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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-3732

                           MFS/ SUN LIFE SERIES TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                             James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

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ITEM 1.  REPORTS TO STOCKHOLDERS.
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MFS(R)/SUN LIFE SERIES TRUST

ANNUAL REPORT - DECEMBER 31, 2004


BOND SERIES
EMERGING MARKETS EQUITY SERIES
GLOBAL GOVERNMENTS SERIES
GLOBAL TOTAL RETURN SERIES
GOVERNMENT SECURITIES SERIES
HIGH YIELD SERIES
INTERNATIONAL VALUE SERIES
MONEY MARKET SERIES
STRATEGIC INCOME SERIES

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TABLE OF CONTENTS

Letter from the CEO of MFS                                              1

Management Review                                                       2

Portfolio Composition                                                   7

Performance Summary                                                    16

Expense Table                                                          22

Portfolio of Investments                                               24

Financial Statements                                                   47

Notes to Financial Statements                                          62

Report of Independent Registered Public Accounting Firm                75

Federal Tax Information                                                76

Trustees and Officers                                                  77

Proxy Voting Policies and Information                          Back Cover

Quarterly Portfolio Disclosure                                 Back Cover
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THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR
ACCOMPANIED BY A CURRENT PROSPECTUS.


NOT FDIC INSURED   MAY LOSE VALUE              NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT      NOT INSURED BY ANY FEDERAL  GOVERNMENT AGENCY OR NCUA/NCUSIF

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LETTER FROM THE CEO OF MFS

DEAR CONTRACT OWNERS,

For most investors, the main factor in determining long-term success is asset allocation how they spread their money among stocks, bonds, and cash. In fact, the total returns of investors may be more influenced by their asset allocation strategy than by their security selection within each asset class. The principle behind asset allocation is simple: by diversifying across a variety of types of securities, investors reduce the overall risk of their portfolio because gains in one area are likely to offset losses in another.

One of the dangers of not having an asset allocation plan is the temptation to simply chase performance, by moving money into whichever asset class appears to be outperforming at the moment. The problem with this approach is that by the time a particular area of the market comes into favor, investors may have already missed some of the best performance. We would suggest that one way to benefit from swings in the market is to acquire a diversified portfolio so that investors hold a range of asset classes BEFORE the market swings in their direction.

UNDERSTAND YOUR EMOTIONS

It usually takes a bear market for people to appreciate the benefits of diversification. At MFS, we believe proper asset allocation is important in all market environments. But we understand that there are emotional components of investment decisions that sometimes keep investors from achieving their long term goals. The three common behaviors that negatively impact investment decisions are overconfidence, looking backwards, and loss aversion.

- OVERCONFIDENCE. After experiencing gains in the market, particularly during a bull market, investors have a natural tendency to overestimate their own abilities. During the global bull market of the late 1990s, for example, a large number of investors traded their own stocks and made significant profits. However, most of these same investors later handed back those profitshares and then some -- because they focused more on short-term blips in the market and less on the fundamental factors that affect a company's long-term prospects.

- LOOKING BACKWARDS. Although security prices are determined by expectations about the future, many investors make choices based on the recent past.
  Investors who have achieved momentary success in the market tend to take on too much risk, believing that better than-average returns can be easily duplicated. On the other hand, those who have had negative experiences tend to become overly cautious and take on too little risk. Recent historical experience tends to dictate an investor's frame of reference and may lead to irrational decisions.

- LOSS AVERSION. Simply put, investors would rather avoid the immediate pain of losses than enjoy the future pleasure of gains. As a result, some investors tend to overreact to short term downturns in the market by seeking to mitigate their losses, rather than remaining invested to benefit from the long-term growth potential of the stock and bond markets.

THINK LIKE A PROFESSIONAL INVESTOR

Asset allocation helps reduce the emotional factors that tend to affect the long term returns of investors. Professional investors -- those who manage assets for money management firms, pension funds, and endowments -- have tended to outperform the average retirement investor because they focus on asset allocation. For example, the investment performance of the average 401(k) participant has lagged these professional investors by more than two percentage points a year, on average, over the past 10 years.(1)

We think asset allocation is one of the most important decisions for investors.
A study of the performance of 91 large U.S. corporate pension plans with assets of more than $100 million over a 10 year period beginning in 1974 concluded that asset allocation policies accounted for 93.6% of their returns, while individual security selection and the timing of their investments accounted for only 6.4%
of their overall performance.(2)

Professional investors target a realistic level of return based on the amount of risk they are willing to take, then set allocations to meet their goals. On average, U.S. professional investors allocate 35% to 40% of their assets to domestic equity stocks; 20% to 30% to fixed income issues; 10% to international stocks; and between 10% and 20% to other investment classes such as real estate.(3) And within those categories, they hold a broad range of styles and asset classes.

In contrast, 401(k) participants who held company stock in their retirement plans at the end of 2002 had roughly 42% of their retirement assets in company stock while the rest was allocated to either growth or value stock funds.(4)
These participants virtually ignored the broad range of equity, fixed-income, and international offerings provided by their retirement plans.

ALLOCATE, DIVERSIFY, REBALANCE

We recommend working with a professional adviser to find an optimal mix of investments based on your individual goals. In our view, a disciplined asset allocation strategy is composed of three simple steps: allocate, diversify and rebalance.

- ALLOCATE. Investors should work with their financial adviser to specify their long-term goals and tolerance for risk. Then investors should allocate their assets across the major asset classes -- stocks, bonds, and cash -- to help them pursue an investment return that is consistent with their risk tolerance level.

- DIVERSIFY. By diversifying their assets, investors trade some performance in the top performing categories for a more predictable and stable portfolio. At the same time, investors should include different investment styles and market capitalizations of stocks and a range of fixed-income investments, as well as U.S. and non-U.S. securities. Because security subclasses tend to move in and out of favor during various market and economic environments, a broad portfolio increases the benefits of diversification.

- REBALANCE. We suggest that investors consult with their professional advisers periodically to rebalance their portfolios to maintain the percentages that they have dedicated to each asset class. Allocations can shift as markets rise and fall, making for a riskier or more conservative portfolio than an investor originally intended. For example, a portfolio of 50% stocks and 50% bonds at the start of 2000 would have shifted to 32% stocks and 68% bonds at the end of 2002 because of the weak stock market.(5)

In short, these three simple concepts -- allocate, diversify and rebalance -- help take emotion out of the investment process and help prevent investors from trying to outguess the market. An asset allocation strategy cannot turn a down market cycle into a good one, but it is an invaluable tool to manage risk and keep investors on track toward reaching their long term investment goals.

A DISCIPLINED INVESTMENT PROCESS IS PARAMOUNT

Disciplined diversification has helped investors pursue long-term, above-average results through the years. Since 1924, when we invented the mutual fund, MFS(R) has strived to give investors the products and tools they need to maintain well-diversified portfolios. MFS provides a variety of products in each asset class as well as a family of asset allocation funds. These asset allocation portfolios cover a range from conservative to moderate, growth,

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and aggressive growth allocations, each with a strategy based on a distinct level of risk. We recommend developing a comprehensive financial plan with an investment advisor who is familiar with your risk tolerance, your individual goals, and your financial situation.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.


Respectfully,


/s/ Robert J. Manning

Robert J. Manning
Chief Executive Officer and Chief Investment Officer
MFS Investment Management
Investment Advisor to the MFS/Sun Life Series Trust

January 14, 2005

Asset allocation and diversification can not guarantee a profit or protect against a loss. The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

(1) Source: Watson Wyatt
(2) "Determinants of Portfolio Performance," in Financial Analysts Journal,
    January/February 1995, by Gary P. Brinson, L. Randolph Hood, and Gilbert L.
    Beebower
(3) Source: Greenwich Associates
(4) Source: Hewitt Associates
(5) Source: Lipper Inc.

STOCK MARKET ENVIRONMENT

In 2004, many measures of global economic growth, including employment and corporate spending, continued to improve, although we feel that record high oil prices, rising short-term interest rates in the U.S., a decline in the value of the U.S. dollar against most major currencies, as well as geopolitical uncertainty impacted markets. Going into the last quarter of 2004, oil prices pulled back from their record levels, and in our view, investors seemed to recognize that corporate profits and economic growth were up considerably for the year.

BOND MARKET ENVIRONMENT

Bond market returns in 2004 turned out to be a pleasant surprise. At about mid-year, we believe improving economic fundamentals prompted the U.S. Federal
Reserve Board to raise short-term rates -- marking the first rate increase in four years. While the Fed followed with four more hikes throughout the year, we feel that enough uncertainty about the strength of the economic recovery remained to fuel investor demand in U.S. Treasuries and other high-quality bonds, both of which are seen as a refuge in times of economic concern.
(Principal and interest of U.S. Treasury securities are guaranteed by the U.S.
government if held to maturity.) Perhaps the biggest surprise of 2004 was that long-term interest rates -- which we believed were expected to rise -- did not.

In the high yield market, we believe easy access to capital, a declining default rate, and stronger credit profiles aided returns throughout the year.

From our perspective, the improvement in equity markets going into the last quarter of 2004 prevented significant advances in most bond markets. Even so, the slowdown in U.S. GDP and job growth, in the second half of the year, curbed expectations about the pace of the economic recovery. We believe that such concerns, combined with geopolitical worries about Iraq and fear of future terrorist attacks, kept investors focused on bond markets

MANAGEMENT REVIEW

BOND SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 6.25% while Service Class shares provided a return of 5.91%. These returns do not reflect any applicable contract or surrender charges and compare with a return of 4.19% for the series' benchmark, the Lehman
Brothers Government/Credit Index. The series mainly seeks as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect contract owners' capital. The series invests, under normal market conditions, at least 80% of its net assets in fixed income securities, including U.S. government securities, mortgage-backed and asset-backed securities, and corporate bonds.

CONTRIBUTORS TO PERFORMANCE

Over the period, the portfolio benefited from an overweight position in corporate bonds and a consequent underweight in U.S. Treasuries relative to our benchmark, the Lehman Brothers Government/Credit Index. Our exposure to investment-grade corporate bonds and higher quality high yield bonds contributed to relative results. These bonds outperformed treasuries over the period, while also generating a favorable yield advantage over our benchmark. Overweight positions in the industrials, telecommunications, utility, and bank and finance sectors aided results. Good bond selection in the energy and electric utility groups, as well as in the commercial mortgage-backed securities sector, also contributed to favorable results. Finally, while we do not actively manage interest rates, our overall duration positioning was slightly shorter than the series' benchmark, thereby contributing to positive results. (Duration is a measure of sensitivity to interest rate changes.)

DETRACTORS FROM PERFORMANCE

On the negative side, our allocation to the agency and supranational sectors detracted from relative results. As the period began, we felt that the strengthening U.S. economy and improving fundamentals in credit quality would benefit corporate bonds. While that outlook proved to be correct, our subsequent underweighting of higher-quality sectors such as agencies and supranationals detracted from performance as these sectors also outperformed treasuries.
Finally, while overall security selection within the corporate bond market benefited the series, our positions in telecommunications firm Citizens
Communications and Cox Communications, a cable television company, held back results. In our view, both companies' bonds were impacted by shareholder friendly financial engineering during the period. Citizens bonds were impacted negatively when the company leveraged its balance sheet to buy back stock.
Historically, a leveraged buyout has generally proven bad for bond holders because a company's debt load increases and the value of existing debt often declines on concerns about the firm's ability to carry a heavier debt load. Cox
Communications debt declined in value when the company was taken private by its controlling shareholders.

EMERGING MARKETS EQUITY SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 27.18%, while Service Class shares provided a return of 26.96%. These returns do not reflect any applicable surrender or contract charges and compare with a return of 25.95% for the series' benchmark, the MSCI
Emerging Markets Index. The investment objective of the series is to seek capital

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appreciation. The series invests, under normal market conditions, at least 80%
of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging market issuers.

CONTRIBUTORS TO PERFORMANCE

Stock selection and, to a lesser extent, our overweighted position in the financial services sector boosted relative results for the period. Absa Group, African Bank Investments, and Standard Bank Group were among the series' overall top contributors to relative performance. Our avoidance of troubled finance company LG Card, South Korea's largest credit card issuer, also helped results.

In the technology sector, our underweighted position as well as stock selection aided relative returns. Our relative positioning in poor-performing UTD Micro
Electronics* contributed to overall results.

Stock selection in the basic materials sector also helped the series' relative performance. Our holdings of Brazilian mining company Companhia Vale do Rio Doce boosted relative returns for the period. Our positioning in Mexico City-based
Corp. Geo SA, a leading developer of housing in Mexico and Latin America, also aided relative results. Avoiding Yukos, one of Russia's largest oil firms, contributed to performance as the company filed for bankruptcy during the period.

DETRACTORS FROM PERFORMANCE

Stock selection in the health care sector and our underweighted position in the utilities and communications sector held back relative performance for the period. Health care company Taro Pharmaceutical* was among the series' overall top detractors. In the utilities and communications sector, our holdings of Brasil Telecom held back relative results.

Stocks in other sectors that detracted from the series' relative performance included mining company MMC Norilsk Nickel, technology company AU Optronics, and Brazilian energy company Petroleo Brasileiro.

During the reporting period, the total impact of currency movements was a detractor to performance relative to the benchmark. The base currency of the series is the U.S. dollar and the performance of the series and its benchmark is presented in terms of this currency. Nevertheless, specific holdings of the series and benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the series and the benchmark to foreign currency movements may differ, from time to time, these movements may have a material impact on relative performance. The series' cash position also held back relative performance. As with nearly all annuity subaccounts, this series holds some cash to buy new holdings and to provide liquidity. In a period when emerging markets
-- as measured by the MSCI Emerging Markets Index -- rose, holding any cash hurt relative performance. The index does not have a cash position.

* Stock was not held in the portfolio at the end of the period.

GLOBAL GOVERNMENT SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 10.06%, while Service Class shares provided a return of 9.80%. These returns do not reflect any applicable contract or surrender charges and compare with a return of 10.35% for the series' benchmark, the Citigroup World Government Bond Index. The series seeks to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries. The series invests, under normal market conditions, at least 80% of its net assets in fixed-income securities of the U.S. government and foreign government securities of developed countries.
The series may also invest in derivative instruments to offset adverse impacts in various markets.

DETRACTORS FROM PERFORMANCE

During the reporting period, the portfolio was adversely affected by our position in the British pound, as well as an underweight in Japanese bonds. Our country selection in euro-area bonds also detracted from performance.

CONTRIBUTORS TO PERFORMANCE

The portfolio benefited markedly from an overweight in the euro, as well as from currency overweights in the dollar bloc (Canada, Australia, and New Zealand), Sweden, and Eastern Europe (Poland and the Czech Republic). We also added value with bond overweights in Denmark, Sweden, and Australia. Our underweight and sector selection in U.S. bonds also added to performance, as did our curve positioning in U.K. bonds.

GLOBAL TOTAL RETURN SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 17.12%, while Service Class shares provided a total return of 16.88%. These returns, which do not reflect any applicable contract or surrender charges, compare with a return of 10.87% for the series' primary benchmark, the Standard & Poor's 500 Stock Index, and a return of 12.90% for the series' secondary benchmark, a customized benchmark comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index, and 40% of the J.P.
Morgan Global Government Bond Index. The series seeks total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The series is a "global balanced fund," and invests in a combination of global equity and fixed income securities. Under normal market conditions, the series invests at least 40%, but not more than 75%, of its net assets in equity securities. In addition, at least 25% of its net assets are invested in fixed-income securities.

CONTRIBUTORS TO PERFORMANCE

For the equity portion of the portfolio, stock selection in utilities and communications, and health care contributed significantly to performance relative to the MSCI World Index. From an allocation perspective, our decision to underweight the lackluster technology sector contributed to results. In utilities and communications, the series benefited from our positions in energy provider Fortum Corp. and Texas-based electric power generator TXU. Prices for both stocks rose sharply over the period. The portfolio also benefited from avoiding Intel and Cisco Systems, two technology stocks that declined significantly during the period. Stocks in other sectors that contributed to relative performance included Syngenta, Italcementi, and Yell Group, from the basic materials, autos and housing, and leisure sectors, respectively. Our relative positioning in poor-performing health care company Pfizer also contributed to the series' relative results.

For the fixed income portion of the portfolio, the series benefited markedly from an overweight in the euro, as well as from currency overweights in the dollar bloc (Canada, Australia, and New Zealand), Sweden, Switzerland, and
Eastern Europe (Poland and the Czech Republic). We also added value with bond overweights in the euro area, Denmark, Sweden, and Australia. Our underweight, curve positioning, and sector selection in U.S. bonds also added significantly to performance. Our curve positioning in U.K. bonds also benefited the series.

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DETRACTORS FROM PERFORMANCE

For the equity portion of the portfolio, stock selection in financial services and retailing detracted from results relative to the MSCI World Index. To a lesser extent, slightly overweighting financial services and underweighting retailing also held back relative returns. At the stock level, financial services firms Converium Holdings*, Fannie Mae, and Goldman Sachs Group held back results. Although the utilities and communications sector was a top overall contributor, two stocks from this sector, France Telecom* and KDDI Corp., were among our top detractors. In the leisure sector, media conglomerates Tribune and Viacom detracted from relative results. Stocks in other sectors that held back results included Sanyo Shokai and Union Pacific*, from the leisure and transportation sectors respectively.

During the reporting period, the fixed income portion of the portfolio was adversely affected by our positions in the British pound and Japanese yen, as well as an underweight in Japanese bonds. Our position in Canadian bonds, as well as country selection in euro-area bonds also detracted from performance.

The series' cash position held back relative performance for the equity portion of the portfolio. As with nearly all annuity subaccounts, this series holds some cash to buy new holdings and to provide liquidity. In a period when markets rose noticeably, holding any cash hurt performance against all three of our benchmarks, the MSCI World Index, the S&P 500 Stock Index and the J.P. Morgan
Global Government Bond Index, which have no cash positions.

* Stock was not held in the portfolio at the end of the period.

GOVERNMENT SECURITIES SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 3.76%, while Service Class shares provided a total return of 3.55%. These returns do not reflect any applicable contract or surrender charges and compares with a return of 4.08% for the series' benchmark, the Lehman Brothers Government/Mortgage Index. The series seeks current income and preservation of capital by investing in U.S. Government and U.S.
Government-related securities. The series invests, under normal market conditions, at least 80% of its net assets in U.S Government securities.

DETRACTORS FROM PERFORMANCE

Holding lower-yielding issues relative to the portfolio's benchmark held back results for the period. Relative to the benchmark, we were underweighted in 30-year mortgage-backed securities, which outperformed comparable-maturity treasuries. The portfolio was adversely impacted by prepayments on certain longer-term mortgage-backed securities.

CONTRIBUTORS TO PERFORMANCE

Over the period the portfolio benefited from its allocation to government agency securities. Our duration positioning also contributed to relative results.
(Duration is a measure of sensitivity to interest rate changes.)

HIGH YIELD SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 9.54%, while Service Class shares provided a return of 9.37%. The returns do not reflect any applicable contract or surrender charges and compare with returns of 10.33% and 11.13%, for the series' benchmarks, the Lipper High Yield Bond Index and the Lehman Brothers High Yield
Index, respectively, The series seeks to provide high current income and capital appreciation by investing primarily in certain lower rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.
The series invests, under normal market conditions, at least 80% of its net assets in high income securities, generally lower rated bonds.

DETRACTORS FROM PERFORMANCE

The portfolio's underperformance versus its benchmarks was attributable in part to our underweighted positions in the more speculative lower-rated sectors of the high yield market, which generated above average returns in 2004. Several specific holdings also detracted from relative performance, including Dobson
Communications, a regional wireless services provider, Pegasus Communications*, and poor-performing textile manufacturer Westpoint Stevens*.

CONTRIBUTORS TO PERFORMANCE

The portfolio's relative performance was helped by several individual holdings that performed well during the period. These included Safilo, a maker of corrective eyewear and sunglasses, chemical company Rhodia, St. Louis-based mining company Doe Run Resources, Texas energy company El Paso Corp., retail energy firm Mirant Americas*, and agricultural company IMC Global.

* Security was not held in the portfolio at the end of the period.

INTERNATIONAL VALUE SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 28.02%, while Service Class shares provided a return of 27.82%. These returns do not reflect any applicable contract or surrender charges and compare with returns of 20.70% and 24.88% for the series' benchmarks, the MSCI EAFE Index and the MSCI EAFE Value Index, respectively. The series seeks long-term growth of capital with a secondary objective of seeking reasonable current income. The series invests, under normal market conditions, at least 65% of its net assets in equity securities of foreign (including emerging market) companies that MFS believes are undervalued in the market relative to their long term potential.

CONTRIBUTORS TO PERFORMANCE

The series benefited most significantly during the period from stock selection in the financial services, energy, and utilities and communications sectors.
Several of our financial services positions, such as JACCS Co. and Chiba Bank, posted strong absolute returns and were among the leading individual contributors to relative performance versus the portfolio's primary benchmark, the MSCI EAFE Index.

In the energy sector, our relative positions in strong-performing CNOOC Ltd., a Chinese offshore oil and gas company, and Hungarian oil and gas company MOL
Magyar aided relative returns. Our positions in Nordic utilities company Fortum and U.K. company United Utilities also contributed to strong results.

Other leading individual contributors to relative performance included agribusiness firm Syngenta, Japanese housing company Sekisui Chemical (also known for their plastics business), Italian cement company Italcementi, and U.K.
directories business Yell Group.

DETRACTORS FROM PERFORMANCE

Stock selection in the transportation sector held back relative performance for the period. Our holdings of poor-performing easyJet, which is not tracked by the MSCI EAFE Index, hurt relative results. Although our underweighted position in the industrial goods and services sector detracted from the series' performance overall, no individual stocks within the sector were among the series' top detractors. Individual stocks in other sectors

                                        4
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that held back relative returns during the period included financial services company Converium Holdings, retailer Sanyo Shokai, leisure company Tamron, utilities and communications companies France Telecom* and KDDI Corp., and frozen novelties company CoolBrands International.

The series' cash position also held back relative performance. As with nearly all portfolios, this series holds some cash to buy new holdings and to provide liquidity. In a period when equity markets -- as measured by the MSCI EAFE Index
-- rose, holding any cash hurt relative performance. The index does not have a cash position.

* Stock was not held in the portfolio at the end of the period.

MONEY MARKET SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 0.83%, while Service Class shares provided a return of 0.57%. These returns do not reflect any applicable contract or surrender charges. As of year end, the seven-day yields with and without waiver, were 1.61%, and 1.36% for the Initial Class and Service Class respectively. The seven-day yield is based on the latest seven days ended December 31, 2004, with dividends annualized. The yield quotation more closely reflects the current earnings of the money market portfolio than does the total return. The investment objective of the series is to seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market investments maturing in less than 13 months. The series invests in U.S.
dollar-denominated money market instruments such as obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, certificates of deposit, commercial paper, repurchase agreements collateralized by U.S. Government securities, and other short-term obligations which are rated within the highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality. The series may invest up to 35% of its total net assets in U.S. dollar-denominated securities of foreign issuers.

PORTFOLIO PERFORMANCE

We believed that interest rates would rise during the period and, as such, we shortened the weighted average maturity for the series significantly, from 49 days at the start of the period to 33 days as the period ended. Essentially, we looked to cut our interest-rate risk anticipating short-term rates would begin to rise and continue to do so throughout the period.

On December 31, 2004, approximately 94% of the series' assets were invested in first tier commercial paper with the remainder in U.S. government sponsored agencies and repurchase agreements collateralized by U.S. government sponsored agencies.

STRATEGIC INCOME SERIES

To gauge performance of this portfolio, we use four benchmarks reflecting the varying results of the different markets in which we invest. For the year ended
December 31, 2004, Initial Class shares of the MFS Strategic Income Series provided a total return of 8.04%, while Service Class Shares provided a return of 7.83%. These returns do not reflect any applicable contract or surrender charges and compare with the following returns over the same period for the series' multiple benchmarks: 11.73% for the J.P. Morgan Emerging Markets Bond
Global Index; 11.13% for the Lehman Brothers High Yield Index; 5.17% for the
Citigroup World Government Bond Non-dollar Hedged Index; and 4.34% for the
Lehman Brothers Aggregate Bond Index.

The series seeks to provide high current income by investing in fixed-income securities and seeks to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income. The series invests, under normal market conditions, at least 65% of its net assets in fixed-income securities. These securities include U.S. government securities, foreign government securities, mortgage-backed and asset-backed securities, corporate bonds, and emerging market securities.

DETRACTORS FROM PERFORMANCE

The portfolio's underweighted allocation to both mortgage-backed securities and the supranational sector held back relative results as both sectors outperformed
Treasuries during the period. Entering the period, we believed higher yielding sectors of the fixed income market such as investment grade and high yield corporate bonds offered more value than the higher quality sectors given our favorable view of the U.S. economy and credit quality. While that view was substantiated during the course of 2004, our underweighted position in mortgages and supranationals detracted from performance relative to the series' benchmark.
Additionally, we do not believe that the riskiest parts of the high yield market, i.e., lower quality "B"- and "CCC"- rated securities, fall within an appropriate risk tolerance for the series. As such, the portfolio underperformed the series' benchmarks due to our underweighted position in "B"- and "CCC"- rated corporate bonds when those bonds rallied in the final quarter of the period.

CONTRIBUTORS TO PERFORMANCE

The series benefited from a positive currency effect generated largely from our exposure to bonds denominated in the Euro, Swedish Krona, and Japanese Yen. In addition, our holdings in many European and other sovereign bonds contributed positively to performance. Overweighted positions in bonds issued by the governments of Germany, Ireland, New Zealand, the Netherlands, and Brazil helped relative results. Finally, given our favorable view toward the improving U.S.
economy and improving credit quality in the U.S., the portfolio maintained overweighted positions in both investment grade corporate bonds and higher quality high yield corporate bonds. As such, our allocation to "BBB"- and "BB"- rated securities in the industrial, utility, and finance sectors benefited performance.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views.
These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS/Sun Life Series. References to specific securities are not recommendations of such securities and may not be representative of any MFS/Sun Life Series' current or future investments.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

INDEX DEFINITIONS

Citigroup World Government Bond Index measures the government bond markets around the world.

CitigroupWorld Government Bond Non-dollar Hedged Index measures the government bond markets around the world.

J.P. Morgan Global Government Bond Index measures government bond markets around the world.

                                        5

J.P. Morgan Emerging Markets Bond Global Index (the EMBI Global) tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).

Lehman Brothers Aggregate Bond Index measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers Government/Credit Index measures all debt obligations of the U.S. Treasury and U.S. government agencies, and all investment-grade domestic corporate debt.

Lehman Brothers Government/Mortgage Index measures government and mortgage securities markets.

Lehman Brothers High Yield Index measures the universe of non-investment grade, fixed rate debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Lipper High Yield Bond Index measures the 30 largest retail mutual funds in the Lipper High Yield Bond Category.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada.

MSCI EAFE (Europe, Australasia, Far East) Value Index is a free float-adjusted market capitalization index that is designed to measure developed market value equity performance, excluding the US and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index measures stock markets in the developed world.

Standard & Poor's 500 Stock Index (S&P 500) is a capitalization- weighted index of 500 widely held stocks, designed to measure broad U.S. equity performance.

IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PORTFOLIO COMPOSITION -- BOND SERIES

[CHART]

PORTFOLIO STRUCTURE*

Bonds                    96.6%
Cash & Other Net Assets   3.4%

MARKET SECTORS*

High Grade Corporates                                        55.5%
High Yield Corporates                                        11.6%
Commercial Mortgage Backed                                    7.3%
Mortgage Backed                                               6.4%
Emerging Markets Debt                                         4.8%
U.S. Government Agencies                                      4.3%
Cash & Other Net Assets                                       3.4%
Asset Backed                                                  2.8%
U.S. Treasuries                                               2.6%
International Sovereigns                                      1.3%

CREDIT QUALITY**

AAA                                                          21.5%
AA                                                            3.7%
A                                                            12.9%
BBB                                                          41.8%
BB                                                           14.7%
B                                                             4.2%
Other                                                         1.2%

PORTFOLIO FACTS

Average Duration                                              5.1
Average Life                                                  8.6
Average Maturity***                                          13.7
Average Quality                                                A-
Average Quality Short Term Bonds                              A-1

  * For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.
 ** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. U.S. Treasuries and mortgage-backed securities are included in the "AAA"-rating category.
*** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- EMERGING MARKETS EQUITY SERIES

[CHART]

PORTFOLIO STRUCTURE

Stocks                       98.1%
Cash & Other Net Assets       0.8%
Preferred Stocks              1.1%

TOP TEN HOLDINGS

Samsung Electronics Co. Ltd.                                  6.2%
Anglo American PLC                                            4.5%
OAO Lukoil, ADR                                               2.5%
Teva Pharmaceutical Industries Ltd.                           2.4%
China Mobile (Hong Kong) Ltd.                                 2.4%
POSCO                                                         2.3%
Petroleo Brasileiro S/A                                       2.2%
Companhia Vale Do Rio Doce                                    2.1%
Sasol Ltd.                                                    2.1%
Standard Bank Group Ltd.                                      2.0%

SECTOR WEIGHTINGS

Financial Services                                           24.7%
Basic Materials                                              19.4%
Utilities & Communications                                   13.6%
Technology                                                   11.1%
Energy                                                       10.0%
Autos & Housing                                               5.5%
Consumer Staples                                              4.5%
Health Care                                                   3.0%
Leisure                                                       2.9%
Special Products & Services                                   1.9%
Retailing                                                     1.1%
Industrial Goods & Services                                   1.0%
Transportation                                                0.5%

COUNTRY WEIGHTINGS

South Korea                                                  19.0%
Brazil                                                       10.8%
Taiwan                                                       10.7%
South Africa                                                 10.4%
Mexico                                                        8.6%
China                                                         6.6%
Russia                                                        4.8%
India                                                         4.7%
Israel                                                        4.7%
Other                                                        19.7%


Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- GLOBAL GOVERNMENTS SERIES

[CHART]

PORTFOLIO STRUCTURE*

Bonds                      94.5%
Cash & Other Net Assets     5.5%

MARKET SECTORS*

International Sovereigns                                     81.0%
Cash & Other Net Assets                                       5.5%
U.S. Treasuries                                               4.8%
Commercial Mortgage Backed                                    3.5%
Emerging Markets Debt                                         3.0%
Mortgage Backed                                               1.2%
Municipal                                                     1.0%

CREDIT QUALITY**

AAA                                                          74.7%
AA                                                            8.8%
A                                                             4.7%
BBB                                                           2.2%
Other                                                         9.6%

PORTFOLIO FACTS

Average Duration                                              5.6
Average Life                                                  8.3
Average Maturity***                                           9.3
Average Quality                                               AA+
Average Quality Short Term Bonds                              A-1

COUNTRY WEIGHTINGS

United States                                                18.2%
Germany                                                      13.8%
France                                                        9.2%
Japan                                                         7.5%
United Kingdom                                                7.5%
Finland                                                       6.3%
Ireland                                                       6.1%
New Zealand                                                   5.1%
Canada                                                        5.0%
Other                                                        21.3%

  * For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.
 ** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. U.S. Treasuries and mortgage-backed securities are included in the "AAA"-rating category.
*** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- GLOBAL TOTAL RETURN SERIES

[CHART]

PORTFOLIO STRUCTURE*

Stocks                    60.9%
Bonds                     36.9%
Cash & Other Net Assets    2.2%

TOP TEN HOLDINGS*

United Kingdom Treasury, 5%, 2012                             1.9%
Federal Republic of Germany, 5.25%, 2010                      1.9%
Quebec Province, 1.6%, 2013                                   1.8%
Republic of France, 4.75%, 2007                               1.6%
Republic of Ireland, 4.25%, 2007                              1.6%
Government of New Zealand, 6.5%, 2013                         1.5%
Federal Republic of Germany, 6.25%, 2030                      1.5%
Republic of Finland, 3%, 2008                                 1.5%
TOTAL S.A., ADR                                               1.3%
U.S. Treasury Bonds, 6.25%, 2030                              1.3%

EQUITY SECTOR WEIGHTINGS

Financial Services                                           14.6%
Utilities & Communications                                   10.8%
Energy                                                        6.8%
Consumer Staples                                              5.7%
Health Care                                                   4.3%
Basic Materials                                               3.8%
Autos & Housing                                               3.5%
Leisure                                                       3.3%
Industrial Goods & Services                                   3.1%
Retailing                                                     1.9%
Transportation                                                1.9%
Technology                                                    0.8%
Special Products & Services                                   0.4%

TOP FIVE BOND MARKET SECTORS*

International Sovereigns                                     30.9%
U.S. Treasuries                                               2.8%
Emerging Markets Debt                                         1.1%
Commercial Mortgage Backed                                    1.0%
Mortgage Backed                                               0.4%

COUNTRY WEIGHTINGS

United States                                                31.7%
United Kingdom                                               11.4%
Japan                                                         8.9%
France                                                        8.4%
Germany                                                       6.4%
Switzerland                                                   5.5%
Finland                                                       3.5%
Canada                                                        3.2%
Netherlands                                                   2.7%
Other                                                        18.3%

  * For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- GOVERNMENT SECURITIES SERIES

[CHART]

PORTFOLIO STRUCTURE*

Bonds                       90.5%
Cash & Other Net Assets      9.5%

MARKET SECTORS*

Mortgage Backed                                              58.0%
U.S. Government Agencies                                     25.5%
Cash & Other Net Assets                                       9.5%
U.S. Treasuries                                               6.8%
Residential Mortgage Backed                                   0.2%

CREDIT QUALITY**

AAA                                                          98.6%
Not Rated                                                     0.3%
Other                                                         1.1%

PORTFOLIO FACTS

Average Duration                                              3.9
Average Life                                                  6.2
Average Maturity***                                          17.3
Average Quality                                               AAA
Average Quality Short Term Bonds                              A-1

  * For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.
 ** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered not rated, except for U.S. Treasuries and mortgage-backed securities, which are included in the "AAA"-rating category.
*** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- HIGH YIELD SERIES

[CHART]

PORTFOLIO STRUCTURE*

Bonds                            94.1%
Cash & Other Net Assets           4.1%
Stocks                            1.0%
Convertible Preferred Stocks      0.3%
Preferred Stocks                  0.5%

TOP FIVE BOND INDUSTRIES*

Utilities-Electric Power                                      8.8%
Telecom-Wireline                                              6.2%
Gaming & Lodging                                              5.4%
Chemicals                                                     5.4%
Wireless Communications                                       4.6%

CREDIT QUALITY**

BBB                                                           3.0%
BB                                                           27.9%
B                                                            45.5%
CCC                                                          14.6%
CC                                                            1.7%
D                                                             0.4%
Not Rated                                                     0.9%
Equity                                                        1.8%
Other                                                         4.2%

PORTFOLIO FACTS

Average Duration                                              4.4
Average Life                                                  7.9
Average Maturity***                                           8.2
Average Quality                                                 B
Average Quality Short Term Bonds                              A-1

  * For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.
 ** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered not rated.
*** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- INTERNATIONAL VALUE SERIES

[CHART]

PORTFOLIO STRUCTURE

Stocks                   97.7%
Cash & Other Net Assets   2.3%

TOP TEN HOLDINGS

Total S.A.                                                    2.9%
BP PLC                                                        2.0%
Royal Bank of Scotland Group PLC                              1.9%
Vodafone Group PLC                                            1.9%
Nestle S.A.                                                   1.9%
Syngenta AG                                                   1.8%
Takefuji Corp.                                                1.8%
Deutsche Telekom AG                                           1.5%
TPG NV                                                        1.5%
Tokyo Gas Co. Ltd.                                            1.4%

SECTOR WEIGHTINGS

Financial Services                                           19.3%
Utilities & Communications                                   18.8%
Energy                                                       11.6%
Consumer Staples                                              8.2%
Autos & Housing                                               8.2%
Leisure                                                       6.7%
Retailing                                                     5.5%
Health Care                                                   5.4%
Transportation                                                3.7%
Industrial Goods & Services                                   3.7%
Basic Materials                                               3.3%
Technology                                                    2.7%
Special Products & Services                                   0.6%

COUNTRY WEIGHTINGS

Great Britain                                                24.9%
Japan                                                        18.6%
France                                                       10.8%
Switzerland                                                   4.7%
Sweden                                                        4.6%
Germany                                                       4.1%
Netherlands                                                   3.9%
Spain                                                         3.5%
South Korea                                                   3.4%
Other                                                        21.5%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- MONEY MARKET SERIES

SHORT TERM CREDIT**

Average Quality Short Term Bonds                            A-1

MATURITY BREAKDOWN

0 to 29 days                                                 57.1%
30 to 59 days                                                29.6%
60 to 89 days                                                 6.7%
90 to 365 days                                                6.4%
Fixed Income Other                                            0.2%

[CHART]

PORTFOLIO STRUCTURE*

Commercial Paper                93.5%
U.S. Government Agencies         6.3%
Other                            0.2%

  * For purposes of this graphical presentation, the fixed income portion includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

 ** Short-term credit quality is based upon the average of the ratings from Moody's Investors Service, Standard & Poor's, and Fitch, Inc. for each security. If not rated by any of the three agencies, the security is considered not rated.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO COMPOSITION -- STRATEGIC INCOME SERIES

[CHART]

PORTFOLIO STRUCTURE*

Bonds                       91.7%
Cash & Other Net Assets      8.0%
Stocks                       0.3%

MARKET SECTORS*

High Yield Corporates                                        34.2%
International Sovereigns                                     17.4%
Emerging Markets Debt                                        14.3%
High Grade Corporates                                        10.8%
Cash & Other Net Assets                                       8.0%
Commercial Mortgage Backed                                    8.0%
Mortgage Backed                                               5.3%
U.S. Government Agencies                                      1.6%
Domestic Convertibles                                         0.3%
Residential Mortgage Backed                                   0.1%

CREDIT QUALITY**

AAA                                                          28.7%
AA                                                            1.5%
A                                                             3.7%
BBB                                                          14.1%
BB                                                           18.2%
B                                                            24.1%
CCC                                                           4.8%
CC                                                            0.4%
Not Rated                                                     0.3%
Equity                                                        0.3%
Other                                                         3.9%

PORTFOLIO FACTS

Average Duration                                              4.1
Average Life                                                  7.9
Average Maturity***                                          10.7
Average Quality                                               BBB
Average Quality Short Term Bonds                              A-1

COUNTRY WEIGHTINGS

United States                                                62.5%
Germany                                                       4.9%
Brazil                                                        3.3%
Russia                                                        3.0%
Mexico                                                        2.7%
United Kingdom                                                2.5%
Ireland                                                       2.3%
Netherlands                                                   1.9%
France                                                        1.8%
Other                                                        15.1%

  * For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.
 ** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered not rated, except for U.S. Treasuries and mortgage-backed securities, which are included in the "AAA"-rating category.
*** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the historical performance of each series in comparison to its benchmark(s). Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTED TO RECENT FAVORABLE MARKET CONDITIONS WHICH MAY NOT BE REPEATED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT
UNITS.

BOND SERIES(1),(2),(5),(7),(9),(10),(14)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from May 1, 1998.)

                  BOND SERIES -     LEHMAN BROTHERS
                  INITIAL CLASS     GOVERNMENT/CREDIT INDEX#
May-98            $        10,000           $        10,000
Dec-98            $        10,690           $        10,730
Dec-99            $        10,509           $        10,499
Dec-00            $        11,579           $        11,744
Dec-01            $        12,488           $        12,742
Dec-02            $        13,678           $        14,149
Dec-03            $        15,007           $        14,809
Dec-04            $        15,945           $        15,430

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +6.25%      +27.68%      +51.73%      +59.45%
Average Annual Total Return                              +6.25%       +8.49%       +8.70%       +7.26%

Service Class

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +5.91%      +26.72%      +50.32%      +57.97%
Average Annual Total Return                              +5.91%       +8.21%       +8.49%       +7.11%

COMPARATIVE BENCHMARKS

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Average corporate debt BBB-rated fund+                   +5.11%       +7.03%       +7.53%       +5.86%
Lehman Brothers Government/
  Credit Index#                                          +4.19%       +6.59%       +8.00%       +6.72%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from May 1, 1998.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
# Source: Standard & Poor's Micropal, Inc.

EMERGING MARKETS EQUITY SERIES(1),(3),(8),(9)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, June 5, 1996, through December 31, 2004. Index information is from June 1, 1996.)

          EMERGING MARKETS                MSCI EMERGING
          EQUITY SERIES - INITIAL CLASS   MARKETS INDEX#
Jun-96                  $        10,000   $       10,000
Dec-96                  $        10,000   $        9,641
Dec-97                  $        11,046   $        8,524
Dec-98                  $         7,735   $        6,364
Dec-99                  $        11,794   $       10,590
Dec-00                  $         9,110   $        7,349
Dec-01                  $         9,017   $        7,174
Dec-02                  $         8,847   $        6,744
Dec-03                  $        13,501   $       10,539
Dec-04                  $        17,171   $       13,274

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +27.18%      +90.43%      +45.60%      +71.71%
Average Annual Total Return                             +27.18%      +23.95%       +7.80%       +6.51%

Service Class

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +26.96%      +89.06%      +44.38%      +70.27%
Average Annual Total Return                             +26.96%      +23.65%       +7.62%       +6.41%

COMPARATIVE BENCHMARK

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index#                            +25.95%      +22.77%       +4.62%       +3.35%

* For the period from the commencement of the series' investment operations, June 5, 1996, through December 31, 2004. Index information is from
  June 1, 1996.
# Source: Standard & Poor's Micropal, Inc.

GLOBAL GOVERNMENT SERIES(1),(3),(4),(5),(6),(7),(9),(10),(14)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

          GLOBAL GOVERNMENT          CITIGROUP WORLD
          SERIES - INITIAL CLASS     GOVERNMENT BOND INDEX#
Dec-94            $       10,000            $       10,000
Dec-95            $       11,569            $       11,904
Dec-96            $       12,107            $       12,335
Dec-97            $       12,016            $       12,363
Dec-98            $       13,873            $       14,256
Dec-99            $       13,154            $       13,647
Dec-00            $       13,315            $       13,864
Dec-01            $       13,034            $       13,727
Dec-02            $       15,723            $       16,403
Dec-03            $       18,176            $       18,849
Dec-04            $       20,004            $       20,800

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +10.06%      +53.48%      +52.07%     +100.04%
Average Annual Total Return                             +10.06%      +15.35%       +8.74%       +7.18%

Service Class

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +9.80%      +52.36%      +50.81%      +98.38%
Average Annual Total Return                              +9.80%      +15.07%       +8.56%       +7.09%

COMPARATIVE BENCHMARK

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index#                  +10.35%      +14.86%       +8.79%       +7.60%

#Source: Standard & Poor's Micropal, Inc.

GLOBAL TOTAL RETURN SERIES(1),(2),(5),(7),(9),(10),(14)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

           GLOBAL TOTAL RETURN         60% MSCI WORLD/40% J.P. MORGAN         STANDARD & POOR'S
           SERIES - INITIAL CLASS      GLOBAL GOVERNMENT BOND INDEX#          500 STOCK INDEX#
Dec-94       $             10,000               $              10,000         $             10,000
Dec-95       $             11,789               $              12,024         $             13,753
Dec-96       $             13,479               $              13,209         $             16,909
Dec-97       $             15,313               $              14,538         $             22,548
Dec-98       $             18,127               $              17,639         $             28,992
Dec-99       $             19,654               $              19,791         $             35,092
Dec-00       $             20,103               $              18,387         $             31,900
Dec-01       $             18,861               $              16,492         $             28,111
Dec-02       $             18,971               $              15,619         $             21,901
Dec-03       $             23,329               $              19,621         $             28,179
Dec-04       $             27,322               $              22,152         $             31,243

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +17.12%      +44.85%      +39.01%     +173.22%
Average Annual Total Return                             +17.12%      +13.15%       +6.81%      +10.57%

Service Class

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +16.88%      +43.80%      +37.90%     +171.03%
Average Annual Total Return                             +16.88%      +12.87%       +6.64%      +10.48%

COMPARATIVE BENCHMARKS

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Average global flexible port fund+                      +13.31%       +9.05%       +2.94%       +9.72%
60% MSCI World/40% J.P. Morgan
  Global Government Bond Index#                         +12.90%      +10.34%       +2.28%       +8.28%
Standard & Poor's 500 Stock Index#                      +10.87%       +3.58%       -2.30%      +12.07%

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

GOVERNMENT SECURITIES SERIES(5),(6),(9)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

       GOVERNMENT SECURITIES     LEHMAN BROTHERS
       SERIES - INITIAL CLASS#   GOVERNMENT/MORTGAGE INDEX#
Dec-94         $        10,000             $        10,000
Dec-95         $        11,766             $        11,781
Dec-96         $        11,960             $        12,214
Dec-97         $        13,003             $        13,380
Dec-98         $        14,134             $        14,547
Dec-99         $        13,869             $        14,469
Dec-00         $        15,549             $        16,247
Dec-01         $        16,760             $        17,500
Dec-02         $        18,348             $        19,260
Dec-03         $        18,742             $        19,785
Dec-04         $        19,447             $        20,592

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +3.76%      +16.38%      +40.23%      +94.47%
Average Annual Total Return                              +3.76%       +5.19%       +7.00%       +6.88%

Service Class

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +3.55%      +15.56%      +39.13%      +92.96%
Average Annual Total Return                              +3.55%       +4.94%       +6.83%       +6.79%

COMPARATIVE BENCHMARKS

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Average general U.S. government fund+                    +3.19%       +4.75%       +6.43%       +6.43%
Lehman Brothers Government/Mortgage
  Index#                                                 +4.08%       +5.57%       +7.31%       +7.49%

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

HIGH YIELD SERIES(1),(2),(4),(7),(10)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

             HIGH YIELD SERIES -          LEHMAN BROTHERS
             INITIAL CLASS                HIGH YIELD INDEX#
Dec-94          $         10,000          $         10,000
Dec-95          $         11,693          $         11,917
Dec-96          $         13,111          $         13,270
Dec-97          $         14,846          $         14,964
Dec-98          $         14,932          $         15,243
Dec-99          $         15,965          $         15,608
Dec-00          $         14,881          $         14,693
Dec-01          $         15,148          $         15,469
Dec-02          $         15,557          $         15,251
Dec-03          $         18,892          $         19,670
Dec-04          $         20,695          $         21,859

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +9.54%      +36.62%      +29.63%     +106.95%
Average Annual Total Return                              +9.54%      +10.96%       +5.33%       +7.54%

Service Class

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +9.37%      +35.71%      +28.58%     +105.29%
Average Annual Total Return                              +9.37%      +10.71%       +5.16%       +7.46%

COMPARATIVE BENCHMARKS

                                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------
Lipper High Yield Bond Index+                           +10.33%      +10.81%       +3.98%       +6.69%
Lehman Brothers High Yield Index#                       +11.13%      +12.22%       +6.97%       +8.13%

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

INTERNATIONAL VALUE SERIES(1),(3),(11),(12)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 2, 1995, through December 31, 2004. Index information is from October 1, 1995.)

     INTERNATIONAL VALUE
     SERIES - INITIAL CLASS      MSCI EAFE VALUE INDEX#     MSCI EAFE INDEX#
Oct-95         $     10,000               $     10,000         $     10,000
Dec-95         $     10,130               $     10,481         $     10,413
Dec-96         $     10,620               $     11,447         $     11,075
Dec-97         $     11,314               $     11,655         $     11,303
Dec-98         $     13,767               $     13,764         $     13,601
Dec-99         $     16,135               $     17,141         $     17,314
Dec-00         $     15,759               $     16,658         $     14,898
Dec-01         $     13,453               $     13,623         $     11,739
Dec-02         $     12,664               $     11,497         $      9,901
Dec-03         $     16,923               $     16,782         $     13,778
Dec-04         $     21,665               $     20,957         $     16,630

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +28.02%      +61.04%      +34.28%     +116.65%
Average Annual Total Return                             +28.02%      +17.21%       +6.07%       +8.72%

Service Class

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +27.82%      +60.09%      +33.48%     +115.37%
Average Annual Total Return                             +27.82%      +16.98%       +5.95%       +8.65%

COMPARATIVE BENCHMARKS

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
MSCI EAFE Value Index#                                  +24.88%      +15.44%       +4.10%       +8.33%
MSCI EAFE Index#                                        +20.70%      +12.31%       -0.80%       +5.65%

* For the period from the commencement of the series' investment operations, October 2, 1995, through December 31, 2004. Index information is from October 1, 1995.
# Source: Standard & Poor's Micropal, Inc.

MONEY MARKET SERIES(1),(13),(15) PERFORMANCE SUMMARY THROUGH 12/31/04

                                                           CURRENT 7-DAY YIELD*
      CLASS            INCEPTION   1 YEAR TOTAL RETURN   (WITH AND WITHOUT WAIVER)
      -----            ---------   -------------------   ------------------------
  Initial Class         7/19/85           0.83%                   1.61%
  Service Class         8/24/01           0.57%                   1.36%

* Based on the latest seven days ended as of December 31, 2004, with dividends annualized. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

STRATEGIC INCOME SERIES(1),(2),(4),(5),(7),(9),(10),(14)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from May 1, 1998.)

                                 CITIGROUP WORLD            JP MORGAN
         STRATEGIC INCOME        GOVERNMENT BOND            EMERGING MARKETS     LEHMAN BROTHERS        LEHMAN BROTHERS
         SERIES - INITIAL CLASS  NON-DOLLAR HEDGED INDEX#   BOND GLOBAL INDEX++  AGGREGATE BOND INDEX#  HIGH YIELD INDEX#
May-98            $      10,000          $         10,000        $       10,000             $   10,000        $    10,000
Dec-98            $      10,040          $         10,767        $        8,367             $   10,647        $     9,817
Dec-99            $      10,503          $         11,077        $       10,390             $   10,559        $    10,052
Dec-00            $      10,805          $         12,144        $       11,866             $   11,787        $     9,463
Dec-01            $      11,162          $         12,887        $       12,048             $   12,782        $     9,962
Dec-02            $      12,001          $         13,770        $       13,621             $   14,093        $     9,822
Dec-03            $      13,548          $         14,029        $       17,125             $   14,671        $    12,668
Dec-04            $      14,637          $         14,755        $       19,133             $   15,308        $    14,078

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class


                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +8.04%      +31.13%      +39.36%      +46.37%
Average Annual Total Return                              +8.04%       +9.46%       +6.86%       +5.89%
Service Class

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +7.83%      +30.15%      +38.17%      +45.12%
Average Annual Total Return                              +7.83%       +9.18%       +6.68%       +5.76%

COMPARATIVE BENCHMARKS

                                                         1 YEAR      3 YEARS      5 YEARS        LIFE*
------------------------------------------------------------------------------------------------------
Average general bond fund+                               +4.27%       +5.56%       +6.02%       +5.24%
Citigroup World Government Bond
  Non-Dollar Hedged Index#                               +5.17%       +4.61%       +5.90%       +6.01%
JP Morgan Emerging Markets Bond
  Global Index++                                        +11.73%      +16.67%      +12.99%      +10.22%
Lehman Brothers Aggregate Bond Index#                    +4.34%       +6.19%       +7.71%       +6.59%
Lehman Brothers High Yield Index#                       +11.13%      +12.22%       +6.97%       +5.26%

 * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from
   May 1, 1998.
+  Source: Lipper Inc.
++ Source: Bloomberg.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. For performance that reflects the deduction of fees and charges imposed by insurance company separate accounts, visit sunlife-usa.com.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the series' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

KEY RISK CONSIDERATIONS

(1) The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

(2) The portfolio may invest in high yield or lower-rated securities, which may provide greater returns but are subject to greater-than-average risk.

(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(4) The portfolio may invest a relatively high percentage of its assets in a small number of issuers or even in a single issuer. This makes the portfolio's value more sensitive to developments associated with the issuer and the overall market.

(5) The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities.

(6) The portfolio may invest in government guaranteed securities. These guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

(7) The series will allocate its investments based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

(8) Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

(9) The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

(10) The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

(11) Prices of value company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall.

(12) Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of portfolios that emphasize smaller cap companies.

(13) The portfolio may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The portfolio may also invest in municipal bonds called revenue obligations that are not backed by the full faith and credit of the municipal issuer. These securities are subject to a higher degree of credit risk than general obligations.

(14) The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuations.

(15) Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

     The portfolios' values will vary daily in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a portfolio dedicates to stocks, generally the more volatile the portfolios' values will be. Bond prices will decline when interest rates rise and will increase when interest rates fall. Many bonds also carry credit risk, which is the risk that issuers may fail to make timely principal or interest payments. In addition, bonds with longer maturity dates will be subject to greater price fluctuations than those with shorter maturity periods. However, stocks historically have outperformed bonds over time.

     Please see the prospectus for further information regarding these and other risk considerations.

EXPENSE TABLE
SERIES EXPENSES BORNE BY THE SHAREHOLDERS DURING THE PERIOD,
JULY 1, 2004 THROUGH DECEMBER 31, 2004

As a shareholder of the series, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 through December 31, 2004

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

                                                  BEGINNING          ENDING
                               ANNUALIZED          ACCOUNT           ACCOUNT           EXPENSES PAID
                                EXPENSE             VALUE             VALUE           DURING PERIOD**
BOND SERIES                      RATIO            7/1/2004          12/31/2004      7/1/2004-12/31/2004
-------------------------------------------------------------------------------------------------------
Initial Class
  Actual                         0.69%         $         1,000   $         1,059   $               3.58
  Hypothetical*                  0.69%         $         1,000   $         1,022   $               3.52
Service Class
  Actual                         0.94%         $         1,000   $         1,057   $               4.87
  Hypothetical*                  0.94%         $         1,000   $         1,020   $               4.79

                                                  BEGINNING         ENDING
                              ANNUALIZED          ACCOUNT           ACCOUNT            EXPENSES PAID
EMERGING MARKETS               EXPENSE             VALUE             VALUE            DURING PERIOD**
EQUITY SERIES                   RATIO             7/1/2004         12/31/2004       7/1/2004-12/31/2004
-------------------------------------------------------------------------------------------------------
Initial Class
  Actual                         1.35%         $         1,000   $         1,281   $               7.76
  Hypothetical*                  1.35%         $         1,000   $         1,018   $               6.87
Service Class
  Actual                         1.59%         $         1,000   $         1,280   $               9.14
  Hypothetical*                  1.59%         $         1,000   $         1,017   $               8.08

                                                  BEGINNING          ENDING
                               ANNUALIZED          ACCOUNT           ACCOUNT           EXPENSES PAID
GLOBAL                          EXPENSE             VALUE             VALUE           DURING PERIOD**
GOVERNMENTS SERIES               RATIO            7/1/2004         12/31/2004      7/1/2004-12/31/2004
-------------------------------------------------------------------------------------------------------
Initial Class
  Actual                         0.98%         $         1,000   $         1,118   $               5.23
  Hypothetical*                  0.98%         $         1,000   $         1,020   $               4.99
Service Class
  Actual                         1.23%         $         1,000   $         1,117   $               6.56
  Hypothetical*                  1.23%         $         1,000   $         1,019   $               6.26

                                                 BEGINNING           ENDING
                              ANNUALIZED          ACCOUNT            ACCOUNT          EXPENSES PAID
GLOBAL TOTAL                    EXPENSE            VALUE              VALUE          DURING PERIOD**
RETURN SERIES                   RATIO            7/1/2004          12/31/2004      7/1/2004-12/31/2004
-------------------------------------------------------------------------------------------------------
Initial Class
  Actual                         0.87%         $         1,000   $         1,139   $               4.69
  Hypothetical*                  0.87%         $         1,000   $         1,021   $               4.43
Service Class
  Actual                         1.12%         $         1,000   $         1,137   $               6.03
  Hypothetical*                  1.12%         $         1,000   $         1,020   $               5.70

                                                  BEGINNING          ENDING
                               ANNUALIZED          ACCOUNT           ACCOUNT           EXPENSES PAID
GOVERNMENT                      EXPENSE             VALUE             VALUE           DURING PERIOD**
SECURITIES SERIES                RATIO            7/1/2004          12/31/2004      7/1/2004-12/31/2004
-------------------------------------------------------------------------------------------------------
Initial Class
  Actual                         0.61%         $         1,000   $         1,036   $               3.13
  Hypothetical*                  0.61%         $         1,000   $         1,022   $               3.11
Service Class
  Actual                         0.86%         $         1,000   $         1,035   $               4.41
  Hypothetical*                  0.86%         $         1,000   $         1,021   $               4.38

                                                  BEGINNING          ENDING
                               ANNUALIZED          ACCOUNT           ACCOUNT          EXPENSES PAID
                                EXPENSE             VALUE             VALUE          DURING PERIOD**
HIGH YIELD SERIES                RATIO            7/1/2004          12/31/2004      7/1/2004-12/31/2004
-------------------------------------------------------------------------------------------------------
Initial Class
  Actual                         0.83%         $         1,000   $         1,091   $               4.37
  Hypothetical*                  0.83%         $         1,000   $         1,021   $               4.23
Service Class
  Actual                         1.08%         $         1,000   $         1,090   $               5.69
  Hypothetical*                  1.08%         $         1,000   $         1,020   $               5.50

                                                  BEGINNING          ENDING
                               ANNUALIZED          ACCOUNT           ACCOUNT          EXPENSES PAID
INTERNATIONAL                   EXPENSE             VALUE             VALUE          DURING PERIOD**
VALUE SERIES                     RATIO            7/1/2004          12/31/2004      7/1/2004-12/31/2004
-------------------------------------------------------------------------------------------------------
Initial Class
  Actual                         1.13%         $         1,000   $         1,164   $               6.16
  Hypothetical*                  1.13%         $         1,000   $         1,020   $               5.75
Service Class
  Actual                         1.38%         $         1,000   $         1,162   $               7.52
  Hypothetical*                  1.38%         $         1,000   $         1,018   $               7.02

                                                  BEGINNING          ENDING
                               ANNUALIZED          ACCOUNT           ACCOUNT          EXPENSES PAID
                                EXPENSE             VALUE             VALUE          DURING PERIOD**
MONEY MARKET SERIES              RATIO            7/1/2004          12/31/2004      7/1/2004-12/31/2004
-------------------------------------------------------------------------------------------------------
Initial Class
  Actual                         0.57%         $         1,000   $         1,006   $               2.88
  Hypothetical*                  0.57%         $         1,000   $         1,022   $               2.91
Service Class
  Actual                         0.82%         $         1,000   $         1,005   $               4.14
  Hypothetical*                  0.82%         $         1,000   $         1,021   $               4.18

                                                  BEGINNING          ENDING
                               ANNUALIZED          ACCOUNT           ACCOUNT          EXPENSES PAID
STRATEGIC                       EXPENSE             VALUE             VALUE          DURING PERIOD**
INCOME SERIES                    RATIO            7/1/2004          12/31/2004      7/1/2004-12/31/2004
-------------------------------------------------------------------------------------------------------
Initial Class
  Actual                         0.89%         $         1,000   $         1,078   $               4.66
  Hypothetical*                  0.89%         $         1,000   $         1,021   $               4.53
Service Class
  Actual                         1.14%         $         1,000   $         1,078   $               5.97
  Hypothetical*                  1.14%         $         1,000   $         1,019   $               5.80

 * 5% class return per year before expenses.

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS -- December 31, 2004

BOND SERIES

ISSUER                                                                         PAR AMOUNT        VALUE
BONDS -- 97.5%

ADVERTISING & BROADCASTING -- 2.1%
British Sky Broadcasting Group PLC,
  8.2%, 2009                                                                $       822,000  $       950,160
Chancellor Media Corp., 8%, 2008                                                    760,000          853,317
EchoStar DBS Corp., 9.125%, 2009                                                    657,000          722,700
News America Holdings, 7.75%, 2024                                                1,250,000        1,482,353
News America Holdings, 8.5%, 2025                                                   770,000          979,908
                                                                                             ---------------
                                                                                             $     4,988,438
                                                                                             ---------------
AEROSPACE -- 0.5%
BAE Systems Holdings, Inc.,
  6.4%, 2011##                                                              $     1,059,000  $     1,186,926
                                                                                             ---------------
AIRLINES -- 0.8%
Continental Airlines, Inc., 6.545%, 2020                                    $     1,475,578  $     1,465,959
Delta Air Lines, Inc., 7.379%, 2010                                                 514,881          508,608
                                                                                             ---------------
                                                                                             $     1,974,567
                                                                                             ---------------
ALCOHOLIC BEVERAGES -- 0.5%
SABMiller PLC, 6.625%, 2033##                                               $     1,076,000  $     1,220,539
                                                                                             ---------------
ASSET BACKED & SECURITIZED -- 10.1%
ARCap REIT, Inc., 6.0996%, 2045##                                           $       350,000  $       326,308
Amresco Commercial Mortgage
  Funding I, 7%, 2029                                                               900,000          943,101
Asset Securitization Corp.,
  8.005%, 2026                                                                      775,000          813,592
Brazilian Merchant Voucher Receivables
  Ltd., 5.911%, 2011##                                                              820,000          811,800
CPS Auto Receivables Trust,
  3.52%, 2009##                                                                     397,726          398,223
CRIIMI MAE Commercial Mortgage Trust,
  7%, 2033##                                                                      1,050,000        1,126,808
Capital One Auto Finance Trust,
  2.47%, 2010                                                                       400,000          394,596
Citibank Credit Card Issuance Trust,
  6.65%, 2008                                                                     1,200,000        1,248,529
Commercial Mortgage Acceptance
  Corp., 5.44%, 2013##                                                            1,000,000        1,010,631
Commercial Mortgage Acceptance
  Corp., 1.0121%, 2030^^                                                         10,127,769          369,761
Commercial Mortgage Acceptance
  Corp., 6.04%, 2030                                                              1,150,000        1,225,256
Commercial Mortgage Acceptance
  Corp., 7.03%, 2031                                                                750,000          833,859
DLJ Commercial Mortgage Corp.,
  7.6131%, 2009                                                                     700,000          793,981
DLJ Commercial Mortgage Corp.,
  6.04%, 2031                                                                       625,000          627,572
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                                               766,892          815,630
Drive Auto Receivables Trust,
  2.5%, 2009##                                                                      673,000          659,083
Drivetime Auto Owner Trust,
  1.918%, 2008##                                                                  1,090,000        1,079,100
Falcon Auto Dealership LLC,
  4.14%, 2023^^                                                                   3,148,058          562,421
First Union-Lehman Brothers Commercial
  Mortgage Trust, 7%, 2029##                                                        607,000          679,615
GMAC Commercial Mortgage Securities,
  Inc., 7.6527%, 2011##                                                             825,000          923,983
GMAC Commercial Mortgage Securities,
  Inc., 6.02%, 2033                                                                 800,000          766,095
Holmes Financing PLC, 2.79%, 2040                                                   181,000          181,735
IKON Receivables Funding LLC,
  3.27%, 2011                                                                       735,000          734,080
Lehman Brothers Commercial Conduit
  Mortgage Trust, 0.9511%, 2028^^                                                 7,721,954          267,411
Lehman Brothers Commercial Conduit
  Mortgage Trust, 6.78%, 2031                                                       500,000          550,830
Morgan Stanley Capital I, Inc.,
  6.86%, 2010                                                               $     1,155,000  $     1,215,920
Morgan Stanley Capital I, Inc.,
  7.3%, 2030##                                                                      852,000          914,458
Morgan Stanley Capital I, Inc.,
  0.6197%, 2030^^##                                                              26,623,995          610,044
Morgan Stanley Capital I, Inc.,
  6.01%, 2030                                                                        23,559           23,819
Morgan Stanley Capital I, Inc.,
  5.72%, 2032                                                                       479,840          510,823
Mortgage Capital Funding, Inc.,
  0.8661%, 2031^^                                                                10,373,511          240,801
Nomura Asset Acceptance Corp.,
  4.423%, 2034                                                                      683,416          675,693
Prudential Securities Secured Financing
  Corp., 7.3317%, 2013##                                                            567,000          624,054
Residential Asset Mortgage, Inc.,
  3.49%, 2029                                                                       525,363          525,195
TIAA Retail Estate CDO Ltd.,
  7.17%, 2032##                                                                     469,763          498,393
                                                                                             ---------------
                                                                                             $    23,983,200
                                                                                             ---------------
AUTOMOTIVE -- 4.8%
DaimlerChrysler N.A. Holdings Corp.,
  7.2%, 2009                                                                $       900,000  $     1,001,714
Ford Motor Co., 7.45%, 2031                                                       2,034,000        2,045,671
Ford Motor Credit Co., 7.875%, 2010                                               1,769,000        1,949,013
Ford Motor Credit Co., 7.375%, 2011                                                 980,000        1,056,196
General Motors Acceptance Corp.,
  7.75%, 2010                                                                     1,374,000        1,474,736
General Motors Acceptance Corp.,
  7.25%, 2011                                                                       524,000          548,608
General Motors Corp., 8.375%, 2033                                                1,457,000        1,509,573
Lear Corp., 7.96%, 2005                                                             753,000          765,025
Lear Corp., 8.11%, 2009                                                             451,000          511,502
TRW Automotive, Inc., 9.375%, 2013                                                  513,000          595,080
                                                                                             ---------------
                                                                                             $    11,457,118
                                                                                             ---------------
BANKS & CREDIT COMPANIES -- 9.5%
Abbey National Capital Trust I, 8.963% to
  2030, 5.389% to 2049                                                      $       700,000  $       975,619
BBVA Bancomer Capital Trust I,
  10.5%, 2011##                                                                     867,000          932,025
Banco Mercantil del Norte S.A.,
  5.875%, 2014##                                                                  1,000,000        1,027,500
Bank of America Corp., 7.4%, 2011                                                 1,230,000        1,424,805
Barclays Bank PLC, 8.55% to 2011,
  5.56438% to 2049##                                                              1,682,000        2,048,141
Citigroup, Inc., 5%, 2014##                                                         938,000          942,525
Citigroup, Inc., 6.625%, 2032                                                     1,275,000        1,428,011
HBOS Capital Funding LP, 6.071% to
  2014, 4.464% to 2049##                                                          1,205,000        1,291,468
Mizuho Financial Group, Inc.,
  5.79%, 2014##                                                                     929,000          975,821
Natexis AMBS Co. LLC, 8.44% to 2008,
  5.846% to 2049##                                                                1,637,000        1,844,293
Popular North America, Inc.,
  4.25%, 2008                                                                       612,000          617,775
RBS Capital Trust II, 6.425% to 2034,
  4.507% to 2049                                                                  1,042,000        1,100,420
Socgen Real Estate LLC, 7.64% to 2007,
  5.34263% to 2049##                                                              2,047,000        2,245,350
Turanalem Finance B.V., 8%, 2014##                                                  635,000          622,300
UFJ Finance Aruba AEC, 6.75%, 2013                                                  328,000          365,514
UniCredito Italiano Capital Trust II,
  9.2% to 2010, 5.914% to 2049##                                                  1,481,000        1,819,326
Wachovia Corp., 4.875%, 2014                                                        652,000          649,834

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- continued

BANKS & CREDIT COMPANIES -- CONTINUED
Wachovia Corp., 6.605%, 2025                                                $     1,270,000  $     1,407,979
Woori Bank, 5.75%, 2014##                                                           932,000          976,089
                                                                                             ---------------
                                                                                             $    22,694,795
                                                                                             ---------------
BROADCAST & CABLE TV -- 2.4%
CSC Holdings, Inc., 7.875%, 2007                                            $       995,000  $     1,067,138
Cox Communications, Inc., 4.625%, 2013                                              994,000          950,876
Rogers Cable, Inc., 5.5%, 2014                                                      727,000          685,198
TCI Communications Financing III,
  9.65%, 2027                                                                     2,081,000        2,406,772
TCI Communications, Inc., 9.8%, 2012                                                439,000          565,868
                                                                                             ---------------
                                                                                             $     5,675,852
                                                                                             ---------------
BROKERAGE & ASSET MANAGERS -- 1.9%
Amvescap PLC, 4.5%, 2009##                                                  $       684,000  $       683,275
Credit Suisse First Boston USA, Inc.,
  4.7%, 2009                                                                        958,000          980,233
Lehman Brothers Holdings, Inc.,
  8.25%, 2007                                                                     1,265,000        1,403,340
Morgan Stanley Dean Witter, Inc.,
  6.6%, 2012                                                                      1,240,000        1,382,993
                                                                                             ---------------
                                                                                             $     4,449,841
                                                                                             ---------------
BUILDING -- 1.2%
American Standard Cos., Inc.,
  7.375%, 2008                                                              $     1,150,000  $     1,261,349
Building Materials Corp. of America,
  8%, 2008                                                                          780,000          803,400
CRH North America, Inc., 6.95%, 2012                                                712,000          811,576
                                                                                             ---------------
                                                                                             $     2,876,325
                                                                                             ---------------
CHEMICALS -- 1.0%
BCP Caylux Holdings Luxembourg S.A.,
  9.625%, 2014##                                                            $       490,000  $       552,475
Dow Chemical Co., 5%, 2007                                                          589,000          608,836
Dow Chemical Co., 5.75%, 2008                                                       548,000          583,534
Dow Chemical Co., 6.125%, 2011                                                      580,000          635,282
                                                                                             ---------------
                                                                                             $     2,380,127
                                                                                             ---------------
CONGLOMERATES -- 1.2%
Kennametal, Inc., 7.2%, 2012                                                $       816,000  $       906,768
Tyco International Group S.A.,
  6.75%, 2011                                                                     1,679,000        1,881,803
                                                                                             ---------------
                                                                                             $     2,788,571
                                                                                             ---------------
CONSUMER CYCLICAL -- 0.5%
Cendant Corp., 6.875%, 2006                                                 $       709,000  $       745,914
Cendant Corp., 6.25%, 2010                                                          393,000          425,322
                                                                                             ---------------
                                                                                             $     1,171,236
                                                                                             ---------------
CONTAINERS -- 0.8%
Crown European Holdings S.A.,
  9.5%, 2011                                                                $       900,000  $     1,026,000
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013                                                                       770,000          847,000
                                                                                             ---------------
                                                                                             $     1,873,000
                                                                                             ---------------
DEFENSE ELECTRONICS -- 1.2%
Litton Industries, Inc., 8%, 2009                                           $     1,300,000  $     1,488,672
Raytheon Co., 8.3%, 2010                                                          1,228,000        1,455,171
                                                                                             ---------------
                                                                                             $     2,943,843
                                                                                             ---------------
EMERGING MARKET QUASI-SOVEREIGN -- 1.2%
Export-Import Banks of Korea,
  5.25%, 2014##                                                             $       596,000  $       606,885
Gazprom OAO, 9.625%, 2013##                                                         280,000          331,100
Gazprom OAO, 8.625%, 2034##                                                         260,000          304,200
Pemex Finance Ltd., 9.69%, 2009                                                     405,650          454,328
Pemex Project Funding Master Trust,
  8.625%, 2022                                                                      288,000          335,088
Petroliam Nasional Berhad, 7.75%, 2015                                              296,000          357,942
Petronas Capital Ltd., 7.875%, 2022##                                               430,000          533,997
                                                                                             ---------------
                                                                                             $     2,923,540
                                                                                             ---------------
EMERGING MARKET SOVEREIGN -- 1.1%
Federal Republic of Brazil, 8%, 2014                                        $       430,054  $       439,730
Republic of Panama,
  9.375%, 2023 - 2029                                                               593,000          692,275
Republic of Panama, 8.875%, 2027                                                    188,000          206,800
Russian Federation, 3%, 2011                                                        150,000          125,625
United Mexican States, 8%, 2022                                                      25,000           28,838
United Mexican States, 7.5%, 2033                                                 1,005,000        1,085,400
                                                                                             ---------------
                                                                                             $     2,578,668
                                                                                             ---------------
ENERGY - INDEPENDENT -- 3.1%
Anderson Exploration Ltd., 6.75%, 2011                                      $       675,000  $       748,220
Chesapeake Energy Corp.,
  8.125%, 2011##                                                                    800,000          866,000
Chesapeake Energy Corp., 7.5%, 2014                                                 250,000          273,125
Chesapeake Energy Corp.,
  6.375%, 2015##                                                                     20,000           20,550
EnCana Holdings Finance Corp.,
  5.8%, 2014                                                                        454,000          482,361
Forest Oil Corp., 8%, 2008                                                          875,000          965,781
Kerr-McGee Corp., 6.95%, 2024                                                     1,449,000        1,602,356
Occidental Petroleum Corp.,
  7.65%, 2006                                                                       835,000          874,121
Ocean Energy, Inc., 7.625%, 2005                                                    475,000          485,689
Ocean Energy, Inc., 7.25%, 2011                                                     901,000        1,026,892
                                                                                             ---------------
                                                                                             $     7,345,095
                                                                                             ---------------
ENERGY - INTEGRATED -- 0.8%
Amerada Hess Corp., 7.3%, 2031                                              $     1,442,000  $     1,608,697
Siberian Oil Co., 10.75%, 2009                                                      224,000          238,560
                                                                                             ---------------
                                                                                             $     1,847,257
                                                                                             ---------------
ENTERTAINMENT -- 1.7%
Liberty Media Corp., 5.7%, 2013                                             $       841,000  $       834,489
Time Warner, Inc., 9.125%, 2013                                                   1,216,000        1,563,215
Walt Disney Co., 6.75%, 2006                                                        620,000          645,987
Walt Disney Co., 6.375%, 2012                                                       923,000        1,027,917
                                                                                             ---------------
                                                                                             $     4,071,608
                                                                                             ---------------
FINANCIAL INSTITUTIONS -- 1.1%
Capital One Bank, 8.25%, 2005                                               $       484,000  $       494,750
Capital One Bank, 4.25%, 2008                                                       600,000          604,363
General Electric Capital Corp.,
  8.7%, 2007                                                                          4,000            4,419
HSBC Financial Corp., 6.75%, 2011                                                   550,000          617,222
SLM Corp., 4%, 2009                                                               1,000,000          999,516
                                                                                             ---------------
                                                                                             $     2,720,270
                                                                                             ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.9%
Burns, Philp & Co. Ltd., 9.75%, 2012                                        $       925,000  $     1,017,500
Tyson Foods, Inc., 8.25%, 2011                                                    1,019,000        1,210,012
                                                                                             ---------------
                                                                                             $     2,227,512
                                                                                             ---------------
FOREST & PAPER PRODUCTS -- 0.8%
Abitibi-Consolidated, Inc., 6.95%, 2008                                     $       472,000  $       486,160
MeadWestvaco Corp., 6.8%, 2032                                                    1,320,000        1,442,934
                                                                                             ---------------
                                                                                             $     1,929,094
                                                                                             ---------------
GAMING & LODGING -- 1.1%
Harrah's Operating Co., Inc.,
  7.125%, 2007                                                              $       935,000  $     1,001,596
MGM Mirage, Inc., 8.5%, 2010                                                        705,000          801,938
Royal Caribbean Cruises Ltd., 8%, 2010                                              705,000          796,650
                                                                                             ---------------
                                                                                             $     2,600,184
                                                                                             ---------------
INSURANCE -- 0.5%
Prudential Insurance Co., 7.65%, 2007##                                     $     1,100,000  $     1,196,227
                                                                                             ---------------
INSURANCE - PROPERTY & CASUALTY -- 0.6%
Fund American Cos., Inc.,
  5.875%, 2013                                                              $       723,000  $       735,838
Safeco Corp., 4.875%, 2010                                                          620,000          634,819
                                                                                             ---------------
                                                                                             $     1,370,657
                                                                                             ---------------

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- continued

INTERNATIONAL MARKET SOVEREIGN -- 1.1%
Kingdom of Denmark, 6%, 2009                                                DKK   4,137,000  $       849,853
Republic of Finland, 5.375%, 2013                                           EUR     559,000          859,722
Republic of Ireland, 5%, 2013                                                       572,000          858,742
                                                                                             ---------------
                                                                                             $     2,568,317
                                                                                             ---------------
MACHINERY & TOOLS -- 0.6%
Ingersoll Rand Co., 6.25%, 2006                                             $     1,000,000  $     1,038,724
Joy Global, Inc., 8.75%, 2012                                                       355,000          397,600
                                                                                             ---------------
                                                                                             $     1,436,324
                                                                                             ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.9%
HCA, Inc., 8.75%, 2010                                                      $     1,113,000  $     1,272,254
HCA, Inc., 7.875%, 2011                                                             787,000          866,881
                                                                                             ---------------
                                                                                             $     2,139,135
                                                                                             ---------------
METALS & MINING -- 1.0%
Corporacion Nacional del Cobre de Chile,
  6.375%, 2012##                                                            $       342,000  $       377,368
International Steel Group, Inc.,
  6.5%, 2014                                                                        894,000          958,815
Phelps Dodge Corp., 8.75%, 2011                                                     891,000        1,086,373
                                                                                             ---------------
                                                                                             $     2,422,556
                                                                                             ---------------
MORTGAGE BACKED -- 6.4%
Fannie Mae, 6%, 2016 - 2022                                                 $     1,700,514  $     1,782,683
Fannie Mae, 5.5%, 2017 - 2034                                                     4,827,415        4,922,883
Fannie Mae, 4.5%, 2018                                                            2,477,312        2,475,004
Fannie Mae, 7.5%, 2030 - 2031                                                       505,433          541,581
Fannie Mae, 6.5%, 2032                                                            2,220,611        2,330,797
Fannie Mae, 5%, 2034                                                              1,985,139        1,973,494
Freddie Mac, 6%, 2034                                                               631,825          652,970
Ginnie Mae, 6.5%, 2028 - 2031                                                       391,004          412,075
Ginnie Mae, 7.5%, 2029 - 2031                                                        63,155           67,833
                                                                                             ---------------
                                                                                             $    15,159,320
                                                                                             ---------------
NATURAL GAS - PIPELINE -- 2.3%
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                                              $     1,383,000  $     1,643,820
Enterprise Products Partners LP,
  6.875%, 2033                                                                      981,000        1,042,673
Kinder Morgan Energy Partners LP,
  7.4%, 2031                                                                        990,000        1,151,349
Kinder Morgan, Inc., 6.8%, 2008                                                     600,000          647,876
Magellan Midstream Partners LP,
  5.65%, 2016                                                                       489,000          494,404
Williams Cos., Inc., 8.75%, 2032                                                    412,000          473,285
                                                                                             ---------------
                                                                                             $     5,453,407
                                                                                             ---------------
OIL SERVICES -- 0.7%
Dresser, Inc., 9.375%, 2011                                                 $       700,000  $       766,500
Halliburton Co., 5.5%, 2010                                                         921,000          970,069
                                                                                             ---------------
                                                                                             $     1,736,569
                                                                                             ---------------
OILS -- 0.5%
Valero Energy Corp., 7.5%, 2032                                             $       992,000  $     1,196,532
                                                                                             ---------------
PHARMACEUTICALS -- 0.4%
Wyeth, 5.5%, 2013                                                           $       864,000  $       897,975
                                                                                             ---------------
POLLUTION CONTROL -- 0.5%
Allied Waste North America, Inc.,
  7.875%, 2013                                                              $       335,000  $       343,375
Waste Management, Inc., 7.1%, 2026                                                  745,000          842,989
                                                                                             ---------------
                                                                                             $     1,186,364
                                                                                             ---------------
PRINTING & PUBLISHING -- 0.6%
Belo Corp., 7.75%, 2027                                                     $       676,000  $       801,902
Dex Media West LLC, 9.875%, 2013                                                    659,000          759,498
                                                                                             ---------------
                                                                                             $     1,561,400
                                                                                             ---------------
RAILROAD & SHIPPING -- 0.4%
CSX Corp., 6.3%, 2012                                                       $       826,000  $       907,423
                                                                                             ---------------
REAL ESTATE -- 2.7%
EOP Operating LP, 6.625%, 2005                                              $       535,000  $       537,408
EOP Operating LP, 8.375%, 2006                                                      978,000        1,031,564
EOP Operating LP, 6.8%, 2009                                                      1,137,000        1,246,282
HRPT Properties Trust, 6.25%, 2016                                                  556,000          586,467
Simon Property Group LP, 6.375%, 2007                                             1,200,000        1,280,273
Simon Property Group LP, 6.35%, 2012                                                629,000          687,173
Vornado Realty Trust, 5.625%, 2007                                                  975,000        1,012,273
                                                                                             ---------------
                                                                                             $     6,381,440
                                                                                             ---------------
RESTAURANTS -- 0.5%
YUM! Brands, Inc., 8.875%, 2011                                             $     1,011,000  $     1,249,110
                                                                                             ---------------
RETAILERS -- 1.6%
Couche-Tard, Inc., 7.5%, 2013                                               $       700,000  $       750,750
Dollar General Corp., 8.625%, 2010                                                  725,000          842,813
Gap, Inc., 10.05%, 2008                                                             950,000        1,156,625
Limited Brands, Inc., 5.25%, 2014                                                   969,000          960,126
                                                                                             ---------------
                                                                                             $     3,710,314
                                                                                             ---------------
SUPERMARKETS -- 0.4%
Kroger Co., 7.8%, 2007                                                      $       845,000  $       926,703
                                                                                             ---------------
SUPRANATIONAL -- 0.2%
Corporacion Andina de Fomento,
  6.875%, 2012                                                              $       481,000  $       540,543
                                                                                             ---------------
TELECOMMUNICATIONS - WIRELESS -- 1.6%
AT&T Wireless Services, Inc.,
  8.75%, 2031                                                               $       454,000  $       612,134
American Tower Escrow Corp., 0%, 2008                                             1,070,000          799,825
Mobile TeleSystems OJSC,
  9.75%, 2008##                                                                     559,000          589,745
Rogers Wireless, Inc., 7.25%, 2012##                                                535,000          567,100
Sprint Capital Corp., 6.875%, 2028                                                  428,000          468,569
Vimpel-Communications, 10%, 2009##                                                  634,000          665,700
                                                                                             ---------------
                                                                                             $     3,703,073
                                                                                             ---------------
TELECOMMUNICATIONS - WIRELINE -- 5.6%
BellSouth Corp., 6.55%, 2034                                                $     1,237,000  $     1,347,891
Citizens Communications Co.,
  9.25%, 2011                                                                       688,000          804,960
Deutsche Telekom International Finance
  B.V., 8.5%, 2010                                                                1,388,000        1,653,626
Deutsche Telekom International Finance
  B.V., 8.75%, 2030                                                               1,212,000        1,600,395
SBC Communications, Inc., 5.1%, 2014                                                961,000          969,932
TELUS Corp., 8%, 2011                                                               805,000          953,989
Telecom Italia Capital, 5.25%, 2013                                                 698,000          705,493
Telecom Italia Capital, 6%, 2034##                                                  979,000          957,124
Telecom Italia S.p.A., 5.625%, 2007                                         EUR      557,00          795,183
Telecomunicaciones de Puerto Rico, Inc.,
  6.65%, 2006                                                               $       572,000          593,206
Telecomunicaciones de Puerto Rico, Inc.,
  6.8%, 2009                                                                        375,000          399,209
Verizon New York, Inc., 6.875%, 2012                                              1,530,000        1,717,391
Verizon New York, Inc., 7.375%, 2032                                                653,000          749,028
                                                                                             ---------------
                                                                                             $    13,247,427
                                                                                             ---------------
TOBACCO -- 0.9%
Altria Group, Inc., 7%, 2013                                                $       826,000  $       895,011
R.J. Reynolds Tobacco Holdings, Inc.,
  7.25%, 2012                                                                     1,271,000        1,305,953
                                                                                             ---------------
                                                                                             $     2,200,964
                                                                                             ---------------
TRANSPORTATION - SERVICES -- 0.6%
  FedEx Corp., 9.65%, 2012                                                  $     1,052,000  $     1,366,172
                                                                                             ---------------
U.S. GOVERNMENT AGENCIES -- 4.2%
Fannie Mae, 7.125%, 2005                                                    $     1,450,000  $     1,457,537
Fannie Mae, 6%, 2008                                                              1,833,000        1,972,383
Fannie Mae, 6.125%, 2012                                                          1,934,000        2,148,788
Fannie Mae, 5.25%, 2012                                                             406,000          421,278

ISSUER                                                                         PAR AMOUNT        VALUE
BONDS -- continued

U.S. GOVERNMENT AGENCIES -- continued
Small Business Administration,
  4.93%, 2024                                                               $     1,857,942  $     1,879,691
Small Business Administration,
  4.34%, 2024                                                                     1,281,755        1,249,902
Small Business Administration,
  4.99%, 2024                                                                       800,000          809,180
                                                                                             ---------------
                                                                                             $     9,938,759
                                                                                             ---------------
U.S. TREASURY OBLIGATIONS -- 4.8%
U.S. Treasury Bonds, 9.875%, 2015                                           $       307,000  $       453,545
U.S. Treasury Bonds, 5.375%, 2031###                                                592,000          640,146
U.S. Treasury Notes, 3.375%, 2007                                                   802,330          849,750
U.S. Treasury Notes, 4.375%, 2007                                                 4,272,000        4,390,646
U.S. Treasury Notes, 3%, 2012                                                     1,811,021        2,020,915
U.S. Treasury Notes, 2%, 2014                                                     1,154,341        1,190,956
U.S. Treasury Notes, 4.25%, 2014                                                  1,784,000        1,788,669
                                                                                             ---------------
                                                                                             $    11,334,627
                                                                                             ---------------
UTILITIES - ELECTRIC POWER -- 7.6%
Beaver Valley Funding Corp., 9%, 2017                                       $     2,022,000  $     2,391,399
DPL, Inc., 6.875%, 2011                                                             853,000          931,589
DTE Energy Co., 7.05%, 2011                                                       1,490,000        1,687,200
Duke Capital Corp., 8%, 2019                                                      1,451,000        1,770,712
Enersis S.A., 7.375%, 2014                                                          686,000          747,654
Exelon Generation Co. LLC, 6.95%, 2011                                            1,321,000        1,491,058
FirstEnergy Corp., 6.45%, 2011                                                      679,000          737,713
NiSource Finance Corp., 7.875%, 2010                                                505,000          593,667
NorthWestern Corp., 5.875%, 2014##                                                   35,000           35,804
Northeast Utilities, 8.58%, 2006                                                    315,817          330,676
PSEG Energy Holdings LLC,
  7.75%, 2007                                                                       148,000          156,510
PSEG Power LLC, 7.75%, 2011                                                         421,000          490,885
PSEG Power LLC, 8.625%, 2031                                                        286,000          379,745
Pacific Gas & Electric Co., 6.05%, 2034                                           1,403,000        1,457,178
Reliant Energy, Inc., 8.125%, 2005                                                  916,000          940,127
System Energy Resources, Inc.,
  5.129%, 2014##                                                                    916,000          916,751
TXU Corp., 6.375%, 2006                                                             843,000          875,207
TXU Corp., 6.5%, 2024##                                                           1,192,000        1,193,989
W3A Funding Corp., 8.09%, 2017                                                      873,531          966,492
                                                                                             ---------------
                                                                                             $    18,094,356
                                                                                             ---------------
    Total Bonds
      (Identified Cost, $221,918,118)                                                        $   231,833,300
                                                                                             ---------------
REPURCHASE AGREEMENT -- 1.1%
Morgan Stanley, 2.19%, dated 12/31/04,
  due 01/03/05, total to be received
  $2,650,484 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                                   $     2,650,000  $     2,650,000
                                                                                             ---------------
    Total Investments
      (Identified Cost, $224,568,118)                                                        $   234,483,300
                                                                                             ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.4%                                                                         3,315,336
                                                                                             ---------------
    Net Assets -- 100.0%                                                                     $   237,798,636
                                                                                             ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004

EMERGING MARKETS EQUITY SERIES

ISSUER                                                                         PAR AMOUNT         VALUE
STOCKS - 98.1%

ALCOHOLIC BEVERAGES -- 1.5%
Anadolu Efes                                                                     21,425,000  $       432,949
Grupo Modelo S.A. de C.V.                                                           193,580          532,445
                                                                                             ---------------
                                                                                             $       965,394
                                                                                             ---------------
AUTOMOTIVE -- 1.4%
Hyundai Motor Co. Ltd.*                                                              16,330  $       875,497
                                                                                             ---------------
BANKS & CREDIT COMPANIES -- 21.4%
Absa Group Ltd.                                                                      61,520  $       828,150
African Bank Investments Ltd.                                                       151,180          490,096
Akbank T.A.S.                                                                   140,120,562          867,636
Bangkok Bank Public Co. Ltd.                                                        157,850          462,903
Bank Colombia S.A. ADR                                                               29,600          417,952
Bank Hapoalim B.M.                                                                   90,820          306,307
Bank Leumi le-Israel B.M.                                                           126,430          345,048
Bank Rakyat Indonesia                                                             2,167,000          671,169
Chinatrust Financial Holding Co. Ltd.                                               480,714          573,107
FirstRand Ltd.                                                                      321,880          761,222
Fubon Financial Holding Co. Ltd.                                                    475,000          485,609
Grupo Financiero Inbursa S.A. de C.V.                                               324,090          596,312
Hana Bank                                                                            23,430          583,939
Krung Thai Bank PLC                                                                 928,500          214,964
LIC Housing Finance Ltd.                                                            164,460          786,176
Mega Financial Holding Co. Ltd.                                                     742,000          511,161
OTP Bank Ltd., GDR                                                                   11,670          711,870
PT Bank Central Asia Tbk.                                                         1,845,500          591,475
PT Bank Danamon Tbk.                                                                608,500          286,796
Shinhan Financial Group Co. Ltd.*                                                    30,050          679,260
Standard Bank Group Ltd.                                                            107,497        1,253,021
Taishin Financial Holdings Co. Ltd.                                                 672,000          629,934
Unibanco - Uniao de Bancos
  Brasileiros S.A.                                                                   22,080          700,378
                                                                                             ---------------
                                                                                             $    13,754,485
                                                                                             ---------------
BROADCAST & CABLE TV -- 2.0%
Grupo Televisa S.A., ADR                                                             11,080  $       670,340
TV Azteca S.A. de C.V., ADR                                                          57,700          593,156
                                                                                             ---------------
                                                                                             $     1,263,496
                                                                                             ---------------
BUSINESS SERVICES -- 0.4%
CITIC Pacific Ltd.                                                                  100,000  $       282,388
                                                                                             ---------------
CHEMICALS -- 2.5%
Formosa Chemicals & Fibre Corp.                                                     163,800  $       311,730
Sasol Ltd.                                                                           61,700        1,322,533
                                                                                             ---------------
                                                                                             $     1,634,263
                                                                                             ---------------
COMPUTER SOFTWARE - SYSTEMS -- 0.9%
Acer, Inc.                                                                          166,432  $       274,856
High Tech Computer Corp.                                                             64,400          309,947
                                                                                             ---------------
                                                                                             $       584,803
                                                                                             ---------------
CONGLOMERATES -- 0.4%
Koor Industries Ltd.*                                                                 4,370  $       227,503
                                                                                             ---------------
CONSTRUCTION -- 3.1%
Corporacion GEO S.A. de C.V.*                                                       365,980  $       732,157
Gujarat Ambuja Cements Ltd.*                                                         34,510          320,404
Siam Cement Public Co. Ltd.                                                          87,950          624,433
Urbi Desarrollos Urbanos S.A. de C.V.*                                               69,390          303,157
                                                                                             ---------------
                                                                                             $     1,980,151
                                                                                             ---------------
CONSUMER GOODS & SERVICES -- 0.5%
Kimberly-Clark de Mexico S.A. de C.V                                                 90,880  $       313,885
                                                                                             ---------------
ELECTRONICS -- 9.3%
AU Optronics Corp.                                                                  308,300  $       445,139
MediaTek, Inc.                                                                       53,214          361,567
Samsung Electronics Co. Ltd.                                                          9,150        3,981,912
Taiwan Semiconductor Manufacturing Co.
  Ltd.                                                                              743,000        1,180,293
                                                                                             ---------------
                                                                                             $     5,968,911
                                                                                             ---------------

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- continued

ENERGY - INDEPENDENT -- 3.9%
CNOOC Ltd.                                                                          548,000  $       294,339
Oil & Natural Gas Corp. Ltd.                                                         24,520          464,633
Polski Koncern Naftowy Orlen S.A.                                                    16,310          411,012
PTT Public Co.                                                                      124,400          553,614
Reliance Industries Ltd.                                                             60,500          746,703
                                                                                             ---------------
                                                                                             $     2,470,301
                                                                                             ---------------
ENERGY - INTEGRATED -- 6.1%
OAO LUKOIL, ADR                                                                      13,220  $     1,619,450
PetroChina Co. Ltd.                                                               1,722,000          919,375
Petroleo Brasileiro S.A., ADR                                                        34,860        1,386,731
                                                                                             ---------------
                                                                                             $     3,925,556
                                                                                             ---------------
FOREST & PAPER PRODUCTS -- 1.8%
Aracruz Celulose S.A., ADR                                                           13,880  $       523,276
Votorantim Celulose e Papel S.A., ADR^                                               39,935          646,947
                                                                                             ---------------
                                                                                             $     1,170,223
                                                                                             ---------------
FURNITURE & APPLIANCES -- 1.0%
LG Electronics, Inc.*                                                                10,070  $       623,538
                                                                                             ---------------
GAMING & LODGING -- 0.9%
Genting Berhad                                                                      116,000  $       580,000
                                                                                             ---------------
INSURANCE -- 3.3%
Liberty Group Ltd.                                                                   55,716  $       657,340
Samsung Fire & Marine Insurance Co. Ltd.                                              8,820          694,387
Sanlam Group                                                                        344,470          793,288
                                                                                             ---------------
                                                                                             $     2,145,015
                                                                                             ---------------
MACHINERY & TOOLS -- 1.0%
Hyundai Mobis                                                                        10,440  $       660,568
                                                                                             ---------------
METALS & MINING -- 13.1%
Aluminum Corp. of China Ltd.                                                      1,020,000  $       603,628
Anglo American PLC                                                                  123,600        2,918,508
China Steel Corp.                                                                   585,895          659,800
Companhia Siderurgica Nacional S.A.                                                  18,090          345,881
Companhia Vale do Rio Doce, ADR                                                      45,800        1,328,658
Mechel Steel Group OAO*                                                              17,200          384,420
Mining and Metallurgical Co. Norilsk Nickel,
  ADR^                                                                               13,120          728,160
POSCO, ADR                                                                           32,930        1,466,373
                                                                                             ---------------
                                                                                             $     8,435,428
                                                                                             ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.9%
Hon Hai Precision Industry Co. Ltd.                                                 119,359  $       551,927
                                                                                             ---------------
PHARMACEUTICALS -- 3.0%
Sun Pharmaceutical Industries Ltd.                                                   27,180  $       348,438
Teva Pharmaceutical Industries Ltd., ADR                                             51,890        1,549,435
                                                                                             ---------------
                                                                                             $     1,897,873
                                                                                             ---------------
PRECIOUS METALS & MINERALS -- 0.9%
Impala Platinum Holdings Ltd.                                                         7,010  $       594,826
                                                                                             ---------------
RAILROAD & SHIPPING -- 0.5%
Wan Hai Lines Ltd.                                                                  325,350  $       338,757
                                                                                             ---------------
SPECIALTY CHEMICALS -- 1.1%
IOI Corp.                                                                           107,000  $       267,500
LG Chemical Ltd.*                                                                     4,950          197,244
Nan Ya Plastics Corp.                                                               163,000          249,192
                                                                                             ---------------
                                                                                             $       713,936
                                                                                             ---------------
SPECIALTY STORES -- 1.1%
Grupo Elektra S.A. de C.V.                                                           72,640  $       674,463
                                                                                             ---------------
TELECOMMUNICATIONS - WIRELESS -- 7.6%
Advanced Info Service PLC                                                           206,700  $       568,938
America Movil S.A. de C.V., ADR                                                      20,690        1,083,121
Celular CRT Participacoes S.A.                                                            1                4
China Mobile Ltd.                                                                   447,500        1,516,998
Partner Communication Co. Ltd.*                                                      69,690          597,243
SK Telecom Co. Ltd.                                                                   4,030          766,915
Vimpel-Communictaions Public
  Joint Stock Co.*                                                                   10,100  $       365,014
                                                                                             ---------------
                                                                                             $     4,898,233
                                                                                             ---------------
TELEPHONE SERVICES -- 5.6%
Brasil Telecom Participacoes S.A., ADR                                               18,880  $       720,272
China Netcom Group Corp. Ltd.*                                                      464,000          629,770
China Telecom Corp. Ltd.                                                          1,676,000          614,512
KT Corp., ADR                                                                        18,340          399,995
KT Freetel Co. Ltd.*                                                                 28,300          675,241
Tele Norte Leste Participacoes, ADR^                                                 33,310          561,940
                                                                                             ---------------
                                                                                             $     3,601,730
                                                                                             ---------------
TOBACCO -- 2.5%
British American Tobacco                                                             23,000  $       276,908
ITC Ltd.*                                                                            12,630          382,492
KT&G Corp., ADR*                                                                     19,750          590,478
PT Hanjaya Mandala Sampoerna Tbk                                                    448,500          321,306
                                                                                             ---------------
                                                                                             $     1,571,184
                                                                                             ---------------
UTILITIES - ELECTRIC POWER -- 0.4%
YTL Power International Bhd                                                         556,600  $       263,653
                                                                                             ---------------
    Total Stocks (Identified Cost, $46,095,596)                                              $    62,967,987
                                                                                             ---------------
PREFERRED STOCKS -- 1.1%
CONGLOMERATES -- 1.1%
Bradespar S.A. (Identified Cost, $607,046)                                           21,380  $       704,349
                                                                                             ---------------
COLLATERAL FOR SECURITIES LOANED -- 2.3%
Navigator Securities Lending Prime
  Portfolio, at Cost and Net Asset Value                                          1,465,603  $     1,465,603
                                                                                             ---------------
                                                                               PAR AMOUNT
REPURCHASE AGREEMENT -- 0.3%

Morgan Stanley, 2.19%, dated 12/31/04,
  due 01/03/05, total to be received
  $231,042 (secured by various U.S.
  Treasury and Federal Agency obligations
  in a jointly traded account), at Cost                                     $       231,000  $       231,000
                                                                                             ---------------
     Total Investments
       (Identified Cost, $48,399,245)                                                        $    65,368,939
                                                                                             ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.8)%                                                                      (1,173,844)
                                                                                             ---------------
     Net Assets -- 100.0%                                                                    $    64,195,095
                                                                                             ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
GLOBAL GOVERNMENTS SERIES

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- 88.9%
FOREIGN BONDS -- 76.3%
AUSTRALIA -- 1.9%
Government of Australia, 8.75%, 2008                                        AUD     779,000  $       679,770
Government of Australia, 6.25%, 2015                                                709,000          593,679
                                                                                             ---------------
                                                                                             $     1,273,449
                                                                                             ---------------
AUSTRIA -- 3.4%
Republic of Austria, 5.5%, 2007                                             EUR     868,000  $     1,262,738
Republic of Austria, 5%, 2012                                                       393,000          587,355
Republic of Austria, 4.65%, 2018                                                    286,000          416,145
                                                                                             ---------------
                                                                                             $     2,266,238
                                                                                             ---------------
BELGIUM -- 3.2%
Kingdom of Belgium, 3.75%, 2009                                             EUR     875,000  $     1,222,426
Kingdom of Belgium, 5%, 2012                                                        613,000          916,548
                                                                                             ---------------
                                                                                             $     2,138,974
                                                                                             ---------------
CANADA -- 4.9%
Canada Housing Trust, 4.65%, 2009                                           CAD     400,000  $       345,557
Government of Canada, 5.25%, 2012                                                   377,000          336,704
Quebec Province, 1.6%, 2013                                                 JPY 265,000,000        2,635,847
                                                                                             ---------------
                                                                                             $     3,318,108
                                                                                             ---------------
DENMARK -- 0.7%
Kingdom of Denmark, 5%, 2013                                                DKK   2,265,000   $      454,724
                                                                                             ---------------
FINLAND -- 6.2%
Republic of Finland, 2.75%, 2006                                            EUR     857,000  $     1,167,503
Republic of Finland, 3%, 2008                                                     2,183,000        2,974,404
                                                                                             ---------------
                                                                                             $     4,141,907
                                                                                             ---------------
FRANCE -- 9.1%
Republic of France, 4.75%, 2007 - 2012                                      EUR   3,074,000  $     4,427,983
Republic of France, 6%, 2025                                                        978,000        1,660,188
                                                                                             ---------------
                                                                                             $     6,088,171
                                                                                             ---------------
GERMANY -- 13.4%
Federal Republic of Germany,
  3.5%, 2008                                                                EUR   1,056,000  $     1,462,343
Federal Republic of Germany,
  5.25%, 2010                                                                     1,743,000        2,609,360
Federal Republic of Germany,
  6.25%, 2024 - 2030                                                              1,822,000        3,197,575
Kreditanstalt fur Wiederaufbau,
  3.25%, 2008                                                                     1,234,000        1,697,111
                                                                                             ---------------
                                                                                             $     8,966,389
                                                                                             ---------------
IRELAND -- 6.0%
Republic of Ireland, 4.25%, 2007                                            EUR   2,068,000  $     2,918,763
Republic of Ireland, 4.6%, 2016                                                     736,000        1,074,700
                                                                                             ---------------
                                                                                             $     3,993,463
                                                                                             ---------------
ITALY -- 2.0%
Republic of Italy, 5.25%, 2017                                              EUR     899,000  $     1,377,867
                                                                                             ---------------
JAPAN -- 3.5%
Development Bank of Japan,
  1.4%, 2012                                                                JPY  95,000,000  $       941,758
Development Bank of Japan, 1.6%, 2014                                           140,000,000        1,379,277
                                                                                             ---------------
                                                                                             $     2,321,035
                                                                                             ---------------
MEXICO -- 1.3%
Pemex Project Funding Master Trust,
  8.625%, 2022                                                              $       710,000  $       826,085
United Mexican States, 8%, 2022                                             MXN      64,000           73,824
                                                                                             ---------------
                                                                                             $       899,909
                                                                                             ---------------
NETHERLANDS -- 3.9%
Kingdom of Netherlands, 5.75%, 2007                                         EUR   1,695,000  $     2,444,994
Kingdom of Netherlands, 5%, 2012                                                    118,354          177,160
                                                                                             ---------------
                                                                                             $     2,622,154
                                                                                             ---------------
NEW ZEALAND -- 5.0%
Government of New Zealand, 7%, 2009                                         NZD     815,000  $       607,732
Government of New Zealand,
  6.5%, 2013                                                                      3,670,000        2,723,365
                                                                                             ---------------
                                                                                             $     3,331,097
                                                                                             ---------------
QATAR -- 0.8%
State of Qatar, 9.75%, 2030                                                 $       351,000  $       510,217
                                                                                             ---------------
RUSSIA -- 0.8%
Russian Federation, 11%, 2018                                               $       375,000  $       524,325
                                                                                             ---------------
SPAIN -- 2.8%
Kingdom of Spain, 6%, 2008                                                  EUR   1,220,000  $     1,809,840
Kingdom of Spain, 5.35%, 2011                                                        64,000           97,280
                                                                                             ---------------
                                                                                             $     1,907,120
                                                                                             ---------------
UNITED KINGDOM -- 7.4%
United Kingdom Treasury, 5.75%, 2009                                        GBP     324,000  $       655,008
United Kingdom Treasury, 5%, 2012                                                 2,170,000        4,280,468
                                                                                             ---------------
                                                                                             $     4,935,476
                                                                                             ---------------
    Total Foreign Bonds                                                                      $    51,070,623
                                                                                             ---------------
U.S. BONDS -- 12.6%
ASSET BACKED & SECURITIZED -- 3.4%
Commercial Mortgage Asset Trust,
  0.8711%, 2032##^^                                                         $     9,295,306  $       459,881
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                                               329,764          350,721
First Union National Bank Commercial
  Mortgage Trust, 7.39%, 2031                                                       342,032          387,635
First Union National Bank Commercial
  Mortgage Trust, 0.9667%, 2043##^^                                               9,521,595          453,764
First Union-Lehman Brothers Bank of
  America, 6.56%, 2035                                                              164,477          176,835
GMAC Commercial Mortgage
  Securities, Inc., 6.42%, 2035                                                     164,477          176,771
Lehman Brothers-UBS Commercial
  Mortgage Trust, 7.95%, 2010                                                       256,524          297,842
                                                                                             ---------------
                                                                                             $     2,303,449
                                                                                             ---------------
MORTGAGE BACKED -- 1.2%
Fannie Mae, 6%, 2017 - 2018                                                 $       768,162  $       805,412
                                                                                             ---------------
MUNICIPAL BONDS -- 1.0%
New York, NY, City Municipal Water
  Finance Authority, Water & Sewer
  SystemsRev., "B", 5%, 2036                                                $       630,000  $       642,348
                                                                                             ---------------
SUPRANATIONAL -- 2.2%
Inter-American Development Bank,
  1.9%, 2009                                                                JPY 142,000,000  $     1,467,963
                                                                                             ---------------
U.S. TREASURY OBLIGATIONS -- 4.8%
U.S. Treasury Bonds, 8%, 2021###                                            $       230,000  $       315,720
U.S. Treasury Bonds, 6.25%, 2030                                                  1,293,000        1,545,893
U.S. Treasury Notes, 4.25%, 2013                                                    667,000          671,195
U.S. Treasury Notes, 2%, 2014                                                       621,854          643,619
                                                                                             ---------------
                                                                                             $     3,176,427
                                                                                             ---------------
    Total U.S.Bonds                                                                          $     8,395,599
                                                                                             ---------------
    Total Bonds
      (Identified Cost, $53,677,689)                                                         $    59,466,222
                                                                                             ---------------
SHORT-TERM OBLIGATION -- 1.1%
Federal Home Loan Bank, 1%,
  due 1/03/05, at Amortized Cost@@                                          $       745,000  $       744,959
                                                                                             ---------------

ISSUER                                                                         PAR AMOUNT         VALUE
REPURCHASE AGREEMENT -- 9.0%
Goldman Sachs, 2.23%, dated 12/31/04,
  due 01/03/05, total to be received
  $3,020,561 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account)                                                                  $     3,020,000  $     3,020,000
Morgan Stanley, 2.19%, dated 12/31/04,
  due 01/03/05, total to be received
  $3,020,551 (secured by various U.S.
  Treasury and Federal Agency obligations
  in a jointly traded account)                                                    3,020,000  $     3,020,000
                                                                                             ---------------
    Total Repurchase Agreement, at Cost                                                      $     6,040,000
                                                                                             ---------------
    Total Investments
      (Identified Cost, $60,462,648)                                                         $    66,251,181
                                                                                             ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.0%                                                                           688,234
                                                                                             ---------------
    Net Assets -- 100.0%                                                                     $    66,939,415
                                                                                             ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
GLOBAL TOTAL RETURN SERIES

ISSUER                                                                           SHARES           VALUE
STOCKS -- 60.9%

AEROSPACE -- 1.3%
Lockheed Martin Corp.                                                                18,350  $     1,019,343
Northrop Grumman Corp.                                                               14,580          792,569
United Technologies Corp.                                                             4,400          454,740
                                                                                             ---------------
                                                                                             $     2,266,652
                                                                                             ---------------
AIRLINES -- 1.0%
Air China Ltd.*                                                                     138,000  $        53,261
easyJet Airline Co. Ltd.*                                                           182,700          657,431
TPG N.V.                                                                             42,300        1,144,761
                                                                                             ---------------
                                                                                             $     1,855,453
                                                                                             ---------------
ALCOHOLIC BEVERAGES -- 0.4%
Diageo PLC                                                                           55,728  $       793,586
                                                                                             ---------------
APPAREL MANUFACTURERS -- 0.3%
Sanyo Shokai Ltd.                                                                    98,000  $       532,075
                                                                                             ---------------
AUTOMOTIVE -- 2.0%
Autoliv, Inc.                                                                         9,200  $       439,332
Bayerische Motoren Werke AG                                                          17,910          805,402
Compagnie Generale des Etablissements
  Michelin                                                                            8,500          543,310
Nissan Motor Co. Ltd.                                                                50,000          541,961
PSA Peugeot Citroen S.A.                                                              9,900          626,226
Renault S.A.                                                                          8,000          666,956
                                                                                             ---------------
                                                                                             $     3,623,187
                                                                                             ---------------
BANKS & CREDIT COMPANIES -- 9.4%
Acom Co. Ltd.                                                                         5,370  $       400,758
American Express Co.                                                                 14,400          811,728
Bank of America Corp.                                                                47,658        2,239,449
Citigroup, Inc.                                                                      41,293        1,989,497
Credit Agricole S.A.                                                                 36,000        1,082,516
Fannie Mae                                                                           22,930        1,632,845
Freddie Mac                                                                           5,400          397,980
Grupo Financiero Inbursa S.A. de C.V.                                               147,300          271,026
Irish Life & Permanent PLC                                                           23,940          447,489
J.P. Morgan Chase & Co.                                                              16,520          644,445
MBNA Corp.                                                                           13,900          391,841
Nordea Bank AB                                                                      117,400        1,181,193
PNC Financial Services Group, Inc.                                                   14,200          815,648
Promise Co. Ltd.                                                                      4,000          284,894
Royal Bank of Scotland Group PLC                                                     42,131        1,414,711
SunTrust Banks, Inc.                                                                 18,660        1,378,601
Takefuji Corp.                                                                       16,770        1,130,782
Wells Fargo & Co.                                                                     6,900          428,835
                                                                                             ---------------
                                                                                             $    16,944,238
                                                                                             ---------------
BROADCAST & CABLE TV -- 1.6%
Comcast Corp., "Special A"*                                                          18,000  $       591,120
Pages Jaunes*                                                                        35,200          851,059
Tokyo Broadcasting System, Inc.                                                      28,800          468,254
Viacom, Inc., "B"                                                                    25,996          945,994
                                                                                             ---------------
                                                                                             $     2,856,427
                                                                                             ---------------
BROKERAGE & ASSET MANAGERS -- 2.0%
Franklin Resources, Inc.                                                              5,100  $       355,215
Goldman Sachs Group, Inc.                                                            15,570        1,619,903
ING Canada, Inc.##                                                                    3,900           95,246
Lehman Brothers Holdings, Inc.                                                        3,900          341,172
Mellon Financial Corp.                                                               20,860          648,955
Merrill Lynch & Co., Inc.                                                             8,580          512,827
                                                                                             ---------------
                                                                                             $     3,573,318
                                                                                             ---------------
BUSINESS SERVICES -- 0.4%
Accenture Ltd., "A"*                                                                 24,940  $       673,380
                                                                                             ---------------
CHEMICALS -- 2.3%
Dow Chemical Co.                                                                     12,620  $       624,816
E.I. du Pont de Nemours & Co.                                                         9,200          451,260
Monsanto Co.                                                                          9,000          499,950
PPG Industries, Inc.                                                                 13,550          923,568

ISSUER                                                                           SHARES           VALUE
STOCKS -- continued

CHEMICALS -- continued
Syngenta AG                                                                          15,500  $     1,640,657
                                                                                             ---------------
                                                                                             $     4,140,251
                                                                                             ---------------
CONSTRUCTION -- 1.5%
Italcementi S.p.A.                                                                   81,700  $       932,886
Italcementi S.p.A. - Ordinary                                                        27,500          441,398
Masco Corp.                                                                          14,700          536,991
Sekisui Chemical Co. Ltd.                                                           108,000          787,079
                                                                                             ---------------
                                                                                             $     2,698,354
                                                                                             ---------------
CONSUMER GOODS & SERVICES -- 0.7%
Kimberly-Clark Corp.                                                                 11,870  $       781,165
Reckitt Benckiser PLC                                                                18,570          560,207
                                                                                             ---------------
                                                                                             $     1,341,372
                                                                                             ---------------
ELECTRICAL EQUIPMENT -- 0.4%
Cooper Industries Ltd., "A"                                                           5,600  $       380,184
Emerson Electric Co.                                                                  6,200          434,620
                                                                                             ---------------
                                                                                             $       814,804
                                                                                             ---------------
ELECTRONICS -- 0.8%
CANON, Inc.                                                                          12,000  $       645,682
Samsung Electronics Co. Ltd.                                                          1,720          748,512
                                                                                             ---------------
                                                                                             $     1,394,194
                                                                                             ---------------
ENERGY - INDEPENDENT -- 1.4%
CNOOC Ltd.                                                                        1,157,000  $       621,443
EnCana Corp.                                                                         15,400          877,690
EOG Resources, Inc.                                                                   3,300          235,488
Unocal Corp.                                                                         16,950          732,918
                                                                                             ---------------
                                                                                             $     2,467,539
                                                                                             ---------------
ENERGY - INTEGRATED -- 4.8%
BP PLC                                                                               30,000  $       292,090
BP PLC, ADR                                                                          26,952        1,573,997
China Petroleum & Chemical Corp.                                                  1,026,000          419,085
ConocoPhillips                                                                       13,960        1,212,147
Exxon Mobil Corp.                                                                    11,370          582,826
Repsol YPF S.A.                                                                      25,300          656,591
Statoil A.S.A.                                                                       71,200        1,111,504
TOTAL S.A.                                                                            2,000          435,336
TOTAL S.A., ADR^                                                                     22,000        2,416,480
                                                                                             ---------------
                                                                                             $     8,700,056
                                                                                             ---------------
FOOD & DRUG STORES -- 0.5%
Lawson, Inc.                                                                         13,200  $       485,488
William Morrison Supermarkets PLC                                                   127,300          505,045
                                                                                             ---------------
                                                                                             $       990,533
                                                                                             ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.6%
Archer Daniels Midland Co.                                                           43,980  $       981,194
H.J. Heinz Co.                                                                       10,440          407,056
Kellogg Co.                                                                          23,640        1,055,762
Nestle S.A.                                                                           5,294        1,380,035
PepsiCo, Inc.                                                                         6,200          323,640
Sara Lee Corp.                                                                       22,690          547,737
                                                                                             ---------------
                                                                                             $     4,695,424
                                                                                             ---------------
FOREST & PAPER PRODUCTS -- 0.5%
International Paper Co.                                                              21,370  $       897,540
                                                                                             ---------------
INSURANCE -- 3.2%
AFLAC, Inc.                                                                           9,700  $       386,448
Allstate Corp.                                                                       25,570        1,322,480
Aviva PLC                                                                            52,000          625,885
Chubb Corp.                                                                           3,700          284,530
Hartford Financial Services Group, Inc.                                               9,860          683,397
Jardine Lloyd Thompson Group PLC                                                     66,400          473,416
MetLife, Inc.                                                                        36,540        1,480,235
Riunione Adriatica di Sicurta S.p.A.                                                 25,200          567,980
                                                                                             ---------------
                                                                                             $     5,824,371
                                                                                             ---------------
LEISURE & TOYS -- 0.5%
Heiwa Corp.                                                                          19,200  $       319,829
Nintendo Co. Ltd.                                                                     4,500          563,513
                                                                                             ---------------
                                                                                             $       883,342
                                                                                             ---------------
MACHINERY & TOOLS -- 1.4%
Assa Abloy AB                                                                        30,300  $       516,436
Deere & Co.                                                                          10,890          810,216
Finning International, Inc.##*                                                        8,560          249,564
Hyundai Mobis                                                                         5,500          348,000
Sandvik AB                                                                           13,200          531,235
                                                                                             ---------------
                                                                                             $     2,455,451
                                                                                             ---------------
MEDICAL EQUIPMENT -- 0.1%
Baxter International, Inc.                                                            8,000  $       276,320
                                                                                             ---------------
METALS & MINING -- 0.5%
Anglo American PLC                                                                   39,000  $       920,888
                                                                                             ---------------
NATURAL GAS - DISTRIBUTION -- 0.8%
Tokyo Gas Co. Ltd.                                                                  350,000  $     1,430,309
                                                                                             ---------------
OIL SERVICES -- 0.6%
Noble Corp.*                                                                         16,500  $       820,710
Tenaris S.A.                                                                          4,400          215,160
                                                                                             ---------------
                                                                                             $     1,035,870
                                                                                             ---------------
PHARMACEUTICALS -- 4.2%
Abbott Laboratories                                                                  17,000  $       793,050
AstraZeneca PLC                                                                      20,840          754,504
Chugai Pharmaceutical Co. Ltd.                                                       37,700          621,394
Johnson & Johnson                                                                    17,770        1,126,973
Merck & Co., Inc.                                                                    37,500        1,205,250
Pfizer, Inc.                                                                          7,132          191,779
Roche Holdings AG                                                                     8,000          917,590
Sanofi-Aventis                                                                        9,770          778,128
Tanabe Seiyaku Co. Ltd.                                                              68,000          698,691
Wyeth                                                                                11,330          482,545
                                                                                             ---------------
                                                                                             $     7,569,904
                                                                                             ---------------
PRINTING & PUBLISHING -- 1.0%
Tribune Co.                                                                          13,630  $       574,368
Yell Group PLC                                                                      141,800        1,195,806
                                                                                             ---------------
                                                                                             $     1,770,174
                                                                                             ---------------
RAILROAD & SHIPPING -- 0.6%
Burlington Northern Santa Fe Corp.                                                    7,300  $       345,363
Canadian National Railway Co.                                                        12,177          745,841
                                                                                             ---------------
                                                                                             $     1,091,204
                                                                                             ---------------
RESTAURANTS -- 0.2%
McDonald's Corp.                                                                     11,930  $       382,476
                                                                                             ---------------
SPECIALTY CHEMICALS -- 0.5%
Air Products & Chemicals, Inc.                                                       16,000  $       927,520
                                                                                             ---------------
SPECIALTY STORES -- 1.1%
Gap, Inc.                                                                            32,700  $       690,624
Matalan PLC                                                                         185,300          786,649
TJX Cos., Inc.                                                                       20,300          510,139
                                                                                             ---------------
                                                                                             $     1,987,412
                                                                                             ---------------
TELECOMMUNICATIONS - WIRELESS -- 1.8%
KDDI Corp.                                                                              210  $     1,127,901
mm02 PLC*                                                                           238,600          561,337
Vodafone Group PLC                                                                  608,003        1,645,985
                                                                                             ---------------
                                                                                             $     3,335,223
                                                                                             ---------------
TELEPHONE SERVICES -- 4.5%
Brasil Telecom Participacoes S.A., ADR                                               11,800  $       450,170
Deutsche Telekom AG                                                                  64,200        1,447,865
KT Freetel Co. Ltd.                                                                  16,600          396,078
Royal KPN N.V                                                                       140,100        1,326,460
Sprint Corp.                                                                         58,300        1,448,755
Telecom Corp. of New Zealand Ltd.                                                   124,700          550,829
Telefonica S.A.                                                                      66,486        1,248,166

ISSUER                                                                           SHARES          VALUE
STOCKS -- continued

TELEPHONE SERVICES -- continued
Verizon Communications, Inc.                                                         26,890  $     1,089,314
ZTE Corp.*                                                                           51,600          166,955
                                                                                             ---------------
                                                                                             $     8,124,592
                                                                                             ---------------
TOBACCO -- 2.0%
Altria Group, Inc.                                                                   27,496  $     1,680,006
British American Tobacco PLC                                                         46,900          806,750
Imperial Tobacco Group PLC                                                           22,800          623,578
Swedish Match AB                                                                     46,300          535,365
                                                                                             ---------------
                                                                                             $     3,645,699
                                                                                             ---------------
TRUCKING -- 0.3%
Singapore Post Ltd.                                                                 859,900  $       468,711
                                                                                             ---------------
UTILITIES - ELECTRIC POWER -- 3.7%
Dominion Resources, Inc.                                                             15,900  $     1,077,066
Fortum Corp.                                                                         73,000        1,346,725
Iberdrola S.A.                                                                       21,880          554,202
Kelda Group PLC                                                                      44,600          540,664
Severn Trent PLC                                                                     27,400          507,819
Suez S.A.                                                                            43,900        1,166,655
Tohoku Electric Power Co., Inc.                                                      50,100          896,950
TXU Corp.                                                                             8,000          516,480
                                                                                             ---------------
                                                                                             $     6,606,561
                                                                                             ---------------
    Total Stocks
      (Identified Cost, $87,452,088)                                                         $   109,994,410
                                                                                             ---------------

                                                                               PAR AMOUNT
BONDS -- 34.9%
ADVERTISING & BROADCASTING -- 0.2%
News America Holdings, 7.75%, 2024                                          $       219,000  $       259,708
                                                                                             ---------------
ASSET BACKED & SECURITIZED -- 1.0%
Commercial Mortgage Asset Trust,
  0.8711%, 2032^^##                                                         $     4,465,392  $       220,923
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                                               275,123          292,607
First Union National Bank Commercial
  Mortgage Trust, 7.39%, 2031                                                       293,050          332,122
First Union National Bank Commercial
  Mortgage Trust, 0.9667%, 2043^^##                                               8,689,106          414,091
First Union-Lehman Brothers Bank of
  America, 6.56%, 2035                                                              146,153          157,134
GMAC Commercial Mortgage Securities,
  Inc., 6.42%, 2035                                                                 146,153          157,077
Lehman Brothers-UBS Commercial
  Mortgage Trust, 7.95%, 2010                                                       219,788          255,189
                                                                                             ---------------
                                                                                             $     1,829,143
                                                                                             ---------------
BANKS & CREDIT COMPANIES -- 0.2%
Pfandbriefstelle der osterreichischen
  Landes-Hypothekenbanken,
  1.6%, 2011                                                                JPY  21,000,000  $       212,981
Woori Bank, 5.75%, 2014##                                                   $       185,000          193,752
                                                                                             ---------------
                                                                                             $       406,733
                                                                                             ---------------
EMERGING MARKET QUASI-SOVEREIGN -- 0.5%
Pemex Project Funding Master Trust,
  8.625%, 2022                                                              $       472,000  $       549,172
Petroleos Mexicanos, 9.5%, 2027                                                     130,000          163,150
Petronas Capital Ltd., 7.875%, 2022##                                               100,000          124,185
                                                                                             ---------------
                                                                                             $       836,507
                                                                                             ---------------
EMERGING MARKET SOVEREIGN -- 0.6%
Russian Federation, 11%, 2018                                               $       240,000  $       335,568
State of Qatar, 9.75%, 2030                                                         344,000          500,042
United Mexican States, 6.625%, 2015                                                 102,000          109,548
United Mexican States, 8%, 2022                                                      28,000           32,298
                                                                                             ---------------
                                                                                             $       977,456
                                                                                             ---------------

ISSUER                                                                         PAR AMOUNT        VALUE
INTERNATIONAL MARKET QUASI-SOVEREIGN -- 2.1%
Development Bank of Japan,
  1.4%, 2012                                                                JPY 102,000,000  $     1,011,150
Development Bank of Japan, 1.6%, 2014                                           140,000,000        1,379,277
Kreditanstalt fur Wiederaufbau,
  3.25%, 2008                                                               EUR   1,070,000        1,471,563
                                                                                             ---------------
                                                                                             $     3,861,990
                                                                                             ---------------
INTERNATIONAL MARKET SOVEREIGN -- 26.0%
Canada Housing Trust, 4.65%, 2009                                           CAD     375,000  $       323,960
Federal Republic of Germany,
  3.5%, 2008                                                                EUR     373,000          516,528
Federal Republic of Germany,
  5.25%, 2010                                                                     2,246,000        3,362,377
Federal Republic of Germany,
  6.25%, 2024 - 2030                                                              2,055,000        3,609,447
Government of Australia, 8.75%, 2008                                        AUD     807,000          704,203
Government of Australia, 6.25%, 2015                                                625,000          523,342
Government of Canada, 5.25%, 2012                                           CAD     356,000          317,948
Government of New Zealand, 7%, 2009                                         NZD     802,000          598,038
Government of New Zealand,
  6.5%, 2013                                                                      3,757,000        2,787,925
Kingdom of Belgium, 3.75%, 2009                                             EUR     839,000        1,172,132
Kingdom of Belgium, 5%, 2012                                                        618,000          924,024
Kingdom of Denmark, 5%, 2013                                                DKK   3,684,000          739,605
Kingdom of Netherlands, 5.75%, 2007                                         EUR   1,186,000        1,710,775
Kingdom of Netherlands, 5%, 2012                                                    414,219          620,029
Kingdom of Spain, 6%, 2008                                                          656,000          973,160
Kingdom of Spain, 5.35%, 2011                                                       563,000          855,763
Quebec Province, 1.6%, 2013                                                 JPY 320,000,000        3,182,909
Republic of Austria, 5.5%, 2007                                             EUR   1,151,000        1,674,438
Republic of Austria, 5%, 2012                                                        96,000          143,476
Republic of Austria, 4.65%, 2018                                                    212,000          308,471
Republic of Finland, 2.75%, 2006                                                  1,577,000        2,148,369
Republic of Finland, 3%, 2008                                                     1,998,000        2,722,334
Republic of France, 4.75%, 2007 - 2012                                            3,335,000        4,813,433
Republic of France, 6%, 2025                                                        999,000        1,695,836
Republic of Ireland, 4.25%, 2007                                                  2,009,000        2,835,491
Republic of Ireland, 4.6%, 2016                                                     720,000        1,051,338
Republic of Italy, 5.25%, 2017                                                      881,000        1,350,279
United Kingdom Treasury, 7.25%, 2007                                        GBP     583,000        1,201,740
United Kingdom Treasury, 5.75%, 2009                                                344,000          695,441
United Kingdom Treasury, 5%, 2012                                                 1,741,000        3,434,237
                                                                                             ---------------
                                                                                             $    46,997,048
                                                                                             ---------------
MORTGAGE BACKED -- 0.4%
Fannie Mae, 6%, 2017 - 2018                                                 $       755,491  $       792,128
                                                                                             ---------------
MUNICIPALS -- 0.4%
New York, NY, City Municipal Water
  Finance Authority, Water & Sewer
  Systems Rev., "B", 5%, 2036                                               $       675,000  $       688,230
                                                                                             ---------------
SUPRANATIONAL -- 0.7%
Inter-American Development Bank,
  1.9%, 2009                                                                JPY 124,000,000  $     1,281,883
                                                                                             ---------------
U.S. TREASURY OBLIGATIONS -- 2.8%
U.S. Treasury Bonds, 8%, 2021###                                            $       248,000  $       340,428
U.S. Treasury Bonds, 6.25%, 2030                                                  1,996,000        2,386,390
U.S. Treasury Notes, 4.25%, 2013                                                  1,561,000        1,570,817
U.S. Treasury Notes, 2%, 2014                                                       652,843          675,693
                                                                                             ---------------
                                                                                             $     4,973,328
                                                                                             ---------------
    Total Bonds
      (Identified Cost, $56,859,055)                                                         $    62,904,154
                                                                                             ---------------
SHORT-TERM OBLIGATION -- 3.3%
UBS Finance, Inc., 2.23%, due 1/03/05,
  at Amortized Cost@@                                                       $     5,983,000  $     5,982,259
                                                                                             ---------------

ISSUER                                                                           SHARES           VALUE
COLLATERAL FOR SECURITIES LOANED -- 1.0%
Navigator Securities Lending Prime
  Portfolio, at Cost and Net Asset
  Value                                                                           1,808,123  $     1,808,123
                                                                                             ---------------
    Total Investments~
      (Identified Cost, $152,101,525)                                                        $   180,688,946
                                                                                             ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.1)%                                                                        (194,853)
                                                                                             ---------------
    Net Assets -- 100.0%                                                                     $   180,494,093
                                                                                             ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
GOVERNMENT SECURITIES SERIES

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- 98.1%
AGENCY - OTHER -- 3.6%
Financing Corp., 9.8%, 2018                                                 $     7,760,000  $    11,434,632
Financing Corp., 10.35%, 2018                                                     3,535,000        5,420,629
Resolution Funding Corp., 8.875%, 2020                                            6,000,000        8,481,552
                                                                                             ---------------
                                                                                             $    25,336,813
                                                                                             ---------------
ASSET BACKED & SECURITIZED -- 0.2%
Freddie Mac, 3.108%, 2035                                                   $     1,335,000  $     1,327,399
                                                                                             ---------------
MORTGAGE BACKED -- 57.1%
Fannie Mae, 4.79%, 2012                                                     $     6,259,642  $     6,284,670
Fannie Mae, 4.45%, 2014                                                           2,206,733        2,182,024
Fannie Mae, 4.652%, 2014                                                          5,557,097        5,577,490
Fannie Mae, 4.846%, 2014                                                          6,246,216        6,347,717
Fannie Mae, 6.5%, 2016 - 2033                                                    45,844,118       48,239,910
Fannie Mae, 6%, 2016 - 2034                                                      19,763,270       20,704,013
Fannie Mae, 7.5%, 2017 - 2031                                                     2,938,927        3,151,126
Fannie Mae, 5.5%, 2017 - 2034                                                    81,882,033       83,580,859
Fannie Mae, 5%, 2018 - 2019                                                      54,656,485       55,583,565
Fannie Mae, 4.5%, 2019                                                           52,810,361       52,675,422
Fannie Mae, 5.9957%, 2020                                                            10,494           10,478
Fannie Mae TBA, 6%, 2032 ~~                                                      29,234,000       30,220,649
Freddie Mac, 7.5%, 2027                                                             206,656          222,209
Freddie Mac, 7%, 2032                                                             1,396,963        1,480,565
Freddie Mac, 6.5%, 2032                                                           8,698,268        9,133,546
Freddie Mac, 5.5%, 2034                                                          33,610,938       34,176,137
Freddie Mac, 6%, 2034                                                            33,818,941       34,950,770
Ginnie Mae, 12.25%, 2015                                                              2,131            2,414
Ginnie Mae, 7.5%, 2023 - 2024                                                       312,693          337,478
Ginnie Mae, 6.5%, 2024 - 2028                                                     3,389,608        3,572,695
                                                                                             ---------------
                                                                                             $   398,433,737
                                                                                             ---------------
U.S. GOVERNMENT AGENCIES -- 22.2%
Aid to Israel, 5.5%, 2023                                                   $     7,403,000  $     7,737,231
Aid to Israel, 0%, 2024                                                           9,624,000        3,384,693
Aid to Lebanon, 7.62%, 2009                                                       5,071,144        5,489,513
Aid to Peru, 9.98%, 2008                                                          2,183,655        2,387,260
Empresa Energetica Cornito Ltd.,
  6.07%, 2010                                                                     7,192,000        7,615,105
Fannie Mae, 3.41%, 2007                                                           7,109,000        7,085,014
Fannie Mae, 4.771%, 2014                                                          4,418,117        4,483,333
Fannie Mae, 4.625%, 2014                                                         21,834,000       21,850,397
Freddie Mac, 7%, 2010                                                             8,626,000        9,851,272
Freddie Mac, 4.875%, 2013                                                         6,000,000        6,169,932
Overseas Private Investment Corp.,
  0%, 2007                                                                        3,394,778        3,385,598
Small Business Administration,
  8.4%, 2007                                                                         11,797           12,135
Small Business Administration,
  9.65%, 2007                                                                        22,247           23,210
Small Business Administration,
  8.7%, 2009                                                                        231,034          246,793
Small Business Administration,
  9.05%, 2009                                                                        28,948           30,834
Small Business Administration,
  10.05%, 2009                                                                       18,035           19,395
Small Business Administration,
  6.34%, 2021                                                                     3,053,263        3,285,275
Small Business Administration,
  6.35%, 2021                                                                     3,433,586        3,694,681
Small Business Administration,
  6.44%, 2021                                                                     3,711,820        4,005,805
Small Business Administration,
  6.625%, 2021                                                                    3,950,007        4,289,921
Small Business Administration,
  6.07%, 2022                                                                     3,344,307        3,567,130
Small Business Administration,
  4.98%, 2023                                                                     1,887,383        1,914,418

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- continued
U.S. GOVERNMENT AGENCIES -- continued
Small Business Administration,
  4.89%, 2023                                                               $     4,863,873  $     4,907,928
Small Business Administration,
  4.34%, 2024                                                                     2,683,337        2,616,654
Small Business Administration,
  4.72%, 2024                                                                     4,972,252        4,971,512
Small Business Administration,
  4.77%, 2024                                                                     3,627,224        3,631,906
Small Business Administration,
  4.86%, 2024                                                                     2,349,000        2,357,466
Small Business Administration,
  4.87%, 2024                                                                     2,793,000        2,801,189
Small Business Administration,
  4.88%, 2024                                                                     2,142,000        2,150,829
Small Business Administration,
  4.99%, 2024                                                                     3,057,000        3,092,078
Small Business Administration,
  5.19%, 2024                                                                     2,910,000        2,978,023
Small Business Administration,
  5.52%, 2024                                                                     2,729,756        2,840,805
Tennessee Valley Authority STRIPS
  (Interest Only), 0%, 2042                                                      12,573,000        9,396,557
U.S. Department of Housing & Urban
  Development, 6.36%, 2016                                                        6,000,000        6,593,760
U.S. Department of Housing & Urban
  Development, 6.59%, 2016                                                        5,744,000        6,156,569
                                                                                             ---------------
                                                                                             $   155,024,221
                                                                                             ---------------
U.S. TREASURY OBLIGATIONS -- 15.0%
U.S. Treasury Bonds, 9.25%, 2016                                            $       577,000  $       823,645
U.S. Treasury Bonds, 6.875%, 2025                                                   504,000          634,823
U.S. Treasury Bonds, 6%, 2026                                                     5,704,000        6,533,978
U.S. Treasury Bonds, 6.25%, 2030                                                  2,006,000        2,398,347
U.S. Treasury Bonds, 5.375%, 2031                                                 2,533,000        2,739,004
U.S. Treasury Notes, 3.375%, 2007                                                13,882,963       14,703,474
U.S. Treasury Notes, 3.625%, 2008###                                             13,044,279       14,208,585
U.S. Treasury Notes, 5.5%, 2008 - 2009                                           25,462,000       27,240,436
U.S. Treasury Notes, 6.5%, 2010                                                  14,897,000       16,865,609
U.S. Treasury Notes, 2%, 2014                                                    13,433,905       13,904,092
U.S. Treasury STRIPS (Interest Only),
  0%, 2016                                                                        7,940,000        4,708,714
                                                                                             ---------------
                                                                                             $   104,760,707
                                                                                             ---------------
    Total Bonds
      (Identified Cost, $672,433,668)                                                        $   684,882,877
                                                                                             ---------------
REPURCHASE AGREEMENT -- 5.5%
Goldman Sachs, 2.23%, dated 12/31/04,
  due 01/03/05, total to be received
  $38,107,080 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                                   $    38,100,000  $    38,100,000
                                                                                             ---------------
    Total Investments
      (Identified Cost, $710,533,668)                                                        $   722,982,877
                                                                                             ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.6)%                                                                     (24,878,413)
                                                                                             ---------------
    Net Assets -- 100.0%                                                                     $   698,104,464
                                                                                             ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
HIGH YIELD SERIES

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- 92.4%

ADVERTISING & BROADCASTING -- 3.1%
Allbritton Communications Co.,
  7.75%, 2012                                                               $     1,918,000  $     1,985,130
DIRECTV Holdings LLC, 8.375%, 2013                                                  770,000          863,363
Echostar DBS Corp., 6.375%, 2011                                                  1,930,000        1,973,425
Emmis Operating Co., 6.875%, 2012                                                   960,000        1,004,400
Granite Broadcasting Corp., 9.75%, 2010                                           2,150,000        2,053,250
Lamar Media Corp., 7.25%, 2013                                                      760,000          820,800
PRIMEDIA, Inc., 8.875%, 2011                                                        210,000          222,075
PRIMEDIA, Inc., 8%, 2013##                                                          500,000          514,375
Paxson Communications Corp., 0% to 2006,
  12.25% to 2009                                                                  3,340,000        3,122,900
Spanish Broadcasting System, Inc.,
  9.625%, 2009                                                                      780,000          819,000
Young Broadcasting, Inc., 8.5%, 2008                                                 40,000           42,800
                                                                                             ---------------
                                                                                             $    13,421,518
                                                                                             ---------------
AEROSPACE -- 1.7%
ASPropulsion Capital B.V.,
  9.625%, 2013##                                                            EUR     100,000  $       156,106
Argo Tech Corp., 9.25%, 2011                                                $     1,170,000        1,284,075
BE Aerospace, Inc., 8.875%, 2011                                                  1,595,000        1,666,775
Hexcel Corp., 9.75%, 2009                                                         1,900,000        1,976,000
K&F Acquisition, Inc., 7.75%, 2014##                                                350,000          361,375
Standard Aero Holdings, Inc.,
  8.25%, 2014##                                                                     585,000          631,800
TransDigm Holding Co., 8.375%, 2011                                               1,150,000        1,233,375
                                                                                             ---------------
                                                                                             $     7,309,506
                                                                                             ---------------
AIRLINES -- 0.6%
Continental Airlines, Inc., 6.748%, 2017                                    $       371,735  $       303,520
Continental Airlines, Inc., 6.9%, 2017                                              412,918          349,889
Continental Airlines, Inc., 6.795%, 2020                                            950,008          830,185
Continental Airlines, Inc., 7.566%, 2020                                          1,207,185        1,019,357
                                                                                             ---------------
                                                                                             $     2,502,951
                                                                                             ---------------
APPAREL MANUFACTURERS -- 0.3%
Levi Strauss & Co., 7%, 2006                                                $     1,275,000  $     1,338,750
                                                                                             ---------------
ASSET BACKED & SECURITIZED -- 2.8%
Airplane Pass-Through Trust,
  10.875%, 2019*                                                            $       691,390  $         3,457
Anthracite CDO Ltd., 6%, 2037##                                                   1,300,000        1,104,350
Asset Securitization Corp., 8.005%, 2026                                            754,009          791,556
Commercial Mortgage Acceptance Corp.,
  5.44%, 2013##                                                                   2,700,000        2,728,703
Deutsche Mortgage & Asset Receiving
  Corp., 7.5%, 2031                                                               1,100,000          936,560
First Union National Bank Commercial
  Mortgage Corp., 6.75%, 2010                                                       855,000          809,787
GE Capital Commercial Mortgage Corp.,
  7.5117%, 2033##                                                                   665,000          738,541
GMAC Commercial Mortgage Securities,
  Inc., 7.6527%, 2034##                                                             882,000          987,821
Mortgage Capital Funding, Inc.,
  7.214%, 2007                                                                    1,000,000        1,053,412
Nationslink Funding Corp., 5%, 2009                                               3,000,000        3,039,942
                                                                                             ---------------
                                                                                             $    12,194,129
                                                                                             ---------------
AUTOMOTIVE -- 2.2%
Affinia Group, Inc., 9%, 2014##                                             $     1,240,000  $     1,292,700
Dana Corp., 7%, 2029                                                              1,690,000        1,685,775
Metaldyne Corp., 11%, 2012                                                          480,000          398,400
Metaldyne Corp., 10%, 2013##                                                        705,000          669,750
Navistar International Corp., 7.5%, 2011                                          1,525,000        1,635,563
TRW Automotive, Inc., 9.375%, 2013                                                1,323,000        1,534,680
TRW Automotive, Inc., 11%, 2013                                                     312,000          375,960
Tenneco Automotive, Inc., 10.25%, 2013                                              600,000          708,000
Tenneco Automotive, Inc.,
  8.625%, 2014##                                                                    385,000          400,400

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- continued

AUTOMOTIVE -- continued
Visteon Corp., 7%, 2014                                                     $       835,000  $       797,425
                                                                                             ---------------
                                                                                             $     9,498,653
                                                                                             ---------------
BASIC INDUSTRY -- 0.2%
Thermadyne Holdings Corp.,
  9.25%, 2014                                                               $       750,000  $       731,250
                                                                                             ---------------
BROADCAST & CABLE TV -- 3.7%
CCO Holdings LLC, 8.75%, 2013                                               $       665,000  $       686,613
CSC Holdings, Inc., 8.125%, 2009                                                  1,835,000        2,007,031
CSC Holdings, Inc., 6.75%, 2012##                                                 1,085,000        1,117,550
Cablevision Systems Corp., 8%, 2012##                                             1,805,000        1,922,325
Charter Communications, Inc.,
  8.625%, 2009                                                                    3,100,000        2,689,250
Charter Communications, Inc.,
  9.92%, 2011                                                                     3,315,000        2,826,038
Charter Communications, Inc.,
  8.375%, 2014##                                                                    590,000          622,450
FrontierVision Holdings LP, 11.875%, 2007*                                          430,000          574,050
FrontierVision Holdings LP, 11.875%, 2007*                                          290,000          387,150
Frontiervision Operating Partners LP,
  11%, 2006*                                                                      1,060,000        1,388,600
Mediacom Broadband LLC, 9.5%, 2013                                                  875,000          878,281
Mediacom Broadband LLC, 11%, 2013                                                   400,000          430,000
Rogers Cable, Inc., 8.75%, 2032                                                     210,000          233,100
                                                                                             ---------------
                                                                                             $    15,762,438
                                                                                             ---------------
BROKERAGE & ASSET MANAGERS -- 0.2%
Refco Finance Holdings LLC, 9%, 2012##                                      $       815,000  $       892,425
                                                                                             ---------------
BUILDING -- 1.1%
Building Materials Corp. of America,
  7.75%, 2014##                                                             $     1,905,000  $     1,921,669
Interface, Inc., 10.375%, 2010                                                    1,075,000        1,236,250
Jacuzzi Brands, Inc., 9.625%, 2010                                                  445,000          493,950
Nortek, Inc., 8.5%, 2014##                                                        1,200,000        1,254,000
                                                                                             ---------------
                                                                                             $     4,905,869
                                                                                             ---------------
BUSINESS SERVICES -- 1.6%
Iron Mountain, Inc., 8.625%, 2013                                           $       760,000  $       807,500
Iron Mountain, Inc., 7.75%, 2015                                                    950,000          964,250
Lucent Technologies, Inc., 5.5%, 2008                                             1,300,000        1,335,750
Nortel Networks Ltd., 6.125%, 2006                                                1,595,000        1,622,913
Xerox Corp., 7.625%, 2013                                                         1,930,000        2,118,175
                                                                                             ---------------
                                                                                             $     6,848,588
                                                                                             ---------------
CHEMICALS -- 5.3%
ARCO Chemical Co., 9.8%, 2020                                               $       730,000  $       832,200
Acetex Corp., 10.875%, 2009                                                       1,045,000        1,136,438
BCP Caylux Holdings Luxembourg S.A.,
  9.625%, 2014##                                                                    705,000          794,888
Crystal U.S. Holdings LLC, 0% to 2009,
  10.5% to 2014,##                                                                1,395,000          955,575
Crystal U.S. Holdings LLC, 0% to 2010,
  10% to 2014,                                                                      535,000          370,488
Equistar Chemicals LP, 10.625%, 2011                                              1,895,000        2,198,200
Hercules, Inc., 6.75%, 2029                                                       1,335,000        1,378,388
Huntsman International LLC,
  10.125%, 2009                                                                   1,366,000        1,437,715
Huntsman International LLC, 0%, 2009                                                250,000          140,000
Huntsman International LLC, 7.375%, 2015                                            955,000          957,388
IMC Global, Inc., 10.875%, 2013                                                   1,125,000        1,406,250
KI Holdings, Inc., 0% to 2009,
  9.875% to 2014,##                                                               1,305,000          835,200
Kronos International, Inc., 8.875%, 2009                                    EUR      70,000          102,163
Lyondell Chemical Co., 9.5%, 2008                                           $       730,000          792,050
Lyondell Chemical Co., 11.125%, 2012                                                750,000          890,625
Nalco Co., 7.75%, 2011                                                              470,000          507,600
Nalco Financial Holdings LLC, 0% to 2009,
  9% to 2014                                                                $       770,000  $       569,800
Nova Chemicals Corp., 6.5%, 2012                                                  1,230,000        1,303,800
Resolution Performance Products LLC,
  13.5%, 2010                                                                       900,000          978,750
Rhodia S.A., 8.875%, 2011                                                         2,695,000        2,715,213
Rockwood Specialties Group, Inc.,
  10.625%, 2011                                                                     995,000        1,144,250
Rockwood Specialties Group, Inc.,
  7.5%, 2014##                                                                      395,000          409,813
Sovereign Specialty Chemicals, Inc.,
  11.875%, 2010                                                                     835,000          894,494
                                                                                             ---------------
                                                                                             $    22,751,288
                                                                                             ---------------
CONGLOMERATES -- 0.6%
Invensys PLC, 9.875%, 2011##                                                $     1,110,000  $     1,227,938
SPX Corp., 7.5%, 2013                                                             1,105,000        1,198,925
                                                                                             ---------------
                                                                                             $     2,426,863
                                                                                             ---------------
CONSTRUCTION -- 1.0%
D.R. Horton, Inc., 8%, 2009                                                 $     1,460,000  $     1,633,375
Technical Olympic USA, Inc., 9%, 2010                                               435,000          465,450
Technical Olympic USA, Inc.,
  7.5%, 2011                                                                        310,000          312,325
Technical Olympic USA, Inc.,
  7.5%,2015##                                                                       840,000          833,700
WCI Communities, Inc., 7.875%, 2013                                               1,145,000        1,205,113
                                                                                             ---------------
                                                                                             $     4,449,963
                                                                                             ---------------
CONSUMER CYCLICAL -- 0.6%
Corrections Corp. of America,
  9.875%, 2009                                                              $       385,000  $       427,350
Corrections Corp. of America, 7.5%, 2011                                            590,000          630,563
GEO Group, Inc., 8.25%, 2013                                                        540,000          577,800
KinderCare Learning Centers, Inc.,
  9.5%, 2009                                                                        990,000          993,713
                                                                                             ---------------
                                                                                             $     2,629,426
                                                                                             ---------------
CONSUMER GOODS & SERVICES -- 2.4%
Bombardier Recreational Products, Inc.,
  8.375%, 2013                                                              $       940,000  $     1,003,450
Church & Dwight Co., Inc., 6%, 2012                                                 715,000          727,513
Integrated Electrical Services, Inc.,
  9.375%, 2009                                                                      745,000          700,300
K2, Inc., 7.375%, 2014##                                                          1,135,000        1,242,825
Remington Arms Co., Inc., 10.5%, 2011                                               615,000          593,475
Revlon Consumer Products Corp.,
  8.625%, 2008                                                                    1,510,000        1,347,675
Safilo Capital International S.A.,
  9.625%, 2013##                                                            EUR   1,970,000        2,715,061
Samsonite Corp., 8.875%, 2011                                               $     1,145,000        1,239,463
Werner Holding Co., Inc., 10%, 2007                                                 870,000          722,100
                                                                                             ---------------
                                                                                             $    10,291,862
                                                                                             ---------------
CONTAINERS -- 2.6%
Crown European Holdings S.A.,
  9.5%, 2011                                                                $     1,960,000  $     2,234,400
Crown European Holdings S.A.,
  10.875%, 2013                                                                   1,150,000        1,359,875
Greif, Inc., 8.875%, 2012                                                         1,160,000        1,290,500
Owens-Brockway Glass Container, Inc.,
  8.75%, 2012                                                                     1,285,000        1,448,838
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013                                                                     2,065,000        2,271,500
Owens-Illinois, Inc., 7.8%, 2018                                                    430,000          447,200
Plastipak Holdings, Inc., 10.75%, 2011                                              705,000          793,125
Pliant Corp., 13%, 2010                                                           1,106,000        1,074,170
Pliant Corp., 0% to 2006, 11.125% to 2009                                           145,000          133,944
                                                                                             ---------------
                                                                                             $    11,053,552
                                                                                             ---------------

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- continued
DEFENSE ELECTRONICS -- 0.5%
L-3 Communications Holdings, Inc.,
  6.125%, 2014                                                              $     1,295,000  $     1,333,850
L-3 Communications Holdings, Inc.,
  5.875%, 2015##                                                                    920,000          917,700
                                                                                             ---------------
                                                                                             $     2,251,550
                                                                                             ---------------
ELECTRONICS -- 0.4%
Flextronics International Ltd., 6.5%, 2013                                  $     1,310,000  $     1,342,750
Magnachip Semiconductor S.A.,
  8%, 2014                                                                          155,000          161,588
                                                                                             ---------------
                                                                                             $     1,504,338
                                                                                             ---------------
EMERGING MARKET QUASI-SOVEREIGN -- 0.5%
Gazprom OAO, 9.625%, 2013##                                                 $       610,000  $       721,325
Gazprom OAO, 8.625%, 2034##                                                       1,120,000        1,310,400
                                                                                             ---------------
                                                                                             $     2,031,725
                                                                                             ---------------
EMERGING MARKET SOVEREIGN -- 0.7%
Federal Republic of Brazil, 8.875%, 2019                                    $     1,182,000  $     1,247,010
Republic of Panama, 9.375%, 2023                                                    814,000          940,170
Russian Ministry of Finance,
  12.75%, 2028                                                                      486,000          797,186
                                                                                             ---------------
                                                                                             $     2,984,366
                                                                                             ---------------
ENERGY - INDEPENDENT -- 1.9%
Belden Blake Corp., 8.75%, 2012##                                           $     1,135,000  $     1,152,025
Chesapeake Energy Corp.,
  8.125%, 2011##                                                                    755,000          817,288
Chesapeake Energy Corp., 7%, 2014                                                 1,203,000        1,281,195
Chesapeake Energy Corp., 6.375%, 2015                                               710,000          729,525
Chesapeake Energy Corp., 6.875%, 2016                                             1,760,000        1,843,600
Encore Acquisition Co., 8.375%, 2012                                                725,000          806,563
Newfield Exploration Co., 6.625%, 2014##                                            405,000          428,288
Plains Exploration & Production Co.,
  7.125%, 2014                                                                      860,000          937,400
                                                                                             ---------------
                                                                                             $     7,995,884
                                                                                             ---------------
ENTERTAINMENT -- 1.5%
AMC Entertainment, Inc., 9.5%, 2011                                         $       766,000  $       791,853
AMC Entertainment, Inc., 8.625%, 2012##                                           1,520,000        1,679,600
AMF Bowling Worldwide, Inc., 10%, 2010                                              760,000          811,300
Intrawest Corp., 7.5%, 2013##                                                       345,000          366,994
Loews Cineplex Entertainment Corp.,
  9%, 2014##                                                                      1,185,000        1,282,763
Six Flags, Inc., 9.75%, 2013                                                      1,645,000        1,669,675
                                                                                             ---------------
                                                                                             $     6,602,185
                                                                                             ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.6%
Burns, Philp & Co. Ltd., 9.75%, 2012                                        $     1,870,000  $     2,057,000
Merisant Co., 9.75%, 2013##                                                         490,000          436,100
Michael Foods, Inc., 8%, 2013                                                       990,000        1,044,450
Seminis Vegetable Seeds, Inc.,
  10.25%, 2013                                                                    1,145,000        1,288,125
Smithfield Foods, Inc., 7%, 2011                                                    345,000          368,288
Smithfield Foods, Inc., 7%, 2011##                                                  895,000          955,413
United Biscuits Finance PLC,
  10.625%, 2011                                                             EUR     600,000          861,462
                                                                                             ---------------
                                                                                             $     7,010,838
                                                                                             ---------------
FOREST & PAPER PRODUCTS -- 4.3%
Abitibi-Consolidated, Inc., 8.55%, 2010                                     $     1,885,000  $     2,042,869
Buckeye Technologies, Inc., 8.5%, 2013                                            1,165,000        1,264,025
Corporacion Durango S.A. de C.V.,
  13.75%, 2009##*                                                                 1,800,000        1,206,000
Georgia Pacific Corp., 9.375%, 2013                                               3,465,000        4,036,725
Graphic Packaging International, Inc.,
  9.5%, 2013                                                                      1,430,000        1,626,625
Jefferson Smurfit Corp., 8.25%, 2012                                              1,120,000        1,220,800
Kappa Beheer B.V., 10.625%, 2009                                                  1,285,000        1,362,100
MDP Acquisitions PLC, 9.625%, 2012                                                1,455,000        1,622,325
Newark Group, Inc., 9.75%, 2014##                                           $     1,030,000  $     1,096,950
Norske Skog Canada Ltd., 8.625%, 2011                                             1,055,000        1,131,488
Norske Skog Canada Ltd., 7.375%, 2014                                               770,000          802,725
Stone Container Corp., 7.375%, 2014                                               1,170,000        1,246,050
                                                                                             ---------------
                                                                                             $    18,658,682
                                                                                             ---------------
GAMING & LODGING -- 5.4%
Aztar Corp., 7.875%, 2014                                                   $     1,165,000  $     1,284,413
Boyd Gaming Corp., 6.75%, 2014                                                    1,585,000        1,660,288
Caesars Entertainment, Inc.,
  8.875%, 2008                                                                      425,000          481,313
Caesars Entertainment, Inc.,
  8.125%, 2011                                                                    2,100,000        2,425,500
Herbst Gaming, Inc., 7%, 2014##                                                     155,000          156,938
Hilton Hotels Corp., 7.625%, 2012                                                   985,000        1,151,883
Host Marriott LP, 7.125%, 2013                                                    1,040,000        1,111,500
Isle Capri Casinos, Inc., 7%, 2014                                                1,335,000        1,361,700
MGM Mirage, Inc., 8.5%, 2010                                                      1,165,000        1,325,188
MGM Mirage, Inc., 8.375%, 2011                                                    2,225,000        2,508,688
MGM Mirage, Inc., 5.875%, 2014                                                      195,000          191,588
Mandalay Resort Group, 9.375%, 2010                                               1,085,000        1,264,025
Meristar Hospitality Corp., 10.5%, 2009                                             375,000          408,750
Pinnacle Entertainment, Inc., 8.25%, 2012                                         1,500,000        1,593,750
Pinnacle Entertainment, Inc., 8.75%, 2013                                           335,000          362,638
Royal Caribbean Cruises Ltd.,
  6.875%, 2013                                                                    1,220,000        1,317,600
Scientific Games Corp., 6.25%, 2012                                                 290,000          295,075
Starwood Hotels & Resorts Worldwide,
  Inc., 7.875%, 2012                                                              2,420,000        2,764,850
Station Casinos, Inc., 6.5%, 2014                                                 1,295,000        1,330,613
                                                                                             ---------------
                                                                                             $    22,996,300
                                                                                             ---------------
HEALTH MAINTENANCE ORGANIZATIONS -- 0.1%
Medcath Holdings Corp., 9.875%, 2012##                                      $       350,000  $       379,750
                                                                                             ---------------
INDUSTRIAL -- 3.5%
Amsted Industries, Inc., 10.25%, 2011##                                     $     1,760,000  $     1,988,800
Da Lite Screen Co., Inc., 9.5%, 2011                                              1,155,000        1,270,500
General Binding Corp., 9.375%, 2008                                               1,840,000        1,840,000
JohnsonDiversey Holding, Inc., "B",
  9.625%, 2012                                                                    1,410,000        1,575,675
JohnsonDiversey Holding, Inc.,
  0% to 2007, 10.67% to 2013                                                      2,980,000        2,577,700
Milacron Escrow Corp., 11.5%, 2011##                                              1,280,000        1,356,800
Rexnord Industries, Inc., 10.125%, 2012                                           1,000,000        1,130,000
Valmont Industries, Inc., 6.875%, 2014##                                          1,160,000        1,206,400
Williams Scotsman, Inc., 9.875%, 2007                                             1,655,000        1,655,000
Williams Scotsman, Inc., 10%, 2008                                                  275,000          305,250
                                                                                             ---------------
                                                                                             $    14,906,125
                                                                                             ---------------
MACHINERY & TOOLS -- 2.7%
AGCO Corp., 6.875%, 2014                                                    EUR     500,000  $       717,885
Case Corp., 7.25%, 2016                                                     $       120,000          117,900
Case New Holland, Inc., 9.25%, 2011##                                             1,055,000        1,173,688
JLG Industries, Inc., 8.25%, 2008                                                 1,155,000        1,247,400
Joy Global, Inc., 8.75%, 2012                                                     1,390,000        1,556,800
Manitowoc Co., Inc., 10.375%, 2011                                          EUR     900,000        1,371,431
Manitowoc Co., Inc., 10.5%, 2012                                            $       562,000          646,300
Terex Corp., 10.375%, 2011                                                          760,000          851,200
Terex Corp., 9.25%, 2011                                                            400,000          449,000
Terex Corp., 7.375%, 2014                                                           900,000          965,250
United Rentals, Inc., 6.5%, 2012                                                    915,000          892,125
United Rentals, Inc., 7.75%, 2013                                                   940,000          921,200
United Rentals, Inc., 7%, 2014                                                      925,000          864,875
                                                                                             ---------------
                                                                                             $    11,775,054
                                                                                             ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 3.7%
AmerisourceBergen Corp., 7.25%, 2012                                        $     1,200,000  $     1,341,000
Beverly Enterprises, Inc., 7.875%, 2014##                                           870,000          933,075

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- continued
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- continued
CDRV Investors, Inc., 0% to 2010,
  9.625% to 2015,                                                           $       980,000  $       608,825
Extendicare Health Services, Inc.,
  6.875%, 2014                                                                      730,000          744,600
Fisher Scientific International, Inc.,
  8.125%, 2012                                                                    1,375,000        1,526,250
HCA, Inc., 7.875%, 2011                                                           2,785,000        3,067,680
HCA, Inc., 6.375%, 2015                                                           1,920,000        1,927,774
InSight Health Services Corp.,
  9.875%, 2011                                                                    2,095,000        2,115,950
Tenet Healthcare Corp., 6.5%, 2012                                                1,340,000        1,239,500
Tenet Healthcare Corp., 9.875%, 2014##                                            1,165,000        1,269,850
U.S. Oncology, Inc., 10.75%, 2014##                                                 995,000        1,151,713
                                                                                             ---------------
                                                                                             $    15,926,217
                                                                                             ---------------
METALS & MINING -- 2.4%
Century Aluminum Co., 7.5%, 2014##                                          $       950,000  $     1,011,750
Doe Run Resources Corp., 11.75%, 2008#                                              722,286          613,943
Foundation PA Coal Co., 7.25%, 2014##                                             1,105,000        1,176,825
IMCO Recycling, Inc., 9%, 2014##                                                    240,000          249,600
Ispat Inland ULC, 9.75%, 2014                                                       897,000        1,107,795
Oregon Steel Mills, Inc., 10%, 2009                                                 945,000        1,051,313
Peabody Energy Corp., 6.875%, 2013                                                1,280,000        1,385,600
Peabody Energy Corp., 5.875%, 2016                                                  675,000          671,625
Russel Metals, Inc., 6.375%, 2014                                                 1,385,000        1,405,775
SGL Carbon International S.A.,
  8.5%, 2012##                                                              EUR     480,000          728,179
Steel Dynamics, Inc., 9.5%, 2009                                                    605,000          662,475
U.S. Steel Corp., 9.75%, 2010                                               $       396,000          451,440
                                                                                             ---------------
                                                                                             $    10,516,320
                                                                                             ---------------
NATURAL GAS - DISTRIBUTION -- 0.4%
AmeriGas Partners LP, 8.875%, 2011                                          $     1,340,000  $     1,460,600
Inergy LP, 6.875%, 2014                                                             415,000          417,075
                                                                                             ---------------
                                                                                             $     1,877,675
                                                                                             ---------------
NATURAL GAS - PIPELINE -- 3.4%
ANR Pipeline Co., 9.625%, 2021                                              $     1,975,000  $     2,486,031
El Paso Energy Corp., 7.625%, 2010                                                1,150,000        1,259,250
El Paso Energy Corp., 7%, 2011                                                    2,975,000        3,008,469
El Paso Energy Corp., 7.75%, 2013                                                 2,190,000        2,294,025
Enterprise Products Partners LP,
  6.375%, 2013                                                                      578,000          619,515
Enterprise Products Partners LP,
  5.6%, 2014##                                                                    1,162,000        1,172,307
Markwest Energy Partners LP,
  6.875%, 2014##                                                                    830,000          842,450
Williams Cos., Inc., 7.125%, 2011                                                 2,713,000        2,963,953
                                                                                             ---------------
                                                                                             $    14,646,000
                                                                                             ---------------
OIL SERVICES -- 2.0%
Dresser, Inc., 9.375%, 2011                                                 $       735,000  $       804,825
GulfMark Offshore, Inc., 7.75%, 2014##                                            1,190,000        1,255,450
Hanover Compressor Co., 9%, 2014                                                  1,410,000        1,568,625
Hornbeck Offshore Services, Inc.,
  6.125%, 2014##                                                                    725,000          728,625
Ocean Rig Norway S.A., 10.25%, 2008                                               1,060,000        1,091,800
Petroleum Geo-Services A.S.A., 10%, 2010                                          1,300,000        1,482,000
Pride International, Inc., 7.375%, 2014                                             755,000          824,838
Sesi LLC, 8.875%, 2011                                                              715,000          782,925
                                                                                             ---------------
                                                                                             $     8,539,088
                                                                                             ---------------
OILS -- 0.3%
Premcor Refining Group, Inc., 7.75%, 2012                                   $     1,010,000  $     1,113,525
                                                                                             ---------------
POLLUTION CONTROL -- 0.5%
Allied Waste North America, Inc.,
  6.5%, 2010                                                                $     2,010,000  $     1,969,800
Allied Waste North America, Inc.,
  7.875%, 2013                                                              $       280,000  $       287,000
                                                                                             ---------------
                                                                                             $     2,256,800
                                                                                             ---------------
PRECIOUS METALS & MINERALS -- 0.3%
Freeport-McMoRan Copper & Gold, Inc.,
  6.875%, 2014                                                              $     1,291,000  $     1,282,931
                                                                                             ---------------
PRINTING & PUBLISHING -- 2.7%
Cenveo Corp., 7.875%, 2013                                                  $       525,000  $       488,250
Dex Media East LLC, 12.125%, 2012                                                   715,000          871,406
Dex Media West LLC, 9.875%, 2013                                                    840,000          968,100
Dex Media, Inc., 0% to 2008, 9% to 2013                                           4,130,000        3,236,888
Hollinger, Inc., 12.875%, 2011##                                                    337,000          397,660
Houghton Mifflin Co., 9.875%, 2013                                                  790,000          865,050
Lighthouse International Co. S.A.,
  8%, 2014##                                                                EUR     960,000        1,339,329
Mail-Well Corp., 9.625%, 2012                                               $       770,000          845,075
MediaNews Group, Inc., 6.875%, 2013                                               1,330,000        1,363,250
WDAC Subsidiary Corp., 8.375%, 2014##                                             1,385,000        1,365,956
                                                                                             ---------------
                                                                                             $    11,740,964
                                                                                             ---------------
RAILROAD & SHIPPING -- 0.4%
Kansas City Southern Railway Co.,
  7.5%, 2009                                                                $     1,795,000  $     1,884,750
                                                                                             ---------------
RESTAURANTS -- 0.1%
Carrols Holdings Corp., 9%, 2013                                            $       315,000  $       326,025
                                                                                             ---------------
RETAILERS -- 2.4%
Couche-Tard, Inc., 7.5%, 2013                                               $     2,555,000  $     2,740,238
Dollar General Corp., 8.625%, 2010                                                1,390,000        1,615,875
Duane Reade, Inc., 9.75%, 2011##                                                    790,000          718,900
Finlay Fine Jewelry Corp., 8.375%, 2012                                           1,115,000        1,204,200
Rite Aid Corp., 9.5%, 2011                                                          550,000          603,625
Rite Aid Corp., 9.25%, 2013                                                       1,290,000        1,302,900
Rite Aid Corp., 6.875%, 2013                                                        850,000          765,000
Saks, Inc., 7%, 2013                                                              1,130,000        1,154,013
                                                                                             ---------------
                                                                                             $    10,104,751
                                                                                             ---------------
SUPERMARKETS -- 0.5%
Roundy's, Inc., 8.875%, 2012                                                $     1,940,000  $     2,119,450
                                                                                             ---------------
TELECOMMUNICATIONS - WIRELESS -- 4.5%
Alamosa Holdings, Inc., 11%, 2010                                           $       331,000  $       389,753
Alamosa Holdings, Inc., 0% to 2005,
  12% to 2009,                                                                    1,167,000        1,266,195
American Tower Corp., 9.375%, 2009                                                  220,000          232,650
American Tower Corp., 7.125%, 2012##                                                790,000          807,775
Centennial Communications Corp.,
  10.125%, 2013                                                                   1,475,000        1,655,688
Crown Castle International Corp.,
  7.5%, 2013                                                                      1,385,000        1,488,875
Dobson Cellular Systems, Inc.,
  8.375%, 2011##                                                                    310,000          320,075
Dobson Communications Corp.,
  8.875%, 2013                                                                      555,000          389,888
IWO Escrow Co.,6.32%, 2012                                                          155,000          156,163
Innova S. de R.L., 9.375%, 2013                                                   1,100,000        1,251,250
Nextel Communications, Inc.,
  7.375%, 2015                                                                    5,180,000        5,698,000
Rogers Wireless, Inc., 8%, 2012##                                                   275,000          290,813
Rogers Wireless, Inc., 6.375%, 2014                                                 795,000          787,050
Rogers Wireless, Inc., 7.5%, 2015##                                                 585,000          617,175
Rural Cellular Corp., 9.875%, 2010                                                1,125,000        1,144,688
Rural Cellular Corp., 8.25%, 2012                                                   335,000          354,263
U.S. Unwired, Inc., 10%, 2012                                                     1,170,000        1,319,175
Ubiquitel Operating Co., 9.875%, 2011                                             1,145,000        1,285,263
                                                                                             ---------------
                                                                                             $    19,454,739
                                                                                             ---------------

ISSUER                                                                         PAR AMOUNT         VALUE
BONDS -- continued

TELECOMMUNICATIONS - WIRELINE -- 6.1%
AT&T Corp., 9.05%, 2011                                                     $     2,280,000  $     2,624,850
CincinnatiBell, Inc., 8.375%, 2014                                                1,395,000        1,412,438
Citizens Communications Co.,
  9.25%, 2011                                                                     2,136,000        2,499,120
Citizens Communications Co.,
  6.25%, 2013                                                                       585,000          589,388
Eircom Funding PLC, 8.25%, 2013                                                   1,365,000        1,508,325
GCI, Inc., 7.25%, 2014                                                            1,390,000        1,390,000
MCI, Inc., 6.908%, 2007                                                             925,000          946,969
MCI, Inc., 7.688%, 2009                                                           1,315,000        1,361,025
MCI, Inc., 8.735%, 2014                                                             171,000          183,825
Qwest Capital Funding, Inc., 7.25%, 2011                                          1,730,000        1,695,400
Qwest Corp., 7.875%, 2011##                                                       1,675,000        1,817,375
Qwest Corp., 9.125%, 2012##                                                       1,635,000        1,888,425
Qwest Services Corp., 14%, 2010##                                                 4,900,000        5,892,250
Time Warner Telecom Holdings, Inc.,
  10.125%, 2011                                                                   1,015,000          997,238
Time Warner Telecom Holdings, Inc.,
  9.25%, 2014                                                                     1,340,000        1,366,800
                                                                                             ---------------
                                                                                             $    26,173,428
                                                                                             ---------------
TIRE & RUBBER -- 0%
Cooper-Standard Automotive Group,
  8.375%, 2014                                                              $       155,000  $       154,613
                                                                                             ---------------
TOBACCO -- 0.3%
R.J. Reynolds Tobacco Holdings, Inc.,
  7.25%, 2012                                                               $     1,040,000  $     1,068,600
                                                                                             ---------------
TRANSPORTATION -- SERVICES - 0.6%
CHC Helicopter Corp., 7.375%, 2014                                          $       785,000  $       828,175
Stena AB, 9.625%, 2012                                                              435,000          491,550
Stena AB, 7%, 2016##                                                                951,000          941,490
TFM S.A. de C.V., 12.5%, 2012                                                       264,000          308,220
                                                                                             ---------------
                                                                                             $     2,569,435
                                                                                             ---------------
UTILITIES - ELECTRIC POWER -- 8.7%
AES Corp., 8.75%, 2013##                                                    $     2,340,000  $     2,658,825
AES Corp., 9%, 2015##                                                             1,175,000        1,345,375
Allegheny Energy Supply Co. LLC,
  8.25%, 2012##                                                                   1,610,000        1,799,175
CMS Energy Corp., 8.5%, 2011                                                      1,080,000        1,227,150
Calpine Corp., 8.5%, 2008                                                           815,000          668,300
Calpine Corp., 8.75%, 2013##                                                      3,215,000        2,652,375
CenterPoint Energy, Inc., 7.25%, 2010                                             1,127,000        1,256,992
DPL, Inc., 6.875%, 2011                                                           1,250,000        1,365,165
Dynegy Holdings, Inc., 9.875%, 2010##                                             1,220,000        1,363,350
Dynegy Holdings, Inc., 6.875%, 2011                                                 455,000          437,938
Edison Mission Energy, 7.73%, 2009                                                1,200,000        1,290,000
Empresa Nacional de Electricidad S.A.,
  8.35%, 2013                                                                     1,310,000        1,517,978
FirstEnergy Corp., 6.45%, 2011                                                    1,818,000        1,975,202
FirstEnergy Corp., 7.375%, 2031                                                     875,000          999,236
MSW Energy Holdings LLC,
  7.375%, 2010                                                                      850,000          892,500
Midwest Generation LLC, 8.75%, 2034                                               2,250,000        2,553,750
Mission Energy Holding Co.,
  13.5%, 2008                                                                       325,000          405,438
NRG Energy, Inc., 8%, 2013##                                                      2,095,000        2,283,550
Nevada Power Co., 6.5%, 2012                                                        270,000          285,525
Nevada Power Co., 5.875%, 2015##                                                    690,000          695,175
NorthWestern Corp., 5.875%, 2014##                                                  965,000          987,167
PSEG Energy Holdings LLC,
  8.625%, 2008                                                                    1,850,000        2,030,375
Reliant Energy, Inc., 6.75%, 2014                                                   520,000          516,750
Reliant Resources, Inc., 9.25%, 2010                                                435,000          485,025
Sierra Pacific Power Co., 6.25%, 2012                                               585,000          610,594
Sierra Pacific Resources, 8.625%, 2014                                              890,000        1,005,700
TXU Corp., 5.55%, 2014                                                      $     2,160,000  $     2,145,766
Teco Energy, Inc., 7%, 2012                                                         480,000          524,400
Texas Genco LLC, 6.875%, 2014                                                     1,140,000        1,178,475
                                                                                             ---------------
                                                                                             $    37,157,251
                                                                                             ---------------
    Total Bonds
      (Identified Cost, $377,751,293)                                                        $   397,018,390
                                                                                             ---------------

                                                                                SHARES
STOCKS -- 1.0%

APPAREL MANUFACTURERS -- 0.1%
Sind Holdings, Inc.*                                                                  3,355  $       280,814
                                                                                             ---------------
AUTOMOTIVE -- 0.3%
Magna International, Inc., "A"                                                       16,400  $     1,353,820
                                                                                             ---------------
BROADCAST & CABLE TV -- 0.4%
NTL, Inc.*                                                                           12,547  $       915,429
Telewest Global, Inc.*                                                               57,368        1,008,494
                                                                                             ---------------
                                                                                             $     1,923,923
                                                                                             ---------------
PHARMACEUTICALS -- 0.1%
Merck & Co., Inc.                                                                    14,800  $       475,672
                                                                                             ---------------
SPECIALTY CHEMICALS -- 0%
Sterling Chemicals, Inc.*                                                                74  $         2,757
                                                                                             ---------------
TELEPHONE SERVICES -- 0.1%
VersaTel Telecom International N.V.*                                                 20,520  $        59,202
                                                                                             ---------------
    Total Stocks (Identified Cost, $4,543,774)                                               $     4,096,188
                                                                                             ---------------
CONVERTIBLE PREFERRED STOCKS -- 0.3%
AUTOMOTIVE -- 0.3%
Ford Motor Co. Capital Trust II, 6.5%                                                24,145  $     1,274,615
Hayes Lemmerz International,
  Inc., "A" *, 8%                                                                       155           11,896
                                                                                             ---------------
    Total Convertible Preferred Stocks
      (Identified Cost, $1,286,038)                                                          $     1,286,511
                                                                                             ---------------
PREFERRED STOCKS -- 0.5%
PRINTING & PUBLISHING -- 0.5%
PRIMEDIA, Inc., 8.625%                                                               20,165  $     1,845,098
                                                                                             ---------------
REAL ESTATE -- 0%
HRPT Properties Trust, 8.75%                                                          1,225  $        33,835
                                                                                             ---------------
TELEPHONE SERVICES -- 0%
PTV, Inc., "A", 10%                                                                      36  $           144
                                                                                             ---------------
    Total Preferred Stocks
      (Identified Cost, $2,022,305)                                                          $     1,879,077
                                                                                             ---------------
WARRANTS -- 0%

                                                       STRIKE        FIRST
                                                       PRICE        EXERCISE
Loral Space &
  Communications Ltd.
  (Business Services)*                             $        0.14      1/28/97         1,000  $             2
Loral Space &
  Communications Ltd.
  (Business Services)*                                      0.14      1/28/97         1,100                2
Metronet Communications
  Corp. (Broadcast
  & Cable TV)*##                                            0.00      7/18/97           650                7
Pliant Corp.
  (Containers)*##                                           0.01      5/25/00           660                7
Sterling Chemicals, Inc.
  (Specialty Chemicals)*                                   52.00                        120              222
Thermadyne Holdings Corp.
  (Machinery & Tools)*                                     20.78                      6,594            3,956
XM Satellite Radio, Inc.
  (Advertising &
  Broadcasting)*                                           45.24      9/16/00         1,030           87,550

                                                      STRIKE      FIRST
ISSUER                                                 PRICE     EXERCISE        SHARES           VALUE
WARRANTS -- continued
XO Communications,
  Inc., "A" (Telephone
  Services)*                                        $     6.25     5/27/03            1,302  $           937
XO Communications,
  Inc., "B" (Telephone
  Services)*                                              7.50     5/27/03              976              488
XO Communications,
  Inc., "C" (Telephone
  Services)*                                             10.00     5/27/03              976              381
                                                                                             ---------------
    Total Warrants (Identified Cost, $544,606)                                               $        93,552
                                                                                             ---------------

                                                                              PAR AMOUNT
REPURCHASE AGREEMENT -- 4.3%

Morgan Stanley, 2.19%, dated 12/31/04,
  due 01/03/05, total to be received
  $18,601,394 (secured by various U.S.
  Treasury and Federal Agency obligations in a
  jointly traded account), at Cost                                          $    18,598,000  $    18,598,000
                                                                                             ---------------
    Total Investments~
      (Identified Cost, $404,746,016)                                                        $   422,971,718
                                                                                             ---------------
OTHER ASSETS, LESS LIABILITIES -- 1.5%                                                             6,595,494
                                                                                             ---------------
    Net Assets -- 100.0%                                                                     $   429,567,212
                                                                                             ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
INTERNATIONAL VALUE SERIES

ISSUER                                                                           SHARES           VALUE
STOCKS -- 97.7%

AIRLINES -- 2.8%
Air China Ltd.*                                                                     206,000  $        79,506
easyJet Airline Co. Ltd.*                                                           207,070          745,124
Thai Airways International Public Co. Ltd.                                          338,500          422,320
TPG N.V.                                                                             49,500        1,339,614
                                                                                             ---------------
                                                                                             $     2,586,564
                                                                                             ---------------
ALCOHOLIC BEVERAGES -- 0.8%
Diageo PLC                                                                           51,258  $       729,932
                                                                                             ---------------
APPAREL MANUFACTURERS -- 1.3%
Impact 21 Co. Ltd.^                                                                  23,400  $       516,838
Sanyo Shokai Ltd.^                                                                  132,400          718,844
                                                                                             ---------------
                                                                                             $     1,235,682
                                                                                             ---------------
AUTOMOTIVE -- 4.9%
Autoliv, Inc.^                                                                       14,700  $       701,976
Bayerische Motoren Werke AG                                                          16,370          736,149
Compagnie Generale des Etablissements Michelin^                                      10,300          658,364
Nissan Motor Co. Ltd.^                                                               57,300          621,087
PSA Peugeot Citroen S.A.^                                                            10,900          689,481
Renault S.A.^                                                                         8,400          700,303
Toyota Industries Corp.                                                              14,200          353,705
                                                                                             ---------------
                                                                                             $     4,461,065
                                                                                             ---------------
BANKS & CREDIT COMPANIES -- 14.3%
Acom Co. Ltd.                                                                         5,960  $       444,789
Anglo Irish Bank Corp. PLC                                                           16,218          391,677
Chiba Bank Ltd.                                                                      39,000          259,937
Close Brothers Group PLC                                                             29,180          410,780
Credit Agricole S.A.^                                                                35,063        1,054,341
DEPFA Bank PLC                                                                       22,100          369,690
DNB Holding A.S.A.^                                                                  47,360          465,004
Erste Bank der oesterreichischen Sparkassen AG                                        7,160          381,140
Fortis, Inc.^*                                                                       23,040          635,700
Grupo Financiero Inbursa S.A. de C.V.                                               221,800          408,102
Hana Bank                                                                            12,400          309,042
Irish Life & Permanent PLC                                                           39,460          737,590
JACCS Co. Ltd.                                                                       72,000          431,545
Kookmin Bank                                                                          9,650          377,536
Krung Thai Bank PLC                                                               1,523,900          352,809
Krungthai Card PLC                                                                  491,000          301,870
LIC Housing Finance Ltd.                                                             93,700          447,919
Mitsubishi Tokyo Financial Group, Inc.                                                   39          394,649
Nordea Bank AB^                                                                     111,600        1,122,838
Promise Co. Ltd.                                                                      6,250          445,147
Royal Bank of Scotland Group PLC                                                     51,971        1,745,126
Takefuji Corp.                                                                       24,240        1,634,475
                                                                                             ---------------
                                                                                             $    13,121,706
                                                                                             ---------------
BROADCAST & CABLE TV -- 2.2%
Findexa Ltd.^                                                                        87,600  $       339,722
Pages Jaunes*                                                                        39,900          964,695
Tokyo Broadcasting System, Inc.                                                      46,700          759,287
                                                                                             ---------------
                                                                                             $     2,063,704
                                                                                             ---------------
BROKERAGE & ASSET MANAGERS -- 0.6%
ICAP PLC                                                                             83,900  $       436,982
ING Canada, Inc.##                                                                    3,310           80,837
                                                                                             ---------------
                                                                                             $       517,819
                                                                                             ---------------
BUSINESS SERVICES -- 0.6%
PHS Group PLC                                                                       323,400  $       508,260
                                                                                             ---------------
CHEMICALS -- 1.8%
Syngenta AG                                                                          15,537  $     1,644,574
                                                                                             ---------------
CONSTRUCTION -- 3.0%
Corporacion GEO S.A. de C.V.*                                                       164,400  $       328,888
Italcementi S.p.A.^                                                                  84,900          969,425
Italcementi S.p.A. - Ordinary                                                        28,600          459,053

ISSUER                                                                           SHARES           VALUE
STOCKS -- continued

CONSTRUCTION -- continued
Sekisui Chemical Co. Ltd.                                                           134,000  $       976,560
                                                                                             ---------------
                                                                                             $     2,733,926
                                                                                             ---------------
CONSUMER GOODS & SERVICES -- 0.6%
Reckitt Benckiser PLC                                                                18,188  $       548,683
                                                                                             ---------------
ELECTRICAL EQUIPMENT -- 1.5%
Bodycote International PLC                                                          112,400  $       352,221
Samsung SDI Co. Ltd.                                                                  3,950          431,173
Schneider Electric S.A.                                                               5,616          389,472
Vestas Wind Systems^                                                                 17,200          212,991
                                                                                             ---------------
                                                                                             $     1,385,857
                                                                                             ---------------
ELECTRONICS -- 2.4%
Brother Industries Ltd.                                                              35,000  $       296,619
CANON, Inc.^                                                                         12,000          645,682
Samsung Electronics Co. Ltd.                                                          1,830          796,382
Seiko Epson Corp.                                                                    10,400          461,435
                                                                                             ---------------
                                                                                             $     2,200,118
                                                                                             ---------------
ENERGY - INDEPENDENT -- 2.5%
CNOOC Ltd.                                                                        1,453,500  $       780,698
EnCana Corp.                                                                         17,790        1,013,903
Santos Ltd.                                                                          81,414          539,506
                                                                                             ---------------
                                                                                             $     2,334,107
                                                                                             ---------------
ENERGY -- INTEGRATED - 8.0%
BP PLC, ADR                                                                          31,436  $     1,835,862
China Petroleum & Chemical Corp.                                                  1,118,000          456,664
MOL Magyar Olaj-es Gazipari Rt., GDR                                                  6,300          453,600
Repsol YPF S.A.^                                                                     28,100          729,257
Statoil A.S.A.                                                                       79,300        1,237,953
TOTAL S.A., ADR                                                                      23,820        2,616,389
                                                                                             ---------------
                                                                                             $     7,329,725
                                                                                             ---------------
FOOD & DRUG STORES -- 1.3%
Lawson, Inc.                                                                         16,200  $       595,826
William Morrison Supermarkets PLC                                                   153,700          609,784
                                                                                             ---------------
                                                                                             $     1,205,610
                                                                                             ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 3.5%
CoolBrands International, Inc.*                                                      53,900  $       409,589
Greencore Group PLC                                                                  91,771          375,397
Groupe Danone                                                                         1,900          174,873
Nestle S.A.                                                                           6,540        1,704,841
Unilever PLC                                                                         56,630          555,167
                                                                                             ---------------
                                                                                             $     3,219,867
                                                                                             ---------------
FOREST & PAPER PRODUCTS -- 0.3%
Aracruz Celulose S.A., ADR                                                            7,100  $       267,670
                                                                                             ---------------
FURNITURE & APPLIANCES -- 0.3%
Merloni Elettrodomestici S.p.A.^                                                     16,100  $       276,518
                                                                                             ---------------
GAMING & LODGING -- 0.7%
Star Cruises Ltd.*                                                                1,098,000  $       252,540
William Hill Organization Ltd.                                                       37,100          401,037
                                                                                             ---------------
                                                                                             $       653,577
                                                                                             ---------------
INSURANCE -- 4.4%
Aviva PLC                                                                            53,390  $       642,616
Benfield Group PLC                                                                  121,320          685,940
Hiscox PLC                                                                          171,250          546,483
Jardine Lloyd Thompson Group PLC                                                    113,300          807,801
Legal & General Group PLC                                                           190,000          400,570
Riunione Adriatica di Sicurta S.p.A.                                                 27,300          615,311
St. James's Place Capital PLC                                                        89,900          365,281
                                                                                             ---------------
                                                                                             $     4,064,002
                                                                                             ---------------
LEISURE & TOYS -- 1.9%
Heiwa Corp.^                                                                         35,000  $       583,021
Nintendo Co. Ltd.                                                                     6,500          813,963
Tamron Co. Ltd.^                                                                     13,000          375,043
                                                                                             ---------------
                                                                                             $     1,772,027
                                                                                             ---------------
MACHINERY & TOOLS -- 2.2%
Alfa Laval AB                                                                        10,300  $       166,274
Assa Abloy AB^                                                                       41,100          700,512
Hyundai Mobis                                                                         7,400          468,219
Neopost S.A.^                                                                         3,900          302,162
Sandvik AB                                                                            9,400          378,304
                                                                                             ---------------
                                                                                             $     2,015,471
                                                                                             ---------------
METALS & MINING -- 0.9%
Anglo American PLC                                                                   35,600  $       840,606
                                                                                             ---------------
NATURAL GAS - DISTRIBUTION -- 1.4%
Tokyo Gas Co. Ltd.^                                                                 324,000  $     1,324,057
                                                                                             ---------------
OIL SERVICES -- 1.1%
Compagnie Generale de
  Geophysique S.A.^*                                                                  6,100  $       419,319
Fugro N.V.                                                                            4,103          341,231
Tenaris S.A.                                                                          6,000          293,400
                                                                                             ---------------
                                                                                             $     1,053,950
                                                                                             ---------------
PHARMACEUTICALS -- 5.4%
AstraZeneca PLC                                                                      23,330  $       844,653
Chugai Pharmaceutical Co. Ltd.^                                                      45,300          746,662
Roche Holdings AG                                                                     8,600          986,410
Sanofi-Aventis^                                                                      10,325          822,330
Schering AG                                                                           8,940          666,129
Tanabe Seiyaku Co. Ltd.                                                              82,000          842,540
                                                                                             ---------------
                                                                                             $     4,908,724
                                                                                             ---------------
PRINTING & PUBLISHING -- 1.9%
Reed Elsevier PLC                                                                    49,330  $       454,293
Yell Group PLC                                                                      150,030        1,265,210
                                                                                             ---------------
                                                                                             $     1,719,503
                                                                                             ---------------
SPECIALTY CHEMICALS -- 0.3%
British Vita PLC                                                                     58,800  $       304,280
                                                                                             ---------------
SPECIALTY STORES -- 2.9%
EDION Corp.^                                                                         49,600  $       568,512
Grupo Elektra S.A. de C.V.                                                           45,100          418,754
Lindex AB                                                                            11,500          459,364
Matalan PLC                                                                         202,600          860,092
NEXT PLC                                                                             10,300          325,726
                                                                                             ---------------
                                                                                             $     2,632,448
                                                                                             ---------------
TELECOMMUNICATIONS - WIRELESS -- 5.0%
KDDI Corp.                                                                              216  $     1,160,126
mm02 PLC*                                                                           288,000          677,557
MobilCom AG                                                                          26,700          603,958
MobileOne Ltd.                                                                      381,300          425,016
Vodafone Group PLC                                                                  640,853        1,734,917
                                                                                             ---------------
                                                                                             $     4,601,574
                                                                                             ---------------
TELEPHONE SERVICES -- 6.6%
Brasil Telecom Participacoes S.A., ADR                                               13,600  $       518,840
Deutsche Telekom AG^                                                                 62,200        1,402,760
Hanaro Telecom, Inc.*                                                                92,100          286,033
KT Freetel Co. Ltd.                                                                  19,100          455,728
Royal KPN N.V.                                                                      134,850        1,276,753
Telecom Corp. of New Zealand Ltd.                                                   153,788          679,318
Telefonica S.A.                                                                      63,431        1,190,813
ZTE Corp.*                                                                           83,000          268,551
                                                                                             ---------------
                                                                                             $     6,078,796
                                                                                             ---------------
TOBACCO -- 3.3%
Altadis S.A.                                                                         14,080  $       642,705
British American Tobacco PLC                                                         57,300          985,646
Imperial Tobacco Group PLC                                                           25,120          687,029
Swedish Match AB^                                                                    57,700          667,182
                                                                                             ---------------
                                                                                             $     2,982,562
                                                                                             ---------------

ISSUER                                                                           SHARES           VALUE
STOCKS -- continued

TRUCKING -- 0.9%
Singapore Post Ltd.                                                               1,501,400  $       818,377
                                                                                             ---------------
UTILITIES - ELECTRIC POWER -- 6.1%
Fortum Corp.                                                                         69,000  $     1,272,932
Iberdrola S.A.^                                                                      24,400          618,031
Kelda Group PLC                                                                      47,000          569,758
Severn Trent PLC                                                                     29,300          543,032
Suez S.A.^                                                                           41,900        1,113,504
Tohoku Electric Power Co., Inc.                                                      59,100        1,058,078
United Utilities PLC, "A"                                                            46,000          394,532
                                                                                             ---------------
                                                                                             $     5,569,867
                                                                                             ---------------
  Total Stocks (Identified Cost, $68,513,841)                                                $    89,711,208
                                                                                             ---------------

                                                                              PAR AMOUNT
SHORT-TERM OBLIGATION -- 2.0%

UBS Finance, Inc., 2.23%, due 1/03/05,
  at Amortized Cost@@                                                       $     1,780,000  $     1,779,779
                                                                                             ---------------

                                                                                SHARES
COLLATERAL FOR SECURITIES LOANED -- 19.8%

Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                                                    18,200,867  $    18,200,867
    Total Investments~
      (Identified Cost, $88,494,487)                                                         $   109,691,854
                                                                                             ---------------
OTHER ASSETS, LESS LIABILITIES -- (19.5)%                                                        (17,891,134)
                                                                                             ---------------
    Net Assets -- 100.0%                                                                     $    91,800,720
                                                                                             ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
MONEY MARKET SERIES

ISSUER                                                                        PAR AMOUNT          VALUE
COMMERCIAL PAPER@@ -- 93.5%

AIG Funding, Inc., 2.265%, due 2/23/05                                      $    10,231,000  $    10,196,881
Alpine Securitization Corp.,
  2.36%, due 2/09/05                                                             12,900,000       12,867,019
Blue Ridge Asset Funding,
  2.03%, due 1/07/05                                                             11,000,000       10,996,278
CAFCOLLC, 2.12%, due 2/02/05                                                     17,184,000       17,151,618
Ciesco LLC, 2.04%, due 1/07/05 - 1/10/05                                         17,072,000       17,065,042
Citibank Credit Card Issuance Trust,
  2.35%, due 1/20/05                                                                600,000          599,256
Citibank Credit Card Issuance Trust,
  2.09%, due 1/26/05                                                             14,339,000       14,318,189
Citicorp, 2.06%, due 1/24/05                                                     17,112,000       17,089,479
COFCOCapital Corp., 2.2%, due 1/11/05                                             2,383,000        2,381,544
Delaware Funding Co.LLC,
  2.35%, due 1/24/05                                                             13,110,000       13,090,317
Dexia Delaware LLC, 2.34%, due 3/02/05                                           15,293,000       15,233,357
Edison Asset Securitization LLC,
  2.27%, due 2/22/05                                                              1,711,000        1,705,390
FCAR Owner Trust,
  2.03%, due 1/04/05                                                             11,100,000       11,098,122
Falcon Asset Securitization Corp.,
  2.26%, due 1/27/05                                                             15,256,000       15,231,099
General Electric Capital Corp.,
  2.19%, due 2/08/05                                                              2,100,000        2,095,146
General Electric Capital Corp.,
  2.27%, due 2/17/05                                                             13,405,000       13,365,273
Goldman Sachs Group, Inc.,
  2.32%, due 2/22/05                                                              2,000,000        1,993,298
Govco, Inc., 2.15%, due 1/13/05                                                  10,100,000       10,092,762
Govco, Inc., 2.27%, due 2/18/05                                                   4,000,000        3,987,893
HBOS Treasury Services PLC,
  2.335%, due 2/09/05                                                            15,124,000       15,085,743
ING America Insurance Holdings, Inc.,
  2.47%, due 4/14/05                                                              9,900,000        9,830,037
Jupiter Securitization Corp.,
  2.43%, due 3/15/05                                                              9,749,000        9,700,962
Kitty Hawk Funding Corp.,
  2.24%, due 2/15/05                                                             14,211,000       14,171,209
MetLife, Inc., 2.2%, due 2/08/05                                                  6,185,000        6,170,637
Morgan Stanley, Inc., 2.34%, due 1/28/05                                         15,066,000       15,039,559
New Center Asset Trust,
  2.25%, due 1/03/05                                                              8,810,000        8,808,899
Old Line Funding LLC,
  2.17%, due 1/07/05                                                             10,500,000       10,496,203
Old Line Funding LLC,
  2.34%, due 1/21/05                                                              3,914,000        3,908,912
Ranger Funding Co. LLC,
  2.335%, due 1/18/05                                                            15,057,000       15,040,398
SBC Communications, Inc.,
  2.06%, due 1/18/05                                                             17,082,000       17,065,383
Sheffield Receivables Corp.,
  2.17%, due 1/06/05                                                             10,000,000        9,996,986
Sheffield Receivables Corp.,
  2.18%, due 1/20/05                                                              5,700,000        5,693,442
Thunder Bay Funding, LLC,
  2.08%, due 1/18/05                                                              4,123,000        4,118,950
Thunder Bay Funding, LLC,
  2.36%, due 2/07/05                                                             10,790,000       10,763,828
                                                                                             ---------------
    Total Commercial Paper,
      at Amortized Cost and Value                                                            $   346,449,111
                                                                                             ---------------

ISSUER                                                                        PAR AMOUNT          VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS@@ -- 6.3%
Fannie Mae, 1.97%, due 1/05/05                                              $     4,300,000  $     4,299,059
Fannie Mae, 2.465%, due 4/20/05                                                  14,000,000       13,895,511
Freddie Mac, 1.96%, due 1/11/05                                                   5,020,000        5,017,267
                                                                                             ---------------
    Total U.S. Government Agency Obligations,
      at Amortized Cost and Value                                                            $    23,211,837
                                                                                             ---------------
    Total Investments, at Amortized Cost and Value                                           $   369,660,948
                                                                                             ---------------

OTHER ASSETS, LESS LIABILITIES -- 0.2%                                                               718,615
                                                                                             ---------------
    Net Assets -- 100.0%                                                                     $   370,379,563
                                                                                             ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENT -- December 31, 2004

STRATEGIC INCOME SERIES

ISSUER                                                                        PAR AMOUNT          VALUE
BONDS -- 94.2%

ADVERTISING & BROADCASTING -- 2.8%
Allbritton Communications Co.,
  7.75%, 2012                                                               $       300,000  $       310,500
Echostar DBS Corp., 6.375%, 2011                                                    215,000          219,838
Emmis Operating Co., 6.875%, 2012                                                   110,000          115,088
Granite Broadcasting Corp., 9.75%, 2010                                             440,000          420,200
Lamar Media Corp., 7.25%, 2013                                                      200,000          216,000
News America Holdings, 8.5%, 2025                                                   125,000          159,076
Paxson Communications Corp.,
  0% to 2006, 12.25% to 2009                                                        360,000          336,600
Spanish Broadcasting System, Inc.,
  9.625%, 2009                                                                      375,000          393,750
Young Broadcasting, Inc., 8.5%, 2008                                                295,000          315,650
                                                                                             ---------------
                                                                                             $     2,486,702
                                                                                             ---------------
AEROSPACE -- 0.6%
Hexcel Corp., 9.875%, 2008                                                  $       200,000  $       222,000
Hexcel Corp., 9.75%, 2009                                                           130,000          135,200
K&F Acquisition, Inc., 7.75%, 2014##                                                 15,000           15,488
TransDigm Holding Co., 8.375%, 2011                                                 150,000          160,875
                                                                                             ---------------
                                                                                             $       533,563
                                                                                             ---------------
AIRLINES -- 0.2%
Continental Airlines, Inc., 7.568%, 2006                                    $        90,000  $        73,860
Continental Airlines, Inc., 7.566%, 2020                                            178,842          151,016
                                                                                             ---------------
                                                                                             $       224,876
                                                                                             ---------------
ASSET BACKED & SECURITIZED -- 8.1%
ARCap REIT, Inc., 6.0996%, 2045##                                           $       200,000  $       166,941
Anthracite CDO Ltd., 6%, 2017##                                                     200,000          169,900
Asset Securitization Corp.,
  8.005%, 2029                                                                      215,000          225,706
Chase Commercial Mortgage Securities
  Corp., 6.6%, 2012                                                                 360,000          375,652
Commercial Mortgage Acceptance Corp.,
  5.44%, 2013##                                                                     630,000          636,697
Credit Suisse First Boston Mortgage,
  6.38%, 2035                                                                       360,000          396,119
Credit Suisse First Boston Mortgage,
  6.78%, 2040                                                                       650,000          712,112
Crest Ltd., 7.0%, 2040##                                                            270,000          261,969
DLJ Commercial Mortgage Corp.,
  0.9064%, 2005^^                                                                14,500,000           29,015
DLJ Commercial Mortgage Corp.,
  6.04%, 2031                                                                       265,000          266,090
DLJ Commercial Mortgage Corp.,
  7.6131%, 2032                                                                     565,000          640,856
Deutsche Mortgage & Asset Receiving
  Corp., 7.5%, 2031                                                                 250,000          212,854
Falcon Auto Dealership LLC,
  3.83%, 2023^^                                                                     939,999          167,937
Falcon Franchise Loan LLC,
  3.0601%, 2023^^##                                                                 885,225          114,187
First Union-Lehman Brothers Bank of
  America, 0.5393%, 2028^^                                                        9,812,468          210,355
First Union-Lehman Brothers Commercial
  Mortgage Trust, 7%, 2029##                                                        150,000          167,944
GMAC Commercial Mortgage Securities,
  Inc., 6.02%, 2033                                                                 350,000          335,167
Morgan Stanley Capital I, Inc.,
  7.18%, 2009                                                                       180,000          195,836
Morgan Stanley Capital I, Inc.,
  6.86%, 2010                                                                       250,000          263,186
Morgan Stanley Capital I, Inc.,
  1.5899%, 2014^^##                                                               2,662,489          209,115
Mortgage Capital Funding, Inc.,
  7.214%, 2007                                                                      250,000          263,353
Nationslink Funding Corp., 5%, 2009                                                 740,000          749,852

ISSUER                                                                        PAR AMOUNT          VALUE
BONDS -- continued

ASSET BACKED & SECURITIZED -- continued
Prudential Securities Secured Financing
  Corp., 7.3317%, 2013                                                      $       411,000  $       452,356
Residential Accredit Loans, Inc.,
  7.75%, 2027                                                                       117,130          116,892
                                                                                             ---------------
                                                                                             $     7,340,091
                                                                                             ---------------
AUTOMOTIVE -- 1.2%
Affinia Group, Inc., 9%, 2014##                                             $        25,000  $        26,062
Ford Motor Co., 7.45%, 2031                                                         271,000          272,555
General Motors Corp., 8.375%, 2033                                                  352,000          364,701
TRW Automotive, Inc., 9.375%, 2013                                                   76,000           88,160
TRW Automotive, Inc., 11%, 2013                                                      52,000           62,660
Tenneco Automotive, Inc., 10.25%, 2013                                              255,000          300,900
                                                                                             ---------------
                                                                                             $     1,115,038
                                                                                             ---------------
BANKS & CREDIT COMPANIES -- 3.0%
BBVA Bancomer Capital Trust I,
  10.5%, 2011##                                                             $        25,000  $        26,875
Banco Mercantil del Norte S.A.,
  5.875%, 2014##                                                                    568,000          583,620
Kazkommerts International B.V.,
  10.125%, 2007##                                                                   321,000          346,680
Kazkommerts International B.V.,
  8.5%, 2013##                                                                       37,000           38,665
Mizuho Financial Group, Inc.,
  4.75%, 2014##                                                             EUR     236,000          334,613
RBS Capital Trust II, 6.425% to 2034,
  4.507% to 2049                                                            $       128,000          135,176
Turanalem Finance B.V., 8%, 2014##                                                  290,000          284,200
UFJ Finance Aruba AEC, 6.75%, 2013                                                  120,000          133,725
UniCredito Italiano Capital Trust II,
  9.2% to 2010, 5.914% to 2049##                                                    440,000          540,515
Woori Bank, 5.75%, 2014##                                                           287,000          300,577
                                                                                             ---------------
                                                                                             $     2,724,646
                                                                                             ---------------
BROADCAST & CABLE TV -- 2.5%
CSC Holdings, Inc., 8.125%, 2009                                            $       398,000  $       435,312
Charter Communications, Inc.,
  8.625%, 2009                                                                      405,000          351,338
Charter Communications, Inc.,
  8.375%, 2014##                                                                    275,000          290,125
Continental Cablevision, Inc., 9.5%, 2013                                           322,000          348,607
Mediacom Broadband LLC, 9.5%, 2013                                                  100,000          100,375
Mediacom Broadband LLC, 11%, 2013                                                   105,000          112,875
Rogers Cable, Inc., 5.5%, 2014                                                      297,000          279,923
TCI Communications, Inc., 9.8%, 2012                                                245,000          315,803
                                                                                             ---------------
                                                                                             $     2,234,358
                                                                                             ---------------
BUILDING -- 0.5%
American Standard Cos., Inc.,
  7.625%, 2010                                                              $       225,000  $       257,237
Building Materials Corp. of America,
  7.75%, 2014##                                                                     130,000          131,137
Jacuzzi Brands, Inc., 9.625%, 2010                                                   75,000           83,250
                                                                                             ---------------
                                                                                             $       471,624
                                                                                             ---------------
BUSINESS SERVICES -- 1.2%
Iron Mountain, Inc., 8.625%, 2013                                           $       330,000  $       350,625
Iron Mountain, Inc., 7.75%, 2015                                                    150,000          152,250
Lucent Technologies, Inc., 5.5%, 2008                                               280,000          287,700
Xerox Corp., 7.625%, 2013                                                           235,000          257,913
                                                                                             ---------------
                                                                                             $     1,048,488
                                                                                             ---------------
CHEMICALS -- 2.4%
Acetex Corp., 10.875%, 2009                                                 $       250,000  $       271,875
BCP Caylux Holdings Luxembourg S.A.,
  9.625%, 2014##                                                                    165,000          186,037
Equistar Chemicals LP, 10.625%, 2011                                                190,000          220,400
Huntsman International LLC,
  10.125%, 2009                                                                     118,000          124,195
IMC Global, Inc., 10.875%, 2013                                             $       260,000  $       325,000
Kronos International, Inc., 8.875%, 2009                                    EUR      15,000           21,892
Lyondell Chemical Co., 9.625%, 2007                                         $       200,000          220,000
Lyondell Chemical Co., 11.125%, 2012                                                140,000          166,250
Nalco Co., 7.75%, 2011                                                              105,000          113,400
Nova Chemicals Corp., 6.5%, 2012                                                    235,000          249,100
Rhodia S.A., 8.875%, 2011                                                           290,000          292,175
                                                                                             ---------------
                                                                                             $     2,190,324
                                                                                             ---------------
CONGLOMERATES -- 0.5%
Invensys PLC, 9.875%, 2011##                                                $       135,000  $       149,344
Tyco International Group S.A.,
  6.75%, 2011                                                                       259,000          290,284
                                                                                             ---------------
                                                                                             $       439,628
                                                                                             ---------------
CONSTRUCTION -- 0.2%
D.R. Horton, Inc., 8%, 2009                                                 $       185,000  $       206,969
                                                                                             ---------------
CONSUMER CYCLICAL -- 0.4%
GEO Group, Inc., 8.25%, 2013                                                $       165,000  $       176,550
KinderCare Learning Centers, Inc.,
  9.5%, 2009                                                                        192,000          192,720
                                                                                             ---------------
                                                                                             $       369,270
                                                                                             ---------------
CONSUMER GOODS & SERVICES -- 0.3%
Remington Arms Co., Inc., 10.5%, 2011                                       $       250,000  $       241,250
                                                                                             ---------------
CONTAINERS -- 1.4%
Crown European Holdings S.A.,
  9.5%, 2011                                                                $       275,000  $       313,500
Crown European Holdings S.A.,
  10.875%, 2013                                                                     200,000          236,500
Owens-Brockway Glass Container, Inc.,
  8.875%, 2009                                                                      160,000          173,800
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013                                                                       290,000          319,000
Pliant Corp., 13%, 2010                                                             205,000          199,000
                                                                                             ---------------
                                                                                             $     1,241,800
                                                                                             ---------------
DEFENSE ELECTRONICS -- 0.4%
L-3 Communications Holdings, Inc.,
  6.125%, 2014                                                              $       385,000  $       396,550
                                                                                             ---------------
ELECTRONICS -- 0.2%
Flextronics International Ltd., 6.5%, 2013                                  $       160,000  $       164,000
                                                                                             ---------------
EMERGING MARKET QUASI-SOVEREIGN -- 2.3%
Gazprom OAO, 9.625%, 2013                                                   $       130,000  $       153,725
Gazprom OAO, 8.625%, 2034##                                                         221,000          258,570
Pemex Project Funding Master Trust,
  8.625%, 2022                                                                      417,000          485,180
Petroleos Mexicanos, 9.5%, 2027                                                     516,000          647,580
Petroliam Nasional Berhad, 7.75%, 2015                                              190,000          229,760
Petronas Capital Ltd., 7.875%, 2022##                                               236,000          293,078
                                                                                             ---------------
                                                                                             $     2,067,893
                                                                                             ---------------
EMERGING MARKET SOVEREIGN -- 8.6%
Federal Republic of Brazil, 8%, 2014                                        $     1,836,086  $     1,877,398
Federal Republic of Brazil, 8.875%, 2019                                            805,000          849,275
Federal Republic of Brazil,
  3.0625%, 2024                                                                     216,000          199,800
Republic of Colombia, 11.75%, 2020                                                  239,000          307,115
Republic of Panama, 9.375%,
  2023 - 2029                                                                       604,000          704,560
Republic of Panama, 8.875%, 2027                                                    184,000          202,400
Republic of Peru, 9.875%, 2015                                                      263,000          322,175
Republic of South Africa, 8.5%, 2017                                                513,000          643,815
Russian Federation, 3%, 2008 - 2011                                                 736,000          660,192
Russian Federation, 11%, 2018                                                       653,000          913,025
State of Qatar, 9.75%, 2030                                                         394,000          572,722
United Mexican States, 8%, 2022                                                     141,000          162,644
United Mexican States, 7.5%, 2033                                                   366,000          395,280
                                                                                             ---------------
                                                                                             $     7,810,401
                                                                                             ---------------

ISSUER                                                                        PAR AMOUNT          VALUE
BONDS -- continued

ENERGY - INDEPENDENT -- 1.0%
Chesapeake Energy Corp.,
  8.125%, 2011                                                              $       215,000  $       232,738
Chesapeake Energy Corp., 7.5%, 2014                                                 240,000          262,200
Chesapeake Energy Corp.,
  6.375%, 2015##                                                                     45,000           46,238
Kerr-McGee Corp., 6.95%, 2024                                                       321,000          354,973
                                                                                             ---------------
                                                                                             $       896,149
                                                                                             ---------------
ENERGY - INTEGRATED -- 0.5%
Amerada Hess Corp., 7.3%, 2031                                              $       205,000  $       228,698
Siberian Oil Co., 10.75%, 2009                                                       70,000           74,550
Tyumen Oil Co., 11%, 2007                                                           137,000          155,838
                                                                                             ---------------
                                                                                             $       459,086
                                                                                             ---------------
ENTERTAINMENT -- 1.1%
AMC Entertainment, Inc., 9.5%, 2011                                         $       223,000  $       230,526
Liberty Media Corp., 5.7%, 2013                                                     180,000          178,606
Loews Cineplex Entertainment Corp.,
  9%, 2014##                                                                        140,000          151,550
Six Flags, Inc., 9.75%, 2013                                                        235,000          238,525
Turner Broadcasting System, Inc.,
  8.375%, 2013                                                                      185,000          227,948
                                                                                             ---------------
                                                                                             $     1,027,155
                                                                                             ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.0%
Burns, Philp & Co. Ltd., 9.75%, 2012                                        $       405,000  $       445,500
Michael Foods, Inc., 8%, 2013                                                       195,000          205,725
Seminis Vegetable Seeds, Inc.,
  10.25%, 2013                                                                       55,000           61,875
Tyson Foods, Inc., 8.25%, 2011                                                      180,000          213,741
                                                                                             ---------------
                                                                                             $       926,841
                                                                                             ---------------
FOREST & PAPER PRODUCTS -- 1.6%
Buckeye Technologies, Inc., 8.5%, 2013                                      $       255,000  $       276,675
Georgia Pacific Corp., 9.375%, 2013                                                 415,000          483,475
Graphic Packaging International, Inc.,
  8.5%, 2011                                                                        190,000          207,575
MDP Acquisitions PLC, 9.625%, 2012                                                  195,000          217,425
Stone Container Corp., 7.375%, 2014                                                 220,000          234,300
                                                                                             ---------------
                                                                                             $     1,419,450
                                                                                             ---------------
GAMING & LODGING -- 1.8%
Host Marriott LP, 7.125%, 2013                                              $       220,000  $       235,125
MGM Mirage, Inc., 8.375%, 2011                                                      400,000          451,000
Pinnacle Entertainment, Inc.,
  8.75%, 2013                                                                       150,000          162,375
Royal Caribbean Cruises Ltd., 8%, 2010                                              230,000          259,900
Scientific Games Corp., 6.25%, 2012##                                               185,000          188,238
Starwood Hotels & Resorts Worldwide,
  Inc., 7.875%, 2012                                                                250,000          285,625
                                                                                             ---------------
                                                                                             $     1,582,263
                                                                                             ---------------
INDUSTRIAL -- 1.1%
Amsted Industries, Inc., 10.25%, 2011##                                     $       280,000  $       316,400
JohnsonDiversey Holding, Inc., "B",
  9.625%, 2012                                                                      200,000          223,500
JohnsonDiversey Holding, Inc.,
  0% to 2007, 10.67% to 2013                                                        225,000          194,625
Williams Scotsman, Inc., 9.875%, 2007                                               225,000          225,000
Williams Scotsman, Inc., 10%, 2008                                                   30,000           33,300
                                                                                             ---------------
                                                                                             $       992,825
                                                                                             ---------------
INSURANCE -- PROPERTY & CASUALTY - 0.3%
Allianz AG, 5.5%, 2049                                                      EUR     211,000  $       309,526
                                                                                             ---------------
INTERNATIONAL MARKET QUASI-SOVEREIGN -- 0.5%
Kreditanstalt fur Wiederaufbau,
  3.25%, 2008                                                               EUR     311,000  $       427,716
                                                                                             ---------------
INTERNATIONAL MARKET SOVEREIGN -- 16.7%
Canada Housing Trust, 4.65%, 2009                                           CAD      90,000  $        77,750
Federal Republic of Germany, 4%, 2007.                                      EUR     314,000          437,939
Federal Republic of Germany,
  3.5%, 2008                                                                $       995,000  $     1,377,870
Federal Republic of Germany,
  5.25%, 2010                                                                       741,000        1,109,315
Federal Republic of Germany,
  6.25%, 2030                                                                        95,000          167,598
Government of Australia, 8.75%, 2008                                        AUD     257,000          224,263
Government of Australia, 6.25%, 2015                                                182,000          152,397
Government of Canada, 5.5%, 2010                                            CAD     269,000          242,307
Government of Canada, 5.25%, 2012                                                    23,000           20,542
Government of Canada, 8%, 2023                                                       33,000           38,488
Government of New Zealand, 7%, 2009                                         NZD     204,000          152,119
Government of New Zealand,
  6.5%, 2013                                                                      1,326,000          983,973
Kingdom of Belgium, 3.75%, 2009                                             EUR     181,000          252,868
Kingdom of Belgium, 5%, 2012                                                        195,000          291,561
Kingdom of Denmark, 5%, 2013                                                DKK     318,000           63,842
Kingdom of Netherlands, 5.75%, 2007                                         EUR     504,000          727,007
Kingdom of Netherlands, 3.75%, 2009                                                 680,000          950,909
Kingdom of Spain, 6%, 2008                                                          342,000          507,348
Kingdom of Spain, 5.35%, 2011                                                       252,000          383,042
Republic of Austria, 5.5%, 2007                                                     420,000          611,002
Republic of Austria, 5%, 2012                                                       168,000          251,083
Republic of Austria, 4.65%, 2018                                                     53,000           77,118
Republic of Finland, 2.75%, 2006                                                    585,000          796,954
Republic of Finland, 3%, 2008                                                       521,000          709,878
Republic of France, 4.75%, 2007                                                     542,000          772,150
Republic of France, 4%, 2009                                                        408,000          576,792
Republic of Ireland, 4.25%, 2007                                                  1,066,000        1,504,546
Republic of Ireland, 4.6%, 2016                                                     112,000          163,541
United Kingdom Treasury, 7.25%, 2007                                        GBP     104,000          214,376
United Kingdom Treasury, 5.75%, 2009                                                214,000          432,629
United Kingdom Treasury, 5%, 2012                                                   399,000          787,054
                                                                                             ---------------
                                                                                             $    15,058,261
                                                                                             ---------------
MACHINERY & TOOLS -- 1.8%
AGCO Corp., 9.5%, 2008                                                      $       250,000  $       266,250
Case New Holland, Inc., 9.25%, 2011##                                               330,000          367,124
Manitowoc Co., Inc., 10.5%, 2012                                                    120,000          138,000
Terex Corp., 10.375%, 2011                                                          180,000          201,600
Terex Corp., 9.25%, 2011                                                            125,000          140,313
Terex Corp., 7.375%, 2014                                                           140,000          150,150
United Rentals, Inc., 6.5%, 2012                                                    390,000          380,250
                                                                                             ---------------
                                                                                             $     1,643,687
                                                                                             ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.4%
Baxter International, Inc., 9.5%, 2008                                      $       164,000  $       190,465
Fisher Scientific International, Inc.,
  8.125%, 2012                                                                      122,000          135,420
                                                                                             ---------------
                                                                                             $       325,885
                                                                                             ---------------
METALS & MINING -- 1.0%
Century Aluminum Co., 7.5%, 2014##                                          $        35,000  $        37,275
Foundation PA Coal Co., 7.25%, 2014##                                                30,000           31,950
International Steel Group, Inc.,
  6.5%, 2014                                                                        222,000          238,095
Peabody Energy Corp., 6.875%, 2013                                                  210,000          227,325
Phelps Dodge Corp., 8.75%, 2011                                                     181,000          220,689
U.S. Steel Corp., 9.75%, 2010                                                       130,000          148,200
                                                                                             ---------------
                                                                                             $       903,534
                                                                                             ---------------
MORTGAGE BACKED -- 5.2%
Fannie Mae, 5.5%, 2018 - 2034                                               $     3,192,993  $     3,276,610
Fannie Mae, 6.5%, 2032                                                              553,997          581,486
Fannie Mae, 5%, 2034                                                                871,501          866,389
                                                                                             ---------------
                                                                                             $     4,724,485
                                                                                             ---------------
NATURAL GAS - DISTRIBUTION -- 0.1%
AmeriGas Partners LP, 8.875%, 2011                                          $       120,000  $       130,800
                                                                                             ---------------

ISSUER                                                                        PAR AMOUNT          VALUE
BONDS -- continued

NATURAL GAS - PIPELINE -- 2.5%
ANR Pipeline Co., 8.875%, 2010                                              $        60,000  $        67,200
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                                                      448,000          532,488
El Paso Energy Corp., 7%, 2011                                                      140,000          141,575
El Paso Energy Corp., 7.75%, 2013                                                   265,000          277,588
Enterprise Products Partners LP,
  6.375%, 2013                                                                      200,000          214,365
Magellan Midstream Partners LP,
  5.65%, 2016                                                                        41,000           41,453
Southern Natural Gas Co., Inc.,
  8.875%, 2010                                                                      310,000          347,200
Williams Cos., Inc., 7.125%, 2011                                                   440,000          480,700
Williams Cos., Inc., 8.75%, 2032                                                    138,000          158,528
                                                                                             ---------------
                                                                                             $     2,261,097
                                                                                             ---------------
OIL SERVICES -- 0.6%
Hornbeck Offshore Services, Inc.,
  6.125%, 2014##                                                            $       220,000  $       221,100
Petroleum Geo-Services A.S.A.,
  10%, 2010                                                                         250,000          285,000
                                                                                             ---------------
                                                                                             $       506,100
                                                                                             ---------------
OILS -- 0.3%
Valero Energy Corp., 6.875%, 2012                                           $       205,000  $       232,520
                                                                                             ---------------
POLLUTION CONTROL -- 0.1%
Allied Waste North America, Inc.,
  7.875%, 2013                                                              $       130,000  $       133,250
                                                                                             ---------------
PRINTING & PUBLISHING -- 1.5%
Dex Media East LLC, 9.875%, 2009                                            $       200,000  $       227,750
Dex Media West LLC, 9.875%, 2013                                                    283,000          326,158
Lighthouse International Co. S.A.,
  8%, 2014##                                                                EUR     155,000          216,246
Mail-Well Corp., 9.625%, 2012                                               $       295,000          323,763
MediaNews Group, Inc., 6.875%, 2013                                                 265,000          271,625
                                                                                             ---------------
                                                                                             $     1,365,542
                                                                                             ---------------
RESTAURANTS -- 0.3%
YUM! Brands, Inc., 8.875%, 2011                                             $       230,000  $       284,169
                                                                                             ---------------
RETAILERS -- 1.3%
Couche-Tard, Inc., 7.5%, 2013                                               $       370,000  $       396,825
Limited Brands, Inc., 5.25%, 2014                                                   276,000          273,472
Rite Aid Corp., 9.5%, 2011                                                          260,000          285,350
Rite Aid Corp., 9.25%, 2013                                                         185,000          186,850
                                                                                             ---------------
                                                                                             $     1,142,497
                                                                                             ---------------
SUPERMARKETS -- 0.4%
Roundy's, Inc., 8.875%, 2012                                                $       300,000  $       327,750
                                                                                             ---------------
TELECOMMUNICATIONS - WIRELESS -- 2.8%
Alamosa Holdings, Inc., 11%, 2010                                           $       184,000  $       216,660
American Tower Corp., 7.125%, 2012##                                                165,000          168,712
American Tower Escrow Corp., 0%, 2008                                               300,000          224,250
Centennial Communications Corp.,
  10.125%, 2013                                                                     270,000          303,075
Crown Castle International Corp.,
  7.5%, 2013                                                                        270,000          290,250
Innova S. de R.L., 9.375%, 2013                                                     100,000          113,750
Mobile TeleSystems OJSC,
  8.375%, 2010##                                                                     58,000           59,160
Nextel Communications, Inc.,
  7.375%, 2015                                                                      270,000          297,000
Rogers Wireless, Inc., 7.5%, 2015##                                                  45,000           47,475
Rural Cellular Corp., 9.875%, 2010                                                  220,000          223,850
U.S. Unwired, Inc., 10%, 2012                                                       105,000          118,388
Ubiquitel Operating Co., 9.875%, 2011                                               110,000          123,475
Vimpel-Communications,
  10.45%, 2005##                                                                    200,000          201,000
Vimpel-Communications, 10%, 2009##                                                  136,000          142,800
                                                                                             ---------------
                                                                                             $     2,529,845
                                                                                             ---------------
TELECOMMUNICATIONS - WIRELINE -- 2.3%
Citizens Communications Co.,
  9.25%, 2011                                                               $       287,000  $       335,790
Deutsche Telekom International
Finance B.V., 8.75%, 2030                                                           264,000          348,601
Eircom Funding PLC, 13.5%, 2013                                                     165,000          182,325
Qwest Services Corp., 14%, 2010##                                                   260,000          312,650
Telecom Italia Capital, 5.25%, 2013                                                 217,000          219,329
Telecom Italia S.p.A., 5.625%, 2007                                         EUR     235,000          335,490
Time Warner Telecom Holdings, Inc.,
  9.25%, 2014                                                               $       130,000          132,600
Verizon New York, Inc., 7.375%, 2032                                                203,000          232,853
                                                                                             ---------------
                                                                                             $     2,099,638
                                                                                             ---------------
TOBACCO -- 0.3%
R.J. Reynolds Tobacco Holdings, Inc.,
  7.25%, 2012                                                               $       221,000  $       227,078
                                                                                             ---------------
U.S. GOVERNMENT AGENCIES -- 1.6%
Fannie Mae, 2.5%, 2006                                                      $       267,000  $       264,643
Small Business Administration,
  4.34%, 2024                                                                       249,476          243,276
Small Business Administration,
  4.77%, 2024                                                                       330,726          331,153
Small Business Administration,
  5.18%, 2024                                                                       617,906          632,118
                                                                                             ---------------
                                                                                             $     1,471,190
                                                                                             ---------------
U.S. TREASURY OBLIGATIONS -- 4.0%
U.S. Treasury Notes, 5.75%, 2005###                                         $       367,000  $       376,404
U.S. Treasury Notes, 3.625%, 2008                                                   203,208          221,346
U.S. Treasury Notes, 3.25%, 2008                                                  1,700,000        1,692,098
U.S. Treasury Notes, 3%, 2012                                                       208,066          232,180
U.S. Treasury Notes, 2%, 2014                                                     1,087,511        1,122,006
                                                                                             ---------------
                                                                                             $     3,644,034
                                                                                             ---------------
UTILITIES - ELECTRIC POWER -- 5.3%
AES Corp., 9%, 2015##                                                       $       360,000  $       412,200
Allegheny Energy Supply Co. LLC,
  8.25%, 2012##                                                                     350,000          391,125
Beaver Valley Funding Corp., 9%, 2017                                               424,000          501,460
CMS Energy Corp., 8.5%, 2011                                                        300,000          340,875
Calpine Corp., 8.5%, 2008##                                                         220,000          180,400
Calpine Corp., 8.75%, 2013                                                          170,000          140,250
DPL, Inc., 6.875%, 2011                                                             113,000          123,411
Duke Capital Corp., 8%, 2019                                                        164,000          200,136
Dynegy Holdings, Inc., 9.875%, 2010##                                               190,000          212,325
Empresa Nacional de Electricidad S.A.,
  8.35%, 2013                                                                       167,000          193,513
Enersis S.A., 7.375%, 2014                                                          210,000          228,874
MSW Energy Holdings LLC,
  7.375%, 2010                                                                      165,000          173,250
Midland Funding II, 13.25%, 2006                                                     75,000           82,732
NRG Energy, Inc., 8%, 2013##                                                        325,000          354,250
NorthWestern Corp., 5.875%, 2014##                                                  105,000          107,412
PSEG Energy Holdings LLC,
  7.75%, 2007                                                                        82,000           86,715
Reliant Energy, Inc., 8.125%, 2005                                                   87,000           89,291
Reliant Resources, Inc., 9.25%, 2010                                                180,000          200,700
TXU Corp., 6.375%, 2006                                                             460,000          477,574
TXU Corp., 6.5%, 2024##                                                             132,000          132,220
Texas Genco LLC, 6.875%, 2014##                                                     160,000          165,400
                                                                                             ---------------
                                                                                             $     4,794,113
                                                                                             ---------------
    Total Bonds
      (Identified Cost, $79,569,622)                                                         $    85,153,957
                                                                                             ---------------

ISSUER                                                                          SHARES            VALUE
CONVERTIBLE PREFERRED STOCK -- 0.2%

AUTOMOTIVE -- 0.2%
Ford Motor Co. Capital Trust II
  (Identified Cost, $175,786)                                                         3,353  $       177,005
                                                                                             ---------------
PREFERRED STOCK --
REAL ESTATE --
HRPT Properties Trust
  (Identified Cost, $17,094)                                                            625  $        17,263
                                                                                             ---------------

                                                                              PAR AMOUNT
CONVERTIBLE BOND -- 0.1%

TELECOMMUNICATIONS - WIRELESS -- 0.1%
Nextel Communications, Inc., 5.25%, 2010
  (Identified Cost, $95,619)                                                $       100,000  $       102,375
                                                                                             ---------------
REPURCHASE AGREEMENT -- 4.0%
Morgan Stanley, 2.19%, dated 12/31/04,
  due 01/03/05, total to be received
  $3,617,660 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                                   $     3,617,000  $     3,617,000
                                                                                             ---------------
    Total Investments
      (Identified Cost, $83,475,121)                                                         $    89,067,600
                                                                                             ---------------
OTHER ASSETS, LESS LIABILITIES -- 1.5%                                                             1,364,478
                                                                                             ---------------
    Net Assets -- 100.0%                                                                     $    90,432,078
                                                                                             ===============

PORTFOLIO FOOTNOTES:
 ~~  All or a portion of this security is subject to dollar roll transactions.
  *  Non-income producing security.
  ^  All or a portion of this security is on loan.
 ^^  Interest only security.
  #  Payment-in-kind security.
 ##  SEC Rule 144A restriction.
###  Security segregated as collateral for open futures contracts.
 @@  The rate shown represents an annualized yield at time of purchase.
  ~ As of December 31, 2004 two securities representing $344,810 and 0.2% of Global Total Return Series' net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
  ~ As of December 31, 2004 one security representing $280,814 and 0.1% of High Yield Series' net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
  ~ As of December 31, 2004 one security representing $80,837 and 0.1% of International Value Series' net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
CZK = Czech Koruna
DKK = Danish Krone
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
MXN = Mexican Peso
NOK = Norwegian Krone
NZD = New Zealand Dollar
PLN = Polish Zloty
SEK = Swedish Krona

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
TBA = To Be Announced

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- at December 31, 2004

                                                                          EMERGING           GLOBAL            GLOBAL
                                                           BOND        MARKETS EQUITY      GOVERNMENTS      TOTAL RETURN
                                                          SERIES           SERIES            SERIES            SERIES
                                                     ---------------   ---------------   ---------------   ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost         $   224,568,118   $    48,399,245   $    60,462,648   $   152,101,525
    Unrealized appreciation (depreciation)                 9,915,182        16,969,694         5,788,533        28,587,421
                                                     ---------------   ---------------   ---------------   ---------------
        Total investments, at value (including
          securities loaned of $--, $1,431,736,
          $--, and $1,769,303,  respectively)        $   234,483,300   $    65,368,939   $    66,251,181   $   180,688,946
  Cash                                                       268,162               661                61             5,693
  Foreign currency, at value (identified cost,
    $--, $283,278, $--, and $--, respectively)                    --           290,451                --                --
  Receivable for forward foreign currency
    exchange contracts                                            --                --         1,014,109           982,556
  Receivable for forward foreign currency
    exchange contracts subject to master
    netting agreements                                            --                --            23,026                --
  Receivable for investments sold                                 --                --                --           225,669
  Receivable for series shares sold                          156,482            35,159             1,277           254,429
  Interest and dividends receivable                        3,154,735           172,622         1,065,158         1,249,419
  Receivable from administrative proceeding
    settlement                                                    --                --                --             2,205
  Other assets                                                    --               159                --                --
                                                     ---------------   ---------------   ---------------   ---------------
        Total assets                                 $   238,062,679   $    65,867,991   $    68,354,812   $   183,408,917
                                                     ===============   ===============   ===============   ===============
Liabilities:
  Payable for forward foreign currency exchange
    contracts                                        $            --   $            --   $     1,021,349   $       920,969
  Payable for forward foreign currency exchange
    contracts subject to master netting agreements                --                --                --            45,153
  Payable for daily variation margin on open
    futures contracts                                          6,750                --                47                47
  Payable for investments purchased                               --             2,360           313,573                --
  Payable for series shares reacquired                       185,075            70,797            17,877            49,059
  Collateral for securities loaned, at value                      --         1,465,603                --         1,808,123
  Payable to affiliates --
    Management fee                                             3,932             1,815             1,415             3,728
    Distribution fee (Service Class)                             509                44                34                99
  Accrued expenses and other liabilities                      67,777           132,277            61,102            87,646
                                                     ---------------   ---------------   ---------------   ---------------
        Total liabilities                            $       264,043   $     1,672,896   $     1,415,397   $     2,914,824
                                                     ---------------   ---------------   ---------------   ---------------
Net assets                                           $   237,798,636   $    64,195,095   $    66,939,415   $   180,494,093
                                                     ===============   ===============   ===============   ===============
Net assets consist of:
  Paid-in capital                                    $   212,056,648   $    46,668,358   $    56,539,629   $   147,526,043
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                      9,882,933        16,977,132         5,840,534        28,661,594
  Accumulated undistributed net realized gain
    (loss) on investments and foreign
    currency transactions                                  2,040,132            86,959            33,955        (1,253,388)
  Accumulated undistributed net investment income         13,818,923           462,646         4,525,297         5,559,844
                                                     ---------------   ---------------   ---------------   ---------------
        Total                                        $   237,798,636   $    64,195,095   $    66,939,415   $   180,494,093
                                                     ===============   ===============   ===============   ===============
Net Assets:
  Initial Class                                      $   164,226,868   $    57,798,521   $    62,107,015   $   166,033,598
  Service Class                                           73,571,768         6,396,574         4,832,400        14,460,495
                                                     ---------------   ---------------   ---------------   ---------------
        Total                                        $   237,798,636   $    64,195,095   $    66,939,415   $   180,494,093
                                                     ===============   ===============   ===============   ===============
Shares of beneficial interest outstanding:
  Initial Class                                           13,521,588         3,575,754         5,006,645         9,268,672
  Service Class                                            6,093,049           397,878           391,893           811,330
                                                     ---------------   ---------------   ---------------   ---------------
        Total                                             19,614,637         3,973,632         5,398,538        10,080,002
                                                     ===============   ===============   ===============   ===============
  Net asset value per share:
      Initial Class                                  $         12.15   $         16.16   $         12.40   $         17.91
                                                     ===============   ===============   ===============   ===============
      Service Class                                  $         12.07   $         16.08   $         12.33   $         17.82
                                                     ===============   ===============   ===============   ===============

                       See notes to financial statements.

                                                       GOVERNMENT                         INTERNATIONAL
                                                       SECURITIES         HIGH YIELD          VALUE
                                                         SERIES             SERIES            SERIES
                                                     ---------------   ---------------   ---------------
Assets:
  Investments --
  Unaffiliated issuers, at identified cost           $   710,533,668   $   404,746,016   $    88,494,487
  Unrealized appreciation (depreciation)                  12,449,209        18,225,702        21,197,367
                                                     ---------------   ---------------   ---------------
        Total investments, at value (including
          securities loaned of $--, $--,
          $17,326,086, $--, and $--, respectively)   $   722,982,877   $   422,971,718   $   109,691,854
  Cash                                                           563            87,949               351
  Receivable for forward foreign currency
    exchange contracts                                            --            43,713                --
  Receivable for forward foreign currency
    exchange contracts subject to master netting
    agreements                                                    --                --                --
  Receivable for investments sold                                 --           647,422           422,533
  Receivable for series shares sold                          273,460           262,251           100,363
  Interest and dividends receivable                        5,733,783         7,289,663           181,051
  Receivable from administrative proceeding
    settlement                                                    --                --               942
  Other assets                                                 2,548             1,810               338
                                                     ---------------   ---------------   ---------------
        Total assets                                 $   728,993,231   $   431,304,526   $   110,397,432
                                                     ===============   ===============   ===============
Liabilities:
  Payable to custodian                               $            --   $            --   $       210,722
  Payable for forward foreign currency exchange
    contracts                                                     --           413,739                --
  Payable for daily variation margin on open
    futures contracts                                         38,141                --                --
  Payable for investments purchased                               --           890,792            64,433
  Payable for mortgage dollar roll transactions           30,229,783                --                --
  Payable for series shares reacquired                       501,818           343,280            37,508
  Deferred mortgage dollar roll income                        25,492                --                --
  Collateral for securities loaned, at value                      --                --        18,200,867
  Payable to affiliates --
    Management fee                                            10,542             8,853             2,275
    Distribution fee (Service Class)                           1,401               753                47
  Accrued expenses and other liabilities                      81,590            79,897            80,860
                                                     ---------------   ---------------   ---------------
        Total liabilities                            $    30,888,767   $     1,737,314   $    18,596,712
                                                     ---------------   ---------------   ---------------
Net assets                                           $   698,104,464   $   429,567,212   $    91,800,720
                                                     ===============   ===============   ===============
Net assets consist of:
  Paid-in capital                                    $   664,291,315   $   494,118,864   $    67,936,291
  Unrealized appreciation (depreciation)
    on investments and translation of assets
    and liabilities in foreign currencies                 12,020,949        17,859,635        21,204,404
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                          (9,906,531)     (114,086,841)        1,559,815
  Accumulated undistributed net investment income         31,698,731        31,675,554         1,100,210
                                                     ---------------   ---------------   ---------------
        Total                                        $   698,104,464   $   429,567,212   $    91,800,720
                                                     ===============   ===============   ===============
Net Assets:
  Initial Class                                      $   493,616,286   $   319,653,150   $    84,995,961
  Service Class                                          204,488,178       109,914,062         6,804,759
                                                     ---------------   ---------------   ---------------
        Total                                        $   698,104,464   $   429,567,212   $    91,800,720
                                                     ===============   ===============   ===============
Shares of beneficial interest outstanding:
  Initial Class                                           37,498,872        43,662,470         5,453,875
  Service Class                                           15,606,817        15,104,426           437,907
                                                     ---------------   ---------------   ---------------
        Total                                             53,105,689        58,766,896         5,891,782
                                                     ===============   ===============   ===============
  Net asset value per share:
      Initial Class                                  $         13.16   $          7.32   $         15.58
                                                     ===============   ===============   ===============
      Service Class                                  $         13.10   $          7.28   $         15.54
                                                     ===============   ===============   ===============

                                                                          STRATEGIC
                                                      MONEY MARKET         INCOME
                                                          SERIES           SERIES
                                                     ---------------   ---------------
Assets:
  Investments --
  Unaffiliated issuers, at identified cost           $   369,660,948   $    83,475,121
  Unrealized appreciation (depreciation)                          --         5,592,479
                                                     ---------------   ---------------
        Total investments, at value (including
          securities loaned of $--, $--,
          $17,326,086, $--, and $--, respectively)   $   369,660,948   $    89,067,600
  Cash                                                            --             4,438
  Receivable for forward foreign currency
    exchange contracts                                            --           109,620
  Receivable for forward foreign currency
    exchange contracts subject to master netting
    agreements                                                    --            70,793
  Receivable for investments sold                                 --           294,619
  Receivable for series shares sold                        1,914,457           108,605
  Interest and dividends receivable                               --         1,472,090
  Receivable from administrative proceeding
    settlement                                                    --                --
  Other assets                                                 3,240                --
                                                     ---------------   ---------------
        Total assets                                 $   371,578,645   $    91,127,765
                                                     ===============   ===============
Liabilities:
  Payable to custodian                               $           319   $            --
  Payable for forward foreign currency exchange
    contracts                                                     --           626,682
  Payable for daily variation margin on open
    futures contracts                                             --            14,078
  Payable for investments purchased                               --                --
  Payable for mortgage dollar roll transactions                   --                --
  Payable for series shares reacquired                     1,129,941             8,367
  Deferred mortgage dollar roll income                            --                --
  Collateral for securities loaned, at value                      --                --
  Payable to affiliates --
    Management fee                                            10,112             1,832
    Distribution fee (Service Class)                           1,200               166
  Accrued expenses and other liabilities                      57,510            44,562
                                                     ---------------   ---------------
        Total liabilities                            $     1,199,082   $       695,687
                                                     ---------------   ---------------
Net assets                                           $   370,379,563   $    90,432,078
                                                     ===============   ===============
Net assets consist of:
  Paid-in capital                                    $   370,379,563   $    80,209,271
  Unrealized appreciation (depreciation)
    on investments and translation of assets
    and liabilities in foreign currencies                         --         5,092,294
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                                  --           292,142
  Accumulated undistributed net investment income                 --         4,838,371
                                                     ---------------   ---------------
        Total                                        $   370,379,563   $    90,432,078
                                                     ===============   ===============
Net Assets:
  Initial Class                                      $   282,594,703   $    66,247,798
  Service Class                                           87,784,860        24,184,280
                                                     ---------------   ---------------
        Total                                        $   370,379,563   $    90,432,078
                                                     ===============   ===============
Shares of beneficial interest outstanding:
  Initial Class                                          282,594,703         5,799,494
  Service Class                                           87,784,860         2,130,436
                                                     ---------------   ---------------
        Total                                            370,379,563         7,929,930
                                                     ===============   ===============
  Net asset value per share:
      Initial Class                                  $          1.00   $         11.42
                                                     ===============   ===============
      Service Class                                  $          1.00   $         11.35
                                                     ===============   ===============

                       See notes to financial statements.

STATEMENTS OF OPERATIONS -- Year Ended December 31, 2004

                                                                          EMERGING           GLOBAL            GLOBAL
                                                           BOND        MARKETS EQUITY      GOVERNMENTS      TOTAL RETURN
                                                          SERIES           SERIES            SERIES            SERIES
                                                     ---------------   ---------------   ---------------   ---------------
Net investment income
  Income --
    Interest                                         $    14,267,882   $        11,970   $     2,316,927   $     2,417,390
    Dividends                                                     --         1,648,622                --         2,524,020
    Income on securities loaned                                   --             1,565                --            31,935
    Foreign taxes withheld                                        --          (182,913)               --          (160,604)
                                                     ---------------   ---------------   ---------------   ---------------
      Total investment income                        $    14,267,882   $     1,479,244   $     2,316,927   $     4,812,741
                                                     ---------------   ---------------   ---------------   ---------------
  Expenses --
    Management fee                                   $     1,492,956   $       579,126   $       502,486   $     1,260,561
    Trustees' compensation                                    29,419             6,561             7,752            18,890
    Distribution fee (Service Class)                         178,102            13,902            12,366            31,698
    Administrative fee                                        23,236             4,990             6,253            15,252
    Custodian fee                                             85,437            78,316            61,108           130,178
    Printing                                                  11,987             7,887             9,389            13,518
    Auditing fees                                             45,233            40,199            46,509            41,090
    Legal fees                                                 4,179             6,528             6,614            16,280
    Miscellaneous                                             26,571            22,762            15,534             2,137
                                                     ---------------   ---------------   ---------------   ---------------
      Total expenses                                 $     1,897,120   $       760,271   $       668,011   $     1,529,604
    Fees paid indirectly                                      (1,179)             (550)              (25)             (713)
                                                     ---------------   ---------------   ---------------   ---------------
      Net expenses                                   $     1,895,941   $       759,721   $       667,986   $     1,528,891
                                                     ---------------   ---------------   ---------------   ---------------
        Net investment income                        $    12,371,941   $       719,523   $     1,648,941   $     3,283,850
                                                     ===============   ===============   ===============   ===============
Realized and unrealized gain (loss) on
  investments and foreign currency transactions:
  Realized gain (loss) (Identified cost basis) --
    Investment transactions                          $     5,307,958   $     7,633,328   $     5,621,823   $    19,068,305
    Written options transactions                                  --                --            14,054            13,092
    Futures contracts                                       (108,459)               --           130,602            36,849
    Foreign currency transactions                              3,985          (113,076)         (451,535)         (601,005)
                                                     ---------------   ---------------   ---------------   ---------------
      Net realized gain (loss) on investments
        and foreign currency transactions            $     5,203,484   $     7,520,252   $     5,314,944   $    18,517,241
                                                     ---------------   ---------------   ---------------   ---------------
  Change in unrealized appreciation (depreciation)
    Investments                                      $    (3,057,670)  $     5,353,064   $    (1,137,321)  $     4,519,419
    Futures contracts                                        (12,375)               --           (11,392)           (5,417)
    Translation of assets and liabilities in
      foreign currencies                                       3,164             9,100           307,732           635,019
                                                     ---------------   ---------------   ---------------   ---------------
      Net unrealized gain (loss) on investments
        and foreign currency translation             $    (3,066,881)  $     5,362,164   $      (840,981)  $     5,149,021
                                                     ---------------   ---------------   ---------------   ---------------
        Net realized and unrealized gain (loss)
          on investments and foreign currency        $     2,136,603   $    12,882,416   $     4,473,963   $    23,666,262
                                                     ---------------   ---------------   ---------------   ---------------
          Change in net assets from operations       $    14,508,544   $    13,601,939   $     6,122,904   $    26,950,112
                                                     ===============   ===============   ===============   ===============

                       See notes to financial statements.

                                                       GOVERNMENT                         INTERNATIONAL
                                                       SECURITIES         HIGH YIELD          VALUE
                                                         SERIES             SERIES            SERIES
                                                     ---------------   ---------------   ---------------
Net investment income
  Income --
    Interest                                         $    35,060,256   $    34,055,848   $        35,998
    Dividends                                                     --           274,043         2,084,632
    Income on securities loaned                                   --                --            61,404
    Foreign taxes withheld                                        --              (935)         (199,180)
                                                     ---------------   ---------------   ---------------
      Total investment income                        $    35,060,256   $    34,328,956   $     1,982,854
                                                     ---------------   ---------------   ---------------
  Expenses --
    Management fee                                   $     4,066,207   $     3,182,821   $       667,185
    Trustees' compensation                                    83,104            46,879             8,649
    Distribution fee (Service Class)                         474,122           240,606            13,899
    Administrative fee                                        68,921            39,450             6,423
    Custodian fee                                            206,586           133,615            96,490
    Printing                                                  33,936            26,288             7,618
    Auditing fees                                             38,672            42,695            37,278
    Legal fees                                                 6,453             6,367             7,087
    Miscellaneous                                             57,558            46,292            23,729
                                                     ---------------   ---------------   ---------------
      Total expenses                                 $     5,035,559   $     3,765,013   $       868,358
    Fees paid indirectly                                      (2,770)           (9,929)             (373)
                                                     ---------------   ---------------   ---------------
      Net expenses                                   $     5,032,789   $     3,755,084   $       867,985
                                                     ---------------   ---------------   ---------------
        Net investment income                        $    30,027,467   $    30,573,872   $     1,114,869
                                                     ===============   ===============   ===============
Realized and unrealized gain (loss) on
  investments and foreign currency transactions:
    Realized gain (loss) (Identified cost basis) --
    Investment transactions                          $     3,911,806   $     1,766,075   $    10,143,802
    Futures contracts                                        956,866                --                --
    Foreign currency transactions                                 --          (827,202)              138
                                                     ---------------   ---------------   ---------------
      Net realized gain (loss) on investments and
        foreign currency transactions                $     4,868,672   $       938,873   $    10,143,940
                                                     ---------------   ---------------   ---------------
        Net increase from payments by affiliates
          for losses realized on the disposal of
          investments in violation of restrictions   $            --   $            --   $        11,832
                                                     ---------------   ---------------   ---------------
  Change in unrealized appreciation (depreciation)
    Investments                                      $    (7,438,349)  $     5,399,674   $     7,941,095
    Futures contracts                                       (428,260)               --                --
    Translation of assets and liabilities in
      foreign currencies                                          --            53,331             3,634
                                                     ---------------   ---------------   ---------------
      Net unrealized gain (loss) on investments
        and foreign currency translation             $    (7,866,609)  $     5,453,005   $     7,944,729
                                                     ---------------   ---------------   ---------------
        Net realized and unrealized gain (loss)
          on investments and foreign currency        $    (2,997,937)  $     6,391,878   $    18,100,501
                                                     ---------------   ---------------   ---------------
          Change in net assets from operations       $    27,029,530   $    36,965,750   $    19,215,370
                                                     ===============   ===============   ===============

                                                                          STRATEGIC
                                                      MONEY MARKET         INCOME
                                                          SERIES           SERIES
                                                     ---------------   ---------------
Net investment income
  Income --
    Interest                                         $     5,969,269   $     5,879,690
    Dividends                                                     --             5,206
    Income on securities loaned                                   --                --
    Foreign taxes withheld                                        --                --
                                                     ---------------   ---------------
      Total investment income                        $     5,969,269   $     5,884,896
                                                     ---------------   ---------------
  Expenses --
    Management fee                                   $     2,162,693   $       683,425
    Trustees' compensation                                    44,395            10,011
    Distribution fee (Service Class)                         207,866            62,240
    Administrative fee                                        40,417             8,381
    Custodian fee                                            133,743            58,863
    Printing                                                  33,626             3,575
    Auditing fees                                             22,752            37,023
    Legal fees                                                 5,990             5,749
    Miscellaneous                                             41,857            21,143
                                                     ---------------   ---------------
      Total expenses                                 $     2,693,339   $       890,410
    Fees paid indirectly                                          --            (1,261)
                                                     ---------------   ---------------
      Net expenses                                   $     2,693,339   $       889,149
                                                     ---------------   ---------------
        Net investment income                        $     3,275,930   $     4,995,747
                                                     ===============   ===============
Realized and unrealized gain (loss) on
  investments and foreign currency transactions:
    Realized gain (loss) (Identified cost basis) --
    Investment transactions                          $            --   $     3,149,010
    Futures contracts                                             --          (157,495)
    Foreign currency transactions                                 --        (1,032,921)
                                                     ---------------   ---------------
      Net realized gain (loss) on investments and
        foreign currency transactions                $            --   $     1,958,594
                                                     ---------------   ---------------
        Net increase from payments by affiliates
          for losses realized on the disposal of
          investments in violation of restrictions   $            --   $            --
                                                     ---------------   ---------------
  Change in unrealized appreciation (depreciation)
    Investments                                      $            --   $      (471,880)
    Futures contracts                                             --           (74,336)
    Translation of assets and liabilities in
      foreign currencies                                          --           291,707
                                                     ---------------   ---------------
      Net unrealized gain (loss) on investments
        and foreign currency translation             $            --   $      (254,509)
                                                     ---------------   ---------------
        Net realized and unrealized gain (loss)
          on investments and foreign currency        $            --   $     1,704,085
                                                     ---------------   ---------------
          Change in net assets from operations       $     3,275,930   $     6,699,832
                                                     ===============   ===============

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2004

                                                                          EMERGING           GLOBAL            GLOBAL
                                                                       MARKETS EQUITY      GOVERNMENTS      TOTAL RETURN
                                                       BOND SERIES         SERIES            SERIES            SERIES
                                                     ---------------   ---------------   ---------------   ---------------
Change in net assets:
From operations --
  Net investment income                              $    12,371,941   $       719,523   $     1,648,941   $     3,283,850
  Net realized gain (loss) on investments and
    foreign currency transactions                          5,203,484         7,520,252         5,314,944        18,517,241
  Net unrealized gain (loss) on investments and
    foreign currency translation                          (3,066,881)        5,362,164          (840,981)        5,149,021
                                                     ---------------   ---------------   ---------------   ---------------
    Change in net assets from operations             $    14,508,544   $    13,601,939   $     6,122,904   $    26,950,112
                                                     ---------------   ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)         $   (10,988,097)  $      (506,672)  $    (7,801,714)  $    (3,877,428)
  From net investment income (Service Class)              (4,202,427)          (46,618)         (606,872)         (295,362)
  From net realized gain on investments and
    foreign currency transactions (Initial Class)         (2,635,514)               --                --                --
  From net realized gain on investments and
    foreign currency transactions (Service Class)         (1,037,911)               --                --                --
                                                     ---------------   ---------------   ---------------   ---------------
    Total distributions declared to shareholders     $   (18,863,949)  $      (553,290)  $    (8,408,586)  $    (4,172,790)
                                                     ---------------   ---------------   ---------------   ---------------
Change in net assets from series share transactions  $   (23,671,454)  $      (671,282)  $    (3,602,597)  $   (10,503,036)
                                                     ---------------   ---------------   ---------------   ---------------
      Total change in net assets                     $   (28,026,859)  $    12,377,367   $    (5,888,279)  $    12,274,286
Net Assets:
  At beginning of period                                 265,825,495        51,817,728        72,827,694       168,219,807
                                                     ---------------   ---------------   ---------------   ---------------
  At end of period                                   $   237,798,636   $    64,195,095   $    66,939,415   $   180,494,093
                                                     ===============   ===============   ===============   ===============
Accumulated undistributed net investment income
   included in net assets at end of period           $    13,818,923   $       462,646   $     4,525,297   $     5,559,844
                                                     ===============   ===============   ===============   ===============

                                                       GOVERNMENT
                                                       SECURITIES         HIGH YIELD      INTERNATIONAL
                                                         SERIES             SERIES        VALUE SERIES
                                                     ---------------   ---------------   ---------------
Change in net assets:
From operations --
  Net investment income                              $    30,027,467   $    30,573,872   $     1,114,869
  Net realized gain (loss) on investments and
    foreign currency transactions                          4,868,672           938,873        10,143,940
  Net increase from payments by affiliates for
    losses realized on the disposal of investments
    in violation of restrictions                                  --                --            11,832
  Net unrealized gain (loss) on investments and
    foreign currency translation                          (7,866,609)        5,453,005         7,944,729
                                                     ---------------   ---------------   ---------------
    Change in net assets from operations             $    27,029,530   $    36,965,750   $    19,215,370
                                                     ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)         $   (30,916,358)  $   (25,517,531)  $      (505,289)
  From net investment income (Service Class)              (9,878,792)       (6,394,985)          (37,595)
                                                     ---------------   ---------------   ---------------
    Total distributions declared to shareholders     $   (40,795,150)  $   (31,912,516)  $      (542,884)
                                                     ---------------   ---------------   ---------------
Change in net assets from series share transactions  $   (89,973,097)  $   (34,624,125)  $     7,374,782
                                                     ---------------   ---------------   ---------------
      Total change in net assets                     $  (103,738,717)  $   (29,570,891)  $    26,047,268
Net Assets:
  At beginning of period                                 801,843,181       459,138,103        65,753,452
                                                     ---------------   ---------------   ---------------
  At end of period                                   $   698,104,464   $   429,567,212   $    91,800,720
                                                     ===============   ===============   ===============
Accumulated undistributed net investment income
  included in net assets at end of period            $    31,698,731   $    31,675,554   $     1,100,210
                                                     ===============   ===============   ===============

                                                       MONEY MARKET    STRATEGIC INCOME
                                                          SERIES           SERIES
                                                     ---------------   ----------------
Change in net assets:
From operations --
  Net investment income                              $     3,275,930   $      4,995,747
  Net realized gain (loss) on investments and
    foreign currency transactions                                 --          1,958,594
  Net increase from payments by affiliates for
    losses realized on the disposal of investments
    in violation of restrictions                                  --                 --
  Net unrealized gain (loss) on investments and
    foreign currency translation                                  --           (254,509)
                                                     ---------------   ----------------
    Change in net assets from operations             $     3,275,930   $      6,699,832
                                                     ---------------   ----------------
Distributions declared to shareholders --
  From net investment income (Initial Class)         $    (2,750,581)  $     (3,174,021)
  From net investment income (Service Class)                (525,349)        (1,403,154)
                                                     ---------------   ----------------
    Total distributions declared to shareholders     $    (3,275,930)  $     (4,577,175)
                                                     ---------------   ----------------
Change in net assets from series share transactions  $  (105,154,375)  $       (245,132)
                                                     ---------------   ----------------
      Total change in net assets                     $  (105,154,375)  $      1,877,525
Net Assets:
  At beginning of period                                 475,533,938         88,554,553
                                                     ---------------   ----------------
  At end of period                                   $   370,379,563   $     90,432,078
                                                     ===============   ================
Accumulated undistributed net investment income
  included in net assets at end of period            $            --   $      4,838,371
                                                     ===============   ================

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2003

                                                                          EMERGING           GLOBAL
                                                           BOND        MARKETS EQUITY      GOVERNMENTS
                                                          SERIES           SERIES            SERIES
                                                     ---------------   ---------------   ---------------
Change in net assets:
From operations --
  Net investment income                              $    13,493,842   $       706,580   $     2,080,268
  Net realized gain (loss) on investments and
    foreign currency transactions                          8,343,660         2,928,476         6,636,992
  Net unrealized gain (loss) on investments and
    foreign currency translation                           2,252,903        12,267,228         2,046,848
                                                     ---------------   ---------------   ---------------
    Change in net assets from operations             $    24,090,405   $    15,902,284   $    10,764,108
                                                     ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)         $   (10,972,659)  $      (196,547)  $    (3,796,736)
  From net investment income (Service Class)              (2,121,732)          (11,199)         (292,331)
  From net realized gain on investments (Initial
    Class)                                                        --                --                --
  From net realized gain on investments
   (Service Class)                                                --                --                --
                                                     ---------------   ---------------   ---------------
    Total distributions declared to shareholders     $   (13,094,391)  $      (207,746)  $    (4,089,067)
                                                     ---------------   ---------------   ---------------
Change in net assets from series share transactions  $     6,112,812   $     3,663,511   $    (8,430,211)
                                                     ---------------   ---------------   ---------------
    Total change in net assets                       $    17,108,826   $    19,358,049   $    (1,755,170)
Net Assets --
  At beginning of period                                 248,716,669        32,459,679        74,582,864
                                                     ---------------   ---------------   ---------------
  At end of period                                   $   265,825,495   $    51,817,728   $    72,827,694
                                                     ===============   ===============   ===============
Accumulated undistributed net investment income
  included in net assets at end of period            $    15,190,369   $       453,957   $     6,789,723
                                                     ===============   ===============   ===============

                                                          GLOBAL         GOVERNMENT
                                                       TOTAL RETURN      SECURITIES
                                                          SERIES           SERIES
                                                     ---------------   ---------------
Change in net assets:
From operations --
  Net investment income                              $     2,248,216   $    29,749,090
  Net realized gain (loss) on investments and
    foreign currency transactions                          4,514,037         5,545,766
  Net unrealized gain (loss) on investments and
    foreign currency translation                          19,467,312       (17,310,845)
                                                     ---------------   ---------------
    Change in net assets from operations             $    26,229,565   $    17,984,011
                                                     ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)         $    (2,121,952)  $   (36,917,647)
  From net investment income (Service Class)                (160,935)       (6,290,519)
  From net realized gain on investments (Initial
    Class)                                                        --        (7,169,052)
  From net realized gain on investments
   (Service Class)                                                --        (1,259,686)
                                                     ---------------   ---------------
    Total distributions declared to shareholders     $    (2,282,887)  $   (51,636,904)
                                                     ---------------   ---------------
Change in net assets from series share transactions  $    58,423,279   $  (173,754,393)
                                                     ---------------   ---------------
    Total change in net assets                       $    82,369,957   $  (207,407,286)
Net Assets --
  At beginning of period                                  85,849,850     1,009,250,467
                                                     ---------------   ---------------
  At end of period                                   $   168,219,807   $   801,843,181
                                                     ===============   ===============
Accumulated undistributed net investment income
  included in net assets at end of period            $     2,581,773   $    40,793,808
                                                     ===============   ===============

                                                           HIGH         INTERNATIONAL        MONEY            STRATEGIC
                                                          YIELD            VALUE             MARKET            INCOME
                                                          SERIES           SERIES            SERIES            SERIES
                                                     ---------------   ---------------   ---------------   ---------------

Change in net assets:
From operations --
  Net investment income                              $    31,060,565   $       568,227   $     3,887,060   $     4,503,721
  Net realized gain (loss) on investments and
    foreign currency transactions                            (31,704)        2,123,311                --         2,054,512
  Net unrealized gain (loss) on investments and
    foreign currency translation                          45,104,109        13,862,061                --         3,179,462
                                                     ---------------   ---------------   ---------------   ---------------
    Change in net assets from operations             $    76,132,970   $    16,553,599   $     3,887,060   $     9,737,695
                                                     ---------------   ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)         $   (29,599,917)  $      (526,764)  $    (3,676,461)  $    (2,858,537)
  From net investment income (Service Class)              (5,353,220)          (21,943)         (210,599)         (697,541)
                                                     ---------------   ---------------   ---------------   ---------------
    Total distributions declared to shareholders     $   (34,953,137)  $      (548,707)  $    (3,887,060)  $    (3,556,078)
                                                     ---------------   ---------------   ---------------   ---------------
Change in net assets from series share transactions  $    67,938,029   $    (3,106,318)  $  (267,337,186)  $    12,414,309
                                                     ---------------   ---------------   ---------------   ---------------
    Total change in net assets                       $   109,117,862   $    12,898,574   $  (267,337,186)  $    18,595,926
Net Assets --
  At beginning of period                                 350,020,241        52,854,878       742,871,124        69,958,627
                                                     ---------------   ---------------   ---------------   ---------------
  At end of period                                   $   459,138,103   $    65,753,452   $   475,533,938   $    88,554,553
                                                     ===============   ===============   ===============   ===============
Accumulated undistributed net investment income
  included in net assets at end of period            $    31,543,837   $       533,010                --   $     3,959,050
                                                     ===============   ===============   ===============   ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                   BOND SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.39     $    11.85     $    11.34     $    10.91     $    10.36
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.61     $     0.62     $     0.66     $     0.65     $     0.71
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.09           0.51           0.37           0.19           0.30
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.70     $     1.13     $     1.03     $     0.84     $     1.01
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.76)    $    (0.59)    $    (0.45)    $    (0.41)    $    (0.46)
  From net realized gain on investments and
    foreign currency transactions                         (0.18)            --          (0.03)            --             --
  In excess of net realized gain on investments
   and foreign currency transactions                         --             --          (0.04)            --             --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.94)    $    (0.59)    $    (0.52)    $    (0.41)    $    (0.46)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    12.15     $    12.39     $    11.85     $    11.34     $    10.91
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                         6.25%          9.72%          9.53%          7.85%         10.18%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.69%          0.69%          0.68%          0.71%          0.72%
  Net investment income~                                   5.04%          5.10%          5.87%          5.80%          6.85%
Portfolio turnover                                           50%            96%           130%           236%           252%
Net assets at end of period (000 Omitted)            $  164,227     $  199,735     $  211,757     $  170,392     $   75,961

                                                                            BOND SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.33     $    11.81     $    11.32     $    11.20^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.58     $     0.57     $     0.63     $     0.22
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.08           0.53           0.38          (0.10)
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.66     $     1.10     $     1.01     $     0.12
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.74)    $    (0.58)    $    (0.45)            --
  From net realized gain on investments and
    foreign currency transactions                         (0.18)            --          (0.03)            --
  In excess of net realized gain on investments
   and foreign currency transactions                         --             --          (0.04)            --
                                                     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.92)    $    (0.58)    $    (0.52)            --
                                                     ==========     ==========     ==========     ==========
Net asset value -- end of period                     $    12.07     $    12.33     $    11.81     $    11.32
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         5.91%          9.43%          9.34%          1.07%++^
Ratios (to average net assets)/Supplemental data:
Expenses##                                                 0.94%          0.94%          0.93%          0.96%+
Net investment income~                                     4.80%          4.77%          5.62%          5.52%+
Portfolio turnover                                           50%            96%           130%           236%
Net assets at end of period (000 Omitted)            $   73,572     $   66,091     $   36,960     $   10,468

  +    Annualized.
 ++    Not annualized.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ~ As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for both classes, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The net asset value and total return previously reported as $11.19 and 1.16%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                          EMERGING MARKETS EQUITY SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $    12.85     $     8.48     $     8.73     $     8.82     $    11.42
Income from investment operations#~ --
  Net investment income (loss)                       $     0.18     $     0.20     $     0.09     $     0.14     $    (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.27           4.23          (0.24)         (0.23)         (2.59)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     3.45     $     4.43     $    (0.15)    $    (0.09)    $    (2.60)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.14)    $    (0.06)    $    (0.10)    $       --     $    (0.00)+++
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    16.16     $    12.85     $     8.48     $     8.73     $     8.82
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                        27.18%         52.60%         (1.88)%        (1.02)%       (22.76)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.35%          1.65%          1.49%          1.62%          1.57%
  Net investment income~                                   1.33%          1.99%          1.01%          1.63%         (0.12)%
Portfolio turnover                                          109%           125%           246%           179%           149%
Net assets at end of period (000 Omitted)            $   57,799     $   46,769     $   30,393     $   32,175     $   36,345

                                                                    EMERGING MARKETS EQUITY SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.80     $     8.45     $     8.72     $     8.29^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.15     $     0.17     $     0.06           0.00+++
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.25           4.22          (0.23)          0.43
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     3.40     $     4.39     $    (0.17)    $     0.43
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
      From net investment income                     $    (0.12)    $    (0.04)    $    (0.10)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    16.08     $    12.80     $     8.45     $     8.72
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                        26.96%         52.12%         (2.12)%         5.19%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.60%          1.89%          1.74%          1.87%+
  Net investment income~                                   1.08%          1.71%          0.70%          0.22%+
Portfolio turnover                                          109%           125%           246%           179%
Net assets at end of period (000 Omitted)            $    6,397     $    5,049     $    2,066     $      381

  +    Annualized.
 ++    Not annualized.
+++    Per share amount was less than $0.01.
  * For the period from the inception of Service Class shares, August 24, 2001 through December 31, 2001.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ~ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect of this change for the year ended December 31, 2001. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The net asset value and total return previously reported as $8.35 and 4.43%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                           GLOBAL GOVERNMENTS SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.92     $    11.75     $     9.74     $     9.95     $    10.27
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.30     $     0.34     $     0.35     $     0.38     $     0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.76           1.45           1.66          (0.59)         (0.40)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     1.06     $     1.79     $     2.01     $    (0.21)    $     0.10
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                         $    (1.58)    $    (0.62)    $       --     $       --     $    (0.42)
  From paid--in capital                                      --             --             --             --          (0.00)+++
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (1.58)    $    (0.62)    $       --     $       --     $    (0.42)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    12.40     $    12.92     $    11.75     $     9.74     $     9.95
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                        10.06%         15.60%         20.64%         (2.11)%         1.22%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.98%          0.95%          0.93%          0.98%          0.94%
  Net investment income~                                   2.48%          2.75%          3.36%          3.81%          5.11%
Portfolio turnover                                          124%           143%           120%            67%           131%
Net assets at end of period(000 Omitted)             $   62,107     $   67,472     $   70,613     $   50,189     $   61,441

                                                                      GLOBAL GOVERNMENTS SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.85     $    11.71     $     9.73     $    10.02^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.27     $     0.30     $     0.33     $     0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.75           1.45           1.65          (0.41)
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     1.02     $     1.75     $     1.98     $    (0.29)
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                         $    (1.54)    $    (0.61)    $       --     $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    12.33     $    12.85     $    11.71     $     9.73
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         9.80%         15.30%         20.35%         (2.89)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.23%          1.20%          1.18%          1.23%+
  Net investment income~                                   2.23%          2.50%          3.03%          3.34%+
Portfolio turnover                                          124%           143%           120%            67%
Net assets at end of period(000 Omitted)             $    4,832     $    5,355     $    3,969     $      169

  +    Annualized
 ++    Not Annualized
+++    Per share amount was less than $0.01.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #    Per share data are based on average assets outstanding
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all years shown.
  ~ As required , effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.04, and increase realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.40%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.38%. Per share rations and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The net asset value and total return previously reported as $9.98 and (2.51)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                          GLOBAL TOTAL RETURN SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    15.70     $    13.11     $    13.28     $    15.74     $    16.65
                                                     ----------     ----------     ----------     ----------     ----------
  Income from investment operations#~ --
  Net investment income                              $     0.32     $     0.29     $     0.31     $     0.31     $     0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          2.29           2.66          (0.23)         (1.24)         (0.16)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     2.61     $     2.95     $     0.08     $    (0.93)    $     0.34
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.40)    $    (0.36)    $    (0.25)    $    (0.61)    $    (0.37)
  From net realized gain on investments and
    foreign currency transactions                            --             --             --          (0.92)         (0.88)
  In excess of net realized gain on investments              --             --             --          (0.00)**          --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.40)    $    (0.36)    $    (0.25)    $    (1.53)    $    (1.25)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    17.91     $    15.70     $    13.11     $    13.28     $    15.74
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                        17.12%         22.97%          0.58%         (6.17)%         2.28%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.89%          0.94%          0.90%          0.91%          0.91%
  Net investment income~                                   1.97%          2.06%          2.34%          2.19%          3.13%
Portfolio turnover                                           86%            93%            84%            66%            86%
Net assets at end of period (000 Omitted)            $  166,034     $  156,675     $   80,150     $   88,199     $  101,692

                                                                      GLOBAL TOTAL RETURN SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    15.63     $    13.08     $    13.28     $    13.53^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.28     $     0.26     $     0.27     $     0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          2.29           2.63          (0.22)         (0.34)+++
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     2.57     $     2.89     $     0.05     $    (0.25)
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.38)    $    (0.34)    $    (0.25)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    17.82     $    15.63     $    13.08     $    13.28
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                        16.88%         22.53%          0.41%         (1.92)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.14%          1.19%          1.15%          1.16%+
  Net investment income~                                   1.72%          1.83%          2.10%          1.82%+
Portfolio turnover                                           86%            93%            84%            66%
Net assets at end of period (000 Omitted)            $   14,460     $   11,545     $    5,699     $    1,476

  +    Annualized.
 ++    Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period becaue of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 **    Per share amount was less than $0.01.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ~ As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and to decrease the ratio of net investment income to average net assets by 0.17%. The effect of the change on the Service Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The net asset value and total return previously reported as $13.58 and (2.28)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                        See notes to financial statements

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                          GOVERNMENT SECURITIES SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    13.44     $    13.85     $    13.28     $    13.11     $    12.48
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.54     $     0.44     $     0.58     $     0.73     $     0.81
  Net realized and unrealized gain (loss) on
    investments                                           (0.07)         (0.14)          0.67           0.22           0.62
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.47     $     0.30     $     1.25     $     0.95     $     1.43
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                         $    (0.75)    $    (0.59)    $    (0.68)    $    (0.78)    $    (0.80)
  From net realized gain on investments                      --          (0.12)            --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.75)    $    (0.71)    $    (0.68)    $    (0.78)    $    (0.80)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    13.16     $    13.44     $    13.85     $    13.28     $    13.11
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                         3.76%          2.15%          9.80%          7.47%         12.11%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.62%          0.62%          0.60%          0.62%          0.62%
  Net investment income~                                   4.12%          3.22%          4.33%          5.55%          6.47%
Portfolio turnover                                           85%           144%           157%            97%            70%
Net assets at end of period (000 Omitted)            $  493,616     $  629,265     $  877,180     $  696,167     $  567,008

                                                                     GOVERNMENT SECURITIES SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    13.38     $    13.81     $    13.27     $    13.08^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.51     $     0.36     $     0.51     $     0.28
  Net realized and unrealized gain (loss) on
    investments                                           (0.07)         (0.10)          0.71          (0.09)
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.44     $     0.26     $     1.22     $     0.19
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.72)    $    (0.57)    $    (0.68)    $       --
  From net realized gain on investments                      --          (0.12)            --             --
                                                     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.72)    $    (0.69)    $    (0.68)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    13.10     $    13.38     $    13.81     $    13.27
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         3.55%          1.87%          9.55%          1.45%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.87%          0.87%          0.85%          0.87%+
  Net investment income~                                   3.90%          2.64%          3.86%          5.52%+
Portfolio turnover                                           85%           144%           157%            97%
Net assets at end of period (000 Omitted)            $  204,488     $  172,578     $  132,071     $   30,174

  +    Annualized
 ++    Not annualized.
  * For the period from the inception of Service Class shares, August 24, 2001 through December 31, 2001.
  ~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.26%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ The net asset value and total return previously reported as $13.06 and 1.61%, respectively have been revised to reflect the net asset value from the day prior to class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                               HIGH YIELD SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     7.27     $     6.56     $     7.05     $     7.63     $     9.02
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.52     $     0.54     $     0.61     $     0.73     $     0.84
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.11           0.80          (0.42)         (0.57)         (1.39)
                                                     ----------     ----------     ----------     ----------     ----------
Total from investment operations                     $     0.63     $     1.34     $     0.19     $     0.16     $    (0.55)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  from net investment income                         $    (0.58)    $    (0.63)    $    (0.68)    $    (0.74)    $    (0.84)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     7.32     $     7.27     $     6.56     $     7.05     $     7.63
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                         9.54%         21.44%          2.70%          1.80%         (6.79)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.83%          0.83%          0.82%          0.84%          0.83%
  Net investment income~                                   7.27%          7.89%          9.15%          9.93%          9.96%
Portfolio turnover                                           68%            92%            75%            58%            56%
Net assets at end of period (000 Omitted)            $  319,653     $  360,207     $  305,487     $  367,973     $  333,042

                                                                         HIGH YIELD SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     7.23     $     6.53     $     7.04     $     7.09
                                                     ----------     ----------     ----------     ----------
  Income from investment operations#~ --
  Net investment income                              $     0.49     $     0.51     $     0.58     $     0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 $     0.12           0.81          (0.41)         (0.30)
                                                     ----------     ----------     ----------     ----------
Total from investment operations                     $     0.61     $     1.32     $     0.17     $    (0.05)
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders from
  net investment income                              $    (0.56)    $    (0.62)    $    (0.68)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     7.28     $     7.23     $     6.53     $     7.04
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         9.37%         21.21%          2.37%         (0.71)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.08%          1.08%          1.07%          1.09%+
  Net investment income~                                   6.99%          7.59%          8.99%          9.55%+
Portfolio turnover                                           68%            92%            75%            58%
Net assets at end of period (000 Omitted)            $  109,914     $   98,931     $   44,533     $   11,990

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  ~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01 and to decrease the ratio of net investment income to average net assets by 0.01%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  +    Annualized.
 ++    Not annualized.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return previously reported as 1.66% has been revised to reflect the net asset value from the day prior to the class' inception date. The total return previously reported was from inception date, the date the share class was first available to public shareholders.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years or, if shorter, the period of the series' operation. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                           INTERNATIONAL VALUE SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.27     $     9.28     $     9.93     $    13.16     $    14.97
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations# --
  Net investment income                              $     0.20     $     0.11     $     0.09     $     0.08     $     0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.21           2.98          (0.66)         (1.89)         (0.58)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     3.41     $     3.09     $    (0.57)    $    (1.81)    $    (0.33)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.10)    $    (0.10)    $    (0.08)    $    (0.24)    $    (0.12)
  From net realized gain on investments and
    foreign currency transactions                            --             --             --          (1.12)         (1.36)
  In excess of net realized gain on investments
   and foreign currency transactions                         --             --             --          (0.06)            --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.10)    $    (0.10)    $    (0.08)    $    (1.42)    $    (1.48)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    15.58     $    12.27     $     9.28     $     9.93     $    13.16
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                        28.02%^^       33.63%         (5.86)%       (14.63)%        (2.33)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.15%          1.28%          1.24%          1.23%          1.21%
  Net investment income                                    1.52%          1.06%          0.91%          0.76%          1.81%
Portfolio turnover                                           65%            84%            80%           112%            80%
Net assets at end of period (000 omitted)            $   84,996     $   61,108     $   50,609     $   64,134     $   82,942

                                                                      INTERNATIONAL VALUE SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------    PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------

SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.24     $     9.27     $     9.93     $    10.51^
                                                     ----------     ----------     ----------     ----------
Income from investment operations# --
  Net investment income (loss)                       $     0.18     $     0.07     $     0.04     $    (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.20           2.98          (0.62)         (0.57)+++
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     3.38     $     3.05     $    (0.58)    $    (0.58)
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.08)    $    (0.08)    $    (0.08)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    15.54     $    12.24     $     9.27     $     9.93
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                        27.82%^^       33.20%         (5.97)%        (5.52)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.40%          1.53%          1.49%          1.48%+
  Net investment income (loss)                             1.31%          0.67%          0.44%         (0.17)%+
Portfolio turnover                                           65%            84%            80%           112%
Net assets at end of period (000 omitted)            $    6,805     $    4,646     $    2,246     $      425

  +    Annualized.
 ++    Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/ loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect expense reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ The net asset value and total return previously reported as $10.57 and (6.05)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
 ^^ During the year ended December 31, 2004, the series received a payment from the investment adviser to reimburse the series for losses on investments not meeting the investment guidelines of the series. If the payment had not been made, the total return would have been 28.01% and 27.81% for Initial and Service Class shares, respectively.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                              MONEY MARKET SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations# --
  Net investment income                              $     0.01     $     0.01     $     0.01     $     0.04     $     0.06
Less distributions from net investment income             (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ==========     ==========     ==========     ==========     ==========
Total return###                                            0.83%          0.63%          1.27%          3.78%          5.95%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.58%          0.57%          0.57%          0.57%          0.58%
  Net investment income                                    0.79%          0.64%          1.27%          3.56%          5.76%
Net assets at end of period (000 Omitted)            $  282,595     $  426,154     $  690,127     $  702,808     $  476,370

                                                                        MONEY MARKET SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------    PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------

SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     1.00     $     1.00     $     1.00     $     1.00
                                                     ----------     ----------     ----------     ----------
  Income from investment operations# --
  Net investment income                              $     0.01     $     0.00     $     0.01     $     0.01
Less distributions from net investment income             (0.01)         (0.00)         (0.01)         (0.01)
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ==========     ==========     ==========     ==========
Total return###                                            0.57%          0.38%          1.02%          0.72%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.82%          0.82%          0.82%          0.82%+
  Net investment income                                    0.63%          0.37%          0.99%          3.31%+
Net assets at end of period (000 Omitted)            $   87,785     $   49,380     $   52,745     $   20,493

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  +    Annualized.
 ++    Not annualized.
+++    Per share amount was less than $0.01
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                              STRATEGIC INCOME SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    11.12     $    10.31     $    10.04     $    10.10     $    10.25
                                                     ----------     ----------     ----------     ----------     ----------
  Income from investment operations#~ --
  Net investment income                              $     0.61     $     0.59     $     0.57     $     0.67     $     0.79
Net realized and unrealized gain (loss) on
  investments and foreign currency                         0.23           0.71           0.16          (0.34)         (0.51)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.84     $     1.30     $     0.73     $     0.33     $     0.28
                                                     ----------     ----------     ----------     ----------     ----------

Less distributions declared to shareholders --
  From net investment income                         $    (0.54)    $    (0.49)    $    (0.46)    $    (0.35)    $    (0.43)
  From net realized gain on investments and
    foreign currency transactions                            --             --             --          (0.03)            --
  In excess of net realized gain on investments
   and foreign currency transactions                         --             --             --          (0.01)            --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.54)    $    (0.49)    $    (0.46)    $    (0.39)    $    (0.43)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    11.42     $    11.12     $    10.31     $    10.04     $    10.10
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                         8.04%         12.89%          7.52%          3.31%          2.87%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.91%          0.90%          0.86%          1.01%          0.98%
  Net investment income~                                   5.55%          5.58%          5.74%          6.69%          7.90%
Portfolio turnover                                           74%           127%           137%           179%           107%
Net assets at end of period (000 Omitted)            $   66,248     $   67,547     $   56,980     $   47,813     $   33,323

                                                                       STRATEGIC INCOME SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------    PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    11.06     $    10.28     $    10.03     $     9.91
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.59     $     0.57     $     0.53     $     0.21
  Net realized and unrealized loss on investments
    and foreign currency                                   0.22           0.68           0.18          (0.09)
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.81     $     1.25     $     0.71     $     0.12
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                         $    (0.52)    $    (0.47)    $    (0.46)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    11.35     $    11.06     $    10.28     $    10.03
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         7.83%         12.48%          7.31%          1.21%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.16%          1.15%          1.11%          1.26%+
  Net investment income*                                   5.31%          5.36%          5.41%          6.00%+
Portfolio turnover                                           74%           127%           137%           179%
Net assets at end of period (000 Omitted)            $   24,184     $   21,008     $   12,979     $    2,585

  +    Annualized.
 ++    Not annualized.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect expense reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the toal return figures for all periods shown.
  * As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The total return previously reported as 3.20%, has been revised to reflect the net asset value from the day prior to the class' inception date. The total return previously reported was from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Core Equity Series (formerly Research Growth and Income Series), Emerging Growth Series, Emerging Markets Equity Series*, Global Governments Series*, Global Growth Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Value Series*, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series*, New Discovery Series, Research Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Strategic Value Series, Technology Series, Total Return Series, Utilities Series and Value Series. All of these series are diversified except for the Global Governments Series, High Yield Series, Managed Sectors Series, Strategic Income Series and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) in series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Foreign currency options are valued by MFS using an external pricing model approved by the Board of Trustees that uses market data from an independent pricing source. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. Each series' use of amortized cost is subject to the series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Each series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Certain series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Futures Contracts -- Certain series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans -- State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. Each series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts -- Each series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Dollar Roll Transactions -- Certain series may enter into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the series sells mortgage backed securities to financial institutions and simultaneously agrees to repurchase substantially similar (same type, coupon, and maturity) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the series will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the series' total return. Each series accounts for dollar roll transactions as purchases and sales. If certain criteria are met these dollar roll transactions may be considered a financing transaction whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. For Money Market Series all premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Certain series may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Certain series may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Each series may receive proceeds from the settlement of class action lawsuits involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the statement of operations, or in unrealized gain/loss if the security is still held by the series.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2004, each series' custodian fees were reduced under this arrangement. Each series has entered into a commission recapture agreement, under which certain brokers will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2004, each series' miscellaneous expenses were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                    EMERGING MARKETS     GLOBAL         GLOBAL
                                           BOND          EQUITY        GOVERNMENTS   TOTAL RETURN       GOVERNMENT
                                          SERIES         SERIES          SERIES         SERIES      SECURITIES SERIES
          -----------------------------------------------------------------------------------------------------------
          Balance Credits                $  1,179   $            448   $        25   $        621   $           2,770
          Commission recapture credits         --                102            --             92                  --
                                         --------   ----------------   -----------   ------------   -----------------
          Total                          $  1,179   $            550   $        25   $        713   $           2,770
                                         --------   ----------------   -----------   ------------   -----------------

                                                      INTERNATIONAL     MONEY    STRATEGIC
                                         HIGH YIELD       VALUE        MARKET     INCOME
                                           SERIES        SERIES        SERIES      SERIES
          --------------------------------------------------------------------------------
          Balance Credits                $    9,929   $         222   $     --   $   1,261
          Commission recapture credits           --             151         --          --
                                         ----------   -------------   --------   ---------
          Total                          $    9,929   $         373   $     --   $   1,261
                                         ----------   -------------   --------   ---------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for foreign currency transactions, derivatives, defaulted bonds, wash sales, foreign taxes, passive foreign investment companies, straddle loss deferrals, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                          BOND SERIES              EMERGING MARKETS EQUITY SERIES      GLOBAL GOVERNMENTS SERIES
                                -------------------------------   -------------------------------   -------------------------------
                                          DECEMBER 31,                      DECEMBER 31,                      DECEMBER 31,
                                -------------------------------   -------------------------------   -------------------------------
                                     2004             2003             2004             2003             2004             2003
                                -------------------------------   -------------------------------   -------------------------------
Distributions declared from:
Ordinary income                 $   15,984,702   $   13,094,391   $      553,290   $      207,746   $    8,408,586   $    4,089,067
Long-term capital gain               2,879,247               --               --               --               --               --
                                --------------   --------------   --------------   --------------   --------------   --------------
Total distributions declared    $   18,863,949   $   13,094,391   $      553,290   $      207,746   $    8,408,586   $    4,089,067
                                --------------   --------------   --------------   --------------   --------------   --------------

                                  GLOBAL TOTAL RETURN SERIES        GOVERNMENT SECURITIES SERIES           HIGH YIELD SERIES
                                -------------------------------   -------------------------------   -------------------------------
                                          DECEMBER 31,                      DECEMBER 31,                      DECEMBER 31,
                                -------------------------------   -------------------------------   -------------------------------
                                     2004             2003             2004             2003             2004             2003
                                -------------------------------   -------------------------------   -------------------------------
Distributions declared from:
Ordinary income                 $    4,172,790   $    2,282,887   $   40,795,150   $   45,340,898   $   31,912,516   $   34,953,137
Long-term capital gain                      --               --               --        6,296,006               --               --
                                --------------   --------------   --------------   --------------   --------------   --------------
Total distributions declared    $    4,172,790   $    2,282,887   $   40,795,150   $   51,636,904   $   31,912,516   $   34,953,137
                                --------------   --------------   --------------   --------------   --------------   --------------

                                   INTERNATIONAL VALUE SERIES           MONEY MARKET SERIES             STRATEGIC INCOME SERIES
                                -------------------------------   -------------------------------   -------------------------------
                                          DECEMBER 31,                      DECEMBER 31,                      DECEMBER 31,
                                -------------------------------   -------------------------------   -------------------------------
                                     2004             2003             2004             2003             2004             2003
                                -------------------------------   -------------------------------   -------------------------------
Distributions declared from:
Ordinary income                 $      542,884   $      548,707   $    3,275,930   $    3,887,060   $    4,577,175   $    3,556,078
Long-term capital gain                      --               --               --               --               --               --
                                --------------   --------------   --------------   --------------   --------------   --------------
Total distributions declared    $      542,884   $      548,707   $    3,275,930   $    3,887,060   $    4,577,175   $    3,556,078
                                --------------   --------------   --------------   --------------   --------------   --------------

During the year ended December 31, 2004, the following amounts were reclassified due to differences between book and tax accounting, which may include foreign currency transactions, foreign taxes, passive foreign investment companies, defaulted bonds, and amortization and accretion on debt securities.

                                                                          EMERGING MARKETS   GLOBAL GOVERNMENTS    GLOBAL TOTAL
                                                          BOND SERIES      EQUITY SERIES           SERIES         RETURN SERIES
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                          $      159,136    $            2      $           --     $           --
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency transactions           (1,606,273)          157,542          (4,495,219)        (3,867,011)
Accumulated undistributed net investment income (loss)        1,447,137          (157,544)          4,495,219          3,867,011

                                                           GOVERNMENT
                                                           SECURITIES        HIGH YIELD       INTERNATIONAL     STRATEGIC INCOME
                                                             SERIES            SERIES          VALUE SERIES          SERIES
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                          $    1,186,018    $       14,730     $           --     $      187,652
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency transactions           (2,858,624)       (1,485,091)             4,785           (648,401)
Accumulated undistributed net investment income (loss)        1,672,606         1,470,361             (4,785)           460,749

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                            EMERGING           GLOBAL             GLOBAL          GOVERNMENT
                                              BOND           MARKETS         GOVERNMENTS       TOTAL RETURN       SECURITIES
                                             SERIES       EQUITY SERIES        SERIES             SERIES            SERIES
------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income            $   14,156,055   $      487,008    $    6,703,471    $   10,132,156    $   31,698,736
Undistributed long-term capital gain          3,592,263          271,398            96,874         8,623,155                --
Capital loss carryforward                            --               --                --       (12,033,502)       (7,809,032)
Unrealized appreciation (depreciation)        7,993,670       16,862,162         5,563,401        28,247,410         9,923,450
Other temporary differences                          --          (93,831)       (1,963,960)       (2,001,169)               (5)

                                              HIGH         INTERNATIONAL          MONEY          STRATEGIC
                                              YIELD            VALUE             MARKET           INCOME
                                             SERIES           SERIES             SERIES           SERIES
-------------------------------------------------------------------------------------------------------------
Undistributed ordinary income            $   31,882,505    $    1,165,815    $        1,784    $    6,199,820
Undistributed long-term capital gain                 --         2,076,145                --           625,373
Capital loss carryforward                  (102,702,104)               --            (1,113)               --
Unrealized appreciation (depreciation)        6,843,919        20,648,231                --         5,020,772
Other temporary differences                    (575,972)          (25,762)               --        (1,623,158)

At December 31, 2004, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                       GLOBAL TOTAL        GOVERNMENT
EXPIRATION DATE                       RETURN SERIES*    SECURITIES SERIES
-------------------------------------------------------------------------
December 31, 2009                     $   (6,305,104)   $              --
December 31, 2010                         (5,728,398)                  --
December 31, 2011                                 --           (4,003,424)
December 31, 2012                                 --           (3,805,608)
                                      --------------    -----------------
Total                                 $  (12,033,502)   $      (7,809,032)
                                      ==============    =================

                                           HIGH            MONEY MARKET
EXPIRATION DATE                        YIELD SERIES           SERIES
-------------------------------------------------------------------------
December 31, 2006                     $   (5,629,227)   $              --
December 31, 2007                         (6,145,967)                  --
December 31, 2008                         (6,617,797)                  --
December 31, 2009                        (37,568,488)                (776)
December 31, 2010                        (46,740,625)                  --
December 31, 2011                                 --                 (271)
December 31, 2012                                 --                  (66)
                                      --------------    -----------------
Total                                 $ (102,702,104)   $          (1,113)
                                      ==============    =================

*The availability of a portion of these respective capital loss carryforwards, which were acquired on September 5, 2003, in connection with the Sun Life Global Asset Allocation Fund acquisition, may be limited in a given year.

For Emerging Markets Equity Series and International Value Series, realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses (excluding taxes, extraordinary expenses and brokerage and transaction cost) in excess of the expense limitation indicated below, based on the average net assets of each series. Management fees and expense limitations are as follows:

                                                        MANAGEMENT         EXPENSE
                                                            FEE           LIMITATION
          --------------------------------------------------------------------------------
          Bond Series                                     0.60%               N/A
          Emerging Markets Equity Series                  1.05%#              N/A
          Global Governments Series                       0.75%###           1.25%
          Global Total Return Series                      0.75%###            N/A
          Government Securities Series                    0.55%              1.25%
          High Yield Series                               0.75%###           1.25%
          International Value Series                      0.90%##             N/A
          Money Market Series                             0.50%####          0.60*
          Strategic Income Series                         0.75%               N/A

# The management fee for the Emerging Markets Equity Series is 1.05% of the first $500 million of average net assets and 1.00% on average net assets in excess of $500 million.

## The management fee for the International Value Series is 0.90% of the first $1 billion of average net assets, 0.80% on average daily net assets in excess of $1 billion and up to $2 billion, and 0.70% on average net assets in excess of $2 billion.

### The management fee for the Global Governments Series and Global Total Return Series is 0.75% of the first $300 million of average net assets of each series and 0.675% on the average daily net assets of each series in excess of $300 million. The management fee for the High Yield Series is 0.75% of the first $1 billion of average daily net assets. The management fee is reduced to 0.70% of the average daily net assets in excess of $1 billion.

#### The management fee for the Money Market Series is 0.50% of the first $500 million of average daily net assets. The management fee is reduced to 0.45% of the average daily net assets in excess of $500 million.

*Total expense limitation is 0.60% and 0.85%, respectively, for the Initial Class and Service Class Shares.

During the year ended December 31, 2004, International Value Series received a payment from the investment advisor to reimburse the series for a loss on an investment not meeting the investment guidelines of the series. The amount of the payment received was $11,832. This amount is separately disclosed in the Statement of Operations and the Statement of Changes in Net Assets. The effect of this payment on the series' total return is disclosed in the Financial Highlights.

Each series pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Each series and certain other MFS funds (the "funds") have entered into a services agreement (the "Agreement") which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to provide office space and other administrative support and supplies to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The International Value Series' and Global Total Return Series' investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. On July 28, 2004, the series accrued an estimate of the amount to be received pursuant to this matter in the amount of $942 and $2,205, respectively, which did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

Administrator -- MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the series paid MFS an administrative fee up to the following annual percentage rates of the series average daily net assets:

          First $2 billion                                  0.0175%
          Next $2.5 billion                                 0.0130%
          Next $2.5 billion                                 0.0005%
          In excess of $7 billion                           0.0000%

Effective April 1, 2004, the series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

          First $2 billion                                  0.01120%
          Next $2.5 billion                                 0.00832%
          Next $2.5 billion                                 0.00032%
          In excess of $7 billion                           0.00000%

For the year ended December 31, 2004, each series paid MFS the following:

                                                                       % OF
                                                    ADMINISTRATOR     AVERAGE
                                                        FEES         NET ASSETS
--------------------------------------------------------------------------------
          Bond Series                               $      23,236     0.00934%
          Emerging Markets Equity Series                    4,990     0.00905%
          Global Governments Series                         6,253     0.00933%
          Global Total Return Series                       15,252     0.00907%
          Government Securities Series                     68,921     0.00932%
          High Yield Series                                39,450     0.00930%
          International Value Series                        6,423     0.00866%
          Money Market Series                              40,417     0.00934%
          Strategic Income Series                           8,381     0.00920%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the year ended December 31, 2004 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                               EMERGING MARKETS      GLOBAL
                                                    BOND            EQUITY        GOVERNMENTS      GLOBAL TOTAL
                                                   SERIES           SERIES           SERIES       RETURN SERIES
----------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                     $   38,659,832   $           --   $   19,894,439   $   21,317,729
                                               ==============   ==============   ==============   ==============
Investments (non-U.S. government securities)   $   81,538,551   $   59,848,868   $   54,033,002   $  117,541,768
                                               ==============   ==============   ==============   ==============

Sales
U.S. government securities                     $   42,288,236   $           --   $   21,684,800   $   23,966,371
                                               ==============   ==============   ==============   ==============
Investments (non-U.S. government securities)   $   97,705,580   $   59,222,516   $   59,207,263   $  130,259,582
                                               ==============   ==============   ==============   ==============

                                                 GOVERNMENT                      INTERNATIONAL      STRATEGIC
                                                 SECURITIES       HIGH YIELD         VALUE           INCOME
                                                   SERIES           SERIES          SERIES           SERIES
----------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                     $  593,380,143   $           --   $           --   $   14,353,864
                                               ==============   ==============   ==============   ==============
Investments (non-U.S. government securities)   $   14,149,813   $  277,456,278   $   53,275,477   $   49,840,225
                                               ==============   ==============   ==============   ==============

Sales
U.S. government securities                     $  695,647,373   $           --               --   $   12,868,987
                                               ==============   ==============   ==============   ==============
Investments (non-U.S. government securities)   $    2,264,833   $  312,856,191   $   47,290,743   $   53,418,624
                                               ==============   ==============   ==============   ==============


Purchases and sales of investments for the Money Market Series, which consist solely of short-term obligations, amounted to $7,174,868,745 and $7,323,039,440, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

                                                                  EMERGING          GLOBAL           GLOBAL         GOVERNMENT
                                                   BOND            MARKETS        GOVERNMENTS     TOTAL RETURN      SECURITIES
                                                  SERIES        EQUITY SERIES       SERIES           SERIES           SERIES
--------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                 $ 226,496,579    $  48,514,215    $  60,742,727    $ 152,518,908    $ 713,059,427
                                               =============    =============    =============    =============    =============
Gross unrealized appreciation                  $   9,427,645    $  17,050,054    $   5,558,279    $  28,608,906    $  11,956,308
Gross unrealized depreciation                     (1,440,924)        (195,330)         (49,825)        (438,868)      (2,032,858)
                                               -------------    -------------    -------------    -------------    -------------
  Net unrealized appreciation (depreciation)   $   7,986,721    $  16,854,724    $   5,508,454    $  28,170,038    $   9,923,450
                                               =============    =============    =============    =============    =============

                                                                INTERNATIONAL         MONEY         STRATEGIC
                                                 HIGH YIELD         VALUE            MARKET          INCOME
                                                   SERIES          SERIES            SERIES          SERIES
----------------------------------------------------------------------------------------------------------------
Aggregate cost                                 $  416,131,758   $   89,050,660   $  369,660,948   $   84,053,804
                                               ==============   ==============   ==============   ==============
Gross unrealized appreciation                  $   12,212,228   $   21,488,121   $           --   $    5,349,005
Gross unrealized depreciation                      (5,372,268)        (846,927)              --         (335,209)
                                               --------------   --------------   --------------   --------------
  Net unrealized appreciation (depreciation)   $    6,839,960   $   20,641,194   $           --   $    5,013,796
                                               ==============   ==============   ==============   ==============

(5) SHARES OF BENEFICIAL INTEREST

Each series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                 BOND SERIES
                                     --------------------------------------------------------------------
                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
INITIAL CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               5,071,162    $   61,086,732         8,518,314    $  103,456,069
Shares issued to shareholders
  in reinvestment of distributions        1,205,629        13,623,611           913,627        10,972,659
Shares reacquired                        (8,878,390)     (106,999,719)      (11,177,186)     (135,237,773)
                                     --------------    --------------    --------------    --------------
Net change                               (2,601,599)   $  (32,289,376)       (1,745,245)   $  (20,809,045)
                                     ==============    ==============    ==============    ==============

                                                        EMERGING MARKETS EQUITY SERIES
                                     --------------------------------------------------------------------
                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
INITIAL CLASS                            SHARES            AMOUNT             SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               3,317,958    $   45,643,027         3,586,252    $   36,502,780
Shares issued to shareholders
  in reinvestment of distributions           41,395           506,672            22,566           196,547
Shares reacquired                        (3,422,783)      (46,843,179)       (3,552,667)      (34,722,921)
                                     --------------    --------------    --------------    --------------
Net change                                  (63,430)   $     (693,480)           56,151    $    1,976,406
                                     ==============    ==============    ==============    ==============

                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
SERVICE CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              11,543,356    $  138,961,201         6,013,204    $   72,838,218
Shares issued to shareholders
  in reinvestment of distributions          465,808         5,240,338           177,254         2,121,732
Shares reacquired                       (11,276,829)     (135,583,617)       (3,959,389)      (48,038,093)
                                     --------------    --------------    --------------    --------------
Net change                                  732,335    $    8,617,922         2,231,069    $   26,921,857
                                     ==============    ==============    ==============    ==============

                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
SERVICE CLASS                            SHARES            AMOUNT             SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 495,061    $    6,772,071           661,605    $    6,730,289
Shares issued to shareholders
  in reinvestment of distributions            3,824            46,618             1,290            11,199
Shares reacquired                          (495,573)       (6,796,491)         (512,906)       (5,054,383)
                                     --------------    --------------    --------------    --------------
Net change                                    3,312    $       22,198           149,989    $    1,687,105
                                     ==============    ==============    ==============    ==============

                                                          GLOBAL GOVERNMENTS SERIES
                                     --------------------------------------------------------------------
                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
INITIAL CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               3,105,655    $   37,822,314         4,426,516    $   53,689,650
Shares issued in connection with
 acquisition of
  MFS Sun Life Global Asset
   Allocation Fund                               --                --                --                --
Shares issued to shareholders in
  reinvestment of distributions             726,417         7,801,714           314,821         3,796,736
Shares reacquired                        (4,045,789)      (48,878,366)       (5,530,631)      (66,865,020)
                                     --------------    --------------    --------------    --------------
Net change                                 (213,717)   $   (3,254,338)         (789,294)   $   (9,378,634)
                                     ==============    ==============    ==============    ==============

                                                          GLOBAL TOTAL RETURN SERIES
                                     --------------------------------------------------------------------
                                               YEAR ENDED                           YEAR ENDED
                                            DECEMBER 31, 2004                    DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
INITIAL CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               2,848,109    $   46,670,802         2,379,356    $   34,051,595
Shares issued in connection with
 acquisition of
  MFS Sun Life Global Asset
   Allocation Fund                               --                --         4,463,188        62,618,528
Shares issued to shareholders in
  reinvestment of distributions             257,636         3,877,428           156,949         2,121,952
Shares reacquired                        (3,818,141)      (62,193,006)       (3,130,328)      (44,587,980)
                                     --------------    --------------    --------------    --------------
Net change                                 (712,396)   $  (11,644,776)        3,869,165    $   54,204,095
                                     ==============    ==============    ==============    ==============

                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
SERVICE CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 387,025    $    4,673,245           586,594    $    7,085,614
Shares issued in connection with
 acquisition of
  MFS Sun Life Global Asset
   Allocation Fund                               --                --                --                --
Shares issued to shareholders in
  reinvestment of distributions              56,770           606,872            24,341           292,331
Shares reacquired                          (468,575)       (5,628,376)         (533,289)       (6,429,522)
                                     --------------    --------------    --------------    --------------
Net change                                  (24,780)   $     (348,259)           77,646    $      948,423
                                     ==============    ==============    ==============    ==============

                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
SERVICE CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 566,152    $    9,254,717           531,379    $    7,586,250
Shares issued in connection with
 acquisition of
  MFS Sun Life Global Asset
   Allocation Fund                               --                --           163,179         2,281,243
Shares issued to shareholders in
  reinvestment of distributions              19,704           295,362            11,930           160,935
Shares reacquired                          (512,982)       (8,408,339)         (403,843)       (5,809,244)
                                     --------------    --------------    --------------    --------------
Net change                                   72,874    $    1,141,740           302,645    $    4,219,184
                                     ==============    ==============    ==============    ==============

                                                         GOVERNMENT SECURITIES SERIES
                                     --------------------------------------------------------------------
                                                YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
INITIAL CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              40,533,635    $  535,793,081        48,615,846    $  661,291,502
Shares issued to shareholders in
  reinvestment of distributions           2,469,358        30,916,358         3,292,509        44,086,698
Shares reacquired                       (52,340,280)     (691,733,093)      (68,425,724)     (924,384,825)
                                     --------------    --------------    --------------    --------------
Net change                               (9,337,287)   $ (125,023,654)      (16,517,369)   $ (219,006,625)
                                     ==============    ==============    ==============    ==============

                                                              HIGH YIELD SERIES
                                     --------------------------------------------------------------------
                                                YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
INITIAL CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              32,287,107    $  230,054,193        40,240,208    $  275,485,544
Shares issued to shareholders in
  reinvestment of distributions           3,895,806        25,517,531         4,525,981        29,599,917
Shares reacquired                       (42,095,125)     (299,588,726)      (41,794,394)     (284,722,941)
                                     --------------    --------------    --------------    --------------
Net change                               (5,912,212)   $  (44,017,002)        2,971,795    $   20,362,520
                                     ==============    ==============    ==============    ==============

                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
SERVICE CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              36,404,580    $  478,360,783        19,569,763    $  263,850,175
Shares issued to shareholders in
  reinvestment of distributions             791,570         9,878,792           565,135         7,550,206
Shares reacquired                       (34,486,780)     (453,189,018)      (16,802,233)     (226,148,149)
                                     --------------    --------------    --------------    --------------
Net change                                2,709,370    $   35,050,557         3,332,665    $   45,252,232
                                     ==============    ==============    ==============    ==============

                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
SERVICE CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              24,759,395    $  175,223,437        19,509,181    $  133,457,842
Shares issued to shareholders in
  reinvestment of distributions             980,826         6,394,985           821,046         5,353,220
Shares reacquired                       (24,321,573)     (172,225,545)      (13,462,615)      (91,235,553)
                                     --------------    --------------    --------------    --------------
Net change                                1,418,648    $    9,392,877         6,867,612    $   47,575,509
                                     ==============    ==============    ==============    ==============

                                                          INTERNATIONAL VALUE SERIES
                                     --------------------------------------------------------------------
                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
INITIAL CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               2,841,851    $   39,146,547         2,114,125    $   22,031,275
Shares issued to shareholders in
  reinvestment of distributions              40,749           505,289            54,814           526,764
Shares reacquired                        (2,410,210)      (33,083,568)       (2,643,234)      (27,028,162)
                                     --------------    --------------    --------------    --------------
Net change                                  472,390    $    6,568,268          (474,295)   $   (4,470,123)
                                     ==============    ==============    ==============    ==============

                                                             MONEY MARKET SERIES
                                     --------------------------------------------------------------------
                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
INITIAL CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             240,019,262    $  240,019,262       356,969,984    $  356,969,984
Shares issued to shareholders in
  reinvestment of distributions           2,750,581         2,750,581         3,676,461         3,676,461
Shares reacquired                      (386,329,180)     (386,329,180)     (624,618,965)     (624,618,965)
                                     --------------    --------------    --------------    --------------
Net change                             (143,559,337)   $ (143,559,337)     (263,972,520)   $ (263,972,520)
                                     ==============    ==============    ==============    ==============

                                               YEAR ENDED                          YEAR ENDED
                                     --------------------------------------------------------------------
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
SERVICE CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 489,087    $    6,684,295           804,308    $    8,016,668
Shares issued to shareholders in
  reinvestment of distributions               3,037            37,595             2,283            21,942
Shares reacquired                          (433,613)       (5,915,376)         (669,560)       (6,674,805)
                                     --------------    --------------    --------------    --------------
Net change                                   58,511    $      806,514           137,031    $    1,363,805
                                     ==============    ==============    ==============    ==============

                                               YEAR ENDED                          YEAR ENDED
                                     --------------------------------------------------------------------
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
SERVICE CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             242,738,366    $  242,738,366       200,981,677    $  200,981,677
Shares issued to shareholders in
  reinvestment of distributions             525,349           525,349           210,600           210,600
Shares reacquired                      (204,858,753)     (204,858,753)     (204,556,943)     (204,556,943)
                                     --------------    --------------    --------------    --------------
Net change                               38,404,962    $   38,404,962        (3,364,666)   $   (3,364,666)
                                     ==============    ==============    ==============    ==============

                                                      STRATEGIC INCOME SERIES
                                     --------------------------------------------------------------------
                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
INITIAL CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               3,253,893    $   36,025,626         4,133,384    $   44,207,581
Shares issued to shareholders in
  reinvestment of distributions             305,783         3,174,021           272,761         2,858,537
Shares reacquired                        (3,836,156)      (42,429,005)       (3,856,341)      (41,334,838)
                                     --------------    --------------    --------------    --------------
Net change                                 (276,480)   $   (3,229,358)          549,804    $    5,731,280
                                     ==============    ==============    ==============    ==============

                                               YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                     --------------------------------    --------------------------------
SERVICE CLASS                            SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               2,607,127    $   28,789,259         2,078,301    $   22,162,933
Shares issued to shareholders in
  reinvestment of distributions             135,833         1,403,154            66,750           697,541
Shares reacquired                        (2,511,605)      (27,208,187)       (1,508,887)      (16,177,445)
                                     --------------    --------------    --------------    --------------
Net change                                  231,355    $    2,984,226           636,164    $    6,683,029
                                     ==============    ==============    ==============    ==============

(6) LINE OF CREDIT

Each series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The interest and commitment fee allocated to each series, and included in miscellaneous expense for the year ended December 31, 2004 was as follows.

                                                           INTEREST EXPENSE AND
                                                              COMMITMENT FEE
          ---------------------------------------------------------------------
          Bond Series                                          $      1,958
          Emerging Markets Equity Series                              1,216
          Global Governments Series                                     524
          Global Total Return Series                                  1,734
          Government Securities Series                                5,824
          High Yield Series                                           6,780
          International Value Series                                    397
          Money Market Series                                         1,700
          Strategic Income Series                                       249

Each series had no significant borrowings during the year ended December 31, 2004.

(7) FINANCIAL INSTRUMENTS

Certain series trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS -- GLOBAL GOVERNMENTS SERIES

                                                 NUMBER OF        PREMIUMS
                                                 CONTRACTS        RECEIVED
          ------------------------------------------------------------------
          Outstanding, beginning of period                --    $         --
          Options written                                  1          14,054
          Options expired                                 (1)        (14,054)
                                                ------------    ------------
          Outstanding, end of period                      --    $         --
                                                ============    ============

WRITTEN OPTION TRANSACTIONS -- GLOBAL TOTAL RETURN SERIES

                                                 NUMBER OF        PREMIUMS
                                                 CONTRACTS        RECEIVED
          ------------------------------------------------------------------
          Outstanding, beginning of period                --    $         --
          Options written                                  1          13,092
          Options expired                                 (1)        (13,092)
                                                ------------    ------------
          Outstanding, end of period                      --    $         --
                                                ============    ============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL GOVERNMENTS SERIES

                                                                                                              NET UNREALIZED
                                                             CONTRACTS TO                         CONTRACTS    APPRECIATION
                             SETTLEMENT DATE               DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
                  Sales
                                   2/10/2005          AUD       1,235,137      $    927,662     $    961,882  $      (34,220)
                                   1/12/2005          CAD       1,616,126         1,348,276        1,346,508           1,768
                                   2/14/2005          DKK      11,364,753         1,975,359        2,070,337         (94,978)
                         1/19/2005-2/14/2005          EUR      12,006,187        15,672,300       16,266,129        (593,829)
                                   1/12/2005          GBP       1,369,162         2,519,259        2,621,939        (102,680)
                                    1/5/2005          JPY   1,694,972,015        16,372,354       16,497,790        (125,436)
                                    1/3/2005          NOK       1,972,517           324,657          324,151             506
                                   2/10/2005          NZD       4,652,849         3,263,834        3,325,677         (61,843)
                                   2/14/2005          SEK       1,313,220           189,988          197,298          (7,310)
                                                                               ------------     ------------  --------------
                                                                               $ 42,593,689     $ 43,611,711  $   (1,018,022)
                                                                               ============     ============  ==============
                  Purchases
                                   2/10/2005          AUD         430,829      $    328,226     $    335,514  $        7,288
                                   1/12/2005          CAD         385,812           322,500          321,447          (1,053)
                                   2/15/2005          CHF         420,000           365,975          368,850           2,875
                                   1/26/2005          CZK       8,080,308           342,400          360,468          18,068
                                   2/14/2005          DKK      13,081,794         2,306,442        2,383,133          76,691
                         1/19/2005-2/14/2005          EUR       6,653,627         8,723,984        9,015,514         291,530
                                   1/12/2005          GBP         235,000           447,828          450,024           2,196
                           1/5/2005-3/4/2005          JPY   3,298,559,918        31,584,482       32,171,287         586,805
                          1/3/2005-2/14/2005          NOK       3,945,034           646,526          648,526           2,000
                                   1/26/2005          PLN         978,196           303,995          322,948          18,953
                                   2/14/2005          SEK       7,529,965         1,125,871        1,131,300           5,429
                                                                               ------------     ------------  --------------
                                                                               $ 46,498,229     $ 47,509,011  $    1,010,782
                                                                               ============     ============  ==============

At December 31, 2004, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $23,026 with Merrill Lynch International.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL TOTAL RETURN SERIES

                                                                                                              NET UNREALIZED
                                                             CONTRACTS TO                         CONTRACTS    APPRECIATION
                             SETTLEMENT DATE               DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
                  Sales
                                   2/10/2005          AUD       1,151,176       $    864,602    $    896,495  $      (31,893)
                                   1/12/2005          CAD       1,728,748          1,442,232       1,440,341           1,891
                                   2/14/2005          DKK       9,141,893          1,588,513       1,665,395         (76,882)
                         1/19/2005-2/14/2005          EUR      10,241,230         13,353,632      13,874,643        (521,011)
                                   1/12/2005          GBP       1,391,140          2,559,698       2,664,027        (104,329)
                                    1/5/2005          JPY   1,630,433,099         15,747,978      15,869,609        (121,631)
                                    1/3/2005          NOK       2,095,019            344,819         344,282             537
                                   2/10/2005          NZD       4,743,510          3,327,430       3,390,478         (63,048)
                                   2/14/2005          SEK         151,305             21,686          22,732          (1,046)
                                                                                ------------    ------------  --------------
                                                                                $ 39,250,590    $ 40,168,002  $     (917,412)
                                                                                ============    ============  ==============
                  Purchases
                                   2/10/2005          AUD         461,920       $    351,913    $    359,727  $        7,814
                                   1/12/2005          CAD         413,926            346,000         344,871          (1,129)
                                   2/15/2005          CHF         409,192            356,557         359,358           2,801
                                   1/26/2005          CZK       8,433,673            357,374         376,232          18,858
                                   2/14/2005          DKK       9,370,591          1,652,119       1,707,057          54,938
                         1/19/2005-2/14/2005          EUR       6,581,088          8,624,930       8,917,090         292,160
                                   1/12/2005          GBP         258,000            491,658         494,069           2,411
                           1/5/2005-3/4/2005          JPY   3,217,214,332         30,803,055      31,377,810         574,755
                          1/3/2005-2/14/2005          NOK       4,190,038            686,678         688,802           2,124
                                   1/26/2005          PLN       1,172,726            364,450         387,172          22,722
                                   2/14/2005          SEK       7,380,037          1,107,230       1,108,775           1,545
                                                                                ------------    ------------  --------------
                                                                                $ 45,141,964    $ 46,120,963  $      978,999
                                                                                ============    ============  ==============

At December 31, 2004, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $45,153 with Merrill Lynch International.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- HIGH YIELD SERIES

                                                                                                              NET UNREALIZED
                                                                               CONTRACTS TO       CONTRACTS    APPRECIATION
                             SETTLEMENT DATE               DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
                  Sales
                        01/19/2005-2/14/2005          EUR     6,943,543        $  8,996,555     $  9,408,083  $     (411,528)
                                   2/14/2005          SEK       319,639              45,812           48,023          (2,211)
                                                                               ------------     ------------  --------------
                                                                               $  9,042,367     $  9,456,106  $     (413,739)
                                                                               ============     ============  ==============
                  Purchases
                       01/19/2005-02/14/2005          EUR     1,239,673        $  1,635,880     $  1,679,593  $       43,713
                                                                               ============     ============  ==============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- STRATEGIC INCOME SERIES

                                                                                                              NET UNREALIZED
                                                                               CONTRACTS TO       CONTRACTS    APPRECIATION
                             SETTLEMENT DATE               DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
                  Sales

                                   2/10/2005          AUD       434,414        $    325,249     $    338,307  $      (13,058)
                                   2/14/2005          DKK     4,599,564             799,229          837,911         (38,682)
                         1/19/2005-2/14/2005          EUR     8,609,294          11,166,630       11,665,010        (498,380)
                                   1/12/2005          GBP       739,726           1,361,096        1,416,572         (55,476)
                                   2/10/2005          NZD     1,566,772           1,098,782        1,119,868         (21,086)
                                                                               ------------     ------------  --------------
                                                                               $ 14,750,986     $ 15,377,668  $     (626,682)
                                                                               ============     ============  ==============
                  Purchases
                                   2/14/2005          DKK     4,324,527        $    762,568     $    787,807  $       25,239
                         1/19/2005-2/14/2005          EUR     1,684,371           2,224,299        2,282,236          57,937
                                   2/14/2005          SEK     5,124,581             743,472          769,916          26,444
                                                                               ------------     ------------  --------------
                                                                               $  3,730,339     $  3,839,959  $      109,620
                                                                               ============     ============  ==============

At December 31, 2004, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $70,793 with Merrill Lynch International.

At December 31, 2004, each series had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS -- BOND SERIES

                                                                                          UNREALIZED
                                                                                         APPRECIATION
DESCRIPTION                               EXPIRATION      CONTRACTS       POSITION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------
U.S. 5-Yr. Treasury Notes                 March 2005         48            Short          $ (39,198)

FUTURE CONTRACTS -- GLOBAL GOVERNMENTS SERIES

                                                                                          UNREALIZED
                                                                                         APPRECIATION
DESCRIPTION                               EXPIRATION      CONTRACTS       POSITION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Japan Government Bonds 10 Year            March 2005          2            Long           $ (20,073)

FUTURE CONTRACTS -- GLOBAL TOTAL RETURN SERIES

                                                                                          UNREALIZED
                                                                                         APPRECIATION
DESCRIPTION                               EXPIRATION      CONTRACTS       POSITION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Japan Government Bonds 10 Year            March 2005         2             Long           $ (5,417)

FUTURE CONTRACTS -- GOVERNMENT SECURITIES SERIES

                                                                                          UNREALIZED
                                                                                         APPRECIATION
DESCRIPTION                               EXPIRATION      CONTRACTS       POSITION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Euro Dollar                                June 2005          56           Long           $  (10,738)
Euro Dollar                                June 2006          56           Short               7,721
U.S. 10-Yr. Treasury Notes                March 2005         205           Short            (287,524)
U.S. 2-Yr. Treasury Notes                 March 2005         158           Short             (40,151)
U.S. 5-Yr. Treasury Notes                 March 2005          94           Short             (17,407)
U.S. Treasury Bonds                       March 2005          69           Long              (80,161)
                                                                                          ----------
                                                                                          $ (428,260)
                                                                                          ==========

FUTURE CONTRACTS -- STRATEGIC INCOME SERIES

                                                                                          UNREALIZED
                                                                                         APPRECIATION
DESCRIPTION                               EXPIRATION      CONTRACTS       POSITION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------
U.S. 10-Yr. Treasury Notes                March 2005         53            Short          $ (74,336)

At December 31, 2004, each series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005. It is expected that this distribution will be made by the SEC to the affected MFS funds on or around February 14, 2005.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are RIGGS V. MFS ET AL., CASE NO. 04-CV-01162-JFM (direct), HAMMERSLOUGH
V. MFS ET AL., CASE NO. 04-MD-01620 (derivative) and ANITA WALKER V. MFS ET AL., CASE NO. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE
V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10584 (GAO) (March 25, 2004); EDDINGS V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10764 (GAO) (April 15,
2004); MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. CO., ET AL., No. 04cv11458 (GAO) (May 4, 2004); and KOSLOW V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv11019 (GAO) (May 20, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution (which has been accrued to the affected funds and is expected to be distributed on or around February 14, 2005) to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of MFS/Sun Life Series Trust (the "Trust"), comprising Bond Series, Emerging Markets Equity Series, Global Governments Series, Global Total Return Series, Government Securities Series, High Yield Series, International Value Series, Money Market Series and Strategic Income Series as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bound Series, Emerging Markets Equity Series, Global Governments Series, Global Total Return Series, Government Securities Series, High Yield Series, International Value Series, Money Market Series, and Strategic Income Series as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 24, 2005

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION (Unaudited)

The series below has designated the following as a capital gain dividend for the year ended December 31, 2004.

                                                         LONG-TERM
                                                       CAPITAL GAINS
            --------------------------------------------------------
            Bond Series                                $   2,879,247

For the year ended December 31, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations was as follows:

                                                       DIVIDENDS RECEIVED
                                                           REDUCTION
            -------------------------------------------------------------
            Global Total Return Series                       13.56%
            High Yield Series                                 0.97%
            International Value Series                        0.75%

For the year ended December 31, 2004, income from foreign sources and the foreign tax credit were as follows:

                                              INTEREST AND
                                               DIVIDENDS         TAXES
            --------------------------------------------------------------
            Emerging Markets Equity Series   $   1,650,045   $     369,097
            Global Total Return Series           3,638,932         162,198
            International Value Series           2,073,607         200,039

MFS/SUN LIFE SERIES TRUST
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of February 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD         TRUSTEE/OFFICER              PRINCIPAL OCCUPATION DURING THE PAST
  NAME, DATE OF BIRTH             WITH FUND                SINCE(1)                  FIVE YEARS AND OTHER DIRECTORSHIPS(2)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

C. James Prieur(3)                 Trustee                 July 1999        Sun Life Assurance Company of Canada, President and
(born 04/21/51)                                                             Chief Operating Officer

David D. Horn(3)                   Trustee                 April 1986       Private investor; Retired; Sun Life Assurance Company
(born 06/07/41)                                                             of Canada, Former Senior Vice President and General
                                                                            Manager for the United States (until 1997)

INDEPENDENT TRUSTEES

J. Kermit Birchfield               Chairman                 May 1997        Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                             Managing Director; Displaytech, Inc. (manufacturer of
                                                                            liquid crystal display technology), Director

Robert C. Bishop                   Trustee                  May 2001        AutoImmune Inc. (pharmaceutical product development),
(born 01/13/43)                                                             Chairman, President and Chief Executive Officer;
                                                                            Caliper Life Sciences Corp. (laboratory analytical
                                                                            instruments), Director; Millipore Corporation
                                                                            (purification/filtration products), Director; Quintiles
                                                                            Transnational Corp. (contract services to the medical
                                                                            industry), Director

Frederick H. Dulles                Trustee                  May 2001        Ten State Street LLP (law firm), Partner; McFadden,
(born 03/12/42)                                                             Pilkington & Ward LLP (solicitors and registered
                                                                            foreign lawyers), Partner (until June 2003); Jackson &
                                                                            Nash, LLP (law firm), Of Counsel (January 2000 to
                                                                            November 2000)

Derwyn F. Phillips                 Trustee                 April 1986       Retired
(born 08/31/30)

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD         TRUSTEE/OFFICER              PRINCIPAL OCCUPATION DURING THE PAST
  NAME, DATE OF BIRTH             WITH FUND                SINCE(1)                  FIVE YEARS AND OTHER DIRECTORSHIPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Ronald G. Steinhart                Trustee                  May 2001        Private investor; Bank One, Texas N.A., Vice Chairman
(born 06/15/40)                                                             and Director (January 2000 to January 2001); Bank One
                                                                            Corporation, Officer (until January 2000); Carreker
                                                                            Corporation (consultant and technology provider to
                                                                            financial institutions), Director; Prentiss Properties
                                                                            Trust (real estate investment trust), Director; United
                                                                            Auto Group, Inc. (automotive retailer), Director

Haviland Wright                    Trustee                  May 2001        Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                             Center, Center Director (since March 2002);
                                                                            Displaytech, Inc. (manufacturer of liquid crystal
                                                                            display technology), Chairman and Chief Executive
                                                                            Officer (until March 2002)

TRUSTEES EMERITUS

Garth Marston                  Trustee Emeritus                             Retired
(born 04/28/26)

Samuel Adams                   Trustee Emeritus                             Retired
(born 10/19/25)

OFFICERS

Robert J. Manning(4)              President              February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                             Executive Officer, President, Chief Investment Officer
                                                                            and Director

James R. Bordewick, Jr.(4)   Assistant Secretary         February 1997      Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)              and Assistant Clerk                            President and Associate General Counsel

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD         TRUSTEE/OFFICER              PRINCIPAL OCCUPATION DURING THE PAST
  NAME, DATE OF BIRTH             WITH FUND                SINCE(1)                  FIVE YEARS AND OTHER DIRECTORSHIPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey N. Carp(4)            Secretary and Clerk        September 2004     Massachusetts Financial Services Company, Executive
(born 12/1/56)                                                              Vice President, General Counsel and Secretary (since
                                                                            April 2004); Hale and Dorr LLP (law firm), Partner
                                                                            (prior to April 2004)

Stephanie A. DeSisto(4)       Assistant Treasurer           May 2003        Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                             President (since April 2003); Brown Brothers Harriman &
                                                                            Co., Senior Vice President (November 2002 to April
                                                                            2003); ING Groep N.V./Aeltus Investment Management,
                                                                            Senior Vice President (prior to November 2002)

James F. DesMarais(4)         Assistant Secretary        September 2004     Massachusetts Financial Services Company, Assistant
(born 03/09/61)               and Assistant Clerk                           General Counsel

Richard M. Hisey(4)               Treasurer               August 2002       Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                             President (since July 2002); The Bank of New York,
                                                                            Senior Vice President (September 2000 to July 2002);
                                                                            Lexington Global Asset Managers, Inc., Executive Vice
                                                                            President and Chief Financial Officer (prior to
                                                                            September 2000); Lexington Funds, Chief Financial
                                                                            Officer (prior to September 2000)

Brian T. Hourihan(4)          Assistant Secretary        September 2004     Massachusetts Financial Services Company, Vice
(born 11/11/64)               and Assistant Clerk                           President, Senior Counsel and Assistant Secretary
                                                                            (since June 2004); Affiliated Managers Group, Inc.,
                                                                            Chief Legal Officer/Centralized Compliance Program
                                                                            (January to April 2004); Fidelity Research & Management
                                                                            Company, Assistant General Counsel (prior to January
                                                                            2004)

Ellen Moynihan(4)             Assistant Treasurer           May 1997        Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                             President

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD         TRUSTEE/OFFICER              PRINCIPAL OCCUPATION DURING THE PAST
  NAME, DATE OF BIRTH             WITH FUND                SINCE(1)                  FIVE YEARS AND OTHER DIRECTORSHIPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino             Independent Chief         September 2004     Tarantino LLC (provider of compliance services),
(born 03/07/44)               Compliance Officer                            Principal (since June 2004); CRA Business Strategies
                                                                            Group (consulting services), Executive Vice President
                                                                            (April 2003 to June 2004); David L. Babson & Co.
                                                                            (investment adviser), Managing Director, Chief
                                                                            Administrative Officer and Director (February 1997 to
                                                                            March 2003)

James O. Yost(4)              Assistant Treasurer          April 1992       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                             President

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Series Fund does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Series Fund and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Series Fund hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Accounts/Series.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling
1-800-752-7215.

MFS(R)/SUN LIFE SERIES TRUST

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

Information regarding how each series voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. Each series' Form N-Q may be reviewed and copied at the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, D.C. 20549 0102

Information on the operation of the Public Reference Room any be obtained by calling the Commission at 1-800-SEC-0330. Each series' Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfor@sec.gov or by writing the Public Reference Section at the above address.

PORTFOLIO MANAGERS

Margaret W. Adams
William J. Adams
John F. Addeo
S. Irfan Ali
David A. Antonelli
Edward Baldini
T. Kevin Beatty
David M. Calabro
James J. Calmas
Barry P. Dargan
Kenneth J. Enright
Eric B. Fischman
Steven R. Gorham
Robert Henderson
Alan Langsner
John D. Laupheimer, Jr.
Olivier Lebleu
Camille Lee
Gregory Locraft
Kate Mead
Thomas Melendez
Constantinos Mokas
Edward L. O'Dette
Betsy Palmer
Stephen Pesek
Scott B. Richards
Michael W. Roberge
Matthew W. Ryan
Daniel Scherman
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener
Thomas Wetherald


(C) 2005 Sun Life Financial Distributors, Inc.

                                                             SUN-A-ANN-2/05 188M

MFS(R)/SUN LIFE SERIES TRUST

ANNUAL REPORT - DECEMBER 31, 2004


CAPITAL APPRECIATION SERIES
EMERGING GROWTH SERIES
GLOBAL GROWTH SERIES
MANAGED SECTORS SERIES
MASSACHUSETTS INVESTORS TRUST SERIES
MID CAP GROWTH SERIES
RESEARCH SERIES
TOTAL RETURN SERIES
UTILITIES SERIES

TABLE OF CONTENTS

Letter from the CEO of MFS                                                 1

Management Review                                                          2

Portfolio Composition                                                      7

Performance Summary                                                       16

Expense Table                                                             23

Portfolio of Investments                                                  25

Financial Statements                                                      43

Notes to Financial Statements                                             58

Report of Independent Registered Public Accounting Firm                   68

Federal Tax Information                                                   69

Trustees and Officers                                                     70

Proxy Voting Policies and Information                             Back Cover

Quarterly Portfolio Disclosure                                    Back Cover

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

NOT FDIC INSURED  MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO OF MFS

DEAR CONTRACT OWNERS,

For most investors, the main factor in determining long-term success is asset allocation -- how they spread their money among stocks, bonds, and cash. In fact, the total returns of investors may be more influenced by their asset allocation strategy than by their security selection within each asset class. The principle behind asset allocation is simple: by diversifying across a variety of types of securities, investors reduce the overall risk of their portfolio because gains in one area are likely to offset losses in another.

One of the dangers of not having an asset allocation plan is the temptation to simply chase performance, by moving money into whichever asset class appears to be outperforming at the moment. The problem with this approach is that by the time a particular area of the market comes into favor, investors may have already missed some of the best performance. We would suggest that one way to benefit from swings in the market is to acquire a diversified portfolio so that investors hold a range of asset classes BEFORE the market swings in their direction.

UNDERSTAND YOUR EMOTIONS

It usually takes a bear market for people to appreciate the benefits of diversification. At MFS, we believe proper asset allocation is important in all market environments. But we understand that there are emotional components of investment decisions that sometimes keep investors from achieving their long term goals. The three common behaviors that negatively impact investment decisions are overconfidence, looking backwards, and loss aversion.

- OVERCONFIDENCE. After experiencing gains in the market, particularly during a bull market, investors have a natural tendency to overestimate their own abilities. During the global bull market of the late 1990s, for example, a large number of investors traded their own stocks and made significant profits. However, most of these same investors later handed back those profits -- and then some -- because they focused more on short-term blips in the market and less on the fundamental factors that affect a company's long-term prospects.

- LOOKING BACKWARDS. Although security prices are determined by expectations about the future, many investors make choices based on the recent past. Investors who have achieved momentary success in the market tend to take on too much risk, believing that better-than-average returns can be easily duplicated. On the other hand, those who have had negative experiences tend to become overly cautious and take on too little risk. Recent historical experience tends to dictate an investor's frame of reference and may lead to irrational decisions.

- LOSS AVERSION. Simply put, investors would rather avoid the immediate pain of losses than enjoy the future pleasure of gains. As a result, some investors tend to overreact to short term downturns in the market by seeking to mitigate their losses, rather than remaining invested to benefit from the long-term growth potential of the stock and bond markets.

THINK LIKE A PROFESSIONAL INVESTOR

Asset allocation helps reduce the emotional factors that tend to affect the long-term returns of investors. Professional investors -- those who manage assets for money management firms, pension funds, and endowments -- have tended to outperform the average retirement investor because they focus on asset allocation. For example, the investment performance of the average 401(k) participant has lagged these professional investors by more than two percentage points a year, on average, over the past 10 years.(1)

We think asset allocation is one of the most important decisions for investors. A study of the performance of 91 large U.S. corporate pension plans with assets of more than $100 million over a 10-year period beginning in 1974 concluded that asset allocation policies accounted for 93.6% of their returns, while individual security selection and the timing of their investments accounted for only 6.4% for their overall performance.(2)

Professional investors target a realistic level of return based on the amount of risk they are willing to take, then set allocations to meet their goals. On average, U.S. professional investors allocate 35% to 40% of their assets to domestic equity stocks; 20% to 30% to fixed income issues; 10% to international stocks; and between 10% and 20% to other investment classes such as real estate.(3) And within those categories, they hold a broad range of styles and asset classes.

In contrast, 401(k) participants who held company stock in their retirement plans at the end of 2002 had roughly 42% of their retirement assets in company stock while the rest was allocated to either growth or value stock funds.(4) These participants virtually ignored the broad range of equity, fixed-income, and international offerings provided by their retirement plans.

ALLOCATE, DIVERSIFY, REBALANCE

We recommend working with a professional adviser to find an optimal mix of investments based on your individual goals. In our view, a disciplined asset allocation strategy is composed of three simple steps: allocate, diversify and rebalance.

- ALLOCATE. Investors should work with their financial adviser to specify their long-term goals and tolerance for risk. Then investors should allocate their assets across the major asset classes -- stocks, bonds, and cash -- to help them pursue an investmenT return that is consistent with their risk tolerance level.

- DIVERSIFY. By diversifying their assets, investors trade some performance in the top performing categories for a more predictable and stable portfolio. At the same time, investors should include different investment styles and market capitalizations of stocks and a range of fixed-income investments, as well as U.S. and non-U.S. securities. Because security subclasses tend to move in and out of favor during various market and economic environments, a broad portfolio increases the benefits of diversification.

- REBALANCE. We suggest that investors consult with their professional advisers periodically to rebalance their portfolios to maintain the percentages that they have dedicated to each asset class. Allocations can shift as markets rise and fall, making for a riskier or more conservative portfolio than an investor originally intended. For example, a portfolio of 50% stocks and 50% bonds at the start of 2000 would have shifted to 32% stocks and 68% bonds at the end of 2002 because of the weak stock market.(5)

In short, these three simple concepts -- allocate, diversify and rebalance -- help take emotion out of the investment process and help prevent investors from trying to outguess the market. An asset allocation strategy cannot turn a down market cycle into a good one, but it is an invaluable tool to manage risk and keep investors on track toward reaching their long term investment goals.

A DISCIPLINED INVESTMENT PROCESS IS PARAMOUNT

Disciplined diversification has helped investors pursue long-term, above-average results through the years. Since 1924, when we invented the mutual fund, MFS(R) has strived to give investors the products and tools they need to maintain well-diversified portfolios. MFS provides a variety of products in each asset class as well as a family of asset allocation funds. These asset allocation portfolios cover a range from conservative to moderate, growth, and aggressive growth allocations, each with a strategy based on a distinct level of risk. We recommend developing a comprehensive financial plan with an investment advisor who is familiar with your risk tolerance, your individual goals, and your financial situation.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,


/s/ Robert J. Manning

Robert J. Manning
Chief Executive Officer and Chief Investment Officer
MFS Investment Management(R)
Investment Advisor to the MFS(R)/Sun Life Series Trust

January 14, 2005

Asset allocation and diversification can not guarantee a profit or protect against a loss. The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

(1)  Source: Watson Wyatt
(2) "Determinants of Portfolio Performance," in Financial Analysts Journal, January/February 1995, by Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower
(3)  Source: Greenwich Associates
(4)  Source: Hewitt Associates
(5)  Source: Lipper Inc.

STOCK MARKET ENVIRONMENT

In 2004, after enduring a somewhat rocky ride, most of the world's major stock markets posted solid gains. In our view, better-than-expected corporate earnings and improved economic indicators encouraged investors and drove equity markets, although, for a time, it seemed that record-high oil prices, rising short-term interest rates in the U.S., a decline in the U.S. dollar against most major currencies, as well as geopolitical uncertainty tested equity markets. But, by the last quarter of 2004, oil prices pulled back from their record levels, and in our view, investors turned their attention to strong corporate profits and economic growth, which were up noticeably, if not dramatically, for the year.

BOND MARKET ENVIRONMENT

Bond market returns in 2004 turned out to be a pleasant surprise. At about mid-year, we believe improving economic fundamentals prompted the U.S. Federal Reserve Board to raise short-term rates -- marking the first rate increase in four years. While the Fed followed with four more hikes throughout the year, we feel that enough uncertainty about the strength of the economic recovery remained to fuel investor demand in U.S. Treasuries and other high-quality bonds, both of which are seen as a refuge in times of economic concern. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.) Perhaps the biggest surprise of 2004 was that long-term interest rates -- which we believed were expected to rise -- did not.

In the high yield market, we believe easy access to capital, a declining default rate, and stronger credit profiles aided returns throughout the year.

From our perspective, the improvement in equity markets going into the last quarter of 2004 prevented significant advances in most bond markets. Even so, the slowdown in U.S. GDP and job growth, in the second half of the year, curbed expectations about the pace of the economic recovery. We believe that such concerns, combined with geopolitical worries about Iraq and fear of future terrorist attacks, kept investors focused on bond markets.

MANAGEMENT REVIEW

CAPITAL APPRECIATION SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 11.02%, while Service Class shares provided a total return of 10.78%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 6.30% over the same period for the series' benchmark, the Russell 1000 Growth Index. The investment objective of the series' is to seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which MFS believes possess above-average growth opportunities.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the health care, special products and services, and industrial goods and services sectors boosted relative performance for the period. Overweighting the industrial goods and services sector also helped relative results.

In the health care sector, our relative positioning in Pfizer* and not holding poor performing Merck benefited the series' returns. In the industrial goods and services area, our holdings of international conglomerate Tyco International aided relative results. Although special products and services was one of the series' top performing sectors, no stocks within the sector were among the series' top individual performers.

Stocks in other sectors that contributed to the series' relative performance included FedEx Corp., Marvell Technology, and retailer Target. Our relative positioning in technology giant Intel and not holding poor performing beverage stock Coca-Cola also helped relative results.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure and financial services sectors held back relative performance during the period. In the leisure sector, our position in radio station owner Clear Channel Communications* detracted from relative results as did not holding strong performing specialty coffee retailer Starbucks.

Although the financial services sector was one of the series' poorest performing sectors over the period, no stocks within the sector were among the portfolio's top individual detractors. Stocks in other sectors that held back relative performance included health care company AstraZeneca and not holding strong performing UnitedHealth Group. Our relative positioning in QUALCOMM* and Home Depot* also detracted from the series' relative results.

The series' cash position held back relative performance. As with nearly all portfolios, this series holds some cash to buy new holdings and to provide liquidity. In a period when growth equity markets -- as measured by the Russell 1000 Growth Index -- rose, holding any cash hurt relative performance. The index does not have a cash position.

* Stock was not held in the portfolio at period end.

EMERGING GROWTH SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 13.24%, while Service Class shares provided a total return of 12.96%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 6.93% over the same period for the benchmark, the Russell 3000 Growth Index (the Russell Index). The investment objective of the series is to seek long-term growth of capital. The series invests at least 65% of its net assets in common stocks and related securities of emerging growth companies.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the health care and technology sectors boosted relative performance during the period. Overweighting the utilities and communications sector and, to a lesser extent, stock selection also contributed to the series' performance.

In the health care sector, avoiding Pfizer and our holdings of medical diagnostics firm Cytyc Corp., which nearly doubled over the period, aided relative results.

In the technology sector, our relative positioning in poor performing technology giant Intel* helped relative results. Our positions in eBay, Apple Computer*, Marvell Technology Group and Symantec Corp. also had a positive impact on relative performance. In the utilities and communications sector, the series benefited from positions in American Tower Corp., wireless communications company America Movil, and Spectrasite, Inc.

DETRACTORS FROM PERFORMANCE

On the negative side, stock selection in the special products and services and retailing sectors detracted from relative performance. Underweighting the industrial goods and services sector also hurt performance.

Within the special products and services sector, post-secondary education firm Corinthian Colleges* was the largest single detractor. Our avoidance of General Electric and our relative positioning in retailing giant Home Depot hurt performance as both securities provided solid returns for the period.

Although health care was one of the series' top performing sectors, not holding managed care firm United Health Group detracted from relative performance as the stock performed well during the period.

Some of our holdings within the technology sector proved to be disappointments. Our positions in Red Hat, Inc*, IAC/InterActive and PMC-Sierra detracted from relative performance. Our avoidance of strong performing Qualcomm also held back relative results.

Stocks in other sectors that held back results included Westwood One and Andrew Corp.* from the leisure and utilities and communications sectors, respectively.

* Stock was not held in the portfolio at period end.

GLOBAL GROWTH SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 15.61%, while Service Class shares provided a total return of 15.41%. These returns do not reflect any applicable contract or surrender charges. These compare with a return over the same period of 11.68% for the MSCI All Country World Growth Index. These returns also compare with returns of 15.75% and 11.21%, respectively, for the former benchmarks, the MSCI All Country World Index and the MSCI World Growth Index, which were no longer benchmarks of the portfolio effective April 5, 2004. The investment objective of the series is to seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities that the advisor believes have above average growth potential. While the series may invest in companies of any size, the series generally focuses on foreign companies with larger market capitalizations.

CONTRIBUTORS TO PERFORMANCE

Over the 12-month period, the series' best performing sectors relative to the MSCI All Country World Growth Index were technology, financial services, and retailing. Stock selection played the major role in these sectors' relative performance.

In technology, a relative underexposure to Intel* helped results as the semiconductor manufacturer underperformed during the period. Elsewhere in the sector, Microsoft*, Samsung Electronics, and Research in Motion aided results. In financial services, Sanlam Group and Erste Bank were among the top overall contributors. Retailers Nishimatsuya and NEXT were also strong relative contributors.

In health care, avoiding Pfizer aided results as the stock noticeably underperformed the benchmark for the period. Also among the top contributors was telephone directories provider Yell Group, from the leisure sector.

During the reporting period, shifts in currency valuations were a significant contributor to performance relative to the benchmark. The base currency of the series is the U.S. dollar and the performance of the series and its benchmark is presented in terms of this currency. Nevertheless, specific holdings of the series and benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the series and the benchmark to foreign currency movements may differ, from time to time, these movements may have a material impact on relative performance.

DETRACTORS FROM PERFORMANCE

Transportation and utilities and communications were the series' poorest relative performing sectors. In both cases, it was a mix of stock selection and allocation that held back results. No stocks from the transportation group were among the top detractors, and only one utilities and communications stock -- AT&T Wireless -- was a significant detractor. By avoiding AT&T Wireless we failed to capture the significant price appreciation experienced by this stock over the period. (AT&T Wireless was purchased by Cingular during the period.)

In health care, CTI Molecular Imaging* and AstraZeneca detracted from relative performance. Stocks in other sectors that held back results included Seiko Epson, Corinthian Colleges*, CoolBrands*, Tamron*, and Total from the technology, special products and services, consumer staples, leisure, and energy sectors, respectively. Elsewhere, avoiding QUALCOMM detracted from results as we missed out on the stock's dramatic run up in price over the period.

The series' cash position also held back relative performance. As with nearly all portfolios, this series holds some cash to buy new holdings and to provide liquidity. In a period when global equity markets -- as measured by the MSCI All Country World Growth Index -- rose, holding any cash hurt relative performance. The index does not have a cash position.

* Stock was not held in the portfolio at period end.

MANAGED SECTORS SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 6.69%, while Service Class shares provided a total return of 6.44%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 6.30% over the same period for the series' benchmark, the Russell 1000 Growth Index. The investment objective of the series is to seek capital appreciation by varying the weighting of its portfolio among 13 sectors.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the health care, retailing, and industrial goods and services sectors boosted the portfolio's performance relative to the Russell 1000 Growth Index. Stock selection in health care was the strongest contributor in this regard. Underweighting Pfizer* helped results as the company's stock significantly underperformed.

Stock selection was likewise supportive in retail. Here, our position in discount retailer Target was the leading contributor. Our positioning among industrial goods and services providers was also beneficial, although no single stock within this group made our top contributors list.

Elsewhere in the portfolio, holdings in anti-virus software concern Symantec Corp. and on-line auctioneer eBay Inc., together with an underweighted position in semiconductor giant Intel, helped results. Positions in cruise line operator Carnival Corp., express delivery concern FedEx Corp. and biotechnology company Gilead Sciences helped portfolio performance. Avoiding Coca-Cola, which finished the period lower, added to relative results.

DETRACTORS FROM PERFORMANCE

On the negative side, stock selection in the leisure and financial services sectors detracted from relative results. In leisure, continued anemic radio advertising spending weighed on our holdings in Clear Channel Communications*, Viacom Inc. and Westwood One*. Turning to financials, while our overall positioning was detrimental to performance, no one stock within the group made our top detractors list.

Though technology was overall a net positive, individual stocks from that group proved to be some of our bigger disappointments, including IAC/InterActiveCorp*, Analog Devices, Texas Instruments, Cisco Systems, and Xilinx.*

Other negative contributors included avoiding managed care provider UnitedHealth Group and underweighting household products and personal care giant Procter & Gamble Co. (both index constituents which outperformed).

* Stock was not held in the portfolio at period end.

MASSACHUSETTS INVESTORS TRUST SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 11.99%, while Service Class shares provided a total return of 11.74%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 10.87% for the series' benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The investment objective of the series is to seek to provide long-term growth of capital, with a secondary objective to seek reasonable current income. The series invests, under normal market conditions, at least 65% of its net assets in equity securities, including common stocks and related securities that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

CONTRIBUTORS TO PERFORMANCE

The series' best-performing sectors over the 12-month period relative to the S&P 500 were health care, basic materials, and industrial goods and services. Stock selection played the major role in these sectors' relative performance, while an overweight in industrial goods and services also helped results.

In health care, our relative positioning in Pfizer*, and our avoidance of Merck, both poor performers, boosted relative results. Our holdings of strong performing Johnson & Johnson also helped results. In the basic materials sector, our positioning in agricultural products firm Monsanto enhanced relative returns. Monsanto's stock price rose dramatically over the period. In the industrial goods and services sector, our position in Caterpillar also aided relative results. In technology, holding strong performing Apple Computer and an underweighted position in poor performing Intel* aided results.

Securities in other sectors that contributed to the series' relative returns included retailer Wal-Mart* and oil field services firm Halliburton Co. Our relative position in poor-performing Coca-Cola Co.* also helped relative results for the period.

DETRACTORS FROM PERFORMANCE

Stock selection in the financial services, leisure, and technology sectors held back relative performance for the period. Although leisure was one of the series' poorest performing sectors overall, no individual leisure stocks were among the series' top detractors. In the financial services sector, our position in J.P. Morgan Chase hurt performance. In the technology sector, our positions in poor performing Nortel Networks*, Cisco Systems, and Analog Devices detracted from relative results. Not holding strong performing wireless communication equipment maker QUALCOMM also held back returns.

In the energy sector, our relative position in strong performing Exxon Mobil Corp* detracted from results. Stocks in other sectors that held back returns included our relative positioning in tobacco firm Altria* and our holdings of Tenet Healthcare* from the consumer staples and healthcare sectors, respectively.

NOTE TO CONTRACT OWNERS: AS OF DECEMBER 31, 2004, THE SERIES NO LONGER HAS A PRINCIPAL INVESTMENT POLICY TO SEEK TO GENERATE GROSS INCOME EQUAL TO APPROXIMATELY 90% OF THE DIVIDEND YIELD OF THE S&P 500 INDEX. THE INVESTMENT ADVISER NOW CONSIDERS THE PORTFOLIO'S OVERALL PROSPECTS FOR APPRECIATION AS WELL AS INCOME IN MANAGING THE SERIES.

* Stock was not held in the portfolio at period end.

MID CAP GROWTH SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 14.62%, while Service Class shares provided a total return of 14.29%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 15.48% over the same period for the series' benchmark, the Russell MidCap Growth Index. The investment objective of the series is to seek long-term growth of capital. The series invests, under normal market conditions, at least 80% of its net dassets in common stocks and related securities of companies with medium market capitalizations which the series' investment adviser, MFS, believes have above-average growth potential.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure and consumer staples sectors detracted from performance relative to the Russell MidCap Growth Index. An underweighted position in the strong performing industrial goods and services sector also held back results.

In leisure, our positions in several stocks that underperformed the benchmark held back returns; examples included radio broadcasters Citadel Broadcasting, Westwood One and Entercom Communications, as well as cable television provider NTL.

In consumer staples, our holdings of frozen dessert maker CoolBrands International* detracted from the series' relative performance. While special products and services was a top performing sector, it contained one of the top overall detractors at the stock level, post-secondary education provider Corinthian Colleges*.

Elsewhere, several stocks in the technology sector held back relative results including PMC-Sierra, Red Hat, and Apple Computer*. PMC-Sierra manufactures semiconductors primarily for use in broadband networking. Red Hat markets the open source operating system, Linux. We did not own Apple Computer and thus failed to participate in its significant price appreciation. In retailing, holding poor performing Tiffany & Co. held back results.

CONTRIBUTORS TO PERFORMANCE

Stock selection in utilities and communications, health care, and special products and services contributed to the series' relative performance. An overweighted position in the strong performing utilities and communications sector also contributed to relative results.

In health care, our positions in medical testing firm Cytyc, and medical device manufacturer C.R. Bard aided returns. Elsewhere, our overweight positions in strong performing communication tower operators American Tower Corp., SpectraSite and Crown Castle International (CCI) boosted relative results.

In the special products and services sector, our holdings of job search site operator, Monster Worldwide, aided results. In technology, Marvell Technology Group, Comverse Technology, and McAfee were among our better performing positions. While leisure was a significant detractor from relative performance, it contained a top overall contributor, Royal Caribbean Cruises Ltd.

* Stock was not held in the portfolio at period end.

RESEARCH SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 15.83%, while Service Class shares provided a total return of 15.54%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 10.87% for the series' benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The investment objective of the series is to seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities that the series' investment adviser, MFS, believes have favorable prospects for growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the basic materials, utilities and communications, and the health care sectors contributed to performance relative to the S&P 500.

In basic materials, our holdings in strong performing Monsanto, mining company Companhia Vale Do Rio Doce*, and Lyondell Chemical aided overall relative results. In utilities and communications, telecom provider Sprint Corp. proved positive to relative performance. Avoiding Pfizer and Merck, in the health care sector, contributed significantly to relative performance over the period, as those stocks performed poorly.

Stocks in other sectors that contributed to relative performance included semiconductor manufacturer Intel*, Netscreen Technologies*, and Marvell Technology all from the technology sector, as well as Franklin Resources, from the financial services sector.

DETRACTORS FROM PERFORMANCE

On the negative side, stock selection in the special products and services and the leisure sectors, detracted from relative performance. To a lesser extent underweighting the strong performing transportation sector also detracted.

In special products and services, post-secondary education providers Corinthian Colleges* and Career Education held back relative results. While health care was a strong contributing sector, our holdings of Tenet Healthcare proved disappointing to relative results. In the leisure sector, our positioning in Clear Channel Communications* detracted from relative results.

While technology was not a poor performing sector overall, several stocks from the sector proved disappointing including Veritas Software*, Agere Systems*, and Ascential Software*. Elsewhere ExxonMobil*, Hot Topic*, and Rite Aid*, detracted. ExxonMobil* is in the energy sector while both Hot Topic* and Rite Aid* are in the retailing sector.

* Stock was not held in the portfolio at period end.

TOTAL RETURN SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 11.47%, while Service Class shares provided a total return of 11.14%. These returns do not reflect any applicable contract or surrender charges. These compare with returns of 10.87% and 4.34%, respectively, for the series' benchmarks, the Standard & Poor's 500 Stock Index (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (the Lehman Aggregate Index). The main investment objective of the series is to seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

CONTRIBUTORS TO PERFORMANCE

For the equity portion of the portfolio, stock selection in both utilities and communications, and basic materials contributed significantly to performance relative to the S&P 500 Index. The utilities and communications and energy sectors also contributed to results. In utilities and communications, the series benefited from holding telecommunication providers Sprint Corp. and AT&T Wireless*, as well as Texas-based electric power generator TXU. Prices for all three stocks rose measurably over the period. (AT&T Wireless was acquired during the year by Cingular, a joint venture of SBC Communications and BellSouth.) In health care, our decision to underweight poor-performing Pfizer contributed to results. The portfolio also benefited from avoiding Intel and underweighting Cisco Systems, two technology stocks that declined significantly during the year. In basic materials, Owens-Illinois and iron ore miner Companhia Vale Do Rio Doce aided results. In the energy sector, drilling contractors Noble Corp. and GlobalSanteFe contributed to results.

For the fixed income portion of the portfolio, the series benefited from our duration positioning relative to the Lehman Aggregate Index. (Duration is a measure of sensitivity to interest rate changes.) In addition, allocation to industrial and inflation linked bonds aided results. Exposure to "BBB"-rated and crossover corporate bonds also helped results relative to the Lehman Aggregate Index.

DETRACTORS FROM PERFORMANCE

For the equity portion of the portfolio, stock selection in leisure, retailing and financial services detracted from results relative to the S&P 500 Index. Overweighting both financial services and leisure also held back relative returns. In the leisure sector, media company Viacom held back results. Not owning strong performing technology companies eBAY and QUALCOM held back results relative to the S&P 500 Index. Elsewhere in the sector, holding poor performing Nortel Networks detracted from relative results. In the energy sector, an underweighted position in strong performing Exxon Mobil held back results. Stocks in other sectors that detracted from relative results included pharmaceutical chain Rite Aid, Mellon Financial, Tenet Healthcare, and power producer Calpine, from the retailing, financial services, health care, and the utilities and communication sectors, respectively.

For the fixed income portion of the portfolio, our underweighted position in mortgage-backed securities and higher quality supranationals held back results relative to the Lehman Aggregate Index.

* Stock was not held in the portfolio at period end.

UTILITIES SERIES

For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 30.37%, while Service Class shares provided a total return of 30.01%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 24.28% over the same period for the series' benchmark, the Standard & Poor's 500 Utilities Index (the S&P Utilities Index).

The investment objective of the series is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

CONTRIBUTORS TO PERFORMANCE

Stock selection in both electric power generators and natural gas distributors was a primary contributor to outperformance relative to the series' benchmark, the S&P Utilities Index. Allocation to the wireless communications group was also a strong contributor to relative results. Among electric power generators, our position in Reliant Energy aided results, as the stock rose sharply over the period. The series also benefited by underweighting Dominion Resources, avoiding Progress Energy and Consolidated Edison, as well as largely avoiding Southern Co.* In the natural gas distributors group, exploration and production firm Equitable Resources was a top overall contributor. In the wireless communications area, our positions in America Movil, Sprint Corp., and AT&T Wireless* contributed to relative results. All three stock prices appreciated sharply over the period. America Movil provides cellular phone services in Latin America. Our holding in NRG Energy, contributed to relative performance as well.

DETRACTORS FROM PERFORMANCE

From an industry perspective, our allocations in entertainment, as well as broadcast and cable TV, detracted from performance relative to the S&P Utilities Index. Returns for both industries lagged the benchmark. In broadcast and cable TV, our positions in underperformers Comcast, media conglomerate Viacom, and radio station and music venue operator Clear Channel Communications* held back relative results. While the electric power generators group was the best contributor to overall relative performance, some individual stocks in the group detracted from results including TXU Corp., Edison International, Exelon, and Duke Energy*. With all four stocks, we held underweighted positions relative to the benchmark and thus failed to fully participate in their substantial price increases.

The series' cash position also held back relative performance. As with nearly all portfolios, this series holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding any cash hurt performance against our benchmark, the S&P Utilities Index, which has no cash position.

* Stock was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS/Sun Life series. References to specific securities are not recommendations of such securities, and may not be representative of any MFS/Sun Life series' current or future investments.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

PORTFOLIO COMPOSITION -- CAPITAL APPRECIATION SERIES

[CHART]

PORTFOLIO STRUCTURE

Stocks                    96.0%
Cash & Other Net Assets    4.0%

TOP TEN HOLDINGS

Johnson & Johnson                                             4.3%
Cisco Systems, Inc.                                           3.7%
Wyeth                                                         3.0%
Microsoft Corp.                                               3.0%
Amgen, Inc.                                                   2.8%
IAC/InterActiveCorp.                                          2.8%
PepsiCo, Inc.                                                 2.5%
Procter & Gamble Co.                                          2.2%
Dell, Inc.                                                    2.2%
Medtronic, Inc.                                               2.1%

SECTOR WEIGHTINGS

Health Care                                                  24.2%
Technology                                                   22.3%
Retailing                                                     9.2%
Leisure                                                       8.1%
Industrial Goods & Services                                   6.5%
Consumer Staples                                              5.7%
Financial Services                                            5.6%
Special Products & Services                                   4.1%
Transportation                                                2.6%
Energy                                                        2.3%
Utilities & Communications                                    2.0%
Basic Materials                                               1.9%
Autos & Housing                                               1.5%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- EMERGING GROWTH SERIES

[CHART]

PORTFOLIO STRUCTURE

Stocks                     98.9%
Cash & Other Net Assets     1.1%

TOP TEN HOLDINGS

Cytyc Corp.                                                   2.6%
Dell, Inc.                                                    2.1%
American Tower Corp., "A"                                     2.1%
eBay, Inc.                                                    2.0%
Getty Images, Inc.                                            1.9%
Yahoo!, Inc.                                                  1.8%
Legg Mason, Inc.                                              1.6%
Genzyme Corp.                                                 1.6%
Amdocs Ltd.                                                   1.6%
Fisher Scientific International, Inc.                         1.5%

SECTOR WEIGHTINGS

Technology                                                   25.4%
Health Care                                                  24.5%
Leisure                                                      13.3%
Special Products & Services                                   8.8%
Utilities & Communications                                    7.9%
Retailing                                                     6.2%
Financial Services                                            4.9%
Energy                                                        2.2%
Industrial Goods & Services                                   1.9%
Consumer Staples                                              1.2%
Autos & Housing                                               1.0%
Transportation                                                0.8%
Basic Materials                                               0.8%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- GLOBAL GROWTH SERIES

[CHART]

PORTFOLIO STRUCTURE

Stocks                    98.0%
Preferred Stocks           0.5%
Cash & Other Net Assets    1.5%

TOP TEN HOLDINGS

Cisco Systems, Inc.                                           1.9%
Vodafone Group PLC                                            1.9%
Johnson & Johnson                                             1.7%
News Corporation, Inc., "B"                                   1.6%
Dell, Inc.                                                    1.5%
Oracle Corp.                                                  1.5%
Roche Holdings AG                                             1.4%
Citigroup, Inc.                                               1.4%
BP PLC, ADR                                                   1.3%
Sanlam Group                                                  1.3%

SECTOR WEIGHTINGS

Technology                                                   16.1%
Financial Services                                           14.5%
Health Care                                                  13.1%
Basic Materials                                               8.8%
Leisure                                                       8.7%
Consumer Staples                                              7.9%
Retailing                                                     7.3%
Utilities & Communications                                    6.5%
Industrial Goods & Services                                   4.6%
Energy                                                        4.3%
Autos & Housing                                               3.9%
Special Products & Services                                   2.8%

COUNTRY WEIGHTINGS

United States                                                35.8%
Great Britain                                                13.3%
Japan                                                        12.1%
France                                                        6.5%
Switzerland                                                   5.0%
Spain                                                         3.2%
Canada                                                        3.1%
Sweden                                                        3.0%
South Africa                                                  2.2%
Other                                                        15.8%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- MANAGED SECTORS SERIES

[CHART]

PORTFOLIO STRUCTURE

Stocks                     99.0%
Cash & Other Net Assets     1.0%

TOP TEN HOLDINGS

Johnson & Johnson                                             4.9%
Microsoft Corp.                                               4.0%
Dell, Inc.                                                    3.8%
Cisco Systems, Inc.                                           3.7%
Wyeth                                                         3.1%
Procter & Gamble Co.                                          2.9%
Abbott Laboratories                                           2.8%
eBay, Inc.                                                    2.6%
Yahoo!, Inc.                                                  2.6%
VERITAS Software Corp.                                        2.4%

SECTOR WEIGHTINGS

Technology                                                   31.7%
Health Care                                                  25.9%
Retailing                                                    11.3%
Leisure                                                       9.4%
Financial Services                                            6.4%
Consumer Staples                                              4.6%
Industrial Goods & Services                                   3.9%
Special Products & Services                                   3.3%
Transportation                                                2.5%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- MASSACHUSETTS INVESTORS TRUST SERIES

[CHART]

PORTFOLIO STRUCTURE

Stocks                     98.5%
Cash & Other Net Assets     1.5%

TOP TEN HOLDINGS

Johnson & Johnson                                             3.7%
United Technologies Corp.                                     3.1%
BP PLC                                                        2.7%
Tyco International Ltd.                                       2.4%
J.P. Morgan Chase & Co.                                       2.1%
Cisco Systems, Inc.                                           2.1%
Bank of America Corp.                                         2.0%
Oracle Corp.                                                  1.9%
Lockheed Martin Corp.                                         1.9%
Wells Fargo & Co.                                             1.8%

SECTOR WEIGHTINGS

Health Care                                                  15.7%
Financial Services                                           15.5%
Technology                                                   14.6%
Industrial Goods & Services                                  11.9%
Consumer Staples                                              8.1%
Energy                                                        7.8%
Basic Materials                                               5.3%
Retailing                                                     5.0%
Leisure                                                       5.0%
Utilities & Communications                                    4.5%
Transportation                                                2.3%
Autos & Housing                                               1.8%
Special Products & Services                                   1.0%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- MID CAP GROWTH SERIES

[CHART]

PORTFOLIO STRUCTURE

Stocks                      98.2%
Cash & Other Net Assets      1.8%

TOP TEN HOLDINGS

Cytyc Corp.                                                   2.5%
Getty Images, Inc.                                            2.2%
Legg Mason, Inc.                                              2.1%
Genzyme Corp.                                                 2.0%
Citadel Broadcasting Corp.                                    2.0%
Medicis Pharmaceutical Corp.                                  1.9%
Waters Corp.                                                  1.9%
Comverse Technology, Inc.                                     1.7%
Amdocs Ltd.                                                   1.7%
American Tower Corp.                                          1.7%

SECTOR WEIGHTINGS

Health Care                                                  26.2%
Technology                                                   23.3%
Leisure                                                      16.3%
Special Products & Services                                  11.0%
Retailing                                                     5.6%
Financial Services                                            4.4%
Utilities & Communications                                    4.2%
Energy                                                        2.8%
Industrial Goods & Services                                   1.8%
Transportation                                                1.6%
Basic Materials                                               1.0%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- RESEARCH SERIES

[CHART]

PORTFOLIO STRUCTURE

Stocks                   98.1%
Cash & Other Net Assets   1.9%

TOP TEN HOLDINGS

Citigroup, Inc.                                               2.7%
Franklin Resources, Inc.                                      2.6%
Total S.A., ADR                                               2.4%
Wyeth                                                         2.3%
Goldman Sachs Group, Inc.                                     2.2%
Monsanto Co.                                                  2.2%
Owens-Illinois, Inc.                                          2.1%
Bank of America Corp.                                         2.1%
Nalco Holdings Co.                                            2.1%
PepsiCo, Inc.                                                 2.0%

SECTOR WEIGHTINGS

Financial Services                                           20.3%
Technology                                                   14.4%
Health Care                                                  12.2%
Basic Materials                                               8.7%
Energy                                                        8.0%
Consumer Staples                                              7.8%
Utilities & Communications                                    6.0%
Retailing                                                     5.7%
Leisure                                                       5.5%
Special Products & Services                                   3.2%
Autos & Housing                                               3.0%
Industrial Goods & Services                                   2.6%
Transportation                                                0.7%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- TOTAL RETURN SERIES

[CHART]

PORTFOLIO STRUCTURE*

Stocks                     60.3%
Bonds                      38.0%
Cash & Other Net Assets     1.7%

TOP TEN HOLDINGS

U.S. Treasury Notes 4.75% 11/15/2008                          2.6%
Sprint Corp.                                                  2.1%
Bank of America Corp.                                         1.8%
Verizon Communications, Inc.                                  1.7%
U.S. Treasury Bonds 6.25% 08/15/2023                          1.6%
Citigroup, Inc.,                                              1.5%
J.P. Morgan Chase & Co.                                       1.5%
Viacom, Inc., "B"                                             1.5%
U.S. Treasury Notes 7% 07/15/2006                             1.4%
Merck & Co., Inc.                                             1.4%

EQUITY SECTOR WEIGHTINGS

Financial Services                                           15.3%
Utilities & Communications                                    8.4%
Energy                                                        6.2%
Health Care                                                   6.1%
Leisure                                                       5.2%
Basic Materials                                               5.1%
Industrial Goods & Services                                   4.4%
Consumer Staples                                              3.9%
Technology                                                    2.8%
Retailing                                                     1.6%
Autos & Housing                                               0.5%
Transportation                                                0.4%
Special Products & Services                                   0.4%

TOP FIVE BOND MARKET SECTORS*

Mortgage Backed                                              13.6%
U.S. Treasuries                                               8.9%
High Grade Corporates                                         8.6%
U.S. Government Agencies                                      4.3%
Commercial Mortgage Backed                                    1.1%

* For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- UTILITIES SERIES

[CHART]

PORTFOLIO STRUCTURE*

Stocks                          87.9%
Bonds                            7.7%
Convertible Preferred Stocks     0.9%
Cash & Other Net Assets          3.5%

TOP TEN HOLDINGS

PPL Corp.                                                     3.2%
Vodafone Group PLC                                            3.1%
Entergy Corp.                                                 2.8%
Sprint Corp.                                                  2.6%
AES Corp.                                                     2.5%
TXU Corp.                                                     2.5%
Comcast Corp., "Special A"                                    2.5%
Exelon Corp.                                                  2.3%
Deutsche Telekom AG                                           2.2%
Sempra Energy                                                 2.1%

TOP FIVE EQUITY INDUSTRIES

Electric Power                                               31.9%
Telephone Services                                           16.4%
Broadcast & Cable TV                                         15.5%
Natural Gas Distribution                                      7.5%
Wireless Communications                                       5.9%

COUNTRY WEIGHTINGS

United States                                                64.5%
Great Britain                                                 4.8%
Germany                                                       4.4%
Mexico                                                        4.0%
Spain                                                         4.0%
Canada                                                        3.1%
France                                                        2.7%
Chile                                                         2.4%
South Korea                                                   2.4%
Other                                                         7.7%

* For purposes of this graphical representation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the historical performance of each series in comparison to its benchmark(s). Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY THAT A CONTRACT HOLDER WOULD PAY ON DISTRIBUTIONS OR REDEMPTIONS OF CONTRACT UNITS.

CAPITAL APPRECIATION SERIES(1),(7),(8),(9),(10)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

          CAPITAL APPRECIATION SERIES - INITIAL CLASS           RUSSELL 1000 GROWTH INDEX#
Dec-1994                $      10,000                                  $     10,000
Dec-1995                $      13,446                                  $     13,718
Dec-1996                $      16,334                                  $     16,889
Jan-1997                $      20,113                                  $     22,039
Dec-1998                $      25,885                                  $     30,569
Dec-1999                $      34,333                                  $     40,705
Dec-2000                $      30,413                                  $     31,578
Dec-2001                $      22,711                                  $     25,128
Dec-2002                $      15,354                                  $     18,122
Dec-2003                $      19,762                                  $     23,513
Dec-2004                $      21,940                                  $     24,994

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                  1 YEAR   3 YEARS 5 YEARS  10 YEARS
---------------------------------------------------------------------
Cumulative Total Return           +11.02%    -3.39%  -36.10% +119.40%
Average Annual Total Return       +11.02%    -1.14%   -8.57%   +8.17%

Service Class

                                  1 YEAR  3 YEARS  5 YEARS 10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +10.78%   -4.13%  -36.61%  +117.62%
Average Annual Total Return       +10.78%   -1.40%   -8.72%    +8.09%

COMPARATIVE BENCHMARKS

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Average large-cap growth fund+     +7.18%   -0.51%   -8.22%    +8.55%
Russell 1000 Growth Index#         +6.30%   -0.18%   -9.29%    +9.59%

+Source: Lipper Inc., an independent firm that reports mutual fund performance. #Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower. For example, the impact on the series' performance for the one-year period through the date shown would have been lower by approximately 0.11%.

EMERGING GROWTH SERIES(1),(2),(8),(10)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 2004. Index information is from May 1, 1995.)

            EMERGING GROWTH SERIES - INITIAL CLASS       RUSSELL 3000 GROWTH INDEX#
May-1995                $      10,000                         $      10,000
Dec-1995                $      12,680                         $      12,256
Dec-1996                $      14,854                         $      14,937
Dec-1997                $      18,112                         $      19,230
Dec-1998                $      24,249                         $      25,964
Dec-1999                $      42,631                         $      34,747
Dec-2000                $      34,486                         $      26,958
Dec-2001                $      22,563                         $      21,667
Dec-2002                $      14,858                         $      15,593
Dec-2003                $      19,538                         $      20,442
Dec-2004                $      22,125                         $      21,837

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                  1 YEAR   3 YEARS  5 YEARS   LIFE*
--------------------------------------------------------------------
Cumulative Total Return           +13.24%   -1.94%  -48.10%  +121.25%
Average Annual Total Return       +13.24%   -0.65%  -12.29%    +8.56%

Service Class

                                  1 YEAR   3 YEARS   5 YEARS   LIFE*
--------------------------------------------------------------------
Cumulative Total Return           +12.96%   -2.70%  -48.57%  +119.27%
Average Annual Total Return       +12.96%   -0.91%  -12.45%    +8.46%

COMPARATIVE BENCHMARKS

                                  1 YEAR   3 YEARS   5 YEARS   LIFE*
--------------------------------------------------------------------
Russell 3000 Growth Index#         +6.93%   +0.26%   -8.87%    +8.41%

* For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 2004. Index information is from May 1, 1995. #Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

GLOBAL GROWTH SERIES(1),(2),(3),(8),(10),(11)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

                                                    MSCI ALL COUNTRY WORLD   MSCI ALL COUNTRY
          GLOBAL GROWTH SERIES - INITIAL CLASS         GROWTH INDEX#~          WORLD INDEX#    MSCI WORLD GROWTH INDEX#
Dec-94              $       10,000                                   -        $       10,000        $       10,000
Dec-95              $       11,606                                   -        $       11,946        $       12,131
Dec-96              $       13,117                      $       10,182        $       13,523        $       13,722
Dec-97              $       15,127                      $       11,485        $       15,551        $       15,959
Dec-98              $       17,337                      $       15,000        $       18,966        $       21,354
Dec-99              $       28,996                      $       20,218        $       24,053        $       28,402
Dec-00              $       25,184                      $       14,988        $       20,701        $       21,147
Dec-01              $       20,238                      $       12,207        $       17,407        $       17,093
Dec-02              $       16,320                      $        9,879        $       14,103        $       13,742
Dec-03              $       22,105                      $       12,779        $       18,988        $       17,662
Dec-04              $       25,555                      $       14,272        $       21,979        $       19,641

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +15.61%  +26.28%  -11.87%  +155.55%
Average Annual Total Return       +15.61%   +8.09%   -2.49%    +9.84%

Service Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +15.41%  +25.36%  -12.68%  +153.19%
Average Annual Total Return       +15.41%   +7.83%   -2.68%    +9.73%

COMPARATIVE BENCHMARKS

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Average global growth fund+       +15.69%   +7.54%   -1.81%    +9.62%
MSCI All Country World Growth
 Index#~                          +11.68%   +5.35%   -6.73%       --
MSCI All Country World Index#     +15.75%   +8.08%   -1.79%    +8.19%
MSCI World Growth Index#          +11.21%   +4.74%   -7.11%    +6.98%

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.
~Returns for the MSCI All Country World Growth Index are not available for periods prior to December 31, 1996.
Effective April 5, 2004 we no longer use the MSCI All Country World Free Index and the MSCI World Growth Index as benchmarks for the portfolio, because we believe the MSCI All Country World Growth Index better reflects the series' investment policies and objectives.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

MANAGED SECTORS SERIES(1),(4),(5),(10),(11),(17)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

        MANAGED SECTORS SERIES - INITIAL CLASS  RUSSELL 1000 GROWTH INDEX#
Dec-94                  $      10,000                  $       10,000
Dec-95                  $      13,229                  $       13,718
Dec-96                  $      15,555                  $       16,889
Dec-97                  $      19,543                  $       22,039
Dec-98                  $      21,937                  $       30,569
Dec-99                  $      40,720                  $       40,705
Dec-00                  $      32,241                  $       31,578
Dec-01                  $      20,792                  $       25,128
Dec-02                  $      15,387                  $       18,122
Dec-03                  $      19,277                  $       23,513
Dec-04                  $      20,567                  $       24,994

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Cumulative Total Return            +6.69%   -1.08%  -49.49%  +105.67%
Average Annual Total Return        +6.69%   -0.36%  -12.77%    +7.48%

Service Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Cumulative Total Return            +6.44%   -1.79%   -49.91%  +103.96%
Average Annual Total Return        +6.44%   -0.60%   -12.91%    +7.39%

COMPARATIVE BENCHMARKS

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------
Average large-cap growth fund+     +7.18%    -0.51%   -8.22%    +8.55%
Russell 1000 Growth Index#         +6.30%    -0.18%   -9.29%    +9.59%

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower. For example, the impact on the series' performance for the one-year period through the date shown would have been lower by approximately 0.15%.

MASSACHUSETTS INVESTORS TRUST SERIES(1),(9)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

           MASSACHUSETTS INVESTORS TRUST SERIES - INITIAL CLASS    STANDARD & POOR'S 500 STOCK INDEX#
12/1/94                 $      10,000                                $         10,000
12/1/95                 $      13,741                                $         13,753
12/1/96                 $      17,233                                $         16,909
12/1/97                 $      22,737                                $         22,548
12/1/98                 $      28,160                                $         28,992
12/1/99                 $      30,182                                $         35,092
12/1/2000               $      30,210                                $         31,900
12/1/2001               $      25,463                                $         28,111
12/1/2002               $      20,059                                $         21,901
12/1/2003               $      24,639                                $         28,179
12/1/2004               $      27,592                                $         31,243

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +11.99%   +8.36%   -8.58%  +175.92%
Average Annual Total Return       +11.99%   +2.71%   -1.78%   +10.68%

Service Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +11.74%   +7.54%   -9.37%  +173.53%
Average Annual Total Return       +11.74%   +2.45%   -1.95%   +10.59%

COMPARATIVE BENCHMARKS

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Average large cap core fund+       +7.78%   +1.27%   -3.45%    +9.98%
Standard & Poor's 500 Stock
 Index#                           +10.87%   +3.58%   -2.30%   +12.07%

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

MID CAP GROWTH SERIES(1),(2),(8),(10),(17)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2004. Index information is from September 1, 2000.)

           MID CAP
        GROWTH SERIES -      RUSSELL MIDCAP
         INITIAL CLASS        GROWTH INDEX#
 9/00     $10,000               $10,000
12/00     $ 9,080               $ 7,300
12/01     $ 6,970               $ 5,829
12/02     $ 3,686               $ 4,231
12/03     $ 5,082               $ 6,039
12/04     $ 5,825               $ 6,974

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                           1 YEAR  3 YEARS     LIFE*
----------------------------------------------------------------------
Cumulative Total Return                    +14.62%   -16.43%   -41.75%
Average Annual Total Return                +14.62%    -5.81%   -11.72%

Service Class

                                         1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------
Cumulative Total Return                    +14.29%  -17.00%   -42.15%
Average Annual Total Return                +14.29%   -6.02%   -11.86%

COMPARATIVE BENCHMARKS

                                           1 YEAR  3 YEARS     LIFE*
---------------------------------------------------------------------
Average mid-cap growth fund+               +12.78%   +3.42%    -7.40%
Russell MidCap Growth Index#               +15.48%   +6.16%    -7.98%

* For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2004. Index information is from September 1, 2000.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

RESEARCH SERIES(1),(8),(10)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

            RESEARCH SERIES - INITIAL CLASS   STANDARD & POOR'S 500 STOCK INDEX#
12/31/94             $     10,000                     $     10,000
12/31/95             $     13,750                     $     13,753
12/31/96             $     17,017                     $     16,909
12/31/97             $     20,567                     $     22,548
12/31/98             $     25,424                     $     28,992
12/31/99             $     31,562                     $     35,092
12/31/2000           $     30,269                     $     31,900
12/31/2001           $     23,790                     $     28,111
12/31/2002           $     17,817                     $     21,901
12/31/2003           $     22,328                     $     28,179
12/31/2004           $     25,862                     $     31,243

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +15.83%   +8.71%  -18.06%  +158.62%
Average Annual Total Return       +15.83%   +2.82%   -3.91%    +9.97%

Service Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +15.54%   +7.81%  -18.84%  +156.15%
Average Annual Total Return       +15.54%   +2.54%   -4.09%    +9.86%

COMPARATIVE BENCHMARKS

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Standard & Poor's 500 Stock
 Index#                           +10.87%   +3.58%   -2.30%   +12.07%

#Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

TOTAL RETURN SERIES(1),(6),(10),(11),(12),(13),(15),(16)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

          TOTAL RETURN SERIES - INITIAL CLASS     LEHMAN BROTHERS AGGREGATE BOND INDEX#   STANDARD & POOR'S 500 STOCK INDEX#
12/94             $     10,000                              $      10,000                           $      10,000
12/95             $     12,671                              $      11,847                           $      13,753
12/96             $     14,458                              $      12,278                           $      16,909
12/97             $     17,636                              $      13,463                           $      22,548
12/98             $     19,700                              $      14,632                           $      28,992
12/99             $     20,260                              $      14,512                           $      35,092
12/00             $     23,658                              $      16,199                           $      31,900
12/2001           $     23,780                              $      17,567                           $      28,111
12/2002           $     22,428                              $      19,369                           $      21,901
12/2003           $     26,275                              $      20,164                           $      28,179
12/2004           $     29,288                              $      21,038                           $      31,243

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +11.47%  +23.16%  +44.56%  +192.88%
Average Annual Total Return       +11.47%   +7.19%   +7.65%   +11.34%

Service Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +11.14%  +22.22%  +43.29%  +190.31%
Average Annual Total Return       +11.14%   +6.92%   +7.46%   +11.25%

COMPARATIVE BENCHMARKS

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Average balanced fund+             +7.93%   +4.32%   +2.01%    +9.09%
Standard & Poor's 500 Stock
 Index#                           +10.87%   +3.58%   -2.30%   +12.07%
Lehman Brothers Aggregate Bond
 Index#                            +4.34%   +6.19%   +7.71%    +7.72%

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

UTILITIES SERIES(1),(4),(5),(6),(10),(13),(15),(16)

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2004.)

            UTILITIES SERIES - INITIAL CLASS        STANDARD & POOR'S 500 UTILITIES INDEX#
12/94            $         10,000                            $         10,000
12/95            $         13,236                            $         13,274
12/96            $         15,933                            $         14,028
12/97            $         21,145                            $         17,487
12/98            $         24,855                            $         20,081
12/99            $         32,633                            $         18,237
12/00            $         34,918                            $         28,667
12/2001          $         26,420                            $         19,941
12/2002          $         20,115                            $         13,960
12/2003          $         27,407                            $         17,626
12/2004          $         35,732                            $         21,905

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +30.37%  +35.24%   +9.49%  +257.32%
Average Annual Total Return       +30.37%  +10.59%   +1.83%   +13.58%

Service Class

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Cumulative Total Return           +30.01%  +34.26%   +8.52%  +254.15%
Average Annual Total Return       +30.01%  +10.32%   +1.65%   +13.48%

COMPARATIVE BENCHMARKS

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Average utility fund+             +23.40%   +4.87%   +0.47%    +9.90%
Standard & Poor's 500 Utilities
 Index#                           +24.28%   +3.18%   +3.73%    +8.16%

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. For performance that reflects the deduction of fees and charges imposed by insurance company separate accounts, visit sunlife-usa.com.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the series' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

INDEX DEFINITIONS

RUSSELL 1000 GROWTH INDEX -- measures large-cap U.S. growth stocks.
RUSSELL 3000 GROWTH INDEX -- measures U.S. growth stocks.
MSCI ALL COUNTRY WORLD GROWTH INDEX -- measures developed and emerging market stock markets.
MSCI WORLD GROWTH INDEX -- measures global growth stocks.
MSCI ALL COUNTRY WORLD INDEX -- measures developed and emerging market stock markets.
RUSSELL MIDCAP GROWTH INDEX -- measures U.S. mid-cap growth stocks.
S&P 500 STOCK INDEX -- a capitalization-weighted index of 500 widely held stocks, designed to measure broad USequity performance.
LEHMAN BROTHERS AGGREGATE BOND INDEX -- measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. S&P 500 UTILITIES INDEX -- measures the utilities sector.

It is not possible to invest directly in an index.

KEY RISK CONSIDERATIONS

(1) The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

(2) The portfolio may invest in small-, mid-sized, or emerging companies, which are susceptible to greater risk than is customarily associated with investing in more established companies.

(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(4) The portfolio focuses on companies in a limited number of sectors or industries making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors or industries than a portfolio that invests more broadly.

(5) The portfolio may invest a relatively high percentage of its assets in a small number of issuers or even in a single issuer. This makes the portfolio's value more sensitive to developments associated with the issuer and the overall market.

(6) The portfolio may invest in high yield or lower-rated securities, which may provide greater returns but are subject to greater-than-average risk.

(7) Prices of growth company securities held by the portfolio fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

(8) Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

(9) Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the portfolio's value may not rise as much as the value of series that emphasize smaller cap companies.

(10) The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

(11) The portfolio will allocate its investments based upon judgments made by MFS. The portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

(12) Prices of securities react to the economic condition of the company that issued the security. The portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

(13) Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

(14) The fixed income securities purchased by the portfolio may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

(15) The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay a utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and greater volatility in those companies' securities prices.

(16) The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities.

(17) The portfolio utilizes short sales as an investment technique and will suffer a loss if it sells a security short and the value of that security rises. Because the portfolio must cover its short position subject to prevailing market rates, the potential loss is unlimited.

     The portfolios' values will vary daily in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a portfolio dedicates to stocks, generally the more volatile the portfolios' values will be. Bond prices will decline when interest rates rise and will increase when interest rates fall. Many bonds also carry credit risk, which is the risk that issuers may fail to make timely principal or interest payments. In addition, bonds with longer maturity dates will be subject to greater price fluctuations than those with shorter maturity periods. However, stocks historically have outperformed bonds over time. Please see the prospectus for further information regarding these and other risk considerations.

EXPENSE TABLE
SERIES EXPENSES BORNE BY THE SHAREHOLDERS DURING THE PERIOD,
JULY 1, 2004 THROUGH DECEMBER 31, 2004

As a shareholder of the series, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

                                                   BEGINNING      ENDING
                                  ANNUALIZED        ACCOUNT       ACCOUNT         EXPENSES PAID
CAPITAL                            EXPENSE          VALUE          VALUE         DURING PERIOD**
APPRECIATION SERIES                 RATIO          7/1/2004      12/31/2004    7/1/2004-12/31/2004
--------------------------------------------------------------------------------------------------
Initial Class
  Actual                                 0.82%   $      1,000   $      1,072   $              4.28
  Hypothetical*                          0.82%   $      1,000   $      1,021   $              4.18
Service Class
  Actual                                 1.07%   $      1,000   $      1,072   $              5.59
  Hypothetical*                          1.07%   $      1,000   $      1,020   $              5.45

                                                   BEGINNING      ENDING
                                  ANNUALIZED        ACCOUNT       ACCOUNT         EXPENSES PAID
EMERGING                           EXPENSE          VALUE          VALUE         DURING PERIOD**
GROWTH SERIES                       RATIO          7/1/2004      12/31/2004    7/1/2004-12/31/2004
--------------------------------------------------------------------------------------------------
Initial Class
  Actual                                 0.80%   $      1,000   $      1,076   $              4.19
  Hypothetical*                          0.80%   $      1,000   $      1,021   $              4.08
Service Class
  Actual                                 1.05%   $      1,000   $      1,075   $              5.49
  Hypothetical*                          1.05%   $      1,000   $      1,020   $              5.35

                                                   BEGINNING      ENDING
                                  ANNUALIZED        ACCOUNT       ACCOUNT         EXPENSES PAID
                                   EXPENSE          VALUE          VALUE         DURING PERIOD**
GLOBAL GROWTH FUND                  RATIO          7/1/2004      12/31/2004    7/1/2004-12/31/2004
--------------------------------------------------------------------------------------------------
Initial Class
  Actual                                 1.07%   $      1,000   $      1,116   $              5.71
  Hypothetical*                          1.07%   $      1,000   $      1,020   $              5.45
Service Class
  Actual                                 1.32%   $      1,000   $      1,115   $              7.04
  Hypothetical*                          1.32%   $      1,000   $      1,019   $              6.72

                                                   BEGINNING      ENDING
                                  ANNUALIZED        ACCOUNT       ACCOUNT         EXPENSES PAID
MANAGED                            EXPENSE          VALUE          VALUE         DURING PERIOD**
SECTORS SERIES                      RATIO          7/1/2004      12/31/2004    7/1/2004-12/31/2004
--------------------------------------------------------------------------------------------------
Initial Class
  Actual                                 0.86%   $      1,000   $      1,050   $              4.44
  Hypothetical*                          0.86%   $      1,000   $      1,021   $              4.38
Service Class
  Actual                                 1.11%   $      1,000   $      1,049   $              5.73
  Hypothetical*                          1.11%   $      1,000   $      1,020   $              5.65

                                                   BEGINNING      ENDING
                                  ANNUALIZED        ACCOUNT       ACCOUNT         EXPENSES PAID
MASSACHUSETTS                      EXPENSE          VALUE          VALUE         DURING PERIOD**
INVESTORS TRUST SERIES              RATIO          7/1/2004      12/31/2004    7/1/2004-12/31/2004
--------------------------------------------------------------------------------------------------
Initial Class
  Actual                                 0.60%   $      1,000   $      1,093   $              3.17
  Hypothetical*                          0.60%   $      1,000   $      1,022   $              3.06
Service Class
  Actual                                 0.85%   $      1,000   $      1,091   $              4.48
  Hypothetical*                          0.85%   $      1,000   $      1,021   $              4.33

                                                   BEGINNING      ENDING
                                  ANNUALIZED        ACCOUNT       ACCOUNT         EXPENSES PAID
MID CAP                            EXPENSE          VALUE          VALUE         DURING PERIOD**
GROWTH SERIES                       RATIO          7/1/2004      12/31/2004    7/1/2004-12/31/2004
--------------------------------------------------------------------------------------------------
Initial Class
  Actual                                 0.85%   $      1,000   $      1,058   $              4.41
  Hypothetical*                          0.85%   $      1,000   $      1,021   $              4.33
Service Class
  Actual                                 1.10%   $      1,000   $      1,057   $              5.70
  Hypothetical*                          1.10%   $      1,000   $      1,020   $              5.60

                                                   BEGINNING      ENDING
                                  ANNUALIZED        ACCOUNT       ACCOUNT         EXPENSES PAID
                                   EXPENSE          VALUE          VALUE         DURING PERIOD**
RESEARCH SERIES                     RATIO          7/1/2004      12/31/2004    7/1/2004-12/31/2004
--------------------------------------------------------------------------------------------------
Initial Class
  Actual                                 0.80%   $      1,000   $      1,101   $              4.24
  Hypothetical*                          0.80%   $      1,000   $      1,021   $              4.08
Service Class
  Actual                                 1.05%   $      1,000   $      1,100   $              5.56
  Hypothetical*                          1.05%   $      1,000   $      1,020   $              5.35

                                                   BEGINNING      ENDING
                                  ANNUALIZED        ACCOUNT       ACCOUNT         EXPENSES PAID
TOTAL                              EXPENSE          VALUE          VALUE         DURING PERIOD**
RETURN SERIES                       RATIO          7/1/2004      12/31/2004    7/1/2004-12/31/2004
--------------------------------------------------------------------------------------------------
Initial Class
  Actual                                 0.69%   $      1,000   $      1,086   $              3.63
  Hypothetical*                          0.69%   $      1,000   $      1,022   $              3.52
Service Class
  Actual                                 0.94%   $      1,000   $      1,084   $              4.94
  Hypothetical*                          0.94%   $      1,000   $      1,020   $              4.79

                                                   BEGINNING      ENDING
                                  ANNUALIZED        ACCOUNT       ACCOUNT         EXPENSES PAID
                                   EXPENSE          VALUE          VALUE         DURING PERIOD**
UTILITIES SERIES                    RATIO          7/1/2004      12/31/2004    7/1/2004-12/31/2004
--------------------------------------------------------------------------------------------------
Initial Class
  Actual                                 0.82%   $      1,000   $      1,228   $              4.60
  Hypothetical*                          0.82%   $      1,000   $      1,021   $              4.18
Service Class
  Actual                                 1.07%   $      1,000   $      1,228   $              6.01
  Hypothetical*                          1.07%   $      1,000   $      1,020   $              5.45

*    5% class return per year before expenses.

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
CAPITAL APPRECIATION SERIES

ISSUER                                    SHARES         VALUE
STOCKS -- 96.0%

AEROSPACE-- 0.9%
Lockheed Martin Corp.                       119,200  $  6,621,560
                                                     ------------
AIRLINES -- 1.1%
Southwest Airlines Co.                      461,100  $  7,506,708
                                                     ------------
APPAREL MANUFACTURERS -- 0.9%
Nike, Inc., "B"                              44,400  $  4,026,636
Polo Ralph Lauren Corp., "A"                 56,700     2,415,420
                                                     ------------
                                                     $  6,442,056
                                                     ------------
AUTOMOTIVE -- 1.5%
Harley-Davidson, Inc.                       175,600  $ 10,667,700
                                                     ------------
BANKS & CREDIT COMPANIES -- 2.5%
American Express Co.                         94,400  $  5,321,328
Citigroup, Inc.                             263,803    12,710,028
                                                     ------------
                                                     $ 18,031,356
                                                     ------------
BIOTECHNOLOGY -- 5.2%
Amgen, Inc.*                                306,300  $ 19,649,145
Cephalon, Inc.*                              14,600       742,848
Genzyme Corp.*                              156,000     9,058,920
ImClone Systems, Inc.*                      160,700     7,405,056
                                                     ------------
                                                     $ 36,855,969
                                                     ------------
BROADCAST & CABLE TV -- 4.6%
Citadel Broadcasting Corp.*                 367,000  $  5,938,060
Comcast Corp., "A"*                         391,400    13,025,792
EchoStar Communications Corp., "A"          210,295     6,990,206
Time Warner, Inc.*                          202,800     3,942,432
Univision Communications, Inc., "A"*         98,700     2,888,949
                                                     ------------
                                                     $ 32,785,439
                                                     ------------
BROKERAGE & ASSET MANAGERS -- 1.4%
Merrill Lynch & Co., Inc.                   137,170  $  8,198,651
Morgan Stanley                               33,000     1,832,160
                                                     ------------
                                                     $ 10,030,811
                                                     ------------
BUSINESS SERVICES -- 2.5%
Accenture Ltd., "A"*                        208,100  $  5,618,700
Fiserv, Inc.*                                90,500     3,637,195
Manpower, Inc.                              102,300     4,941,090
SOFTBANK CORP.                               76,100     3,694,858
                                                     ------------
                                                     $ 17,891,843
                                                     ------------
CHEMICALS -- 1.3%
3M Co.                                       65,200  $  5,350,964
E.I. du Pont de Nemours & Co.                78,400     3,845,520
                                                     ------------
                                                     $  9,196,484
                                                     ------------
COMPUTER SOFTWARE -- 6.3%
Akamai Technologies, Inc.*                   53,600  $    698,408
Amdocs Ltd.*                                257,900     6,769,875
Mercury Interactive Corp.*                   24,000     1,093,200
Microsoft Corp.                             787,300    21,028,783
Oracle Corp.*                               515,000     7,065,800
Red Hat, Inc.*                              465,300     6,211,755
Symantec Corp.*                              68,900     1,774,864
                                                     ------------
                                                     $ 44,642,685
                                                     ------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.7%
CDW Corp.                                    53,600  $  3,556,360
Dell, Inc.*                                 376,200    15,853,068
                                                     ------------
                                                     $ 19,409,428
                                                     ------------
CONSUMER GOODS & SERVICES -- 3.8%
Apollo Group, Inc., "A"*                    106,400  $  8,587,544
Career Education Corp.*                      58,700     2,348,000
Procter & Gamble Co.                        287,900    15,857,532
                                                     ------------
                                                     $ 26,793,076
                                                     ------------
ELECTRICAL EQUIPMENT -- 2.4%
Emerson Electric Co.                        104,700  $  7,339,470
Hubbell, Inc., "B"                           33,400     1,746,820
Tyco International Ltd.                     219,500     7,844,930
                                                     ------------
                                                     $ 16,931,220
                                                     ------------
ELECTRONICS -- 3.5%
Amphenol Corp., "A"*                        138,500  $  5,088,490
Analog Devices, Inc.                        173,790     6,416,327
Applied Materials, Inc.*                    196,400     3,358,440
Marvell Technology Group Ltd.*              123,300     4,373,451
PMC-Sierra, Inc.*                           149,200     1,678,500
Xilinx, Inc.                                120,900     3,584,685
                                                     ------------
                                                     $ 24,499,893
                                                     ------------
FOOD & DRUG STORES -- 1.1%
CVS Corp.                                   172,800  $  7,788,096
                                                     ------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 3.5%
PepsiCo, Inc.                               342,100  $ 17,857,620
SYSCO Corp.                                 190,200     7,259,934
                                                     ------------
                                                     $ 25,117,554
                                                     ------------
GAMING & LODGING -- 1.4%
Carnival Corp.                               76,900  $  4,431,747
Cendant Corp.                               183,600     4,292,568
International Game Technology                30,600     1,052,028
                                                     ------------
                                                     $  9,776,343
                                                     ------------
GENERAL MERCHANDISE -- 4.2%
Family Dollar Stores, Inc.                  264,500  $  8,260,335
Kohl's Corp.*                                67,200     3,304,224
Target Corp.                                209,640    10,886,605
Wal-Mart Stores, Inc.                       134,000     7,077,880
                                                     ------------
                                                     $ 29,529,044
                                                     ------------
INSURANCE -- 1.7%
St. Paul Travelers Cos., Inc.               172,200  $  6,383,454
XL Capital Ltd., "A"                         69,300     5,381,145
                                                     ------------
                                                     $ 11,764,599
                                                     ------------
INTERNET -- 5.5%
Amazon.com, Inc.*                            87,600  $  3,879,804
eBay, Inc.*                                  80,100     9,314,028
IAC/InterActiveCorp*                        705,800    19,494,196
Yahoo!, Inc.*                               172,800     6,511,104
                                                     ------------
                                                     $ 39,199,132
                                                     ------------
LEISURE & TOYS -- 1.5%
Electronic Arts, Inc.*                      166,500  $ 10,269,720
                                                     ------------
MACHINERY & TOOLS -- 2.7%
Caterpillar, Inc.                           124,600  $ 12,149,746
Illinois Tool Works, Inc.                    74,400     6,895,392
                                                     ------------
                                                     $ 19,045,138
                                                     ------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 2.7%
Caremark Rx, Inc.*                          178,400  $  7,034,312
Community Health Systems, Inc.*             190,500     5,311,140
HCA, Inc.                                   178,000     7,112,880
                                                     ------------
                                                     $ 19,458,332
                                                     ------------
MEDICAL EQUIPMENT -- 3.9%
Guidant Corp.                                49,400  $  3,561,740
Medtronic, Inc.                             305,500    15,174,185
Millipore Corp.*                             49,800     2,480,538
Thermo Electron Corp.*                      206,100     6,222,159
                                                     ------------
                                                     $ 27,438,622
                                                     ------------
METALS & MINING -- 0.6%
Companhia Vale do Rio Doce, ADR             140,400  $  4,073,004
                                                     ------------
OIL SERVICES -- 2.3%
BJ Services Co.                              90,900  $  4,230,486
GlobalSantaFe Corp.                         117,200     3,880,492
Noble Corp.*                                 83,000     4,128,420
Smith International, Inc.*                   73,400     3,993,694
                                                     ------------
                                                     $ 16,233,092
                                                     ------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.6%
Lexmark International, Inc., "A"*            47,700  $  4,054,500
                                                     ------------

ISSUER                                    SHARES         VALUE
STOCKS -- continued

PHARMACEUTICALS -- 12.4%
Abbott Laboratories                         318,600  $  14,862,690
Allergan, Inc.                               47,300      3,834,611
AstraZeneca PLC                              99,800      3,613,219
Eli Lilly & Co.                             124,900      7,088,075
Johnson & Johnson                           475,400     30,149,868
Roche Holdings AG                            62,500      7,168,675
Wyeth                                       501,500     21,358,885
                                                     -------------
                                                     $  88,076,023
                                                     -------------
POLLUTION CONTROL -- 0.5%
Waste Management, Inc.                      126,300  $   3,781,422
                                                     -------------
RESTAURANTS -- 0.6%
Outback Steakhouse, Inc.                     87,600  $   4,010,328
                                                     -------------
SPECIALTY STORES -- 3.0%
Best Buy Co., Inc.                           86,300  $   5,127,946
CarMax, Inc.*                               132,100      4,101,705
Lowe's Cos., Inc.                           141,000      8,120,190
PETsMART, Inc.                              115,900      4,117,927
                                                     -------------
                                                     $  21,467,768
                                                     -------------
TELECOMMUNICATIONS -- WIRELESS -- 1.0%
Vodafone Group PLC, ADR                     246,413  $   6,746,788
                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 3.7%
Cisco Systems, Inc.*                      1,375,040  $  26,538,272
                                                     -------------
TELEPHONE SERVICES -- 1.0%
Sprint Corp.                                282,250  $   7,013,912
                                                     -------------
TRUCKING -- 1.5%
FedEx Corp.                                 106,600  $  10,499,033
                                                     -------------
      Total Stocks (Identified Cost,
        $583,985,283)                                $ 680,186,950
                                                     -------------

REPURCHASE AGREEMENT -- 4.2%

                                          PAR AMOUNT
Morgan Stanley, 2.19%, dated 12/31/04,
 due 1/03/05, total to be received
 $29,770,432 (secured by various U.S.
 Treasury and Federal Agency obligations
 in a jointly traded account), at Cost    $ 29,765,000   $  29,765,000
                                                         -------------
    Total Investments
      (Identified Cost, $613,750,283)                    $ 709,951,950
                                                         -------------
OTHER ASSETS,
 LESS LIABILITIES -- (0.2)%                                 (1,708,539)
                                                         -------------
    Net Assets -- 100.0%                                 $ 708,243,411
                                                         =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
EMERGING GROWTH SERIES

ISSUER                                    SHARES         VALUE
STOCKS -- 98.9%

AIRLINES -- 0.4%
JetBlue Airways Corp.*^                      80,820  $  1,876,640
                                                     ------------
ALCOHOLIC BEVERAGES -- 0.5%
Anheuser-Busch Cos., Inc.                    41,670  $  2,113,919
                                                     ------------
APPAREL MANUFACTURERS -- 1.1%
Coach, Inc.*                                 25,440  $  1,434,816
Nike, Inc., "B"                              37,840     3,431,710
                                                     ------------
                                                     $  4,866,526
                                                     ------------
BANKS & CREDIT COMPANIES -- 1.8%
American Express Co.                         99,460  $  5,606,560
Investors Financial Services Corp.^          46,770     2,337,565
                                                     ------------
                                                     $  7,944,125
                                                     ------------
BIOTECHNOLOGY -- 6.2%
Amgen, Inc.*                                 50,870  $  3,263,310
Celgene Corp.^*                              68,400     1,814,652
Gen-Probe, Inc.*                             61,500     2,780,415
Genzyme Corp.*                              119,390     6,932,977
Gilead Sciences, Inc.*                       96,500     3,376,535
ImClone Systems, Inc.*                       77,250     3,559,680
MedImmune, Inc.*                            119,340     3,235,307
Neurocrine Biosciences, Inc.^*               39,210     1,933,053
                                                     ------------
                                                     $ 26,895,929
                                                     ------------
BROADCAST & CABLE TV -- 6.5%
Citadel Broadcasting Corp.^*                116,600  $  1,886,588
EchoStar Communications Corp., "A"^         142,910     4,750,328
Grupo Televisa S.A., ADR                     57,560     3,482,380
News Corp., "A"^                            130,640     2,437,742
NTL, Inc.*                                   86,080     6,280,397
Publishing & Broadcasting Ltd.              106,300     1,453,693
Telewest Global, Inc.*                       94,200     1,656,036
Walt Disney Co.                             105,820     2,941,796
Westwood One, Inc.^*                        126,760     3,413,647
                                                     ------------
                                                     $ 28,302,607
                                                     ------------
BROKERAGE & ASSET MANAGERS -- 3.1%
Ameritrade Holding Corp.*                   150,280  $  2,136,982
Goldman Sachs Group, Inc.                    20,800     2,164,032
Legg Mason, Inc.                             94,800     6,945,048
Lehman Brothers Holdings, Inc.               24,900     2,178,252
                                                     ------------
                                                     $ 13,424,314
                                                     ------------
BUSINESS SERVICES -- 6.8%
Alliance Data Systems Corp.^*                94,970  $  4,509,176
Ceridian Corp.*                             105,840     1,934,755
Corporate Executive Board Co.                28,280     1,893,063
DST Systems, Inc.*                          115,360     6,012,563
Getty Images, Inc.^                         122,050     8,403,143
Hewitt Associates, Inc., "A"*                27,000       864,270
Manpower, Inc.                               40,490     1,955,667
Paychex, Inc.                                55,710     1,898,597
SOFTBANK CORP.                               47,500     2,306,252
                                                     ------------
                                                     $ 29,777,486
                                                     ------------
CHEMICALS -- 0.2%
Nalco Holding Co.*                           35,700  $    696,864
                                                     ------------
COMPUTER SOFTWARE -- 7.8%
Akamai Technologies, Inc.^*                  92,660  $  1,207,360
Amdocs Ltd.*                                258,110     6,775,388
Business Objects S.A., ADR^*                 26,000       658,840
Check Point Software Technologies Ltd.*     105,200     2,591,076
Macromedia, Inc.*                            51,100     1,590,232
Mercury Interactive Corp.*                  123,800     5,639,090
Oracle Corp.*                               422,700     5,799,444
Red Hat, Inc.^*                              83,400     1,113,390
Symantec Corp.*                             102,720     2,646,067
VERITAS Software Corp.*                     213,050     6,082,578
                                                     ------------
                                                     $ 34,103,465
                                                     ------------

ISSUER                                    SHARES         VALUE
STOCKS -- continued

COMPUTER SOFTWARE -- SYSTEMS -- 3.4%
Apple Computer, Inc.*                        27,490  $  1,770,356
Citrix Systems, Inc.*                        94,900     2,327,897
Dell, Inc.*                                 221,140     9,318,840
National Instruments Corp.^                  44,360     1,208,810
                                                     ------------
                                                     $ 14,625,903
                                                     ------------
CONSUMER GOODS & SERVICES -- 2.0%
Apollo Group, Inc., "A"*                     36,730  $  2,964,478
Career Education Corp.^*                    107,530     4,301,200
Strayer Education, Inc.                      14,420     1,583,172
                                                     ------------
                                                     $  8,848,850
                                                     ------------
ELECTRICAL EQUIPMENT -- 0.8%
Tyco International Ltd.                      99,490  $  3,555,773
                                                     ------------
ELECTRONICS -- 4.0%
Analog Devices, Inc.                         77,300  $  2,853,916
Integrated Circuit Systems, Inc.^*           36,400       761,488
Marvell Technology Group Ltd.*               72,360     2,566,609
PMC-Sierra, Inc.^*                          148,520     1,670,850
Samsung Electronics Co. Ltd., GDR*           13,700     3,000,300
Silicon Laboratories, Inc.^*                 78,600     2,775,366
Symbol Technologies, Inc.                    68,900     1,191,970
Xilinx, Inc.                                 84,100     2,493,565
                                                     ------------
                                                     $ 17,314,064
                                                     ------------
ENTERTAINMENT -- 0.2%
DreamWorks Animation, Inc., "A"*             26,770  $  1,004,143
                                                     ------------
FOOD & DRUG STORES -- 1.5%
CVS Corp.                                    67,650  $  3,048,985
Walgreen Co.                                 93,830     3,600,257
                                                     ------------
                                                     $  6,649,242
                                                     ------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.7%
PepsiCo, Inc.                                62,190  $  3,246,318
                                                     ------------
FURNITURE & APPLIANCES -- 1.0%
Harman International Industries, Inc.        34,600  $  4,394,200
                                                     ------------
GAMING & LODGING -- 3.7%
Carnival Corp.                              106,550  $  6,140,476
Four Seasons Hotels, Inc.                    13,880     1,135,245
International Game Technology                49,820     1,712,812
Royal Caribbean Cruises Ltd.^               105,780     5,758,663
WMS Industries, Inc.^*                       48,160     1,615,286
                                                     ------------
                                                     $ 16,362,482
                                                     ------------
GENERAL MERCHANDISE -- 2.0%
Family Dollar Stores, Inc.                  100,440  $  3,136,741
Target Corp.                                 88,790     4,610,865
Wal-Mart de Mexico S.A. de C.V.             310,330     1,066,263
                                                     ------------
                                                     $  8,813,869
                                                     ------------
INTERNET -- 5.5%
eBay, Inc.*                                  75,360  $  8,762,861
Google, Inc.^*                               30,600     5,908,860
IAC/InterActiveCorp^*                        67,099     1,853,274
Yahoo!, Inc.                                204,060     7,688,981
                                                     ------------
                                                     $ 24,213,976
                                                     ------------
LEISURE & TOYS -- 2.6%
Activision, Inc.*                            77,800  $  1,570,004
Electronic Arts, Inc.*                      102,970     6,351,190
Nintendo Co. Ltd.                            28,400     3,556,390
                                                     ------------
                                                     $ 11,477,584
                                                     ------------
MACHINERY & TOOLS -- 1.1%
Caterpillar, Inc.                             7,800  $    760,578
Illinois Tool Works, Inc.                    41,480     3,844,366
                                                     ------------
                                                     $  4,604,944
                                                     ------------
MEDICAL & HEALTH TECHNOLOGY &
 SERVICES -- 1.3%
Community Health Systems, Inc.*              64,350  $  1,794,078
HCA, Inc.                                    99,030     3,957,239
                                                     ------------
                                                     $  5,751,317
                                                     ------------
MEDICAL EQUIPMENT -- 10.7%
Baxter International, Inc.                   99,540  $  3,438,112
C.R. Bard, Inc.                              28,620     1,831,108
Cytyc Corp.*                                405,950    11,192,042
DENTSPLY International, Inc.                 38,440     2,160,328
Fisher Scientific International, Inc.^*     106,352     6,634,238
Guidant Corp.                                60,520     4,363,492
Medtronic, Inc.                             125,700     6,243,519
Millipore Corp.*                             89,530     4,459,489
Synthes, Inc.                                 9,700     1,083,680
Waters Corp.*                               117,780     5,510,926
                                                     ------------
                                                     $ 46,916,934
                                                     ------------
METALS & MINING -- 0.6%
Aber Diamond Corp.+*                          6,600  $    233,446
Aber Diamond Corp.*                          13,600       481,040
Companhia Vale do Rio Doce, ADR              61,020     1,770,190
                                                     ------------
                                                     $  2,484,676
                                                     ------------
OIL SERVICES -- 2.2%
BJ Services Co.                              75,320  $  3,505,393
GlobalSantaFe Corp.                         109,220     3,616,274
Smith International, Inc.*                   49,220     2,678,060
                                                     ------------
                                                     $  9,799,727
                                                     ------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.1%
EMC Corp.                                   166,700  $  2,478,829
Lexmark International, Inc., "A"*            27,540     2,340,900
                                                     ------------
                                                     $  4,819,729
                                                     ------------
PHARMACEUTICALS -- 6.3%
Allergan, Inc.                               62,130  $  5,036,879
Endo Pharmaceuticals Holdings, Inc.*         56,020     1,177,540
Johnson & Johnson                            63,830     4,048,099
Medicis Pharmaceutical Corp., "A"           173,990     6,108,789
Novartis AG                                  64,220     3,224,365
Roche Holdings AG                            36,550     4,192,241
Watson Pharmaceuticals, Inc.^*               27,200       892,432
Wyeth                                        64,400     2,742,796
                                                     ------------
                                                     $ 27,423,141
                                                     ------------
PRINTING & PUBLISHING -- 0.2%
Playboy Enterprises, Inc.,"B"*               54,950  $    675,336
                                                     ------------
RESTAURANTS -- 0.5%
Cheesecake Factory, Inc.^*                   32,220  $  1,046,183
Starbucks Corp.^*                            18,190     1,134,328
                                                     ------------
                                                     $  2,180,511
                                                     ------------
SPECIALTY STORES -- 1.6%
Home Depot, Inc.                             89,500  $  3,825,230
Tiffany & Co.                               100,670     3,218,420
                                                     ------------
                                                     $  7,043,650
                                                     ------------
TELECOMMUNICATIONS -- WIRELESS -- 2.5%
America Movil S.A. de C.V., ADR^            105,040  $  5,498,844
Vodafone Group PLC, ADR                     190,559     5,217,505
                                                     ------------
                                                     $ 10,716,349
                                                     ------------
TELECOMMUNICATIONS -- WIRELINE -- 3.6%
AudioCodes Ltd.*                             40,200  $    667,722
Cisco Systems, Inc.*                        267,311     5,159,102
Comverse Technology, Inc.*                  195,510     4,780,220
Harris Corp.                                 36,420     2,250,392
Juniper Networks, Inc.^*                    107,848     2,932,387
                                                     ------------
                                                     $ 15,789,823
                                                     ------------
TELEPHONE SERVICES -- 5.0%
American Tower Corp., "A"^*                 499,560  $  9,191,904
Crown Castle International Corp.*           159,360     2,651,750
SpectraSite, Inc.*                          113,320     6,561,228
Sprint Corp.                                139,600     3,469,060
                                                     ------------
                                                     $ 21,873,942
                                                     ------------

ISSUER                                    SHARES         VALUE
STOCKS -- continued

TRUCKING -- 0.4%
Expeditors International of Washington,
 Inc.^                                        27,890  $   1,558,493
                                                      -------------
    Total Stocks (Identified Cost,
      $370,627,438)                                   $ 432,146,851
                                                      -------------
COLLATERAL FOR SECURITIES LOANED -- 13.5%
Navigator Securities Lending Prime
 Portfolio, at Cost and Net Asset Value   59,187,926  $  59,187,926
                                                      -------------

REPURCHASE AGREEMENT -- 1.2%

                                          PAR AMOUNT
Morgan Stanley, 2.19%, dated 12/31/04,
 due 01/03/05, total to be received
 $5,038,919 (secured by various U.S.
 Treasury and Federal Agency obligations
 in a jointly traded account), at Cost    $ 5,038,000 $   5,038,000
                                                      -------------
    Total Investments
      (Identified Cost, $434,853,364)                 $ 496,372,777
                                                      -------------
OTHER ASSETS,
 LESS LIABILITIES -- (13.6)%                            (59,422,672)
                                                      -------------
    Net Assets -- 100.0%                              $ 436,950,105
                                                      =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
GLOBAL GROWTH SERIES

ISSUER                                    SHARES         VALUE
STOCKS -- 98.0%

AEROSPACE -- 0.5%
Lockheed Martin Corp.                        17,190  $    954,904
                                                     ------------
ALCOHOLIC BEVERAGES -- 0.8%
Pernod Ricard^                                9,300  $  1,419,665
                                                     ------------
APPAREL MANUFACTURERS -- 0.9%
Burberry Group PLC                          113,060  $    868,931
Toray Industries, Inc.                      151,000       705,230
                                                     ------------
                                                     $  1,574,161
                                                     ------------
AUTOMOTIVE -- 1.9%
Autoliv, Inc.^                               17,650  $    842,849
Magna International, Inc., "A"                8,730       720,661
Toyota Motor Corp.                           44,900     1,821,776
                                                     ------------
                                                     $  3,385,286
                                                     ------------
BANKS & CREDIT COMPANIES -- 10.2%
AEON Credit Service Co. Ltd.                 12,500  $    927,998
Aiful Corp.                                   7,000       767,599
American Express Co.                         30,070     1,695,046
Anglo Irish Bank Corp. PLC                   43,510     1,050,798
Bank Hapoalim B.M.                          542,800     1,830,694
Citigroup, Inc.                              53,292     2,567,609
DEPFA Bank PLC                               85,980     1,438,279
Erste Bank der oesterreichischen
 Sparkassen AG                               39,180     2,085,623
Royal Bank of Scotland Group PLC             44,637     1,498,859
Shinsei Bank Ltd.^                          118,000       801,401
Takefuji Corp.                               25,930     1,748,430
UBS AG                                       27,311     2,281,800
                                                     ------------
                                                     $ 18,694,136
                                                     ------------
BIOTECHNOLOGY -- 2.1%
Amgen, Inc.*                                 16,860  $  1,081,569
Genzyme Corp.*                               30,160     1,751,391
ImClone Systems, Inc.*                       20,280       934,502
                                                     ------------
                                                     $  3,767,462
                                                     ------------
BROADCAST & CABLE TV -- 5.0%
Antena 3 de Television S.A.^*                 9,391  $    676,074
News Corp., Inc., "B"^                      156,212     2,991,982
Time Warner, Inc.*                           71,120     1,382,573
TV Azteca S.A. de C.V., ADR^                152,220     1,564,822
Viacom, Inc., "B"                            34,800     1,266,372
Walt Disney Co.                              46,830     1,301,874
                                                     ------------
                                                     $  9,183,697
                                                     ------------
BROKERAGE & ASSET MANAGERS -- 2.1%
Ameritrade Holding Corp.*                    60,070  $    854,195
Franklin Resources, Inc.                     25,690     1,789,308
Goldman Sachs Group, Inc.                    11,890     1,237,036
MarketAxess Holdings, Inc.*                     160         2,722
                                                     ------------
                                                     $  3,883,261
                                                     ------------
BUSINESS SERVICES -- 2.8%
Accenture Ltd., "A"*                         43,210  $  1,166,670
Fiserv, Inc.*                                22,250       894,227
Getty Images, Inc.*                          27,950     1,924,357
Manpower, Inc.                               24,480     1,182,384
                                                     ------------
                                                     $  5,167,638
                                                     ------------
CHEMICALS -- 2.2%
Monsanto Co.                                 28,470  $  1,581,508
Nalco Holding Co.*                           44,200       862,784
Sasol Ltd.                                   77,800     1,667,635
                                                     ------------
                                                     $  4,111,927
                                                     ------------
COMPUTER SOFTWARE -- 3.7%
Amdocs Ltd.*                                 33,690  $    884,362
Mercury Interactive Corp.*                   19,720       898,246
Opsware, Inc.^*                             101,500       745,010
Oracle Corp.*                               204,740     2,809,033
VERITAS Software Corp.*                      47,870     1,366,688
                                                     ------------
                                                     $  6,703,339
                                                     ------------

ISSUER                                    SHARES         VALUE
STOCKS -- continued

COMPUTER SOFTWARE -- SYSTEMS -- 1.5%
Dell, Inc.*                                  67,060  $  2,825,908
                                                     ------------
CONSTRUCTION -- 1.5%
Italcementi S.p.A.                           94,290  $  1,076,644
Siam Cement Public Co. Ltd.                 233,350     1,656,753
                                                     ------------
                                                     $  2,733,397
                                                     ------------
CONSUMER GOODS & SERVICES -- 1.8%
Colgate-Palmolive Co.                        25,760  $  1,317,882
Reckitt Benckiser PLC                        65,800     1,985,008
                                                     ------------
                                                     $  3,302,890
                                                     ------------
ELECTRICAL EQUIPMENT -- 2.0%
MSC Industrial Direct Co., Inc., "A"         16,460  $    592,231
Nidec Corp.                                  11,200     1,361,109
Nitto Denko Corp.                            32,000     1,749,842
                                                     ------------
                                                     $  3,703,182
                                                     ------------
ELECTRONICS -- 5.3%
CANON, Inc.^                                 42,000  $  2,259,888
Funai Electric Co. Ltd.                       7,700       952,994
Marvell Technology Group Ltd.*               38,190     1,354,599
Murata Manufacturing Co. Ltd.                23,100     1,287,891
Samsung Electronics Co. Ltd.                  3,970     1,727,671
Seiko Epson Corp.                            36,700     1,628,334
Stanley Electric Co. Ltd.^                   30,100       514,285
                                                     ------------
                                                     $  9,725,662
                                                     ------------
ENERGY -- INDEPENDENT -- 1.9%
EnCana Corp.*                                15,820  $    901,627
Reliance Industries Ltd.                    142,310     1,756,418
Talisman Energy, Inc.*                       33,280       897,061
                                                     ------------
                                                     $  3,555,106
                                                     ------------
ENERGY -- INTEGRATED -- 2.4%
BP PLC, ADR                                  40,668  $  2,375,011
TOTAL S.A.^                                   9,280     2,019,960
                                                     ------------
                                                     $  4,394,971
                                                     ------------
ENGINEERING -- CONSTRUCTION -- 0.3%
InfraSource Services, Inc.^*                 42,000  $    546,000
                                                     ------------
FOOD & DRUG STORES -- 0.5%
7-Eleven, Inc.*                              39,560  $    947,462
                                                     ------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 3.8%
Compass Group PLC                           353,960  $  1,670,560
Groupe Danone^                               19,470     1,791,985
Nestle S.A.                                   6,897     1,797,904
PepsiCo, Inc.                                32,110     1,676,142
                                                     ------------
                                                     $  6,936,591
                                                     ------------
FOREST & PAPER PRODUCTS -- 0.9%
Aracruz Celulose S.A., ADR^                  41,260  $  1,555,502
                                                     ------------
GAMING & LODGING -- 0.5%
Carnival Corp.                               16,700  $    962,421
                                                     ------------
GENERAL MERCHANDISE -- 0.7%
Target Corp.                                 23,310  $  1,210,488
                                                     ------------
INSURANCE -- 2.2%
Riunione Adriatica di Sicurta S.p.A.^        79,460  $  1,790,939
Sanlam Group                              1,002,160     2,307,897
                                                     ------------
                                                     $  4,098,836
                                                     ------------
INTERNET -- 2.1%
eBay, Inc.*                                  14,140  $  1,644,199
Yahoo!, Inc.*                                58,460     2,202,773
                                                     ------------
                                                     $  3,846,972
                                                     ------------
LEISURE & TOYS -- 1.0%
Electronic Arts, Inc.*                       16,640  $  1,026,355
Nintendo Co. Ltd.*                            6,100       763,873
                                                     ------------
                                                     $  1,790,228
                                                     ------------
MACHINERY & TOOLS -- 1.8%
Atlas Copco AB, "A"                          16,150  $    727,565
Mitsui Mining & Smelting Co. Ltd.           264,000     1,161,061
Neopost S.A.^                                 7,750       600,450
Sandvik AB                                   18,780       755,802
                                                     ------------
                                                     $  3,244,878
                                                     ------------
MEDICAL EQUIPMENT -- 3.0%
Boston Scientific Corp.*                     25,200  $    895,860
Discovery Partners International, Inc.^*         60           285
Fisher Scientific International, Inc.*       12,420       774,760
Medtronic, Inc.                              28,180     1,399,701
Straumann Holding AG^                         4,180       864,386
Synthes, Inc.*                               14,490     1,618,817
                                                     ------------
                                                     $  5,553,809
                                                     ------------
METALS & MINING -- 3.7%
Aber Diamond Corp.+                          31,000  $  1,096,488
Anglo American PLC                           82,210     1,941,186
BHP Billiton Ltd.                           140,990     1,690,110
Companhia Vale do Rio Doce, ADR              72,430     2,101,194
                                                     ------------
                                                     $  6,828,978
                                                     ------------
PHARMACEUTICALS -- 8.0%
AstraZeneca PLC                              47,610  $  1,723,701
Chugai Pharmaceutical Co. Ltd.^              62,300     1,026,866
Eli Lilly & Co.                              22,400     1,271,200
Johnson & Johnson                            48,020     3,045,428
Medicis Pharmaceutical Corp., "A"            19,220       674,814
Roche Holdings AG                            22,870     2,623,161
Sanofi-Aventis^                              27,210     2,167,129
Teva Pharmaceutical Industries Ltd., ADR     69,780     2,083,631
                                                     ------------
                                                     $ 14,615,930
                                                     ------------
PRINTING & PUBLISHING -- 2.2%
Johnston Press PLC                          116,408  $  1,209,244
Meredith Corp.                               16,060       870,452
Yell Group PLC                              234,260     1,975,525
                                                     ------------
                                                     $  4,055,221
                                                     ------------
SPECIALTY CHEMICALS -- 2.0%
Asahi Glass Co. Ltd.^                       122,000  $  1,341,377
Kaneka Corp.                                 46,000       519,192
L'Air Liquide S.A.^                           9,685     1,784,093
                                                     ------------
                                                     $  3,644,662
                                                     ------------
SPECIALTY STORES -- 5.2%
Esprit Holdings Ltd.                        152,000  $    919,079
Hennes & Mauritz AB, "B"                     53,940     1,875,167
Kingfisher PLC                              266,522     1,582,254
Matalan PLC                                 209,070       887,559
NEXT PLC                                     50,066     1,583,283
Nishimatsuya Chain Co. Ltd.                  19,700       743,722
RONA, Inc.*                                  19,700       669,716
TJX Cos., Inc.                               50,930     1,279,871
                                                     ------------
                                                     $  9,540,651
                                                     ------------
TELECOMMUNICATIONS -- WIRELESS -- 1.9%
Celular CRT Participacoes S.A.                    1  $          5
Vodafone Group PLC                        1,263,240     3,419,842
                                                     ------------
                                                     $  3,419,847
                                                     ------------
TELECOMMUNICATIONS -- WIRELINE -- 3.5%
Blue Coat Systems, Inc.^*                    41,600  $    774,176
Cisco Systems, Inc.*                        179,780     3,469,754
CSR PLC*                                    103,280       771,992
Research In Motion Ltd.*                     17,010     1,401,964
                                                     ------------
                                                     $  6,417,886
                                                     ------------
TELEPHONE SERVICES -- 2.4%
Biscom S.p.A*                                15,080  $    865,648
Sprint Corp.                                 61,750     1,534,487
Telefonica S.A.                             102,769     1,929,320
                                                     ------------
                                                     $  4,329,455
                                                     ------------

ISSUER                                    SHARES         VALUE
STOCKS -- continued

TOBACCO-- 1.5%
Altadis S.A.                                  30,550  $   1,394,505
Swedish Match AB                             115,900      1,340,146
                                                      -------------
                                                      $   2,734,651
                                                      -------------
UTILITIES -- ELECTRIC POWER -- 2.2%
Iberdrola S.A.^                               74,080  $   1,876,383
Suez S.A.^                                    77,670      2,064,102
                                                      -------------
                                                      $   3,940,485
                                                      -------------
    Total Stocks (Identified Cost,
        $153,294,775)                                 $ 179,307,545
                                                      -------------
PREFERRED STOCKS -- 0.5%
AUTOMOTIVE -- 0.5%
Porsche AG, 8.75%^                             1,336  $     849,613
                                                      -------------
    Total Preferred Stocks
      (Identified Cost, $642,960)                     $     849,613
                                                      -------------
WARRANTS -- 0.0%
Lucent Technologies, Inc., Strike price
  2.75, 1st exercise 12/10/04
  (Telecommunications-- Wireline)*                82  $         130
                                                      -------------
    Total Warrants
      (Identified Cost, $136)                         $         130
                                                      -------------
COLLATERAL FOR SECURITIES LOANED -- 14.2%
 Navigator Securities Lending Prime
 Portfolio, at Cost and Net Asset Value   25,930,918  $  25,930,918
                                                      -------------

REPURCHASE AGREEMENT -- 0.6%

                                          PAR AMOUNT
Morgan Stanley, 2.19%, dated 12/31/04,
 due 01/03/05, total to be received
 $1,140,208 (secured by various U.S.
 Treasury and Federal Agency obligations
 in a jointly traded account), at Cost    $ 1,140,000    $   1,140,000
                                                         -------------
    Total Investments
      (Identified Cost, $181,008,789)~                   $ 207,228,206
                                                         -------------
OTHER ASSETS,
 LESS LIABILITIES -- (13.3)%                               (24,297,350)
                                                         -------------
    Net Assets -- 100.0%                                 $ 182,930,856
                                                         =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
MANAGED SECTORS SERIES

ISSUER                                           SHARES               VALUE
STOCKS -- 99.0%
APPAREL MANUFACTURERS -- 2.3%
Nike, Inc., "B"                                          21,700   $    1,967,973
Reebok International Ltd.                                30,200        1,328,800
                                                                  --------------
                                                                  $    3,296,773
                                                                  --------------
BANKS & CREDIT COMPANIES -- 4.3%
American Express Co.                                     54,400   $    3,066,528
Citigroup, Inc.                                          65,880        3,174,098
                                                                  --------------
                                                                  $    6,240,626
                                                                  --------------
BIOTECHNOLOGY -- 6.9%
Amgen, Inc.*                                             43,100   $    2,764,865
Celgene Corp.*                                           36,200          960,386
Genentech, Inc.*                                         19,100        1,039,804
Genzyme Corp.*                                           54,500        3,164,815
Gilead Sciences, Inc.*                                   38,100        1,333,119
ImClone Systems, Inc.*                                   18,900          870,912
                                                                  --------------
                                                                  $   10,133,901
                                                                  --------------
BROADCAST & CABLE TV -- 6.3%
Comcast Corp., "A"*                                      64,830   $    2,157,542
Omnicom Group, Inc.                                      10,500          885,360
Time Warner, Inc.*                                      123,170        2,394,425
Univision Communications, Inc., "A"*                     33,600          983,472
Viacom, Inc., "B"                                        23,990          872,996
Walt Disney Co.                                          67,000        1,862,600
                                                                  --------------
                                                                  $    9,156,395
                                                                  --------------
BROKERAGE & ASSET MANAGERS -- 2.1%
Goldman Sachs Group, Inc.                                20,920   $    2,176,517
Merrill Lynch & Co., Inc.                                14,600          872,642
                                                                  --------------
                                                                  $    3,049,159
                                                                  --------------
BUSINESS SERVICES -- 3.3%
Fiserv, Inc.*                                            36,500   $    1,466,935
Getty Images, Inc.*                                      26,100        1,796,985
Monster Worldwide, Inc.*                                 45,700        1,537,348
                                                                  --------------
                                                                  $    4,801,268
                                                                  --------------
COMPUTER SOFTWARE -- 11.7%
Akamai Technologies, Inc.*                               76,800   $    1,000,704
Mercury Interactive Corp.*                               42,400        1,931,320
Microsoft Corp.                                         219,780        5,870,324
Oracle Corp.*                                           242,230        3,323,396
Symantec Corp.*                                          54,900        1,414,224
VERITAS Software Corp.*                                 122,330        3,492,522
                                                                  --------------
                                                                  $   17,032,490
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 3.8%
Dell, Inc.*                                             133,360   $    5,619,790
                                                                  --------------
CONSUMER GOODS & SERVICES -- 4.1%
Avon Products, Inc.                                      42,600   $    1,648,620
Procter & Gamble Co.                                     78,000        4,296,240
                                                                  --------------
                                                                  $    5,944,860
                                                                  --------------
ELECTRICAL EQUIPMENT -- 1.6%
Emerson Electric Co.                                     25,100   $    1,759,510
W.W. Grainger, Inc.                                       8,900          592,918
                                                                  --------------
                                                                  $    2,352,428
                                                                  --------------
ELECTRONICS -- 4.4%
Amphenol Corp., "A"*                                     33,100   $    1,216,094
Analog Devices, Inc.                                     49,710        1,835,293
KLA-Tencor Corp.*                                        19,800          922,284
Maxim Integrated Products, Inc.                          17,680          749,455
Texas Instruments, Inc.                                  71,000        1,748,020
                                                                  --------------
                                                                  $    6,471,146
                                                                  --------------
FOOD & DRUG STORES -- 1.5%
CVS Corp.                                                49,800   $    2,244,486
                                                                  --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.5%
PepsiCo, Inc.                                            14,300   $      746,460
                                                                  --------------
GAMING & LODGING -- 2.1%
Carnival Corp.                                           53,200   $    3,065,916
                                                                  --------------

ISSUER                                           SHARES               VALUE

STOCKS -- continued

GENERAL MERCHANDISE -- 2.5%
Kohl's Corp.*                                            26,650   $    1,310,381
Target Corp.                                             46,370        2,407,994
                                                                  --------------
                                                                  $    3,718,375
                                                                  --------------
HEALTH MAINTENANCE ORGANIZATIONS -- 1.3%
WellPoint, Inc.*                                         16,000   $    1,840,000
                                                                  --------------
INTERNET -- 5.2%
eBay, Inc.*                                              33,000   $    3,837,240
Yahoo!, Inc.*                                           101,600        3,828,288
                                                                  --------------
                                                                  $    7,665,528
                                                                  --------------
MACHINERY & TOOLS -- 2.3%
Caterpillar, Inc.                                        34,200   $    3,334,842
                                                                  --------------
MEDICAL EQUIPMENT -- 5.5%
Fisher Scientific International, Inc.*                   42,100   $    2,626,198
Medtronic, Inc.                                          63,900        3,173,913
Waters Corp.*                                            46,300        2,166,377
                                                                  --------------
                                                                  $    7,966,488
                                                                  --------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.1%
EMC Corp.*                                              112,700   $    1,675,849
Network Appliance, Inc.*                                 43,800        1,455,036
                                                                  --------------
                                                                  $    3,130,885
                                                                  --------------
PHARMACEUTICALS -- 12.2%
Abbott Laboratories                                      86,980   $    4,057,617
Eli Lilly & Co.                                          36,100        2,048,675
Johnson & Johnson                                       113,440        7,194,365
Wyeth                                                   105,600        4,497,504
                                                                  --------------
                                                                  $   17,798,161
                                                                  --------------
RESTAURANTS -- 1.0%
YUM! Brands, Inc.                                        31,000   $    1,462,580
                                                                  --------------
SPECIALTY STORES -- 5.0%
Abercrombie & Fitch Co., "A"                             19,000   $      892,050
Best Buy Co., Inc.                                       37,800        2,246,076
Lowe's Cos., Inc.                                        19,800        1,140,282
PETsMART, Inc.                                           30,000        1,065,900
Staples, Inc.                                            56,400        1,901,244
                                                                  --------------
                                                                  $    7,245,552
                                                                  --------------
TELECOMMUNICATIONS -- WIRELINE -- 4.5%
ADTRAN, Inc.                                             22,300   $      426,822
Cisco Systems, Inc.*                                    280,260        5,409,018
Research In Motion Ltd.*                                  8,600          708,812
                                                                  --------------
                                                                  $    6,544,652
                                                                  --------------
TRUCKING -- 2.5%
FedEx Corp.                                              21,300   $    2,097,837
United Parcel Service, Inc., "B"                         18,900        1,615,194
                                                                  --------------
                                                                  $    3,713,031
                                                                  --------------
    Total Stocks (Identified Cost,
      $122,582,931)                                               $  144,575,792
                                                                  --------------

REPURCHASE AGREEMENT -- 0.9%

                                                 PAR AMOUNT
Morgan Stanley, 2.19%, dated 12/31/04, due
 1/03/05, total to be received $1,292,236
 (secured by various U.S. Treasury and Federal
 Agency obligations in a jointly traded
 account), at Cost                               $    1,292,000   $    1,292,000
                                                                  --------------
    Total Investments
      (Identified Cost, $123,874,931)                             $  145,867,792
                                                                  --------------
OTHER ASSETS,
 LESS LIABILITIES -- 0.1%                                               131,734
                                                                  --------------
    Net Assets -- 100.0%                                          $  145,999,526
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
MASSACHUSETTS INVESTORS TRUST SERIES

ISSUER                                           SHARES               VALUE
STOCKS -- 98.5%
AEROSPACE -- 5.0%
Lockheed Martin Corp.                                   387,510   $   21,526,181
United Technologies Corp.                               348,800       36,048,480
                                                                  --------------
                                                                  $   57,574,661
                                                                  --------------
ALCOHOLIC BEVERAGES -- 0.7%
Anheuser-Busch Cos., Inc.                               165,800   $    8,411,034
                                                                  --------------
AUTOMOTIVE -- 0.9%
Harley-Davidson, Inc.                                   163,200   $    9,914,400
                                                                  --------------
BANKS & CREDIT COMPANIES -- 10.7%
American Express Co.                                    338,200   $   19,064,334
Bank of America Corp.                                   492,700       23,151,973
Citigroup, Inc.                                         304,780       14,684,300
Freddie Mac                                             210,300       15,499,110
J.P. Morgan Chase & Co.                                 623,400       24,318,834
Northern Trust Corp.^                                   125,200        6,082,216
Wells Fargo & Co.                                       328,860       20,438,649
                                                                  --------------
                                                                  $  123,239,416
                                                                  --------------
BIOTECHNOLOGY -- 2.4%
Amgen, Inc.*                                            156,100   $   10,013,815
Biogen Idec, Inc.*                                       50,000        3,330,500
Genzyme Corp.*                                          244,800       14,215,536
                                                                  --------------
                                                                  $   27,559,851
                                                                  --------------
BROADCAST & CABLE TV -- 2.7%
Univision Communications, Inc., "A"*                    191,300   $    5,599,351
Viacom, Inc., "B"                                       317,250       11,544,728
Walt Disney Co.                                         485,400       13,494,120
                                                                  --------------
                                                                  $   30,638,199
                                                                  --------------
BROKERAGE & ASSET MANAGERS -- 3.2%
Goldman Sachs Group, Inc.                               170,920   $   17,782,517
Legg Mason, Inc.                                        159,300       11,670,318
Lehman Brothers Holdings, Inc.                           92,000        8,048,160
                                                                  --------------
                                                                  $   37,500,995
                                                                  --------------
BUSINESS SERVICES -- 1.0%
Accenture Ltd., "A"*                                    433,100   $   11,693,700
                                                                  --------------
CHEMICALS -- 4.3%
Dow Chemical Co.                                        359,200   $   17,783,992
E.I. du Pont de Nemours & Co.                           246,300       12,081,015
Monsanto Co.                                            218,200       12,121,010
PPG Industries, Inc.                                    104,290        7,108,406
                                                                  --------------
                                                                  $   49,094,423
                                                                  --------------
COMPUTER SOFTWARE -- 3.6%
Amdocs Ltd.*                                            278,600   $    7,313,250
Mercury Interactive Corp.^*                              72,800        3,316,040
Oracle Corp.*                                         1,638,900       22,485,708
VERITAS Software Corp.*                                 311,690        8,898,750
                                                                  --------------
                                                                  $   42,013,748
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.7%
Apple Computer, Inc.*                                   176,800   $   11,385,920
Dell, Inc.*                                             479,500       20,206,130
                                                                  --------------
                                                                  $   31,592,050
                                                                  --------------
CONSTRUCTION -- 0.9%
Masco Corp.                                             288,100   $   10,524,293
                                                                  --------------
CONSUMER GOODS & SERVICES -- 4.8%
Colgate-Palmolive Co.                                   375,600   $   19,215,696
Procter & Gamble Co.                                    341,200       18,793,296
Reckitt Benckiser PLC                                   592,120       17,862,662
                                                                  --------------
                                                                  $   55,871,654
                                                                  --------------
ELECTRICAL EQUIPMENT -- 3.9%
General Electric Co.                                    481,630   $   17,579,495
Tyco International Ltd.                                 783,130       27,989,066
                                                                  --------------
                                                                  $   45,568,561
                                                                  --------------

ISSUER                                           SHARES               VALUE
STOCKS -- continued
ELECTRONICS -- 1.4%
Analog Devices, Inc.                                    351,100   $    12,962,612
Xilinx, Inc.^                                            92,500         2,742,625
                                                                  ---------------
                                                                  $    15,705,237
                                                                  ---------------
ENERGY -- INDEPENDENT -- 0.9%
EnCana Corp.                                            128,880   $     7,353,893
EOG Resources, Inc.                                      45,700         3,261,152
                                                                  ---------------
                                                                  $    10,615,045
                                                                  ---------------
ENERGY -- INTEGRATED -- 4.5%
BP PLC, ADR                                             543,022   $    31,712,485
TOTAL S.A., ADR^                                        184,810        20,299,530
                                                                  ---------------
                                                                  $    52,012,015
                                                                  ---------------
FOOD & DRUG STORES -- 1.1%
CVS Corp.                                               286,060   $    12,892,724
                                                                  ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.6%
General Mills, Inc.                                     256,900   $    12,770,499
PepsiCo, Inc.                                           333,940        17,431,668
                                                                  ---------------
                                                                  $    30,202,167
                                                                  ---------------
GAMING & LODGING -- 1.2%
Carnival Corp.                                          234,000   $    13,485,420
                                                                  ---------------
GENERAL MERCHANDISE -- 1.6%
Target Corp.                                            359,800   $    18,684,414
                                                                  ---------------
INSURANCE -- 1.6%
American International Group, Inc.                      207,597   $    13,632,895
Hartford Financial Services Group, Inc.                  76,630         5,311,225
                                                                  ---------------
                                                                  $    18,944,120
                                                                  ---------------
INTERNET -- 1.9%
eBay, Inc.*                                              98,400   $    11,441,952
Yahoo!, Inc.*                                           268,000        10,098,240
                                                                  ---------------
                                                                  $    21,540,192
                                                                  ---------------
LEISURE & TOYS -- 1.1%
Electronic Arts, Inc.*                                  109,700   $     6,766,296
Nintendo Co. Ltd.                                        27,800         3,481,255
Nintendo Co. Ltd., ADR^                                 174,300         2,736,458
                                                                  ---------------
                                                                  $    12,984,009
                                                                  ---------------
MACHINERY & TOOLS -- 3.0%
Caterpillar, Inc.                                       194,300   $    18,946,193
Eaton Corp.                                             142,600        10,318,536
Illinois Tool Works, Inc.^                               57,070         5,289,248
                                                                  ---------------
                                                                  $    34,553,977
                                                                  ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.7%
HCA, Inc.                                               203,600   $     8,135,856
                                                                  ---------------
MEDICAL EQUIPMENT -- 4.2%
Baxter International, Inc.                              368,140   $    12,715,556
Boston Scientific Corp.*                                127,700         4,539,735
Guidant Corp.                                           156,700        11,298,070
Medtronic, Inc.                                         285,900        14,200,653
Synthes, Inc.*                                           53,500         5,976,999
                                                                  ---------------
                                                                  $    48,731,013
                                                                  ---------------
OIL SERVICES -- 2.4%
Halliburton Co.                                         384,750   $    15,097,590
Noble Corp.*                                            241,890        12,031,609
                                                                  ---------------
                                                                  $    27,129,199
                                                                  ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.0%
EMC Corp.*                                              683,700   $    10,166,619
Lexmark International, Inc., "A"*                       157,600        13,396,000
                                                                  ---------------
                                                                  $    23,562,619
                                                                  ---------------
PHARMACEUTICALS -- 8.4%
Abbott Laboratories                                     392,900   $    18,328,785
Eli Lilly & Co.                                         221,100        12,547,425
Johnson & Johnson                                       674,970        42,806,597
Roche Holdings AG                                       112,900        12,949,494
Wyeth                                                   255,920        10,899,633
                                                                  ---------------
                                                                  $    97,531,934
                                                                  ---------------
SPECIALTY CHEMICALS -- 1.0%
Praxair, Inc.                                           261,880   $    11,562,002
                                                                  ---------------
SPECIALTY STORES -- 2.3%
Gap, Inc.                                               484,900   $    10,241,088
Tiffany & Co.                                           103,100         3,296,107
TJX Cos., Inc.                                          510,120        12,819,316
                                                                  ---------------
                                                                  $    26,356,511
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.4%
Vodafone Group PLC, ADR                                 600,878   $    16,452,040
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELINE -- 3.0%
Cisco Systems, Inc.*                                  1,229,840   $    23,735,912
Telefonaktiebolaget LM Ericsson, ADR^*                  332,900        10,483,021
                                                                  ---------------
                                                                  $    34,218,933
                                                                  ---------------
TELEPHONE SERVICES -- 1.3%
Sprint Corp.                                            588,480   $    14,623,728
                                                                  ---------------
TRUCKING -- 2.3%
CNF, Inc.                                                51,900   $     2,600,190
FedEx Corp.                                              99,490         9,798,770
United Parcel Service, Inc., "B"                        169,150        14,455,556
                                                                  ---------------
                                                                  $    26,854,516
                                                                  ---------------
UTILITIES -- ELECTRIC POWER -- 1.8%
Dominion Resources, Inc.                                 79,670   $     5,396,846
Entergy Corp.                                            44,400         3,000,996
Exelon Corp.                                            246,380        10,857,967
FPL Group, Inc.^                                         13,100           979,225
                                                                  ---------------
                                                                  $    20,235,034
                                                                  ---------------
    Total Stocks (Identified Cost,
      $959,846,820)                                               $ 1,138,209,690
                                                                  ---------------
COLLATERAL FOR SECURITIES LOANED -- 3.7%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                        42,672,567   $    42,672,567
                                                                  ---------------

REPURCHASE AGREEMENT -- 1.4%

                                                 PAR AMOUNT
Morgan Stanley, 2.19%, dated 12/31/04, due
  1/3/05, total to be received $16,401,993
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost                       $   16,399,000   $    16,399,000
                                                                  ---------------
    Total Investments
      (Identified Cost, $1,018,918,387)                           $ 1,197,281,257
                                                                  ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.6)%                                         (41,641,416)
                                                                  ---------------
    Net Assets -- 100.0%                                          $ 1,155,639,841
                                                                  ===============

     See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
MID CAP GROWTH SERIES

ISSUER                                           SHARES               VALUE
STOCKS -- 98.2%

AIRLINES-- 1.0%
JetBlue Airways Corp.^*                                  53,450   $     1,241,109
                                                                  ---------------
APPAREL MANUFACTURERS -- 0.9%
Coach, Inc.*                                             21,210   $     1,196,244
                                                                  ---------------
BANKS & CREDIT COMPANIES -- 1.3%
Investors Financial Services Corp.^                      22,020   $     1,100,560
Sovereign Bancorp, Inc.                                  27,840           627,792
                                                                  ---------------
                                                                  $     1,728,352
                                                                  ---------------
BIOTECHNOLOGY -- 7.6%
Celgene Corp.^*                                          20,220   $       536,437
Gen-Probe, Inc.^*                                        24,100         1,089,561
Genzyme Corp.*                                           45,070         2,617,215
Gilead Sciences, Inc.*                                   51,490         1,801,635
ImClone Systems, Inc.*                                   29,940         1,379,635
MedImmune, Inc.*                                         70,350         1,907,189
Neurocrine Biosciences, Inc.^*                           11,250           554,625
                                                                  ---------------
                                                                  $     9,886,297
                                                                  ---------------
BROADCAST & CABLE TV -- 8.8%
Citadel Broadcasting Corp.^*                            157,110   $     2,542,040
EchoStar Communications Corp., "A"^                      47,750         1,587,210
Entercom Communications Corp., "A"*                      23,390           839,467
Gemstar-TV Guide International, Inc.^*                  108,320           641,254
Grupo Televisa S.A., ADR                                 17,630         1,066,615
Interpublic Group of Cos., Inc.^*                        59,210           793,414
NTL, Inc.*                                               22,939         1,673,629
Radio One, Inc., "A"*                                    32,810           528,241
Univision Communications, Inc., "A"^*                    31,940           934,884
Westwood One, Inc.*                                      28,130           757,541
                                                                  ---------------
                                                                  $    11,364,295
                                                                  ---------------
BROKERAGE & ASSET MANAGERS -- 3.1%
Ameritrade Holding Corp.*                                64,270   $       913,919
E*TRADE Financial Corp.*                                 25,000           373,750
Legg Mason, Inc.^                                        37,434         2,742,415
                                                                  ---------------
                                                                  $     4,030,084
                                                                  ---------------
BUSINESS SERVICES -- 8.6%
Alliance Data Systems Corp.*                             24,790   $     1,177,029
Ceridian Corp.*                                          48,780           891,698
Corporate Executive Board Co.^                           24,760         1,657,434
DST Systems, Inc.*                                       32,100         1,673,052
Getty Images, Inc.^*                                     41,710         2,871,734
Manpower, Inc.                                           14,110           681,513
Monster Worldwide, Inc.^*                                43,540         1,464,686
Robert Half International, Inc.^                         22,620           665,707
                                                                  ---------------
                                                                  $    11,082,853
                                                                  ---------------
CHEMICALS -- 0.7%
Monsanto Co.                                             17,440   $       968,792
                                                                  ---------------
COMPUTER SOFTWARE -- 9.0%
Amdocs Ltd.*                                             84,750   $     2,224,688
Check Point Software Technologies Ltd.*                  51,760         1,274,849
Intuit, Inc.^*                                           14,580           641,666
McAfee, Inc.*                                            35,380         1,023,543
Mercury Interactive Corp.*                               46,240         2,106,232
NAVTEQ Corp.*                                             6,980           323,593
Red Hat, Inc.^*                                          47,650           636,128
Symantec Corp.*                                          47,680         1,228,237
VERITAS Software Corp.*                                  76,200         2,175,510
                                                                  ---------------
                                                                  $    11,634,446
                                                                  ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.8%
Citrix Systems, Inc.*                                    43,500   $     1,067,055
                                                                  ---------------
CONSUMER GOODS & SERVICES -- 2.4%
Apollo Group, Inc., "A"*                                 23,590   $     1,903,949
Career Education Corp.*                                  28,870         1,154,800
                                                                  ---------------
                                                                  $     3,058,749
                                                                  ---------------
ELECTRICAL EQUIPMENT -- 0.4%
American Standard Cos., Inc.*                            13,480   $       556,994
                                                                  ---------------
ELECTRONICS -- 6.9%
Analog Devices, Inc.                                     26,300   $       970,996
Broadcom Corp.*                                          23,630           762,776
Integrated Circuit Systems, Inc.*                        48,310         1,010,645
KLA-Tencor Corp.*                                        17,490           814,684
Marvell Technology Group Ltd.*                           21,450           760,831
Novellus Systems, Inc.^*                                 67,150         1,872,814
PMC-Sierra, Inc.*                                       134,600         1,514,250
Xilinx, Inc.                                             42,230         1,252,120
                                                                  ---------------
                                                                  $     8,959,116
                                                                  ---------------
GAMING & LODGING -- 3.9%
Four Seasons Hotels, Inc.                                 7,720   $       631,419
International Game Technology                            37,490         1,288,906
Las Vegas Sands Corp.*                                    3,450           165,600
Royal Caribbean Cruises Ltd.^                            39,130         2,130,237
WMS Industries, Inc.^*                                   23,430           785,842
                                                                  ---------------
                                                                  $     5,002,004
                                                                  ---------------
GENERAL MERCHANDISE -- 1.9%
99 Cents Only Stores^*                                   85,900   $     1,388,144
Family Dollar Stores, Inc.                               35,940         1,122,406
                                                                  ---------------
                                                                  $     2,510,550
                                                                  ---------------
INTERNET -- 1.4%
IAC/InterActiveCorp^*                                    63,957   $     1,766,492
                                                                  ---------------
LEISURE & TOYS -- 1.3%
Electronic Arts, Inc.*                                   26,660   $     1,644,389
                                                                  ---------------
MACHINERY & TOOLS -- 1.4%
Eaton Corp.^                                             11,790   $       853,124
Roper Industries, Inc.                                   16,100           978,397
                                                                  ---------------
                                                                  $     1,831,521
                                                                  ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES-- 1.4%
Community Health Systems, Inc.*                          53,200   $     1,483,216
Tenet Healthcare Corp.^*                                 33,190           364,426
                                                                  ---------------
                                                                  $     1,847,642
                                                                  ---------------
MEDICAL EQUIPMENT -- 13.3%
C.R. Bard, Inc.                                          33,000   $     2,111,340
Cytyc Corp.*                                            117,900         3,250,503
DENTSPLY International, Inc.                             32,340         1,817,508
Fisher Scientific International, Inc.*                   33,040         2,061,035
Guidant Corp.                                            13,330           961,093
Invitrogen Corp.*                                        10,550           708,222
Millipore Corp.*                                         36,240         1,805,114
Synthes, Inc.*                                            3,830           427,886
Thermo Electron Corp.*                                   33,360         1,007,138
Thoratec Corp.^*                                         64,570           672,819
Waters Corp.*                                            51,650         2,416,704
                                                                  ---------------
                                                                  $    17,239,362
                                                                  ---------------
METALS & MINING -- 0.3%
Aber Diamond Corp.+                                       5,700   $       201,612
Aber Diamond Corp.                                        6,540           231,324
                                                                  ---------------
                                                                  $       432,936
                                                                  ---------------
OIL SERVICES -- 2.8%
BJ Services Co.                                          23,750   $     1,105,325
Cooper Cameron Corp.^*                                   20,510         1,103,643
GlobalSantaFe Corp.^                                     31,110         1,030,052
Halliburton Co.                                           9,660           379,058
                                                                  ---------------
                                                                  $     3,618,078
                                                                  ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.2%
Lexmark International, Inc., "A"^*                       17,500   $     1,487,500
                                                                  ---------------
PHARMACEUTICALS -- 3.9%
Allergan, Inc.                                           19,520   $     1,582,486
Endo Pharmaceuticals Holdings, Inc.*                     43,900           922,778
Medicis Pharmaceutical Corp., "A"^                       70,940         2,490,703
                                                                  ---------------
                                                                  $     4,995,967
                                                                  ---------------

ISSUER                                           SHARES               VALUE
STOCKS -- continued

PRINTING & PUBLISHING -- 1.2%
Lamar Advertising Co., "A"^*                              6,750   $       288,765
Meredith Corp.^                                          22,290         1,208,118
                                                                  ---------------
                                                                  $     1,496,883
                                                                  ---------------
RESTAURANTS -- 1.1%
Cheesecake Factory, Inc.^*                               41,865   $     1,359,357
                                                                  ---------------
SPECIALTY STORES -- 2.8%
PETsMART, Inc.^                                          36,220   $     1,286,897
Tiffany & Co.^                                           43,940         1,404,762
TJX Cos., Inc.                                           38,900           977,557
                                                                  ---------------
                                                                  $     3,669,216
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELINE -- 4.0%
Comverse Technology, Inc.^*                              91,960   $     2,248,422
F5 Networks, Inc.*                                       12,850           626,052
Harris Corp.                                             14,890           920,053
Juniper Networks, Inc.*                                  50,316         1,368,092
                                                                  ---------------
                                                                  $     5,162,619
                                                                  ---------------
TELEPHONE SERVICES -- 4.2%
American Tower Corp., "A"^*                             119,330   $     2,195,672
Covad Communications Group, Inc.*                           496             1,066
Crown Castle International Corp.*                        78,390         1,304,410
SpectraSite, Inc.*                                       32,320         1,871,328
                                                                  ---------------
                                                                  $     5,372,476
                                                                  ---------------
TRUCKING -- 0.6%
Expeditors International of Washington, Inc.             13,440   $       751,027
                                                                  ---------------
    Total Stocks (Identified Cost,
      $107,634,025)                                               $   126,962,405
                                                                  ---------------
COLLATERAL FOR SECURITIES LOANED -- 22.0%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                        28,520,897   $    28,520,897
                                                                  ---------------

REPURCHASE AGREEMENT -- 1.9%

                                                 PAR AMOUNT
Morgan Stanley, 2.19%, dated 12/31/04, due
  01/03/05, total to be received $2,471,451
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost                       $    2,471,000   $     2,471,000
                                                                  ---------------
    Total Investments~
      (Identified Cost, $138,625,922)                             $   157,954,302
                                                                  ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (22.1)%                                         (28,611,967)
                                                                  ---------------
    Net Assets -- 100.0%                                          $   129,342,335
                                                                  ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
RESEARCH SERIES

ISSUER                                           SHARES               VALUE
STOCKS -- 98.1%
ALCOHOLIC BEVERAGES -- 0.5%
Diageo PLC                                              159,940   $     2,277,601
                                                                  ---------------
APPAREL MANUFACTURERS -- 1.1%
Reebok International Ltd.^                              111,970   $     4,926,680
                                                                  ---------------
AUTOMOTIVE -- 1.5%
Harley-Davidson, Inc.                                   116,700   $     7,089,525
                                                                  ---------------
BANKS & CREDIT COMPANIES -- 10.6%
American Express Co.                                    115,290   $     6,498,897
Bank of America Corp.                                   204,220         9,596,298
Citigroup, Inc.                                         260,448        12,548,385
Freddie Mac                                             109,070         8,038,459
Investors Financial Services Corp.^                      84,110         4,203,818
PNC Financial Services Group, Inc.                       79,420         4,561,885
SLM Corp.                                                53,720         2,868,111
                                                                  ---------------
                                                                  $    48,315,853
                                                                  ---------------
BIOTECHNOLOGY -- 3.4%
Genzyme Corp.*                                           80,840   $     4,694,379
ImClone Systems, Inc.^*                                  95,100         4,382,208
MedImmune, Inc.*                                        151,900         4,118,009
Neurocrine Biosciences, Inc.^*                           46,300         2,282,590
                                                                  ---------------
                                                                  $    15,477,186
                                                                  ---------------
BROADCAST & CABLE TV -- 1.5%
Univision Communications, Inc., "A"*                     73,140   $     2,140,808
Viacom, Inc., "B"                                        86,020         3,130,268
Walt Disney Co.                                          53,300         1,481,740
                                                                  ---------------
                                                                  $     6,752,816
                                                                  ---------------
BROKERAGE & ASSET MANAGERS -- 7.4%
Ameritrade Holding Corp.*                               192,500   $     2,737,350
Franklin Resources, Inc.                                168,750        11,753,437
Goldman Sachs Group, Inc.                                98,100        10,206,324
Legg Mason, Inc.                                         87,715         6,426,001
Mellon Financial Corp.                                   90,400         2,812,344
                                                                  ---------------
                                                                  $    33,935,456
                                                                  ---------------
BUSINESS SERVICES -- 2.6%
Accenture Ltd., "A"*                                    172,440   $     4,655,880
Getty Images, Inc.^*                                    104,480         7,193,448
                                                                  ---------------
                                                                  $    11,849,328
                                                                  ---------------
CHEMICALS -- 4.2%
Monsanto Co.                                            178,820   $     9,933,451
Nalco Holding Co.*                                      487,600         9,517,952
                                                                  ---------------
                                                                  $    19,451,403
                                                                  ---------------
COMPUTER SOFTWARE -- 5.1%
Amdocs Ltd.*                                            255,580   $     6,708,975
Business Objects S.A., ADR^*                             89,600         2,270,464
FileNet Corp.*                                           83,800         2,158,688
Mercury Interactive Corp.*                               73,920         3,367,056
Oracle Corp.*                                           658,450         9,033,934
                                                                  ---------------
                                                                  $    23,539,117
                                                                  ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.9%
Dell, Inc.*                                             211,140   $     8,897,440
                                                                  ---------------
CONSTRUCTION -- 1.5%
Masco Corp.                                             182,650   $     6,672,204
                                                                  ---------------
CONSUMER GOODS & SERVICES -- 2.9%
Career Education Corp.^*                                 70,660   $     2,826,400
Colgate-Palmolive Co.                                    90,550         4,632,538
Procter & Gamble Co.                                    103,260         5,687,561
                                                                  ---------------
                                                                  $    13,146,499
                                                                  ---------------
CONTAINERS -- 2.1%
Owens-Illinois, Inc.*                                   433,100   $     9,809,715
                                                                  ---------------
ELECTRICAL EQUIPMENT -- 1.7%
A.O. Smith Corp.                                         25,800   $       772,452
Tyco International Ltd.                                 194,010         6,933,917
                                                                  ---------------
                                                                  $     7,706,369
                                                                  ---------------

ISSUER                                           SHARES               VALUE
STOCKS -- continued
ELECTRONICS -- 2.6%
Analog Devices, Inc.                                    123,380   $     4,555,190
Integrated Circuit Systems, Inc.^*                      129,490         2,708,931
Marvell Technology Group Ltd.*                           62,870         2,229,999
Xilinx, Inc.                                             73,510         2,179,571
                                                                  ---------------
                                                                  $    11,673,691
                                                                  ---------------
ENERGY -- INTEGRATED -- 3.9%
ConocoPhillips                                           77,730   $     6,749,296
TOTAL S.A., ADR^                                        101,970        11,200,385
                                                                  ---------------
                                                                  $    17,949,681
                                                                  ---------------
FOOD & DRUG STORES -- 0.7%
CVS Corp.                                                47,930   $     2,160,205
Kroger Co.*                                              63,040         1,105,722
                                                                  ---------------
                                                                  $     3,265,927
                                                                  ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 3.8%
CoolBrands International, Inc.*                         239,560   $     1,820,428
General Mills, Inc.                                      45,440         2,258,822
Nestle S.A                                               15,454         4,028,534
PepsiCo, Inc.                                           177,000         9,239,400
                                                                  ---------------
                                                                  $    17,347,184
                                                                  ---------------
FOREST & PAPER PRODUCTS -- 1.1%
Bowater, Inc.^                                          111,500   $     4,902,655
                                                                  ---------------
GAMING & LODGING -- 1.3%
Carnival Corp.                                          103,660   $     5,973,926
                                                                  ---------------
GENERAL MERCHANDISE -- 2.9%
Kohl's Corp.*                                           104,930   $     5,159,408
Target Corp.                                            156,180         8,110,427
                                                                  ---------------
                                                                  $    13,269,835
                                                                  ---------------
INSURANCE -- 2.3%
American International Group, Inc.                       70,130   $     4,605,437
MetLife, Inc.                                           145,730         5,903,522
                                                                  ---------------
                                                                  $    10,508,959
                                                                  ---------------
INTERNET -- 2.0%
eBay, Inc.*                                              14,920   $     1,734,898
Yahoo!, Inc.*                                           194,830         7,341,194
                                                                  ---------------
                                                                  $     9,076,092
                                                                  ---------------
LEISURE & TOYS -- 1.0%
Electronic Arts, Inc.*                                   71,480   $     4,408,886
                                                                  ---------------
MACHINERY & TOOLS -- 0.9%
Sandvik AB                                              108,070   $     4,349,285
                                                                  ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 2.0%
Apria Healthcare Group, Inc.^*                           68,950   $     2,271,902
HCA, Inc.                                               115,310         4,607,788
Tenet Healthcare Corp.*                                 210,680         2,313,266
                                                                  ---------------
                                                                  $     9,192,956
                                                                  ---------------
MEDICAL EQUIPMENT -- 0.4%
Cyberonics, Inc.^*                                       82,430   $     1,707,950
                                                                  ---------------
NATURAL GAS -- DISTRIBUTION -- 0.7%
AGL Resources, Inc.                                      34,340   $     1,141,462
Sempra Energy                                            56,800         2,083,424
                                                                  ---------------
                                                                  $     3,224,886
                                                                  ---------------
OIL SERVICES -- 4.1%
GlobalSantaFe Corp.                                     227,505   $     7,532,691
Halliburton Co.                                         114,020         4,474,145
Noble Corp.*                                            136,840         6,806,422
                                                                  ---------------
                                                                  $    18,813,258
                                                                  ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.6%
EMC Corp.*                                              191,000   $     2,840,170
                                                                  ---------------
PHARMACEUTICALS -- 6.4%
Abbott Laboratories                                      73,470   $     3,427,375
Eli Lilly & Co.                                          81,610         4,631,367
Endo Pharmaceuticals Holdings, Inc.*                    221,706         4,660,260
Johnson & Johnson                                        53,940         3,420,875
Medicis Pharmaceutical Corp., "A"^                       71,550   $     2,512,120
Wyeth                                                   249,840        10,640,686
                                                                  ---------------
                                                                  $    29,292,683
                                                                  ---------------
PRINTING & PUBLISHING -- 1.2%
Lamar Advertising Co., "A"*                             124,300   $     5,317,554
                                                                  ---------------
RESTAURANTS -- 0.5%
Cheesecake Factory, Inc.*                                76,785   $     2,493,209
                                                                  ---------------
SPECIALTY CHEMICALS -- 1.3%
Lyondell Chemical Co.                                   206,340   $     5,967,353
                                                                  ---------------
SPECIALTY STORES -- 1.0%
Gap, Inc.                                               214,380   $     4,527,706
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.9%
Vodafone Group PLC, ADR                                 156,565   $     4,286,750
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELINE -- 2.2%
Cisco Systems, Inc.*                                    460,300   $     8,883,790
Telefonaktiebolaget LM Ericsson, ADR^*                   42,420         1,335,806
                                                                  ---------------
                                                                  $    10,219,596
                                                                  ---------------
TELEPHONE SERVICES -- 3.1%
CenturyTel, Inc.                                         58,220   $     2,065,063
SpectraSite, Inc.^*                                      39,040         2,260,416
Sprint Corp.                                            300,995         7,479,726
Verizon Communications, Inc.                             56,420         2,285,574
                                                                  ---------------
                                                                  $    14,090,779
                                                                  ---------------
TOBACCO -- 1.2%
Altria Group, Inc.                                       87,480   $     5,345,028
                                                                  ---------------
TRUCKING -- 0.7%
CNF, Inc.                                                65,700   $     3,291,570
                                                                  ---------------
UTILITIES -- ELECTRIC POWER -- 1.3%
Exelon Corp.                                             80,000   $     3,525,600
PG&E Corp.*                                              49,990         1,663,667
PPL Corp.                                                12,070           643,090
                                                                  ---------------
                                                                  $     5,832,357
                                                                  ---------------
    Total Stocks (Identified Cost,
      $397,694,881)                                               $   449,017,118
                                                                  ---------------
COLLATERAL FOR SECURITIES LOANED-- 5.3%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                        24,015,042   $    24,015,042
                                                                  ---------------

REPURCHASE AGREEMENT -- 2.0%

                                                 PAR AMOUNT
Morgan Stanley, 2.19%, dated 12/31/04, due
  01/03/05, total to be received $9,227,684
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost                       $    9,226,000   $     9,226,000
                                                                  ---------------
    Total Investments
      (Identified Cost, $430,935,923)                             $   482,258,160
                                                                  ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (5.4)%                                          (24,624,712)
                                                                  ---------------
    Net Assets-- 100.0%                                           $   457,633,448
                                                                  ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
TOTAL RETURN SERIES

ISSUER                                           SHARES               VALUE
STOCKS -- 60.3%

AEROSPACE -- 1.8%
Lockheed Martin Corp.^                                  410,890   $    22,824,940
Northrop Grumman Corp.                                  107,200         5,827,392
United Technologies Corp.^                               88,300         9,125,805
                                                                  ---------------
                                                                  $    37,778,137
                                                                  ---------------
AIRLINES -- 0.1%
Southwest Airlines Co.^                                 160,930   $     2,619,940
                                                                  ---------------
ALCOHOLIC BEVERAGES -- 0.1%
Diageo PLC                                              131,200   $     1,868,333
                                                                  ---------------
AUTOMOTIVE -- 0.1%
Toyota Motor Corp.                                       67,000   $     2,718,463
                                                                  ---------------
BANKS & CREDIT COMPANIES -- 8.9%
American Express Co.^                                   152,700   $     8,607,699
Bank of America Corp.                                   808,886        38,009,553
Citigroup, Inc.                                         678,733        32,701,356
Fannie Mae^                                             133,600         9,513,656
Freddie Mac                                             233,140        17,182,418
J.P. Morgan Chase & Co.                                 801,344        31,260,429
MBNA Corp.                                              241,150         6,798,019
PNC Financial Services Group, Inc.^                     356,160        20,457,830
SunTrust Banks, Inc.^                                   215,700        15,935,916
U.S. Bancorp^                                           161,209         5,049,066
Wells Fargo & Co.^                                       47,500         2,952,125
                                                                  ---------------
                                                                  $   188,468,067
                                                                  ---------------
BIOTECHNOLOGY -- 0.2%
MedImmune, Inc.^*                                       168,300   $     4,562,613
                                                                  ---------------
BROADCAST & CABLE TV -- 3.8%
Comcast Corp., "Special A"*                             726,010   $    23,842,168
Dex Media, Inc.^                                         95,350         2,379,936
Grupo Televisa S.A., ADR                                 21,100         1,276,550
Interpublic Group of Cos., Inc.^*                       257,400         3,449,160
News Corp., "A"^                                        227,200         4,239,552
Time Warner, Inc.*                                       85,400         1,660,176
Viacom, Inc., "B"                                       857,098        31,189,796
Walt Disney Co.^                                        461,410        12,827,198
                                                                  ---------------
                                                                  $    80,864,536
                                                                  ---------------
BROKERAGE & ASSET MANAGERS -- 3.2%
Franklin Resources, Inc.^                                56,000   $     3,900,400
Goldman Sachs Group, Inc.^                               98,500        10,247,940
Lehman Brothers Holdings, Inc.                           23,600         2,064,528
Mellon Financial Corp.^                                 708,220        22,032,724
Merrill Lynch & Co., Inc.^                              335,390        20,046,260
Morgan Stanley                                          156,000         8,661,120
                                                                  ---------------
                                                                  $    66,952,972
                                                                  ---------------
BUSINESS SERVICES -- 0.4%
Accenture Ltd., "A"^*                                   306,030   $     8,262,810
Fiserv, Inc.^*                                           31,100         1,249,909
                                                                  ---------------
                                                                  $     9,512,719
                                                                  ---------------
CHEMICALS -- 2.3%
3M Co.                                                   24,600   $     2,018,922
Dow Chemical Co.^                                       144,800         7,169,048
E.I. du Pont de Nemours & Co.                           307,830        15,099,061
Monsanto Co.^                                           106,000         5,888,300
Nalco Holding Co.^*                                     190,200         3,712,704
PPG Industries, Inc.^                                   151,200        10,305,792
Syngenta AG                                              32,900         3,482,427
                                                                  ---------------
                                                                  $    47,676,254
                                                                  ---------------
COMPUTER SOFTWARE -- 1.4%
Computer Associates International, Inc.^                267,310   $     8,302,649
Microsoft Corp.                                         639,020        17,068,224
Oracle Corp.^*                                          248,400         3,408,048
                                                                  ---------------
                                                                  $    28,778,921
                                                                  ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.4%
Dell, Inc.*                                              73,100   $     3,080,434
Hewlett-Packard Co.^                                     79,000         1,656,630
International Business Machines Corp.^                    8,100           798,498
Xerox Corp.^*                                           131,200         2,231,712
                                                                  ---------------
                                                                  $     7,767,274
                                                                  ---------------
CONSTRUCTION -- 0.4%
Masco Corp.^                                            205,100   $     7,492,303
                                                                  ---------------
CONSUMER GOODS & SERVICES -- 0.6%
Colgate-Palmolive Co.                                    45,900   $     2,348,244
Kimberly-Clark Corp.                                    149,000         9,805,690
                                                                  ---------------
                                                                  $    12,153,934
                                                                  ---------------
CONTAINERS -- 1.1%
Owens-Illinois, Inc.*                                   801,480   $    18,153,522
Smurfit-Stone Container Corp.*                          258,480         4,828,406
                                                                  ---------------
                                                                  $    22,981,928
                                                                  ---------------
ELECTRICAL EQUIPMENT -- 1.7%
Cooper Industries Ltd., "A"^                             38,300   $     2,600,187
Emerson Electric Co.^                                    64,300         4,507,430
General Electric Co.                                    583,200        21,286,800
Hubbell, Inc., "B"^                                      42,400         2,217,520
Tyco International Ltd.                                 165,900         5,929,266
                                                                  ---------------
                                                                  $    36,541,203
                                                                  ---------------
ELECTRONICS -- 0.1%
Analog Devices, Inc.                                     35,900   $     1,325,428
                                                                  ---------------
ENERGY -- INDEPENDENT -- 1.3%
Devon Energy Corp.                                      349,010   $    13,583,469
EnCana Corp.                                             90,100         5,141,106
EOG Resources, Inc.^                                     28,500         2,033,760
Unocal Corp.^                                           133,500         5,772,540
                                                                  ---------------
                                                                  $    26,530,875
                                                                  ---------------
ENERGY -- INTEGRATED -- 2.7%
BP PLC, ADR                                             360,320   $    21,042,688
ConocoPhillips                                          100,100         8,691,683
Exxon Mobil Corp.                                       358,496        18,376,505
TOTAL S.A., ADR^                                         84,300         9,259,512
                                                                  ---------------
                                                                  $    57,370,388
                                                                  ---------------
FOOD & DRUG STORES -- 0.2%
Rite Aid Corp.*                                       1,285,680   $     4,705,589
                                                                  ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.4%
Archer Daniels Midland Co.^                             306,900   $     6,846,939
General Mills, Inc.                                     265,580        13,201,982
H.J. Heinz Co.                                          172,800         6,737,472
Kellogg Co.^                                            138,100         6,167,546
Nestle S.A.                                               7,663         1,997,584
PepsiCo, Inc.^                                          213,710        11,155,662
Sara Lee Corp.^                                         201,000         4,852,140
                                                                  ---------------
                                                                  $    50,959,325
                                                                  ---------------
FOREST & PAPER PRODUCTS -- 0.9%
Bowater, Inc.^                                          229,400   $    10,086,718
International Paper Co.^                                233,200         9,794,400
                                                                  ---------------
                                                                  $    19,881,118
                                                                  ---------------
GAMING & LODGING -- 0.4%
Cendant Corp.^                                          210,200   $     4,914,476
Hilton Hotels Corp.^                                    110,800         2,519,592
                                                                  ---------------
                                                                  $     7,434,068
                                                                  ---------------
GENERAL MERCHANDISE -- 0.1%
Family Dollar Stores, Inc.^                              91,200   $     2,848,176
                                                                  ---------------
INSURANCE -- 3.2%
AFLAC, Inc.^                                            138,400   $     5,513,856
Allstate Corp.                                          378,010        19,550,677
Chubb Corp.^                                             26,500         2,037,850
Conseco, Inc.^*                                         543,040        10,833,648

ISSUER                                           SHARES               VALUE
STOCKS -- continued

INSURANCE -- continued
Hartford Financial Services Group, Inc.^                242,610   $    16,815,299
MetLife, Inc.^                                          324,390        13,141,039
                                                                  ---------------
                                                                  $    67,892,369
                                                                  ---------------
LEISURE & TOYS -- 0.4%
Hasbro, Inc.^                                            58,900   $     1,141,482
Mattel, Inc.^                                           339,440         6,615,686
                                                                  ---------------
                                                                  $     7,757,168
                                                                  ---------------
MACHINERY & TOOLS -- 0.9%
Caterpillar, Inc.^                                       48,900   $     4,768,239
Deere & Co.                                              58,200         4,330,080
Finning International, Inc.##*                            4,940           144,024
Illinois Tool Works, Inc.^                               10,900         1,010,212
Ingersoll-Rand Co. Ltd., "A"^                            26,600         2,135,980
Precision Castparts Corp.                                47,000         3,086,960
Sandvik AB                                               79,500         3,199,483
                                                                  ---------------
                                                                  $    18,674,978
                                                                  ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.8%
Apria Healthcare Group, Inc.^*                          197,140   $     6,495,763
HCA, Inc.^                                               74,200         2,965,032
Tenet Healthcare Corp.^*                                692,740         7,606,285
                                                                  ---------------
                                                                  $    17,067,080
                                                                  ---------------
MEDICAL EQUIPMENT -- 0.2%
Baxter International, Inc.^                              58,550   $     2,022,317
Boston Scientific Corp.^*                                56,200         1,997,910
                                                                  ---------------
                                                                  $     4,020,227
                                                                  ---------------
METALS & MINING -- 0.4%
BHP Billiton PLC                                        294,500   $     3,445,900
Companhia Vale do Rio Doce, ADR^                        195,620         5,674,936
                                                                  ---------------
                                                                  $     9,120,836
                                                                  ---------------
NATURAL GAS -- DISTRIBUTION -- 0.3%
AGL Resources, Inc.^                                     89,690   $     2,981,296
KeySpan Corp.^                                           19,600           773,220
NiSource, Inc.^                                         133,419         3,039,285
                                                                  ---------------
                                                                  $     6,793,801
                                                                  ---------------
OIL SERVICES -- 2.2%
BJ Services Co.^                                        107,920   $     5,022,597
Cooper Cameron Corp.^*                                  147,580         7,941,280
GlobalSantaFe Corp.^                                    447,470        14,815,732
Noble Corp.^*                                           355,590        17,687,047
Schlumberger Ltd.^                                       15,100         1,010,945
                                                                  ---------------
                                                                  $    46,477,601
                                                                  ---------------
PHARMACEUTICALS -- 4.9%
Abbott Laboratories^                                    400,040   $    18,661,866
Eli Lilly & Co.^                                         17,300           981,775
Johnson & Johnson^                                      371,650        23,570,043
Merck & Co., Inc.                                       922,800        29,658,792
Novartis AG                                              39,000         1,958,116
Pfizer, Inc.                                             52,300         1,406,347
Roche Holdings AG                                        23,800         2,729,831
Wyeth^                                                  604,400        25,741,396
                                                                  ---------------
                                                                  $   104,708,166
                                                                  ---------------
PRINTING & PUBLISHING -- 0.5%
Reed Elsevier PLC                                       781,900   $     7,200,727
Tribune Co.^                                             90,600         3,817,884
                                                                  ---------------
                                                                  $    11,018,611
                                                                  ---------------
RAILROAD & SHIPPING -- 0.3%
Burlington Northern Santa Fe Corp.                       89,500   $     4,234,245
Union Pacific Corp.^                                     29,800         2,004,050
                                                                  ---------------
                                                                  $     6,238,295
                                                                  ---------------
RESTAURANTS -- 0.1%
McDonald's Corp.^                                        79,700   $     2,555,182
                                                                  ---------------
SPECIALTY CHEMICALS -- 0.4%
Air Products & Chemicals, Inc.^                         132,250   $     7,666,532
Praxair, Inc.^                                           17,900           790,285
                                                                  ---------------
                                                                  $     8,456,817
                                                                  ---------------
SPECIALTY STORES -- 1.3%
Gap, Inc.^                                              692,320   $    14,621,798
Home Depot, Inc.^                                       131,690         5,628,431
TJX Cos., Inc.^                                         271,000         6,810,230
                                                                  ---------------
                                                                  $    27,060,459
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.8%
Nokia Corp., ADR                                      1,034,490   $    16,210,458
Vodafone Group PLC, ADR^                                822,427        22,518,051
                                                                  ---------------
                                                                  $    38,728,509
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.9%
Cisco Systems, Inc.^*                                    97,500   $     1,881,750
Nortel Networks Corp.^*                               4,793,600        16,729,664
                                                                  ---------------
                                                                  $    18,611,414
                                                                  ---------------
TELEPHONE SERVICES -- 4.1%
SBC Communications, Inc.^                               185,146   $     4,771,212
Sprint Corp.^                                         1,756,500        43,649,025
Telus Corp. (Non Voting)*                                57,470         1,663,549
Verizon Communications, Inc.^                           907,322        36,755,614
                                                                  ---------------
                                                                  $    86,839,400
                                                                  ---------------
TOBACCO -- 0.8%
Altria Group, Inc.^                                     293,900   $    17,957,290
                                                                  ---------------
TRUCKING -- 0%
CNF, Inc.                                                 4,400   $       220,440
                                                                  ---------------
UTILITIES -- ELECTRIC POWER -- 2.2%
Calpine Corp.*                                        2,226,920   $     8,774,065
Cinergy Corp.^                                          103,900         4,325,357
Dominion Resources, Inc.^                               135,500         9,178,770
Energy East Corp.                                        62,500         1,667,500
Entergy Corp.^                                          125,900         8,509,581
Exelon Corp.^                                           100,380         4,423,747
FirstEnergy Corp.                                        19,800           782,298
FPL Group, Inc.^                                          7,300           545,675
PPL Corp.^                                              102,200         5,445,216
Public Service Enterprise Group, Inc.^                   15,800           817,966
TXU Corp.^                                               40,100         2,588,856
                                                                  ---------------
                                                                  $    47,059,031
                                                                  ---------------
    Total Stocks (Identified Cost,
      $1,077,939,863)                                             $ 1,277,050,238
                                                                  ---------------

BONDS -- 37.6%

                                                 PAR AMOUNT
ADVERTISING & BROADCASTING -- 0.1%
News America Holdings, 8.5%, 2025                $      994,000   $     1,264,972
News America, Inc., 6.2%, 2034##                        831,000           842,233
                                                                  ---------------
                                                                  $     2,107,205
                                                                  ---------------
AEROSPACE -- 0.4%
BAE Systems Holdings, Inc., 6.4%, 2011##         $    1,950,000   $     2,185,558
Boeing Capital Corp., 6.5%, 2012                      3,252,000         3,643,804
Northrop Grumman Corp., 7.75%, 2031                   2,738,000         3,505,486
                                                                  ---------------
                                                                  $     9,334,848
                                                                  ---------------
AIRLINES -- 0.1%
Continental Airlines, Inc., 6.648%, 2017         $    2,378,448   $     2,310,197
                                                                  ---------------
ALCOHOLIC BEVERAGES -- 0.1%
Miller Brewing Co., 5.5%, 2013##                 $    2,785,000   $     2,911,010
                                                                  ---------------
ASSET BACKED & SECURITIZED -- 1.7%
AmeriCredit Automobile Receivables Trust,
  2.18%, 2008                                    $    2,195,000   $     2,175,396
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8%, 2008                        1,367,144         1,426,875
Beneficial Home Equity Loan Trust,
  2.54%, 2037                                         1,425,871         1,415,545

ISSUER                                           PAR AMOUNT       VALUE
BONDS -- continued

ASSET BACKED & SECURITIZED -- continued
Blackrock Capital Finance LP,
  7.75%, 2026##                                  $      323,805   $       323,602
CPS Auto Receivables Trust,
  2.89%, 2009##                                         184,242           182,198
CRIIMI MAE CMBS Corp., 6.701%, 2008##                 1,272,000         1,327,863
CRIIMI MAE Commercial Mortgage Trust,
  7%, 2033##                                          1,630,000         1,749,235
Capital One Auto Finance Trust,
  4.79%, 2009                                         1,750,000         1,767,107
Chase Commercial Mortgage Securities
  Corp., 6.39%, 2008                                  2,893,000         3,126,654
Chase Commercial Mortgage Securities
  Corp., 7.543%, 2009                                   774,991           833,808
Citibank Credit Card Issuance Trust,
  6.65%, 2008                                         4,743,000         4,934,810
Credit Suisse First Boston Mortgage,
  6.38%, 2035                                           800,000           880,264
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                 1,948,864         2,072,720
Falcon Franchise Loan LLC,
  7.382%, 2010##                                        571,184           604,324
First Union-Lehman Brothers Bank of
  America, 6.56%, 2035                                  886,538           953,149
First Union-Lehman Brothers Commercial
  Mortgage Trust, 7.38%, 2029                           595,176           633,299
First Union-Lehman Brothers Commercial
  Mortgage Trust, 6.65%, 2029                           560,224           596,154
Goldman Sachs Mortgage Securities Corp.,
  6.06%, 2030                                         1,465,478         1,488,432
J.P. Morgan Commercial Mortgage Finance
  Corp., 6.613%, 2030                                 1,179,000         1,259,038
Merrill Lynch Mortgage Investors, Inc.,
  6.39%, 2030                                           685,238           727,280
Morgan Stanley Capital I, Inc.,
  0.6197%, 2030^^##                                  73,971,750         1,694,937
Mortgage Capital Funding, Inc.,
  6.337%, 2031                                        2,846,114         3,042,919
Multi-Family Capital Access One, Inc.,
  6.65%, 2024                                           518,236           566,919
Residential Accredit Loans, Inc., 7%, 2028              315,603           315,019
Residential Asset Mortgage Products, Inc.,
  3.8%, 2030                                            982,466           979,835
Residential Asset Mortgage Products, Inc.,
  4.9708%, 2034                                         931,000           942,697
                                                                  ---------------
                                                                  $    36,020,079
                                                                  ---------------
AUTOMOTIVE -- 0.7%
DaimlerChrysler N.A. Holdings Corp.,
  8%, 2010                                       $      678,000   $       783,636
DaimlerChrysler N.A. Holdings Corp.,
  6.5%, 2013                                          3,649,000         3,957,760
Ford Motor Co., 7.45%, 2031                           2,274,000         2,287,048
Ford Motor Credit Co., 6.5%, 2007                       810,000           842,276
Ford Motor Credit Co., 7.875%, 2010                   1,726,000         1,901,638
Ford Motor Credit Co., 7.375%, 2011                   1,165,000         1,255,580
General Motors Acceptance Corp.,
  7.25%, 2011                                         1,644,000         1,721,206
General Motors Corp., 7.2%, 2011                        707,000           725,129
General Motors Corp., 8.375%, 2033                      889,000           921,078
                                                                  ---------------
                                                                  $    14,395,351
                                                                  ---------------
BANKS & CREDIT COMPANIES -- 1.1%
Abbey National Capital Trust I,
  8.963% to 2030, 5.389% to 2049                 $    1,558,000   $     2,171,448
Bank of America Corp., 7.4%, 2011                     2,792,000         3,234,191
Citigroup, Inc., 5%, 2014##                           4,439,000         4,460,414
HBOS Capital Funding LP, 6.071% to 2014,
  4.464% to 2049##                               $      977,000   $     1,047,108
J.P. Morgan Chase & Co., 5.125%, 2014                   689,000           693,520
Mizuho Financial Group, Inc.,
  5.79%, 2014##                                       1,078,000         1,132,330
Natexis AMBS Co. LLC, 8.44% to 2008,
  5.846% to 2049##                                      135,000           152,095
Popular North America, Inc., 4.25%, 2008              1,839,000         1,856,353
RBS Capital Trust II, 6.425% to 2034,
  4.507% to 2049                                      1,490,000         1,573,537
Socgen Real Estate LLC, 7.64% to 2007,
  5.343% to 2049##                                    3,128,000         3,431,097
UniCredito Italiano Capital Trust II,
  9.2% to 2010, 5.914% to 2049##                      1,509,000         1,853,722
Wachovia Corp., 5.25%, 2014                             500,000           512,452
Wells Fargo & Co., 6.45%, 2011                          340,000           378,102
                                                                  ---------------
                                                                  $    22,496,369
                                                                  ---------------
BROADCAST & CABLE TV -- 0.4%
Cox Communications, Inc., 4.625%, 2013           $    1,624,000   $     1,553,544
TCI Communications Financing III,
  9.65%, 2027                                         4,805,000         5,557,204
Time Warner Entertainment Co. LP,
  10.15%, 2012                                          335,000           439,487
                                                                  ---------------
                                                                  $     7,550,235
                                                                  ---------------
BROKERAGE & ASSET MANAGERS -- 0.6%
Credit Suisse First Boston (USA), Inc.,
  4.625%, 2008                                   $    2,447,000   $     2,507,441
Credit Suisse First Boston (USA), Inc.,
  6.5%, 2012                                          2,125,000         2,365,087
Goldman Sachs Group, Inc.,
  5.7%, 2012                                          2,453,000         2,600,227
Lehman Brothers Holdings, Inc.,
  7.75%, 2005                                         1,583,000         1,585,036
Lehman Brothers Holdings, Inc.,
  8.25%, 2007                                         1,405,000         1,558,651
Merrill Lynch & Co., Inc., 5.45%, 2014                  807,000           834,860
Morgan Stanley Group, Inc., 6.75%, 2011               1,530,000         1,716,106
                                                                  ---------------
                                                                  $    13,167,408
                                                                  ---------------
BUILDING -- 0.1%
CRH North America, Inc., 6.95%, 2012             $    1,847,000   $     2,105,310
                                                                  ---------------
CHEMICALS -- 0.1%
Dow Chemical Co., 5.75%, 2008                    $    1,416,000   $     1,507,818
                                                                  ---------------
CONGLOMERATES -- 0.1%
Kennametal, Inc., 7.2%, 2012                     $    1,780,000   $     1,977,998
                                                                  ---------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875%, 2006                      $    1,280,000   $     1,346,643
Cendant Corp., 6.25%, 2008                              818,000           872,984
                                                                  ---------------
                                                                  $     2,219,627
                                                                  ---------------
DEFENSE ELECTRONICS -- 0.0%
Raytheon Co., 6.15%, 2008                        $    1,077,000   $     1,157,915
                                                                  ---------------
EMERGING MARKET QUASI-SOVEREIGN -- 0%
Pemex Project Funding Master Trust,
  8.625%, 2022                                   $      316,000   $       367,666
                                                                  ---------------
EMERGING MARKET SOVEREIGN -- 0.2%
State of Israel, 4.625%, 2013                    $      981,000   $       948,211
United Mexican States, 6.625%, 2015                   2,169,000         2,329,506
United Mexican States, 8.125%, 2019                     726,000           851,961
United Mexican States, 8%, 2022                         513,000           591,746
                                                                  ---------------
                                                                  $     4,721,424
                                                                  ---------------
ENERGY -- INDEPENDENT -- 0.2%
Devon Financing Corp. U.L.C.,
  6.875%, 2011                                   $    1,456,000   $     1,649,003
EnCana Holdings Finance Corp.,
  5.8%, 2014                                            951,000         1,010,409

ISSUER                                             PAR AMOUNT       VALUE
BONDS -- continued

ENERGY -- INDEPENDENT -- continued
Kerr-McGee Corp., 6.95%, 2024                    $      761,000   $       841,541
Pioneer Natural Resource Co.,
  5.875%, 2016                                          915,000           955,911
                                                                  ---------------
                                                                  $     4,456,864
                                                                  ---------------
ENERGY -- INTEGRATED -- 0.0%
Amerada Hess Corp., 7.3%, 2031                   $      578,000   $       644,817
                                                                  ---------------
ENTERTAINMENT -- 0.1%
Walt Disney Co., 6.75%, 2006                     $      643,000   $       669,951
Walt Disney Co., 6.375%, 2012                         1,132,000         1,260,674
                                                                  ---------------
                                                                  $     1,930,625
                                                                  ---------------
FINANCIAL INSTITUTIONS -- 0.4%
DBS Capital Funding Corp., 7.657% to 2011,
  5.764% to 2049##                               $    1,476,000   $     1,706,781
General Electric Capital Corp., 7.5%, 2005            3,643,000         3,705,743
General Electric Capital Corp., 8.75%, 2007             904,000         1,012,769
SLM Corp., 4%, 2009                                   1,394,000         1,393,325
SLM Corp., 5.375%, 2013                               1,702,000         1,760,605
                                                                  ---------------
                                                                  $     9,579,223
                                                                  ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.2%
Cadbury Schweppes U.S. Finance,
  5.125%, 2013##                                 $    2,689,000   $     2,737,114
Kraft Foods, Inc., 6.25%, 2012                        1,079,000         1,184,488
                                                                  ---------------
                                                                  $     3,921,602
                                                                  ---------------
FOREST & PAPER PRODUCTS -- 0.2%
MeadWestvaco Corp., 6.8%, 2032                   $      915,000   $     1,000,216
Weyerhaeuser Co., 6.75%, 2012                         2,123,000         2,392,264
                                                                  ---------------
                                                                  $     3,392,480
                                                                  ---------------
INSURANCE -- 0.7%
AIG SunAmerica Institutional Funding II,
  5.75%, 2009                                    $    2,804,000   $     2,972,013
AIG SunAmerica, Inc, 7.6%, 2005##                     3,135,000         3,199,628
MetLife, Inc., 6.5%, 2032                             2,610,000         2,846,289
Prudential Financial, Inc., 5.1%, 2014                3,295,000         3,310,790
Prudential Funding Corp., 6.6%, 2008##                1,544,000         1,671,000
                                                                  ---------------
                                                                  $    13,999,720
                                                                  ---------------
INSURANCE -- PROPERTY & CASUALTY -- 0.2%
Allstate Corp., 6.125%, 2032                     $    1,617,000   $     1,705,710
Fund American Cos., Inc., 5.875%, 2013                1,110,000         1,129,709
Safeco Corp., 4.875%, 2010                              283,000           289,764
Travelers Property Casualty Corp.,
  6.375%, 2033                                          736,000           755,960
                                                                  ---------------
                                                                  $     3,881,143
                                                                  ---------------
INTERNATIONAL MARKET QUASI-SOVEREIGN -- 0.2%
Hydro-Quebec, 6.3%, 2011                         $    2,256,000   $     2,515,257
KFW International Finance, Inc.,
  4.25%, 2005                                         1,600,000         1,607,507
                                                                  ---------------
                                                                  $     4,122,764
                                                                  ---------------
INTERNATIONAL MARKET SOVEREIGN -- 0.1%
Republic of Italy, 4.625%, 2005                  $    3,119,000   $     3,150,196
                                                                  ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.1%
HCA, Inc., 8.75%, 2010                           $      355,000   $       405,795
HCA, Inc., 6.95%, 2012                                1,390,000         1,463,538
                                                                  ---------------
                                                                  $     1,869,333
                                                                  ---------------
MORTGAGE BACKED -- 13.5%
Fannie Mae, 5.722%, 2009                         $    5,090,000   $     5,369,334
Fannie Mae, 4.01%, 2013                                 198,743           191,768
Fannie Mae, 4.63%, 2014                                 494,350           494,217
Fannie Mae, 4.518%, 2014                              1,773,236         1,763,496
Fannie Mae, 4.846%, 2014                              1,001,605         1,017,881
Fannie Mae, 6%, 2016 - 2034                          44,473,519        46,208,447
Fannie Mae, 5.5%, 2016 - 2034                        85,191,124        86,826,577
Fannie Mae, 5%, 2018 - 2034                          17,826,520        18,102,275
Fannie Mae, 4.5%, 2018 - 2019                         8,775,094         8,763,402
Fannie Mae, 6.5%, 2028 - 2034                        18,332,714        19,247,248
Fannie Mae, 7.5%, 2030 - 2031                    $      852,938   $       913,958
Freddie Mac, 5%, 2017 - 2033                         16,092,907        16,152,376
Freddie Mac, 4.5%, 2018 - 2019                       12,355,195        12,343,350
Freddie Mac, 5.5%, 2019 - 2034                       20,043,236        20,384,329
Freddie Mac, 6%, 2023 - 2034                         13,634,702        14,107,275
Freddie Mac, 6.5%, 2034                               5,066,147         5,317,259
Ginnie Mae, 7.5%, 2024 - 2028                            13,925            14,995
Ginnie Mae, 6.5%, 2028 - 2034                         2,534,074         2,669,718
Ginnie Mae, 6%, 2033 - 2034                          10,182,015        10,558,928
Ginnie Mae, 5.5%, 2033 - 2034                        14,123,068        14,437,645
Ginnie Mae, 5%, 2034                                  1,460,264         1,462,060
                                                                  ---------------
                                                                  $   286,346,538
                                                                  ---------------
NATURAL GAS -- PIPELINE -- 0.2%
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                   $      812,000   $       965,135
Kinder Morgan Energy Partners LP,
  6.75%, 2011                                           740,000           826,158
Kinder Morgan Energy Partners LP,
  7.4%, 2031                                          1,373,000         1,596,770
Kinder Morgan Energy Partners LP,
  7.75%, 2032                                           980,000         1,182,738
                                                                  ---------------
                                                                  $     4,570,801
                                                                  ---------------
PHARMACEUTICALS -- 0.1%
Wyeth, 5.25%, 2013                               $    1,226,000   $     1,274,210
                                                                  ---------------
POLLUTION CONTROL -- 0.1%
Waste Management, Inc., 7.375%, 2010             $    1,341,000   $     1,537,125
                                                                  ---------------
PRINTING & PUBLISHING -- 0.1%
Belo Corp., 7.75%, 2027                          $    2,533,000   $     3,004,761
                                                                  ---------------
RAILROAD & SHIPPING -- 0.0%
Union Pacific Corp., 6.125%, 2012                $      507,000   $       557,641
Union Pacific Corp., 5.375%, 2014                       487,000           504,474
                                                                  ---------------
                                                                  $     1,062,115
                                                                  ---------------
REAL ESTATE -- 0.4%
Boston Properties, Inc., 5%, 2015                $      369,000   $       359,836
EOP Operating LP, 6.8%, 2009                          1,238,000         1,356,989
HRPT Properties Trust, 6.25%, 2016                    1,169,000         1,233,057
Simon Property Group LP, 6.375%, 2007                 1,069,000         1,140,510
Vornado Realty Trust, 5.625%, 2007                    3,304,000         3,430,309
                                                                  ---------------
                                                                  $     7,520,701
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
AT&T Wireless Services, Inc., 7.35%, 2006        $      903,000   $       944,664
Sprint Capital Corp., 6.875%, 2028                    1,070,000         1,171,422
                                                                  ---------------
                                                                  $     2,116,086
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.8%
BellSouth Corp., 6.55%, 2034                     $    1,472,000   $     1,603,957
Deutsche Telekom International Finance B.V.,
  8.75%, 2030                                         1,479,000         1,952,957
France Telecom S.A., 7.75%, 2011                        816,000           973,409
PCCW-HKTC Capital II Ltd., 6%, 2013##                 1,321,000         1,388,662
SBC Communications, Inc., 5.1%, 2014                  1,273,000         1,284,831
Telecom Italia Capital, 5.25%, 2013                   1,504,000         1,520,145
Telecom Italia Capital, 6%, 2034##                      823,000           804,610
Telecomunicaciones de Puerto Rico, Inc.,
  6.65%, 2006                                         1,716,000         1,779,617
Verizon New York, Inc., 6.875%, 2012                  4,213,000         4,729,000
                                                                  ---------------
                                                                  $    16,037,188
                                                                  ---------------
U.S. GOVERNMENT AGENCIES -- 4.2%
Fannie Mae, 2.5%, 2006                           $    3,472,000   $     3,441,349
Fannie Mae, 5.25%, 2007                              12,269,000        12,783,513
Fannie Mae, 6.625%, 2009 - 2010                      20,829,000        23,364,679
Fannie Mae, 6%, 2011                                    784,000           862,554
Fannie Mae, 4.125%, 2014                              3,113,000         3,017,144
Fannie Mae, 4.625%, 2014                              2,516,000         2,517,889
Federal Home Loan Bank, 2.875%, 2006                  3,325,000         3,313,216

ISSUER                                           PAR AMOUNT       VALUE
BONDS -- continued

U.S. GOVERNMENT AGENCIES -- continued
Freddie Mac, 7%, 2005                            $    9,270,000   $     9,477,370
Freddie Mac, 2.75%, 2006                              9,747,000         9,669,891
Freddie Mac, 2.875%, 2006                             2,198,000         2,182,579
Freddie Mac, 4.875%, 2013                            10,686,000        10,988,649
Small Business Administration, 4.35%, 2023              441,240           432,958
Small Business Administration, 4.77%, 2024            1,149,713         1,151,198
Small Business Administration, 4.99%, 2024            1,561,000         1,578,912
Small Business Administration, 5.18%, 2024            1,883,141         1,926,454
Small Business Administration, 5.52%, 2024            2,728,773         2,839,783
                                                                  ---------------
                                                                  $    89,548,138
                                                                  ---------------
U.S. TREASURY OBLIGATIONS -- 8.8%
U.S. Treasury Bonds, 8%, 2021                    $      320,000   $       439,262
U.S. Treasury Bonds, 6.25%, 2023                     28,711,000        33,613,174
U.S. Treasury Bonds, 5.375%, 2031                     7,810,000         8,445,172
U.S. Treasury Notes, 6.5%, 2005                       3,354,000         3,402,999
U.S. Treasury Notes, 1.25%, 2005                      3,404,000         3,387,777
U.S. Treasury Notes, 6.875%, 2006                     6,270,000         6,601,871
U.S. Treasury Notes, 7%, 2006                        28,864,000        30,602,594
U.S. Treasury Notes, 5.5%, 2008                       7,085,000         7,549,400
U.S. Treasury Notes, 4.75%, 2008 - 2014              62,037,000        64,923,469
U.S. Treasury Notes, 4.25%, 2010                      6,664,953         7,731,085
U.S. Treasury Notes, 3%, 2012                        10,300,317        11,494,103
U.S. Treasury Notes, 4.375%, 2012                     1,778,000         1,820,436
U.S. Treasury Notes, 4%, 2012                         1,910,000         1,906,791
U.S. Treasury Notes, 3.875%, 2013                     4,862,000         4,797,049
                                                                  ---------------
                                                                  $   186,715,182
                                                                  ---------------
UTILITIES -- ELECTRIC POWER -- 1.1%
DTE Energy Co., 7.05%, 2011                      $    1,827,000   $     2,068,802
Duke Capital Corp., 8%, 2019                          1,001,000         1,221,559
Exelon Generation Co. LLC, 6.95%, 2011                1,500,000         1,693,101
FirstEnergy Corp., 6.45%, 2011                        1,417,000         1,539,528
MidAmerican Energy Holdings Co.,
  3.5%, 2008                                          1,030,000         1,008,939
MidAmerican Energy Holdings Co.,
  5.875%, 2012                                          535,000           566,908
MidAmerican Funding LLC, 6.927%, 2029                 2,762,000         3,097,519
Niagara Mohawk Power Corp., 7.75%, 2006                 942,000           997,648
Northeast Utilities, 8.58%, 2006                        682,709           714,830
Oncor Electric Delivery Co., 7%, 2022                 2,032,000         2,317,520
PSEG Power LLC, 6.95%, 2012                             697,000           785,407
PSEG Power LLC, 8.625%, 2031                            918,000         1,218,901
Pacific Gas & Electric Co., 4.8%, 2014                1,145,000         1,140,988
System Energy Resources, Inc.,
  5.129%, 2014##                                      1,116,000         1,116,915
TXU Energy Co., 7%, 2013                              1,019,000         1,138,071
W3A Funding Corp., 8.09%, 2017                        2,089,918         2,312,327
                                                                  ---------------
                                                                  $    22,938,963
                                                                  ---------------
    Total Bonds
      (Identified Cost, $781,319,175)                             $   797,971,035
                                                                  ---------------
SHORT-TERM OBLIGATION -- ^^^ 2.2%
New Center Asset Trust, 2.25%, due 1/03/05,
  at Amortized Cost                              $   47,289,000   $    47,283,089
                                                                  ---------------

COLLATERAL FOR SECURITIES LOANED -- 13.1%

                                                     SHARES
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                       277,989,607   $   277,989,607
                                                                  ---------------
    Total Investments
      (Identified Cost, $2,184,531,734)~                          $ 2,400,293,969
                                                                  ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (13.2)%                                         (280,674,889)
                                                                  ---------------
    Net Assets -- 100.0%                                          $ 2,119,619,080
                                                                  ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
UTILITIES SERIES

ISSUER                                                 SHARES         VALUE
STOCKS -- 87.9%

BROADCAST & CABLE TV -- 15.5%
Cablevision Systems Corp., "A"^*                        131,800   $     3,281,820
Citadel Broadcasting Corp.^*                            158,700         2,567,766
Comcast Corp., "Special A"*                             271,900         8,929,196
Cox Radio, Inc., "A"*                                   159,600         2,630,208
Dex Media, Inc.^                                         69,990         1,746,950
EchoStar Communications Corp., "A"^                      64,600         2,147,304
Grupo Televisa S.A., ADR                                 82,000         4,961,000
News Corp., "A"^                                        331,500         6,185,790
NTL, Inc.*                                               41,300         3,013,248
R.H. Donnelley Corp.*                                    28,700         1,694,735
Radio One, Inc., "A"*                                    62,900         1,012,690
Radio One, Inc., "D"^*                                  102,900         1,658,748
Time Warner, Inc.*                                      223,100         4,337,064
TV Azteca S.A. de C.V., ADR                             377,700         3,882,756
Viacom, Inc., "B"                                       165,400         6,018,906
Walt Disney Co.                                          70,300         1,954,340
                                                                  ---------------
                                                                  $    56,022,521
                                                                  ---------------
CONGLOMERATES -- 1.8%
E.ON AG                                                  71,700   $     6,512,708
                                                                  ---------------
ENERGY -- INDEPENDENT -- 2.0%
EnCana Corp.*                                            25,600   $     1,459,018
NRG Energy, Inc.*                                       139,700         5,036,185
Talisman Energy, Inc.*                                   25,300           681,961
                                                                  ---------------
                                                                  $     7,177,164
                                                                  ---------------
ENERGY -- INTEGRATED -- 0.1%
TOTAL S.A                                                 1,600   $       348,269
                                                                  ---------------
ENTERTAINMENT -- 0.4%
Fox Entertainment Group, Inc., "A"*                      42,100   $     1,316,046
                                                                  ---------------
NATURAL GAS -- DISTRIBUTION -- 7.2%
AGL Resources, Inc.                                     189,560   $     6,300,974
Equitable Resources, Inc.^                                5,500           333,630
MDU Resources Group, Inc.^                              125,550         3,349,674
Northwestern Corp.^*                                    206,499         5,781,972
ONEOK, Inc.                                              14,400           409,248
Questar Corp.^                                           46,500         2,369,640
Sempra Energy^                                          207,400         7,607,432
                                                                  ---------------
                                                                  $    26,152,570
                                                                  ---------------
NATURAL GAS -- PIPELINE -- 4.0%
El Paso Corp.^                                          248,400   $     2,583,360
Enagas S.A.                                             417,274         6,895,409
Kinder Morgan, Inc.^                                     66,970         4,897,516
Williams Cos., Inc.                                      10,300           167,787
                                                                  ---------------
                                                                  $    14,544,072
                                                                  ---------------
OIL SERVICES -- 2.8%
GlobalSantaFe Corp.                                      41,200   $     1,364,132
Halliburton Co.                                         124,400         4,881,456
Noble Corp.*                                             28,100         1,397,694
Pride International, Inc.^*                             111,600         2,292,264
                                                                  ---------------
                                                                  $     9,935,546
                                                                  ---------------
PRINTING & PUBLISHING -- 0.4%
Lamar Advertising Co., "A"*                              31,300   $     1,339,014
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELESS -- 5.9%
America Movil S.A. de C.V., ADR                         109,000   $     5,706,150
SK Telecom Co. Ltd.                                       7,730         1,471,030
SK Telecom Co. Ltd., ADR                                134,200         2,985,950
Vodafone Group PLC                                    4,147,160        11,227,187
                                                                  ---------------
                                                                  $    21,390,317
                                                                  ---------------
TELEPHONE SERVICES -- 16.4%
Brasil Telecom Participacoes S.A., ADR^                  68,600   $     2,617,090
CenturyTel, Inc.^                                       131,200         4,653,664
Citizens Communications Co.^                            354,600         4,889,934
Compania de Telecomunicaciones de
  Chile S.A., ADR^                                       94,400         1,061,056
Deutsche Telekom AG                                     348,600         7,861,773

ISSUER                                              SHARES              VALUE
STOCKS -- continued

TELEPHONE SERVICES -- continued
France Telecom S.A.                                      41,900   $     1,382,516
Hanaro Telecom, Inc.*                                   535,700         1,663,713
Iowa Telecommunications Services, Inc.                   44,500           959,865
KT Freetel Co. Ltd.                                     104,200         2,486,225
SBC Communications, Inc.                                114,300         2,945,511
Singapore Telecommunications Ltd.                       562,000           819,182
Sprint Corp.                                            380,750         9,461,638
Telecom Corp. of New Zealand Ltd.                       867,321         3,831,163
Telefonica S.A.                                         313,200         5,879,818
Telus Corp.                                             104,720         3,160,404
Telus Corp. (Non Voting)*                                94,480         2,734,854
Verizon Communications, Inc.                             73,450         2,975,460
                                                                  ---------------
                                                                  $    59,383,866
                                                                  ---------------
UTILITIES -- ELECTRIC POWER -- 31.4%
AES Corp.*                                              666,500   $     9,111,055
AWG PLC                                                 125,600         1,977,557
Cinergy Corp.^                                          156,300         6,506,769
Constellation Energy Group, Inc.                        122,200         5,341,362
CPFL Energia S.A., ADR^*                                144,150         2,862,819
Dominion Resources, Inc.                                107,700         7,295,598
DTE Energy Co.^                                         113,200         4,882,316
Edison International^                                    89,000         2,850,670
Endesa S.A.                                              42,700         1,000,004
Enel S.p.A.                                             237,900         2,329,762
Energias de Portugal S.A.                               709,500         2,143,069
Enersis S.A., ADR^*                                     393,300         3,346,983
Entergy Corp.                                           151,500        10,239,885
Exelon Corp.                                            187,300         8,254,311
FirstEnergy Corp.                                        22,900           904,779
International Power PLC*                                227,000           672,181
PG&E Corp.^*                                            217,700         7,245,056
PPL Corp.^                                              214,100        11,407,248
Red Electrica de Espana S.A.                             29,600           661,538
Reliant Energy, Inc.^*                                   51,200           698,880
RWE AG                                                   30,000         1,653,844
SCANA Corp.^                                             38,000         1,497,200
Severn Trent PLC                                        125,400         2,324,105
Suez S.A.                                               133,700         3,553,115
TXU Corp.^                                              140,200         9,051,312
United Utilities PLC                                     26,500           319,977
United Utilities PLC, "A"                                94,300           808,791
Veolia Environment                                      124,733         4,499,160
                                                                  ---------------
                                                                  $   113,439,346
                                                                  ---------------
    Total Stocks (Identified Cost,
      $257,981,264)                                               $   317,561,439
                                                                  ---------------

BONDS -- 7.7%

                                                 PAR AMOUNT
ASSET BACKED & SECURITIZED -- 0%
Falcon Franchise Loan LLC,
  2.6827%, 2023^^##                              $    1,081,651   $       139,525
                                                                  ---------------
BROADCAST & CABLE TV -- 0%
Continental Cablevision, Inc., 9.5%, 2013        $      103,000   $       111,511
                                                                  ---------------
ENERGY -- INDEPENDENT -- 0.5%
Chesapeake Energy Corp., 7.5%, 2014              $      280,000   $       305,900
Chesapeake Energy Corp.,
  6.375%, 2015##                                      1,445,000         1,484,737
                                                                  ---------------
                                                                  $     1,790,637
                                                                  ---------------
NATURAL GAS -- PIPELINE -- 0.5%
ANR Pipeline Co., 9.625%, 2021                   $    1,353,000   $     1,703,089
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.8%
Alamosa Holdings, Inc., 8.5%, 2012               $    1,505,000   $     1,644,212
American Tower, Inc., 7.25%, 2011                     1,470,000         1,558,200
Rogers Wireless, Inc., 8%, 2012##                     1,030,000         1,089,225
Rogers Wireless, Inc., 6.375%, 2014                   2,220,000         2,197,800
                                                                  ---------------
                                                                  $     6,489,437
                                                                  ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.5%
Citizens Communications Co., 9.25%, 2011         $    1,360,000   $     1,591,200
                                                                  ---------------
UTILITIES -- ELECTRIC POWER -- 4.4%
AES Corp., 8.875%, 2011                          $    1,792,000   $     2,047,360
Allegheny Energy Supply Co. LLC,
  8.25%, 2012##                                       2,230,000         2,492,025
Beaver Valley Funding Corp., 9%, 2017                   771,000           911,854
Calpine Corp., 8.75%, 2013##                          1,415,000         1,167,375
DPL, Inc., 6.875%, 2011                               1,487,000         1,624,000
Empresa Nacional de Electricidad S.A.,
  8.35%, 2013                                         2,394,000         2,774,076
Enersis S.A., 7.375%, 2014                            1,341,000         1,461,521
NRG Energy, Inc., 8%, 2013##                          2,285,000         2,490,650
PSEG Energy Holdings LLC, 7.75%, 2007                    79,000            83,542
PSEG Energy Holdings LLC, 8.625%, 2008                  647,000           710,082
TXU Eastern Funding Co., 6.75%, 2009*                   191,000            24,830
Texas Genco LLC, 6.875%, 2014##                          40,000            41,350
                                                                  ---------------
                                                                  $    15,828,665
                                                                  ---------------
    Total Bonds
      (Identified Cost, $26,992,199)                              $    27,654,064
                                                                  ---------------

CONVERTIBLE PREFERRED STOCKS -- 0.9%

                                                 SHARES
ENERGY -- INDEPENDENT -- 0.1%
NRG Energy, Inc., 4% ##                                     324   $       356,251
                                                                  ---------------
NATURAL GAS -- DISTRIBUTION -- 0.3%
Sempra Energy, 8.5%                                      36,400   $     1,132,768
                                                                  ---------------
UTILITIES -- ELECTRIC POWER -- 0.5%
AES Trust III, 6.75%                                     33,500   $     1,653,225
                                                                  ---------------
    Total Convertible Preferred Stocks
      (Identified Cost, $2,844,994)                               $     3,142,244
                                                                  ---------------
COLLATERAL FOR SECURITIES LOANED-- 16.4%
Navigator Securities Lending Prime Portfolio,
  at Cost and Net Asset Value                        59,126,817   $    59,126,817
                                                                  ---------------

REPURCHASE AGREEMENT -- 3.2%

                                                 PAR AMOUNT
Morgan Stanley, 2.19%, dated 12/31/04, due
  01/03/05, total to be received $11,688,133
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account),
  at Cost                                        $   11,686,000   $    11,686,000
                                                                  ---------------
    Total Investments
      (Identified Cost, $358,631,274)                             $   419,170,564
                                                                  ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (16.1)%                                          (58,031,185)
                                                                  ---------------
    Net Assets -- 100.0%                                          $   361,139,379
                                                                  ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
     *    Non-income producing security.
     +    Restricted security.
     ^    All or a portion of this security is on loan.
    ^^    Interest only security.
    ##    SEC Rule 144A restriction.
   ^^^    The rate shown represents an annualized yield at time of purchase.
     ~ As of December 31, 2004, Global Growth Series had one security representing $1,096,488 and 0.6% of net assets that was fair valued in accordance with the policies adopted by the Board of Trustees.
     ~ As of December 31, 2004, Mid Cap Growth Series had one security representing $201,612 and 0.2% of net assets that was fair valued in accordance with the policies adopted by the Board of Trustees.
     ~ As of December 31, 2004, Total Return Series had one security representing $144,024 and 0.01% of net assets that was fair valued in accordance with the policies adopted by the Board of Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below. EUR = Euro
GBP = British Pound

ABBREVIATIONS:
ADR = American Depository Receipt
GDR = Global Depository Receipt

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2004

                                                                             CAPITAL             EMERGING             GLOBAL
                                                                           APPRECIATION           GROWTH              GROWTH
                                                                              SERIES              SERIES              SERIES
                                                                         ----------------    ----------------    ----------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                             $    613,750,283    $    434,853,364    $    181,008,789
    Unrealized appreciation (depreciation)                                     96,201,667          61,519,413          26,219,417
                                                                         ----------------    ----------------    ----------------
      Total investments, at value (including securities
        loaned of $--, $57,799,725, $24,726,242, $-- and
        $41,732,178, respectively)                                       $    709,951,950    $    496,372,777    $    207,228,206
  Cash                                                                                 96                 575                 626
  Foreign currency, at value (identified cost,
    $--, $--, $14,751, $-- and $--, respectively)                                      --                  --              15,224
  Receivable for investments sold                                                 217,208             717,150           1,732,579
  Receivable for series shares sold                                                22,234              78,635             167,783
  Interest and dividends receivable                                               353,463             283,163             181,638
  Receivable from administrative proceeding settlement                            756,214             374,251              54,374
  Other assets                                                                        182               3,005               1,780
                                                                         ----------------    ----------------    ----------------
      Total assets                                                       $    711,301,347    $    497,829,556    $    209,382,210
                                                                         ================    ================    ================
Liabilities:
  Payable for investments purchased                                      $      2,610,458    $      1,269,108    $        194,022
  Payable for series shares reacquired                                            352,209             349,290             195,770
  Collateral for securities loaned, at value                                           --          59,187,926          25,930,918
  Payable to affiliates --
    Management fee                                                                 15,592               9,019               4,536
    Distribution fee (Service Class)                                                  248                 153                  54
  Accrued expenses and other liabilities                                           79,429              63,955             126,054
                                                                         ----------------    ----------------    ----------------
      Total liabilities                                                  $      3,057,936    $     60,879,451    $     26,451,354
                                                                         ----------------    ----------------    ----------------
Net assets                                                               $    708,243,411    $    436,950,105    $    182,930,856
                                                                         ================    ================    ================
Net assets consist of:
  Paid-in capital                                                        $  1,356,224,522    $    855,387,325    $    254,612,839
  Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities
    in foreign currencies                                                      96,210,386          61,522,489          26,226,523
  Accumulated net realized gain (loss) on investments
    and foreign currency transactions                                        (748,543,510)       (479,959,709)        (98,662,905)
  Accumulated undistributed net investment income                               4,352,013                  --             754,399
                                                                         ----------------    ----------------    ----------------
      Total                                                              $    708,243,411    $    436,950,105    $    182,930,856
                                                                         ================    ================    ================
Net Assets:
  Initial Class                                                          $    672,246,437    $    414,810,731    $    175,146,104
  Service Class                                                                35,996,974          22,139,374           7,784,752
                                                                         ----------------    ----------------    ----------------
      Total                                                              $    708,243,411    $    436,950,105    $    182,930,856
                                                                         ================    ================    ================
Shares of beneficial interest outstanding:
  Initial Class                                                                34,913,337          26,503,527          14,222,320
  Service Class                                                                 1,884,018           1,427,279             636,054
                                                                         ----------------    ----------------    ----------------
      Total                                                                    36,797,355          27,930,806          14,858,374
                                                                         ================    ================    ================
  Net asset value per share:
  Initial Class                                                          $          19.25    $          15.65    $          12.31
                                                                         ================    ================    ================
  Service Class                                                          $          19.11    $          15.51    $          12.24
                                                                         ================    ================    ================

                                                                              MANAGED         MASSACHUSETTS
                                                                              SECTORS        INVESTORS TRUST
                                                                              SERIES              SERIES
                                                                         ----------------    ----------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                             $    123,874,931    $  1,018,918,387
    Unrealized appreciation (depreciation)                                     21,992,861         178,362,870
                                                                         ----------------    ----------------
      Total investments, at value (including securities
        loaned of $--, $57,799,725, $24,726,242, $-- and
        $41,732,178, respectively)                                       $    145,867,792    $  1,197,281,257
  Cash                                                                                607                  48
  Foreign currency, at value (identified cost,
    $--, $--, $14,751, $-- and $--, respectively)                                      --                  --
  Receivable for investments sold                                                     378             100,265
  Receivable for series shares sold                                                 1,690              43,525
  Interest and dividends receivable                                                44,446           1,323,066
  Receivable from administrative proceeding settlement                            216,578             565,413
  Other assets                                                                      2,236               7,596
                                                                         ----------------    ----------------
      Total assets                                                       $    146,133,727    $  1,199,321,170
                                                                         ================    ================
Liabilities:
  Payable for investments purchased                                      $             --    $        431,202
  Payable for series shares reacquired                                             82,229             488,644
  Collateral for securities loaned, at value                                           --          42,672,567
  Payable to affiliates --
    Management fee                                                                  3,273              17,526
    Distribution fee (Service Class)                                                   21                 565
  Accrued expenses and other liabilities                                           48,678              70,825
                                                                         ----------------    ----------------
        Total liabilities                                                $        134,201    $     43,681,329
                                                                         ----------------    ----------------
Net assets                                                               $    145,999,526    $  1,155,639,841
                                                                         ================    ================
Net assets consist of:
  Paid-in capital                                                        $    324,082,082    $  1,368,735,127
  Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities
    in foreign currencies                                                      21,992,861         178,369,602
  Accumulated net realized gain (loss) on investments
    and foreign currency transactions                                        (200,820,055)       (402,153,766)
  Accumulated undistributed net investment income                                 744,638          10,688,878
                                                                         ----------------    ----------------
        Total                                                            $    145,999,526    $  1,155,639,841
                                                                         ================    ================
Net Assets:
  Initial Class                                                          $    143,047,994    $  1,073,586,865
  Service Class                                                                 2,951,532          82,052,976
                                                                         ----------------    ----------------
        Total                                                            $    145,999,526    $  1,155,639,841
                                                                         ================    ================
Shares of beneficial interest outstanding:
  Initial Class                                                                 8,105,452          37,978,363
  Service Class                                                                   168,587           2,917,088
                                                                         ----------------    ----------------
        Total                                                                   8,274,039          40,895,451
                                                                         ================    ================
  Net asset value per share:
      Initial Class                                                      $          17.65    $          28.27
                                                                         ================    ================
      Service Class                                                      $          17.51    $          28.13
                                                                         ================    ================

                       See notes to financial statements.

                                                                 MID CAP
                                                                 GROWTH           RESEARCH        TOTAL RETURN       UTILITIES
                                                                 SERIES            SERIES            SERIES            SERIES
                                                             ---------------   ---------------   ---------------   ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                 $   138,625,922   $   430,935,923   $ 2,184,531,734   $   358,631,274
    Unrealized appreciation (depreciation)                        19,328,380        51,322,237       215,762,235        60,539,290
                                                             ---------------   ---------------   ---------------   ---------------
        Total investments, at value (including securities
          loaned of $27,857,486, $23,471,443, $271,562,841
          and $57,688,036, respectively)                     $   157,954,302   $   482,258,160   $ 2,400,293,969   $   419,170,564
  Cash                                                                   410               226           105,651             6,522
  Receivable for forward foreign currency exchange
    contracts                                                             --                --                --            53,753
  Receivable for investments sold                                         --         3,073,175           956,351         6,244,600
  Receivable for series shares sold                                   15,965            22,661         2,483,291            83,015
  Interest and dividends receivable                                   27,494           312,658        10,354,024         1,313,319
  Receivable from administrative proceeding settlement                   520           256,213           208,370            67,404
  Other assets                                                            --                --            11,136               806
                                                             ---------------   ---------------   ---------------   ---------------
        Total assets                                         $   157,998,691   $   485,923,093   $ 2,414,412,792   $   426,939,983
                                                             ===============   ===============   ===============   ===============
Liabilities:
  Payable for forward foreign currency exchange contracts     $           --   $            --   $            --   $     1,563,533
  Payable for investments purchased                                   55,764         3,849,133        15,067,444         4,778,164
  Payable for series shares reacquired                                36,880           351,796         1,606,538           263,096
  Collateral for securities loaned, at value                      28,520,897        24,015,042       277,989,607        59,126,817
  Payable to affiliates --
    Management fee                                                     2,681             9,136            39,016             7,322
    Distribution fee (Service Class)                                     315               174             3,761               224
  Accrued expenses and other liabilities                              39,819            64,364            87,346            61,448
                                                             ---------------   ---------------   ---------------   ---------------
        Total liabilities                                    $    28,656,356   $    28,289,645   $   294,793,712   $    65,800,604
                                                             ---------------   ---------------   ---------------   ---------------
Net assets                                                   $   129,342,335   $   457,633,448   $ 2,119,619,080   $   361,139,379
                                                             ===============   ===============   ===============   ===============
Net assets consist of:
  Paid-in capital                                            $   153,064,624   $   681,979,459   $ 1,817,454,064   $   482,161,048
  Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in foreign
    currencies                                                    19,328,380        51,322,769       215,768,318        59,030,634
  Accumulated net realized gain (loss) on investments
    and foreign currency transactions                            (43,050,669)     (278,021,868)       32,069,330      (185,026,292)
  Accumulated undistributed net investment income                         --         2,353,088        54,327,368         4,973,989
                                                             ---------------   ---------------   ---------------   ---------------
        Total                                                $   129,342,335   $   457,633,448   $ 2,119,619,080   $   361,139,379
                                                             ===============   ===============   ===============   ===============
Net Assets:
  Initial Class                                              $    83,899,124   $   432,318,491   $ 1,571,549,597   $   328,540,606
  Service Class                                                   45,443,211        25,314,957       548,069,483        32,598,773
                                                             ---------------   ---------------   ---------------   ---------------
        Total                                                $   129,342,335   $   457,633,448   $ 2,119,619,080   $   361,139,379
                                                             ===============   ===============   ===============   ===============
Shares of beneficial interest outstanding:
    Initial Class                                                 14,454,805        27,219,653        80,392,812        21,040,355
    Service Class                                                  7,883,801         1,603,769        28,202,901         2,098,854
                                                             ---------------   ---------------   ---------------   ---------------
        Total                                                     22,338,606        28,823,422       108,595,713        23,139,209
                                                             ===============   ===============   ===============   ===============
  Net asset value per share:
      Initial Class                                          $          5.80   $         15.88   $         19.55   $         15.61
                                                             ===============   ===============   ===============   ===============
      Service Class                                          $          5.76   $         15.78   $         19.43   $         15.53
                                                             ===============   ===============   ===============   ===============

                       See notes to financial statements.

STATEMENTS OF OPERATIONS -- Year Ended December 31, 2004

                                                                          CAPITAL           EMERGING            GLOBAL
                                                                       APPRECIATION          GROWTH             GROWTH
                                                                          SERIES             SERIES             SERIES
                                                                     ---------------    ---------------    ---------------
Net investment income (loss):
  Income --
    Dividends                                                        $     9,253,321    $     2,493,802    $     2,908,091
    Interest                                                                 335,425            167,482             25,948
    Income on securities loaned                                                   --                 --             70,375
    Other#                                                                   756,214            374,251             54,374
    Foreign taxes withheld                                                   (52,624)           (58,036)          (256,618)
                                                                     ---------------    ---------------    ---------------
      Total investment income                                        $    10,292,336    $     2,977,499    $     2,802,170
                                                                     ---------------    ---------------    ---------------
  Expenses --
    Management fee                                                   $     5,362,143    $     3,194,219    $     1,625,448
    Trustees' compensation                                                    83,852             53,295             21,126
    Distribution fee (Service Class)                                          83,846             49,314             18,041
    Administrative fee                                                        66,939             41,354             16,871
    Custodian fee                                                            219,776            150,417            174,669
    Printing                                                                  29,168             22,335             10,206
    Auditing fees                                                             49,810             36,597             44,191
    Legal fees                                                                 6,633              6,683              6,892
    Miscellaneous                                                             44,590             35,961             46,437
                                                                     ---------------    ---------------    ---------------
      Total expenses                                                 $     5,946,757    $     3,590,175    $     1,963,881
    Fees paid indirectly                                                     (32,560)           (11,519)            (5,396)
                                                                     ---------------    ---------------    ---------------
      Net expenses                                                   $     5,914,197    $     3,578,656    $     1,958,485
                                                                     ---------------    ---------------    ---------------
        Net investment income (loss)                                 $     4,378,139    $      (601,157)   $       843,685
                                                                     ===============    ===============    ===============
Realized and unrealized gain (loss) on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions*                                         $    38,807,723    $    39,398,481    $    17,427,762
    Foreign currency transactions                                            (25,951)            (3,621)           (36,488)
                                                                     ---------------    ---------------    ---------------
      Net realized gain (loss) on investments and
        foreign currency transactions                                $    38,781,772    $    39,394,860    $    17,391,274
                                                                     ---------------    ---------------    ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                      $    29,711,613    $    13,894,202    $     7,405,766
    Translation of assets and liabilities in foreign
      currencies                                                               3,439              1,677             (1,125)
                                                                     ---------------    ---------------    ---------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                                 $    29,715,052    $    13,895,879    $     7,404,641
                                                                     ---------------    ---------------    ---------------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                           $    68,496,824    $    53,290,739    $    24,795,915
                                                                     ---------------    ---------------    ---------------
          Change in net assets from operations                       $    72,874,963    $    52,689,582    $    25,639,600
                                                                     ===============    ===============    ===============

                                                                          MANAGED        MASSACHUSETTS
                                                                          SECTORS       INVESTORS TRUST
                                                                          SERIES            SERIES
                                                                     ---------------    ---------------
Net investment income (loss):
  Income --
    Dividends                                                        $     1,830,056    $    17,414,638
    Interest                                                                  16,251            245,070
    Income on securities loaned                                                   --             71,175
    Other#                                                                   216,578            565,413
    Foreign taxes withheld                                                        --           (332,746)
                                                                     ---------------    ---------------
      Total investment income                                        $     2,062,885    $    17,963,550
                                                                     ---------------    ---------------
  Expenses --
    Management fee                                                   $     1,137,148    $     6,354,050
    Trustees' compensation                                                    17,546            136,292
    Distribution fee (Service Class)                                           7,165            194,632
    Administrative fee                                                        14,341            107,414
    Custodian fee                                                             55,933            315,015
    Printing                                                                  10,098             39,257
    Auditing fees                                                             36,007             34,526
    Legal fees                                                                 6,751              6,225
    Miscellaneous                                                             31,214             62,284
                                                                     ---------------    ---------------
      Total expenses                                                 $     1,316,203    $     7,249,695
    Fees paid indirectly                                                      (2,153)           (56,911)
                                                                     ---------------    ---------------
      Net expenses                                                   $     1,314,050    $     7,192,784
                                                                     ---------------    ---------------
        Net investment income (loss)                                 $       748,835    $    10,770,766
                                                                     ===============    ===============
Realized and unrealized gain (loss) on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions*                                         $    12,381,615    $    56,999,104
    Foreign currency transactions                                                 --            (80,877)
                                                                     ---------------    ---------------
      Net realized gain (loss) on investments and
        foreign currency transactions                                $    12,381,615    $    56,918,227
                                                                     ---------------    ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                      $    (4,078,235)   $    59,168,543
    Translation of assets and liabilities in foreign
      currencies                                                                  --             (1,223)
                                                                     ---------------    ---------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                                 $    (4,078,235)   $    59,167,320
                                                                     ---------------    ---------------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                           $     8,303,380    $   116,085,547
                                                                     ---------------    ---------------
          Change in net assets from operations                       $     9,052,215    $   126,856,313
                                                                     ===============    ===============

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes.
* Includes the remaining proceeds received from a non-recurring cash settlement in the amounts of $1,376,372 and $597,471 for the Capital Appreciation Series and Emerging Growth Series, respectively, from a class-action lawsuit against Cendant Corporation.

                       See notes to financial statements.

                                                                 MID CAP
                                                                  GROWTH           RESEARCH        TOTAL RETURN       UTILITIES
                                                                  SERIES            SERIES            SERIES            SERIES
                                                             ---------------   ---------------   ---------------   ---------------
Net investment income (loss):
  Income --
    Dividends                                                $       289,571   $     5,698,436   $    26,932,160   $     8,144,395
    Interest                                                          41,796           150,297        38,639,278         1,930,770
    Income on securities loaned                                       29,687            54,796            97,839           104,030
    Other#                                                               520           256,213           208,370            67,404
    Foreign taxes withheld                                              (813)          (86,318)         (297,579)         (343,123)
                                                             ---------------   ---------------   ---------------   ---------------
      Total investment income                                $       360,761   $     6,073,424   $    65,580,068   $     9,903,476
                                                             ---------------   ---------------   ---------------   ---------------
  Expenses --
    Management fee                                           $       923,534   $     3,310,469   $    12,860,862   $     2,386,674
    Trustees' compensation                                            12,403            54,908           217,590            35,160
    Distribution fee (Service Class)                                 104,547            50,717         1,036,798            65,123
    Administrative fee                                                11,240            42,703           178,152            28,669
    Custodian fee                                                     42,843           149,924           380,371           170,487
    Printing                                                           5,716            14,400            29,814            11,742
    Auditing fees                                                     35,483            36,089            45,700            24,565
    Legal fees                                                         6,412             6,923            11,441             6,796
    Miscellaneous                                                     12,929            35,163           213,602            34,869
                                                             ---------------   ---------------   ---------------   ---------------
      Total expenses                                         $     1,155,107   $     3,701,296   $    14,974,330   $     2,764,085
    Fees paid indirectly                                              (1,589)           (9,052)          (53,995)          (11,722)
                                                             ---------------   ---------------   ---------------   ---------------
      Net expenses                                           $     1,153,518   $     3,692,244   $    14,920,335   $     2,752,363
                                                             ---------------   ---------------   ---------------   ---------------
        Net investment income (loss)                         $      (792,757)  $     2,381,180   $    50,659,733   $     7,151,113
                                                             ===============   ===============   ===============   ===============
Realized and unrealized gain (loss) on investments and
  foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions*                                 $    12,138,657   $    47,016,347   $   119,401,027   $    53,333,089
    Foreign currency transactions                                      3,394           (27,937)           14,097        (2,344,565)
                                                             ---------------   ---------------   ---------------   ---------------
      Net realized gain (loss) on investments and foreign
        currency transactions                                $    12,142,051   $    46,988,410   $   119,415,124   $    50,988,524
                                                             ---------------   ---------------   ---------------   ---------------
      Net increase from gains (losses) realized on the
        disposal of investments in violation of
        restrictions                                         $            --   $            --   $            --   $        70,344
                                                             ---------------   ---------------   ---------------   ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                              $     4,683,817   $    16,667,558   $    47,135,363   $    30,342,333
    Translation of assets and liabilities in foreign
      currencies                                                        (139)             (445)           (4,087)      (1,515,391)
                                                             ---------------   ---------------   ---------------   ---------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                         $     4,683,678   $    16,667,113   $    47,131,276   $    28,826,942
                                                             ---------------   ---------------   ---------------   ---------------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                   $    16,825,729   $    63,655,523   $   166,546,400   $    79,885,810
                                                             ---------------   ---------------   ---------------   ---------------
          Change in net assets from operations               $    16,032,972   $    66,036,703   $   217,206,133   $    87,036,923
                                                             ===============   ===============   ===============   ===============

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2004

                                                                                  CAPITAL          EMERGING            GLOBAL
                                                                               APPRECIATION         GROWTH             GROWTH
                                                                                  SERIES            SERIES             SERIES
                                                                              ---------------   ---------------   ---------------
Change in net assets:
From operations --
  Net investment income (loss)                                                $     4,378,139   $      (601,157)  $       843,685
  Net realized gain (loss) on investments and foreign currency transactions        38,781,772        39,394,860        17,391,274
  Net unrealized gain (loss) on investments and foreign currency translation       29,715,052        13,895,879         7,404,641
                                                                              ---------------   ---------------   ---------------
    Change in net assets from operations                                      $    72,874,963   $    52,689,582   $    25,639,600
                                                                              ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $      (433,984)  $            --   $      (820,549)
  From net investment income (Service Class)                                               --                --           (22,543)
                                                                              ---------------   ---------------   ---------------
    Total distributions declared to shareholders                              $      (433,984)  $            --   $      (843,092)
                                                                              ---------------   ---------------   ---------------
Change in net assets from series share transactions                           $  (119,354,287)  $   (84,594,002)  $   (34,157,477)
                                                                              ---------------   ---------------   ---------------
      Total change in net assets                                              $   (46,913,308)  $   (31,904,420)  $    (9,360,969)
Net Assets --
  At beginning of period                                                          755,156,719       468,854,525       192,291,825
                                                                              ---------------   ---------------   ---------------
  At end of period                                                            $   708,243,411   $   436,950,105   $   182,930,856
                                                                              ===============   ===============   ===============
Accumulated undistributed net investment income included in net assets
  at end of period                                                            $     4,352,013   $            --   $       754,399
                                                                              ===============   ===============   ===============

                                                                                  MANAGED        MASSACHUSETTS
                                                                                  SECTORS       INVESTORS TRUST
                                                                                   SERIES            SERIES
                                                                              ---------------   ---------------
Change in net assets:
From operations --
  Net investment income (loss)                                                $       748,835   $    10,770,766
  Net realized gain (loss) on investments and foreign currency transactions        12,381,615        56,918,227
  Net unrealized gain (loss) on investments and foreign currency translation       (4,078,235)       59,167,320
                                                                              ---------------   ---------------
    Change in net assets from operations                                      $     9,052,215   $   126,856,313
                                                                              ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $       (63,676)  $   (11,046,879)
  From net investment income (Service Class)                                               --          (650,218)
                                                                              ---------------   ---------------
    Total distributions declared to shareholders                              $       (63,676)  $   (11,697,097)
                                                                              ---------------   ---------------
Change in net assets from series share transactions                           $   (30,050,012)  $  (189,656,877)
                                                                              ---------------   ---------------
      Total change in net assets                                              $   (21,061,473)  $   (74,497,661)
Net Assets --
  At beginning of period                                                          167,060,999     1,230,137,502
                                                                              ---------------   ---------------
  At end of period                                                            $   145,999,526   $ 1,155,639,841
                                                                              ===============   ===============
Accumulated undistributed net investment income included in net assets
  at end of period                                                            $       744,638   $    10,688,878
                                                                              ===============   ===============

                                                              MID CAP
                                                              GROWTH           RESEARCH        TOTAL RETURN        UTILITIES
                                                              SERIES            SERIES            SERIES            SERIES
                                                          ---------------   ---------------   ---------------   ---------------
Change in net assets:
From operations --
  Net investment income (loss)                            $      (792,757)  $     2,381,180   $    50,659,733   $     7,151,113
  Net realized gain (loss) on investments and foreign
    currency transactions                                      12,142,051        46,988,410       119,415,124        50,988,524
  Net increase from gains (losses) realized on the
    disposal of investments in violation of restrictions               --                --                --            70,344
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        4,683,678        16,667,113        47,131,276        28,826,942
                                                          ---------------   ---------------   ---------------   ---------------
    Change in net assets from operations                  $    16,032,972   $    66,036,703   $   217,206,133   $    87,036,923
                                                          ---------------   ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $            --   $    (4,047,067)  $   (39,255,506)  $    (5,749,208)
  From net investment income (Service Class)                           --          (154,606)       (9,174,349)         (456,442)
                                                          ---------------   ---------------   ---------------   ---------------
    Total distributions declared to shareholders          $            --   $    (4,201,673)  $   (48,429,855)  $    (6,205,650)
                                                          ---------------   ---------------   ---------------   ---------------
Change in net assets from series share transactions       $        69,518   $   (86,351,479)  $    31,639,454   $   (29,894,493)
                                                          ---------------   ---------------   ---------------   ---------------
      Total change in net assets                          $    16,102,490   $   (24,516,449)  $   200,415,732   $    50,936,780
Net Assets --
  At beginning of period                                      113,239,845       482,149,897     1,919,203,348       310,202,599
                                                          ---------------   ---------------   ---------------   ---------------
  At end of period                                        $   129,342,335   $   457,633,448   $ 2,119,619,080   $   361,139,379
                                                          ===============   ===============   ===============   ===============
Accumulated undistributed net investment income included
  in net assets at end of period                          $            --   $     2,353,088   $    54,327,368   $     4,973,989
                                                          ===============   ===============   ===============   ===============

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2003

                                                                                  CAPITAL          EMERGING            GLOBAL
                                                                               APPRECIATION         GROWTH             GROWTH
                                                                                  SERIES            SERIES             SERIES
                                                                              ---------------   ---------------   ---------------
Change in net assets:
From operations --
  Net investment income (loss)                                                $       404,630   $      (761,385)  $     1,283,750
  Net realized gain (loss) on investments and foreign currency transactions       (22,950,742)       24,335,091        15,889,095
  Net unrealized gain (loss) on investments and foreign currency translation      198,126,156        94,508,226        35,121,259
                                                                              ---------------   ---------------   ---------------
    Change in net assets from operations                                      $   175,580,044   $   118,081,932   $    52,294,104
                                                                              ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $            --   $            --   $      (802,813)
  From net investment income (Service Class)                                               --                --           (12,306)
                                                                              ---------------   ---------------   ---------------
    Total distributions declared to shareholders                              $            --   $            --   $      (815,119)
                                                                              ---------------   ---------------   ---------------
Change in net assets from series share transactions                           $   (99,709,511)  $   (69,251,035)  $   (29,925,274)
                                                                              ---------------   ---------------   ---------------
      Total change in net assets                                              $    75,870,533   $    48,830,897   $    21,553,711
Net Assets --
  At beginning of period                                                          679,286,186       420,023,628       170,738,114
                                                                              ---------------   ---------------   ---------------
  At end of period                                                            $   755,156,719   $   468,854,525   $   192,291,825
                                                                              ===============   ===============   ===============
Accumulated undistributed net investment income included in net
  assets at end of period                                                     $       433,808   $            --   $       808,577
                                                                              ===============   ===============   ===============

                                                                                  MANAGED        MASSACHUSETTS
                                                                                  SECTORS       INVESTORS TRUST
                                                                                   SERIES            SERIES
                                                                              ---------------   ---------------
Change in net assets:
From operations --
  Net investment income (loss)                                                $        63,498   $    11,741,803
  Net realized gain (loss) on investments and foreign currency transactions         7,266,582        (7,050,317)
  Net unrealized gain (loss) on investments and foreign currency translation       28,371,306       229,920,587
                                                                              ---------------   ---------------
    Change in net assets from operations                                      $    35,701,386   $   234,612,073
                                                                              ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $            --   $   (12,283,774)
  From net investment income (Service Class)                                               --          (562,379)
                                                                              ---------------   ---------------
    Total distributions declared to shareholders                              $            --   $   (12,846,153)
                                                                              ---------------   ---------------
Change in net assets from series share transactions                           $   (29,254,954)  $  (151,185,714)
                                                                              ---------------   ---------------
      Total change in net assets                                              $     6,446,432   $    70,580,206
Net Assets --
  At beginning of period                                                          160,614,567     1,159,557,296
                                                                              ---------------   ---------------
  At end of period                                                            $   167,060,999   $ 1,230,137,502
                                                                              ===============   ===============
Accumulated undistributed net investment income included in net
  assets at end of period                                                     $        63,588   $    11,696,086
                                                                              ===============   ===============

                                                             MID CAP
                                                              GROWTH           RESEARCH        TOTAL RETURN        UTILITIES
                                                              SERIES            SERIES            SERIES            SERIES
                                                         ---------------   ---------------   ---------------   ---------------
Change in net assets:
From operations --
  Net investment income (loss)                           $      (392,682)  $     4,199,875   $    43,457,130   $     6,161,922
  Net realized gain (loss) on investments and foreign
     currency transactions                                     4,545,637         9,744,427          (769,662)        7,257,569
  Net unrealized gain (loss) on investments and foreign
 currency translation                                         18,166,584        88,097,953       236,244,562        71,485,578
                                                         ---------------   ---------------   ---------------   ---------------
    Change in net assets from operations                 $    22,319,539   $   102,042,255   $   278,932,030   $    84,905,069
                                                         ---------------   ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)             $            --   $    (3,780,030)  $   (51,583,867)  $    (8,106,762)
  From net investment income (Service Class)                          --           (53,733)       (5,597,210)         (450,737)
                                                         ---------------   ---------------   ---------------   ---------------
    Total distributions declared to shareholders         $            --   $    (3,833,763)  $   (57,181,077)  $    (8,557,499)
                                                         ---------------   ---------------   ---------------   ---------------
Change in net assets from series share transactions      $    36,950,927   $   (81,587,261)  $   (26,809,020)  $   (20,680,059)
                                                         ---------------   ---------------   ---------------   ---------------
      Total change in net assets                         $    59,270,466   $    16,621,231   $   194,941,933   $    55,667,511
Net Assets --
  At beginning of period                                      53,969,379       465,528,666     1,724,261,415       254,535,088
                                                         ---------------   ---------------   ---------------   ---------------
  At end of period                                       $   113,239,845   $   482,149,897   $ 1,919,203,348   $   310,202,599
                                                         ===============   ===============   ===============   ===============
Accumulated undistributed net investment income
  included in net assets at end of period                $            --   $     4,201,517   $    48,411,744   $     6,151,852
                                                         ===============   ===============   ===============   ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                              CAPITAL APPRECIATION SERIES
                                                                  ------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------
INITIAL CLASS SHARES                                                  2004               2003            2002
                                                                  -------------      -------------   -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       17.35      $       13.48   $       19.97
                                                                  -------------      -------------   -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $        0.11      $        0.01   $       (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       1.80               3.86           (6.45)
                                                                  -------------      -------------   -------------
      Total from investment operations                            $        1.91      $        3.87   $       (6.46)
                                                                  -------------      -------------   -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.01)     $          --   $       (0.03)
  In excess of net investment income                                         --                 --           (0.00)+++
  From net realized gain on investments and foreign currency
    transactions                                                             --                 --              --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                 --              --
                                                                  -------------      -------------   -------------
      Total distributions declared to shareholders                $       (0.01)     $          --   $       (0.03)
                                                                  -------------      -------------   -------------
Net asset value -- end of period                                  $       19.25      $       17.35   $       13.48
                                                                  =============      =============   =============
Total return~~^                                                           11.02%^^^          28.71%^^       (32.39)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.82%              0.82%           0.81%
  Net investment income (loss)                                             0.62%              0.07%          (0.05)%
Portfolio turnover                                                           64%               100%             77%
Net assets at end of period (000 Omitted)                         $     672,246      $     722,980   $     657,634

                                                                    CAPITAL APPRECIATION SERIES
                                                                  ------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
INITIAL CLASS SHARES                                                  2001             2000
                                                                  -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       41.55    $       54.12
                                                                  -------------    -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $        0.03    $        0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (8.84)           (5.73)
                                                                  -------------    -------------
      Total from investment operations                            $       (8.81)   $       (5.61)
                                                                  -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.12)   $          --
  In excess of net investment income                                         --               --
  From net realized gain on investments and foreign currency
    transactions                                                         (12.19)           (6.96)
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.46)              --
                                                                  -------------    -------------
      Total distributions declared to shareholders                $      (12.77)   $       (6.96)
                                                                  -------------    -------------
Net asset value -- end of period                                   $       19.97    $       41.55
                                                                  =============    =============
Total return~~^                                                          (25.33)%         (11.42)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.78%            0.75%
  Net investment income (loss)                                             0.12%            0.12%
Portfolio turnover                                                          119%             141%
Net assets at end of period (000 Omitted)                         $   1,239,047    $   1,813,066

                                                                                     CAPITAL APPRECIATION SERIES
                                                                  ------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                  ---------------------------                     PERIOD ENDED
                                                                     2004            2003            2002      DECEMBER 31, 2001**
SERVICE CLASS SHARES                                              -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     17.25     $     13.44    $     19.95      $     19.85***
                                                                  -----------     -----------    -----------      -----------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $      0.07     $     (0.03)   $     (0.04)     $     (0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     1.79            3.84          (6.45)            0.12
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      1.86     $      3.81    $     (6.49)     $      0.10
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders --
  From net investment income                                      $        --     $        --    $     (0.02)     $        --
  In excess of net investment income                                       --              --          (0.00)+++           --
                                                                  -----------     -----------    -----------      -----------
      Total distributions declared to shareholders                $        --     $        --    $     (0.02)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     19.11     $     17.25    $     13.44      $     19.95
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         10.78%^^^       28.35%^^      (32.57)%           0.55%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.07%           1.07%          1.06%            1.03%+
  Net investment income (loss)                                           0.40%          (0.18)%        (0.24)%          (0.35)%+
Portfolio turnover                                                         64%            100%            77%             119%
Net assets at end of period (000 Omitted)                         $    35,997     $    32,177    $    21,652      $    12,183

 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $20.45 and (2.40)%, respectively, has been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported was from the inception date the date, the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.28 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended December 31, 2003 would have been 2.08% and 2.09% lower for the Initial Class and the Service Class shares, respectively.
^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, total return for the year ended December 31, 2004 would have been 0.11% lower.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                 EMERGING GROWTH SERIES
                                                                  -------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------
INITIAL CLASS SHARES                                                  2004               2003             2002
                                                                  -------------      -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       13.82      $       10.51    $       15.96
                                                                  -------------      -------------    -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $       (0.02)     $       (0.02)   $       (0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       1.85               3.33            (5.43)
                                                                  -------------      -------------    -------------
      Total from investment operations                            $        1.83      $        3.31    $       (5.45)
                                                                  -------------      -------------    -------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency
    transactions                                                  $          --      $          --    $          --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                 --               --
                                                                  -------------      -------------    -------------
      Total distributions declared to shareholders                $          --      $          --    $          --
                                                                  -------------      -------------    -------------
Net asset value -- end of period                                  $       15.65      $       13.82    $       10.51
                                                                  =============      =============    =============
Total return~~^                                                           13.24%^^^          31.49%^^        (34.15)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.80%              0.81%            0.78%
  Net investment income (loss)                                            (0.13)%            (0.17)%          (0.18)%
Portfolio turnover                                                           94%               100%             105%
Net assets at end of period (000 Omitted)                         $     414,811      $     450,707    $     409,015

                                                                      EMERGING GROWTH SERIES
                                                                  ------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
INITIAL CLASS SHARES                                                   2001            2000
                                                                  -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       29.32    $       40.28
                                                                  -------------    -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $       (0.01)   $       (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (9.51)           (7.22)
                                                                  -------------    -------------
      Total from investment operations                            $       (9.52)   $       (7.23)
                                                                  -------------    -------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency
    transactions                                                  $       (3.50)   $       (3.73)
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.34)              --
                                                                  -------------    -------------
      Total distributions declared to shareholders                $       (3.84)   $       (3.73)
                                                                  -------------    -------------
Net asset value -- end of period                                  $       15.96    $       29.32
                                                                  =============    =============
Total return++^                                                          (34.57)%         (19.11)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.76%            0.74%
  Net investment income (loss)                                            (0.07)%          (0.04)%
Portfolio turnover                                                          230%             201%
Net assets at end of period (000 Omitted)                         $     844,779    $   1,421,753

                                                                                        EMERGING GROWTH SERIES
                                                                  -----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                  2004           2003            2002      DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     13.73     $     10.47    $     15.94      $     15.81***
                                                                  -----------     -----------    -----------      -----------
Income (loss) from investment operations#--
  Net investment loss                                             $     (0.05)    $     (0.05)   $     (0.05)     $     (0.03)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     1.83            3.31          (5.42)            0.16
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      1.78     $      3.26    $     (5.47)     $      0.13
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     15.51     $     13.73    $     10.47      $     15.94
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         12.96%^^^       31.14%^^      (34.32)%           0.82%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.06%           1.06%          1.03%            1.01%+
  Net investment income (loss)                                          (0.36)%         (0.42)%        (0.39)%          (0.48)%+
Portfolio turnover                                                         94%            100%           105%             230%
Net assets at end of period (000 Omitted)                         $    22,139     $    18,147    $    11,009      $     6,089

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $16.32 and (2.33)%, respectively, have been revised to reflect the net asset value from the day prior to the class inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.16 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended December 31, 2003 would have been 1.48% and 1.50% lower for Initial class shares and Service class shares, respectively.
^^^ The series net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                 GLOBAL GROWTH SERIES
                                                                  -------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------
INITIAL CLASS SHARES                                                  2004              2003             2002
                                                                  -------------     -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       10.70     $        7.94    $        9.87
                                                                  -------------     -------------    -------------
Income from investment operations#* --
  Net investment income                                           $        0.05     $        0.07    $        0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       1.61              2.73            (1.95)
                                                                  -------------     -------------    -------------
      Total from investment operations                            $        1.66     $        2.80    $       (1.91)
                                                                  -------------     -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.05)    $       (0.04)   $       (0.02)
  From net realized gain on investments and foreign currency
    transactions                                                             --                --               --
  In excess of net realized gain on investments and foreign
     currency transactions                                                   --                --               --
                                                                  -------------     -------------    -------------
      Total distributions declared to shareholders                $       (0.05)    $       (0.04)   $       (0.02)
                                                                  -------------     -------------    -------------
Net asset value -- end of period                                  $       12.31     $       10.70    $        7.94
                                                                  =============     =============    =============
Total return~~^                                                           15.61%^^^         35.44%^^        (19.36)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.07%             1.11%            1.08%
  Net investment income*                                                   0.48%             0.76%            0.49%
Portfolio turnover                                                          115%              147%             118%
Net assets at end of period (000 Omitted)                         $     175,146     $     185,500    $     167,014

                                                                       GLOBAL GROWTH SERIES
                                                                  ------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
INITIAL CLASS SHARES                                                   2001            2000
                                                                  -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       18.47    $       25.16
                                                                  -------------    -------------
Income from investment operations#^ --
  Net investment income                                           $        0.03    $        0.13
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (2.97)           (3.15)
                                                                  -------------    -------------
      Total from investment operations                            $       (2.94)   $       (3.02)
                                                                  -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.11)   $       (0.01)
  From net realized gain on investments and foreign currency
    transactions                                                          (5.45)           (3.66)
  In excess of net realized gain on investments and foreign
     currency transactions                                                (0.10)              --
                                                                  -------------    -------------
      Total distributions declared to shareholders                $       (5.66)   $       (3.67)
                                                                  -------------    -------------
Net asset value -- end of period                                  $        9.87    $       18.47
                                                                  =============    =============
Total return~~^                                                          (19.64)%         (13.15)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.05%            1.04%
  Net investment income^                                                   0.28%            0.60%
Portfolio turnover                                                          113%             173%
Net assets at end of period (000 Omitted)                         $     276,769    $     412,547

                                                                                        GLOBAL GROWTH SERIES
                                                                  -----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------     PERIOD ENDED
SERVICE CLASS SHARES                                                 2004            2003           2002       DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     10.64     $      7.90    $      9.85      $      9.99***
                                                                  -----------     -----------    -----------      -----------
Income from investment operations#* --
  Net investment income (loss)                                    $      0.02     $      0.04    $      0.02      $     (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     1.61            2.73          (1.95)           (0.13)
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      1.63     $      2.77    $     (1.93)     $     (0.14)
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders --
  From net investment income                                      $     (0.03)    $     (0.03)   $     (0.02)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     12.24     $     10.64    $      7.90      $      9.85
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         15.41%^^^       35.13%^^      (19.62)%          (1.40)%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.32%           1.36%          1.33%            1.30%+
  Net investment income (loss)*                                          0.23%           0.41%          0.25%           (0.39)%+
Portfolio turnover                                                        115%            147%           118%             113%
Net assets at end of period (000 Omitted)                         $     7,785     $     6,792    $     3,724      $     1,360

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $10.14 and (2.86)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from the inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  * As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended December 31, 2003 would have been 0.79% for Initial Class Shares and 0.80% lower for Service Class Shares.
^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have any impact material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                MANAGED SECTORS SERIES
                                                                  ------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------
INITIAL CLASS SHARES                                                  2004              2003             2002
                                                                  -------------     -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       16.55     $       13.21    $       17.85
                                                                  -------------     -------------    -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $        0.08     $        0.01    $       (0.03)
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                        1.03              3.33            (4.61)
                                                                  -------------     -------------    -------------
      Total from investment operations                            $        1.11     $        3.34    $       (4.64)
                                                                  -------------     -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.01)    $          --    $          --
  From net realized gain on investments and foreign currency
    transactions                                                             --                --               --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                --               --
                                                                  -------------     -------------    -------------
      Total distributions declared to shareholders                $       (0.01)    $          --    $          --
                                                                  -------------     -------------    -------------
Net asset value -- end of period                                  $       17.65     $       16.55    $       13.21
                                                                  =============     =============    =============
Total return~~^                                                            6.69%^^^         25.28%^^        (25.99)%
Ratios (to average net assets)/Supplemental data:
  Expenses ##                                                              0.86%             0.84%            0.82%
  Net investment income (loss)                                             0.50%             0.04%           (0.17)%
Portfolio turnover                                                           92%               77%             261%
Net assets at end of period (000 Omitted)                         $     143,048     $     164,166    $     158,349

                                                                        MANAGED SECTORS SERIES
                                                                  --------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                  --------------------------------
INITIAL CLASS SHARES                                                   2001              2000
                                                                  -------------      -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       33.35      $       52.42
                                                                  -------------      -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $        0.00+++   $       (0.01)
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                      (11.24)             (9.80)
                                                                  -------------      -------------
      Total from investment operations                            $      (11.24)     $       (9.81)
                                                                  -------------      -------------
Less distributions declared to shareholders --
  From net investment income                                      $          --       $         --
  From net realized gain on investments and foreign currency
    transactions                                                          (3.49)             (9.26)
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.77)                --
                                                                  -------------      -------------
      Total distributions declared to shareholders                $       (4.26)     $       (9.26)
                                                                  -------------      -------------
Net asset value -- end of period                                  $       17.85      $       33.35
                                                                  =============      =============
Total return~~^                                                          (35.51)%           (20.82)%
Ratios (to average net assets)/Supplemental data:
  Expenses ##                                                              0.84%              0.76%
  Net investment income (loss)                                             0.00%~            (0.03)%
Portfolio turnover                                                          293%               441%
Net assets at end of period (000 Omitted)                         $     286,916      $     559,586

                                                                                      MANAGED SECTORS SERIES
                                                                  -----------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                 2004            2003           2002       DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     16.45     $     13.16    $     17.83      $     17.94***
                                                                  -----------     -----------    -----------      -----------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $      0.05     $     (0.03)   $     (0.04)     $     (0.05)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     1.01            3.32          (4.63)           (0.06)
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      1.06     $      3.29    $     (4.67)     $     (0.11)
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     17.51     $     16.45    $     13.16      $     17.83
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                          6.44%^^^       24.91%^^      (26.14)%          (0.61)%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.11%           1.09%          1.07%            1.09%+
  Net investment income (loss)                                           0.28%          (0.20)%        (0.31)%          (0.74)%+
Portfolio turnover                                                         92%             77%           261%             293%
Net assets at end of period (000 Omitted)                         $     2,952     $     2,895    $     2,266      $       759

 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $18.40 and (3.10)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from the inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not Annualized.
+++  Per share amount was less than $0.01.
  ~  Ratio is less than 0.01%.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 0.45% and 0.46% lower for the Initial Class shares and the Service Class shares, respectively.
^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, total return for the year ended December 31, 2004 would have been 0.15% lower.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                         MASSACHUSETTS INVESTORS TRUST SERIES
                                                                  -------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------
INITIAL CLASS SHARES                                                  2004              2003              2002
                                                                  -------------     -------------     -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       25.51     $       21.01     $       26.92
                                                                  -------------     -------------     -------------
Income from investment operations# --
  Net investment income                                           $        0.25     $        0.23     $        0.21
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       2.77              4.52             (5.88)
                                                                  -------------     -------------     -------------
      Total from investment operations                            $        3.02     $        4.75     $       (5.67)
                                                                  -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.26)    $       (0.25)    $       (0.24)
  From net realized gain on investments and foreign currency
    transactions                                                             --                --                --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                --                --
                                                                  -------------     -------------     -------------
      Total distributions declared to shareholders                $       (0.26)    $       (0.25)    $       (0.24)
                                                                  -------------     -------------     -------------
Net asset value -- end of period                                  $       28.27     $       25.51     $       21.01
                                                                  =============     =============     =============
Total return~~^                                                           11.99%^^^         22.83%^^         (21.22)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.61%             0.61%             0.60%
  Net investment income                                                    0.95%             1.04%             0.88%
Portfolio turnover                                                           78%               78%               57%
Net assets at end of period (000 Omitted)                         $   1,073,587     $   1,153,238     $   1,107,698

                                                                     MASSACHUSETTS INVESTORS TRUST SERIES
                                                                     ------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------
INITIAL CLASS SHARES                                                       2001                2000
                                                                     ----------------    ----------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                $       35.12        $       37.95
                                                                      -------------        -------------
Income from investment operations#
  Net investment income                                               $        0.25        $        0.26
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                          (5.49)               (0.28)
                                                                      -------------        -------------
      Total from investment operations                                $       (5.24)       $       (0.02)
                                                                      -------------        -------------
Less distributions declared to shareholders --
  From net investment income                                          $       (0.25)       $       (0.28)
  From net realized gain on investments and foreign currency
    transactions                                                              (2.55)               (2.53)
  In excess of net realized gain on investments and foreign
    currency transactions                                                     (0.16)                  --
                                                                      -------------        -------------
      Total distributions declared to shareholders                    $       (2.96)       $       (2.81)
                                                                      -------------        -------------
Net asset value  end of period                                        $       26.92        $       35.12
                                                                      =============        =============
Total return~~^                                                              (15.71)%               0.09%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   0.60%                0.60%
  Net investment income                                                        0.84%                0.73%
Portfolio turnover                                                               83%                  76%
Net assets at end of period (000 Omitted)                             $   1,798,744        $   2,263,535

                                                                              MASSACHUSETTS INVESTORS TRUST SERIES
                                                                  -----------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                 2004            2003            2002      DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------   --------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     25.39     $     20.94    $     26.89      $     27.40***
                                                                  -----------     -----------    -----------      -----------
Income (loss) from investment operations# --
  Net investment income                                           $      0.18     $      0.18    $      0.16      $      0.05
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     2.77            4.49          (5.88)           (0.56)
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      2.95     $      4.67    $     (5.72)     $     (0.51)
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders --
  From net investment income                                      $     (0.21)    $     (0.22)   $     (0.23)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     28.13     $     25.39    $     20.94      $     26.89
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         11.74%^^^       22.45%^^      (21.40)%          (1.86)%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.86%           0.86%          0.85%            0.85%+
  Net investment income                                                  0.70%           0.79%          0.70%            0.53%+
Portfolio turnover                                                         78%             78%            57%              83%
Net assets at end of period (000 Omitted)                         $    82,053     $    76,899    $    51,859      $    21,616

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $27.80 and (3.27)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++   Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.002 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 0.01% lower.
^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 based on the shares outstanding on the day the proceeds were recorded.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                        MID CAP GROWTH SERIES
                                                                 ---------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------------------
INITIAL CLASS SHARES                                                 2004              2003            2002            2001
                                                                 -------------    -------------    -------------   -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                           $        5.06    $        3.67    $        6.94   $        9.08
                                                                 -------------    -------------    -------------   -------------
Income from investment operations# --
  Net investment income (loss)                                   $       (0.03)   $       (0.02)   $       (0.02)  $       (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      0.77             1.41            (3.25)          (2.09)
                                                                 -------------    -------------    -------------   -------------
      Total from investment operations                           $        0.74    $        1.39    $       (3.27)  $       (2.10)
                                                                 -------------    -------------    -------------   -------------
Less distributions declared to shareholders --
  From net investment income                                     $          --    $          --    $          --   $       (0.01)
  From net realized gain on investments and foreign currency
    transactions                                                            --               --               --           (0.00)+++
  In excess of net investment income                                        --               --               --           (0.00)+++
  In excess of net realized gain on investments and foreign
    currency transactions                                                   --               --               --           (0.03)
                                                                 -------------    -------------    -------------   -------------
      Total distributions declared to shareholders               $          --    $          --    $          --   $       (0.04)
                                                                 -------------    -------------    -------------   -------------
Net asset value -- end of period                                 $        5.80    $        5.06    $        3.67   $        6.94
                                                                 =============    =============    =============   =============
Total return~~^                                                          14.62%           37.87%          (47.12)%        (23.24)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.85%            0.90%            0.85%           0.84%
  Net investment income (loss)                                           (0.56)%          (0.46)%          (0.39)%         (0.16)%
Portfolio turnover                                                          84%              90%             160%             85%
Net assets at end of period (000 Omitted)                        $      83,899    $      76,159    $      39,941   $      75,413

                                                                        MID CAP GROWTH SERIES
                                                                        ---------------------
                                                                             PERIOD ENDED
INITIAL CLASS SHARES                                                       DECEMBER 31, 2000*
                                                                        ---------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                      $       10.00
                                                                            -------------
Income from investment operations#  --
  Net investment income (loss)                                              $        0.03
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                (0.95)
                                                                            -------------
      Total from investment operations                                      $       (0.92)
                                                                            -------------
Less distributions declared to shareholders --
  From net investment income                                                $          --
  From net realized gain on investments and foreign currency
    transactions                                                                       --
  In excess of net investment income                                                   --
  In excess of net realized gain on investments and foreign
    currency transactions                                                              --
                                                                            -------------
      Total distributions declared to shareholders                          $          --
                                                                            -------------
Net asset value -- end of period                                            $        9.08
                                                                            =============
Total return~~^                                                                     (9.24)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                         1.01%+
  Net investment income (loss)                                                       0.97%+
Portfolio turnover                                                                     39%
Net assets at end of period (000 Omitted)                                   $      26,556

                                                                                       MID CAP GROWTH SERIES
                                                                  -----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                  2004           2003           2002        DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------      -----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $      5.04     $      3.67    $      6.94      $      6.90***
                                                                  -----------     -----------    -----------      -----------
Income from investment operations#  --
  Net investment income (loss)                                    $     (0.04)    $     (0.03)   $     (0.03)     $     (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     0.76            1.40          (3.24)            0.05
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      0.72     $      1.37    $     (3.27)     $      0.04
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $      5.76     $      5.04    $      3.67      $      6.94
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         14.29%          37.33%        (47.12)%           0.58%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.10%           1.15%          1.10%            1.09%+
  Net investment loss                                                   (0.81)%         (0.72)%        (0.60)%          (0.50)%+
Portfolio turnover                                                         84%             90%           160%              85%
Net assets at end of period (000 Omitted)                         $    45,443     $    37,081    $    14,028      $     6,981

  * For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $7.09 and (2.12)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $(0.01).
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                     RESEARCH SERIES
                                                                  ------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------
INITIAL CLASS SHARES                                                  2004              2003             2002
                                                                  -------------     -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       13.84     $       11.14    $       14.93
                                                                  -------------     -------------    -------------
Income from investment operations#  --
  Net investment income                                           $        0.08     $        0.11    $        0.08
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       2.09              2.69            (3.82)
                                                                  -------------     -------------    -------------
      Total from investment operations                            $        2.17     $        2.80    $       (3.74)
                                                                  -------------     -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.13)    $       (0.10)   $       (0.05)
  From net realized gain on investments and foreign currency
    transactions                                                             --                --               --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                --               --
                                                                  -------------     -------------    -------------
      Total distributions declared to shareholders                $       (0.13)    $       (0.10)   $       (0.05)
                                                                  -------------     -------------    -------------
Net asset value -- end of period                                  $       15.88     $       13.84    $       11.14
                                                                  =============     =============    =============
Total return~~^                                                           15.83%^^^         25.32%^^        (25.11)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.80%             0.80%            0.78%
  Net investment income                                                    0.53%             0.93%            0.61%
Portfolio turnover                                                          118%              124%              98%
Net assets at end of period (000 Omitted)                         $     432,318     $     466,139    $     458,394

                                                                           RESEARCH SERIES
                                                                  -------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                  -------------------------------
INITIAL CLASS SHARES                                                  2001             2000
                                                                  -------------    --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       23.65    $        27.61
                                                                  -------------    --------------
Income from investment operations# --
  Net investment income                                           $        0.05    $         0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (4.54)            (0.99)
                                                                  -------------    --------------
      Total from investment operations                            $       (4.49)   $        (0.98)
                                                                  -------------    --------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.01)   $        (0.03)
  From net realized gain on investments and foreign currency
    transactions                                                          (4.19)            (2.95)
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.03)               --
                                                                  -------------    --------------
      Total distributions declared to shareholders                $       (4.23)   $        (2.98)
                                                                  -------------    --------------
Net asset value -- end of period                                  $       14.93    $        23.65
                                                                  =============    ==============
Total return~~^                                                          (21.40)%           (4.10)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.76%             0.74%
  Net investment income                                                    0.28%             0.03%
Portfolio turnover                                                           89%               95%
Net assets at end of period (000 Omitted)                         $     826,315    $    1,209,927

                                                                                       RESEARCH SERIES
                                                                  -----------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                 2004            2003            2002      December 31, 2001**
                                                                  -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     13.77     $     11.09    $     14.91      $     15.10***
                                                                  -----------     -----------    -----------      -----------
Income from investment operations# --
  Net investment income                                           $      0.04     $      0.08    $      0.06      $      0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     2.08            2.68          (3.83)           (0.20)
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      2.12     $      2.76    $     (3.77)     $     (0.19)
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders --
  From net investment income                                      $     (0.11)    $     (0.08)   $     (0.05)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     15.78     $     13.77    $     11.09      $     14.91
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         15.54%^^^       25.01%^^      (25.36)%          (1.26)%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.05%           1.05%          1.03%            1.01%+
  Net investment income                                                  0.30%           0.67%          0.48%            0.17%+
Portfolio turnover                                                        118%            124%            98%              89%
Net assets at end of period (000 Omitted)                         $    25,315     $    16,010    $     7,134      $     3,109

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $15.42 and (3.31)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from the inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended December 31, 2003 would have been 0.52% lower.
^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                 TOTAL RETURN SERIES
                                                                  ------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------
INITIAL CLASS SHARES                                                  2004              2003             2002
                                                                  -------------     -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       18.00     $       15.90    $       17.95
                                                                  -------------     -------------    -------------
Income from investment operations#~ --
  Net investment income                                           $        0.48     $        0.42    $        0.50
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       1.53              2.24            (1.44)
                                                                  -------------     -------------    -------------
      Total from investment operations                            $        2.01     $        2.66    $       (0.94)
                                                                  -------------     -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.46)    $       (0.56)   $       (0.55)
  From net realized gain on investments and foreign currency
    transactions                                                             --                --            (0.47)
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                --            (0.09)
                                                                  -------------     -------------    -------------
      Total distributions declared to shareholders                $       (0.46)    $       (0.56)   $       (1.11)
                                                                  -------------     -------------    -------------
Net asset value -- end of period                                  $       19.55     $       18.00    $       15.90
                                                                  =============     =============    =============
Total return~~^                                                           11.47%^^^         17.15%           (5.69)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.70%             0.71%            0.70%
  Net investment income (loss)~                                            2.60%             2.52%            2.95%
Portfolio turnover                                                           67%               65%              82%
Net assets at end of period (000 Omitted)                         $   1,571,550     $   1,618,983    $   1,571,494

                                                                        TOTAL RETURN SERIES
                                                                  ------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
INITIAL CLASS SHARES                                                  2001             2000
                                                                  -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       19.69    $       18.76
                                                                  -------------    -------------
Income from investment operations#~ --
  Net investment income                                           $        0.57    $        0.66
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (0.46)            2.20
                                                                  -------------    -------------
      Total from investment operations                            $        0.11    $        2.86
                                                                  -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.66)   $       (0.71)
  From net realized gain on investments and foreign currency
    transactions                                                          (1.19)           (1.22)
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --               --
                                                                  -------------    -------------
      Total distributions declared to shareholders                $       (1.85)   $       (1.93)
                                                                  -------------    -------------
Net asset value -- end of period                                  $       17.95    $       19.69
                                                                  =============    =============
Total return~~^                                                            0.52%           16.77%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.70%            0.70%
  Net investment income (loss)~                                            3.13%            3.60%
Portfolio turnover                                                          101%              94%
Net assets at end of period (000 Omitted)                         $   1,872,185    $   1,841,586

                                                                                      TOTAL RETURN SERIES
                                                                  -----------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                 2004            2003           2002       DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     17.92     $     15.85    $     17.93      $     17.85***
                                                                  -----------     -----------    -----------      -----------
Income from investment operations#~~~ --
  Net investment income                                           $      0.43     $      0.36    $      0.45      $      0.33
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     1.51            2.24          (1.43)           (0.25)
                                                                  -----------     -----------    -----------      -----------
Total from investment operations                                  $      1.94     $      2.60    $     (0.98)     $      0.08
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders from net investment income --
  From net investment income                                      $     (0.43)    $     (0.53)   $     (0.54)     $        --
  From net realized gain on investments and foreign currency
    transactions                                                           --              --          (0.47)              --
  In excess of net realized gain on investments and foreign
    currency transactions                                                  --              --          (0.09)              --
                                                                  -----------     -----------    -----------      -----------
      Total distributions declared to shareholders                $     (0.43)    $     (0.53)   $     (1.10)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     19.43     $     17.92    $     15.85      $     17.93
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         11.14%^^^       16.83%         (5.88)%           0.45%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.95%           0.95%          0.95%            0.97%+
  Net investment income~~~                                               2.39%           2.20%          2.77%            2.35%+
Portfolio turnover                                                         67%             65%            82%             101%
Net assets at end of period (000 Omitted)                         $   548,069     $   300,220    $   152,768      $    39,015

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $17.94 and (0.06)% respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from the inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
~~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.05, increase net realized and unrealized gains and losses per share by less than $0.05 and decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding the day the proceeds were recorded.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                    UTILITIES SERIES
                                                                  --------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
INITIAL CLASS SHARES                                                  2004                2003             2002
                                                                  -------------       -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       12.23       $        9.28    $       12.61
                                                                  -------------       -------------    -------------
Income (loss) from investment operations#~ --
  Net investment income                                           $        0.30       $        0.24    $        0.26
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       3.34                3.05            (3.22)
                                                                  -------------       -------------    -------------
      Total from investment operations                            $        3.64       $        3.29    $       (2.96)
                                                                  -------------       -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.26)      $       (0.34)   $       (0.37)
  From net realized gain on investments and foreign currency
    transactions                                                             --                  --               --
  In excess of net investment income                                         --                  --               --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                  --               --
                                                                  -------------       -------------    -------------
      Total distributions declared to shareholders                $       (0.26)      $       (0.34)   $       (0.37)
                                                                  -------------       -------------    -------------
Net asset value -- end of period                                  $       15.61       $       12.23    $        9.28
                                                                  =============       =============    =============
Total return~~^                                                           30.37%^^^*          36.26%          (23.87)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.84%               0.84%            0.82%
  Net investment income^                                                   2.25%               2.28%            2.55%
Portfolio turnover                                                          103%                134%              79%
Net assets at end of period (000 Omitted)                         $     328,541       $     287,648    $     241,772

                                                                        TOTAL RETURN SERIES
                                                                  -------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  --------------------------------
INITIAL CLASS SHARES                                                   2001                2000
                                                                  -------------      ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       19.08      $       19.84
                                                                  -------------      -------------
Income (loss) from investment operations#~ --
  Net investment income                                           $        0.35      $        0.80
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (4.46)              0.49
                                                                  -------------      -------------
      Total from investment operations                            $       (4.11)     $        1.29
                                                                  -------------      -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.63)     $       (0.24)
  From net realized gain on investments and foreign currency
    transactions                                                          (1.71)             (1.81)
  In excess of net investment income                                      (0.00)+++             --
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.02)                --
                                                                  -------------      -------------
      Total distributions declared to shareholders                $       (2.36)     $       (2.05)
                                                                  -------------      -------------
Net asset value -- end of period                                  $       12.61      $       19.08
                                                                  =============      =============
Total return~~^                                                          (24.34)%             7.00%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.78%              0.80%
  Net investment income~                                                   2.25%              4.11%
Portfolio turnover                                                          104%               118%
Net assets at end of period (000 Omitted)                         $     467,632      $     622,564

                                                                                       UTILITIES SERIES
                                                                 ------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                 2004             2003          2002       DECEMBER 31, 2001**
                                                                 -----------       -----------   -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                           $     12.18       $      9.24   $     12.59      $     13.87***
                                                                 -----------       -----------   -----------      -----------
Income (loss) from investment operations#~~~ --
  Net investment income                                          $      0.26       $      0.20   $      0.24      $      0.08
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                    3.32              3.06         (3.22)           (1.36)
                                                                 -----------       -----------   -----------      -----------
      Total from investment operations                           $      3.58       $      3.26   $     (2.98)     $     (1.28)
                                                                 -----------       -----------   -----------      -----------
Less distributions declared to shareholders from net investment
  income                                                         $     (0.23)      $     (0.32)  $     (0.37)     $        --
                                                                 -----------       -----------   -----------      -----------
Net asset value -- end of period                                 $     15.53       $     12.18   $      9.24      $     12.59
                                                                 ===========       ===========   ===========      ===========
Total return~~^                                                        30.01%^^^*        36.03%       (24.09)%          (9.23)%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            1.09%             1.09%         1.07%            1.05%+
  Net investment income ~~~                                             2.01%             1.95%         2.41%            1.60%+
Portfolio turnover                                                       103%              134%           79%             104%
Net assets at end of period (000 Omitted)                        $    32,599       $    22,555   $    12,763      $     7,919

 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $14.01 and (10.14)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were as of, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
+++ Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  * The series' total return calculation includes a net increase from gains realized on the disposal of investments in violation of restrictions. The gains resulted in an increase in net asset value of $0.00278 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the series' ending net asset value per share, the total returns for the year ended December 31, 2004 would have been approximately 30.35% and 29.99% for the Initial Class shares and the Service Class shares, respectively.
  ~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
~~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding the day the proceeds were recorded.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Core Equity Series (formerly Research Growth and Income Series), Emerging Growth Series*, Emerging Markets Equity Series, Global Governments Series, Global Growth Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Value Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Mid Cap Growth Series*, Mid Cap Value Series, Money Market Series, New Discovery Series, Research Series*, Research International Series, Strategic Growth Series, Strategic Income Series, Strategic Value Series, Technology Series, Total Return Series*, Utilities Series*, and Value Series. All of these series are diversified except for Global Governments Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the 1940 Act, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) in each series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Each series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans -- State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. Each series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts -- Each series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The following series were participants in a class-action lawsuit against Cendant Corporation. On March 26, 2003, the series received a partial cash settlement, recorded as a realized gain on investment transactions. The partial proceeds from the non-recurring litigation settlement resulted in an increase in net asset value per share based on the shares outstanding on the day the proceeds were received as follows:

                                                CAPITAL      EMERGING       GLOBAL       MANAGED     MASSACHUSETTS
                                             APPRECIATION     GROWTH        GROWTH       SECTORS    INVESTORS TRUST    RESEARCH
                                                SERIES        SERIES        SERIES       SERIES          SERIES         SERIES
     ----------------------------------------------------------------------------------------------------------------------------
     Cash Settlement                        $  13,278,304  $   5,764,504  $ 1,246,578  $   635,017    $     106,672  $  2,202,987
     Increase in net asset value per share  $        0.28  $        0.16  $      0.06  $      0.06    $       0.002  $       0.06

Excluding the effect of these payments from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been lower by:

                                                CAPITAL      EMERGING       GLOBAL       MANAGED     MASSACHUSETTS
                                             APPRECIATION     GROWTH        GROWTH       SECTORS    INVESTORS TRUST   RESEARCH
                                                SERIES        SERIES        SERIES       SERIES          SERIES        SERIES
     ---------------------------------------------------------------------------------------------------------------------------
     Initial Class                               2.08%          1.48%        0.79%        0.45%            0.01%        0.52%
     Service Class                               2.09%          1.50%        0.80%        0.46%            0.01%        0.52%

Each series may receive proceeds from the settlement of class action lawsuits involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series. The Capital Appreciation Series and Emerging Growth Series were participants in a class action lawsuit against Cendent Corporation. On March 19, 2004, the series' received a cash settlement in the amount of $1,376,372 and $597,471, respectively.

Each series may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2004, each series' custodian fees were reduced under this arrangement. Each series has entered into a commission recapture agreement, under which certain brokers will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2004, each series' miscellaneous expenses were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                      CAPITAL      EMERGING       GLOBAL       MANAGED      MASSACHUSETTS
                                   APPRECIATION     GROWTH        GROWTH       SECTORS       INVESTORS
                                      SERIES        SERIES        SERIES       SERIES       TRUST SERIES
     ----------------------------------------------------------------------------------------------------
     Balance credits               $      1,076  $        383  $        753  $         --  $          281
     Commission recapture credits        31,484        11,136         4,643         2,153          56,630
                                   ------------  ------------  ------------  ------------  --------------
     Total                         $     32,560  $     11,519  $      5,396  $      2,153  $       56,911
                                   ------------  ------------  ------------  ------------  --------------

                                     MID CAP
                                     GROWTH        RESEARCH    TOTAL RETURN     UTILITIES
                                     SERIES         SERIES        SERIES         SERIES
     ------------------------------------------------------------------------------------
     Balance credits               $         92  $        233  $      3,650  $      2,361
     Commission recapture credits         1,497         8,819        50,345         9,361
                                   ------------  ------------  ------------  ------------
     Total                         $      1,589  $      9,052  $     53,995  $     11,722
                                   ------------  ------------  ------------  ------------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for foreign currency transactions, real estate investment trusts, defaulted bonds, wash sales, foreign taxes, non-taxable distributions, net operating losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2004 and December 31, 2003 was as follows:

                             CAPITAL APPRECIATION SERIES    EMERGING GROWTH SERIES       GLOBAL GROWTH SERIES
                             ---------------------------  --------------------------  --------------------------
                                      DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                             ---------------------------  --------------------------  --------------------------
                                  2004          2003          2004          2003          2004         2003
----------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income             $    433,984  $         --  $         --  $         --  $    843,092  $    815,119

                                                                MASSACHUSETTS
                                 MANAGED SECTORS SERIES     INVESTORS TRUST SERIES       MID CAP GROWTH SERIES
                              --------------------------  --------------------------  --------------------------
                                      DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                              --------------------------  --------------------------  --------------------------
                                  2004          2003          2004          2003          2004         2003
----------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income             $     63,676  $         --  $ 11,697,097  $ 12,846,153  $         --  $         --

                                     RESEARCH SERIES           TOTAL RETURN SERIES         UTILITIES SERIES
                              --------------------------  --------------------------  --------------------------
                                      DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                              --------------------------  --------------------------  --------------------------
                                  2004          2003          2004          2003          2004         2003
----------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income             $  4,201,673  $  3,833,763  $ 48,429,855  $ 57,181,077  $  6,205,650  $  8,557,499

During the year ended December 31, 2004, the following amounts were reclassified due to differences between book and tax accounting, which may include foreign currency transactions, foreign taxes, real estate investment trusts, non-taxable distributions, net operating losses, and amortization and accretion on debt securities.

                                                         CAPITAL       EMERGING        GLOBAL        MANAGED      MASSACHUSETTS
                                                      APPRECIATION      GROWTH         GROWTH        SECTORS       INVESTORS
                                                         SERIES         SERIES         SERIES        SERIES       TRUST SERIES
     -------------------------------------------------------------------------------------------------------------------------
     Increase (decrease)
     Paid-in-capital                                  $         --   $   (604,779)  $         --   $         --   $         --
     Accumulated undistributed net
       realized gain (loss)                                 25,950          3,622         54,771          4,109         80,877
     Accumulated undistributed net investment income       (25,950)       601,157        (54,771)        (4,109)       (80,877)

                                                         MID CAP                       TOTAL
                                                         GROWTH        RESEARCH        RETURN       UTILITIES
                                                         SERIES         SERIES         SERIES        SERIES
     ----------------------------------------------------------------------------------------------------------
     Increase (decrease)
     Paid-in-capital                                  $   (789,363)  $         --   $    664,165   $         --
     Accumulated undistributed net
       realized gain (loss)                                 (3,394)        27,936     (4,349,911)     2,123,326
     Accumulated undistributed net investment income       792,757        (27,936)     3,685,746     (2,123,326)

At December 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                       CAPITAL            EMERGING          GLOBAL           MANAGED         MASSACHUSETTS
                                     APPRECIATION         GROWTH            GROWTH           SECTORS           INVESTORS
                                        SERIES            SERIES            SERIES           SERIES           TRUST SERIES
     ----------------------------------------------------------------------------------------------------------------------
     Undistributed ordinary income  $     4,352,013   $            --   $       770,053   $       744,638   $    10,688,878
     Capital loss carryforward         (744,869,099)     (473,784,865)      (98,310,346)     (200,618,771)     (387,636,643)
     Unrealized gain (loss)              92,535,975        55,347,645        25,915,451        21,791,577       163,852,479
     Other temporary differences                 --                --           (57,141)               --                --

                                                    MID CAP                               TOTAL
                                                    GROWTH           RESEARCH             RETURN           UTILITIES
                                                    SERIES            SERIES              SERIES             SERIES
     -------------------------------------------------------------------------------------------------------------------
     Undistributed ordinary income              $            --    $     2,353,088    $    54,341,859    $     3,640,244
     Undistributed long-term capital gain                    --                 --         53,278,874                 --
     Capital loss carryforward                      (42,793,486)      (276,462,094)                --       (183,417,068)
     Unrealized gain (loss)                          19,077,352         49,762,995        195,023,570         58,931,190
     Other temporary differences                         (6,155)                --           (479,287)          (176,035)

For federal income tax purposes, the following series had a capital loss carryforward that may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration as follows:

                                CAPITAL            EMERGING           GLOBAL            MANAGED           MASSACHUSETTS
                             APPRECIATION           GROWTH            GROWTH            SECTORS             INVESTORS
     EXPIRATION DATE            SERIES              SERIES            SERIES            SERIES            TRUST SERIES
     ------------------------------------------------------------------------------------------------------------------
     December 31, 2009      $  (364,513,863)   $  (244,556,998)   $   (52,563,049)   $  (143,561,763)   $  (163,278,388)
     December 31, 2010         (348,269,974)      (229,227,867)       (45,747,297)       (57,057,008)      (207,883,555)
     December 31, 2011          (32,085,262)                --                 --                 --        (16,474,700)
                            ---------------    ---------------    ---------------    ---------------    ---------------
     Total                  $  (744,869,099)   $  (473,784,865)   $   (98,310,346)   $  (200,618,771)   $  (387,636,643)
                            ===============    ===============    ===============    ===============    ===============

                                                                      MID CAP
                                                                      GROWTH             RESEARCH          UTILITIES
     EXPIRATION DATE                                                  SERIES              SERIES             SERIES
     ------------------------------------------------------------------------------------------------------------------
     December 31, 2009                                            $            --    $  (114,599,350)   $   (60,374,245)
     December 31, 2010                                                (42,793,486)      (161,862,744)      (123,042,823)
                                                                  ---------------    ---------------    ---------------
     Total                                                        $   (42,793,486)   $  (276,462,094)   $  (183,417,068)
                                                                  ===============    ===============    ===============

For the Global Growth Series, realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of the series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses (excluding taxes, extraordinary expenses and brokerage and transaction cost) in excess of the expense limitation indicated below, based on the average net assets of each series. Management fees and expense limitations are as follows:

                                                                      MANAGEMENT         EXPENSE
                                                                         FEES          LIMITATIONS
          ----------------------------------------------------------------------------------------
          Capital Appreciation Series                                   0.75%*            1.25%
          Emerging Growth Series                                        0.73%*             N/A
          Global Growth Series                                          0.90%*             N/A
          Managed Sectors Series                                        0.75%*            1.25%
          Massachusetts Investors Trust Series                          0.55%             1.25%
          Mid Cap Growth Series                                         0.75%              N/A
          Research Series                                               0.72%*             N/A
          Total Return Series                                           0.65%*            1.25%
          Utilities Series                                              0.75%*             N/A

* The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of average net assets of the next $500 million and 0.65% of average net assets in excess of $1.5 billion. The management fee for the Global Growth Series is 0.90% of the first $1 billion of average net assets, 0.75% of the next $1 billion of average net assets and 0.65% of average net assets in excess of $2 billion.The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

During the year ended December 31, 2004, the Utilities Series realized a gain on disposition of a security in violation of the series' investment restrictions. The amount of the gain was $70,344. This amount is separately disclosed in the Statements of Operations and the Statements of Changes in Net Assets. The effect of this gain on series' total return is disclosed in the Financial Highlights.

Each series pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Each series and certain other MFS funds (the "funds") have entered into a services agreement (the "Agreement") which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to provide office space and other administrative support and supplies to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The series' investment advisor, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. On July 28, 2004, the series accrued an estimate of the amount to be received pursuant to this matter in these amounts based on the shares outstanding on the day the proceeds were recorded as follows:

                                                                SETTLEMENT AMOUNT     PER SHARE IMPACT
          ----------------------------------------------------------------------------------------------
          Capital Appreciation Series                          $           756,214   $              0.02
          Emerging Growth Series                               $           374,251   $              0.01
          Global Growth Series                                 $            54,374                   --*
          Managed Sectors Series                               $           216,578   $              0.02
          Massachusetts Investors Trust Series                 $           565,413   $              0.01
          Mid Cap Growth Series                                $               520                   --*
          Research Series                                      $           256,213   $              0.01
          Total Return Series                                  $           208,370                   --*
          Utilities Series                                     $            67,404                   --*

* The per share impact was less than $0.01.

Administrator -- MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each series for which MFS acts as investment adviser. Under an administrative services agreement between each series and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each series is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, each series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

          First $2 billion                                  0.0175%
          Next $2.5 billion                                 0.0130%
          Next $2.5 billion                                 0.0005%
          In excess of $7 billion                           0.0000%

Effective April 1, 2004, each series paid MFS an administrative fee up to the following annual percentage rates of each series' average daily net assets:

          First $2 billion                                  0.01120%
          Next $2.5 billion                                 0.00832%
          Next $2.5 billion                                 0.00032%
          In excess of $7 billion                           0.00000%

For the year ended December 31, 2004, each series paid MFS the following amounts equivalent to the following annual percentage rates of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

                                                                                          PERCENT OF
                                                                    ADMINISTRATOR         AVERAGE NET
                                                                        FEES                 ASSETS
          -----------------------------------------------------------------------------------------------
          Capital Appreciation Series                            $           66,939              0.00936%
          Emerging Growth Series                                             41,354              0.00940%
          Global Growth Series                                               16,871              0.00934%
          Managed Sectors Series                                             14,341              0.00946%
          Massachusetts Investors Trust Series                              107,414              0.00930%
          Mid Cap Growth Series                                              11,240              0.00913%
          Research Series                                                    42,703              0.00934%
          Total Return Series                                               178,152              0.00899%
          Utilities Series                                                   28,669              0.00895%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the year ended December 31, 2004 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   CAPITAL          EMERGING           GLOBAL
                                                                APPRECIATION         GROWTH            GROWTH
                                                                   SERIES            SERIES            SERIES
------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                   $   437,815,285   $   406,578,627   $   204,425,058
                                                               ===============   ===============   ===============

Sales
Investments (non-U.S. government securities)                   $   548,765,682   $   490,971,871   $   237,194,315
                                                               ===============   ===============   ===============

                                                                   MANAGED        MASSACHUSETTS        MID CAP
                                                                   SECTORS          INVESTORS          GROWTH
                                                                   SERIES         TRUST SERIES         SERIES
------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                   $   137,660,086   $   880,651,479   $   102,605,148
                                                               ===============   ===============   ===============

Sales
Investments (non-U.S. government securities)                   $   167,904,164   $ 1,053,687,116   $   101,617,936
                                                               ===============   ===============   ===============

                                                                                      TOTAL
                                                                  RESEARCH           RETURN           UTILITIES
                                                                   SERIES            SERIES            SERIES
------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                     $            --   $   387,417,245   $       809,862
                                                               ===============   ===============   ===============
Investments (non-U.S. government securities)                   $   529,839,300   $   967,590,631   $   323,050,179
                                                               ===============   ===============   ===============

Sales
U.S. government securities                                     $            --   $   264,926,326   $       803,067
                                                               ===============   ===============   ===============
Investments (non-U.S. government securities)                   $   615,735,956   $ 1,039,967,463   $   357,880,587
                                                               ===============   ===============   ===============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                              CAPITAL         EMERGING          GLOBAL           MANAGED       MASSACHUSETTS
                                           APPRECIATION        GROWTH           GROWTH           SECTORS         INVESTORS
                                              SERIES           SERIES           SERIES           SERIES        TRUST SERIES
-----------------------------------------------------------------------------------------------------------------------------
Aggregate cost                            $   617,424,694  $   441,028,208  $   181,319,861  $   124,076,215  $ 1,033,435,510
                                          ===============  ===============  ===============  ===============  ===============
Gross unrealized appreciation             $    96,468,600  $    63,581,992  $    27,725,384  $    23,133,402  $   172,099,806
Gross unrealized depreciation                  (3,941,344)      (8,237,423)      (1,817,039)      (1,341,825)      (8,254,059)
                                          ---------------  ---------------  ---------------  ---------------  ---------------
  Net unrealized appreciation
    (depreciation)                        $    92,527,256  $    55,344,569  $    25,908,345  $    21,791,577  $   163,845,747
                                          ===============  ===============  ===============  ===============  ===============

                                              MID CAP                           TOTAL
                                              GROWTH          RESEARCH          RETURN          UTILITIES
                                              SERIES           SERIES           SERIES           SERIES
------------------------------------------------------------------------------------------------------------
Aggregate cost                            $   138,876,950  $   432,495,697  $ 2,205,276,482  $   360,240,498
                                          ===============  ===============  ===============  ===============
Gross unrealized appreciation             $    22,229,135  $    54,932,292  $   210,069,089  $    60,979,657
Gross unrealized depreciation                  (3,151,783)      (5,169,829)     (15,051,602)      (2,049,591)
                                          ---------------  ---------------  ---------------  ---------------
  Net unrealized appreciation
    (depreciation)                        $    19,077,352  $    49,762,463  $   195,017,487  $    58,930,066
                                          ===============  ===============  ===============  ===============

(5) SHARES OF BENEFICIAL INTEREST

Each series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                               CAPITAL APPRECIATION SERIES
                                          ---------------------------------------------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    29,855,744   $   527,622,763        36,430,830   $   555,737,786
Shares issued to shareholders in
  reinvestment of distributions                    24,899           433,984                --                --
Shares redeemed                               (36,638,282)     (647,766,495)      (43,541,461)     (659,490,318)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                   (6,757,639)  $  (119,709,748)       (7,110,631)  $  (103,752,532)
                                          ===============   ===============   ===============   ===============

                                                                 EMERGING GROWTH SERIES
                                          ---------------------------------------------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    14,662,402   $   209,951,352        17,237,076   $   211,585,016
Shares issued to shareholders in
  reinvestment of distributions                        --                --                --                --
Shares redeemed                               (20,768,397)     (296,052,618)      (23,555,654)     (284,330,504)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                   (6,105,995)  $   (86,101,266)       (6,318,578)  $   (72,745,488)
                                          ===============   ===============   ===============   ===============

                        YEAR ENDED                  YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                     DECEMBER 31, 2004           DECEMBER 31, 2003           DECEMBER 31, 2004           DECEMBER 31, 2003
                 --------------------------  --------------------------  --------------------------  --------------------------
SERVICE CLASS
SHARES              SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold         3,311,227  $ 58,277,694     3,463,604  $ 53,156,979     2,269,316  $ 32,147,936     2,393,685  $ 29,186,780
Shares redeemed    (3,292,724)  (57,922,233)   (3,209,643)  (49,113,958)   (2,163,522)  (30,640,672)   (2,124,183)  (25,692,327)
                 ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net change           18,503  $    355,461       253,961  $  4,043,021       105,794  $  1,507,264       269,502  $  3,494,453
                 ============  ============  ============  ============  ============  ============  ============  ============

                                                                  GLOBAL GROWTH SERIES
                                          ---------------------------------------------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     2,933,259   $    33,026,863         3,261,710   $    30,596,849
Shares issued to  shareholders in
  reinvestment of distributions                    79,127           820,549            95,459           802,813
Shares redeemed                                (6,130,268)      (67,996,829)       (7,049,798)      (62,881,388)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                   (3,117,882)  $   (34,149,417)       (3,692,629)  $   (31,481,726)
                                          ===============   ===============   ===============   ===============

                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                       572,855   $     6,392,765         1,530,109   $    13,660,385
Shares issued to shareholders in
  reinvestment of distributions                     2,184            22,543             1,468            12,306
Shares redeemed                                  (577,264)       (6,423,368)       (1,364,494)      (12,116,239)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                       (2,225)  $        (8,060)          167,083   $     1,556,452
                                          ===============   ===============   ===============   ===============

                                                                 MANAGED SECTORS SERIES
                                          ---------------------------------------------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     1,098,921   $    18,401,125         1,470,625   $    22,495,048
Shares issued to  shareholders in
  reinvestment of distributions                     3,916            63,676                --                --
Shares redeemed                                (2,915,786)      (48,393,981)       (3,539,753)      (51,788,451)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                   (1,812,949)  $   (29,929,180)       (2,069,128)  $   (29,293,403)
                                          ===============   ===============   ===============   ===============

                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                        97,850   $     1,637,632           135,985   $     2,044,987
Shares issued to shareholders in
  reinvestment of distributions                        --                --                --                --
Shares redeemed                                  (105,208)       (1,758,464)         (132,155)       (2,006,538)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                       (7,358)  $      (120,832)            3,830   $        38,449
                                          ===============   ===============   ===============   ===============

                                                          MASSACHUSETTS INVESTORS TRUST SERIES
                                          ---------------------------------------------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    15,931,068   $   413,328,761        18,119,817   $   415,204,427
Shares issued to shareholders in
  reinvestment of distributions                   447,605        11,046,879           562,444        12,283,774
Shares redeemed                               (23,613,999)     (611,327,874)      (26,183,745)     (591,212,146)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                   (7,235,326)  $  (186,952,234)       (7,501,484)  $  (163,723,945)
                                          ===============   ===============   ===============   ===============

                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     3,878,532   $   100,002,868         4,191,568   $    95,283,815
Shares issued to shareholders in
  reinvestment of distributions                    26,442           650,218            25,821           562,379
Shares redeemed                                (4,016,175)     (103,357,729)       (3,666,249)      (83,307,963)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                     (111,201)  $    (2,704,643)          551,140   $    12,538,231
                                          ===============   ===============   ===============   ===============

                                                                  MID CAP GROWTH SERIES
                                          ---------------------------------------------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     8,438,139   $    45,399,824        11,902,265   $    54,284,348
Shares issued to shareholders in
  reinvestment of distributions                        --                --                --                --
Shares redeemed                                (9,031,635)      (48,195,215)       (7,727,781)      (33,796,739)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                     (593,496)  $    (2,795,391)        4,174,484   $    20,487,609
                                          ===============   ===============   ===============   ===============

                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    13,933,712   $    73,709,460         8,520,907   $    40,749,200
Shares issued to shareholders in
  reinvestment of distributions                        --                --                --                --
Shares redeemed                               (13,409,067)      (70,844,551)       (4,988,390)      (24,285,882)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                      524,645   $     2,864,909         3,532,517   $    16,463,318
                                          ===============   ===============   ===============   ===============

                                                                     RESEARCH SERIES
                                          ---------------------------------------------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     4,615,570   $    67,842,460         5,919,002   $    74,898,604
Shares issued to shareholders in
  reinvestment of distributions                   295,191         4,047,067           323,079         3,780,030
Shares redeemed                               (11,365,545)     (164,521,821)      (13,727,969)     (166,837,306)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                   (6,454,784)  $   (92,632,294)       (7,485,888)  $   (88,158,672)
                                          ===============   ===============   ===============   ===============

                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     3,465,271   $    49,297,955         1,398,843   $    17,711,972
Shares issued to shareholders in
  reinvestment of distributions                    11,335           154,606             4,608            53,733
Shares redeemed                                (3,035,209)      (43,171,746)         (884,403)      (11,194,294)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                      441,397   $     6,280,815           519,048   $     6,571,411
                                          ===============   ===============   ===============   ===============

                                                                   TOTAL RETURN SERIES
                                          ---------------------------------------------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    13,093,000   $   242,061,403        17,626,716   $   294,494,534
Shares issued to shareholders in
  reinvestment of distributions                 2,259,960        39,255,506         3,226,008        51,583,867
Shares redeemed                               (24,886,578)     (457,889,210)      (29,751,984)     (491,830,115)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                   (9,533,618)  $  (176,572,301)       (8,899,260)  $  (145,751,714)
                                          ===============   ===============   ===============   ===============

                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    21,445,623   $   392,791,148        13,709,379   $   230,394,938
Shares issued to shareholders in
  reinvestment of distributions                   530,616         9,174,349           351,142         5,597,210
Shares redeemed                               (10,526,829)     (193,753,742)       (6,948,290)     (117,049,454)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                   11,449,410   $   208,211,755         7,112,231   $   118,942,694
                                          ===============   ===============   ===============   ===============

                                                                    UTILITIES SERIES
                                          ---------------------------------------------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     5,382,059   $    73,371,201         7,142,580   $    77,482,205
Shares issued to shareholders in
  reinvestment of distributions                   480,703         5,749,208           812,301         8,106,762
Shares redeemed                                (8,334,628)     (112,180,633)      (10,500,562)     (111,187,382)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                   (2,471,866)  $   (33,060,224)       (2,545,681)  $   (25,598,415)
                                          ===============   ===============   ===============   ===============

                                                     YEAR ENDED                          YEAR ENDED
                                                  DECEMBER 31, 2004                   DECEMBER 31, 2003
                                          ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                     1,375,213   $    18,510,218         1,652,995   $    17,674,211
Shares issued to shareholders in
  reinvestment of distributions                    38,292           456,442            45,300           450,737
Shares redeemed                                (1,166,654)      (15,800,929)       (1,227,397)      (13,206,592)
                                          ---------------   ---------------   ---------------   ---------------
  Net change                                      246,851   $     3,165,731           470,898   $     4,918,356
                                          ===============   ===============   ===============   ===============

(6) LINE OF CREDIT
Each series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The interest and commitment fee allocated to each series and included in miscellaneous expense for the year ended December 31, 2004 and included in miscellaneous expense was as follows:

                                                                      COMMITMENT
                                                                    FEE & INTEREST
                                                                       EXPENSE
     ------------------------------------------------------------------------------
     Capital Appreciation Series                                    $         5,934
     Emerging Growth Series                                                   3,822
     Global Growth Series                                                     5,435
     Managed Sectors Series                                                   1,212
     Massachusetts Investors Trust Series                                     9,254
     Mid Cap Growth Series                                                      642
     Research Series                                                          2,119
     Total Return Series                                                      9,705
     Utilities Series                                                         1,617

Each series had no significant borrowings during the period.

(7) FINANCIAL INSTRUMENTS
Each series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
Utilities Series

                                                                                                        Net Unrealized
                                                  Contracts to                           Contracts       Appreciation
                    Settlement Date              Deliver/Receive    In Exchange For      at Value       (Depreciation)
          -------------------------------------------------------------------------------------------------------------
          Sales
                  1/19/2005-2/14/2005      EUR        22,419,905    $    29,110,435   $    30,374,924   $    (1,264,489)
                  1/12/2005-2/14/2005      GBP         5,620,692         10,464,555        10,763,599          (299,044)
                                                                    ---------------   ---------------   ---------------
                                                                    $    39,574,990   $    41,138,523   $    (1,563,533)
                                                                    ===============   ===============   ===============

          Purchases
                  1/19/2005-2/14/2005      EUR         2,901,199    $     3,876,188   $     3,930,524   $        54,336
                            1/12/2005      GBP           122,603            235,367           234,784              (583)
                                                                    ---------------   ---------------   ---------------
                                                                    $     4,111,555   $     4,165,308   $        53,753
                                                                    ===============   ===============   ===============

At December 31, 2004, the Utilities Series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES

At December 31, 2004, each series owned the following securities which are subject to legal or contractual restrictions on resale, excluding securities issued under Rule 144A, constituting less then 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. Each series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                       DATE OF
                                                  DESCRIPTION        ACQUISITION     SHARES          COST        VALUE
            -------------------------------------------------------------------------------------------------------------
            Global Growth Series            Aber Diamond Corp.         12/7/2004     31,000    $  1,078,830  $  1,096,488
            Mid Cap Growth Series           Aber Diamond Corp.         1/14/2004      5,700    $    220,441  $    201,612
            Emerging Growth Series          Aber Diamond Corp.         1/14/2004      6,600    $    255,247  $    233,446

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005. It is expected that this distribution will be made by the SEC to the affected MFS funds on or around February 14, 2005.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are RIGGS V. MFS ET AL., CASE NO. 04-CV-01162-JFM (direct), HAMMERSLOUGH
V. MFS ET AL., CASE NO. 04-MD-01620 (derivative) AND ANITA WALKER V. MFS ET AL., CASE NO. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE
V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10584 (GAO) (March 25, 2004); EDDINGS V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10764 (GAO) (April 15,
2004); MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. CO., ET al., No. 04cv11458 (GAO) (May 4, 2004); and KOSLOW V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv11019 (GAO) (May 20, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution (which has been accrued to the affected funds and is expected to be distributed on or around February 14, 2005) to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

(10) SUBSEQUENT EVENT

On March 15, 2005 the fund expects to mail a proxy statement/prospectus to shareholders of record at March 1, 2005 requesting a vote on an Agreement and Plan of Reorganization, whereby Managed Sectors Series would be reorganized in Capital Appreciation Series. The Agreement and Plan of Reorganization provides for the transfer of the assets of the Managed Sectors Series to the Capital Appreciation Series and the assumption by the Capital Appreciation Series of the liabilities of the Managed Sectors Series in exchange solely for shares of beneficial interest in the Capital Appreciation Series. Immediately following the transfer, the Capital Appreciation Series shares received by the Managed Sectors Series will be distributed to shareholders, pro rata, and the Managed Sectors Series will be liquidated and terminated. Votes will be cast at a shareholder meeting scheduled for April 18, 2005. If approved, it is expected that the reorganization will occur on or around April 25, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS/Sun Life Series Trust (the "Trust") comprising Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Managed Sector Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series, and Utilities Series as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Managed Sector Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series and Utilities Series as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 24, 2005

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                                  DIVIDENDS RECEIVED
                                                                      DEDUCTIONS
            ------------------------------------------------------------------------
            Capital Appreciation Series                                   100%
            Global Growth Series                                        30.62%
            Managed Sectors Series                                        100%
            Massachusetts Investors Trust Series                          100%
            Research Series                                               100%
            Total Return Series                                         35.59%
            Utilities Series                                            67.20%

For the year ended December 31, 2004, income from foreign sources for the Global Growth Series was $2,445,536, and the series designated a foreign tax credit of $292,778.

MFS/SUN LIFE SERIES TRUST
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of February 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD         TRUSTEE/OFFICER              PRINCIPAL OCCUPATION DURING THE PAST
  NAME, DATE OF BIRTH             WITH FUND                SINCE(1)                  FIVE YEARS AND OTHER DIRECTORSHIPS(2)
---------------------------  ----------------------  --------------------   --------------------------------------------------------
INTERESTED TRUSTEES

C. James Prieur(3)                 Trustee                 July 1999        Sun Life Assurance Company of Canada, President and
(born 04/21/51)                                                             Chief Operating Officer

David D. Horn(3)                   Trustee                 April 1986       Private investor; Retired; Sun Life Assurance Company
(born 06/07/41)                                                             of Canada, Former Senior Vice President and General
                                                                            Manager for the United States (until 1997)

INDEPENDENT TRUSTEES

J. Kermit Birchfield               Chairman                 May 1997        Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                             Managing Director; Displaytech, Inc. (manufacturer of
                                                                            liquid crystal display technology), Director

Robert C. Bishop                   Trustee                  May 2001        AutoImmune Inc. (pharmaceutical product development),
(born 01/13/43)                                                             Chairman, President and Chief Executive Officer;
                                                                            Caliper Life Sciences Corp. (laboratory analytical
                                                                            instruments), Director; Millipore Corporation
                                                                            (purification/filtration products), Director; Quintiles
                                                                            Transnational Corp. (contract services to the medical
                                                                            industry), Director

Frederick H. Dulles                Trustee                  May 2001        Ten State Street LLP (law firm), Partner; McFadden,
(born 03/12/42)                                                             Pilkington & Ward LLP (solicitors and registered
                                                                            foreign lawyers), Partner (until June 2003); Jackson &
                                                                            Nash, LLP (law firm), Of Counsel (January 2000 to
                                                                            November 2000)

Derwyn F. Phillips                 Trustee                 April 1986       Retired
(born 08/31/30)

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD         TRUSTEE/OFFICER              PRINCIPAL OCCUPATION DURING THE PAST
  NAME, DATE OF BIRTH             WITH FUND                SINCE(1)                  FIVE YEARS AND OTHER DIRECTORSHIPS(2)
---------------------------  ----------------------  --------------------   --------------------------------------------------------
Ronald G. Steinhart                Trustee                  May 2001        Private investor; Bank One, Texas N.A., Vice Chairman
(born 06/15/40)                                                             and Director (January 2000 to January 2001); Bank One
                                                                            Corporation, Officer (until January 2000); Carreker
                                                                            Corporation (consultant and technology provider to
                                                                            financial institutions), Director; Prentiss Properties
                                                                            Trust (real estate investment trust), Director; United
                                                                            Auto Group, Inc. (automotive retailer), Director

Haviland Wright                    Trustee                  May 2001        Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                             Center, Center Director (since March 2002);
                                                                            Displaytech, Inc. (manufacturer of liquid crystal
                                                                            display technology), Chairman and Chief Executive
                                                                            Officer (until March 2002)

TRUSTEES EMERITUS

Garth Marston                  Trustee Emeritus                             Retired
(born 04/28/26)

Samuel Adams                   Trustee Emeritus                             Retired
(born 10/19/25)

OFFICERS

Robert J. Manning(4)              President              February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                             Executive Officer, President, Chief Investment Officer
                                                                            and Director

James R. Bordewick, Jr.(4)   Assistant Secretary         February 1997      Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)              and Assistant Clerk                            President and Associate General Counsel

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD         TRUSTEE/OFFICER              PRINCIPAL OCCUPATION DURING THE PAST
  NAME, DATE OF BIRTH             WITH FUND                SINCE(1)                  FIVE YEARS AND OTHER DIRECTORSHIPS(2)
---------------------------  ----------------------  --------------------   --------------------------------------------------------
Jeffrey N. Carp(4)            Secretary and Clerk        September 2004     Massachusetts Financial Services Company, Executive
(born 12/1/56)                                                              Vice President, General Counsel and Secretary (since
                                                                            April 2004); Hale and Dorr LLP (law firm), Partner
                                                                            (prior to April 2004)

Stephanie A. DeSisto(4)       Assistant Treasurer            May 2003       Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                             President (since April 2003); Brown Brothers Harriman &
                                                                            Co., Senior Vice President (November 2002 to April
                                                                            2003); ING Groep N.V./Aeltus Investment Management,
                                                                            Senior Vice President (prior to November 2002)

James F. DesMarais(4)         Assistant Secretary        September 2004     Massachusetts Financial Services Company, Assistant
(born 03/09/61)               and Assistant Clerk                           General Counsel

Richard M. Hisey(4)               Treasurer               August 2002       Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                             President (since July 2002); The Bank of New York,
                                                                            Senior Vice President (September 2000 to July 2002);
                                                                            Lexington Global Asset Managers, Inc., Executive Vice
                                                                            President and Chief Financial Officer (prior to
                                                                            September 2000); Lexington Funds, Chief Financial
                                                                            Officer (prior to September 2000)

Brian T. Hourihan(4)          Assistant Secretary        September 2004     Massachusetts Financial Services Company, Vice
(born 11/11/64)               and Assistant Clerk                           President, Senior Counsel and Assistant Secretary
                                                                            (since June 2004); Affiliated Managers Group, Inc.,
                                                                            Chief Legal Officer/Centralized Compliance Program
                                                                            (January to April 2004); Fidelity Research & Management
                                                                            Company, Assistant General Counsel (prior to January
                                                                            2004)

Ellen Moynihan(4)             Assistant Treasurer           May 1997        Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                             President

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD         TRUSTEE/OFFICER              PRINCIPAL OCCUPATION DURING THE PAST
  NAME, DATE OF BIRTH             WITH FUND                SINCE(1)                  FIVE YEARS AND OTHER DIRECTORSHIPS(2)
---------------------------  ----------------------  --------------------   --------------------------------------------------------
Frank L. Tarantino             Independent Chief         September 2004     Tarantino LLC (provider of compliance services),
(born 03/07/44)               Compliance Officer                            Principal (since June 2004); CRA Business Strategies
                                                                            Group (consulting services), Executive Vice President
                                                                            (April 2003 to June 2004); David L. Babson & Co.
                                                                            (investment adviser), Managing Director, Chief
                                                                            Administrative Officer and Director (February 1997 to
                                                                            March 2003)

James O. Yost(4)              Assistant Treasurer          April 1992       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                             President

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Series does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Series and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Series hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Accounts/Series.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling
1-800-752-7215.

MFS(R)/SUN LIFE SERIES TRUST

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

Information regarding how each series voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. Each series' Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549 0102

Information on the operation of the Public Reference Room any be obtained by calling the Commission at 1-800-SEC-0330. Each series' Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfor@sec.gov or by writing the Public Reference Section at the above address.

PORTFOLIO MANAGERS++

Margaret W. Adams
William J. Adams
John F. Addeo
S. Irfan Ali
David A. Antonelli
Edward Baldini
T. Kevin Beatty
David M. Calabro
James J. Calmas
Barry P. Dargan
Kenneth J. Enright
Eric B. Fischman
Steven R. Gorham
Robert Henderson
Alan Langsner
John D. Laupheimer, Jr.
Olivier Lebleu
Camille Lee
Gregory Locraft
Kate Mead
Thomas Melendez
Constantinos Mokas
Edward L. O'Dette
Betsy Palmer
Stephen Pesek
Scott B. Richards
Michael W. Roberge
Matthew W. Ryan
Daniel Scherman
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener
Thomas Wetherald

++MFS Investment Management(R)

(C) 2005 Sun Life Financial Distributors, Inc.

                                                             SUN-B-ANN-2/05 196M

[MFS(R)/SUN LIFE SERIES TRUST LOGO]

ANNUAL REPORT - DECEMBER 31, 2004


CAPITAL OPPORTUNITIES SERIES
CORE EQUITY SERIES
INTERNATIONAL GROWTH SERIES
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
MID CAP VALUE SERIES
NEW DISCOVERY SERIES
RESEARCH INTERNATIONAL SERIES
STRATEGIC GROWTH SERIES
STRATEGIC VALUE SERIES
TECHNOLOGY SERIES
VALUE SERIES

TABLE OF CONTENTS

Letter from the CEO of MFS                                                     1

Management Review                                                              2

Portfolio Composition                                                          8

Performance Summary                                                           19

Expense Table                                                                 27

Portfolio of Investments                                                      29

Financial Statements                                                          48

Notes to Financial Statements                                                 65

Report of Independent Registered Public Accounting Firm                       75

Federal Tax Information                                                       76

Trustees and Officers                                                         77

Proxy Voting Policies and Information                                 Back Cover

Quarterly Portfolio Disclosure                                        Back Cover


THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

 NOT FDIC INSURED  MAY LOSE VALUE              NO BANK OR CREDIT UNION GUARANTEE
 NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO OF MFS
DEAR CONTRACT OWNERS,
For most investors, the main factor in determining long-term success is asset allocation -- how they spread their money among stocks, bonds, and cash. In fact, the total returns of investors may be more influenced by their asset allocation strategy than by their security selection within each asset class. The principle behind asset allocation is simple: by diversifying across a variety of types of securities, investors reduce the overall risk of their portfolio because gains in one area are likely to offset losses in another.

One of the dangers of not having an asset allocation plan is the temptation to simply chase performance, by moving money into whichever asset class appears to be outperforming at the moment. The problem with this approach is that by the time a particular area of the market comes into favor, investors may have already missed some of the best performance. We would suggest that one way to benefit from swings in the market is to acquire a diversified portfolio so that investors hold a range of asset classes BEFORE the market swings in their direction.

UNDERSTAND YOUR EMOTIONS
It usually takes a bear market for people to appreciate the benefits of diversification. At MFS, we believe proper asset allocation is important in all market environments. But we understand that there are emotional components of investment decisions that sometimes keep investors from achieving their long term goals. The three common behaviors that negatively impact investment decisions are overconfidence, looking backwards, and loss aversion.

- OVERCONFIDENCE. After experiencing gains in the market, particularly during a bull market, investors have a natural tendency to overestimate their own abilities. During the global bull market of the late 1990s, for example, a large number of investors traded their own stocks and made significant profits. However, most of these same investors later handed back those profits -- and then some -- because they focused more on short-term blips in the market and less on the fundamental factors that affect a company's long-term prospects.

- LOOKING BACKWARDS. Although security prices are determined by expectations about the future, many investors make choices based on the recent past. Investors who have achieved momentary success in the market tend to take on too much risk, believing that better-than-average returns can be easily duplicated. On the other hand, those who have had negative experiences tend to become overly cautious and take on too little risk. Recent historical experience tends to dictate an investor's frame of reference and may lead to irrational decisions.

- LOSS AVERSION. Simply put, investors would rather avoid the immediate pain of losses than enjoy the future pleasure of gains. As a result, some investors tend to overreact to short-term downturns in the market by seeking to mitigate their losses, rather than remaining invested to benefit from the long-term growth potential of the stock and bond markets.

THINK LIKE A PROFESSIONAL INVESTOR
Asset allocation helps reduce the emotional factors that tend to affect the long-term returns of investors. Professional investors -- those who manage assets for money management firms, pension funds, and endowments -- have tended to outperform the average retirement investor because they focus on asset allocation. For example, the investment performance of the average 401(k) participant has lagged these professional investors by more than two percentage points a year, on average, over the past 10 years.(1)

We think asset allocation is one of the most important decisions for investors. A study of the performance of 91 large U.S. corporate pension plans with assets of more than $100 million over a 10-year period beginning in 1974 concluded that asset allocation policies accounted for 93.6% of their returns, while individual security selection and the timing of their investments accounted for only 6.4% for their overall performance.(2)

Professional investors target a realistic level of return based on the amount of risk they are willing to take, then set allocations to meet their goals. On average, U.S. professional investors allocate 35% to 40% of their assets to domestic equity stocks; 20% to 30% to fixed income issues; 10% to international stocks; and between 10% and 20% to other investment classes such as real estate.(3) And within those categories, they hold a broad range of styles and asset classes.

In contrast, 401(k) participants who held company stock in their retirement plans at the end of 2002 had roughly 42% of their retirement assets in company stock while the rest was allocated to either growth or value stock funds.(4) These participants virtually ignored the broad range of equity, fixed-income, and international offerings provided by their retirement plans.

ALLOCATE, DIVERSIFY, REBALANCE
We recommend working with a professional adviser to find an optimal mix of investments based on your individual goals. In our view, a disciplined asset allocation strategy is composed of three simple steps: allocate, diversify and rebalance.

- ALLOCATE. Investors should work with their financial adviser to specify their long-term goals and tolerance for risk. Then investors should allocate their assets across the major asset classes -- stocks, bonds, and cash -- to help them pursue an investmenT return that is consistent with their risk tolerance level.

- DIVERSIFY. By diversifying their assets, investors trade some performance in the top performing categories for a more predictable and stable portfolio. At the same time, investors should include different investment styles and market capitalizations of stocks and a range of fixed-income investments, as well as U.S. and non-U.S. securities. Because security subclasses tend to move in and out of favor during various market and economic environments, a broad portfolio increases the benefits of diversification.

- REBALANCE. We suggest that investors consult with their professional advisers periodically to rebalance their portfolios to maintain the percentages that they have dedicated to each asset class. Allocations can shift as markets rise and fall, making for a riskier or more conservative portfolio than an investor originally intended. For example, a portfolio of 50% stocks and 50% bonds at the start of 2000 would have shifted to 32% stocks and 68% bonds at the end of 2002 because of the weak stock market.(5)

In short, these three simple concepts -- allocate, diversify and rebalance -- help take emotion out of the investment process and help prevent investors from trying to outguess the market. An asset allocation strategy cannot turn a down market cycle into a good one, but it is an invaluable tool to manage risk and keep investors on track toward reaching their long-term investment goals.

A DISCIPLINED INVESTMENT PROCESS IS PARAMOUNT
Disciplined diversification has helped investors pursue long-term, above-average results through the years. Since 1924, when we

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invented the mutual fund, MFS(R) has strived to give investors the products and tools they need to maintain well-diversified portfolios. MFS provides a variety of products in each asset class as well as a family of asset allocation funds. These asset allocation portfolios cover a range from conservative to moderate, growth, and aggressive growth allocations, each with a strategy based on a distinct level of risk. We recommend developing a comprehensive financial plan with an investment advisor who is familiar with your risk tolerance, your individual goals, and your financial situation.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.


Respectfully,

/s/ Robert J. Manning

Robert J. Manning
Chief Executive Officer and Chief Investment Officer
MFS Investment Management
Investment Advisor to the MFS(R)/Sun Life Series Trust

January 14, 2005

Asset allocation and diversification can not guarantee a profit or protect against a loss. The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

(1)  Source: Watson Wyatt
(2) "Determinants of Portfolio Performance," in Financial Analysts Journal, January/February 1995, by Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower
(3)  Source: Greenwich Associates
(4)  Source: Hewitt Associates
(5)  Source: Lipper Inc.

MARKET ENVIRONMENT

In 2004, many measures of global economic growth, including employment and corporate spending, continued to improve, although we feel that record high oil prices, rising short-term interest rates in the U.S., a decline in the value of the U.S. dollar against most major currencies, as well as geopolitical uncertainty impacted markets. Going into the last quarter of 2004, oil prices pulled back from their record levels, and in our view, investors seemed to recognize that corporate profits and economic growth were up considerably for the year.

MANAGEMENT REVIEW

CAPITAL OPPORTUNITIES SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 12.80%, while Service Class shares provided a total return of 12.52%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 10.87% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities of companies which the series' investment advisor, MFS, believes possess favorable growth opportunities and attractive valuations based on current and expected cash flow.

CONTRIBUTORS TO PERFORMANCE

The series' best performing sectors over the period were utilities and communications, basic materials, and health care. Stock selection played the major role in these sectors' relative performance. Our overweighted position in the utilities and communications sector also helped relative results. Our holdings in telecom service providers AT&T Wireless* and Sprint Corp. were strong drivers of the series' relative returns for the period. AT&T Wireless* was acquired by Cingular* during the period.

In the basic materials sector, our positions in packaging company Owens-Illinois and Brazilian mining firm Companhia Vale do Rio Doce, both not held in the S&P 500 Index, aided relative returns for the period. Our underweighted position in weak performing health care company Pfizer also boosted relative returns. In the technology sector our avoidance of semiconductor giant Intel Corp. positively impacted series performance relative to the index.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure, technology, and retailing sectors negatively impacted relative performance for the period. Our overweighted positions in the weak performing technology and leisure sectors also held back results.

In the leisure sector, our position in media company Viacom hurt relative performance. Our holdings in retail drug store Rite Aid Corp. also detracted from the series' performance. Maintaining positions in PMC-Sierra and Nortel Networks, both technology companies, also held back performance relative to the index. Elsewhere in the portfolio, our position in weak performing Tenet Healthcare Corp. and not holding Exxon Mobil Corp. hampered relative results.

* Stock was not held in the portfolio at period end.

CORE EQUITY SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 14.63%, while Service Class shares provided a total return of 14.29%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 10.87% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500 Index). The series seeks to provide long-term growth of capital. The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities of companies which the series' investment adviser, MFS, believes to have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow, with emphasis on companies with market capitalizations in excess of $2 Billion.

CONTRIBUTORS TO PERFORMANCE

The series' best performing sectors over the period were basic materials, utilities and communications, and technology. Stock selection in all three sectors was the major contributor to relative performance.

Our positions in basic materials companies Lyondell Chemical Co., and Companhia Vale do Rio Doce, both not held in the S&P 500 Index, were strong drivers of relative outperformance. In utilities and communications our position in telecom giant Sprint Corp. also aided relative returns. In the technology sector our underweighted position in poor performing Intel Corp* positively impacted performance relative to the index. Holding Marvell Technology Group, a data storage and communications provider, benefited

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relative performance as well. The single largest contributor to out-performance was our avoidance of poor performing pharmaceutical company Pfizer.

DETRACTORS FROM PERFORMANCE

On the negative side, stock selection in the special products and services, and financial services sectors negatively impacted performance relative to the index for the year.

Although the financial services sector was our top detracting sector overall no individual securities made our list of top detractors.

Within the special products and services sector, our overweighted position in post-secondary education firm Corinthian Colleges* was the largest single detractor within the sector. Elsewhere in the series, notable underperformers included positions in health care companies Cyberonics Inc., and Tenet Healthcare Corp, as well as retail chains Rite Aid Corp.* and Hot Topic Inc*. Our position in the poor-performing media company Clear Channel Communications*, also held back relative results.

The series' cash position held back relative performance. As with nearly all portfolios, this series holds some cash to buy new holdings and to provide liquidity. In a period when equity markets -- as measured by the S&P 500 Index -- rose, holding any cash hurt relative performance. The index does not have a cash position.

* Stock was not held in the portfolio at period end.

INTERNATIONAL GROWTH SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 18.94%, while Service Class shares provided a total return of 18.58%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 16.48% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Growth Index (the MSCI Growth Index). These returns also compare with a return of 20.70% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, the former benchmark of the series. The series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of foreign, including emerging market, issuers.

CONTRIBUTORS TO PERFORMANCE

Stock selection and, to a lesser extent, our overweight position in the financial services sector boosted relative results for the period. OTP Bank and Bank Rakyat, two companies not held in the MSCI EAFE Growth Index, were among the series' overall top contributors to relative performance. Stock selection in the retail and consumer staples sectors also positively impacted relative returns.

Elsewhere in the series, our positions in Latin American wireless company America Movil, and in media giant Grupo Televisa boosted relative returns. Our relative positioning in integrated oil concern, BP, proved beneficial as the stock outperformed for the year.

DETRACTORS FROM PERFORMANCE

Stock selection in the health care, industrial goods and services, and transportation sectors was the major factor holding back relative performance for the period. Our avoidance of strong performing pharmaceutical company Aventis hurt relative results. In the technology sector, our holdings in Seiko Epson and Wolfson Microelectronics* detracted from performance as well.

Stocks in other sectors that hampered relative performance included optical lens maker Tamron Co.* and our underweighted position in strong performing Total S.A., an integrated oil company.

* Stock was not held in the portfolio at period end.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 9.61%, while Service Class shares provided a total return of 9.36%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 6.30% over the same period for the series' benchmark, the Russell 1000 Growth Index (the Russell Index). The series seeks to provide long-term growth of capital and future income rather than current income. The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities, of companies which MFS believes offer better than average prospects for long term-growth. The series may invest in foreign securities through which it may have exposure to foreign currencies.

CONTRIBUTORS TO PERFORMANCE

Positioning in the health care, technology, and industrial goods and services sectors boosted the portfolio's performance relative to its benchmark. Stock selection in health care was the strongest contributor in this regard. Underweighting Pfizer and avoiding Merck significantly helped results as both stocks underperformed.

Stock selection was likewise supportive in technology. Here, underweighting semiconductor giant Intel* while focusing on anti-virus software concern Symantec and digital and mixed-signal integrated circuit maker Marvell Technology (not an index constituent) helped portfolio performance. Among industrial goods and services, Tyco International (not an index constituent) was a particularly strong contributor.

Elsewhere in the portfolio, holdings in cruise line operator Carnival Corporation, agricultural biotech company Monsanto, and discount retailer Target Corp. helped portfolio performance. Largely avoiding Coca-Cola, which finished the period lower, also added to relative results.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure and financial services sectors detracted from relative results. In leisure, continued anemic radio advertising spending weighed on our holdings in Viacom, Inc. and Clear Channel Communications. At the same time, we failed to participate in coffee purveyor Starbucks Corp's strong appreciation. Although our positioning in the financial services sector was detrimental to performance, no stocks within the group were among the series' overall top detractors.

Although our technology positioning was a net positive, our decision to underweight Qualcomm* was the largest single headwind to performance. Other names in this group which disappointed during the period include IAC/InterActive Corp, VERITAS Software, and Red Hat, Inc.

Other negative contributors included our decision not to own strong performing managed care provider UnitedHealth Group and home improvement retailer Home Depot (both index constituents which outperformed).

The series' cash position also held back relative performance. As with nearly all portfolios, this series holds some cash to buy new holdings and provide liquidity. In a period when the growth equity markets -- as

                                        3
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measured by the Russell 1000 Growth Index -- rose measurably, the series' cash position hurt results.

* Stock was not held in the portfolio at period end.

MID CAP VALUE SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 22.10%, while Service Class shares provided a total return of 21.75%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 23.71% over the same period for the series' benchmark, the Russell Mid Cap Value Index (the Russell Index). The series seeks capital appreciation. The series invests, under normal market conditions, at least 80% of its net assets in equity securities of all types, on companies with medium market capitalizations that the series' advisor, MFS, believes are undervalued in the market relative to their long-term potential.

CONTRIBUTORS TO PERFORMANCE

The series' best performing sectors over the period were energy, utilities and communication, and health care. Stock selection in all three sectors was the major contributor to relative performance. An overweighted position in energy was also a strong contributor to the series' relative performance. Energy stocks Smith International*, EOG Resources*, and Range Resources boosted the series' results as these stocks posted strong absolute and relative returns for the period.

In the utilities and communications sector, our positions in Sprint Corp.*, Spectrasite*, and America Tower* contributed to relative performance. Our holdings of strong performing health care company Fisher Scientific* also aided results.

Stocks in other sectors that contributed to the series' relative returns for the period include Lyondell Chemical and packaging company Owens-Illinois.

DETRACTORS FROM PERFORMANCE

A combination of stock selection and an overweighted position in the technology sector detracted from the series' performance relative to the index. Holdings of Agere Systems* and Ascential Software* held back relative returns. Not owning strong performing Apple Computer also dampened results.

Stock selection in the retailing sector also hurt relative performance for the period. Our position in drug store chain Rite Aid detracted from the series' relative returns. Stocks in other sectors that hampered results during the period included utilities and communications companies IDT Corp. and our significantly underweighted position in TXU. Our holdings in auto parts company Hayes Lemmerz International*, broadcasting firm Cox Radio, Netbank Inc.*, and Furniture Brands International* also detracted from the series' results.

* Stock was not held in the portfolio at period end.

NEW DISCOVERY SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 7.49%, while Service Class shares provided a total return of 7.22%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 14.31% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of emerging growth companies.

DETRACTORS FROM PERFORMANCE

Over the 12-month period, stocks in the health care, energy, industrial goods and services, and special products and services sectors were the largest detractors relative to the series' benchmark, the Russell 2000 Growth Index.

In health care, stock selection and, to a lesser extent, a slightly overweighted position in the sector held back results. Not holding strong performer OSI Pharmaceuticals, and holding lackluster performers Medicis Pharmaceuticals and CTI Molecular Imaging* detracted from relative results.

In both industrials goods and services and special products and services, stock selection detracted from relative results. Post-secondary education firm Career Education and internet-based job skills training provider SkillSoft*, were among the portfolio's top overall detractors. Our underweighted position in the strong-performing energy sector also held back relative results, although no individual energy companies were among the series' top detractors.

Securities in other sectors that detracted from relative performance included our relative positions in technology stocks PMC-Sierra, Powerwave Technologies*, At Road Inc.*, and Applied Films. All four stocks underperformed the Russell 2000 Growth Index.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications, autos and housing, and retailing sectors boosted relative results for the period. All three sectors contained some of the series' better performing positions.

In the utilities and communications sector, communications equipment manufacturer Andrew Corp.*, and communications signal tower provider SpectraSite were among the series' top contributors. In the autos and housing sector, our relative positioning in Eagle Materials aided relative returns. Our holdings in strong-performing retailer PETsMART* also contributed to the series' relative performance.

In the technology sector, software developer Open Text*, e-commerce outsourcing solutions provider Digital River*, and antivirus software developer McAfee* contributed to relative performance. While health care was one of the largest detractors from relative performance, Aspect Medical Systems was a top overall contributor.

* Stock was not held in the portfolio at period end.

RESEARCH INTERNATIONAL SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 21.20%, while Service Class shares provided a total return of 20.96%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 20.70% over the same period for the series' benchmark, the MSCI EAFE Index. The series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of those securities, of foreign companies which the series' investment adviser, MFS, believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

                                        4
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CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services, energy, and consumer staples sectors boosted relative performance for the period. Several of our financial services positions, such as OTP Bank and Erste Bank, posted strong absolute returns and were among the leading individual contributors to relative performance.

In the energy sector, our overweighted positions in strong-performing Hungarian oil and gas company MOL Magyar and Tenaris S.A.*, a global manufacturer of seamless steel pipes used in the oil and gas industry, aided relative returns. Our relative positioning in global tobacco company Altadis S.A. also contributed to strong results.

Stocks in other sectors that contributed to the series' relative results included Brazilian mining company Companhia Vale Do Rio Doce, utilities companies America Movil S.A., Bharti Tele-Ventur, and Suez, as well as special products and services company Softbank Corp.

DETRACTORS FROM PERFORMANCE

Stock selection in the health care and leisure sectors held back relative performance for the period. Our positions in poor-performing pharmaceutical company AstraZeneca detracted from the series' relative results. In the leisure sector, our positions in Japan-based Tamron*, Round One*, and Star Cruises, none of which are held in the index, hurt relative returns.

Stocks in other sectors that detracted from the portfolio's relative performance included financial services companies Kookmin Bank*, Leopalace 21 Corp., and Takefuji Corp. Our relative holdings in Funai Electric and easyJet also hurt results during the period.

During the reporting period, the total impact of currency movements was a detractor to performance relative to the benchmark. The base currency of the series is the U.S. dollar and the performance of the series and its benchmark is presented in terms of this currency. Nevertheless, specific holdings of the series and benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the series and the benchmark to foreign currency movements may differ, from time to time, these movements may have a material impact on relative performance.

The series' cash position detracted from relative performance over the period. As with nearly all portfolios, this series holds some cash to buy new holdings and to provide liquidity. In a period when international equity markets -- as measured by the MSCI EAFE Index -- rose, holding any cash hurt relative performance. The index does not have a cash position.

* Stock was not held in the portfolio at period end.

STRATEGIC GROWTH SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 6.82%, while Service Class shares provided a total return of 6.58%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 6.30% over the same period for the series' benchmark, the Russell 1000 Growth Index (the Russell Index). The series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, bonds, warrants, or rights convertible into stock and depositary receipts for these securities, of companies which the series' investment adviser, MFS, believes offer superior prospects for growth.

CONTRIBUTORS TO PERFORMANCE

Health care, industrial goods and services, and utilities and communications were the top performing sectors over the period. Stock selection in the health care sector contributed strongly to relative performance. In industrial goods and services and utilities and communications, a combination of stock selection and our overweighted positions contributed to relative results.

In health care our underweighted position in poor performing Pfizer and not holding Merck were the major contributors to relative performance within the sector.

In industrial goods and services our position in Tyco International added to relative results as that stock posted solid gains over the period.

Although the technology sector as a whole did not contribute significantly to performance, several holdings within the sector were top contributors. Not holding poor performing semiconductor manufacturer Intel was the largest overall contributor to relative results. Our holdings of Marvell Technology and Symantec Corp.* added to relative results as did our overweighted position in Network Appliance, Inc.

Stocks in other areas that aided relative results included our holdings of cruise lines operator Carnival Corporation and America Movil, the largest provider of wireless communications in Latin America. Also, not holding Coca-Cola contributed to relative results as that stock performed poorly over the period.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector and not participating in the strong performing energy sector detracted from relative results.

In the leisure sector our holdings of Clear Channel Communications and global entertainment conglomerate Viacom were detractors from performance.

In technology the series' overweighted positions in PMC Sierra, Red Hat Inc.*, ADTRAN Inc., Foundry Networks*, and Analog Devices detracted from relative results as those stocks performed poorly over the period. Not holding Qualcomm Inc., also in the technology sector, hurt relative results.

While health care was a strong contributing sector, not holding managed care provider UnitedHealth Group detracted from relative performance as the firm posted solid gains during the period.

The series' cash position also detracted from relative performance. As with nearly all portfolios, this series holds some cash to buy new holdings and provide liquidity. In a period when growth equity markets, as represented by the Russell 1000 Growth Index, rose measurably, holding any cash hurt performance against our benchmark, which has no cash position.

* Stock was not held in the portfolio at period end.

STRATEGIC VALUE SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 18.05%, while Service Class shares provided a total return of 17.77%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 16.49% over the same period for the series' benchmark, the Russell 1000 Value Index (the Russell Index). The series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of those companies, which the series' investment adviser, MFS, believes are undervalued in the market relative to their long-term potential.

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CONTRIBUTORS TO PERFORMANCE

The series' best relative performing sectors over the period were utilities and communications, basic materials, and energy. All three sectors contained some of our better performing positions.

In both utilities and communications, and basic materials, stock selection aided results. AT&T Wireless*, Sprint Corp., and electric power provider TXU* were among the series' top overall contributors. In basic materials, glass container manufacturer Owens-Illinois, and Brazilian iron ore miner Companhia Vale Do Rio Doce, were top overall contributors. In the energy sector, Noble Corporation, GlobalSantaFe, and BJ Services aided relative results. All three companies are involved in various aspects of the oil drilling process.

In the industrial goods and services sector, overweighting manufacturing conglomerate Tyco International contributed to relative results. Not holding poor performing technology company Hewlett-Packard also aided results.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure and retailing sectors detracted from performance relative to the Russell 1000 Value Index, the series' benchmark. In the leisure sector our position in media conglomerate Viacom held back results. In retailing, drugstore chain operator Rite Aid was among the series' top overall detractors.

Elsewhere, an overweighted position in the poor-performing healthcare sector held back results. At the stock level, Merck and Tenet Healthcare were among the top overall detractors.

In the energy group, not holding Exxon Mobil, held back results. The series missed the significant run up in the stock's price over the period. Stocks in other sectors that detracted from relative results included Nortel Networks, Calpine, and Mellon Financial, from the technology, utilities and communications, and financial services sectors, respectively.

* Stock was not held in the portfolio at period end.

TECHNOLOGY SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 2.44%, while Service Class shares provided a total return of 1.97%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 2.91% over the same period for the series' benchmark, the Goldman Sachs Technology Index (the Technology Index). The series seeks capital appreciation. The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of those companies, that the series' investment adviser, MFS, believes have above average growth potential and will benefit from technological advances and improvements.

DETRACTORS FROM PERFORMANCE

Over the 12-month period, stocks in the computer software, and personal computers and peripherals industries were the largest detractors relative to the series' benchmark, the Goldman Sachs Technology Index. Stock selection within each industry was the major detractor to relative performance.

In computer software our positions in Veritas Software* and Red Hat, Inc.* detracted from relative results as those stocks performed poorly.

In the personal computer and peripherals industry Lexmark International Inc. was a drag on performance relative to the benchmark.

Though the electronics industry was our top performing industry several companies within it were disappointments. Vishay Intertechnology*, Integrated Circuit Systems, Agere Systems* and Applied Films Corporation* (not a constituent of the index) detracted from relative results as their stock prices decreased in value over the period.

In network and telecommunications, results were held back by our holdings in underperforming Nortel Networks. Conversely, our underexposure to strong performer Yahoo detracted from results.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the electronics, internet and business services industries added to relative performance.

In electronics our underweighted position in Intel aided results as that stock performed poorly over the period. Our relative positioning in Marvell Technology added to results as that stock nearly doubled over the period.

In the internet industry our position in Digital River* aided relative results as that stock performed well over the period.

In the business services industry our position in Alliance Data Systems also helped.

Stocks in other industries that helped performance relative to the benchmark included F5 Networks*, Akamai Technologies*, Netscreen Technologies* and America Movil* the largest provider of wireless communications in Latin America. An underweight position in Cisco Systems also aided results, as the stock lagged the benchmark over the period.

* Stock was not held in the portfolio at period end.

VALUE SERIES
For the year ended December 31, 2004, Initial Class shares of the series provided a total return of 15.52%, while Service Class shares provided a total return of 15.18%. These returns do not reflect any applicable contract or surrender charges. These compare with a return of 16.49% over the same period for the series' benchmark, the Russell 1000 Value Index (the Russell Index). The series seeks capital appreciation and reasonable income. The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the series' investment adviser, MFS, believes are undervalued in the market relative to their long term potential.

DETRACTORS FROM PERFORMANCE

Stock selection in the financial services, leisure and retailing sectors detracted from relative performance.

In financial services, Fannie Mae, Mellon Financial and Saint Paul Travelers Inc.* held back results during the period.

In the leisure sector our positions in poor performing media conglomerate Viacom and newspaper publisher Tribune dampened relative results.

The retailing sector as a whole detracted from relative returns, but no individual securities from the sector were among the series' top detractors.

Stocks in other sectors that hurt performance included our underweight position in relative outperformer Exxon Mobil, and our holding of poor performing global pharmaceutical firm Pfizer. We also chose to overweight International Paper and Union Pacific Corp. Both stocks performed poorly during the period.

The series' cash position also detracted from relative performance. As with nearly all portfolios, this series holds some cash to buy new holdings and provide liquidity. In a period when value equity markets -- as represented by the Russell 1000 Value Index -- rose measurably, holding any cash hurt performance against our benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

The series' most significant contributors to relative performance over the period were utilities and communications, technology and basic materials. Stock selection in the utilities and communications sector was a major contributor to relative performance. In the technology and basic materials sectors a combination of allocation and selection added to the series' results.

In the utilities and communications sector, our holdings in power producer TXU aided relative performance as the stock more than doubled over the period. Our position in global communications provider Sprint Corp. also contributed to relative results.

In the technology sector our underweighting of Hewlett-Packard helped the series' performance, as the stock underperformed the benchmark.

In the basic materials sector Monsanto and Swiss agricultural firm Syngenta boosted relative results.

Elsewhere, our underexposure to Merck contributed to results. Our position in consumer staples stock Archer Daniels Midland was also helpful to relative performance as the stock performed well over the period.

* Stock was not held in the portfolio at period end.


The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS/Sun Life series. References to specific securities are not recommendations of such securities, and may not be representative of any MFS/Sun Life series' current or future investments.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

[CHART]

PORTFOLIO COMPOSITION -- CAPITAL OPPORTUNITIES SERIES

PORTFOLIO STRUCTURE

Stocks                                       98.7%
Cash & Other Net Assets                       1.3%

TOP TEN HOLDINGS

Microsoft Corp.                               3.0%
Johnson & Johnson                             3.0%
Wyeth                                         2.9%
Viacom Inc.                                   2.9%
Sprint Corp. (FON Group)                      2.6%
Verizon Communications                        2.3%
Comcast Corp.                                 2.2%
Merck & Co. Inc.                              1.9%
Nokia Corp.                                   1.8%
J.P. Morgan Chase & Co.                       1.8%

SECTOR WEIGHTINGS

Technology                                   19.0%
Health Care                                  17.7%
Financial Services                           13.9%
Leisure                                      11.8%
Utilities & Communications                    9.5%
Retailing                                     6.3%
Industrial Goods & Services                   4.6%
Energy                                        4.3%
Consumer Staples                              4.1%
Basic Materials                               4.1%
Special Products & Services                   1.8%
Transportation                                1.6%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- CORE EQUITY SERIES

PORTFOLIO STRUCTURE

Stocks                                       98.4%
Cash & Other Net Assets                       1.6%

TOP TEN HOLDINGS

General Electric Co.                          3.3%
Exxon Mobil Corp.                             3.2%
Freddie Mac                                   3.1%
Wyeth                                         2.7%
Bank of America Corp.                         2.4%
Target Corp.                                  2.1%
American International Group, Inc.            2.0%
Kohl's Corp.                                  2.0%
Lockheed Martin Corp.                         1.9%
PepsiCo, Inc.                                 1.9%

SECTOR WEIGHTINGS

Financial Services                           19.4%
Technology                                   14.5%
Health Care                                  12.5%
Industrial Goods & Services                   7.5%
Consumer Staples                              7.3%
Energy                                        7.0%
Retailing                                     7.0%
Utilities & Communications                    6.6%
Basic Materials                               5.7%
Leisure                                       4.8%
Special Products & Services                   2.9%
Transportation                                1.8%
Autos & Housing                               1.4%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- INTERNATIONAL GROWTH SERIES

PORTFOLIO STRUCTURE

Stocks                                       98.4%
Cash & Other Net Assets                       1.1%
Preferred Stock                               0.5%

TOP TEN HOLDINGS

Vodafone Group PLC                            4.4%
Roche Holdings AG                             2.4%
Sanofi-Aventis S.A                            2.0%
TOTAL S.A                                     1.9%
Nestle S.A                                    1.8%
UBS AG                                        1.7%
AstraZeneca PLC                               1.6%
News Corp., Inc.                              1.6%
America Movil S.A. de C.V                     1.6%
Housing Development Finance Corp. Ltd.        1.5%

SECTOR WEIGHTINGS

Financial Services                           21.0%
Utilities & Communications                   13.0%
Consumer Staples                              9.5%
Health Care                                   9.0%
Technology                                    8.5%
Leisure                                       8.2%
Retailing                                     7.6%
Basic Materials                               5.4%
Energy                                        4.9%
Industrial Goods & Services                   4.6%
Autos & Housing                               3.5%
Special Products & Services                   3.4%
Transportation                                0.3%

COUNTRY WEIGHTINGS

Great Britain                                23.3%
Japan                                        17.5%
France                                        8.9%
Switzerland                                   7.4%
Mexico                                        5.7%
Sweden                                        4.0%
Spain                                         3.7%
Canada                                        3.2%
South Korea                                   3.2%
Other                                        23.1%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- MASSACHUSETTS INVESTORS GROWTH STOCK SERIES

PORTFOLIO STRUCTURE

Stocks                                       97.1%
Cash & Other Net Assets                       2.9%

TOP TEN HOLDINGS

Johnson & Johnson                             3.9%
Cisco Systems, Inc.                           2.9%
Dell, Inc.                                    2.9%
Microsoft Corp.                               2.7%
Wyeth                                         2.4%
Procter & Gamble Co.                          2.2%
Tyco International Ltd.                       2.0%
Target Corp.                                  2.0%
Abbott Laboratories                           1.9%
Genzyme Corp.                                 1.9%

SECTOR WEIGHTINGS

Technology                                   25.7%
Health Care                                  22.7%
Leisure                                      10.2%
Retailing                                     9.5%
Financial Services                            6.6%
Consumer Staples                              5.9%
Industrial Goods & Services                   5.1%
Special Products & Services                   3.3%
Transportation                                2.2%
Basic Materials                               1.8%
Utilities & Communications                    1.7%
Energy                                        1.4%
Autos & Housing                               1.0%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- MID CAP VALUE SERIES

PORTFOLIO STRUCTURE

Stocks                                       98.7%
Cash & Other Net Assets                       1.3%

TOP TEN HOLDINGS

Owens-Illinois, Inc.                          2.3%
Ameritrade Holding Corp.                      2.1%
Bowater Inc.                                  2.0%
Media General Inc.                            1.9%
GlobalSantaFe Corp.                           1.7%
Devon Energy Corp.                            1.6%
Hasbro Inc.                                   1.6%
Legg Mason Inc.                               1.5%
Endo Pharmaceuticals Holdings Inc.            1.5%
Conseco Inc.                                  1.5%

SECTOR WEIGHTINGS

Financial Services                           22.9%
Leisure                                      10.8%
Basic Materials                              10.1%
Health Care                                   9.7%
Energy                                        9.5%
Retailing                                     9.3%
Utilities & Communications                    6.4%
Technology                                    6.4%
Industrial Goods & Services                   4.2%
Autos & Housing                               3.6%
Special Products & Services                   2.9%
Consumer Staples                              1.9%
Transportation                                1.0%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- NEW DISCOVERY SERIES

PORTFOLIO STRUCTURE

Stocks                                       98.5%
Cash & Other Net Assets                       1.5%

TOP TEN HOLDINGS

Silicon Laboratories, Inc.                    2.7%
DSP Group, Inc.                               1.5%
Gen-Probe, Inc.                               1.5%
Cytyc Corp.                                   1.5%
Aspect Medical Systems, Inc.                  1.4%
Ariba, Inc.                                   1.3%
Ventana Medical Systems, Inc.                 1.3%
Medicis Pharmaceutical Corp.                  1.3%
Universal Technical Institute, Inc.           1.3%
WMS Industries, Inc.                          1.2%

SECTOR WEIGHTINGS

Health Care                                  22.8%
Technology                                   21.6%
Special Products & Services                  14.2%
Leisure                                       8.8%
Financial Services                            8.4%
Industrial Goods & Services                   6.2%
Retailing                                     6.2%
Energy                                        2.7%
Autos & Housing                               2.4%
Transportation                                1.7%
Basic Materials                               1.6%
Consumer Staples                              1.0%
Utilities & Communications                    0.9%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- RESEARCH INTERNATIONAL SERIES

PORTFOLIO STRUCTURE

Stocks                                       99.2%
Cash & Other Net Assets                       0.8%

TOP TEN HOLDINGS

Vodafone Group PLC                            2.3%
Seiko Epson Corp.                             2.3%
BP PLC, ADR                                   2.2%
Royal Bank of Scotland Group PLC              2.2%
Suez S.A                                      2.1%
Roche Holdings AG                             2.0%
SOFTBANK CORP                                 1.8%
UBS AG                                        1.8%
TOTAL S.A                                     1.8%
Deutsche Telekom AG                           1.7%

SECTOR WEIGHTINGS

Financial Services                           27.7%
Utilities & Communications                   12.9%
Health Care                                   8.2%
Energy                                        8.0%
Consumer Staples                              6.5%
Autos & Housing                               6.4%
Technology                                    6.1%
Leisure                                       5.6%
Industrial Goods & Services                   5.5%
Basic Materials                               5.5%
Retailing                                     3.5%
Special Products & Services                   2.4%
Transportation                                0.9%

COUNTRY WEIGHTINGS

Japan                                        23.2%
Great Britain                                20.5%
France                                       11.5%
Switzerland                                   6.7%
Germany                                       4.2%
South Korea                                   3.8%
Mexico                                        3.7%
Sweden                                        3.3%
Brazil                                        2.8%
Other                                        20.3%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- STRATEGIC GROWTH SERIES

PORTFOLIO STRUCTURE

Stocks                                       97.9%
Cash & Other Net Assets                       2.1%

TOP TEN HOLDINGS

Microsoft Corp.                               3.6%
Johnson & Johnson                             3.6%
Cisco Systems, Inc.                           3.2%
Dell, Inc.                                    3.0%
Wyeth                                         2.6%
Abbott Laboratories                           2.1%
Pepsico, Inc.                                 2.0%
Genzyme Corp.                                 2.0%
Procter & Gamble Co.                          2.0%
Medtronic, Inc.                               1.9%

SECTOR WEIGHTINGS

Technology                                   31.5%
Health Care                                  21.0%
Leisure                                      12.3%
Retailing                                     8.9%
Financial Services                            6.3%
Consumer Staples                              5.7%
Industrial Goods & Services                   4.0%
Special Products & Services                   3.7%
Transportation                                2.7%
Utilities & Communications                    1.8%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- STRATEGIC VALUE SERIES

PORTFOLIO STRUCTURE

Stocks                                       97.8%
Cash & Other Net Assets                       2.2%

TOP TEN HOLDINGS

Sprint Corp.                                  4.9%
Verizon Communications, Inc.                  4.3%
Viacom Inc., "B"                              3.7%
Merck & Co., Inc.                             3.6%
J.P. Morgan Chase & Co.                       3.5%
Nokia Corp., ADR                              3.3%
Comcast Corp., "Special A"                    3.2%
Wyeth                                         3.2%
Nortel Networks Corp.                         3.2%
Owens-Illinois, Inc.                          3.1%

SECTOR WEIGHTINGS

Financial Services                           20.6%
Utilities & Communications                   16.4%
Health Care                                  14.6%
Leisure                                      11.2%
Energy                                        8.1%
Basic Materials                               7.7%
Technology                                    7.2%
Industrial Goods & Services                   5.1%
Retailing                                     3.7%
Consumer Staples                              2.7%
Transportation                                0.5%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- TECHNOLOGY SERIES

PORTFOLIO STRUCTURE

Stocks                                       99.1%
Cash & Other Net Assets                       0.9%

TOP TEN HOLDINGS

Dell, Inc.                                    6.5%
Oracle Corp.                                  6.1%
eBay, Inc.                                    5.0%
Cisco Systems, Inc.                           4.7%
Yahoo!, Inc.                                  4.0%
Microsoft Corp.                               3.3%
Intel Corp.                                   3.2%
Apple Computer, Inc.                          2.4%
QUALCOMM, Inc.                                2.3%
Accenture Ltd., "A"                           2.2%

TOP FIVE EQUITY INDUSTRIES

Electronics                                  22.7%
Computer Software                            19.8%
Computer Systems                             14.3%
Network & Telecom                            14.1%
Business Services                            10.6%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

[CHART]

PORTFOLIO COMPOSITION -- VALUE SERIES

PORTFOLIO STRUCTURE

Stocks                                       98.7%
Cash & Other Net Assets                       1.3%

TOP TEN HOLDINGS

Bank of America Corp.                         3.9%
Citigroup, Inc.                               3.7%
Altria Group, Inc.                            2.7%
Goldman Sachs Group, Inc.                     2.6%
Fannie Mae                                    2.4%
Sun Trust Banks, Inc.                         2.3%
MetLife, Inc.                                 2.2%
Sprint Corp.                                  2.2%
ConocoPhillips                                2.2%
Johnson & Johnson                             1.9%

SECTOR WEIGHTINGS

Financial Services                           28.9%
Energy                                       10.8%
Consumer Staples                             10.7%
Utilities & Communications                   10.6%
Basic Materials                               9.6%
Health Care                                   7.8%
Industrial Goods & Services                   7.5%
Leisure                                       6.6%
Retailing                                     1.9%
Transportation                                1.6%
Special Products & Services                   1.3%
Autos & Housing                               0.8%
Technology                                    0.6%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the historical performance of each series in comparison to its benchmark(s). Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. (See Notes to Performance Summary.)

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT HOLDER WOULD PAY ON DISTRIBUTIONS OR REDEMPTION OF CONTRACT UNITS.

[CHART]

CAPITAL OPPORTUNITIES SERIES(1), (8), (10)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2004. Index information is from June 1, 1996.)

             CAPITAL OPPORTUNITIES      STANDARD & POOR'S 500
             SERIES - INITIAL CLASS     STOCK INDEX#
Jun-96       $               10,000     $              10,000
Dec-96       $               11,010     $              11,210
Dec-97       $               14,046     $              14,949
Dec-98       $               17,834     $              19,221
Dec-99       $               26,333     $              23,265
Dec-00       $               25,047     $              21,149
Dec-01       $               18,803     $              18,637
Dec-02       $               13,086     $              14,520
Dec-03       $               16,789     $              18,682
Dec-04       $               18,938     $              20,714

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                            1 YEAR     3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------
Cumulative Total Return                      +12.80%     +0.72%      -28.08%   +89.38%
Average Annual Total Return                  +12.80%     +0.24%       -6.38%    +7.73%

Service Class

                                            1 YEAR     3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------
Cumulative Total Return                      +12.52%     +0.04%     -28.67%    +87.82%
Average Annual Total Return                  +12.52%     +0.01%      -6.54%     +7.62%

COMPARATIVE BENCHMARKS

                                            1 YEAR     3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------
Average multi-cap core fund+                 +11.05%     +4.25%     +0.38%      +8.03%
Standard & Poor's 500 Stock Index#           +10.87%     +3.58%     -2.30%      +8.85%

* For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2004. Index information is from June 1, 1996.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

[CHART]

CORE EQUITY SERIES(1), (7), (8), (9), (10)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, May 12, 1997, through December 31, 2004. Index information is from May 1, 1997.)

             CORE EQUITY SERIES -       STANDARD & POOR'S 500
             INITIAL CLASS              STOCK INDEX#
May-97       $             10,000       $              10,000
Dec-97       $             11,020       $              12,255
Dec-98       $             13,459       $              15,757
Dec-99       $             14,564       $              19,073
Dec-00       $             15,015       $              17,338
Dec-01       $             13,377       $              15,279
Dec-02       $             10,514       $              11,903
Dec-03       $             13,443       $              15,316
Dec-04       $             15,410       $              16,981

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                            1 YEAR     3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------
Cumulative Total Return                      +14.63%    +15.20%     +5.81%     +54.10%
Average Annual Total Return                  +14.63%     +4.83%     +1.14%      +5.82%

Service Class

                                            1 YEAR     3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------
Cumulative Total Return                      +14.29%    +14.25%     +4.85%     +52.71%
Average Annual Total Return                  +14.29%     +4.54%     +0.95%      +5.70%

COMPARATIVE BENCHMARKS

                                            1 YEAR     3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------
Average multi-cap core fund+                 +11.05%     +4.25%     +0.38%      +7.81%
Standard & Poor's 500 Stock Index#           +10.87%     +3.58%     -2.30%      +7.15%

* For the period from the commencement of the series' investment operations, May 12, 1997, through December 31, 2004. Index information is from May 1, 1997.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

[CHART]

INTERNATIONAL GROWTH SERIES(1), (3), (7), (8), (9), (10)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2004. Index information is from June 1, 1996.)

             INTERNATIONAL GROWTH
             SERIES - INITIAL CLASS      MSCI EAFE GROWTH INDEX#   MSCI EAFE INDEX#
Jun-1996     $               10,000     $                 10,000   $         10,000
Dec-1996     $                9,830     $                 10,048   $         10,221
Dec-1997     $                9,668     $                 10,282   $         10,432
Dec-1998     $                9,856     $                 12,591   $         12,553
Dec-1999     $               13,329     $                 16,332   $         15,979
Dec-2000     $               12,290     $                 12,348   $         13,749
Dec-2001     $               10,335     $                  9,334   $         10,833
Dec-2002     $                9,107     $                  7,863   $          9,137
Dec-2003     $               12,628     $                 10,417   $         12,716
Dec-2004     $               15,019     $                 12,133   $         15,348

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                      +18.94%    +45.33%    +12.68%    +50.19%
Average Annual Total Return                  +18.94%    +13.27%     +2.42%     +4.86%

Service Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                      +18.58%    +44.36%    +11.81%    +49.03%
Average Annual Total Return                  +18.58%    +13.02%     +2.26%     +4.76%

COMPARATIVE BENCHMARKS

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
MSCI EAFE Growth Index#                      +16.48%     +9.14%     -5.77%     +2.28%
MSCI EAFE Index#                             +20.70%    +12.31%     -0.80%     +5.12%

* For the period from the commencement of the series' investment operations, June 3, 1996, through Decemeber 31, 2004. Index information is from June 1, 1996.
# Source: Standard & Poor's Micropal, Inc.
Note to Contract Owners: Effective April 5, 2004, we no longer use the MSCIEAFE Index as a benchmark because we believe the MSCIEAFE Growth Index better reflects the series' investment policies and objectives.

[CHART]

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES(1), (7), (10)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from May 1, 1998.)

             MASSACHUSETTS INVESTORS
             GROWTH STOCK SERIES -      RUSSELL 1000 GROWTH
             INITIAL CLASS              INDEX#
5/98         $                10,000    $            10,000
12/98        $                12,070    $            11,881
12/99        $                16,391    $            15,821
12/00        $                15,393    $            12,278
12/01        $                11,559    $             9,766
12/02        $                 8,317    $             7,043
12/03        $                10,262    $             9,138
12/04        $                11,248    $             9,714

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                       +9.61%     -2.69%    -31.38%    +12.48%
Average Annual Total Return                   +9.61%     -0.91%     -7.25%     +1.78%

Service Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                       +9.36%     -3.50%    -31.95%    +11.55%
Average Annual Total Return                   +9.36%     -1.18%     -7.41%     +1.66%

COMPARATIVE BENCHMARKS

                                             1 YEAR    3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Average large-cap growth fund+                +7.18%     -0.51%     -8.22%     +0.35%
Russell 1000 Growth Index#                    +6.30%     -0.18%     -9.29%     -0.43%

* For the period from the commencement of the series' investment operations, May 6, 1998 through December 31, 2004. Index information is from May 1, 1998.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004 relating to MFS' revenue sharing settlement with the Securities and Exchange Commission without which the performance would have been lower by approximately 0.13%.

[CHART]

MID CAP VALUE SERIES(1), (8), (10), (11), (12), (13), (14)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2004. Index information is from May 1, 2002.)

             MID CAP VALUE SERIES -     RUSSELL MIDCAP VALUE
             INITIAL CLASS              INDEX#
5/1/2002     $               10,000     $             10,000
1/12/2002    $                7,920     $              8,380
1/12/2003    $               10,474     $             11,570
1/12/2004    $               12,789     $             14,312

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                                  1 YEAR      LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                                            +22.10%    +27.89%
Average Annual Total Return                                        +22.10%     +9.65%

Service Class

                                                                  1 YEAR      LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                                            +21.75%    +27.35%
Average Annual Total Return                                        +21.75%     +9.47%

COMPARATIVE BENCHMARKS

                                                                  1 YEAR      LIFE*
------------------------------------------------------------------------------------
Average mid cap core fund+                                         +15.52%     +8.95%
Russell Mid Cap Value Index#                                       +23.71%    +14.39%

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2004. Index information is from May 1, 2002.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

[CHART]

NEW DISCOVERY SERIES(1), (2), (8), (10), (15)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from May 1, 1998.)

             NEW DISCOVERY SERIES -     RUSSELL 2000 GROWTH
             INITIAL CLASS              INDEX
May-98       $               10,000     $            10,000
Dec-98       $               10,620     $             8,993
Dec-99       $               17,019     $            12,868
Dec-00       $               17,077     $             9,982
Dec-01       $               16,203     $             9,061
Dec-02       $               10,786     $             6,319
Dec-03       $               14,593     $             9,386
Dec-04       $               15,685     $            10,729

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                       +7.49%     -3.19%     -7.84%    +56.85%
Average Annual Total Return                   +7.49%     -1.08%     -1.62%     +7.00%

Service Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                       +7.22%     -3.98%     -8.65%    +55.47%
Average Annual Total Return                   +7.22%     -1.34%     -1.79%     +6.86%

COMPARATIVE BENCHMARKS

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Average small-cap growth fund+               +10.65%     +3.85%     -1.82%     +3.98%
Russell 2000 Growth Index#                   +14.31%     +5.79%     -3.57%     +1.06%

* For the period from the commencement of the series' investment operations, May 6, 1998 through December 31, 2004. Index information is from May 1, 1998.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

[CHART]

RESEARCH INTERNATIONAL SERIES(1), (3), (8), (10)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from May 1, 1998.)

             RESEARCH INTERNATIONAL
             SERIES - INITIAL CLASS     MSCI EAFE INDEX
5/1/98       $               10,000     $        10,000
12/1/98      $                9,420     $        10,399
12/1/99      $               14,595     $        13,237
12/1/2000    $               13,434     $        11,390
12/1/2001    $               11,049     $         8,974
12/1/2002    $                9,785     $         7,569
12/1/2003    $               13,098     $        10,534
12/1/2004    $               15,874     $        12,714

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                      +21.20%    +43.67%     +8.77%    +58.74%
Average Annual Total Return                  +21.20%    +12.84%     +1.69%     +7.19%

Service Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                      +20.96%    +42.55%     +7.81%    +57.35%
Average Annual Total Return                  +20.96%    +12.54%     +1.52%     +7.05%

COMPARATIVE BENCHMARKS

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Average international core+                  +17.94%    +10.10%     -2.32%     +3.09%
MSCI EAFE Index#                             +20.70%    +12.31%     -0.80%     +3.67%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from May 1, 1998.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

[CHART]

STRATEGIC GROWTH SERIES(1), (7), (8), (10), (15)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2004. Index information is from November 1, 1999.)

             STRATEGIC GROWTH SERIES    RUSSELL 1000 GROWTH
             - INITIAL CLASS            INDEX#
Oct-99       $                10,000    $            10,000
Dec-99       $                12,130    $            11,636
Dec-00       $                10,918    $             9,027
Dec-01       $                 8,227    $             7,183
Dec-02       $                 5,754    $             5,180
Dec-03       $                 7,338    $             6,721
Dec-04       $                 7,839    $             7,145

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                      +6.82%      -4.72%    -35.38%    -21.61%
Average Annual Total Return                  +6.82%      -1.60%     -8.36%     -4.60%

Service Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                      +6.58%      -5.47%    -35.88%    -22.23%
Average Annual Total Return                  +6.58%      -1.86%     -8.51%     -4.74%

COMPARATIVE BENCHMARKS

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Average large-cap growth fund+               +7.18%      -0.51%     -8.22%     -4.83%
Russell 1000 Growth Index#                   +6.30%      -0.18%     -9.29%     -6.30%

* For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2004. Index information is from November 1, 1999.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

[CHART]

STRATEGIC VALUE SERIES(1), (6), (8), (10), (11), (12), (15)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2004. Index information is from May 1, 2002.)

             STRATEGIC VALUE SERIES -
             INITIAL CLASS              RUSSELL 1000 VALUE INDEX
5/2002       $                 10,000   $                 10,000
12/2002      $                  7,900   $                  8,404
12/2003      $                 10,068   $                 10,928
12/2004      $                 11,884   $                 12,730

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                                  1 YEAR      LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                                            +18.05%    +18.84%
Average Annual Total Return                                        +18.05%     +6.68%

Service Class

                                                                  1 YEAR      LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                                            +17.77%    +18.17%
Average Annual Total Return                                        +17.77%     +6.45%

COMPARATIVE BENCHMARKS

                                                                  1 YEAR      LIFE*
------------------------------------------------------------------------------------
Average multi-cap value funds+                                     +14.39%     +7.85%
Russell 1000 Value Index#                                          +16.49%     +9.47%

* For the period from the commencement of the series' investment operations, May 1, 2002 through December 31, 2004. Index information is from May 1, 2002.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

[CHART]

TECHNOLOGY SERIES(1), (2), (4), (5), (7), (8), (10), (14), (15)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2004. Index information is from July 1, 2000.)

             TECHNOLOGY SERIES -        GOLDMAN SACHS TECHNOLOGY
             INITIAL CLASS              INDEX
06/2000      $            10,000        $                 10,000
12/2000      $             8,540        $                  5,884
12/2001      $             5,221        $                  4,204
12/2002      $             2,820        $                  2,511
12/2003      $             4,101        $                  3,872
12/2004      $             4,201        $                  3,985

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                                       1 YEAR     3 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                                  +2.44%    -19.54%    -57.99%
Average Annual Total Return                              +2.44%     -6.99%    -17.37%

Service Class

                                                       1 YEAR     3 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                                  +1.97%    -20.50%    -58.49%
Average Annual Total Return                              +1.97%     -7.36%    -17.59%

COMPARATIVE BENCHMARKS

                                                       1 YEAR     3 YEARS     LIFE*
------------------------------------------------------------------------------------
Average specialty/miscellaneous fund+                   +15.47%     +8.38%     +6.33%
Goldman Sachs Technology Index#                          +2.91%     -1.77%    -18.49%

* For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2004. Index information is from July 1, 2000.
+ Source: Lipper Inc.
# Source: Bloomberg L.P.
The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

[CHART]

VALUE SERIES(1), (8), (9), (11)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from May 1, 1998.)

             VALUE SERIES - INITIAL     RUSSELL 1000 VALUE
             CLASS                      INDEX#
May-98       $               10,000     $           10,000
Dec-98       $               10,500     $           10,287
Dec-99       $               11,239     $           11,043
Dec-00       $               14,640     $           11,817
Dec-01       $               13,548     $           11,157
Dec-02       $               11,707     $            9,425
Dec-03       $               14,671     $           12,255
Dec-04       $               16,948     $           14,277

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2004

Initial Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                      +15.52%    +25.10%    +50.79%    +69.48%
Average Annual Total Return                  +15.52%     +7.75%     +8.56%     +8.25%

Service Class

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Cumulative Total Return                      +15.18%    +24.23%    +49.50%    +68.04%
Average Annual Total Return                  +15.18%     +7.50%     +8.38%     +8.11%

COMPARATIVE BENCHMARKS

                                            1 YEAR     3 YEARS    5 YEARS     LIFE*
------------------------------------------------------------------------------------
Average equity income fund+                  +12.81%     +6.06%     +4.17%     +4.31%
Russell 1000 Value Index#                    +16.49%     +8.57%     +5.27%     +5.49%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2004. Index information is from May 1, 1998
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

The performance shown reflects a non-recurring accrual made to the series on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, except for Mid Cap Value Series and Strategic Value Series, whose Service Class shares have an inception date of May 1, 2002, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower had Service Class shares been outstanding for the entire period.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. For performance that reflects the deduction of fees and charges imposed by insurance company separate accounts, visit sunlife-usa.com.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the series' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

INDEX DEFINITIONS

GOLDMAN SACHS TECHNOLOGY INDEX--measures technology stocks.

MSCI EAFE GROWTH INDEX--a free float-adjusted market capitalization index that is designed to measure developed market growth equity performance, excluding the U.S. and Canada.

MSCI EAFE INDEX--a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

RUSSELL 1000 GROWTH INDEX--measures large-cap U.S. growth stocks.

RUSSELL 1000 VALUE INDEX--measures large-cap U.S. value stocks.

RUSSELL 2000 GROWTH INDEX--measures U.S. small-cap growth stocks.

RUSSELL MIDCAP VALUE INDEX--measures U.S. mid-cap value stocks.

S&P 500 STOCK INDEX--a capitalization-weighted index of 500 widely held stocks designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

KEY RISK CONSIDERATIONS

(1) The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.
(2) The portfolio may invest in small-, mid-sized, or emerging companies, which are susceptible to greater risk than is customarily associated with investing in more established companies.
(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.
(4) The portfolio focuses on companies in a limited number of sectors or industries making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors or industries than a portfolio that invests more broadly.
(5) The portfolio may invest a relatively high percentage of its assets in a small number of issuers or even in a single issuer. This makes the portfolio's value more sensitive to developments associated with the issuer and the overall market.
(6) The portfolio may invest in high yield or lower-rated securities, which may provide greater returns but are subject to greater-than-average risk.
(7) Prices of growth company securities held by the portfolio may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.
(8) Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

(9) Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the portfolio's value may not rise as much as the value of portfolio that emphasize smaller cap companies.
(10) The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the portfolio's performance.
(11) Prices of securities react to the economic condition of the company that issued the security. The portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on itsbelief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.
(12) The fixed income securities purchased by the portfolio may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the portfolio's performance.
(13) Prices of value company securities held by the portfolio may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value company securities may not rise as expected or may fall. Investments in medium-capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.
(14) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.
(15) The portfolio utilizes short sales as an investment technique and will suffer a loss if it sells a security short and the value of that security rises. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

     The portfolios' values will vary daily in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a portfolio dedicates to stocks, generally the more volatile the portfolios' values will be. Bond prices will decline when interest rates rise and will increase when interest rates fall. Many bonds also carry credit risk, which is the risk that issuers may fail to make timely principal or interest payments. In addition, bonds with longer maturity dates will be subject to greater price fluctuations than those with shorter maturity periods. However, stocks historically have outperformed bonds over time. Please see the prospectus for further information regarding these and other risk considerations.

EXPENSE TABLE
SERIES EXPENSES BORNE BY THE SHAREHOLDERS DURING THE PERIOD,
JULY 1, 2004 THROUGH DECEMBER 31, 2004

As a shareholder of the series, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES
The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
CAPITAL                       EXPENSE        VALUE        VALUE        DURING PERIOD**
OPPORTUNITIES SERIES           RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          0.84%   $    1,000   $    1,088   $               4.42
  Hypothetical*                   0.84%   $    1,000   $    1,021   $               4.28
Service Class
  Actual                          1.08%   $    1,000   $    1,088   $               5.68
  Hypothetical*                   1.08%   $    1,000   $    1,020   $               5.50

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
                              EXPENSE        VALUE        VALUE        DURING PERIOD**
CORE EQUITY SERIES             RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          0.88%   $    1,000   $    1,099   $               4.66
  Hypothetical*                   0.88%   $    1,000   $    1,021   $               4.48
Service Class
  Actual                          1.13%   $    1,000   $    1,098   $               5.98
  Hypothetical*                   1.13%   $    1,000   $    1,020   $               5.75

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
INTERNATIONAL                 EXPENSE        VALUE        VALUE        DURING PERIOD**
GROWTH SERIES                  RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          1.09%   $    1,000   $    1,139   $               5.88
  Hypothetical*                   1.09%   $    1,000   $    1,020   $               5.55
Service Class
  Actual                          1.34%   $    1,000   $    1,137   $               7.22
  Hypothetical*                   1.34%   $    1,000   $    1,018   $               6.82

                                           BEGINNING     ENDING
MASSACHUSETTS               ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
INVESTORS GROWTH              EXPENSE        VALUE        VALUE        DURING PERIOD**
STOCK SERIES                   RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          0.83%   $    1,000   $    1,067   $               4.32
  Hypothetical*                   0.83%   $    1,000   $    1,021   $               4.23
Service Class
  Actual                          1.08%   $    1,000   $    1,065   $               5.62
  Hypothetical*                   1.08%   $    1,000   $    1,020   $               5.50

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
                              EXPENSE        VALUE        VALUE        DURING PERIOD**
MID CAP VALUE SERIES           RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          0.99%   $    1,000   $    1,116   $               5.28
  Hypothetical*                   0.99%   $    1,000   $    1,020   $               5.04
Service Class
  Actual                          1.24%   $    1,000   $    1,114   $               6.61
  Hypothetical*                   1.24%   $    1,000   $    1,019   $               6.31

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
                              EXPENSE        VALUE        VALUE        DURING PERIOD**
NEW DISCOVERY SERIES           RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          0.99%   $    1,000   $    1,062   $               5.15
  Hypothetical*                   0.99%   $    1,000   $    1,020   $               5.04
Service Class
  Actual                          1.24%   $    1,000   $    1,060   $               6.44
  Hypothetical*                   1.24%   $    1,000   $    1,019   $               6.31

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
RESEARCH                      EXPENSE        VALUE        VALUE        DURING PERIOD**
INTERNATIONAL SERIES           RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          1.08%   $    1,000   $    1,153   $               5.86
  Hypothetical*                   1.08%   $    1,000   $    1,020   $               5.50
Service Class
  Actual                          1.33%   $    1,000   $    1,151   $               7.21
  Hypothetical*                   1.33%   $    1,000   $    1,019   $               6.77

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
STRATEGIC                     EXPENSE        VALUE        VALUE        DURING PERIOD**
GROWTH SERIES                  RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          0.88%   $    1,000   $    1,058   $               4.56
  Hypothetical*                   0.88%   $    1,000   $    1,021   $               4.48
Service Class
  Actual                          1.13%   $    1,000   $    1,057   $               5.86
  Hypothetical*                   1.13%   $    1,000   $    1,020   $               5.75

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
                              EXPENSE        VALUE        VALUE        DURING PERIOD**
STRATEGIC VALUE SERIES         RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          1.00%   $    1,000   $    1,115   $               5.33
  Hypothetical*                   1.00%   $    1,000   $    1,020   $               5.09
Service Class
  Actual                          1.25%   $    1,000   $    1,113   $               6.66
  Hypothetical*                   1.25%   $    1,000   $    1,019   $               6.36

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
                              EXPENSE        VALUE        VALUE        DURING PERIOD**
TECHNOLOGY SERIES              RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          1.00%   $    1,000   $    1,015   $               5.08
  Hypothetical*                   1.00%   $    1,000   $    1,020   $               5.09
Service Class
  Actual                          1.25%   $    1,000   $    1,012   $               6.34
  Hypothetical*                   1.25%   $    1,000   $    1,019   $               6.36

                                           BEGINNING     ENDING
                            ANNUALIZED      ACCOUNT      ACCOUNT        EXPENSES PAID
                              EXPENSE        VALUE        VALUE        DURING PERIOD**
VALUE SERIES                   RATIO       7/1/2004    12/31/2004    7/1/2004-12/31/2004
----------------------------------------------------------------------------------------
Initial Class
  Actual                          0.82%   $    1,000   $    1,115   $               4.37
  Hypothetical*                   0.82%   $    1,000   $    1,021   $               4.18
Service Class
  Actual                          1.07%   $    1,000   $    1,113   $               5.70
  Hypothetical*                   1.07%   $    1,000   $    1,020   $               5.45

 *   5% class return per year before expenses.

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
CAPITAL OPPORTUNITIES SERIES
STOCKS -- 98.7%

ISSUER                                                             SHARES           VALUE
AEROSPACE -- 1.3%
Lockheed Martin Corp.                                                  63,940   $    3,551,867
                                                                                --------------
AIRLINES -- 0.3%
Southwest Airlines Co.                                                 45,500   $      740,740
                                                                                --------------
APPAREL MANUFACTURERS -- 0.6%
Reebok International Ltd.                                              33,600   $    1,478,400
                                                                                --------------
BANKS & CREDIT COMPANIES -- 7.1%
American Express Co.                                                   37,800   $    2,130,786
Bank of America Corp.                                                  39,998        1,879,506
Citigroup, Inc.                                                        47,876        2,306,666
Freddie Mac                                                            44,320        3,266,384
J.P. Morgan Chase & Co.                                               123,810        4,829,828
MBNA Corp.                                                             27,410          772,688
Northern Trust Corp.^                                                  19,000          923,020
PNC Financial Services Group, Inc.                                     48,760        2,800,774
                                                                                --------------
                                                                                $   18,909,652
                                                                                --------------
BIOTECHNOLOGY -- 3.5%
Amgen, Inc.*                                                           27,250   $    1,748,087
Genentech, Inc.*                                                       12,800          696,832
Genzyme Corp.*                                                         42,691        2,479,066
Gilead Sciences, Inc.*                                                 26,060          911,839
ImClone Systems, Inc.^*                                                26,100        1,202,688
MedImmune, Inc.*                                                       81,300        2,204,043
                                                                                --------------
                                                                                $    9,242,555
                                                                                --------------
BROADCAST & CABLE TV -- 9.3%
Clear Channel Communications, Inc.                                      7,560   $      253,184
Comcast Corp., "Special A"*                                           178,720        5,869,165
Cox Radio, Inc., "A"*                                                  15,600          257,088
Entercom Communications Corp., "A"*                                     8,940          320,857
Grupo Televisa S.A., ADR                                               12,000          726,000
Interpublic Group of Cos., Inc.*                                       70,400          943,360
News Corp., "A"^                                                       84,400        1,574,904
Time Warner, Inc.*                                                     62,130        1,207,807
Univision Communications, Inc., "A"*                                   28,330          829,219
Viacom, Inc., "B"                                                     208,680        7,593,865
Walt Disney Co.                                                       154,290        4,289,262
Westwood One, Inc.*                                                    36,180          974,327
                                                                                --------------
                                                                                $   24,839,038
                                                                                --------------
BROKERAGE & ASSET MANAGERS -- 3.0%
Goldman Sachs Group, Inc.                                               3,900   $      405,756
Mellon Financial Corp.                                                128,210        3,988,613
Merrill Lynch & Co., Inc.                                              61,880        3,698,568
                                                                                --------------
                                                                                $    8,092,937
                                                                                --------------

BUSINESS SERVICES -- 1.7%
Accenture Ltd., "A"*                                                   77,800   $    2,100,600
Fiserv, Inc.*                                                          31,600        1,270,004
Getty Images, Inc.*                                                     6,410          441,329
Monster Worldwide, Inc.^*                                              22,000          740,080
                                                                                --------------
                                                                                $    4,552,013
                                                                                --------------
CHEMICALS -- 0.6%
E.I. du Pont de Nemours & Co.                                          32,170   $    1,577,939
                                                                                --------------
COMPUTER SOFTWARE -- 7.0%
Akamai Technologies, Inc.^*                                            47,650   $      620,879
Amdocs Ltd.*                                                           33,100          868,875
Ascential Software Corp.*                                               8,500          138,635
Check Point Software Technologies Ltd.*                                23,300          573,879
Computer Associates International, Inc.^                               75,990        2,360,249
Mercury Interactive Corp.*                                             44,170        2,011,944
Microsoft Corp.                                                       296,690        7,924,590
Oracle Corp.*                                                         149,666        2,053,418
VERITAS Software Corp.*                                                75,800        2,164,090
                                                                                --------------
                                                                                $   18,716,559
                                                                                --------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.3%
Citrix Systems, Inc.*                                                  37,400   $      917,422
Dell, Inc.*                                                            90,710        3,822,519
International Business Machines Corp.                                  13,380        1,319,000
                                                                                --------------
                                                                                $    6,058,941
                                                                                --------------
CONSUMER GOODS & SERVICES -- 1.4%
Avon Products, Inc.                                                    29,340   $    1,135,458
Career Education Corp.^*                                                4,800          192,000
Procter & Gamble Co.                                                   44,900        2,473,092
                                                                                --------------
                                                                                $    3,800,550
                                                                                --------------
CONTAINERS -- 2.0%
Owens-Illinois, Inc.*                                                 193,170   $    4,375,301
Smurfit-Stone Container Corp.*                                         48,770          911,024
                                                                                --------------
                                                                                $    5,286,325
                                                                                --------------
ELECTRICAL EQUIPMENT -- 3.1%
Cooper Industries Ltd., "A"                                            15,100   $    1,025,139
Emerson Electric Co.                                                    9,180          643,518
General Electric Co.                                                  116,080        4,236,920
Tyco International Ltd.                                                63,525        2,270,384
                                                                                --------------
                                                                                $    8,175,961
                                                                                --------------
ELECTRONICS -- 3.1%
Amphenol Corp., "A"^                                                   10,600   $      389,444
Analog Devices, Inc.                                                   38,700        1,428,804
Applied Materials, Inc.*                                               37,500          641,250
KLA-Tencor Corp.^*                                                     10,300          479,774
Linear Technology Corp.                                                12,490          484,112
Marvell Technology Group Ltd.^*                                        20,100          712,947
Maxim Integrated Products, Inc.                                        11,400          483,246
Novellus Systems, Inc.^*                                               24,190          674,659
PMC-Sierra, Inc.^*                                                     87,450          983,813
Texas Instruments, Inc.                                                27,710          682,220
Xilinx, Inc.                                                           39,480        1,170,582
                                                                                --------------
                                                                                $    8,130,851
                                                                                --------------
ENERGY -- INDEPENDENT -- 0.7%
Devon Energy Corp.                                                     49,540   $    1,928,097
                                                                                --------------
FOOD & DRUG STORES -- 1.0%
CVS Corp.                                                              29,900   $    1,347,593
Rite Aid Corp.*                                                       356,190        1,303,655
                                                                                --------------
                                                                                $    2,651,248
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.8%
General Mills, Inc.                                                    48,990   $    2,435,293
PepsiCo, Inc.                                                          72,280        3,773,016
SYSCO Corp.                                                            28,700        1,095,479
                                                                                --------------
                                                                                $    7,303,788
                                                                                --------------
FOREST & PAPER PRODUCTS -- 0.9%
Bowater, Inc.^                                                         53,440   $    2,349,757
                                                                                --------------
GAMING & LODGING -- 0.9%
Carnival Corp.                                                         27,800   $    1,602,114
Royal Caribbean Cruises Ltd.^                                          14,900          811,156
                                                                                --------------
                                                                                $    2,413,270
                                                                                --------------
GENERAL MERCHANDISE -- 1.8%
Kohl's Corp.*                                                          31,040   $    1,526,237
Target Corp.                                                           46,310        2,404,878
Wal-Mart Stores, Inc.                                                  17,050          900,581
                                                                                --------------
                                                                                $    4,831,696
                                                                                --------------
INSURANCE -- 3.8%
Allstate Corp.                                                         65,600   $    3,392,832
American International Group, Inc.                                     17,850        1,172,209
Conseco, Inc.^*                                                       153,580        3,063,921
Hartford Financial Services Group, Inc.                                35,394        2,453,158
                                                                                --------------
                                                                                $   10,082,120
                                                                                --------------

ISSUER                                                             SHARES           VALUE
INTERNET -- 1.8%
eBay, Inc.^*                                                           11,700   $    1,360,476
IAC/InterActiveCorp*^                                                  46,470        1,283,501
Yahoo!, Inc.*                                                          57,500        2,166,600
                                                                                --------------
                                                                                $    4,810,577
                                                                                --------------
LEISURE & TOYS -- 1.3%
Activision, Inc.*                                                      15,500   $      312,790
Electronic Arts, Inc.*                                                 20,800        1,282,944
Mattel, Inc.                                                           96,560        1,881,954
                                                                                --------------
                                                                                $    3,477,688
                                                                                --------------
MACHINERY & TOOLS -- 0.2%
Illinois Tool Works, Inc.                                               5,260   $      487,497
                                                                                --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.9%
Apria Healthcare Group, Inc.*                                          55,700   $    1,835,315
HCA, Inc.                                                              25,900        1,034,964
Tenet Healthcare Corp.*                                               201,710        2,214,776
                                                                                --------------
                                                                                $    5,085,055
                                                                                --------------
MEDICAL EQUIPMENT -- 1.8%
Fisher Scientific International, Inc.*                                 13,400   $      835,892
Guidant Corp.                                                          12,000          865,200
Medtronic, Inc.                                                        48,570        2,412,472
Waters Corp.*                                                          13,800          645,702
                                                                                --------------
                                                                                $    4,759,266
                                                                                --------------
METALS & MINING -- 0.6%
Companhia Vale do Rio Doce, ADR                                        54,480   $    1,580,465
                                                                                --------------
OIL SERVICES -- 3.6%
BJ Services Co.                                                        30,120   $    1,401,785
Cooper Cameron Corp.^*                                                 41,880        2,253,563
GlobalSantaFe Corp.                                                    93,098        3,082,475
Noble Corp.*                                                           54,100        2,690,934
                                                                                --------------
                                                                                $    9,428,757
                                                                                --------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.1%
EMC Corp.*                                                            120,000   $    1,784,400
Network Appliance, Inc.^*                                              36,900        1,225,818
                                                                                --------------
                                                                                $    3,010,218
                                                                                --------------
PHARMACEUTICALS -- 10.5%
Abbott Laboratories                                                   101,450   $    4,732,642
Allergan, Inc.                                                         10,300          835,021
Elan Corp. PLC, ADR^*                                                   7,000          190,750
Eli Lilly & Co.                                                        20,700        1,174,725
Johnson & Johnson                                                     124,950        7,924,329
Merck & Co., Inc.                                                     154,570        4,967,880
Pfizer, Inc.                                                           11,075          297,807
Wyeth                                                                 179,571        7,647,929
                                                                                --------------
                                                                                $   27,771,083
                                                                                --------------
PRINTING & PUBLISHING -- 0.2%
Lamar Advertising Co., "A"*                                            10,500   $      449,190
                                                                                --------------
RESTAURANTS -- 0.1%
Cheesecake Factory, Inc.*                                              11,100   $      360,417
                                                                                --------------
SPECIALTY STORES -- 2.9%
Best Buy Co., Inc.                                                     18,200   $    1,081,444
Gap, Inc.                                                             103,010        2,175,571
Home Depot, Inc.                                                       36,630        1,565,566
Hot Topic, Inc.^*                                                      10,600          182,214
Lowe's Cos., Inc.^                                                     22,200        1,278,498
Nordstrom, Inc.^                                                        7,500          350,475
Staples, Inc.                                                          19,520          658,019
Tiffany & Co.                                                          12,300          393,231
                                                                                --------------
                                                                                $    7,685,018
                                                                                --------------
TELECOMMUNICATIONS -- WIRELESS -- 3.8%
America Movil S.A. de C.V., ADR                                        26,100   $    1,366,335
Nokia Corp., ADR                                                      309,540        4,850,492
Vodafone Group PLC, ADR                                               137,105        3,753,935
                                                                                --------------
                                                                                $    9,970,762
                                                                                --------------
TELECOMMUNICATIONS -- WIRELINE -- 3.7%
ADTRAN, Inc.^                                                          22,500   $      430,650
Cisco Systems, Inc.*                                                  211,010        4,072,493
Comverse Technology, Inc.*                                             16,800          410,760
Nortel Networks Corp.*                                              1,299,260        4,534,417
Telefonaktiebolaget LM Ericsson, ADR^*                                 15,000          472,350
                                                                                --------------
                                                                                $    9,920,670
                                                                                --------------
TELEPHONE SERVICES -- 4.8%
Sprint Corp.                                                          273,840   $    6,804,924
Verizon Communications, Inc.                                          148,580        6,018,976
                                                                                --------------
                                                                                $   12,823,900
                                                                                --------------
TRUCKING -- 1.3%
Expeditors International of Washington, Inc.^                           9,800   $      547,624
FedEx Corp.                                                            13,250        1,304,993
United Parcel Service, Inc., "B"                                       19,000        1,623,740
                                                                                --------------
                                                                                $    3,476,357
                                                                                --------------
UTILITIES -- ELECTRIC POWER -- 0.9%
Calpine Corp.*                                                        632,890   $    2,493,587
                                                                                --------------
    Total Stocks (Identified Cost, $229,314,824)                                $  262,304,811
                                                                                --------------
WARRANTS -- 0.0%
TELECOMMUNICATIONS -- WIRELINE -- 0.0%
Lucent Technologies, Inc.^*, Strike 2.75,
  1st exercise 12/10/04
  (Identified Cost, $10,675)                                            6,431   $       10,161
                                                                                --------------
COLLATERAL FOR SECURITIES LOANED -- 6.1%
Navigator Securities Lending Prime Portfolio, at Cost and
  Net Asset Value                                                  16,236,027   $   16,236,027
                                                                                --------------

                                                                 PAR AMOUNT
REPURCHASE AGREEMENT -- 1.3%
Morgan Stanley, 2.19%, dated 12/31/04, due 01/03/05, total
  to be received $3,413,623 (secured by various U.S.
  Treasury and Federal Agency obligations in a jointly
  traded account),at Cost                                      $    3,413,000   $    3,413,000
                                                                                --------------
    Total Investments
      (Identified Cost, $248,974,526)                                           $  281,963,999
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- (6.1)%                                                       (16,116,760)
                                                                                --------------
    Net Assets -- 100.0%                                                        $  265,847,239
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
CORE EQUITY SERIES
STOCKS -- 98.4%

ISSUER                                                             SHARES           VALUE
AEROSPACE -- 2.2%
KVH Industries, Inc.^*                                                 29,810   $      292,138
Lockheed Martin Corp.                                                  32,550        1,808,153
                                                                                --------------
                                                                                $    2,100,291
                                                                                --------------
ALCOHOLIC BEVERAGES -- 0.6%
Anheuser-Busch Cos., Inc.                                              10,980   $      557,015
                                                                                --------------
APPAREL MANUFACTURERS -- 0.2%
Polo Ralph Lauren Corp., "A"                                            4,500   $      191,700
                                                                                --------------
AUTOMOTIVE -- 0.8%
Harley-Davidson, Inc.                                                   6,380   $      387,585
Magna International, Inc., "A"                                          4,920          406,146
                                                                                --------------
                                                                                $      793,731
                                                                                --------------
BANKS & CREDIT COMPANIES -- 12.4%
Bank of America Corp.                                                  48,508   $    2,279,391
Citigroup, Inc.                                                        34,372        1,656,043
Countrywide Financial Corp.                                            23,580          872,696
Freddie Mac                                                            38,900        2,866,930
J.P. Morgan Chase & Co.                                                40,246        1,569,996
PNC Financial Services Group, Inc.                                     16,890          970,162
SunTrust Banks, Inc.                                                   18,310        1,352,743
                                                                                --------------
                                                                                $   11,567,961
                                                                                --------------
BIOTECHNOLOGY -- 1.3%
Genzyme Corp.*                                                         13,070   $      758,975
MedImmune, Inc.*                                                       16,820          455,990
                                                                                --------------
                                                                                $    1,214,965
                                                                                --------------
BROADCAST & CABLE TV -- 2.9%
ADVO, Inc.                                                              4,320   $      154,008
Citadel Broadcasting Corp.*                                             8,650          139,957
Comcast Corp., "A"*                                                    19,180          638,310
EchoStar Communications Corp., "A"                                     24,420          811,721
R.H. Donnelley Corp.*                                                   3,640          214,942
Radio One, Inc.^*                                                      16,700          269,204
Walt Disney Co.                                                        18,000          500,400
                                                                                --------------
                                                                                $    2,728,542
                                                                                --------------
BROKERAGE & ASSET MANAGERS -- 2.4%
Ameritrade Holding Corp.*                                              44,400   $      631,368
Franklin Resources, Inc.                                                2,160          150,444
Goldman Sachs Group, Inc.                                               6,230          648,169
Legg Mason, Inc.                                                        7,620          558,241
Mellon Financial Corp.                                                  7,160          222,748
                                                                                --------------
                                                                                $    2,210,970
                                                                                --------------
BUSINESS SERVICES -- 2.5%
Accenture Ltd., "A"*                                                   18,100   $      488,700
Fiserv, Inc.*                                                          12,660          508,805
Getty Images, Inc.^*                                                    6,450          444,082
Hewitt Associates, Inc., "A"*                                           5,800          185,658
SIRVA, Inc.*                                                           18,200          349,804
Universal Technical Institute, Inc.*                                    8,900          339,268
                                                                                --------------
                                                                                $    2,316,317
                                                                                --------------
CHEMICALS -- 2.6%
E.I. du Pont de Nemours & Co.                                          27,030   $    1,325,821
Monsanto Co.                                                           20,040        1,113,222
                                                                                --------------
                                                                                $    2,439,043
                                                                                --------------
COMPUTER SOFTWARE -- 3.0%
Business Objects S.A., ADR^*                                           15,300   $      387,702
FileNet Corp.*                                                         11,500          296,240
Mercury Interactive Corp.*                                             15,450          703,747
MicroStrategy, Inc., "A"^*                                             10,810          651,303
Oracle Corp.*                                                          57,500          788,900
                                                                                --------------
                                                                                $    2,827,892
                                                                                --------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.8%
Apple Computer, Inc.*                                                  13,650   $      879,060
Dell, Inc.*                                                            40,080        1,688,971
                                                                                --------------
                                                                                $    2,568,031
                                                                                --------------
CONSTRUCTION -- 0.4%
Eagle Materials, Inc.^                                                  4,910   $      423,979
                                                                                --------------
CONSUMER GOODS & SERVICES -- 3.0%
Career Education Corp.*                                                 8,760   $      350,400
Colgate-Palmolive Co.                                                  17,800          910,648
Procter & Gamble Co.                                                   27,600        1,520,208
                                                                                --------------
                                                                                $    2,781,256
                                                                                --------------
CONTAINERS -- 0.7%
Smurfit-Stone Container Corp.*                                         32,670   $      610,276
                                                                                --------------
ELECTRICAL EQUIPMENT -- 4.5%
American Standard Cos., Inc.*                                           5,280   $      218,170
General Electric Co.                                                   84,020        3,066,730
Tyco International Ltd.                                                24,200          864,908
                                                                                --------------
                                                                                $    4,149,808
                                                                                --------------
ELECTRONICS -- 2.9%
Analog Devices, Inc.                                                   16,100   $      594,412
ATMI, Inc.^*                                                            4,900          110,397
DSP Group, Inc.*                                                        8,200          183,106
FormFactor, Inc.^*                                                      4,900          132,986
Integrated Circuit Systems, Inc.*                                      15,060          315,055
KLA-Tencor Corp.*                                                       5,120          238,490
Marvell Technology Group Ltd.*                                          5,330          189,055
PMC-Sierra, Inc.*                                                      35,350          397,688
PowerDsine Ltd.*                                                       18,380          252,174
Silicon Laboratories, Inc.^*                                            8,700          307,197
                                                                                --------------
                                                                                $    2,720,560
                                                                                --------------
ENERGY -- INDEPENDENT -- 0.7%
Devon Energy Corp.                                                      8,200   $      319,144
Noble Energy, Inc.^                                                     5,100          314,466
                                                                                --------------
                                                                                $      633,610
                                                                                --------------
ENERGY -- INTEGRATED -- 5.0%
ConocoPhillips                                                          9,800   $      850,934
Exxon Mobil Corp.                                                      58,806        3,014,396
TOTAL S.A., ADR^                                                        7,400          812,816
                                                                                --------------
                                                                                $    4,678,146
                                                                                --------------
FOOD & DRUG STORES -- 1.0%
CVS Corp.                                                              14,930   $      672,895
Kroger Co.*                                                            17,000          298,180
                                                                                --------------
                                                                                $      971,075
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.7%
Chiquita Brands International, Inc.^                                    7,410   $      163,465
General Mills, Inc.                                                    11,520          572,659
PepsiCo, Inc.                                                          33,957        1,772,555
                                                                                --------------
                                                                                $    2,508,679
                                                                                --------------
FURNITURE & APPLIANCES -- 0.2%
Mohawk Industries, Inc.*                                                1,970   $      179,763
                                                                                --------------
GAMING & LODGING -- 0.8%
Carnival Corp.                                                          5,510   $      317,541
WMS Industries, Inc.^*                                                 12,000          402,480
                                                                                --------------
                                                                                $      720,021
                                                                                --------------
GENERAL MERCHANDISE -- 4.1%
Kohl's Corp.*                                                          37,510   $    1,844,367
Target Corp.                                                           37,540        1,949,452
                                                                                --------------
                                                                                $    3,793,819
                                                                                --------------
INSURANCE -- 4.2%
Ace Ltd.                                                               12,490   $      533,948
American International Group, Inc.                                     28,290        1,857,804
Conseco, Inc.^*                                                        11,900          237,405
Genworth Financial, Inc.                                                8,800          237,600
Hartford Financial Services Group, Inc.                                 5,700          395,067
MetLife, Inc.                                                          16,700          676,517
                                                                                --------------
                                                                                $    3,938,341
                                                                                --------------

ISSUER                                                             SHARES           VALUE
INTERNET -- 1.7%
Ariba, Inc.*                                                           40,000   $      664,000
eBay, Inc.*                                                             2,450          284,886
Yahoo!, Inc.*                                                          15,900          599,112
                                                                                --------------
                                                                                $    1,547,998
                                                                                --------------
LEISURE & TOYS -- 0.3%
Electronic Arts, Inc.*                                                  1,770   $      109,174
Hasbro, Inc.                                                            3,450           66,861
Mattel, Inc.                                                            4,090           79,714
                                                                                --------------
                                                                                $      255,749
                                                                                --------------
MACHINERY & TOOLS -- 0.6%
Caterpillar, Inc.                                                       3,140   $      306,181
Illinois Tool Works, Inc.                                                 880           81,558
Roper Industries, Inc.                                                  2,900          176,233
                                                                                --------------
                                                                                $      563,972
                                                                                --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 2.0%
Apria Healthcare Group, Inc.*                                           8,460   $      278,757
HCA, Inc.                                                              17,460          697,702
Tenet Healthcare Corp.*                                                62,960          691,301
VistaCare, Inc., "A"^*                                                 11,400          189,582
                                                                                --------------
                                                                                $    1,857,342
                                                                                --------------
MEDICAL EQUIPMENT -- 2.3%
Aspect Medical Systems, Inc.^*                                         12,670   $      309,908
Cyberonics, Inc.^*                                                     13,160          272,675
Guidant Corp.                                                          15,930        1,148,553
Medtronic, Inc.                                                         8,360          415,241
                                                                                --------------
                                                                                $    2,146,377
                                                                                --------------
METALS & MINING -- 1.0%
Companhia Vale do Rio Doce, ADR                                        31,720   $      920,197
                                                                                --------------
NATURAL GAS -- DISTRIBUTION -- 0.5%
AGL Resources, Inc.                                                    13,300   $      442,092
                                                                                --------------
OIL SERVICES -- 1.0%
Halliburton Co.                                                         7,180   $      281,743
Noble Corp.*                                                            3,930          195,478
Pride International, Inc.*                                             13,500          277,290
Smith International, Inc.*                                              2,600          141,466
                                                                                --------------
                                                                                $      895,977
                                                                                --------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.1%
EMC Corp.*                                                             27,300   $      405,951
Flextronics International Ltd.*                                        30,360          419,575
Lexmark International, Inc., "A"*                                       9,240          785,400
Solectron Corp.*                                                       72,100          384,293
                                                                                --------------
                                                                                $    1,995,219
                                                                                --------------
PHARMACEUTICALS -- 6.9%
Abbott Laboratories                                                    29,080   $    1,356,582
Eli Lilly & Co.                                                        22,600        1,282,550
Johnson & Johnson                                                      20,790        1,318,502
Wyeth                                                                  58,920        2,509,403
                                                                                --------------
                                                                                $    6,467,037
                                                                                --------------
POLLUTION CONTROL -- 0.2%
Waste Management, Inc.                                                  5,330   $      159,580
                                                                                --------------
PRINTING & PUBLISHING -- 0.1%
Lamar Advertising Co., "A"*                                             1,910   $       81,710
                                                                                --------------
REAL ESTATE -- 0.4%
American Financial Realty Trust                                         9,860   $      159,535
Boston Properties, Inc.                                                 3,050          197,243
                                                                                --------------
                                                                                $      356,778
                                                                                --------------
RESTAURANTS -- 0.7%
Wendy's International, Inc.                                             4,020   $      157,825
YUM! Brands, Inc.                                                      10,600          500,108
                                                                                --------------
                                                                                $      657,933
                                                                                --------------
SPECIALTY CHEMICALS -- 1.4%
Lyondell Chemical Co.                                                  44,220   $    1,278,842
                                                                                --------------
SPECIALTY STORES -- 1.7%
Circuit City Stores, Inc.                                              40,210   $      628,884
Finish Line, Inc., "A"^                                                20,080          367,464
Gap, Inc.                                                               7,460          157,555
Regis Corp.                                                             2,760          127,374
West Marine, Inc.^*                                                    10,610          262,598
                                                                                --------------
                                                                                $    1,543,875
                                                                                --------------
TELECOMMUNICATIONS -- WIRELESS -- 0.7%
Vodafone Group PLC, ADR                                                24,052   $      658,544
                                                                                --------------
TELECOMMUNICATIONS -- WIRELINE -- 2.0%
Cisco Systems, Inc.*                                                   83,310   $    1,607,883
Harmonic, Inc.^*                                                       27,950          233,103
                                                                                --------------
                                                                                $    1,840,986
                                                                                --------------
TELEPHONE SERVICES -- 3.0%
CenturyTel, Inc.                                                       12,100   $      429,187
Citizens Communications Co.                                            29,090          401,151
IDT Corp., "B"^*                                                       17,310          267,959
SpectraSite, Inc.*                                                      7,800          451,620
Sprint Corp.                                                           50,670        1,259,150
                                                                                --------------
                                                                                $    2,809,067
                                                                                --------------
TOBACCO -- 1.4%
Altria Group, Inc.                                                     20,980   $    1,281,878
                                                                                --------------
TRUCKING -- 1.8%
CNF, Inc.                                                               7,800   $      390,780
United Parcel Service, Inc., "B"                                       10,490          896,475
Werner Enterprises, Inc.                                               18,900          427,896
                                                                                --------------
                                                                                $    1,715,151
                                                                                --------------
UTILITIES -- ELECTRIC POWER -- 2.7%
Cinergy Corp.                                                           8,400   $      349,692
Entergy Corp.                                                           5,700          385,263
NRG Energy, Inc.*                                                       9,200          331,660
PG&E Corp.*                                                            15,130          503,526
PPL Corp.                                                               9,300          495,504
TXU Corp.^                                                              7,330          473,225
                                                                                --------------
                                                                                $    2,538,870
                                                                                --------------
    Total Stocks (Identified Cost, $76,882,846)                                 $   91,640,965
                                                                                --------------
COLLATERAL FOR SECURITIES LOANED -- 7.4%
Navigator Securities Lending Prime Portfolio, at Cost and
  Net Asset Value                                                   6,840,222   $    6,840,222
                                                                                --------------

                                                                 PAR AMOUNT
REPURCHASE AGREEMENT -- 1.3%
Morgan Stanley, 2.19%, dated 12/31/04, due 01/03/05, total
  to be received $1,222,223 (secured by various U.S.
  Treasury and Federal Agency obligations in a jointly
  traded account), at Cost                                     $    1,222,000   $    1,222,000
                                                                                --------------
    Total Investments
      (Identified Cost, $84,945,068)                                            $   99,703,187
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- (7.1)%                                                        (6,568,512)
                                                                                --------------
    Net Assets -- 100.0%                                                        $   93,134,675
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
INTERNATIONAL GROWTH SERIES
STOCKS -- 98.4%

ISSUER                                                             SHARES           VALUE

AIRLINES -- 0.3%
easyJet Airline Co. Ltd.*                                             118,060   $      424,829
                                                                                --------------
ALCOHOLIC BEVERAGES -- 1.7%
Grupo Modelo S.A. de C.V                                              342,560   $      942,217
Pernod Ricard^                                                          9,450        1,442,562
                                                                                --------------
                                                                                $    2,384,779
                                                                                --------------
APPAREL MANUFACTURERS -- 1.4%
Burberry Group PLC                                                     88,100   $      677,099
Sanyo Shokai Ltd.^                                                     76,000          412,630
Toray Industries, Inc.                                                181,000          845,342
                                                                                --------------
                                                                                $    1,935,071
                                                                                --------------
AUTOMOTIVE -- 1.5%
Autoliv, Inc.^                                                         15,020   $      717,257
Toyota Motor Corp.                                                     35,300        1,432,265
                                                                                --------------
                                                                                $    2,149,522
                                                                                --------------
BANKS & CREDIT COMPANIES -- 18.2%
AEON Credit Service Co. Ltd.^                                          19,500   $    1,447,677
Aiful Corp.                                                             8,750          959,499
Anglo Irish Bank Corp. PLC                                             67,120        1,620,997
Bank of Queensland Ltd.                                                80,759          698,618
Bank Rakyat Indonesia                                               5,932,000        1,837,274
Close Brothers Group PLC                                               83,180        1,170,961
DEPFA Bank PLC                                                         65,660        1,098,365
Erste Bank der oesterreichischen Sparkassen AG                         34,010        1,810,415
Grupo Financiero Inbursa S.A. de C.V                                  474,230          872,563
Hana Bank                                                              25,900          645,498
Housing Development Finance Corp. Ltd.                                120,060        2,126,658
OTP Bank Ltd., GDR                                                     28,440        1,734,840
Powszechna Kasa Oszczednosci Bank Polski S.A.*                        129,280        1,190,061
Royal Bank of Scotland Group PLC                                       57,135        1,918,528
Shinsei Bank Ltd.^                                                    100,000          679,153
Standard Chartered PLC                                                 57,080        1,059,535
Taishin Financial Holdings Co. Ltd.                                   752,000          704,926
Takefuji Corp.                                                         20,190        1,361,388
UBS AG                                                                 27,999        2,339,281
                                                                                --------------
                                                                                $   25,276,237
                                                                                --------------
BROADCAST & CABLE TV -- 4.9%
Antena 3 de Television S.A.*                                           13,824   $      995,213
Grupo Televisa S.A., ADR                                               34,900        2,111,450
News Corp., Inc., "B"^                                                117,308        2,246,841
WPP Group PLC                                                         130,820        1,436,681
                                                                                --------------
                                                                                $    6,790,185
                                                                                --------------
BROKERAGE & ASSET MANAGERS -- 1.1%
Schroders PLC                                                         104,560   $    1,505,003
                                                                                --------------
BUSINESS SERVICES -- 2.9%
Manpower, Inc.                                                         24,070   $    1,162,581
PHS Group PLC                                                         486,270          764,228
SOFTBANK CORP.^                                                        42,300        2,053,778
                                                                                --------------
                                                                                $    3,980,587
                                                                                --------------
COMPUTER SOFTWARE -- 0.5%
Check Point Software Technologies Ltd.*                                28,100   $      692,103
                                                                                --------------
CONSTRUCTION -- 1.5%
Italcementi S.p.A                                                      77,180   $      881,275
Siam Cement Public Co. Ltd.                                           102,980          731,144
Urbi Desarrollos Urbanos S.A. de C.V.*                                116,200          507,665
                                                                                --------------
                                                                                $    2,120,084
                                                                                --------------
CONSUMER GOODS & SERVICES -- 2.5%
Accord Customer Care Solutions Ltd.*                                1,303,000   $      682,303
AmorePacific, Inc.                                                      3,790          950,063
Reckitt Benckiser PLC                                                  62,590        1,888,171
                                                                                --------------
                                                                                $    3,520,537
                                                                                --------------
ELECTRICAL EQUIPMENT -- 1.8%
Nidec Corp.                                                             8,600   $    1,045,137
Nitto Denko Corp.                                                      27,600        1,509,239
                                                                                --------------
                                                                                $    2,554,376
                                                                                --------------
ELECTRONICS -- 5.8%
CANON, Inc.^                                                           38,000   $    2,044,661
Cookson Group PLC*                                                    108,400           73,755
Funai Electric Co. Ltd.^                                                5,800          717,840
Murata Manufacturing Co. Ltd.                                          27,500        1,533,204
Samsung Electronics Co. Ltd.                                            3,440        1,497,025
Seiko Epson Corp.                                                      29,900        1,326,626
Stanley Electric Co. Ltd.^                                             51,400          878,214
                                                                                --------------
                                                                                $    8,071,325
                                                                                --------------
ENERGY -- INDEPENDENT -- 1.4%
EnCana Corp.                                                           19,550   $    1,114,211
Talisman Energy, Inc.                                                  31,930          860,672
                                                                                --------------
                                                                                $    1,974,883
                                                                                --------------
ENERGY -- INTEGRATED -- 3.5%
BP PLC                                                                165,207   $    1,608,510
China Petroleum & Chemical Corp.                                    1,538,000          628,219
TOTAL S.A.^                                                            12,200        2,655,551
                                                                                --------------
                                                                                $    4,892,280
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 4.2%
China Mengniu Dairy Co. Ltd.*                                         721,000   $      565,818
Compass Group PLC                                                     298,160        1,407,205
Groupe Danone^                                                         15,100        1,389,778
Nestle S.A                                                              9,436        2,459,768
                                                                                --------------
                                                                                $    5,822,569
                                                                                --------------
FOREST & PAPER PRODUCTS -- 1.0%
Aracruz Celulose S.A., ADR                                             36,820   $    1,388,114
                                                                                --------------
INSURANCE -- 1.7%
Riunione Adriatica di Sicurta S.p.A                                    68,590   $    1,545,941
St. James's Place Capital PLC                                         186,690          758,558
                                                                                --------------
                                                                                $    2,304,499
                                                                                --------------
LEISURE & TOYS -- 0.7%
Heiwa Corp.^                                                           21,800   $      363,139
Nintendo Co. Ltd.                                                       5,200          651,170
                                                                                --------------
                                                                                $    1,014,309
                                                                                --------------
MACHINERY & TOOLS -- 2.8%
Atlas Copco AB, "A"^                                                   17,210   $      775,318
Mitsui Mining & Smelting Co. Ltd.                                     235,000        1,033,520
Neopost S.A.^                                                          10,580          819,711
Sandvik AB                                                             32,840        1,321,648
                                                                                --------------
                                                                                $    3,950,197
                                                                                --------------
MEDICAL EQUIPMENT -- 1.6%
Straumann Holding AG                                                    3,980   $      823,027
Synthes, Inc.*                                                         12,590        1,406,550
                                                                                --------------
                                                                                $    2,229,577
                                                                                --------------
METALS & MINING -- 2.3%
Aber Diamond Corp.+                                                    23,500   $      831,209
BHP Billiton Ltd.^                                                    128,990        1,546,261
Companhia Vale do Rio Doce, ADR                                        28,010          812,570
                                                                                --------------
                                                                                $    3,190,040
                                                                                --------------
PHARMACEUTICALS -- 7.4%
AstraZeneca PLC                                                        62,870   $    2,276,183
Chugai Pharmaceutical Co. Ltd.^                                        73,000        1,203,230
Roche Holdings AG                                                      28,700        3,291,855
Sanofi-Aventis^                                                        34,230        2,726,234
Tanabe Seiyaku Co. Ltd.                                                72,000          739,791
                                                                                --------------
                                                                                $   10,237,293
                                                                                --------------
PRINTING & PUBLISHING -- 2.6%
Daily Mail & General Trust PLC, "A"                                    50,710   $      721,156
Johnston Press PLC                                                    105,460        1,095,516
Yell Group PLC                                                        216,740        1,827,778
                                                                                --------------
                                                                                $    3,644,450
                                                                                --------------

ISSUER                                                             SHARES           VALUE
SPECIALTY CHEMICALS -- 2.1%
Asahi Glass Co. Ltd.^                                                  98,000   $    1,077,499
Kaneka Corp.                                                           34,000          383,751
L'Air Liquide S.A.^                                                     7,943        1,463,196
                                                                                --------------
                                                                                $    2,924,446
                                                                                --------------
SPECIALTY STORES -- 6.2%
Esprit Holdings Ltd.                                                  118,500   $      716,519
Grupo Elektra S.A. de C.V                                             138,320        1,284,303
Hennes & Mauritz AB, "B"                                               46,900        1,630,429
Kingfisher PLC                                                        241,444        1,433,374
Matalan PLC                                                           229,310          973,483
NEXT PLC                                                               47,700        1,508,461
Nishimatsuya Chain Co. Ltd.^                                           16,200          611,588
RONA, Inc.*                                                            14,900          506,537
                                                                                --------------
                                                                                $    8,664,694
                                                                                --------------
TELECOMMUNICATIONS -- WIRELESS -- 6.6%
America Movil S.A. de C.V., ADR                                        42,310   $    2,214,929
Mobile TeleSystems OJSC, ADR                                            6,720          930,787
Vodafone Group PLC                                                  2,239,400        6,062,501
                                                                                --------------
                                                                                $    9,208,217
                                                                                --------------
TELECOMMUNICATIONS -- WIRELINE -- 2.2%
CSR PLC*                                                              135,500   $    1,012,828
Research In Motion Ltd.*                                               14,430        1,189,321
Spirent PLC                                                           598,910          846,555
                                                                                --------------
                                                                                $    3,048,704
                                                                                --------------
TELEPHONE SERVICES -- 4.0%
Bharti Tele-Ventures Ltd.*                                            224,260   $    1,117,925
Biscom S.p.A*^                                                         15,000          861,055
Hanaro Telecom, Inc.*                                                 418,000        1,298,174
Telefonica S.A                                                         84,536        1,587,025
ZTE Corp.*                                                            213,800          691,763
                                                                                --------------
                                                                                $    5,555,942
                                                                                --------------
TOBACCO -- 1.6%
Altadis S.A                                                            23,620   $    1,078,174
Swedish Match AB^                                                      94,880        1,097,093
                                                                                --------------
                                                                                $    2,175,267
                                                                                --------------
UTILITIES -- ELECTRIC POWER -- 2.4%
Iberdrola S.A.^                                                        57,900   $    1,466,557
Suez S.A.^                                                             69,230        1,839,807
                                                                                --------------
                                                                                $    3,306,364
                                                                                --------------
    Total Stocks (Identified Cost, $106,881,458)                                $  136,936,483
                                                                                --------------
PREFERRED STOCKS -- 0.5%
AUTOMOTIVE -- 0.5%
Porsche AG^                                                             1,206   $      766,941
                                                                                --------------
    Total Preferred Stocks
      (Identified Cost, $506,938)                                               $      766,941
                                                                                --------------
COLLATERAL FOR SECURITIES LOANED -- 20.1%
Navigator Securities Lending Prime Portfolio, at Cost and
  Net Asset Value                                                  27,961,998   $   27,961,998
                                                                                --------------

                                                                 PAR AMOUNT
REPURCHASE AGREEMENT -- 1.1%
Morgan Stanley, 2.19%, dated 12/31/04, due 01/03/05, total
  to be received $1,536,280 (secured by various U.S.
  Treasury and Federal Agency obligations in a jointly
  traded account), at Cost                                     $    1,536,000   $    1,536,000
                                                                                --------------
    Total Investments~
      (Identified Cost, $136,886,394)                                           $  167,201,422
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- (20.1)%                                                      (28,006,597)
                                                                                --------------
    Net Assets -- 100.0%                                                        $  139,194,825
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
STOCKS -- 97.1%

ISSUER                                                             SHARES           VALUE
AEROSPACE -- 0.3%
Lockheed Martin Corp.                                                  18,690   $    1,038,230
Northrop Grumman Corp.                                                 12,080          656,669
                                                                                --------------
                                                                                $    1,694,899
                                                                                --------------
AIRLINES -- 0.2%
Southwest Airlines Co.                                                 72,470   $    1,179,812
                                                                                --------------
APPAREL MANUFACTURERS -- 1.0%
Nike, Inc., "B"                                                        36,900   $    3,346,461
Polo Ralph Lauren Corp., "A"                                            6,710          285,846
Reebok International Ltd.                                              46,200        2,032,800
                                                                                --------------
                                                                                $    5,665,107
                                                                                --------------
AUTOMOTIVE -- 1.0%
Harley-Davidson, Inc.                                                  94,830   $    5,760,922
                                                                                --------------
BANKS & CREDIT COMPANIES -- 3.6%
American Express Co.                                                  133,750   $    7,539,487
Citigroup, Inc.                                                       107,630        5,185,613
Countrywide Financial Corp.                                            38,740        1,433,767
Northern Trust Corp.                                                   26,300        1,277,654
SLM Corp.                                                              86,660        4,626,777
                                                                                --------------
                                                                                $   20,063,298
                                                                                --------------
BIOTECHNOLOGY -- 5.4%
Amgen, Inc.*                                                          160,030   $   10,265,924
Celgene Corp.^*                                                        51,200        1,358,336
Cephalon, Inc.^*                                                        2,300          117,024
Genentech, Inc.*                                                       17,700          963,588
Genzyme Corp.*                                                        176,980       10,277,229
Gilead Sciences, Inc.*                                                 36,300        1,270,137
ImClone Systems, Inc.^*                                               102,190        4,708,915
MedImmune, Inc.*                                                       46,900        1,271,459
                                                                                --------------
                                                                                $   30,232,612
                                                                                --------------
BROADCAST & CABLE TV -- 5.7%
Citadel Broadcasting Corp.*                                            57,280   $      926,790
Clear Channel Communications, Inc.                                     10,500          351,645
Comcast Corp., "A"*                                                   219,499        7,304,927
Cox Radio, Inc., "A"*                                                  21,600          355,968
EchoStar Communications Corp., "A"                                     33,000        1,096,920
Entercom Communications Corp., "A"*                                    11,800          423,502
Grupo Televisa S.A., ADR                                               56,260        3,403,730
News Corp., "A"^                                                      142,960        2,667,634
Omnicom Group, Inc.                                                     8,570          722,622
Time Warner, Inc.*                                                    173,270        3,368,369
Univision Communications, Inc., "A"*                                   68,340        2,000,312
Viacom, Inc., "B"                                                      92,400        3,362,436
Walt Disney Co.                                                       157,220        4,370,716
Westwood One, Inc.*                                                    49,400        1,330,342
                                                                                --------------
                                                                                $   31,685,913
                                                                                --------------
BROKERAGE & ASSET MANAGERS -- 1.5%
Goldman Sachs Group, Inc.                                              39,400   $    4,099,176
Legg Mason, Inc.                                                       14,810        1,084,981
Mellon Financial Corp.                                                 28,200          877,302
Merrill Lynch & Co., Inc.                                              34,500        2,062,065
Morgan Stanley                                                          5,100          283,152
                                                                                --------------
                                                                                $    8,406,676
                                                                                --------------
BUSINESS SERVICES -- 2.5%
Accenture Ltd., "A"*                                                  278,380   $    7,516,260
Fiserv, Inc.*                                                          88,560        3,559,226
Getty Images, Inc.^                                                     8,900          612,765
Manpower, Inc.                                                          9,980          482,034
Monster Worldwide, Inc.*                                               30,000        1,009,200
SOFTBANK CORP.^                                                        11,800          572,921
                                                                                --------------
                                                                                $   13,752,406
                                                                                --------------
CHEMICALS -- 1.7%
3M Co.                                                                 43,700   $    3,586,459
Dow Chemical Co.                                                       27,130        1,343,206

ISSUER                                                             SHARES           VALUE
CHEMICALS -- continued
E.I. du Pont de Nemours & Co.                                          12,240   $      600,372
Monsanto Co.                                                           74,610        4,144,586
                                                                                --------------
                                                                                $    9,674,623
                                                                                --------------
COMPUTER SOFTWARE -- 8.2%
Akamai Technologies, Inc.^*                                            74,800   $      974,644
Amdocs Ltd.*                                                          167,240        4,390,050
Ascential Software Corp.*                                              11,800          192,458
Check Point Software Technologies Ltd.*                                91,610        2,256,354
Mercury Interactive Corp.*                                            148,320        6,755,976
Microsoft Corp.                                                       555,454       14,836,176
Oracle Corp.*                                                         629,020        8,630,154
Red Hat, Inc.^*                                                        72,490          967,742
Symantec Corp.*                                                        91,300        2,351,888
VERITAS Software Corp.*                                               139,043        3,969,678
                                                                                --------------
                                                                                $   45,325,120
                                                                                --------------
COMPUTER SOFTWARE -- SYSTEMS -- 3.9%
CDW Corp.                                                               8,400   $      557,340
Citrix Systems, Inc.*                                                  52,200        1,280,466
Dell, Inc.*                                                           378,814       15,963,222
International Business Machines Corp.                                  41,740        4,114,729
                                                                                --------------
                                                                                $   21,915,757
                                                                                --------------
CONSUMER GOODS & SERVICES -- 4.0%
Apollo Group, Inc., "A"*                                               38,600   $    3,115,406
Avon Products, Inc.                                                    61,170        2,367,279
Career Education Corp.*                                                31,890        1,275,600
Gillette Co.                                                           29,910        1,339,370
Procter & Gamble Co.                                                  217,970       12,005,788
Reckitt Benckiser PLC                                                  69,610        2,099,946
                                                                                --------------
                                                                                $   22,203,389
                                                                                --------------
ELECTRICAL EQUIPMENT -- 3.5%
Cooper Industries Ltd., "A"                                            21,100   $    1,432,479
Danaher Corp.^                                                         22,780        1,307,800
Emerson Electric Co.                                                   29,210        2,047,621
General Electric Co.                                                   55,876        2,039,474
Hubbell, Inc., "B"^                                                     5,100          266,730
Tyco International Ltd.                                               305,790       10,928,935
W.W. Grainger, Inc.                                                    20,860        1,389,693
                                                                                --------------
                                                                                $   19,412,732
                                                                                --------------
ELECTRONICS -- 4.3%
Amphenol Corp., "A"^                                                   36,420   $    1,338,071
Analog Devices, Inc.                                                  120,170        4,436,676
Applied Materials, Inc.*                                               82,240        1,406,304
KLA-Tencor Corp.*                                                      42,660        1,987,103
Linear Technology Corp.                                                17,200          666,672
Marvell Technology Group Ltd.*                                         77,690        2,755,664
Maxim Integrated Products, Inc.                                        46,390        1,966,472
Novellus Systems, Inc.*                                                33,400          931,526
PMC-Sierra, Inc.^*                                                    142,000        1,597,500
Taiwan Semiconductor Manufacturing Co. Ltd., ADR                      191,960        1,629,740
Texas Instruments, Inc.                                                70,260        1,729,801
Xilinx, Inc.                                                          120,120        3,561,558
                                                                                --------------
                                                                                $   24,007,087
                                                                                --------------
FOOD & DRUG STORES -- 1.2%
CVS Corp.                                                             141,630   $    6,383,264
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.7%
PepsiCo, Inc.                                                         196,540   $   10,259,388
SYSCO Corp.                                                           121,150        4,624,296
                                                                                --------------
                                                                                $   14,883,684
                                                                                --------------
GAMING & LODGING -- 1.9%
Carnival Corp.                                                        132,060   $    7,610,618
Cendant Corp.                                                          23,550          550,599
International Game Technology                                           4,800          165,024
Royal Caribbean Cruises Ltd.^                                          20,800   $    1,132,352
Starwood Hotels & Resorts Worldwide, Inc.                              16,920          988,128
                                                                                --------------
                                                                                $   10,446,721
                                                                                --------------
GENERAL MERCHANDISE -- 3.3%
Family Dollar Stores, Inc.                                             41,470   $    1,295,108
J. C. Penney Co., Inc.                                                 16,950          701,730
Kohl's Corp.*                                                          63,970        3,145,405
Target Corp.                                                          209,470       10,877,777
Wal-Mart Stores, Inc.                                                  44,500        2,350,490
                                                                                --------------
                                                                                $   18,370,510
                                                                                --------------
HEALTH MAINTENANCE ORGANIZATIONS -- 0.6%
WellPoint, Inc.*                                                       29,550   $    3,398,250
                                                                                --------------
INSURANCE -- 1.5%
AFLAC, Inc.                                                            46,580   $    1,855,747
American International Group, Inc.                                     67,140        4,409,084
St. Paul Travelers Cos., Inc.                                          26,900          997,183
XL Capital Ltd., "A"                                                   10,800          838,620
                                                                                --------------
                                                                                $    8,100,634
                                                                                --------------
INTERNET -- 3.8%
Amazon.com, Inc.*                                                      13,600   $      602,344
eBay, Inc.*                                                            69,010        8,024,483
Google, Inc.*                                                           7,360        1,421,216
IAC/InterActiveCorp*                                                  172,650        4,768,593
Yahoo!, Inc.                                                          162,100        6,107,928
                                                                                --------------
                                                                                $   20,924,564
                                                                                --------------
LEISURE & TOYS -- 1.6%
Activision, Inc.*                                                      21,700   $      437,906
Electronic Arts, Inc.*                                                126,160        7,781,549
Nintendo Co. Ltd.                                                       5,700          713,783
                                                                                --------------
                                                                                $    8,933,238
                                                                                --------------
MACHINERY & TOOLS -- 1.2%
Caterpillar, Inc.                                                      52,330   $    5,102,698
Illinois Tool Works, Inc.                                              18,850        1,747,018
                                                                                --------------
                                                                                $    6,849,716
                                                                                --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.7%
Caremark Rx, Inc.*                                                    116,890   $    4,608,973
Cerner Corp.^*                                                         14,940          794,360
Community Health Systems, Inc.*                                        29,700          828,036
HCA, Inc.                                                              73,810        2,949,448
                                                                                --------------
                                                                                $    9,180,817
                                                                                --------------
MEDICAL EQUIPMENT -- 4.5%
Boston Scientific Corp.*                                               26,720   $      949,896
Fisher Scientific International, Inc.^*                                78,510        4,897,454
Guidant Corp.                                                          46,090        3,323,089
Kinetic Concepts, Inc.*                                                 9,880          753,844
Medtronic, Inc.                                                       187,330        9,304,681
Millipore Corp.*                                                        7,800          388,518
Thermo Electron Corp.*                                                 31,990          965,778
Waters Corp.*                                                          40,480        1,894,059
Zimmer Holdings, Inc.*                                                 34,600        2,772,152
                                                                                --------------
                                                                                $   25,249,471
                                                                                --------------
METALS & MINING -- 0.1%
Companhia Vale do Rio Doce, ADR                                        21,990   $      637,930
                                                                                --------------
OIL SERVICES -- 1.4%
BJ Services Co.                                                        55,030   $    2,561,096
GlobalSantaFe Corp.                                                    18,290          605,582
Halliburton Co.                                                        86,450        3,392,298
Noble Corp.*                                                           12,910          642,143
Smith International, Inc.*                                             11,450          622,995
                                                                                --------------
                                                                                $    7,824,114
                                                                                --------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.8%
EMC Corp.                                                             514,630   $    7,652,548
Lexmark International, Inc., "A"*                                       7,450          633,250
Network Appliance, Inc.*                                               51,800        1,720,796
                                                                                --------------
                                                                                $   10,006,594
                                                                                --------------

ISSUER                                                             SHARES           VALUE
PHARMACEUTICALS -- 10.5%
Abbott Laboratories                                                   226,160   $   10,550,364
Allergan, Inc.                                                         28,380        2,300,767
AstraZeneca PLC                                                        15,560          563,343
Elan Corp. PLC, ADR^*                                                   9,700          264,325
Eli Lilly & Co.                                                       101,230        5,744,802
Johnson & Johnson                                                     338,800       21,486,696
Pfizer, Inc.                                                           15,400          414,106
Roche Holdings AG                                                      28,350        3,251,711
Wyeth                                                                 316,780       13,491,660
                                                                                --------------
                                                                                $   58,067,774
                                                                                --------------
POLLUTION CONTROL -- 0.1%
Waste Management, Inc.                                                 19,450   $      582,333
                                                                                --------------
PRINTING & PUBLISHING -- 0.6%
Lamar Advertising Co., "A"*                                            14,700   $      628,866
McGraw-Hill Cos., Inc.                                                 30,960        2,834,078
                                                                                --------------
                                                                                $    3,462,944
                                                                                --------------
RAILROAD & SHIPPING -- 0.2%
Burlington Northern Santa Fe Corp.                                     22,900   $    1,083,399
                                                                                --------------
RESTAURANTS -- 0.4%
Cheesecake Factory, Inc.^*                                             15,300   $      496,791
Outback Steakhouse, Inc.                                               12,010          549,818
YUM! Brands, Inc.                                                      29,420        1,388,036
                                                                                --------------
                                                                                $    2,434,645
                                                                                --------------
SPECIALTY STORES -- 4.0%
Abercrombie & Fitch Co., "A"                                           24,020   $    1,127,739
Bed Bath & Beyond, Inc.*                                               20,080          799,786
Best Buy Co., Inc.                                                     94,050        5,588,451
CarMax, Inc.^*                                                         20,580          639,009
Hot Topic, Inc.^*                                                      14,700          252,693
Lowe's Cos., Inc.                                                     122,340        7,045,561
Nordstrom, Inc.                                                        10,400          485,992
PETsMART, Inc.                                                         29,010        1,030,725
Staples, Inc.                                                          77,670        2,618,256
Tiffany & Co.                                                          37,500        1,198,875
TJX Cos., Inc.                                                         53,950        1,355,764
                                                                                --------------
                                                                                $   22,142,851
                                                                                --------------
TELECOMMUNICATIONS -- WIRELESS -- 1.5%
America Movil S.A. de C.V., ADR                                        76,990   $    4,030,426
Nokia Corp., ADR                                                       10,600          166,102
Vodafone Group PLC                                                    582,940        1,578,135
Vodafone Group PLC, ADR                                                83,953        2,298,633
                                                                                --------------
                                                                                $    8,073,296
                                                                                --------------
TELECOMMUNICATIONS -- WIRELINE -- 3.7%
ADTRAN, Inc.                                                           30,900   $      591,426
Cisco Systems, Inc.*                                                  841,717       16,245,138
Comverse Technology, Inc.*                                             23,100          564,795
Corning, Inc.*                                                         34,580          407,007
QUALCOMM, Inc.                                                         21,270          901,848
Research In Motion Ltd.^*                                              11,990          988,216
Telefonaktiebolaget LM Ericsson, ADR^*                                 20,900          658,141
                                                                                --------------
                                                                                $   20,356,571
                                                                                --------------
TELEPHONE SERVICES -- 0.2%
Sprint Corp.                                                           43,880   $    1,090,418
                                                                                --------------

TRUCKING -- 1.8%
Expeditors International of Washington, Inc.^                          13,600   $      759,968
FedEx Corp.                                                            35,070        3,454,044
United Parcel Service, Inc., "B"                                       65,450        5,593,357
                                                                                --------------
                                                                                $    9,807,369
                                                                                --------------
    Total Stocks (Identified Cost, $500,652,756)                                $  539,271,460
                                                                                --------------
COLLATERAL FOR SECURITIES LOANED -- 2.9%
Navigator Securities Lending Prime Portfolio, at Cost and
  Net Asset Value                                                  16,181,295   $   16,181,295
                                                                                --------------

ISSUER                                                           PAR AMOUNT          VALUE
REPURCHASE AGREEMENT -- 2.6%
Morgan Stanley Repurchase Agreement, 2.19%, dated 12/31/04,
  due 01/03/05, total to be received $14,364,621 (secured by various U.S. Treasury and Federal Agency obligations in a
  jointly traded account), at Cost                             $   14,362,000   $   14,362,000
                                                                                --------------
    Total Investments
      (Identified Cost, $531,196,051)                                           $  569,814,755
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- (2.6)%                                                       (14,390,511)
                                                                                --------------
    Net Assets -- 100.0%                                                        $  555,424,244
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
MID CAP VALUE SERIES
STOCKS -- 98.7%

ISSUER                                                             SHARES           VALUE
AEROSPACE -- 1.1%
Alliant Techsystems, Inc.*                                              4,000   $      261,520
                                                                                --------------
APPAREL MANUFACTURERS -- 3.0%
Kellwood Co.                                                            7,000   $      241,500
Polo Ralph Lauren Corp., "A"                                            7,000          298,200
Reebok International Ltd.                                               4,500          198,000
                                                                                --------------
                                                                                $      737,700
                                                                                --------------
AUTOMOTIVE -- 1.5%
Autoliv, Inc.                                                           4,000   $      193,200
TRW Automotive Holdings Corp.*                                          8,000          165,600
                                                                                --------------
                                                                                $      358,800
                                                                                --------------
BANKS & CREDIT COMPANIES -- 8.9%
Astoria Financial Corp.                                                 3,000   $      119,910
City National Corp.                                                     3,000          211,950
Countrywide Financial Corp.                                             8,000          296,080
First Horizon National Corp.                                            7,000          301,770
Mercantile Bankshares Corp.                                             4,000          208,800
New York Community Bancorp, Inc.                                        6,000          123,420
NewAlliance Bancshares, Inc.                                           12,000          183,600
North Fork Bancorporation, Inc.                                        10,000          288,500
Sovereign Bancorp, Inc.                                                14,000          315,700
TCF Financial Corp.                                                     4,200          134,988
                                                                                --------------
                                                                                $    2,184,718
                                                                                --------------
BIOTECHNOLOGY -- 2.3%
MedImmune, Inc.*                                                       12,000   $      325,320
Neurocrine Biosciences, Inc.*                                           4,700          231,710
                                                                                --------------
                                                                                $      557,030
                                                                                --------------
BROADCAST & CABLE TV -- 5.1%
ADVO, Inc.                                                              6,000   $      213,900
Citadel Broadcasting Corp.*                                            20,000          323,600
Cox Radio, Inc., "A"*                                                  15,000          247,200
Dex Media, Inc.                                                         8,000          199,680
Interpublic Group of Cos., Inc.*                                        6,400           85,760
R.H. Donnelley Corp.*                                                   3,000          177,150
                                                                                --------------
                                                                                $    1,247,290
                                                                                --------------
BROKERAGE & ASSET MANAGERS -- 7.9%
A.G. Edwards, Inc.                                                      5,000   $      216,050
Ameritrade Holding Corp.*                                              35,800          509,076
Federated Investors, Inc., "B"                                          5,000          152,000
Friedman, Billings, Ramsey Group, Inc., "A"                            12,000          232,680
Janus Capital Group, Inc.                                              13,000          218,530
Legg Mason, Inc.                                                        5,000          366,300
Waddell & Reed Financial, Inc., "A"                                    10,000          238,900
                                                                                --------------
                                                                                $    1,933,536
                                                                                --------------
BUSINESS SERVICES -- 2.9%
Ceridian Corp.*                                                        15,000   $      274,200
Fiserv, Inc.*                                                           7,000          281,330
WESCO International, Inc.*                                              5,000          148,200
                                                                                --------------
                                                                                $      703,730
                                                                                --------------
CHEMICALS -- 2.7%
Monsanto Co.                                                            2,000   $      111,100
Nalco Holding Co.*                                                     10,860          211,987
PPG Industries, Inc.                                                    5,000          340,800
                                                                                --------------
                                                                                $      663,887
                                                                                --------------
COMPUTER SOFTWARE -- 1.0%
Check Point Software Technologies Ltd.*                                10,000   $      246,300
                                                                                --------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.1%
Citrix Systems, Inc.*                                                  11,000   $      269,830
                                                                                --------------
CONSTRUCTION -- 2.1%
Eagle Materials, Inc.                                                   3,000   $      259,050
Pulte Homes, Inc.                                                       4,000          255,200
                                                                                --------------
                                                                                $      514,250
                                                                                --------------
CONTAINERS -- 3.4%
Owens-Illinois, Inc.*                                                  25,000   $      566,250
Smurfit-Stone Container Corp.*                                         15,000          280,200
                                                                                --------------
                                                                                $      846,450
                                                                                --------------
ELECTRICAL EQUIPMENT -- 3.1%
A.O. Smith Corp.                                                        3,900   $      116,766
Hubbell, Inc., "B"                                                      5,000          261,500
MSC Industrial Direct Co., Inc., "A"                                    5,000          179,900
W.W. Grainger, Inc.                                                     3,000          199,860
                                                                                --------------
                                                                                $      758,026
                                                                                --------------
ELECTRONICS -- 1.2%
Silicon Laboratories, Inc.*                                             8,000   $      282,480
                                                                                --------------
ENERGY -- INDEPENDENT -- 4.6%
Devon Energy Corp.                                                     10,000   $      389,200
Newfield Exploration Co.*                                               4,000          236,200
Noble Energy, Inc.                                                      4,000          246,640
Range Resources Corp.                                                  12,000          245,520
                                                                                --------------
                                                                                $    1,117,560
                                                                                --------------
FOOD & DRUG STORES -- 2.5%
Kroger Co.*                                                            20,000   $      350,800
Rite Aid Corp.*                                                        72,900          266,814
                                                                                --------------
                                                                                $      617,614
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.9%
Dean Foods Co.*                                                         8,000   $      263,600
Smithfield Foods, Inc.*                                                 7,000          207,130
                                                                                --------------
                                                                                $      470,730
                                                                                --------------
FOREST & PAPER PRODUCTS -- 2.0%
Bowater, Inc.                                                          11,000   $      483,670
                                                                                --------------
GENERAL MERCHANDISE -- 2.1%
Big Lots, Inc.*                                                        16,700   $      202,571
Family Dollar Stores, Inc.                                             10,000          312,300
                                                                                --------------
                                                                                $      514,871
                                                                                --------------
HEALTH MAINTENANCE ORGANIZATIONS -- 1.0%
CIGNA Corp.                                                             3,000   $      244,710
                                                                                --------------
INSURANCE -- 4.7%
Conseco, Inc.*                                                         18,000   $      359,100
Endurance Specialty Holdings Ltd.                                       7,000          239,400
PMI Group, Inc.                                                         7,000          292,250
Safeco Corp.                                                            5,000          261,200
                                                                                --------------
                                                                                $    1,151,950
                                                                                --------------
LEISURE & Toys -- 1.6%
Hasbro, Inc.                                                           20,000   $      387,600
                                                                                --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 4.4%
Apria Healthcare Group, Inc.*                                          10,000   $      329,500
Community Health Systems, Inc.*                                        10,000          278,800
Healthsouth Corp.*                                                     45,000          282,600
Tenet Healthcare Corp.*                                                16,800          184,464
                                                                                --------------
                                                                                $    1,075,364
                                                                                --------------
MEDICAL EQUIPMENT -- 0.5%
Invitrogen Corp.*                                                       2,000   $      134,260
                                                                                --------------
METALS & Mining -- 1.0%
Aber Diamond Corp.                                                      7,000   $      247,594
                                                                                --------------
NATURAL GAS -- DISTRIBUTION -- 2.4%
AGL Resources, Inc.                                                     6,380   $      212,071
Northwestern Corp.*                                                     5,000          140,000
Sempra Energy                                                           6,400          234,752
                                                                                --------------
                                                                                $      586,823
                                                                                --------------
OIL SERVICES -- 4.9%
Cooper Cameron Corp.*                                                   5,300   $      285,193
GlobalSantaFe Corp.                                                    12,800          423,808
Noble Corp.*                                                            5,700          283,518
Pride International, Inc.*                                             10,000          205,400
                                                                                --------------
                                                                                $    1,197,919
                                                                                --------------

ISSUER                                                             SHARES           VALUE
PERSONAL COMPUTERS & PERIPHERALS -- 1.1%
Solectron Corp.*                                                       51,000   $      271,830
                                                                                --------------
PHARMACEUTICALS -- 1.5%
Endo Pharmaceuticals Holdings, Inc.*                                   17,200   $      361,544
                                                                                --------------
PRINTING & Publishing -- 3.0%
Lamar Advertising Co., "A"*                                             6,700   $      286,626
Media General, Inc., "A"                                                7,000          453,670
                                                                                --------------
                                                                                $      740,296
                                                                                --------------
RAILROAD & SHIPPING -- 0.5%
CSX Corp.                                                               3,000   $      120,240
                                                                                --------------
REAL ESTATE -- 1.4%
Crescent Real Estate Equities Co.                                       9,600   $      175,296
SL Green Realty Corp.                                                   3,000          181,650
                                                                                --------------
                                                                                $      356,946
                                                                                --------------
RESTAURANTS -- 1.1%
Wendy's International, Inc.                                             7,000   $      274,820
                                                                                --------------
SPECIALTY CHEMICALS -- 1.0%
Lyondell Chemical Co.                                                   8,500   $      245,820
                                                                                --------------
SPECIALTY STORES -- 1.7%
OfficeMax, Inc.                                                         5,000   $      156,900
Sports Authority, Inc.*                                                10,000          257,500
                                                                                --------------
                                                                                $      414,400
                                                                                --------------
TELECOMMUNICATIONS -- WIRELINE -- 2.0%
ADC Telecommunications, Inc.*                                         125,000   $      335,000
Scientific-Atlanta, Inc.                                                5,000          165,050
                                                                                --------------
                                                                                $      500,050
                                                                                --------------
TELEPHONE SERVICES -- 2.3%
CenturyTel, Inc.                                                        6,000   $      212,820
IDT Corp., "B"*                                                        17,000          263,160
Telus Corp. (Non Voting)                                                2,910           84,234
                                                                                --------------
                                                                                $      560,214
                                                                                --------------
TRUCKING -- 0.5%
CNF, Inc.                                                               2,600   $      130,260
                                                                                --------------
UTILITIES -- ELECTRIC POWER -- 1.7%
Calpine Corp.*                                                         38,700   $      152,478
FPL Group, Inc.                                                         1,800          134,550
PPL Corp.                                                               2,600          138,528
                                                                                --------------
                                                                                $      425,556
                                                                                --------------
    Total Stocks (Identified Cost, $21,417,360)                                 $   24,198,188
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.3%                                                             309,495
                                                                                --------------
    Net Assets -- 100.0%                                                        $   24,507,683
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
NEW DISCOVERY SERIES
STOCKS -- 98.5%

ISSUER                                                             SHARES           VALUE
AEROSPACE -- 1.2%
Engineered Support Systems, Inc.                                       20,600   $    1,219,932
Esterline Technologies Corp.*                                          16,600          541,990
Hexcel Corp.^*                                                         32,100          465,450
KVH Industries, Inc.^*                                                119,460        1,170,708
Teledyne Technologies, Inc.^*                                          17,200          506,196
                                                                                --------------
                                                                                $    3,904,276
                                                                                --------------
AIRLINES -- 0.5%
AirTran Holdings, Inc.^*                                               57,420   $      614,394
easyJet Airline Co. Ltd.*                                             230,820          830,587
                                                                                --------------
                                                                                $    1,444,981
                                                                                --------------
APPAREL MANUFACTURERS -- 1.0%
Carter's, Inc.*                                                        18,350   $      623,716
Reebok International Ltd.                                              27,930        1,228,920
Timberland Co., "A"*                                                   22,630        1,418,222
                                                                                --------------
                                                                                $    3,270,858
                                                                                --------------
AUTOMOTIVE -- 0.5%
CLARCOR, Inc.                                                          28,700   $    1,571,899
                                                                                --------------
BANKS & CREDIT COMPANIES -- 7.4%
Advance America, Cash Advance Centers, Inc.*                           49,140   $    1,125,306
Alabama National BanCorp                                                6,800          438,600
Bank Mutual Corp.^                                                     12,100          147,257
BankUnited Financial Corp., "A"*                                       41,200        1,316,340
Cathay General Bancorp, Inc.                                           28,400        1,065,000
Collegiate Funding Services, Inc.^*                                    59,100          832,719
East West Bancorp, Inc.                                                29,200        1,225,232
Education Lending Group, Inc.^*                                       119,170        1,848,327
First BanCorp Puerto Rico                                              12,900          819,279
Glacier Bancorp, Inc.                                                  12,600          428,904
Hanmi Financial Corp.^                                                 26,400          948,816
Harbor Florida Bancshares, Inc.                                        27,700          958,697
Investors Financial Services Corp.^                                    29,100        1,454,418
MetroCorp Bancshares, Inc.                                             15,800          351,708
Nara Bancorp, Inc.^                                                    49,400        1,050,738
NewAlliance Bancshares, Inc.^                                         152,400        2,331,720
Partners Trust Financial Group, Inc.                                   98,545        1,148,049
Provident Financial Services, Inc.                                     33,700          652,769
QC Holdings, Inc.^*                                                    26,300          503,908
Southwest Bancorp, Inc.^                                               32,700          761,583
Sterling Bancshares, Inc.                                              54,160          772,863
UCBH Holdings, Inc.^                                                   31,400        1,438,748
W Holding Co., Inc.                                                    37,332          856,396
Wintrust Financial Corp.^                                              14,900          848,704
                                                                                --------------
                                                                                $   23,326,081
                                                                                --------------
BIOTECHNOLOGY -- 6.2%
Affymetrix, Inc.^*                                                     45,060   $    1,646,943
CV Therapeutics, Inc.^*                                                34,200          786,600
Cypress Bioscience, Inc.*                                              94,640        1,330,638
Encysive Pharmaceuticals, Inc.*                                       171,150        1,699,520
Gen-Probe, Inc.*                                                      102,970        4,655,274
Incyte Corp.^*                                                         47,600          475,524
Keryx Biopharmaceuticals, Inc.^*                                       83,340          964,244
MannKind Corp.^*                                                       64,150        1,010,363
Martek Biosciences Corp.^*                                             15,100          773,120
Neurochem, Inc.^*                                                      85,860        1,505,126
Neurocrine Biosciences, Inc.^*                                         23,610        1,163,973
Onyx Pharmaceuticals, Inc.^*                                            6,400          207,296
Vasogen, Inc.^*                                                       280,780        1,431,978
Vicuron Pharmaceuticals, Inc.^*                                       103,730        1,805,939
                                                                                --------------
                                                                                $   19,456,538
                                                                                --------------
BROADCAST & CABLE TV -- 3.6%
ADVO, Inc.^                                                            41,950   $    1,495,517
Citadel Broadcasting Corp.^*                                           90,110        1,457,980
Gemstar-TV Guide International, Inc.*                                 188,520        1,116,038

ISSUER                                                             SHARES           VALUE
BROADCAST & CABLE TV -- continued
R.H. Donnelley Corp.*                                                  63,251   $    3,734,972
Radio One, Inc., "A"*                                                 142,310        2,291,191
Saga Communications, Inc., "A"^*                                       35,500          598,175
Salem Communications Corp., "A"*                                       22,330          557,134
                                                                                --------------
                                                                                $   11,251,007
                                                                                --------------
BROKERAGE & ASSET MANAGERS -- 0.5%
MarketAxess Holdings, Inc.*                                            91,730   $    1,560,327
                                                                                --------------
BUSINESS SERVICES -- 10.8%
Alliance Data Systems Corp.*                                           40,200   $    1,908,696
BlueLinx Holdings, Inc.^*                                             106,570        1,542,068
Bright Horizons Family Solutions, Inc.^*                               28,300        1,832,708
CACI International, Inc., "A"^*                                        25,800        1,757,754
Charles River Associates, Inc.^*                                        9,410          440,106
Concur Technologies, Inc.*                                             82,940          738,995
Corporate Executive Board Co.^                                         28,270        1,892,394
CoStar Group, Inc.^*                                                   54,650        2,523,737
Digitas, Inc.^*                                                       111,930        1,068,931
Euronet Worldwide, Inc.*                                               20,000          520,400
Getty Images, Inc.^*                                                   18,300        1,259,955
Global Payments, Inc.^                                                 32,863        1,923,800
Harris Interactive, Inc.*                                             372,540        2,943,066
Labor Ready, Inc.^*                                                    59,200        1,001,664
Laureate Education, Inc.^*                                             11,400          502,626
SCP Pool Corp.^                                                        17,950          572,605
SIRVA, Inc.*                                                          129,350        2,486,107
Stamps.com, Inc.                                                       37,900          600,336
UAP Holding Corp.*                                                     53,700          927,399
Ultimate Software Group, Inc.^*                                       158,390        2,008,385
Universal Technical Institute, Inc.*                                  104,880        3,998,026
ValueClick, Inc.*                                                      48,800          650,504
WESCO International, Inc.*                                             30,900          915,876
                                                                                --------------
                                                                                $   34,016,138
                                                                                --------------
CHEMICALS -- 0.1%
Terra Industries, Inc.^*                                               44,400   $      394,272
                                                                                --------------
COMPUTER SOFTWARE -- 4.7%
Altiris, Inc.^*                                                        21,600   $      765,288
ANSYS, Inc.*                                                           22,600          724,556
Business Objects S.A., ADR^*                                          121,650        3,082,611
FileNet Corp.^*                                                        30,700          790,832
Kronos, Inc.*                                                          14,200          726,046
Macromedia, Inc.*                                                      38,000        1,182,560
MicroStrategy, Inc., "A"*                                              49,650        2,991,413
Open Solutions, Inc.*                                                  52,440        1,361,342
Opsware, Inc.^*                                                       115,760          849,678
Retalix Ltd.^*                                                         37,730          824,778
SERENA Software, Inc.^*                                                67,080        1,451,611
                                                                                --------------
                                                                                $   14,750,715
                                                                                --------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.1%
MICROS Systems, Inc.*                                                  10,900   $      850,854
National Instruments Corp.^                                            78,650        2,143,213
SS&C Technologies, Inc.                                                17,270          356,626
                                                                                --------------
                                                                                $    3,350,693
                                                                                --------------
CONSTRUCTION -- 1.3%
Eagle Materials, Inc.^                                                 36,800   $    3,177,680
Simpson Manufacturing, Inc.                                            24,300          848,070
                                                                                --------------
                                                                                $    4,025,750
                                                                                --------------
CONSUMER GOODS & SERVICES -- 3.6%
Ace Cash Express, Inc.*                                                26,000   $      771,160
Career Education Corp.*                                                36,540        1,461,600
Corinthian Colleges, Inc.^*                                            69,926        1,317,755
First Marblehead Corp.^*                                               20,160        1,134,000
Nu Skin Enterprises, Inc., "A"^                                        22,700          576,126
PlanetOut, Inc.*                                                       56,460          767,856
RC2 Corp.^*                                                            13,700   $      446,620
Strayer Education, Inc.^                                               31,110        3,415,567
Yankee Candle Co., Inc.*                                               37,200        1,234,296
                                                                                --------------
                                                                                $   11,124,980
                                                                                --------------
ELECTRICAL EQUIPMENT -- 1.8%
A.O. Smith Corp.^                                                      22,120   $      662,273
CUNO, Inc.*                                                            11,300          671,220
Littelfuse, Inc.^*                                                     41,300        1,410,808
MSC Industrial Direct Co., Inc., "A"                                   84,140        3,027,357
                                                                                --------------
                                                                                $    5,771,658
                                                                                --------------
ELECTRONICS -- 11.5%
American Superconductor Corp.^*                                       162,410   $    2,418,285
Amphenol Corp., "A"                                                    32,600        1,197,724
Applied Films Corp.^*                                                  98,330        2,119,995
ATMI, Inc.^*                                                           62,780        1,414,433
DSP Group, Inc.*                                                      210,160        4,692,873
Exar Corp.*                                                            27,000          383,130
Excel Technology, Inc.^*                                               25,400          660,400
Hutchinson Technology, Inc.^*                                           4,000          138,280
Integrated Circuit Systems, Inc.^*                                    124,460        2,603,703
Integrated Device Technology, Inc.*                                    30,700          354,892
Micrel, Inc.^*                                                         91,700        1,010,534
Microsemi Corp.*                                                          900           15,624
MKS Instruments, Inc.*                                                 51,860          962,003
OmniVision Technologies, Inc.^*                                        82,350        1,511,123
Photon Dynamics, Inc.^*                                                51,400        1,247,992
PMC-Sierra, Inc.^*                                                    246,540        2,773,575
PowerDsine Ltd.*                                                      134,480        1,845,066
Silicon Image, Inc.^*                                                  41,075          676,095
Silicon Laboratories, Inc.^*                                          243,540        8,599,397
Zarlink Semiconductor, Inc.*                                          573,620        1,451,259
                                                                                --------------
                                                                                $   36,076,383
                                                                                --------------
ENERGY -- INDEPENDENT -- 1.1%
Edge Petroleum Corp.*                                                  20,160   $      293,933
Gasco Energy, Inc.^*                                                  102,100          434,946
Houston Exploration Co.*                                               11,300          636,303
Quicksilver Resources, Inc.^*                                          24,800          912,144
Stone Energy Corp.^*                                                   12,900          581,661
Unit Corp.*                                                            12,100          462,341
                                                                                --------------
                                                                                $    3,321,328
                                                                                --------------
ENGINEERING -- CONSTRUCTION -- 0.4%
InfraSource Services, Inc.^*                                          100,050   $    1,300,650
                                                                                --------------
FOOD & DRUG STORES -- 0.5%
Wild Oats Markets, Inc.^*                                             170,240   $    1,499,814
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.3%
United Natural Foods, Inc.*                                            27,500   $      855,250
                                                                                --------------
FOREST & PAPER PRODUCTS -- 0.2%
Bowater, Inc.^                                                         16,040   $      705,279
                                                                                --------------
FURNITURE & APPLIANCES -- 0.6%
Select Comfort Corp.^*                                                 20,500   $      367,770
Tempur-Pedic International, Inc.^*                                     41,700          884,040
Toro Co.                                                                9,200          748,420
                                                                                --------------
                                                                                $    2,000,230
                                                                                --------------
GAMING & LODGING -- 1.9%
Aztar Corp.*                                                           42,400   $    1,480,608
Fairmont Hotels Resorts, Inc.^                                         16,100          557,704
WMS Industries, Inc.^*                                                111,810        3,750,107
                                                                                --------------
                                                                                $    5,788,419
                                                                                --------------
GENERAL MERCHANDISE -- 0.5%
99 Cents Only Stores^*                                                 89,570   $    1,447,451
                                                                                --------------
HEALTH MAINTENANCE ORGANIZATIONS -- 0.7%
AMERIGROUP Corp.*                                                       5,300   $      400,998
Molina Healthcare, Inc.*                                                9,100          422,058

ISSUER                                                             SHARES           VALUE
HEALTH MAINTENANCE ORGANIZATIONS -- continued
Sierra Health Services, Inc.^*                                         10,600   $      584,166
WellCare Health Plans, Inc.*                                           22,500          731,250
                                                                                --------------
                                                                                $    2,138,472
                                                                                --------------
INTERNET -- 2.2%
Ariba, Inc.^*                                                         255,070   $    4,234,162
InfoSpace, Inc.^*                                                      47,200        2,244,360
Ninetowns Digital World Trade Holdings Ltd., ADR*                      47,800          513,850
                                                                                --------------
                                                                                $    6,992,372
                                                                                --------------
LEISURE & TOYS -- 2.0%
Activision, Inc.*                                                      95,390   $    1,924,970
Take-Two Interactive Software, Inc.^*                                  48,600        1,690,794
THQ, Inc.^*                                                           116,900        2,681,686
                                                                                --------------
                                                                                $    6,297,450
                                                                                --------------
MACHINERY & TOOLS -- 2.5%
Actuant Corp., "A"*                                                    16,000   $      834,400
Bucyrus International, Inc.                                            15,100          613,664
Cognex Corp.^                                                         105,650        2,947,635
IDEX Corp.                                                             19,700          797,850
Lincoln Electric Holdings, Inc.                                        23,200          801,328
RTI International Metals, Inc.^*                                       44,100          905,814
Terex Corp.*                                                           17,600          838,640
                                                                                --------------
                                                                                $    7,739,331
                                                                                --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 2.0%
Advisory Board Co.^*                                                   18,310   $      675,273
Cerner Corp.^*                                                          2,700          143,559
LifePoint Hospitals, Inc.^*                                            47,000        1,636,540
Omnicell, Inc.^*                                                      173,030        1,903,330
TriZetto Group, Inc.*                                                  79,290          753,255
VistaCare, Inc., "A"^*                                                 65,990        1,097,414
                                                                                --------------
                                                                                $    6,209,371
                                                                                --------------
MEDICAL EQUIPMENT -- 11.2%
Align Technology, Inc.^*                                               71,200   $      765,400
AngioDynamics, Inc.*                                                    9,600          212,640
Aspect Medical Systems, Inc.*                                         178,300        4,361,218
Closure Medical Corp.*                                                 20,890          407,355
Conceptus, Inc.^*                                                     169,710        1,377,197
Cyberonics, Inc.^*                                                     18,000          372,960
Cytyc Corp.*                                                          168,246        4,638,542
DJ Orthopedics, Inc.^*                                                 78,250        1,676,115
EPIX Pharmaceuticals, Inc.^*                                           30,800          551,628
Fisher Scientific International, Inc.^*                                23,650        1,475,287
FoxHollow Technologies, Inc.^*                                         57,790        1,421,056
Hogy Medical Co. Ltd.                                                  35,300        1,655,519
IDEXX Laboratories, Inc.^*                                             57,993        3,165,838
Integra LifeSciences Holdings Corp.^*                                  23,400          864,162
Mentor Corp.^                                                          24,100          813,134
Millipore Corp.*                                                       30,830        1,535,642
Penwest Pharmaceuticals Co.^*                                          62,030          741,879
PolyMedica Corp.^                                                      24,100          898,689
Sybron Dental Specialties, Inc.*                                       18,100          640,378
Thoratec Corp.^*                                                      234,260        2,440,989
Ventana Medical Systems, Inc.^*                                        64,950        4,156,151
Viasys Healthcare, Inc.*                                               10,220          194,180
VNUS Medical Technologies, Inc.^*                                      52,630          711,558
                                                                                --------------
                                                                                $   35,077,517
                                                                                --------------
METALS & MINING -- 0.5%
Aber Diamond Corp.^                                                    47,430   $    1,673,283
                                                                                --------------
OIL SERVICES -- 1.6%
Atwood Oceanics, Inc.*                                                 12,700   $      661,670
Cal Dive International, Inc.^*                                         26,500        1,079,875
Grey Wolf, Inc.^*                                                     166,000          874,820
Lone Star Technologies, Inc.*                                          28,000          936,880
Maverick Tube Corp.^*                                                  29,000   $      878,700
Superior Energy Services, Inc.^*                                       33,400          514,694
                                                                                --------------
                                                                                $    4,946,639
                                                                                --------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.3%
Maxtor Corp.^*                                                        154,900   $      820,970
                                                                                --------------
PHARMACEUTICALS -- 2.7%
Auxilium Pharmaceuticals, Inc.*                                       141,000   $    1,233,750
Connetics Corp.^*                                                      17,600          427,504
Corcept Therapeutics, Inc.*                                            34,350          214,687
Inspire Pharmaceuticals, Inc.*                                         87,530        1,467,878
Medicis Pharmaceutical Corp., "A"^                                    114,830        4,031,681
PRA International*                                                     37,850          937,923
                                                                                --------------
                                                                                $    8,313,423
                                                                                --------------
POLLUTION CONTROL -- 0.3%
Waste Connections, Inc.^*                                              24,300   $      832,275
                                                                                --------------
PRINTING & PUBLISHING -- 0.2%
Playboy Enterprises, Inc.,"B"^*                                        59,320   $      729,043
                                                                                --------------
RAILROAD & SHIPPING -- 0.3%
Arlington Tankers Ltd.*                                                17,700   $      406,215
Tidewater, Inc.^                                                       13,800          491,418
                                                                                --------------
                                                                                $      897,633
                                                                                --------------
REAL ESTATE -- 0.5%
CB Richard Ellis Group, Inc.*                                          26,800   $      899,140
Saxon Capital, Inc.                                                    31,700          760,483
                                                                                --------------
                                                                                $    1,659,623
                                                                                --------------
RESTAURANTS -- 1.1%
P.F. Chang's China Bistro, Inc.^*                                      30,200   $    1,701,770
Rare Hospitality International, Inc.^*                                 27,200          866,592
Sonic Corp.*                                                           32,000          976,000
                                                                                --------------
                                                                                $    3,544,362
                                                                                --------------
SPECIAL PRODUCTS & Services -- 0.5%
Ceradyne, Inc.^*                                                        7,485   $      428,217
Headwaters, Inc.^*                                                     18,700          532,950
Mine Safety Appliances Co.^                                            11,700          593,190
                                                                                --------------
                                                                                $    1,554,357
                                                                                --------------
SPECIALTY CHEMICALS -- 0.8%
Airgas, Inc.                                                           32,000   $      848,320
Cytec Industries, Inc.                                                 19,500        1,002,690
Georgia Gulf Corp.                                                     15,400          766,920
                                                                                --------------
                                                                                $    2,617,930
                                                                                --------------
SPECIALTY STORES -- 4.2%
1-800-Flowers.com, Inc., "A"*                                          40,000   $      336,400
A.C. Moore Arts & Crafts, Inc.^*                                       16,400          472,484
Audible, Inc.*                                                         42,070        1,095,923
Celebrate Express, Inc.*                                               36,170          687,230
Coldwater Creek, Inc.*                                                 27,050          835,033
Finish Line, Inc., "A"^                                                80,400        1,471,320
GameStop Corp.^*                                                       33,500          749,060
Grupo Elektra S.A. de C.V                                              82,000          761,371
Regis Corp.                                                            47,400        2,187,510
Tractor Supply Co.^*                                                   46,540        1,731,753
Tuesday Morning Corp.^*                                                38,600        1,182,318
West Marine, Inc.^*                                                    66,510        1,646,123
                                                                                --------------
                                                                                $   13,156,525
                                                                                --------------
TELECOMMUNICATIONS -- WIRELINE -- 1.8%
ADTRAN, Inc.                                                           13,900   $      266,046
AudioCodes Ltd.*                                                      100,910        1,676,115
Blue Coat Systems, Inc.^*                                              77,830        1,448,416
Tekelec^*                                                              49,600        1,013,824
ViaSat, Inc.*                                                          52,600        1,276,602
                                                                                --------------
                                                                                $    5,681,003
                                                                                --------------

ISSUER                                                             SHARES           VALUE
TELEPHONE SERVICES -- 0.9%
Arbinet-thexchange, Inc.*                                               6,960   $      172,956
SpectraSite, Inc.^*                                                    47,200        2,732,880
                                                                                --------------
                                                                                $    2,905,836
                                                                                --------------
TRUCKING -- 0.9%
Arkansas Best Corp.^                                                    8,800   $      395,032
CNF, Inc.                                                               9,400          470,940
EGL, Inc.^*                                                            13,100          391,559
Landstar Systems, Inc.^*                                               13,200          972,048
UTI Worldwide, Inc.^                                                   10,700          727,814
                                                                                --------------
                                                                                $    2,957,393
                                                                                --------------
    Total Stocks (Identified Cost, $264,666,937)                                $  308,959,785
                                                                                --------------
COLLATERAL FOR SECURITIES LOANED -- 23.0%
Navigator Securities Lending Prime Portfolio, at Cost and
  Net Asset Value                                                  72,361,907   $   72,361,907
                                                                                --------------

                                                                 PAR AMOUNT
REPURCHASE AGREEMENT -- 1.1%
Morgan Stanley, 2.19%, dated 12/31/04, due 01/03/05, total
  to be received $3,344,610 (secured by various U.S.
  Treasury and Federal Agency obligations in a jointly
  traded account), at Cost                                     $    3,344,000   $    3,344,000
                                                                                --------------
    Total Investments
      (Identified Cost, $340,372,844)                                           $  384,665,692
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- (22.6)%                                                      (70,907,145)
                                                                                --------------
    Net Assets -- 100.0%                                                        $  313,758,547
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
RESEARCH INTERNATIONAL SERIES
STOCKS -- 99.2%

ISSUER                                                             SHARES           VALUE
AIRLINES -- 0.9%
Air China Ltd.*                                                     1,370,000   $      528,750
easyJet Airline Co. Ltd.*                                             229,280          825,045
                                                                                --------------
                                                                                $    1,353,795
                                                                                --------------
ALCOHOLIC BEVERAGES -- 1.6%
Diageo PLC                                                            170,370   $    2,426,128
                                                                                --------------
APPAREL MANUFACTURERS -- 0.7%
Burberry Group PLC                                                    135,770   $    1,043,470
                                                                                --------------
AUTOMOTIVE -- 3.3%
Aisin Seiki Co. Ltd.                                                   28,000   $      706,981
Bayerische Motoren Werke AG^                                           32,470        1,460,156
Compagnie Generale des Etablissements Michelin^                        18,500        1,182,499
PSA Peugeot Citroen S.A.^                                              23,990        1,517,491
                                                                                --------------
                                                                                $    4,867,127
                                                                                --------------
BANKS & CREDIT COMPANIES -- 21.4%
Aiful Corp.                                                            20,100   $    2,204,106
Anglo Irish Bank Corp. PLC                                             64,258        1,551,878
Banco Bilbao Vizcaya Argentaria S.A.^                                 113,550        2,007,135
Barclays PLC                                                          170,900        1,919,426
BNP Paribas^                                                           31,280        2,258,254
Credit Agricole S.A.^                                                  63,067        1,896,418
DBS Group Holdings Ltd.                                               124,000        1,222,685
DEPFA Bank PLC                                                         53,510          895,119
Erste Bank der oesterreichischen Sparkassen AG                         33,730        1,795,510
Grupo Financiero Inbursa S.A. de C.V.                                 420,280          773,297
Hana Bank                                                              28,330          706,061
Housing Development Finance Corp. Ltd.                                 39,790          704,812
Mitsubishi Tokyo Financial Group, Inc.                                    120        1,214,303
OTP Bank Ltd., GDR                                                     31,720        1,934,920
Powszechna Kasa Oszczednosci Bank Polski S.A.*                        116,350        1,071,036
Royal Bank of Scotland Group PLC                                       95,180        3,196,035
Takefuji Corp.                                                         35,790        2,413,279
UBS AG                                                                 31,691        2,647,743
UFJ Holdings, Inc.                                                        197        1,190,338
                                                                                --------------
                                                                                $   31,602,355
                                                                                --------------
BROADCAST & CABLE TV -- 1.4%
Grupo Televisa S.A., ADR                                               34,350   $    2,078,175
News Corp., Inc., "B"^                                                  1,120           21,452
                                                                                --------------
                                                                                $    2,099,627
                                                                                --------------
BUSINESS SERVICES -- 2.4%
Manpower, Inc.                                                         17,490   $      844,767
SOFTBANK CORP.^                                                        55,100        2,675,252
                                                                                --------------
                                                                                $    3,520,019
                                                                                --------------
CHEMICALS -- 0.8%
Syngenta AG                                                            11,722   $    1,240,760
                                                                                --------------
CONSTRUCTION -- 3.1%
Italcementi S.p.A.^                                                    34,870   $      398,161
Italcementi S.p.A. -- Ordinary                                         21,230          340,759
Sekisui Chemical Co. Ltd.                                             314,000        2,288,358
Siam Cement Public Co. Ltd.                                           212,700        1,510,140
                                                                                --------------
                                                                                $    4,537,418
                                                                                --------------
CONSUMER GOODS & SERVICES -- 1.5%
Reckitt Benckiser PLC                                                  72,910   $    2,199,498
                                                                                --------------
ELECTRONICS -- 6.1%
CANON, Inc.^                                                           39,000   $    2,098,468
Funai Electric Co. Ltd.                                                 9,400        1,163,396
Samsung Electronics Co. Ltd.                                            5,390        2,345,629
Seiko Epson Corp.^                                                     75,600        3,354,279
                                                                                --------------
                                                                                $    8,961,772
                                                                                --------------
ENERGY -- INDEPENDENT -- 1.0%
EnCana Corp.*                                                          25,910   $    1,476,685
                                                                                --------------

ISSUER                                                             SHARES           VALUE
ENERGY -- INTEGRATED -- 6.2%
BP PLC, ADR                                                            55,521   $    3,242,426
China Petroleum & Chemical Corp.                                    2,138,000          873,299
MOL Magyar Olaj-es Gazipari Rt., GDR                                   15,150        1,090,800
Statoil A.S.A.                                                         87,100        1,359,719
TOTAL S.A.^                                                            12,100        2,633,784
                                                                                --------------
                                                                                $    9,200,028
                                                                                --------------
FOOD & DRUG STORES -- 0.5%
Lawson, Inc.                                                           20,500   $      753,977
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.2%
China Mengniu Dairy Co. Ltd.*                                       1,199,000   $      940,937
CoolBrands International, Inc.*                                        17,780          135,111
Nestle S.A.                                                             8,287        2,160,248
                                                                                --------------
                                                                                $    3,236,296
                                                                                --------------
FOREST & PAPER PRODUCTS -- 1.1%
Aracruz Celulose S.A., ADR                                             40,790   $    1,537,783
                                                                                --------------
GAMING & LODGING -- 0%
Star Cruises Ltd.                                                     213,000   $       48,990
                                                                                --------------
INSURANCE -- 4.3%
Aviva PLC                                                             194,039   $    2,335,503
AXA^                                                                  103,820        2,556,547
Riunione Adriatica di Sicurta S.p.A.                                   67,270        1,516,190
                                                                                --------------
                                                                                $    6,408,240
                                                                                --------------
LEISURE & TOYS -- 1.6%
Nintendo Co. Ltd.                                                      18,900   $    2,366,753
                                                                                --------------
MACHINERY & TOOLS -- 5.5%
Atlas Copco AB, "A"                                                    35,160   $    1,583,974
Hyundai Mobis                                                          27,300        1,727,347
Mitsui Mining & Smelting Co. Ltd.                                     508,000        2,234,162
Sandvik AB^                                                            62,070        2,498,012
                                                                                --------------
                                                                                $    8,043,495
                                                                                --------------
MEDICAL EQUIPMENT -- 0.6%
Synthes, Inc.                                                           7,240   $      808,850
                                                                                --------------
METALS & MINING -- 2.4%
Aber Diamond Corp.*                                                    11,300   $      399,688
Anglo American PLC                                                     62,990        1,487,353
Companhia Vale do Rio Doce, ADR                                        54,830        1,590,618
                                                                                --------------
                                                                                $    3,477,659
                                                                                --------------
NATURAL GAS -- DISTRIBUTION -- 1.5%
Tokyo Gas Co. Ltd.^                                                   550,000   $    2,247,628
                                                                                --------------
OIL SERVICES -- 0.8%
Thai Oil PLC*                                                         922,070   $    1,209,692
                                                                                --------------
PHARMACEUTICALS -- 7.6%
AstraZeneca PLC                                                        65,150   $    2,358,729
Chugai Pharmaceutical Co. Ltd.^                                        82,300        1,356,519
Roche Holdings AG                                                      26,000        2,982,169
Sanofi-Aventis^                                                        24,450        1,947,310
Tanabe Seiyaku Co. Ltd.                                               161,000        1,654,254
Yamanouchi Pharma Ltd.^                                                23,200          900,686
                                                                                --------------
                                                                                $   11,199,667
                                                                                --------------
PRINTING & PUBLISHING -- 2.6%
Reed Elsevier PLC                                                     150,580   $    1,386,732
Yell Group PLC                                                        296,870        2,503,518
                                                                                --------------
                                                                                $    3,890,250
                                                                                --------------
REAL ESTATE -- 2.0%
Hypo Real Estate Holding AG*                                           31,200   $    1,288,942
Leopalace21 Corp.^                                                     97,800        1,716,674
                                                                                --------------
                                                                                $    3,005,616
                                                                                --------------
SPECIALTY CHEMICALS -- 1.2%
Asahi Glass Co. Ltd.^                                                 132,000   $    1,451,326
Kaneka Corp.                                                           29,000          327,317
                                                                                --------------
                                                                                $    1,778,643
                                                                                --------------
SPECIALTY STORES -- 2.3%
Esprit Holdings Ltd.                                                  106,000   $      640,937
Grupo Elektra S.A. de C.V.                                             90,590          841,129
Kingfisher PLC                                                        309,773        1,839,021
                                                                                --------------
                                                                                $    3,321,087
                                                                                --------------
TELECOMMUNICATIONS -- WIRELESS -- 3.5%
America Movil S.A. de C.V., ADR                                        33,120   $    1,733,832
Vodafone Group PLC                                                  1,281,320        3,468,788
                                                                                --------------
                                                                                $    5,202,620
                                                                                --------------
TELEPHONE SERVICES -- 5.8%
Bharti Tele-Ventures Ltd.*                                            248,170   $    1,237,120
Brasil Telecom Participacoes S.A., ADR                                 27,280        1,040,732
Deutsche Telekom AG^                                                  113,460        2,558,797
Hanaro Telecom, Inc.*                                                 270,930          841,422
Royal KPN N.V.                                                        259,650        2,458,354
ZTE Corp.*                                                            136,200          440,683
                                                                                --------------
                                                                                $    8,577,108
                                                                                --------------
TOBACCO -- 1.2%
Altadis S.A.^                                                          20,950   $      956,297
Swedish Match AB                                                       67,900          785,124
                                                                                --------------
                                                                                $    1,741,421
                                                                                --------------
UTILITIES -- ELECTRIC POWER -- 2.1%
Suez S.A.^                                                            114,740   $    3,049,248
                                                                                --------------
    Total Stocks (Identified Cost, $121,952,803)                                $  146,433,705
                                                                                --------------

                                                                 PAR AMOUNT
SHORT-TERM OBLIGATION -- 1.1%
UBS Finance, Inc., 2.23%, due 1/03/05, at Amortized Cost++     $    1,590,000   $    1,589,803
                                                                                --------------

                                                                   SHARES
COLLATERAL FOR SECURITIES LOANED -- 20.5%
Navigator Securities Lending Prime Portfolio, at Cost and
  Net Asset Value                                                  30,298,038   $   30,298,038
                                                                                --------------
    Total Investments
      (Identified Cost, $153,840,644)                                           $  178,321,546
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- (20.8)%                                                      (30,708,739)
                                                                                --------------
    Net Assets -- 100.0%                                                        $  147,612,807
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
STRATEGIC GROWTH SERIES
STOCKS -- 97.9%

ISSUER                                                             SHARES           VALUE
APPAREL MANUFACTURERS -- 1.1%
Reebok International Ltd.                                              22,290   $      980,760
                                                                                --------------
BANKS & CREDIT COMPANIES -- 4.2%
American Express Co.                                                   26,040   $    1,467,875
Citigroup, Inc.                                                        32,240        1,553,323
Northern Trust Corp.                                                   13,150          638,827
                                                                                --------------
                                                                                $    3,660,025
                                                                                --------------
BIOTECHNOLOGY -- 6.3%
Amgen, Inc.*                                                           18,670   $    1,197,680
Genentech, Inc.*                                                        8,840          481,250
Genzyme Corp.*                                                         29,750        1,727,582
Gilead Sciences, Inc.*                                                 18,040          631,220
ImClone Systems, Inc.^*                                                18,050          831,744
MedImmune, Inc.*                                                       23,230          629,765
                                                                                --------------
                                                                                $    5,499,241
                                                                                --------------
BROADCAST & CABLE TV -- 8.4%
Clear Channel Communications, Inc.                                      5,210   $      174,483
Comcast Corp., "Special A"*                                            29,400          965,496
Cox Radio, Inc., "A"*                                                  10,410          171,557
Entercom Communications Corp., "A"*                                     5,170          185,551
Grupo Televisa S.A., ADR                                                8,440          510,620
News Corp., "A"                                                        54,930        1,024,994
Time Warner, Inc.*                                                     43,110          838,058
Univision Communications, Inc., "A"*                                   16,960          496,419
Viacom, Inc., "B"                                                      43,733        1,591,444
Walt Disney Co.                                                        30,030          834,834
Westwood One, Inc.*                                                    23,290          627,200
                                                                                --------------
                                                                                $    7,420,656
                                                                                --------------
BROKERAGE & ASSET MANAGERS -- 1.2%
Goldman Sachs Group, Inc.                                               2,680   $      278,827
Mellon Financial Corp.                                                 12,260          381,409
Merrill Lynch & Co., Inc.                                               6,410          383,126
                                                                                --------------
                                                                                $    1,043,362
                                                                                --------------
BUSINESS SERVICES -- 3.6%
Accenture Ltd., "A"*                                                   53,820   $    1,453,140
Fiserv, Inc.*                                                          21,670          870,917
Getty Images, Inc.*                                                     4,320          297,432
Monster Worldwide, Inc.*                                               14,950          502,918
                                                                                --------------
                                                                                $    3,124,407
                                                                                --------------
COMPUTER SOFTWARE -- 10.2%
Akamai Technologies, Inc.^*                                            33,100   $      431,293
Amdocs Ltd.*                                                           22,570          592,463
Ascential Software Corp.*                                               5,840           95,250
Check Point Software Technologies Ltd.*                                16,150          397,775
Mercury Interactive Corp.*                                             30,260        1,378,343
Microsoft Corp.                                                       117,410        3,136,021
Oracle Corp.*                                                         103,450        1,419,334
VERITAS Software Corp.*                                                52,389        1,495,706
                                                                                --------------
                                                                                $    8,946,185
                                                                                --------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.8%
Citrix Systems, Inc.*                                                  25,930   $      636,063
Dell, Inc.*                                                            63,350        2,669,569
International Business Machines Corp.                                   9,110          898,064
                                                                                --------------
                                                                                $    4,203,696
                                                                                --------------
CONSUMER GOODS & SERVICES -- 3.0%
Avon Products, Inc.                                                    20,490   $      792,963
Career Education Corp.*                                                 3,230          129,200
Procter & Gamble Co.                                                   31,340        1,726,207
                                                                                --------------
                                                                                $    2,648,370
                                                                                --------------
ELECTRICAL EQUIPMENT -- 3.6%
Cooper Industries Ltd., "A"                                            10,490   $      712,166
Emerson Electric Co.                                                    6,370          446,537
General Electric Co.                                                   16,480          601,520
Tyco International Ltd.                                                39,550        1,413,517
                                                                                --------------
                                                                                $    3,173,740
                                                                                --------------
ELECTRONICS -- 6.3%
Amphenol Corp., "A"^*                                                   7,290   $      267,835
Analog Devices, Inc.                                                   27,400        1,011,608
Applied Materials, Inc.*                                               25,640          438,444
KLA-Tencor Corp.*                                                       7,070          329,321
Linear Technology Corp.                                                 8,380          324,809
Marvell Technology Group Ltd.*                                         13,960          495,161
Maxim Integrated Products, Inc.                                         7,500          317,925
Novellus Systems, Inc.*                                                15,210          424,207
PMC-Sierra, Inc.*                                                      58,240          655,200
Texas Instruments, Inc.                                                19,100          470,242
Xilinx, Inc.                                                           27,450          813,892
                                                                                --------------
                                                                                $    5,548,644
                                                                                --------------
FOOD & DRUG STORES -- 1.0%
CVS Corp.                                                              20,390   $      918,977
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.8%
PepsiCo, Inc.                                                          33,350   $    1,740,870
SYSCO Corp.                                                            19,870          758,438
                                                                                --------------
                                                                                $    2,499,308
                                                                                --------------
GAMING & LODGING -- 1.9%
Carnival Corp.                                                         19,200   $    1,106,496
Royal Caribbean Cruises Ltd.^                                          10,350          563,454
                                                                                --------------
                                                                                $    1,669,950
                                                                                --------------
GENERAL MERCHANDISE -- 3.7%
Kohl's Corp.*                                                          21,480   $    1,056,172
Target Corp.                                                           30,760        1,597,367
Wal-Mart Stores, Inc.                                                  11,760          621,163
                                                                                --------------
                                                                                $    3,274,702
                                                                                --------------
INSURANCE -- 0.9%
American International Group, Inc.                                     12,385   $      813,323
                                                                                --------------
INTERNET -- 3.6%
eBay, Inc.*                                                             7,900   $      918,612
IAC/InterActiveCorp*                                                   29,430          812,857
Yahoo!, Inc.*                                                          39,050        1,471,404
                                                                                --------------
                                                                                $    3,202,873
                                                                                --------------
LEISURE & TOYS -- 1.3%
Activision, Inc.*                                                      10,870   $      219,357
Electronic Arts, Inc.*                                                 14,440          890,659
                                                                                --------------
                                                                                $    1,110,016
                                                                                --------------
MACHINERY & TOOLS -- 0.4%
Illinois Tool Works, Inc.                                               3,540   $      328,087
                                                                                --------------
MEDICAL & HEALTH TECHNOLOGY & Services -- 0.8%
HCA, Inc.                                                              17,870   $      714,085
                                                                                --------------
MEDICAL EQUIPMENT -- 3.7%
Fisher Scientific International, Inc.*                                  9,270   $      578,263
Guidant Corp.                                                           8,260          595,546
Medtronic, Inc.                                                        33,210        1,649,541
Waters Corp.*                                                           9,560          447,312
                                                                                --------------
                                                                                $    3,270,662
                                                                                --------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.4%
EMC Corp.*                                                             83,040   $    1,234,805
Network Appliance, Inc.*                                               25,830          858,073
                                                                                --------------
                                                                                $    2,092,878
                                                                                --------------
PHARMACEUTICALS -- 10.2%
Abbott Laboratories                                                    39,030   $    1,820,750
Allergan, Inc.                                                          7,120          577,218
Elan Corp. PLC, ADR^*                                                   4,860          132,435
Eli Lilly & Co.                                                        14,300          811,525
Johnson & Johnson                                                      49,320        3,127,874
Pfizer, Inc.                                                            7,632          205,224
Wyeth                                                                  53,265        2,268,556
                                                                                --------------
                                                                                $    8,943,582
                                                                                --------------

ISSUER                                                             SHARES           VALUE
PRINTING & PUBLISHING -- 0.4%
Lamar Advertising Co., "A"*                                             7,160   $      306,305
                                                                                --------------
RESTAURANTS -- 0.3%
Cheesecake Factory, Inc.^*                                              7,585   $      246,285
                                                                                --------------
SPECIALTY STORES -- 3.1%
Best Buy Co., Inc.                                                     12,160   $      722,547
Hot Topic, Inc.^*                                                       7,350          126,346
Lowe's Cos., Inc.                                                      15,320          882,279
Nordstrom, Inc.                                                         5,210          243,463
Staples, Inc.                                                          13,320          449,017
Tiffany & Co.                                                           8,450          270,146
                                                                                --------------
                                                                                $    2,693,798
                                                                                --------------
TELECOMMUNICATIONS -- WIRELESS -- 1.8%
America Movil S.A. de C.V., ADR                                        17,830   $      933,401
Nokia Corp., ADR                                                        5,240           82,111
Vodafone Group PLC, ADR                                                21,902          599,677
                                                                                --------------
                                                                                $    1,615,189
                                                                                --------------
TELECOMMUNICATIONS -- WIRELINE -- 4.2%
ADTRAN, Inc.                                                           15,330   $      293,416
Cisco Systems, Inc.*                                                  144,370        2,786,341
Comverse Technology, Inc.*                                             11,340          277,263
Telefonaktiebolaget LM Ericsson, ADR^*                                 10,400          327,496
                                                                                --------------
                                                                                $    3,684,516
                                                                                --------------
TRUCKING -- 2.7%
Expeditors International of Washington, Inc.                            6,750   $      377,190
FedEx Corp.                                                             9,050          891,334
United Parcel Service, Inc., "B"                                       13,090        1,118,671
                                                                                --------------
                                                                                $    2,387,195
                                                                                --------------
    Total Stocks (Identified Cost, $77,164,742)                                 $   86,020,817
                                                                                --------------
COLLATERAL FOR SECURITIES LOANED -- 2.5%
Navigator Securities Lending Prime Portfolio, at Cost and
  Net Asset Value                                                   2,142,797   $    2,142,797
                                                                                --------------

                                                                 PAR AMOUNT
REPURCHASE AGREEMENT -- 2.1%
Morgan Stanley, 2.19%, dated 12/31/04, due 1/3/05, total to
  be received $1,875,342 (secured by various U.S. Treasury
  and Federal Agency obligations in a jointly traded
  account), at Cost                                            $    1,875,000   $    1,875,000
                                                                                --------------
    Total Investments
      (Identified Cost, $81,182,539)                                            $   90,038,614
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- (2.5)%                                                        (2,164,644)
                                                                                --------------
    Net Assets -- 100.0%                                                        $   87,873,970
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
STRATEGIC VALUE SERIES
STOCKS -- 97.8%

ISSUER                                                             SHARES           VALUE
AEROSPACE -- 2.5%
Lockheed Martin Corp.                                                   5,320   $      295,524
                                                                                --------------
AIRLINES -- 0.5%
Southwest Airlines Co.                                                  3,850   $       62,678
                                                                                --------------
BANKS & CREDIT COMPANIES -- 9.7%
Bank of America Corp.                                                   3,386   $      159,108
Freddie Mac                                                             3,685          271,585
J.P. Morgan Chase & Co.                                                10,290          401,413
MBNA Corp.                                                              2,260           63,709
PNC Financial Services Group, Inc.                                      3,960          227,462
                                                                                --------------
                                                                                $    1,123,277
                                                                                --------------
BIOTECHNOLOGY -- 0.9%
MedImmune, Inc.*                                                        3,800   $      103,018
                                                                                --------------
BROADCAST & CABLE TV -- 9.8%
Comcast Corp., "Special A"*                                            11,440   $      375,690
Interpublic Group of Cos., Inc.*                                        5,820           77,988
Viacom, Inc., "B"                                                      11,740          427,219
Walt Disney Co.                                                         9,320          259,096
                                                                                --------------
                                                                                $    1,139,993
                                                                                --------------
BROKERAGE & ASSET MANAGERS -- 4.6%
Mellon Financial Corp.                                                  8,905   $      277,035
Merrill Lynch & Co., Inc.                                               4,385          262,091
                                                                                --------------
                                                                                $      539,126
                                                                                --------------
CHEMICALS -- 1.1%
E.I. du Pont de Nemours & Co.                                           2,670   $      130,964
                                                                                --------------
COMPUTER SOFTWARE -- 4.0%
Computer Associates International, Inc.                                 6,250   $      194,125
Microsoft Corp.                                                        10,220          272,976
                                                                                --------------
                                                                                $      467,101
                                                                                --------------
CONTAINERS -- 3.8%
Owens-Illinois, Inc.*                                                  16,030   $      363,080
Smurfit-Stone Container Corp.*                                          4,060           75,841
                                                                                --------------
                                                                                $      438,921
                                                                                --------------
ELECTRICAL EQUIPMENT -- 2.6%
General Electric Co.                                                    7,850   $      286,525
Tyco International Ltd.                                                   440           15,726
                                                                                --------------
                                                                                $      302,251
                                                                                --------------
ENERGY -- INDEPENDENT -- 1.4%
Devon Energy Corp.                                                      4,220   $      164,242
                                                                                --------------
FOOD & DRUG STORES -- 1.0%
Rite Aid Corp.*                                                        30,290   $      110,861
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.7%
General Mills, Inc.                                                     4,110   $      204,308
PepsiCo, Inc.                                                           2,000          104,400
                                                                                --------------
                                                                                $      308,708
                                                                                --------------
FOREST & PAPER PRODUCTS -- 1.7%
Bowater, Inc.                                                           4,492   $      197,513
                                                                                --------------
INSURANCE -- 6.3%
Allstate Corp.                                                          5,270   $      272,564
Conseco, Inc.*                                                         12,820          255,759
Hartford Financial Services Group, Inc.                                 2,995          207,583
                                                                                --------------
                                                                                $      735,906
                                                                                --------------
LEISURE & TOYS -- 1.4%
Mattel, Inc.                                                            8,090   $      157,674
                                                                                --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 2.9%
Apria Healthcare Group, Inc.*                                           4,640   $      152,888
Tenet Healthcare Corp.*                                                16,340          179,413
                                                                                --------------
                                                                                $      332,301
                                                                                --------------
METALS & MINING -- 1.1%
Companhia Vale do Rio Doce, ADR                                         4,540   $      131,705
                                                                                --------------
OIL SERVICES -- 6.7%
BJ Services Co.                                                         2,540   $      118,212
Cooper Cameron Corp.*                                                   3,500          188,335

ISSUER                                                             SHARES           VALUE
OIL SERVICES -- continued
GlobalSantaFe Corp.                                                     7,545   $      249,815
Noble Corp.*                                                            4,400          218,856
                                                                                --------------
                                                                                $      775,218
                                                                                --------------
PHARMACEUTICALS -- 10.8%
Abbott Laboratories                                                     3,750   $      174,938
Johnson & Johnson                                                       4,500          285,390
Merck & Co., Inc.                                                      13,005          417,981
Wyeth                                                                   8,740          372,237
                                                                                --------------
                                                                                $    1,250,546
                                                                                --------------
SPECIALTY STORES -- 2.7%
Gap, Inc.                                                               8,560   $      180,787
Home Depot, Inc.                                                        3,080          131,639
                                                                                --------------
                                                                                $      312,426
                                                                                --------------
TELECOMMUNICATIONS -- WIRELESS -- 5.4%
Nokia Corp., ADR                                                       24,300   $      380,781
Vodafone Group PLC, ADR                                                 9,024          247,077
                                                                                --------------
                                                                                $      627,858
                                                                                --------------
TELECOMMUNICATIONS -- WIRELINE -- 3.2%
Nortel Networks Corp.*                                                104,920   $      366,171
                                                                                --------------
TELEPHONE SERVICES -- 9.2%
Sprint Corp.                                                           22,880   $      568,568
Verizon Communications, Inc.                                           12,415          502,932
                                                                                --------------
                                                                                $    1,071,500
                                                                                --------------
UTILITIES -- ELECTRIC POWER -- 1.8%
Calpine Corp.*                                                         52,525   $      206,949
                                                                                --------------
    Total Stocks (Identified Cost, $9,975,215)                                  $   11,352,431
                                                                                --------------

                                                                 PAR AMOUNT
SHORT-TERM OBLIGATION -- 3.5%
UBS Finance, Inc., 2.23%, due 1/03/05, at Amortized Cost++     $      405,000   $      404,950
                                                                                --------------
    Total Investments
      (Identified Cost, $10,380,165)                                            $   11,757,381
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.3)%                                                          (151,842)
                                                                                --------------
    Net Assets -- 100.0%                                                        $   11,605,539
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
TECHNOLOGY SERIES
STOCKS -- 99.1%

ISSUER                                                             SHARES           VALUE
BUSINESS SERVICES -- 10.6%
Accenture Ltd., "A"*                                                   21,990   $      593,727
Alliance Data Systems Corp.*                                           11,960          567,861
CACI International, Inc., "A"^*                                         2,600          177,138
Digitas, Inc.^*                                                        30,620          292,421
DST Systems, Inc.*                                                     11,140          580,617
Fiserv, Inc.*                                                           2,450           98,466
Getty Images, Inc.^                                                     1,510          103,964
Hewitt Associates, Inc., "A"*                                           1,300           41,613
Monster Worldwide, Inc.*                                                7,300          245,572
Perot Systems Corp., "A"^*                                              8,490          136,095
                                                                                --------------
                                                                                $    2,837,474
                                                                                --------------
COMPUTER SOFTWARE -- 19.8%
Amdocs Ltd.*                                                           21,810   $      572,513
FileNet Corp.*                                                          5,660          145,802
Hyperion Solutions Corp.^                                               2,120           98,834
Kronos, Inc.^*                                                          6,390          326,721
Macrovision Corp.*                                                      9,200          236,624
McAfee, Inc.^*                                                          7,200          208,296
Mercury Interactive Corp.*                                              4,950          225,473
Microsoft Corp.                                                        32,500          868,075
MicroStrategy, Inc., "A"*                                               5,900          355,475
Oracle Corp.*                                                         119,520        1,639,814
SAP AG, ADR^                                                            4,840          213,976
Symantec Corp.*                                                        15,640          402,886
                                                                                --------------
                                                                                $    5,294,489
                                                                                --------------
COMPUTER SOFTWARE -- SYSTEMS -- 14.3%
Anteon International Corp.*                                             3,800   $      159,068
Apple Computer, Inc.*                                                   9,900          637,560
Arrow Electronics, Inc.^                                                2,080           50,544
Avnet, Inc.^                                                            2,180           39,763
Black Box Corp.^                                                        3,540          169,991
CDW Corp.                                                               2,380          157,913
Citrix Systems, Inc.*                                                  12,200          299,266
Dell, Inc.*                                                            41,180        1,735,325
International Business Machines Corp.                                   4,350          428,823
Tech Data Corp.^*                                                       3,150          143,010
                                                                                --------------
                                                                                $    3,821,263
                                                                                --------------
ELECTRONICS -- 22.7%
Advanced Micro Devices, Inc.^                                          11,100   $      244,422
Amphenol Corp., "A"^                                                    8,980          329,925
Analog Devices, Inc.                                                   11,800          435,656
Applied Materials, Inc.*                                               27,040          462,384
Canon, Inc., ADR^                                                       7,120          386,331
Cree, Inc.^*                                                            4,450          178,356
Integrated Circuit Systems, Inc.^*                                     23,630          494,340
Intel Corp.                                                            36,660          857,477
KLA-Tencor Corp.*                                                       1,500           69,870
Marvell Technology Group Ltd.*                                         16,410          582,063
PerkinElmer, Inc.                                                       3,940           88,611
PowerDsine Ltd.*                                                       11,900          163,268
Samsung Electronics Co. Ltd., GDR*                                      1,790          392,010
Seiko Epson Corp.                                                       6,600          292,834
Silicon Laboratories, Inc.^*                                            6,870          242,580
Texas Instruments, Inc.                                                23,950          589,649
Xilinx, Inc.                                                            8,700          257,955
                                                                                --------------
                                                                                $    6,067,731
                                                                                --------------
INTERNET -- 10.5%
Ariba, Inc.^*                                                           4,100   $       68,060
EarthLink, Inc.*                                                       14,100          162,432
eBay, Inc.*                                                            11,500        1,337,220
InfoSpace, Inc.^*                                                       3,320          157,866
Versata, Inc.                                                               2                6
Yahoo!, Inc.                                                           28,660        1,079,909
                                                                                --------------
                                                                                $    2,805,493
                                                                                --------------

ISSUER                                                             SHARES           VALUE
LEISURE & TOYS -- 0.6%
Nintendo Co. Ltd.                                                       1,200   $      150,270
                                                                                --------------
PERSONAL COMPUTERS & PERIPHERALS -- 6.5%
EMC Corp.                                                              29,200   $      434,204
Ingram Micro, Inc., "A"*                                               17,800          370,240
Lexmark International, Inc., "A"*                                       5,510          468,350
Network Appliance, Inc.*                                               10,850          360,437
Zebra Technologies Corp.*                                               1,775           99,897
                                                                                --------------
                                                                                $    1,733,128
                                                                                --------------
TELECOMMUNICATIONS -- WIRELINE -- 14.1%
ADTRAN, Inc.^                                                           6,200   $      118,668
Cisco Systems, Inc.*                                                   65,120        1,256,816
Ericsson, Inc., "B"*                                                   74,450          237,016
Juniper Networks, Inc.*                                                12,240          332,806
Lucent Technologies, Inc.^*                                            96,420          362,539
Motorola, Inc.                                                         28,330          487,276
QUALCOMM, Inc.                                                         14,740          624,976
Research In Motion Ltd.*                                                4,090          337,098
                                                                                --------------
                                                                                $    3,757,195
                                                                                --------------
    Total Stocks (Identified Cost, $23,273,280)                                 $   26,467,043
                                                                                --------------
COLLATERAL FOR SECURITIES LOANED -- 15.4%
Navigator Securities Lending Prime Portfolio, at Cost and
  Net Asset Value                                                   4,100,113   $    4,100,113
                                                                                --------------

                                                                 PAR AMOUNT
REPURCHASE AGREEMENT -- 0.9%
Morgan Stanley, 2.19%, dated 12/31/04, due 01/03/05, total
  to be received $243,044 (secured by various U.S. Treasury
  and Federal Agency obligations in a jointly traded
  account), at Cost                                            $      243,000   $      243,000
                                                                                --------------
    Total Investments
      (Identified Cost, $27,616,393)                                            $   30,810,156
                                                                                --------------
OTHER ASSETS,
  LESS LIABILITIES -- (15.4)%                                                       (4,105,659)
                                                                                --------------
    Net Assets -- 100.0%                                                        $   26,704,497
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
VALUE SERIES
STOCKS -- 98.7%

ISSUER                                                             SHARES           VALUE
AEROSPACE -- 4.0%
Lockheed Martin Corp.                                                 134,700   $    7,482,585
Northrop Grumman Corp.                                                122,600        6,664,536
United Technologies Corp.                                              39,300        4,061,655
                                                                                --------------
                                                                                $   18,208,776
                                                                                --------------
ALCOHOLIC BEVERAGES -- 0.5%
Diageo PLC                                                            149,403   $    2,127,550
                                                                                --------------
BANKS & CREDIT COMPANIES -- 17.7%
American Express Co.                                                  102,100   $    5,755,377
Bank of America Corp.                                                 381,776       17,939,654
Citigroup, Inc.                                                       348,300       16,781,094
Fannie Mae                                                            153,000       10,895,130
Freddie Mac                                                            39,100        2,881,670
J.P. Morgan Chase & Co.                                               127,760        4,983,918
MBNA Corp.                                                             83,200        2,345,408
PNC Financial Services Group, Inc.                                     98,300        5,646,352
SunTrust Banks, Inc.                                                  142,400       10,520,512
Wells Fargo & Co.                                                      54,400        3,380,960
                                                                                --------------
                                                                                $   81,130,075
                                                                                --------------
BROADCAST & CABLE TV -- 3.8%
Comcast Corp., "Special A"*                                           170,600   $    5,602,504
Time Warner, Inc.*                                                     97,300        1,891,512
Viacom, Inc., "B"                                                     211,718        7,704,418
Walt Disney Co.                                                        82,300        2,287,940
                                                                                --------------
                                                                                $   17,486,374
                                                                                --------------
BROKERAGE & ASSET MANAGERS -- 5.3%
Franklin Resources, Inc.                                               25,400   $    1,769,110
Goldman Sachs Group, Inc.                                             112,800       11,735,712
Lehman Brothers Holdings, Inc.                                         27,100        2,370,708
Mellon Financial Corp.                                                159,800        4,971,378
Merrill Lynch & Co., Inc.                                              59,780        3,573,051
                                                                                --------------
                                                                                $   24,419,959
                                                                                --------------
BUSINESS SERVICES -- 1.3%
Accenture Ltd., "A"*                                                  173,400   $    4,681,800
Fiserv, Inc.*                                                          35,700        1,434,783
                                                                                --------------
                                                                                $    6,116,583
                                                                                --------------
CHEMICALS -- 6.1%
Dow Chemical Co.                                                       95,000   $    4,703,450
E.I. du Pont de Nemours & Co.                                         123,300        6,047,865
Monsanto Co.                                                           86,600        4,810,630
Nalco Holding Co.*                                                     40,670          793,878
PPG Industries, Inc.                                                  113,800        7,756,608
Syngenta AG                                                            37,520        3,971,449
                                                                                --------------
                                                                                $   28,083,880
                                                                                --------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.6%
Hewlett-Packard Co.                                                    90,500   $    1,897,785
International Business Machines Corp.                                   9,200          906,936
                                                                                --------------
                                                                                $    2,804,721
                                                                                --------------
CONSTRUCTION -- 0.8%
Masco Corp.                                                            99,400   $    3,631,082
                                                                                --------------
CONSUMER GOODS & SERVICES -- 1.4%
Kimberly-Clark Corp.                                                   99,800   $    6,567,838
                                                                                --------------
CONTAINERS -- 0.4%
Smurfit-Stone Container Corp.*                                         97,100   $    1,813,828
                                                                                --------------
ELECTRICAL EQUIPMENT -- 1.8%
Cooper Industries Ltd., "A"                                            43,400   $    2,946,426
Emerson Electric Co.                                                   73,700        5,166,370
Tyco International Ltd.                                                 4,400          157,256
                                                                                --------------
                                                                                $    8,270,052
                                                                                --------------
ENERGY -- INDEPENDENT -- 2.4%
Devon Energy Corp.                                                     52,560   $    2,045,635
EOG Resources, Inc.                                                    32,500        2,319,200
Unocal Corp.                                                          151,252        6,540,136
                                                                                --------------
                                                                                $   10,904,971
                                                                                --------------

ISSUER                                                             SHARES           VALUE
ENERGY -- INTEGRATED -- 7.0%
BP PLC, ADR                                                           142,800   $    8,339,520
ConocoPhillips                                                        113,800        9,881,254
Exxon Mobil Corp.                                                     164,072        8,410,331
TOTAL S.A., ADR^                                                       50,400        5,535,936
                                                                                --------------
                                                                                $   32,167,041
                                                                                --------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 6.1%
Archer Daniels Midland Co.                                            351,165   $    7,834,491
H.J. Heinz Co.                                                         96,500        3,762,535
Kellogg Co.                                                           155,500        6,944,630
Nestle S.A.                                                             8,791        2,291,630
PepsiCo, Inc.                                                          52,198        2,724,736
Sara Lee Corp.                                                        175,500        4,236,570
                                                                                --------------
                                                                                $   27,794,592
                                                                                --------------
FOREST & PAPER PRODUCTS -- 1.8%
Bowater, Inc.                                                          36,600   $    1,609,302
International Paper Co.                                               154,800        6,501,600
                                                                                --------------
                                                                                $    8,110,902
                                                                                --------------
INSURANCE -- 5.9%
AFLAC, Inc.                                                            62,700   $    2,497,968
Allstate Corp.                                                        162,860        8,423,119
Chubb Corp.                                                            28,380        2,182,422
Hartford Financial Services Group, Inc.                                56,640        3,925,718
MetLife, Inc.                                                         253,080       10,252,271
                                                                                --------------
                                                                                $   27,281,498
                                                                                --------------
LEISURE & TOYS -- 0.3%
Hasbro, Inc.                                                           67,000   $    1,298,460
                                                                                --------------
MACHINERY & TOOLS -- 1.7%
Deere & Co.                                                            66,610   $    4,955,784
Finning International, Inc.                                            16,900          492,714
Illinois Tool Works, Inc.                                              12,400        1,149,232
Sandvik AB                                                             34,300        1,380,406
                                                                                --------------
                                                                                $    7,978,136
                                                                                --------------
MEDICAL EQUIPMENT -- 0.5%
Baxter International, Inc.                                             66,600   $    2,300,364
                                                                                --------------
NATURAL GAS -- DISTRIBUTION -- 0.2%
KeySpan Corp.^                                                         22,400   $      883,680
                                                                                --------------
OIL SERVICES -- 1.4%
GlobalSantaFe Corp.                                                    32,900   $    1,089,319
Noble Corp.*                                                           86,510        4,303,007
Schlumberger Ltd.                                                      17,200        1,151,540
                                                                                --------------
                                                                                $    6,543,866
                                                                                --------------
PHARMACEUTICALS -- 7.3%
Abbott Laboratories                                                   124,500   $    5,807,925
Eli Lilly & Co.                                                        19,600        1,112,300
Johnson & Johnson                                                     136,600        8,663,172
Merck & Co., Inc.                                                     221,000        7,102,940
Novartis AG                                                            44,300        2,224,219
Pfizer, Inc.                                                           59,300        1,594,577
Roche Holdings AG                                                      27,300        3,131,277
Wyeth                                                                  95,500        4,067,345
                                                                                --------------
                                                                                $   33,703,755
                                                                                --------------
PRINTING & PUBLISHING -- 1.9%
Reed Elsevier PLC                                                     490,600   $    4,518,067
Tribune Co.                                                           103,817        4,374,848
                                                                                --------------
                                                                                $    8,892,915
                                                                                --------------
RAILROAD & SHIPPING -- 1.5%
Burlington Northern Santa Fe Corp.                                    101,500   $    4,801,965
Union Pacific Corp.                                                    34,100        2,293,225
                                                                                --------------
                                                                                $    7,095,190
                                                                                --------------
RESTAURANTS -- 0.6%
McDonald's Corp.                                                       91,800   $    2,943,108
                                                                                --------------
SPECIALTY CHEMICALS -- 1.3%
Air Products & Chemicals, Inc.                                         89,347   $    5,179,446
Praxair, Inc.                                                          20,400          900,660
                                                                                --------------
                                                                                $    6,080,106
                                                                                --------------
SPECIALTY STORES -- 1.9%
Gap, Inc.                                                             225,200   $    4,756,224
TJX Cos., Inc.                                                        157,000        3,945,410
                                                                                --------------
                                                                                $    8,701,634
                                                                                --------------
TELECOMMUNICATIONS -- WIRELESS -- 1.4%
Vodafone Group PLC                                                  2,290,700   $    6,201,381
                                                                                --------------
TELEPHONE SERVICES -- 4.1%
Sprint Corp.                                                          409,300   $   10,171,105
Verizon Communications, Inc.                                          209,600        8,490,896
                                                                                --------------
                                                                                $   18,662,001
                                                                                --------------
TOBACCO -- 2.7%
Altria Group, Inc.                                                    201,270   $   12,297,597
                                                                                --------------
TRUCKING -- 0.1%
CNF, Inc.                                                               4,900   $      245,490
                                                                                --------------
UTILITIES -- ELECTRIC POWER -- 4.9%
Cinergy Corp.                                                          53,800   $    2,239,694
Dominion Resources, Inc.                                              108,500        7,349,790
Energy East Corp.                                                      70,900        1,891,612
Entergy Corp.                                                          33,400        2,257,506
Exelon Corp.                                                           30,900        1,361,763
FirstEnergy Corp.                                                      20,140          795,731
FPL Group, Inc.^                                                        8,400          627,900
PPL Corp.                                                              40,550        2,160,504
Public Service Enterprise Group, Inc.^                                 18,000          931,860
TXU Corp.^                                                             45,900        2,963,304
                                                                                --------------
                                                                                $   22,579,664
                                                                                --------------
    Total Stocks (Identified Cost, $373,898,651)                                $  453,327,069
                                                                                --------------
COLLATERAL FOR SECURITIES LOANED -- 2.4%
Navigator Securities Lending Prime Portfolio, at Cost and
  Net Asset Value                                                  11,029,300   $   11,029,300
                                                                                --------------

                                                                 PAR AMOUNT
REPURCHASE AGREEMENT -- 1.2%
Morgan Stanley, 2.19%, dated 12/31/04, due 01/03/05, total
  to be received $5,422,990 (secured by various U.S.
  Treasury and Federal Agency obligations in a jointly
  traded account), at Cost                                     $    5,422,000   $    5,422,000
                                                                                --------------
    Total Investments
      (Identified Cost, $390,349,951)                                           $  469,778,369
                                                                                --------------
OTHER ASSETS,
LESS LIABILITIES -- (2.3)%                                                         (10,578,110)
                                                                                --------------
    Net Assets -- 100.0%                                                        $  459,200,259
                                                                                ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES
  * Non-income producing security.
  + Restricted security.
  ^ All or a portion of this security is on loan.
 ++ The rate shown represents an annualized yield at time of purchase.
  ~ As of December 31, 2004, the International Growth Series had one security representing $831,209 and 0.6% of net assets that was fair valued in accordance with the policies adopted by the Board of Trustees.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2004

                                               CAPITAL            CORE         INTERNATIONAL    MASSACHUSETTS          MID
                                             OPPORTUNITIES       EQUITY           GROWTH       INVESTORS GROWTH     CAP VALUE
                                                SERIES           SERIES           SERIES         STOCK SERIES         SERIES
                                            --------------   --------------   --------------   ----------------   --------------
Assets:
  Investments --
    Unaffiliated issuers, at identified
      cost                                  $  248,974,526   $   84,945,068   $  136,886,394   $    531,196,051   $   21,417,360
    Unrealized appreciation (depreciation)      32,989,473       14,758,119       30,315,028         38,618,704        2,780,828
                                            --------------   --------------   --------------   ----------------   --------------
        Total investments, at value
          (including securities loaned of
          $15,834,092, $6,677,871,
          $26,604,935, $15,761,070,
          and $--, respectively)            $  281,963,999   $   99,703,187   $  167,201,422   $    569,814,755   $   24,198,188
  Cash                                                 995              620              738                808               --
  Foreign currency, at value
    (identified cost, $--, $--, $75,610,
     $--, and $104,394, respectively)                   --               --           76,978                 --          105,112
  Receivable for investments sold                  165,937          928,314               --          3,900,200          629,473
  Receivable for series shares sold                 10,878           36,675           42,717            123,903            8,757
  Interest and dividends receivable                286,033           86,449          182,266            308,334           24,377
  Receivable from administrative
    proceeding settlement                          164,749           25,093               --            745,769               17
  Receivable from investment adviser                    --               --               --                 --              536
  Other assets                                         574               42              347              7,420               --
                                            --------------   --------------   --------------   ----------------   --------------
        Total assets                        $  282,593,165   $  100,780,380   $  167,504,468   $    574,901,189   $   24,966,460
                                            ==============   ==============   ==============   ================   ==============
Liabilities:
  Payable for investments purchased         $      201,219   $      730,947   $      100,322   $      2,819,107   $      192,907
  Payable to custodian                                  --               --               --                 --          216,848
  Payable for series shares reacquired             234,123           28,901           94,287            376,819            7,230
  Collateral for securities loaned,
    at value                                    16,236,027        6,840,222       27,961,998         16,181,295               --
  Payable to affiliates --
    Management fees                                  5,491            1,926            3,455             11,478              504
    Distribution fee (Service Class)                   117               69              126                600              168
  Accrued expenses and other liabilities            68,949           43,640          149,455             87,646           41,120
                                            --------------   --------------   --------------   ----------------   --------------
        Total liabilities                   $   16,745,926   $    7,645,705   $   28,309,643   $     19,476,945   $      458,777
                                            --------------   --------------   --------------   ----------------   --------------
Net assets                                  $  265,847,239   $   93,134,675   $  139,194,825   $    555,424,244   $   24,507,683
                                            ==============   ==============   ==============   ================   ==============
Net assets consist of:
  Paid-in capital                           $  551,550,779   $   89,359,602   $  116,738,082   $    967,077,345   $   18,899,501
  Unrealized appreciation (depreciation)
    on investments and translation of
    assets and liabilities in foreign
    currencies                                  32,989,473       14,758,119       30,319,792         38,620,492        2,780,914
  Accumulated undistributed net realized
    gain (loss) on investments and
    foreign currency transactions             (320,849,465)     (11,582,185)      (9,073,987)      (452,681,223)       2,827,268
  Accumulated undistributed net
    investment income                            2,156,452          599,139        1,210,938          2,407,630               --
                                            --------------   --------------   --------------   ----------------   --------------
        Total                               $  265,847,239   $   93,134,675   $  139,194,825   $    555,424,244   $   24,507,683
                                            ==============   ==============   ==============   ================   ==============
Net assets
  Initial Class                             $  248,925,284   $   83,218,990   $  120,912,886   $    468,180,801   $       28,789
  Service Class                                 16,921,955        9,915,685       18,281,939         87,243,443       24,478,894
                                            --------------   --------------   --------------   ----------------   --------------
        Total                               $  265,847,239   $   93,134,675   $  139,194,825   $    555,424,244   $   24,507,683
                                            ==============   ==============   ==============   ================   ==============
Shares of beneficial interest
  outstanding
  Initial Class                                 18,714,118        5,812,802        8,924,480         49,713,002            2,310
  Service Class                                  1,277,478          695,658        1,354,343          9,328,492        1,970,220
                                            --------------   --------------   --------------   ----------------   --------------
        Total                                   19,991,596        6,508,460       10,278,823         59,041,494        1,972,530
                                            ==============   ==============   ==============   ================   ==============
  Net asset value per share:
      Initial Class                         $        13.30   $        14.32   $        13.55   $           9.42   $        12.46
      Service Class                         $        13.25   $        14.25   $        13.50   $           9.35   $        12.42
                                            ==============   ==============   ==============   ================   ==============

                                            See notes to financial statements.

                                                                     NEW            RESEARCH          STRATEGIC
                                                                  DISCOVERY       INTERNATIONAL        GROWTH
                                                                    SERIES            SERIES           SERIES
                                                               ---------------   ---------------   ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                   $   340,372,844   $   153,840,644   $    81,182,539
    Unrealized appreciation (depreciation)                          44,292,848        24,480,902         8,856,075
                                                               ---------------   ---------------   ---------------
         Total investments, at value (including
           securities loaned of $70,631,083,
           $28,816,700, $2,086,762, $--,
           $3,988,881, and $10,792,608,
           respectively)                                       $   384,665,692   $   178,321,546   $    90,038,614
  Cash                                                                     594               409               482
  Foreign currency, at value
    (identified cost, $--, $--, $--, $--, $--, and
    $37, respectively)                                                      --                --                --
  Receivable for investments sold                                    4,298,647           270,652            61,098
  Receivable for series shares sold                                    106,717           166,711            42,478
  Interest and dividends receivable                                     69,185           128,023            49,311
  Receivable from administrative proceeding settlement                  17,321             1,393             2,248
  Receivable from investment adviser                                        --                --                --
  Other assets                                                             727                --                --
                                                               ---------------   ---------------   ---------------
         Total assets                                          $   389,158,883   $   178,888,734   $    90,194,231
                                                               ===============   ===============   ===============
Liabilities:
  Payable for investments purchased                                  2,639,467           693,924            19,044
  Payable to custodian                                                      --               110                --
  Payable for series shares reacquired                                 331,561           125,160           115,227
  Collateral for securities loaned, at value                        72,361,907        30,298,038         2,142,797
  Payable to affiliates--
    Management fees                                                      7,969             3,615             1,816
    Distribution fee (Service Class)                                       954               417               292
  Accrued expenses and other liabilities                                58,478           154,663            41,085
                                                               ---------------   ---------------   ---------------
         Total liabilities                                     $    75,400,336   $    31,275,927   $     2,320,261
                                                               ---------------   ---------------   ---------------
Net assets                                                     $   313,758,547   $   147,612,807   $    87,873,970
                                                               ===============   ===============   ===============
Net assets consist of:
  Paid-in capital                                              $   341,462,731   $   129,436,072   $   131,046,349
  Unrealized appreciation (depreciation) on
    investments and translation of assets and liabilities
    in foreign currencies                                           44,292,965        24,482,372         8,856,211
  Accumulated undistributed net realized gain (loss)
    on investments and foreign currency transactions               (71,997,149)       (7,417,670)      (52,212,046)
  Accumulated undistributed net investment income                           --         1,112,033           183,456
                                                               ---------------   ---------------   ---------------
         Total                                                 $   313,758,547   $   147,612,807   $    87,873,970
                                                               ===============   ===============   ===============
Net assets
  Initial Class                                                $   209,502,495   $    86,525,882   $    45,471,339
  Service Class                                                    104,256,052        61,086,925        42,402,631
                                                               ---------------   ---------------   ---------------
         Total                                                 $   313,758,547   $   147,612,807   $    87,873,970
                                                               ===============   ===============   ===============
Shares of beneficial interest outstanding*
  Initial Class                                                     15,363,739         5,975,496         5,925,855
  Service Class                                                      7,711,676         4,246,324         5,569,225
                                                               ---------------   ---------------   ---------------
         Total                                                      23,075,415        10,221,820        11,495,080
                                                               ===============   ===============   ===============
  Net asset value price per share:
      Initial Class                                            $         13.64   $         14.48   $          7.67
      Service Class                                            $         13.52   $         14.39   $          7.61
                                                               ===============   ===============   ===============

                                                                  STRATEGIC
                                                                    VALUE           TECHNOLOGY          VALUE
                                                                    SERIES            SERIES            SERIES
                                                               ---------------   ---------------   ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                   $    10,380,165   $    27,616,393   $   390,349,951
    Unrealized appreciation (depreciation)                           1,377,216         3,193,763        79,428,418
                                                               ---------------   ---------------   ---------------
         Total investments, at value (including
           securities loaned of $70,631,083,
           $28,816,700, $2,086,762, $--,
           $3,988,881, and $10,792,608,
           respectively)                                       $    11,757,381   $    30,810,156   $   469,778,369
  Cash                                                                     644               804               785
  Foreign currency, at value
    (identified cost, $--, $--, $--, $--, $--, and
    $37, respectively)                                                      --                --                38
  Receivable for investments sold                                        6,709                --                --
  Receivable for series shares sold                                        230             2,114           202,779
  Interest and dividends receivable                                     17,451             5,492           764,709
  Receivable from administrative proceeding settlement                      12             5,845            75,992
  Receivable from investment adviser                                     1,935            48,590                --
  Other assets                                                              --                --                --
                                                               ---------------   ---------------   ---------------
         Total assets                                          $    11,784,362   $    30,873,001   $   470,822,672
                                                               ===============   ===============   ===============
Liabilities:
  Payable for investments purchased                                    140,469             6,345           265,264
  Payable to custodian                                                      --                --                --
  Payable for series shares reacquired                                     557            22,972           250,982
  Collateral for securities loaned, at value                                --         4,100,113        11,029,300
  Payable to affiliates --
    Management fees                                                        261               552             9,534
    Distribution fee (Service Class)                                       186                25               827
  Accrued expenses and other liabilities                                37,350            38,497            66,506
                                                               ---------------   ---------------   ---------------
         Total liabilities                                     $       178,823   $     4,168,504   $    11,622,413
                                                               ---------------   ---------------   ---------------
Net assets                                                     $    11,605,539   $    26,704,497   $   459,200,259
                                                               ===============   ===============   ===============
Net assets consist of:
  Paid-in capital                                              $     9,077,926   $    62,774,376   $   385,990,505
  Unrealized appreciation (depreciation) on
    investments and translation of assets and liabilities
    in foreign currencies                                            1,377,216         3,193,763        79,430,185
  Accumulated undistributed net realized gain (loss)
    on investments and foreign currency transactions                 1,069,419       (39,265,690)      (12,308,612)
  Accumulated undistributed net investment income                       80,978             2,048         6,088,181
                                                               ---------------   ---------------   ---------------
         Total                                                 $    11,605,539   $    26,704,497   $   459,200,259
                                                               ===============   ===============   ===============
Net assets
  Initial Class                                                $         8,927   $    23,068,956   $   339,704,747
  Service Class                                                     11,596,612         3,635,541       119,495,512
                                                               ---------------   ---------------   ---------------
         Total                                                 $    11,605,539   $    26,704,497   $   459,200,259
                                                               ===============   ===============   ===============
Shares of beneficial interest outstanding*
  Initial Class                                                            771         5,494,263        21,902,825
  Service Class                                                      1,006,627           875,521         7,743,983
                                                               ---------------   ---------------   ---------------
         Total                                                       1,007,398         6,369,784        29,646,808
                                                               ===============   ===============   ===============
  Net asset value price per share:
      Initial Class                                            $         11.57   $          4.20   $         15.51
      Service Class                                            $         11.52   $          4.15   $         15.43
                                                               ===============   ===============   ===============

*  Shares outstanding are rounded for presentation purposes.

                      See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENT OF OPERATIONS -- Year Ended December 31, 2004

                                                CAPITAL           CORE         INTERNATIONAL    MASSACHUSETTS        MID CAP
                                             OPPORTUNITIES       EQUITY           GROWTH       INVESTORS GROWTH       VALUE
                                                SERIES           SERIES           SERIES         STOCK SERIES         SERIES
                                            --------------   --------------   --------------   ----------------   --------------
Net investment income (loss):
  Income --
    Dividends                               $    4,243,310   $    1,341,610   $    2,916,148   $      6,134,872   $      210,148
    Interest                                        62,715           27,528           27,097            302,418           14,983
    Income on securities loaned                     18,600            9,583           76,716             31,206               --
    Other#                                         164,749           25,093               --            745,769               17
    Foreign taxes withheld                         (18,779)         (10,744)        (253,887)           (28,248)            (819)
                                            --------------   --------------   --------------   ----------------   --------------
      Total investment income               $    4,470,595   $    1,393,070   $    2,766,074   $      7,186,017   $      224,329
                                            --------------   --------------   --------------   ----------------   --------------
  Expenses --
    Management fees                         $    2,016,144   $      661,917   $    1,130,189   $      4,152,929   $      152,499
    Trustees' compensation                          31,246            9,862           13,568             65,469            1,751
    Distribution fee (Service Class)                38,771           22,924           39,831            197,794           50,700
    Administrative fee                              25,145            8,077           11,319             51,522            1,762
    Custodian fee                                   88,892           29,951          155,632            170,011            8,153
    Printing                                        35,155            9,064           17,323             51,711              313
    Auditing fees                                   34,802           35,778           45,705             35,538           39,576
    Legal fees                                       6,686            6,365            6,267              5,906            6,914
    Miscellaneous                                   31,812           17,969           15,365             56,940           13,036
                                            --------------   --------------   --------------   ----------------   --------------
      Total expenses                        $    2,308,653   $      801,907   $    1,435,199   $      4,787,820   $      274,704
    Fees paid indirectly                            (4,612)          (3,613)          (4,166)           (12,301)            (404)
    Reduction of expenses by investment
      adviser                                           --               --               --                 --          (20,417)
                                            --------------   --------------   --------------   ----------------   --------------
      Net expenses                          $    2,304,041   $      798,294   $    1,431,033   $      4,775,519   $      253,883
                                            --------------   --------------   --------------   ----------------   --------------
        Net investment income (loss)        $    2,166,554   $      594,776   $    1,335,041   $      2,410,498   $      (29,554)
                                            --------------   --------------   --------------   ----------------   --------------
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Realized gain (loss) (identified
  cost basis) --
    Investment transactions                 $   30,618,682   $    6,747,334   $   18,280,811   $     34,429,112   $    2,863,716
    Foreign currency transactions                       --            1,958          (64,393)             2,742            1,180
                                            --------------   --------------   --------------   ----------------   --------------
      Net realized gain (loss) on
        investments and foreign currency
        transactions                        $   30,618,682   $    6,749,292   $   18,216,418   $     34,431,854   $    2,864,896
                                            --------------   --------------   --------------   ----------------   --------------
Change in unrealized appreciation
  (depreciation)
  Investments                               $   (1,410,542)  $    4,644,918   $    2,788,600   $     11,792,051   $    1,320,931
  Translation of assets and liabilities
    in foreign currencies                               --              (94)          (1,826)               741               83
                                            --------------   --------------   --------------   ----------------   --------------
    Net unrealized gain (loss) on
      investments and foreign currency
      translation                           $   (1,410,542)  $    4,644,824   $    2,786,774   $     11,792,792   $    1,321,014
                                            --------------   --------------   --------------   ----------------   --------------
      Net realized and unrealized gain
        (loss) on investments and
        foreign currency                    $   29,208,140   $   11,394,116   $   21,003,192   $     46,224,646   $    4,185,910
                                            --------------   --------------   --------------   ----------------   --------------
        Change in net assets from
          operations                        $   31,374,694   $   11,988,892   $   22,338,233   $     48,635,144   $    4,156,356
                                            ==============   ==============   ==============   ================   ==============

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes.

                       See notes to financial statements.

                                                                     NEW             RESEARCH           STRATEGIC
                                                                  DISCOVERY       INTERNATIONAL          GROWTH
                                                                    SERIES            SERIES             SERIES
                                                                ---------------   ---------------    ---------------
Net investment income (loss):
  Income --
    Dividends                                                  $       736,086    $     2,697,902    $       958,219
    Interest                                                           110,533             44,379             46,988
    Income on securities loaned                                        135,820             85,306              4,297
    Other#                                                              17,321              1,393              2,248
    Foreign taxes withheld                                              (1,561)          (247,186)            (3,787)
                                                               ---------------    ---------------    ---------------
      Total investment income                                  $       998,199    $     2,581,794    $     1,007,965
                                                               ---------------    ---------------    ---------------
  Expenses --
    Management fees                                            $     2,647,960    $     1,065,802    $       623,021
    Trustees' compensation                                              32,938             10,865              9,621
    Distribution fee (Service Class)                                   211,339            104,658             92,827
    Administrative fee                                                  27,121             10,174              7,559
    Custodian fee                                                       91,143            153,675             29,849
    Printing                                                            21,262             10,857              7,345
    Auditing fees                                                       50,505             34,985             34,078
    Legal fees                                                           6,315              6,289              6,982
    Miscellaneous                                                       32,914             15,389             14,142
                                                               ---------------    ---------------    ---------------
      Total expenses                                           $     3,121,497    $     1,412,694    $       825,424
    Fees paid indirectly                                                (8,218)            (6,874)            (1,182)
    Reduction of expenses by investment adviser                             --                 --                 --
                                                               ---------------    ---------------    ---------------
      Net expenses                                             $     3,113,279    $     1,405,820    $       824,242
                                                               ---------------    ---------------    ---------------
        Net investment income (loss)                           $    (2,115,080)   $     1,175,974    $       183,723
                                                               ---------------    ---------------    ---------------
Realized and unrealized gain (loss) on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost basis)--
    Investment transactions                                    $    29,524,327    $    16,453,586    $     3,034,075
    Written options transactions                                            --                 --                 --
    Foreign currency transactions                                          483            (47,635)                --
                                                               ---------------    ---------------    ---------------
      Net realized gain on investments and foreign
        currency transactions                                  $    29,524,810    $    16,405,951    $     3,034,075
                                                               ---------------    ---------------    ---------------
Change in unrealized appreciation (depreciation)
    Investments                                                $    (6,158,775)   $     6,811,657    $     2,082,480
    Translation of assets and liabilities in
      foreign currencies                                                   117             (2,554)                30
                                                               ---------------    ---------------    ---------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                           $    (6,158,658)   $     6,809,103    $     2,082,510
                                                               ---------------    ---------------    ---------------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                     $    23,366,152    $    23,215,054    $     5,116,585
                                                               ---------------    ---------------    ---------------
          Change in net assets from operations                 $    21,251,072    $    24,391,028    $     5,300,308
                                                               ===============    ===============    ===============

                                                                  STRATEGIC
                                                                    VALUE           TECHNOLOGY            VALUE
                                                                    SERIES            SERIES             SERIES
                                                               ---------------    ---------------    ---------------
Net investment income (loss):
  Income --
    Dividends                                                  $       203,174    $       211,964    $     9,639,878
    Interest                                                             2,436             13,401            157,211
    Income on securities loaned                                             --                 --             18,220
    Other#                                                                  12              5,845             75,992
    Foreign taxes withheld                                                (972)            (3,258)          (105,772)
                                                               ---------------    ---------------    ---------------
      Total investment income                                  $       204,650    $       227,952    $     9,785,529
                                                               ---------------    ---------------    ---------------
  Expenses --
    Management fees                                            $        74,155    $       216,594    $     3,114,897
    Trustees' compensation                                                 884              3,562             43,611
    Distribution fee (Service Class)                                    24,698              9,609            250,810
    Administrative fee                                                     858              2,812             37,054
    Custodian fee                                                        5,473             13,960            157,712
    Printing                                                               428              5,577             21,762
    Auditing fees                                                       36,467             36,865             35,525
    Legal fees                                                           6,065             14,461              5,015
    Miscellaneous                                                        4,255             25,545             31,584
                                                               ---------------    ---------------    ---------------
      Total expenses                                           $       153,283    $       328,985    $     3,697,970
    Fees paid indirectly                                                  (142)            (2,028)            (7,504)
    Reduction of expenses by investment adviser                        (29,765)           (28,908)                --
                                                               ---------------    ---------------    ---------------
      Net expenses                                             $       123,376    $       298,049    $     3,690,466
                                                               ---------------    ---------------    ---------------
        Net investment income (loss)                           $        81,274    $       (70,097)   $     6,095,063
                                                               ---------------    ---------------    ---------------
Realized and unrealized gain (loss) on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost basis)--
    Investment transactions                                    $     1,111,025    $     1,045,397    $    17,477,939
    Written options transactions                                            --                237                 --
    Foreign currency transactions                                           --               (533)            (6,715)
                                                               ---------------    ---------------    ---------------
      Net realized gain on investments and foreign
        currency transactions                                  $     1,111,025    $     1,045,101    $    17,471,224
                                                               ---------------    ---------------    ---------------
Change in unrealized appreciation (depreciation)
    Investments                                                $       499,217    $      (832,951)   $    37,766,698
    Translation of assets and liabilities in
      foreign currencies                                                    --                (95)               831
                                                               ---------------    ---------------    ---------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                           $       499,217    $      (833,046)   $    37,767,529
                                                               ---------------    ---------------    ---------------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                     $     1,610,242    $       212,055    $    55,238,753
                                                               ---------------    ---------------    ---------------
          Change in net assets from operations                 $     1,691,516    $       141,958    $    61,333,816
                                                               ===============    ===============    ===============

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2004

                                                  CAPITAL           CORE        INTERNATIONAL     MASSACHUSETTS           MID
                                               OPPORTUNITIES       EQUITY           GROWTH       INVESTORS GROWTH      CAP VALUE
                                                  SERIES           SERIES           SERIES         STOCK SERIES         SERIES
                                              --------------   --------------   --------------   ----------------   --------------
Change in net assets:
From operations --
  Net investment income (loss)                $    2,166,554   $      594,776   $    1,335,041   $      2,410,498   $      (29,554)
  Net realized gain (loss) on
    investments and foreign currency
    transactions                                  30,618,682        6,749,292       18,216,418         34,431,854        2,864,896
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                                   (1,410,542)       4,644,824        2,786,774         11,792,792        1,321,014
                                              --------------   --------------   --------------   ----------------   --------------
    Change in net assets from operations      $   31,374,694   $   11,988,892   $   22,338,233   $     48,635,144   $    4,156,356
                                              --------------   --------------   --------------   ----------------   --------------
Distributions declared to shareholders --
  From net investment income
    (Initial Class)                           $   (1,240,566)  $     (526,207)  $     (610,662)  $       (320,560)  $          (16)
  From net investment income
    (Service Class)                                  (44,137)         (43,091)         (60,666)                --             (785)
  From net realized gain on investments
    and foreign currency transactions
    (Initial Class)                                       --               --               --                 --             (565)
  From net realized gain on investments
    and foreign currency transactions
    (Service Class)                                       --               --               --                 --         (457,174)
                                              --------------   --------------   --------------   ----------------   --------------
    Total distributions declared to
      shareholders                            $   (1,284,703)  $     (569,298)  $     (671,328)  $       (320,560)  $     (458,540)
                                              --------------   --------------   --------------   ----------------   --------------
Change in net assets from series share
  transactions                                $  (48,988,200)  $   (7,263,742)  $   (5,757,292)  $    (70,710,128)  $    4,832,063
                                              --------------   --------------   --------------   ----------------   --------------
    Total change in net assets                $  (18,898,209)  $    4,155,852   $   15,909,613   $    (22,395,544)  $    8,529,879
Net Assets --
  At beginning of period                         284,745,448       88,978,823      123,285,212        577,819,788       15,977,804
                                              --------------   --------------   --------------   ----------------   --------------
  At end of period                            $  265,847,239   $   93,134,675   $  139,194,825   $    555,424,244   $   24,507,683
                                              ==============   ==============   ==============   ================   ==============
Accumulated undistributed net investment
  income included in net assets at end
  of period                                   $    2,156,452   $      599,139   $    1,210,938   $      2,407,630   $           --
                                              ==============   ==============   ==============   ================   ==============

                                                                     NEW             RESEARCH           STRATEGIC
                                                                  DISCOVERY        INTERNATIONAL         GROWTH
                                                                   SERIES             SERIES             SERIES
                                                               ---------------    ---------------    ---------------
Change in net assets:
From operations--
  Net investment income (loss)                                 $    (2,115,080)   $     1,175,974    $       183,723
  Net realized gain (loss) on investments and foreign
    currency transactions                                           29,524,810         16,405,951          3,034,075
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            (6,158,658)         6,809,103          2,082,510
                                                               ---------------    ---------------    ---------------
    Change in net assets from operations                       $    21,251,072    $    24,391,028    $     5,300,308
                                                               ---------------    ---------------    ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                   $            --    $      (370,243)   $            --
  From net investment income (Service Class)                                --           (159,924)                --
  From net realized gain on investments and
    foreign currency transactions (Initial Class)                           --                 --                 --
  From net realized gain on investments and
    foreign currency transactions (Service Class)                           --                 --                 --
                                                               ---------------    ---------------    ---------------
    Total distributions declared to shareholders               $            --    $      (530,167)   $            --
                                                               ---------------    ---------------    ---------------
Change in net assets from series share transactions            $     1,180,343    $    22,207,541    $     4,260,454
                                                               ---------------    ---------------    ---------------
    Total change in net assets                                 $    22,431,415    $    46,068,402    $     9,560,762
Net Assets --
  At beginning of period                                           291,327,132        101,544,405         78,313,208
                                                               ---------------    ---------------    ---------------
  At end of period                                             $   313,758,547    $   147,612,807    $    87,873,970
                                                               ===============    ===============    ===============
Accumulated undistributed net investment income
  included in net assets at end of period                      $            --    $     1,112,033    $       183,456
                                                               ===============    ===============    ===============

                                                                  STRATEGIC
                                                                    VALUE            TECHNOLOGY           VALUE
                                                                   SERIES              SERIES             SERIES
                                                               ---------------    ---------------    ---------------
Change in net assets:
From operations --
  Net investment income (loss)                                 $        81,274    $       (70,097)   $     6,095,063
  Net realized gain (loss) on investments and foreign
    currency transactions                                            1,111,025          1,045,101         17,471,224
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               499,217           (833,046)        37,767,529
                                                               ---------------    ---------------    ---------------
    Change in net assets from operations                       $     1,691,516    $       141,958    $    61,333,816
                                                               ---------------    ---------------    ---------------
Distributions declared to shareholders--
  From net investment income (Initial Class)                   $           (26)   $            --    $    (4,095,008)
  From net investment income (Service Class)                           (22,948)                --         (1,140,200)
  From net realized gain on investments and
    foreign currency transactions (Initial Class)                         (160)                --                 --
  From net realized gain on investments and
    foreign currency transactions (Service Class)                     (200,516)                --                 --
                                                               ---------------    ---------------    ---------------
    Total distributions declared to shareholders               $      (223,650)   $            --    $    (5,235,208)
                                                               ---------------    ---------------    ---------------
Change in net assets from series share transactions            $     1,931,598    $    (5,907,098)   $     8,503,289
                                                               ---------------    ---------------    ---------------
    Total change in net assets                                 $     3,399,464    $    (5,765,140)   $    64,601,897
Net Assets --
  At beginning of period                                             8,206,075         32,469,637        394,598,362
                                                               ---------------    ---------------    ---------------
  At end of period                                             $    11,605,539    $    26,704,497    $   459,200,259
                                                               ===============    ===============    ===============
Accumulated undistributed net investment income
  included in net assets at end of period                      $        80,978    $         2,048    $     6,088,181
                                                               ===============    ===============    ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2003

                                               CAPITAL             CORE         INTERNATIONAL     MASSACHUSETTS            MID
                                            OPPORTUNITIES         EQUITY            GROWTH       INVESTORS GROWTH       CAP VALUE
                                                SERIES            SERIES            SERIES         STOCK SERIES           SERIES
                                           ----------------  ----------------  ----------------  ----------------    --------------
Change in net assets:
From operations --
  Net investment income (loss)             $      1,284,846  $        565,142 $         651,604  $        335,626    $        2,166
  Net realized gain (loss) on
    investments and foreign currency
    transactions                                  1,173,764         2,247,114         3,577,950        44,614,666           472,183
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                                  62,172,600        15,763,842        30,703,130        61,153,115         1,483,719
                                           ----------------  ---------------- -----------------  ----------------    --------------
    Change in net assets from operations   $     64,631,210  $     18,576,098 $      34,932,684  $    106,103,407    $    1,958,068
                                           ----------------  ---------------- -----------------  ----------------    --------------
Distributions declared to shareholders --
  From net investment income
    (Initial Class)                        $       (890,293) $       (518,633)$        (673,301) $             --    $          (24)
  From net investment income
    (Service Class)                                 (17,096)          (43,208)          (64,825)               --            (1,627)
                                           ----------------  ---------------- -----------------  ----------------    --------------
    Total distributions declared to
      shareholders                         $       (907,389) $       (561,841)$        (738,126) $             --    $       (1,651)
                                           ----------------  ---------------- -----------------  ----------------    --------------
Change in net assets from series share
  transactions                             $    (41,864,815) $        410,319 $      (9,894,881) $    (13,628,110)   $   13,296,335
                                           ----------------  ---------------- -----------------  ----------------    --------------
    Total change in net assets             $     21,859,006  $     18,424,576 $      24,299,677  $     92,475,297    $   15,252,752
Net Assets --
  At beginning of period                        262,886,442        70,554,247        98,985,535       485,344,491           725,052
                                           ----------------  ---------------- -----------------  ----------------    --------------
  At end of period                         $    284,745,448  $     88,978,823 $     123,285,212  $    577,819,788    $   15,977,804
                                           ================  ================ =================  ================    ==============
Accumulated undistributed net investment
  income included in net assets at end
  of period                                $      1,274,601  $        571,876 $         652,566  $        320,382    $        1,820
                                           ================  ================ =================  ================    ==============

                                                                     NEW             RESEARCH           STRATEGIC
                                                                  DISCOVERY        INTERNATIONAL         GROWTH
                                                                   SERIES             SERIES             SERIES
                                                               ---------------    ---------------    ---------------
Change in net assets:
From operations --
  Net investment income (loss)                                 $    (1,523,073)   $       555,839    $       (30,930)
  Net realized gain (loss) on investments and
    foreign currency transactions                                    6,566,791          3,371,539         (2,297,959)
  Net unrealized gain (loss) on investments and
    foreign currency translation                                    66,461,094         19,200,401         15,030,042
                                                               ---------------    ---------------    ---------------
    Change in net assets from operations                       $    71,504,812    $    23,127,779    $    12,701,153
                                                               ---------------    ---------------    ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                   $            --    $      (380,627)   $            --
  From net investment income (Service Class)                                --            (30,347)                --
                                                               ---------------    ---------------    ---------------
    Total distributions declared to shareholders               $            --    $      (410,974)   $            --
                                                               ---------------    ---------------    ---------------
Change in net assets from series share transactions            $     8,103,150    $    10,489,671    $    22,129,203
                                                               ---------------    ---------------    ---------------
    Total Change in net assets                                 $    79,607,962    $    33,206,476    $    34,830,356
Net Assets --
  At beginning of period                                           211,719,170         68,337,929         43,482,852
                                                               ---------------    ---------------    ---------------
  At end of period                                             $   291,327,132    $   101,544,405    $    78,313,208
                                                               ===============    ===============    ===============
Accumulated undistributed net investment income
  included in net assets at end of period                      $         6,938    $       513,860    $            --
                                                               ===============    ===============    ===============

                                                                  STRATEGIC
                                                                    VALUE           TECHNOLOGY            VALUE
                                                                   SERIES             SERIES             SERIES
                                                               ---------------    ---------------    ---------------
Change in net assets:
From operations --
  Net investment income (loss)                                 $        22,882    $      (152,371)   $     5,224,351
  Net realized gain (loss) on investments and
    foreign currency transactions                                      214,204          2,169,659         (4,049,833)
  Net unrealized gain (loss) on investments and
    foreign currency translation                                       896,916          5,854,952         75,048,972
                                                               ---------------    ---------------    ---------------
    Change in net assets from operations                       $     1,134,002    $     7,872,240    $    76,223,490
                                                               ---------------    ---------------    ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                   $           (11)   $            --    $    (4,371,388)
  From net investment income (Service Class)                            (3,639)                --           (779,643)
                                                               ---------------    ---------------    ---------------
    Total distributions declared to shareholders               $        (3,650)   $            --    $    (5,151,031)
                                                               ---------------    ---------------    ---------------
Change in net assets from series share transactions            $     5,997,580    $     9,068,879    $     9,988,016
                                                               ---------------    ---------------    ---------------
    Total Change in net assets                                 $     7,127,932    $    16,941,119    $    81,060,475
Net Assets --
  At beginning of period                                             1,078,143         15,528,518        313,537,887
                                                               ---------------    ---------------    ---------------
  At end of period                                             $     8,206,075    $    32,469,637    $   394,598,362
                                                               ===============    ===============    ===============
Accumulated undistributed net investment income
  included in net assets at end of period                      $        22,678    $            --    $     5,235,041
                                                               ===============    ===============    ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                            CAPITAL OPPORTUNITIES SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     11.85     $      9.27     $     13.33     $     20.71     $     24.51
                                                     -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations# --
  Net investment income (loss)                       $      0.10     $      0.05     $      0.03     $      0.01     $      0.00+++
  Net realized and unrealized gain (loss)
    on investments and foreign currency                     1.41            2.57           (4.08)          (4.66)          (0.96)
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      1.51     $      2.62     $     (4.05)    $     (4.65)    $     (0.96)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.06)    $     (0.04)    $     (0.01)    $        --     $        --
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (2.64)          (2.84)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.09)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.06)    $     (0.04)    $     (0.01)    $     (2.73)    $     (2.84)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     13.30     $     11.85     $      9.27     $     13.33     $     20.71
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           12.80%^^        28.30%         (30.41)%        (24.93)%         (4.88)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.84%           0.84%           0.82%           0.79%           0.79%
  Net investment income (loss)                              0.82%           0.50%           0.26%           0.05%          (0.01)%
Portfolio turnover                                            73%             64%             93%            109%            117%
Net assets at end of period (000 Omitted)            $   248,925     $   269,630     $   251,974     $   501,269     $   688,432

                                                                       CAPITAL OPPORTUNITIES SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     11.81     $      9.24     $     13.31     $            13.60^
                                                     -----------     -----------     -----------     ------------------
Income (loss) from investment operations# --
  Net investment income (loss)                       $      0.07     $      0.03     $      0.01     $            (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.40            2.55           (4.07)                 (0.28)
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      1.47     $      2.58     $     (4.06)    $            (0.29)
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders --
  From net investment income                         $     (0.03)    $     (0.01)    $     (0.01)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     13.25     $     11.81     $      9.24     $            13.31
                                                     ===========     ===========     ===========     ==================
Total return***~                                           12.52%^^        28.00%         (30.54)%                (2.13)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.09%           1.09%           1.07%                  1.04%+
  Net investment income (loss)                              0.60%           0.26%           0.09%                 (0.24)%+
Portfolio turnover                                            73%             64%             93%                   109%
Net assets at end of period (000 Omitted)            $    16,922     $    15,116     $    10,913     $            6,732

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $13.93 and (4.45)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
  ^^ The series' net asset value and total return calcualtion include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the day the proceeds were recorded.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                CORE EQUITY SERIES
                                                     ---------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.58     $      9.92     $     12.70     $     14.62     $     14.44
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                              $      0.09     $      0.08     $      0.08     $      0.09     $      0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.74            2.67           (2.78)          (1.67)           0.37
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      1.83     $      2.75     $     (2.70)    $     (1.58)    $      0.44
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.09)    $     (0.09)    $     (0.08)    $     (0.06)    $     (0.07)
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.25)          (0.19)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.03)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.09)    $     (0.09)    $     (0.08)    $     (0.34)    $     (0.26)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     14.32     $     12.58     $      9.92     $     12.70     $     14.62
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           14.63%^^        27.86%         (21.40)%        (10.91)%          3.09%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.88%           0.90%           0.86%           0.87%           0.88%
  Net investment income                                     0.70%           0.78%           0.67%           0.66%           0.50%
Portfolio turnover                                            97%            147%             96%             84%             75%
Net assets at end of period (000 Omitted)            $    83,219     $    80,059     $    64,126     $    95,414     $    92,961

                                                                             CORE EQUITY SERIES
                                                     ------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------  PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.53     $      9.89     $     12.69     $           12.59^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income                              $      0.06     $      0.06     $      0.05     $             0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.72            2.65           (2.78)                  0.09+++
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      1.78     $      2.71     $     (2.73)    $             0.10
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders
  from net investment income --                      $     (0.06)    $     (0.07)    $     (0.07)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     14.25     $     12.53     $      9.89     $            12.69
                                                     ===========     ===========     ===========     ==================
Total return***~                                           14.29%^^        27.49%         (21.59)%                 0.79%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.13%           1.15%           1.11%                  1.12%+
  Net investment income                                     0.45%           0.53%           0.49%                  0.19%+
Portfolio turnover                                            97%            147%             96%                    84%
Net assets at end of period (000 Omitted)            $     9,916     $     8,920     $     6,428     $            3,155

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $12.79 and (0.78)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
  ^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                          INTERNATIONAL GROWTH SERIES
                                                     ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     11.46     $      8.33     $      9.50     $     11.84     $     13.10
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                              $      0.13     $      0.06     $      0.06     $      0.06     $      0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        2.03            3.14           (1.18)          (1.89)          (1.13)
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      2.16     $      3.20     $     (1.12)    $     (1.83)    $     (1.01)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.07)    $     (0.07)    $     (0.05)    $     (0.07)    $     (0.04)
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.42)          (0.21)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.02)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.07)    $     (0.07)    $     (0.05)    $     (0.51)    $     (0.25)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     13.55     $     11.46     $      8.33     $      9.50     $     11.84
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           18.94%          38.67%         (11.88)%        (15.91)%         (7.80)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.11%           1.24%           1.23%           1.23%           1.24%
  Net investment income                                     1.09%           0.67%           0.70%           0.58%           0.94%
Portfolio turnover                                            93%             89%            119%            108%             71%
Net assets at end of period (000 Omitted)            $   120,913     $   108,114     $    88,537     $   118,286     $   117,486

                                                                       INTERNATIONAL GROWTH SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     11.43     $      8.31     $      9.49                $ 9.87^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.10     $      0.04     $      0.04     $            (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        2.01            3.13           (1.17)                 (0.36)
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      2.11     $      3.17     $     (1.13)    $            (0.38)
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders --
  From net investment income                         $     (0.04)    $     (0.05)    $     (0.05)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     13.50     $     11.43     $      8.31     $             9.49
                                                     ===========     ===========     ===========     ==================
Total return***~                                           18.58%          38.35%         (12.01)%                (3.85)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.36%           1.49%           1.48%                  1.49%+
  Net investment income (loss)                              0.86%           0.39%           0.46%                 (0.59)%+
Portfolio turnover                                            93%             89%            119%                   108%
Net assets at end of period (000 Omitted)            $    18,282     $    15,171     $    10,449     $            3,107

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $9.94 and (4.53)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                     ---------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      8.60     $      6.97     $      9.70     $     14.51     $     16.13
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                              $      0.04     $      0.01     $     (0.00)+++ $      0.01     $      0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.79            1.62           (2.72)          (3.46)          (0.97)
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.83     $      1.63     $     (2.72)    $     (3.45)    $     (0.95)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.01)    $        --     $     (0.01)    $     (0.01)    $     (0.01)
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.15)          (0.66)
  In excess of net investment income                          --              --           (0.00)+++          --              --
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (1.20)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.01)    $        --     $     (0.01)    $     (1.36)    $     (0.67)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $      9.42     $      8.60     $      6.97     $      9.70     $     14.51
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                            9.61%^         23.39%         (28.05)%        (24.91)%         (6.09)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.83%           0.83%           0.82%           0.82%           0.81%
  Net investment income (loss)                              0.47%           0.09%          (0.01)%          0.12%           0.14%
Portfolio turnover                                           139%            265%            207%            289%            250%
Net assets at end of period (000 Omitted)            $   468,181     $   504,123     $   448,235     $   797,118     $   974,508

                                                                  MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      8.55     $      6.96     $      9.70     $             9.65^^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.02     $     (0.01)    $     (0.02)    $            (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.78            1.60           (2.71)                  0.06
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      0.80     $      1.59     $     (2.73)    $             0.05
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders
  From net investment income                         $        --     $        --     $     (0.01)    $               --
  In excess of net investment income                          --              --           (0.00)+++                 --
                                                     -----------     -----------     -----------     ------------------
      Total distributions declared to shareholders            --     $        --     $     (0.01)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $      9.35     $      8.55     $      6.96     $             9.70
                                                     ===========     ===========     ===========     ==================
Total return***~                                            9.36%^         22.84%         (28.17)%                 0.52%++^^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.08%           1.08%           1.07%                  1.07%+
  Net investment income (loss)                              0.25%          (0.16)%         (0.21)%                (0.24)%+
Portfolio turnover                                           139%            265%            207%                   289%
Net assets at end of period (000 Omitted)            $    87,243     $    73,697     $    37,109     $           17,312

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The series net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded, without which performance would have been lower by approximately 0.13%.
  ^^ The net asset value and total return previously reported as $9.89 and (1.92)%, respectively, have been revised to reflect the net asset value from the day prior to the class inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                     MID CAP VALUE SERIES
                                                     ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                     ------------------------------        PERIOD ENDED
                                                         2004              2003          DECEMBER 31, 2002*
                                                     ------------      ------------      ------------------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      10.46      $       7.92      $            10.00
                                                     ------------      ------------      ------------------
Income from investment operations# --
  Net investment income~~                            $       0.01      $       0.02      $             0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         2.25              2.53                   (2.12)
                                                     ------------      ------------      ------------------
      Total from investment operations               $       2.26      $       2.55      $            (2.08)
                                                     ------------      ------------      ------------------
Less distributions declared to shareholders --
  From net investment income                         $      (0.01)     $      (0.01)     $               --
  From net realized gain on investments and
    foreign currency transactions                           (0.25)               --                      --
                                                     ------------      ------------      ------------------
      Total distributions declared to shareholders   $      (0.26)     $      (0.01)                     --
                                                     ------------      ------------      ------------------
Net asset value -- end of period                     $      12.46      $      10.46      $             7.92
                                                     ============      ============      ==================
Total return***~                                            22.10%            32.24%                 (20.80)%++
Ratios (to average net assets)/Supplemental
  data~~
  Expenses##                                                 1.00%             0.99%                   1.02%+
  Net investment income (loss)                               0.10%             0.26%                   0.54%+
Portfolio turnover                                            147%              109%                     82%
Net assets at end of period (000 Omitted)            $         29      $         24      $               18

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                $      (0.00)+++  $      (0.05)     $            (0.53)
  Ratios (to average net assets):
      Expenses##                                             1.10%             1.81%                   8.05%+
      Net investment income (loss)                          (0.00)%+++        (0.56)%                 (6.49)%+

                                                                     MID CAP VALUE SERIES
                                                     ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                     ------------------------------        PERIOD ENDED
                                                         2004              2003          DECEMBER 31, 2002*
                                                     ------------      ------------      ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      10.44      $       7.93      $            10.00
                                                     ------------      ------------      ------------------
Income from investment operations# --
  Net investment income (loss)~~                     $      (0.02)     $       0.00+++   $             0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         2.25              2.52                   (2.11)
                                                     ------------      ------------      ------------------
      Total from investment operations               $       2.23      $       2.52      $            (2.07)
                                                     ------------      ------------      ------------------
Less distributions declared to shareholders from
  net investment income --
  From net investment income                         $      (0.00)+++  $      (0.01)                     --
  From net realized gain on investments and
    foreign currency transactions                           (0.25)               --                      --
                                                     ------------      ------------      ------------------
      Total distributions declared to shareholders   $      (0.25)     $      (0.01)     $               --
                                                     ------------      ------------      ------------------
Net asset value -- end of period                     $      12.42      $      10.44      $             7.93
                                                     ============      ============      ==================
Total return***~                                            21.75%            31.90%                 (20.70)%++
Ratios (to average net assets)/Supplemental
  data~~ :
  Expenses##                                                 1.25%             1.25%                   1.27%+
  Net investment income (loss)                              (0.15)%            0.04%                   0.53%+
Portfolio turnover                                            147%              109%                     82%
Net assets at end of period (000 Omitted)            $     24,479      $     15,954      $              707

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:

  Net investment loss                                $      (0.03)     $      (0.07)     $            (0.50)
  Ratios (to average net assets):
      Expenses##                                             1.35%             2.07%                   8.30%+
      Net investment loss                                   (0.25)%           (0.78)%                 (6.50)%+

   * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01 or 0.01%.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                NEW DISCOVERY SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.69     $      9.38     $     14.10     $     15.98     $     16.89
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment loss                                $     (0.08)    $     (0.06)    $     (0.07)    $     (0.07)    $     (0.07)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.03            3.37           (4.65)          (0.71)           0.15
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.95     $      3.31     $     (4.72)    $     (0.78)    $      0.08
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net realized gain on investments and
    foreign currency transactions                    $        --     $        --     $        --     $     (0.97)    $     (0.99)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.13)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $        --     $        --     $        --     $     (1.10)    $     (0.99)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     13.64     $     12.69     $      9.38     $     14.10     $     15.98
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                            7.49%^         35.29%         (33.43)%         (5.12)%          0.34%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.99%           1.00%           0.98%           0.97%           0.99%
  Net investment loss                                      (0.65)%         (0.59)%         (0.59)%         (0.49)%         (0.43)%
Portfolio turnover                                           139%            100%             97%             64%             74%
Net assets at end of period (000 Omitted)            $   209,503     $   220,278     $   177,028     $   277,090     $   233,297

                                                                           NEW DISCOVERY SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                         2004            2003            2002        DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.61     $      9.34     $     14.08     $            13.36^^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment loss                                $     (0.11)    $     (0.09)    $     (0.08)    $            (0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.02            3.36           (4.66)                  0.76
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      0.91     $      3.27     $     (4.74)    $             0.72
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     13.52     $     12.61     $      9.34     $            14.08
                                                     ===========     ===========     ===========     ==================
Total return***~                                            7.22%^         35.01%         (33.66)%                 5.39%^^++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.24%           1.24%           1.23%                  1.22%+
  Net investment loss                                      (0.89)%         (0.84)%         (0.78)%                (0.90)%+
Portfolio turnover                                           139%            100%             97%                    64%
Net assets at end of period (000 Omitted)            $   104,256     $    71,049     $    34,691     $           10,085

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transaction with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the day the proceeds were recorded.
  ^^ The net asset value and total return previously reported as $13.55 and 3.91%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                            RESEARCH INTERNATIONAL SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                         2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.01     $      9.03     $     10.22     $     12.70     $     14.59
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                              $      0.14     $      0.08     $      0.06     $      0.04     $      0.19
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        2.39            2.96           (1.23)          (2.27)          (1.30)
                                                     -----------     -----------     -----------     -----------     -----------
Total from investment operations                     $      2.53     $      3.04     $     (1.17)    $     (2.23)    $     (1.11)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.06)    $     (0.06)    $     (0.02)    $     (0.09)    $     (0.00)+++
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.12)          (0.78)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.04)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.06)    $     (0.06)    $     (0.02)    $     (0.25)    $     (0.78)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     14.48     $     12.01     $      9.03     $     10.22     $     12.70
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           21.20%          33.86%         (11.44)%        (17.76)%         (7.95)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.10%           1.30%           1.26%           1.26%           1.28%
  Net investment income                                     1.11%           0.83%           0.61%           0.36%           1.43%
Portfolio turnover                                           102%             97%            136%            145%            110%
Net assets at end of period (000 Omitted)            $    86,526     $    74,262     $    62,555     $    80,738     $    82,945

                                                                       RESEARCH INTERNATIONAL SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     11.95     $      9.00     $     10.21     $            10.76**
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.10     $      0.03     $      0.03     $            (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        2.39            2.96           (1.22)                 (0.52)
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      2.49     $      2.99     $     (1.19)    $            (0.55)
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders from
  net investment income --                           $     (0.05)    $     (0.04)    $     (0.02)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     14.39     $     11.95     $      9.00     $            10.21
                                                     ===========     ===========     ===========     ==================
Total return***~                                           20.96%          33.40%         (11.66)%                (5.11)%++**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.36%           1.57%           1.51%                  1.51%+
  Net investment income (loss)                              0.78%           0.33%           0.35%                 (0.81)%+
Portfolio turnover                                           102%             97%            136%                   145%
Net assets at end of period (000 Omitted)            $    61,087     $    27,282     $     5,783     $            2,537

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  ** The net asset value and total return previously reported as $10.81 and (5.55)%, respectively, have been revised to reflect the net asset value from the day prior to the class inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   #  Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                               STRATEGIC GROWTH SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      7.18     $      5.63     $      8.05     $     10.91     $     12.13
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income (loss)                       $      0.02     $     (0.00)+++ $     (0.01)    $     (0.01)    $     (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.47            1.55           (2.41)          (2.65)          (1.20)
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.49     $      1.55     $     (2.42)    $     (2.66)    $     (1.21)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $        --     $        --     $        --     $        --     $     (0.01)
  From net realized gain on investments and
    foreign currency transactions                    $        --     $        --     $        --     $     (0.20)    $     (0.00)+++
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $        --     $        --     $        --     $     (0.20)    $     (0.01)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $      7.67     $      7.18     $      5.63     $      8.05     $     10.91
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                            6.82%          27.53%         (30.06)%        (24.65)%         (9.99)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.88%           0.91%           0.88%           0.86%           0.94%
  Net investment income (loss)                              0.31%          (0.01)%         (0.18)%         (0.11)%         (0.06)%
Portfolio turnover                                            74%             74%             98%            123%             86%
Net assets at end of period (000 Omitted)            $    45,471     $    47,910     $    38,486     $    74,471     $    86,823

                                                                          STRATEGIC GROWTH SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      7.14     $      5.62     $      8.05     $             7.95^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.01     $     (0.01)    $     (0.02)    $            (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.46            1.53           (2.41)                  0.11++++
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      0.47     $      1.52     $     (2.43)    $             0.10
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $      7.61     $      7.14     $      5.62     $             8.05
                                                     ===========     ===========     ===========     ==================
Total return***~                                            6.58%          27.05%         (30.19)%                 1.26%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.13%           1.16%           1.13%                  1.11%+
  Net investment income (loss)                              0.12%          (0.23)%         (0.38)%                (0.27)%+
Portfolio turnover                                            74%             74%             98%                   123%
Net assets at end of period (000 Omitted)            $    42,403     $    30,403     $     4,997     $            1,989

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $8.21 and (1.95)%, respectively, have been revised to reflect the net asset value from the day prior prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                      STRATEGIC VALUE SERIES
                                                     ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                     ------------------------------         PERIOD ENDED
                                                         2004              2003          DECEMBER 31, 2002*
                                                     ------------      ------------      ------------------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      10.05      $       7.90      $            10.00
                                                     ------------      ------------      ------------------
Income from investment operations# --
  Net investment income~~                            $       0.11      $       0.07      $             0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         1.63              2.09                   (2.17)
                                                     ------------      ------------      ------------------
      Total from investment operations               $       1.74      $       2.16      $            (2.10)
                                                     ------------      ------------      ------------------
Less distributions declared to shareholders
  From net investment income                         $      (0.04)     $      (0.01)     $               --
  From net realized gain on investments and
    foreign currency transactions                           (0.18)               --                      --
                                                     ------------      ------------      ------------------
      Total distributions declared to shareholders          (0.22)            (0.01)                     --
                                                     ------------      ------------      ------------------
Net asset value -- end of period                     $      11.57      $      10.05      $             7.90
                                                     ============      ============      ==================
Total return***~                                            18.05%            27.44%                 (21.00)%++
Ratios (to average net assets)/Supplemental
  data~~ :
  Expenses##                                                 0.99%             1.00%                   1.01%+
  Net investment income                                      1.05%             0.80%                   0.89%+
Portfolio turnover                                             70%               38%                     53%
Net assets at end of period (000 Omitted)            $          9      $          8      $                6

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income (loss)                       $       0.08      $       0.02      $            (0.35)
  Ratios (to average net assets):
      Expenses##                                             1.29%             1.59%                   6.20%+
      Net investment income (loss)                           0.75%             0.21%                  (4.30)%+

                                                                      STRATEGIC VALUE SERIES
                                                     ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                     ------------------------------         PERIOD ENDED
                                                         2004              2003          DECEMBER 31, 2002*
                                                     ------------      ------------      ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      10.02      $       7.90      $            10.00
                                                     ------------      ------------      ------------------
Income from investment operations# --
  Net investment income~~                            $       0.09      $       0.05      $             0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency                          1.61              2.08                   (2.16)
                                                     ------------      ------------      ------------------
      Total from investment operations               $       1.70      $       2.13      $            (2.10)
                                                     ------------      ------------      ------------------
Less distributions declared to shareholders
  From net investment income                         $      (0.02)     $      (0.01)     $               --
  From net realized gain on investments and
    foreign currency transactions                           (0.18)               --                      --
                                                     ------------      ------------      ------------------
      Total distributions declared to shareholders          (0.20)            (0.01)                     --
                                                     ------------      ------------      ------------------
Net asset value -- end of period                     $      11.52      $      10.02      $             7.90
                                                     ============      ============      ==================
Total return***~                                            17.77%            27.01%                 (21.00)%++
Ratios (to average net assets)/Supplemental
  data~~ :
  Expenses##                                                 1.25%             1.25%                   1.26%+
  Net investment income                                      0.82%             0.56%                   0.81%+
Portfolio turnover                                             70%               38%                     53%
Net assets at end of period (000 Omitted)            $     11,597      $      8,199      $            1,072

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment income per share and the ratios would have been:

  Net investment income                              $       0.05      $       0.00+++   $            (0.33)
  Ratios (to average net assets):
      Expenses##                                             1.55%             1.84%                   6.45%+
      Net investment income (loss)                           0.52%            (0.03)%                 (4.38)%+

   * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 1999.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                         TECHNOLOGY SERIES
                                           ----------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------        PERIOD ENDED
                                              2004            2003            2002            2001         DECEMBER 31, 2000*
                                           -----------     -----------     -----------     -----------     ------------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $      4.10     $      2.82     $      5.22     $      8.52     $            10.00
                                           -----------     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)~~           $     (0.01)    $     (0.02)    $     (0.02)    $     (0.02)    $             0.01
  Net realized and unrealized gain
    (loss) on investments and foreign
     currency                                     0.11            1.30           (2.38)          (3.28)                 (1.49)
                                           -----------     -----------     -----------     -----------     ------------------
      Total from investment operations     $      0.10     $      1.28     $     (2.40)    $     (3.30)    $            (1.48)
                                           -----------     -----------     -----------     -----------     ------------------
Less distributions declared to
  shareholders --
  From net investment income               $        --     $        --     $        --     $     (0.00)+++ $               --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --              --              --              --                     --
                                           -----------     -----------     -----------     -----------     ------------------
      Total distributions declared to
        shareholders                       $        --     $        --     $        --     $     (0.00)+++ $               --
                                           -----------     -----------     -----------     -----------     ------------------
Net asset value -- end of period           $      4.20     $      4.10     $      2.82     $      5.22     $             8.52
                                           ===========     ===========     ===========     ===========     ==================
Total return***~                                  2.44%^^        45.39%         (45.98)%        (38.87)%               (14.60)%++
Ratios (to average net
  assets)/Supplemental data~~ :
  Expenses##                                      1.01%           1.06%           0.91%           0.90%                  1.02%+
  Net investment income (loss)                   (0.21)%         (0.65)%         (0.61)%         (0.39)%                 0.09%+
Portfolio turnover                                 110%            191%            210%            310%                   271%
Net assets at end of period
  (000 Omitted)                            $    23,069     $    28,376     $    14,020     $    33,855     $           31,907

  ~~ The investment adviser
     contractually agreed under a
     temporary expense agreement to pay
     all of the series' operating
     expenses, exclusive of management
     fees, in excess of 0.25% of average
     daily net assets. To the extent
     actual expenses were over this
     limitation, the net investment
     income (loss) per share and the
     ratios would have been:

  Net investment loss                      $     (0.01)    $     (0.02)    $        --     $        --     $            (0.00)+++
  Ratios (to average net assets):
  Expenses##                                      1.11%           1.09%             --              --                   1.16%+
  Net investment loss                            (0.31)%         (0.68)%            --              --                  (0.05)%+

                                                                             TECHNOLOGY SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001**
                                                     -----------     -----------     -----------     -------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      4.07     $      2.80     $      5.22     $              5.00^^^
                                                     -----------     -----------     -----------     -------------------
Income from investment operations# --
  Net investment loss~~                              $     (0.02)    $     (0.03)    $     (0.03)    $             (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.10            1.30           (2.39)                   0.24
                                                     -----------     -----------     -----------     -------------------
      Total from investment operations               $      0.08     $      1.27     $     (2.42)    $              0.22
                                                     -----------     -----------     -----------     -------------------
Net asset value -- end of period                     $      4.15     $      4.07     $      2.80     $              5.22
                                                     ===========     ===========     ===========     ===================
Total return***~                                            1.97%^^        45.36%         (46.36)%                  4.40%++^^^
Ratios (to average net assets)/Supplemental
  data~~ :
  Expenses##                                                1.26%           1.30%           1.16%                   1.15%+
  Net investment loss                                      (0.45)%         (0.91)%         (0.85)%                 (0.90)%+
Portfolio turnover                                           110%            191%            210%                    310%
Net assets at end of period (000 Omitted)            $     3,636     $     4,094     $     1,509     $               947

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution and service fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

   Net investment loss                               $     (0.02)    $     (0.03)    $        --     $                --
   Ratios (to average net assets):
      Expenses##                                            1.36%           1.33%             --                      --
      Net investment loss                                  (0.55)%         (0.94)%            --                      --

   * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000. **For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
 ^^^ The net asset value and total return previously reported as $5.32 and (1.88)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.

   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

                                                                                     VALUE SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     13.61     $     11.05     $     12.88     $     14.45     $     11.21
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income (loss)                       $      0.21     $      0.19     $      0.19     $      0.17     $      0.20
  Net realized and unrealized gain (loss) on
   investments and foreign currency                         1.87            2.56           (1.93)          (0.55)           3.16
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      2.08     $      2.75     $     (1.74)    $     (0.38)    $      3.36
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.18)    $     (0.19)    $     (0.09)    $     (0.75)    $     (0.07)
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.42)          (0.05)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.02)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.18)    $     (0.19)    $     (0.09)    $     (1.19)    $     (0.12)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     15.51     $     13.61     $     11.05     $     12.88     $     14.45
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           15.52%^^        25.31%         (13.58)%         (7.46)%         30.25%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.83%           0.84%           0.83%           0.85%           0.87%
  Net investment income (loss)                              1.53%           1.65%           1.57%           1.31%           1.66%
Portfolio turnover                                            36%             57%             51%             63%             85%
Net assets at end of period (000 Omitted)            $   339,705     $   310,818     $   266,892     $   288,239     $   124,221

                                                                               VALUE SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     13.56     $     11.01     $     12.86     $            13.00^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.18     $      0.16     $      0.17     $             0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.85            2.56           (1.93)                 (0.19)
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      2.03     $      2.72     $     (1.76)    $            (0.14)
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders --
  From net investment income                         $     (0.16)    $     (0.17)    $     (0.09)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     15.43     $     13.56     $     11.01     $            12.86
                                                     ===========     ===========     ===========     ==================
Total return***~                                           15.18%^^        25.09%         (13.77)%                (1.08)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.08%           1.09%           1.08%                  1.11%+
  Net investment income (loss)                              1.28%           1.39%           1.41%                  1.00%+
Portfolio turnover                                            36%             57%             51%                    63%
Net assets at end of period (000 Omitted)            $   119,496     $    83,780     $    46,646     $           16,481

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $13.12 and (1.98)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
  ^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on net asset value per share based on the shares outstanding on the day the proceeds were recorded.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Core Equity Series* (formerly Research Growth and Income Series), Emerging Growth Series, Emerging Markets Equity Series, Global Governments Series, Global Growth Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Value Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series*, Money Market Series, New Discovery Series*, Research Series, Research International Series*, Strategic Growth Series*, Strategic Income Series, Strategic Value Series*, Technology Series*, Total Return Series, Utilities Series and Value Series*. All of these series are diversified except for the Global Governments Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) in each series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Listed options are valued at the closing price as reported by an independent pricing service on the principal exchange on which they are traded. Unlisted options are valued by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in each series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Each series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains #Notes to Financial Statements -- continuedand losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Certain series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Security Loans -- State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides each series with indemnification against Borrower default. Each series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2004, the value of securities loaned for the New Discovery Series was $70,631,083. These loans were collateralized by cash of $72,361,907 and non-cash US Treasury obligations of $19,761.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Each series may receive proceeds from the settlement of class action lawsuits involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2004, the series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a commission recapture agreement, under which certain brokers will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2004, each series' miscellaneous expenses were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                            CAPITAL         CORE       INTERNATIONAL     MASSACHUSETTS       MID CAP        NEW
                                         OPPORTUNITIES     EQUITY        GROWTH         INVESTORS GROWTH      VALUE      DISCOVERY
                                            SERIES         SERIES        SERIES           STOCK SERIES        SERIES      SERIES
        --------------------------------------------------------------------------------------------------------------------------
        Balance credits                  $          --    $     205    $         259    $          1,215    $      --    $   1,279
        Commission recapture credits             4,612        3,408            3,907              11,086          404        6,939
                                         -------------    ---------    -------------    ----------------    ---------    ---------
        Total                            $       4,612    $   3,613    $       4,166    $         12,301    $     404    $   8,218
                                         -------------    ---------    -------------    ----------------    ---------    ---------

                                            RESEARCH      STRATEGIC      STRATEGIC
                                         INTERNATIONAL     GROWTH          VALUE          TECHNOLOLGY         VALUE
                                             SERIES        SERIES          SERIES            SERIES           SERIES
        -------------------------------------------------------------------------------------------------------------
        Balance credits                  $         361    $      64    $          61    $             --    $     627
        Commission recapture credits             6,513        1,118               81               2,028        6,877
                                         -------------    ---------    -------------    ----------------    ---------
        Total                            $       6,874    $   1,182    $         142    $          2,028    $   7,504
                                         -------------    ---------    -------------    ----------------    ---------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as Notes to Financial Statements -- continueddistributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Common types of book and tax differences that could occur include differences in accounting for foreign currency transactions, wash sales, foreign taxes, real estate investment trusts, net operating losses and non-taxable distributions. The tax character of distributions declared for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                    CAPITAL OPPORTUNITIES SERIES         CORE EQUITY SERIES          INTERNATIONAL GROWTH SERIES
                                       YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                    -----------------------------   -----------------------------   -----------------------------
                                        2004            2003            2004            2003            2004            2003
                                    -----------------------------   -----------------------------   -----------------------------
Distributions declared from:
Ordinary income                     $   1,284,703   $     907,389   $     569,298   $     561,841   $     671,328   $     738,126
                                    -------------   -------------   -------------   -------------   -------------   -------------

                                       MASSACHUSETTS INVESTORS
                                         GROWTH STOCK SERIES             MID CAP VALUE SERIES
                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                    -----------------------------   -----------------------------
                                         2004            2003            2004            2003
                                    -----------------------------   -----------------------------
Distributions declared from:
Ordinary income                     $     320,560   $          --   $     432,782   $       1,651
Long-term Capital Gain                         --              --          25,758              --
                                    -------------   -------------   -------------   -------------
Total distributions declared        $     320,560   $          --   $     458,540   $       1,651
                                    -------------   -------------   -------------   -------------

                                    RESEARCH INTERNATIONAL SERIES      STRATEGIC VALUE SERIES
                                       YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                    -----------------------------   -----------------------------
                                         2004            2003            2004            2003
                                    -----------------------------   -----------------------------
Distributions declared from:
Ordinary income                     $     530,167   $     410,974   $     194,355   $       3,650
Long-term Capital Gain                         --              --   $      29,295              --
                                    -------------   -------------   -------------   -------------
Total distributions declared        $     530,167   $     410,974   $     223,650   $       3,650
                                    -------------   -------------   -------------   -------------

                                             VALUE SERIES
                                        YEAR ENDED DECEMBER 31,
                                    -----------------------------
                                        2004            2003
                                    -----------------------------
Distributions declared from:
Ordinary income                     $   5,235,208   $   5,151,031
                                    -------------   -------------

During the year ended December 31, 2004, the following amounts were reclassified due to differences between book and tax accounting, which may include foreign currency transactions, real estate investment trusts, non-taxable distributions, and net operating losses.

                                           CAPITAL         CORE      INTERNATIONAL    MASSACHUSETTS      MID CAP          NEW
                                        OPPORTUNITIES     EQUITY       GROWTH        INVESTORS GROWTH     VALUE        DISCOVERY
INCREASE (DECREASE):                       SERIES         SERIES       SERIES          STOCK SERIES       SERIES         SERIES
----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                         $          --   $       --   $          --   $             --   $        1   $  (2,114,597)
Accumulated undistributed net
  realized gain (loss) on investments
  and foreign currency transactions                --       (1,785)        105,341              2,690      (28,536)          6,455
Accumulated undistributed net
  investment income (loss)                         --        1,785        (105,341)            (2,690)      28,535       2,108,142

                                          RESEARCH      STRATEGIC     STRATEGIC
                                        INTERNATIONAL     GROWTH        VALUE            TECHNOLOGY       VALUE
INCREASE (DECREASE):                        SERIES        SERIES        SERIES            SERIES          SERIES
------------------------------------------------------------------------------------------------------------------
Paid-in capital                         $          (2)  $        2   $          --   $         38,886   $       --
Accumulated undistributed net
  realized gain (loss) on investments
  and foreign currency transactions            47,636          265              --           (111,031)       6,715
Accumulated undistributed net
  investment income (loss)                    (47,634)        (267)             --             72,145       (6,715)

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                     CAPITAL           CORE            INTERNATIONAL      MASSACHUSETTS
                                                  OPPORTUNITIES       EQUITY               GROWTH        INVESTORS GROWTH
                                                      SERIES          SERIES               SERIES          STOCK SERIES
-------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                   $      2,156,452   $        596,669   $      1,225,614   $      2,407,630
Undistributed long-term capital gain                          --                 --                 --                 --
Capital loss carryforward                           (316,798,046)       (11,190,665)        (8,861,512)      (438,050,114)
Unrealized appreciation (depreciation)                28,943,419         14,369,069         30,181,344         23,989,383
Other temporary differences                               (5,365)                --            (88,703)                --

                                                    MID CAP             NEW               RESEARCH          STRATEGIC
                                                     VALUE           DISCOVERY          INTERNATIONAL        GROWTH
                                                    SERIES            SERIES               SERIES            SERIES
-------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                   $      2,449,101   $             --   $      1,119,299   $        183,456
Undistributed long-term capital gain                     412,228                 --                 --                 --
Capital loss carryforward                                     --        (69,036,964)        (6,700,046)       (51,167,926)
Unrealized appreciation (depreciation)                 2,746,853         41,335,096         23,849,010          7,812,091
Other temporary differences                                   --             (2,316)           (91,528)                --

                                                   STRATEGIC
                                                     VALUE            TECHNOLOGY         VALUE
                                                    SERIES              SERIES           SERIES
------------------------------------------------------------------------------------------------------
Undistributed ordinary income                   $        597,381   $             --   $      6,088,181
Undistributed long-term capital gain                     601,191                 --                 --
Capital loss carryforward                                     --        (38,956,283)       (11,539,417)
Unrealized appreciation (depreciation)                 1,329,356          2,886,404         78,660,990
Other temporary differences                                 (315)                --                 --

For federal income tax purposes, the following series had a capital loss carryforward that may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                   CAPITAL              CORE          INTERNATIONAL       MASSACHUSETTS           NEW
                                OPPORTUNITIES          EQUITY             GROWTH        INVESTORS GROWTH       DISCOVERY
EXPIRATION DATE                    SERIES              SERIES             SERIES          STOCK SERIES           SERIES
----------------------------------------------------------------------------------------------------------------------------
December 31, 2009              $   (170,437,494)  $             --   $             --   $   (262,542,165)   $             --
December 31, 2010                  (146,360,552)       (11,190,665)        (8,861,512)      (175,507,949)        (69,036,964)
                               ----------------   ----------------   ----------------   ----------------    ----------------
Total                          $   (316,798,046)  $    (11,190,665)  $     (8,861,512)  $   (438,050,114)   $    (69,036,964)
                               ================   ================   ================   ================    ================


                                   RESEARCH          STRATEGIC
                                INTERNATIONAL          GROWTH           TECHNOLOGY            VALUE
EXPIRATION DATE                     SERIES             SERIES             SERIES              SERIES
--------------------------------------------------------------------------------------------------------
December 31, 2008              $             --   $             --   $     (1,395,914)  $             --
December 31, 2009                            --        (31,278,712)       (21,058,299)                --
December 31, 2010                    (6,700,046)       (17,626,481)       (16,502,070)        (7,579,049)
December 31, 2011                            --         (2,262,733)                --         (3,960,368)
                               ----------------   ----------------   ----------------   ----------------
Total                          $     (6,700,046)  $    (51,167,926)  $    (38,956,283)  $    (11,539,417)
                               ================   ================   ================   ================

For Technology Series, the availability of a portion of these respective capital loss carryforwards which were acquired on September 5, 2003 in connection with the MFS/Sun Life Global Telecommunications Series acquisition, may be limited in a given year. Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each series has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S), to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on the average net assets of each series. Management fees and expense limitations are as follow:

                                                                                 TOTAL "OTHER"
                                                                   MANAGEMENT      EXPENSE
                                                                      FEE         LIMITATION
           -----------------------------------------------------------------------------------
           Capital Opportunities Series                              0.75%*          N/A
           Core Equity Series                                        0.75%           N/A
           International Growth Series                               0.90%*          N/A
           Massachusetts Investors Growth Stock Series               0.75%**         N/A
           Mid Cap Value Series                                      0.75%          0.25%***
           New Discovery Series                                      0.90%           N/A
           Research International Series                             0.90%*          N/A
           Strategic Growth Series                                   0.75%           N/A
           Strategic Value Series                                    0.75%          0.25%***
           Technology Series                                         0.75%          0.25%***
           Value Series                                              0.75%           N/A

* The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of average net assets in excess of $300 million. The management fee for International Growth Series and Research International Series is 0.90% of the first $1 billion of average net assets, 0.80% of the next $1 billion of average net assets and 0.70% of average net assets in excess of $2 billion.

** The investment adviser has voluntarily agreed to reduce the management fee of Massachusetts Investors Growth Stock Series to 0.70% of average net assets in excess of $1 billion. This voluntary reduction in the management fee may be rescinded by MFS only with the approval of the series' Board of Trustees.

*** For Mid Cap Value Series, Strategic Value Series and Technology Series, the investment adviser has contractually agreed to pay each series' operating expenses exclusive of management and distribution fees such that the series' other expenses do not exceed 0.25% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Each series pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

This series and certain other MFS funds (the "funds") have entered into a services agreement (the "Agreement") which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to provide office space and other administrative support and supplies to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The series' investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. On July 28, 2004, the following funds accrued an estimate of the amount to be received pursuant to this matter:

                                                                   ESTIMATE OF THE
                                                                AMOUNT TO BE RECEIVED
               -----------------------------------------------------------------------
               Capital Opportunities Series                           $  164,749
               Core Equity Series                                         25,093
               International Growth Series                                    --
               Massachusetts Investors Growth Stock Series               745,769
               Mid Cap Value Series                                           17
               New Discovery Series                                       17,321
               Research International Series                               1,393
               Strategic Growth Series                                     2,248
               Strategic Value Series                                         12
               Technology Series                                           5,845
               Value Series                                               75,992

Massachusetts Investors Growth Stock Series' accrual resulted in an increase in net asset value of $0.01 per share based on the shares outstanding the day the proceeds were recorded. The remaining funds in the series had accruals which did not have a material impact on the net asset value per share on the day they were recorded.

Administrator -- MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, each series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

               First $2 billion                                           0.0175%
               Next $2.5 billion                                          0.0130%
               Next $2.5 billion                                          0.0005%
               In excess of $7 billion                                    0.0000%

Effective April 1, 2004, each series paid MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

               First $2 billion                                          0.01120%
               Next $2.5 billion                                         0.00832%
               Next $2.5 billion                                         0.00032%
               In excess of $7 billion                                   0.00000%

For the year ended December 31, 2004, each series paid MFS the following amounts to partially reimburse MFS for the costs of providing administrative services.

                                                                                   % OF
                                                               ADMINSTRATIVE      AVERAGE
                                                                    FEE          NET ASSETS
               -----------------------------------------------------------------------------
               Capital Opportunities Series                    $      25,145          0.0094%
               Core Equity Series                                      8,077          0.0092%
               International Growth Series                            11,319          0.0090%
               Massachusetts Investors Growth Stock Series            51,522          0.0093%
               Mid Cap Value Series                                    1,762          0.0087%
               New Discovery Series                                   27,121          0.0092%
               Research International Series                          10,174          0.0086%
               Strategic Growth Series                                 7,559          0.0091%
               Strategic Value Series                                    858          0.0087%
               Technology Series                                       2,812          0.0097%
               Value Series                                           37,054          0.0089%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the year ended December 31, 2004 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                      CAPITAL          CORE        INTERNATIONAL    MASSACHUSETTS        MID CAP          NEW
                                   OPPORTUNITIES      EQUITY          GROWTH       INVESTORS GROWTH       VALUE         DISCOVERY
                                      SERIES          SERIES          SERIES         STOCK SERIES         SERIES         SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government
  securities)                      $ 194,490,818   $  85,534,330   $ 115,171,436   $    746,663,984   $  34,092,773   $ 400,363,872
                                   =============   =============   =============   ================   =============   =============
Sales
Investments (non-U.S. government
  securities)                      $ 242,215,981   $  89,281,562   $ 121,592,714   $    812,741,669   $  29,718,449   $ 401,256,547
                                   =============   =============   =============   ================   =============   =============

                                                     RESEARCH        STRATEGIC       STRATEGIC
                                                   INTERNATIONAL      GROWTH           VALUE           TECHNOLOGY        VALUE
                                                      SERIES          SERIES           SERIES            SERIES          SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government
  securities)                                      $ 143,477,938   $  66,252,822   $      8,599,080   $  31,199,720   $ 166,574,744
                                                   =============   =============   ================   =============   =============
Sales
Investments (non-U.S. government
  securities)                                      $ 118,840,095   $  59,454,622   $      6,768,259   $  36,775,304   $ 145,781,708
                                                   =============   =============   ================   =============   =============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                      CAPITAL          CORE        INTERNATIONAL    MASSACHUSETTS        MID CAP          NEW
                                   OPPORTUNITIES      EQUITY           GROWTH      INVESTORS GROWTH       VALUE        DISCOVERY
                                      SERIES          SERIES           SERIES        STOCK SERIES         SERIES         SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                     $ 253,020,580   $  85,334,118   $ 137,024,842   $    545,827,160   $  21,451,421   $ 343,330,713
                                   =============   =============   =============   ================   =============   =============
Gross unrealized appreciation      $  34,103,473   $  14,796,412   $  31,187,370   $     35,474,202   $   3,091,992   $  46,426,508
Gross unrealized depreciation         (5,160,054)       (427,343)     (1,010,790)       (11,486,607)       (345,225)     (5,091,529)
                                   -------------   -------------   -------------   ----------------   -------------   -------------
  Net unrealized appreciation
    (depreciation)                 $  28,943,419   $  14,369,069   $  30,176,580   $     23,987,595   $   2,746,767   $  41,334,979
                                   =============   =============   =============   ================   =============   =============

                                      RESEARCH       STRATEGIC      STRATEGIC
                                   INTERNATIONAL      GROWTH           VALUE          TECHNOLOGY          VALUE
                                      SERIES          SERIES          SERIES           SERIES            SERIES
-------------------------------------------------------------------------------------------------------------------
Aggregate cost                     $ 154,474,006   $  82,226,659   $  10,428,025   $     27,923,752   $ 391,119,146
                                   =============   =============   =============   ================   =============
Gross unrealized appreciation      $  24,725,662   $   9,884,163   $   1,508,841   $      3,340,579   $  81,781,475
Gross unrealized depreciation           (878,122)     (2,072,208)       (179,485)          (454,175)     (3,122,252)
                                   -------------   -------------   -------------   ----------------   -------------
  Net unrealized appreciation
      (depreciation)               $  23,847,540   $   7,811,955   $   1,329,356   $      2,886,404   $  78,659,223
                                   =============   =============   =============   ================   =============

(5) SHARES OF BENEFICIAL INTEREST

Each series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                CAPITAL OPPORTUNITIES SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      4,415,712    $    54,806,074          5,731,529    $    62,261,227
Shares issued to shareholders in
  reinvestment of  distributions                   106,761          1,240,566             90,020            890,293
Shares reacquired                               (8,556,292)      (105,046,939)     (10,2,242,917)      (106,123,750)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                    (4,033,819)   $   (49,000,299)        (4,421,368)   $   (42,972,230)
                                           ===============    ===============    ===============    ===============

                                                                      CORE EQUITY SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      2,029,961    $    26,702,688          2,988,914    $    33,507,139
Shares issued to shareholders in
  reinvestment of  distributions                    42,539            526,207             49,630            518,633
Shares reacquired                               (2,622,663)       (34,280,105)        (3,140,709)       (34,316,777)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                      (550,163)   $    (7,051,210)          (102,165)   $      (291,005)
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                             YEAR ENDED
                                                  DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      1,026,549    $    12,653,823          1,050,333    $    11,275,332
Shares issued to shareholders in
  reinvestment of  distributions                     3,808             44,137              1,732             17,096
Shares reacquired                               (1,032,924)       (12,685,861)          (952,712)       (10,185,013)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                        (2,567    $        12,099             99,353    $     1,107,415
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                        337,382    $     4,444,074            400,134    $     4,534,610
Shares issued to shareholders in
  reinvestment of  distributions                     3,492             43,091              4,147             43,208
Shares reacquired                                 (356,981)        (4,699,697)          (342,681)        (3,876,494)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                       (16,107)   $      (212,532)            61,600    $       701,324
                                           ===============    ===============    ===============    ===============

                                                                 INTERNATIONAL GROWTH SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                     15,225,467    $   183,137,894         17,427,446    $   158,475,766
Shares issued to shareholders in
  reinvestment of  distributions                    54,523            610,662             78,473            673,301
Shares reacquired                              (15,787,547)      (189,853,978)       (18,699,087)      (169,539,648)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                      (507,557)   $    (6,105,422)        (1,193,168)   $   (10,390,581)
                                           ===============    ===============    ===============    ===============

                                                         MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                     15,612,964    $   138,577,171         20,408,527    $   163,430,484
Shares issued to shareholders in
  reinvestment of  distributions                    37,669            320,560                 --                 --
Shares reacquired                              (24,566,996)      (215,967,207)       (26,056,445)      (203,246,211)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                    (8,916,363)   $   (77,069,476)        (5,647,918)   $   (39,815,727)
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      3,342,928    $    40,124,457          4,889,389    $    43,375,201
Shares issued to shareholders in
  reinvestment of distributions                      5,426             60,666              7,564             64,825
Shares reacquired                               (3,321,710)       (39,836,993)        (4,826,366)       (42,944,326)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                        26,644    $       348,130             70,587    $       495,700
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                     13,231,942    $   115,112,187          8,700,962    $    69,795,492
Shares issued to shareholders in
  reinvestment of distributions                         --                 --                 --                 --
Shares reacquired                              (12,518,366)      (108,752,839)        (5,421,405)       (43,607,875)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                       713,576    $     6,359,348          3,279,557    $    26,187,617
                                           ===============    ===============    ===============    ===============

                                                                     MID CAP VALUE SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                             --    $            --                 --    $            --
Shares issued to shareholders in
  reinvestment of distributions                         56                581                  3                 24
Shares reacquired                                                          --                 --                 --
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                            56    $           581                  3    $            24
                                           ===============    ===============    ===============    ===============

                                                                       NEW DISCOVERY SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                     21,123,534    $   268,637,935         22,713,040    $   247,375,353
Shares issued to shareholders in
  reinvestment of distributions                         --                 --                 --                 --
Shares reacquired                              (23,123,423)      (293,395,522)       (24,228,090)      (260,743,048)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                    (1,999,889)   $   (24,757,587)        (1,515,050)   $   (13,367,695)
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      5,380,740    $    59,003,133          2,401,174    $    22,364,748
Shares issued to shareholders
  in reinvestment of distributions                  44,505            457,959                197              1,626
Shares reacquired                               (4,982,556)       (54,629,610)          (963,044)        (9,070,063)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                       442,689    $     4,831,482          1,438,327    $    13,296,311
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                     19,422,740    $   242,942,770         12,808,961    $   142,295,303
Shares issued to shareholders
  in reinvestment of distributions                      --                 --                 --                 --
Shares reacquired                              (17,345,955)      (217,004,840)       (10,887,079)      (120,824,458)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                     2,076,785    $    25,937,930          1,921,882    $    21,470,845
                                           ===============    ===============    ===============    ===============

                                                                 RESEARCH INTERNATIONAL SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      3,026,313    $    39,423,839          2,906,178    $    30,361,049
Shares issued to shareholders
  in reinvestment of distributions                  31,672            370,243             40,840            380,627
Shares reacquired                               (3,267,193)       (42,326,114)        (3,691,524)       (37,365,238)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                      (209,208)   $    (2,532,032)          (744,506)   $    (6,623,562)
                                           ===============    ===============    ===============    ===============

                                                                   STRATEGIC GROWTH SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      2,453,820    $    17,830,753          3,236,703    $    21,208,639
Shares issued to shareholders
  in reinvestment of distributions                      --                 --                 --                 --
Shares reacquired                               (3,198,009)       (23,034,225)        (3,400,634)       (21,655,558)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                      (744,189)   $    (5,203,472)          (163,931)   $      (446,919)
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                     11,674,749    $   147,609,314          5,228,152    $    53,171,179
Shares issued to shareholders
  in reinvestment of distributions                  13,751            159,924              3,267             30,347
Shares reacquired                               (9,725,264)      (123,029,665)        (3,591,239)       (36,088,293)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                     1,963,236    $    24,739,573          1,640,180    $    17,113,233
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                     16,633,518    $   118,094,241          6,207,143    $    41,658,338
Shares issued to shareholders
  in reinvestment of distributions                      --                 --                 --                 --
Shares reacquired                              (15,319,716)      (108,630,315)        (2,841,608)       (19,082,216)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                     1,313,802    $     9,463,926          3,365,535    $    22,576,122
                                           ===============    ===============    ===============    ===============

                                                                   STRATEGIC VALUE SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                             --    $            --                 --    $            --
Shares issued in connection with
  acquisition of MFS/Sun Life Global
  Telecommunications Series                             --                 --                 --                 --
Shares issued to shareholders in
  reinvestment of distributions                         19                186                  1                 11
Shares reacquired                                       --                 --                 --                 --
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                            19    $           186                  1    $            11
                                           ===============    ===============    ===============    ===============

                                                                     TECHNOLOGY SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      2,538,284    $    10,318,941          5,647,401    $    19,930,088
Shares issued in connection with
  acquisition of MFS/Sun Life Global
  Telecommunications Series                             --                 --            414,189          1,619,479
Shares issued to shareholders in
  reinvestment of distributions                         --                 --                 --                 --
Shares reacquired                               (3,959,500)       (15,745,302)        (4,120,441)       (14,463,021)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                    (1,421,216)   $    (5,426,361)         1,941,149    $     7,086,546
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                        903,807    $     9,567,466          1,245,004    $    11,220,828
Shares issued in connection with
  acquisition of MFS/Sun Life Global
  Telecommunications Series                             --                 --                 --                 --
Shares issued to shareholders
  in reinvestment of distributions                  22,943            223,464                438              3,639
Shares reacquired                                 (738,361)        (7,859,518)          (562,914)        (5,226,898)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                       188,389    $     1,931,412            682,528    $     5,997,569
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                        651,183    $     2,612,867            874,566    $     3,202,873
Shares issued in connection with
  acquisition of MFS/Sun Life Global
  Telecommunications Series                             --                 --             149,18            578,825
Shares issued to shareholders
  in reinvestment of distributions                      --                 --                 --                 --
Shares reacquired                                 (781,899)        (3,093,604)          (556,004)        (2,070,145)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                      (130,716)   $      (480,737)           467,744    $     1,711,553
                                           ===============    ===============    ===============    ===============

                                                                        VALUE SERIES
                                           ------------------------------------------------------------------------
                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
INITIAL CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      8,964,734    $   128,059,784         10,095,874    $   121,420,880
Shares issued to shareholders
  in reinvestment of distributions                 306,054          4,095,008            392,757          4,371,388
Shares reacquired                              (10,199,972)      (145,395,836)       (11,813,004)      (139,315,973)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                      (929,184)   $   (13,241,044)        (1,324,373)   $   (13,523,705)
                                           ===============    ===============    ===============    ===============

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2004                       DECEMBER 31, 2003
                                           ----------------------------------    ----------------------------------
SERVICE CLASS                                   SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                     11,935,955    $   166,920,642          5,856,038    $    71,134,766
Shares issued to shareholders
  in reinvestment of distributions                  85,536          1,140,200             70,238            779,643
Shares reacquired                              (10,456,942)      (146,316,509)        (3,982,922)       (48,402,688)
                                           ---------------    ---------------    ---------------    ---------------
  Net change                                     1,564,549    $    21,744,333          1,943,354    $    23,511,721
                                           ===============    ===============    ===============    ===============

(6) LINE OF CREDIT

The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to each series, and included in miscellaneous expense for the year ended December 31, 2004 was as follows:

                                                                      COMMITMENT
                                                                         FEE
               -----------------------------------------------------------------

               Capital Opportunities Series                           $    2,148
               Core Equity Series                                            439
               International Growth Series                                 1,042
               Massachusetts Investors Growth Stock Series                 4,414
               Mid Cap Value Series                                          123
               New Discovery Series                                        1,505
               Research International Series                                 681
               Strategic Growth Series                                       452
               Strategic Value Series                                         55
               Technology Series                                             153
               Value Series                                                3,325

Each series had no significant borrowings during the year ended December 31, 2004.

(7) FINANCIAL INSTRUMENTS

The Technology Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                                                                   NUMBER OF     PREMIUMS
                                                                   CONTRACTS     RECEIVED
       ----------------------------------------------------------------------------------
       Outstanding, beginning of period                                   --   $       --
       Options written                                                     6      151,142
       Options terminated in closing transactions                         (6)    (151,142)
                                                                   ---------   ----------
       Outstanding, end of period                                         --   $       --
                                                                   =========   ==========

At December 31, 2004, the fund had sufficient cash and/or securities at least equal to the value of the written options.

(8) RESTRICTED SECURITIES

At December 31, 2004, the International Growth Series owned the following security which is subject to legal or contractual restrictions on resale, excluding securities issued under Rule 144A, constituting 0.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

DESCRIPTION                         DATE OF ACQUISITION    SHARE AMOUNT      COST        VALUE
-------------------------------------------------------------------------------------------------
Aber Diamond Corp                        12/7/2004               23,500   $  817,823   $  831,209
                                                                          ==========   ==========

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005. It is expected that this distribution will be made by the SEC to the affected MFS funds on or around February 14, 2005.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are RIGGS V. MFS ET AL., CASE NO. 04-CV-01162-JFM (direct), HAMMERSLOUGH
V. MFS ET AL., CASE NO. 04-MD-01620 (derivative) AND ANITA WALKER V. MFS ET AL., CASE NO. 1:04-CV-01758 (ERISA) . The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE
V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10584 (GAO) (March 25, 2004); EDDINGS V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10764 (GAO) (April 15,
2004); MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. CO., ET al., No. 04cv11458 (GAO) (May 4, 2004); and KOSLOW V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv11019 (GAO) (May 20, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution (which has been accrued to the affected funds and is expected to be distributed on or around February 14, 2005) to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of MFS/Sun Life Series Trust (the "Trust"), comprising Capital Opportunities Series, Core Equity Series, International Growth Series, Massachusetts Investors Growth Stock Series, Mid Cap Value Series, New Discovery Series, Research International Series, Strategic Growth Series, Strategic Value Series, Technology Series, and Value Series as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Opportunities Series, Core Equity Series, International Growth Series, Massachusetts Investors Growth Stock Series, Mid Cap Value Series, New Discovery Series, Research International Series, Strategic Growth Series, Strategic Value Series, Technology Series and Value Series as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 24, 2005

MFS/SUN LIFE SERIES TRUST

FEDERAL TAX INFORMATION (UNAUDITED)

Each series designated the following amounts as a capital gain dividend for the year ended December 31, 2004:

                                                                            CAPITAL GAIN
                                                                              DIVIDEND
            ----------------------------------------------------------------------------
            Mid Cap Value Series                                            $     25,758
            Strategic Value Series                                                29,295

For the year ended December 31, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations was as follows:

                                                                            DIVIDENDS RECEIVED
                                                                                 DEDUCTION
            ----------------------------------------------------------------------------------
            Capital Opportunities Series                                             100%
            Core Equity Series                                                       100%
            International Growth Series                                             0.50%
            Massachusetts Investors Growth Stock Series                              100%
            Mid Cap Value Series                                                   11.30%
            Research International Series                                           1.03%
            Strategic Value Series                                                   100%
            Value Series                                                             100%

For the year ended December 31, 2004, income from foreign sources and the foreign tax credit were as follows:-

                                                                    FOREIGN SOURCE
                                                                 INCOME AND DIVIDENDS   FOREIGN TAX CREDIT
            ----------------------------------------------------------------------------------------------
            International Growth Series                          $          2,953,404   $          288,941
            Research International Series                                   2,683,630              251,222

MFS/SUN LIFE SERIES TRUST
TRUST TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of February 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                     POSITION(S) HELD     TRUSTEE/OFFICER          PRINCIPAL OCCUPATION DURING THE PAST
       NAME, DATE OF BIRTH               WITH FUND            SINCE(1)             FIVE YEARS AND OTHER DIRECTORSHIPS(2)
---------------------------------   -------------------   ---------------   ---------------------------------------------------
INTERESTED TRUSTEES

C. James Prieur(3)                        Trustee            July 1999      Sun Life Assurance Company of Canada, President and
(born 04/21/51)                                                             Chief Operating Officer

David D. Horn(3)                          Trustee            April 1986     Private investor; Retired; Sun Life Assurance
(born 06/07/41)                                                             Company of Canada, Former Senior Vice President
                                                                            and General Manager for the United States (until
                                                                            1997)

INDEPENDENT TRUSTEES

J. Kermit Birchfield                      Chairman           May 1997       Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                             Managing Director; Displaytech, Inc. (manufacturer
                                                                            of liquid crystal display technology), Director

Robert C. Bishop                          Trustee            May 2001       AutoImmune Inc. (pharmaceutical product
(born 01/13/43)                                                             development), Chairman, President and Chief
                                                                            Executive Officer; Caliper Life Sciences Corp.
                                                                            (laboratory analytical instruments), Director;
                                                                            Millipore Corporation (purification/filtration
                                                                            products), Director; Quintiles Transnational Corp.
                                                                            (contract services to the medical industry),
                                                                            Director

Frederick H. Dulles                       Trustee            May 2001       Ten State Street LLP (law firm), Partner;
(born 03/12/42)                                                             McFadden, Pilkington & Ward LLP (solicitors and
                                                                            registered foreign lawyers), Partner (until June
                                                                            2003); Jackson & Nash, LLP (law firm), Of Counsel
                                                                            (January 2000 to November 2000)

Derwyn F. Phillips                        Trustee            April 1986     Retired
(born 08/31/30)

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                     POSITION(S) HELD     TRUSTEE/OFFICER          PRINCIPAL OCCUPATION DURING THE PAST
       NAME, DATE OF BIRTH               WITH FUND            SINCE(1)             FIVE YEARS AND OTHER DIRECTORSHIPS(2)
---------------------------------   -------------------   ---------------   ---------------------------------------------------
Ronald G. Steinhart                       Trustee            May 2001       Private investor; Bank One, Texas N.A., Vice
(born 06/15/40)                                                             Chairman and Director (January 2000 to January
                                                                            2001); Bank One Corporation, Officer (until
                                                                            January 2000); Carreker Corporation (consultant
                                                                            and technology provider to financial
                                                                            institutions), Director; Prentiss Properties Trust
                                                                            (real estate investment trust), Director; United
                                                                            Auto Group, Inc. (automotive retailer), Director

Haviland Wright                           Trustee            May 2001       Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                             Center, Center Director (since March 2002);
                                                                            Displaytech, Inc. (manufacturer of liquid crystal
                                                                            display technology), Chairman and Chief Executive
                                                                            Officer (until March 2002)

TRUSTEES EMERITUS

Garth Marston                        Trustee Emeritus                       Retired
(born 04/28/26)

Samuel Adams                         Trustee Emeritus                       Retired
(born 10/19/25)

OFFICERS

Robert J. Manning(4)                     President         February 2004    Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                             Executive Officer, President, Chief Investment
                                                                            Officer and Director

James R. Bordewick, Jr.(4)          Assistant Secretary    February 1997    Massachusetts Financial Services Company, Senior
(born 03/06/59)                     and Assistant Clerk                     Vice President and Associate General Counsel


----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                     POSITION(S) HELD     TRUSTEE/OFFICER          PRINCIPAL OCCUPATION DURING THE PAST
       NAME, DATE OF BIRTH               WITH FUND            SINCE(1)             FIVE YEARS AND OTHER DIRECTORSHIPS(2)
---------------------------------   -------------------   ---------------   ---------------------------------------------------
Jeffrey N. Carp(4)                      Secretary and     September 2004    Massachusetts Financial Services Company,
(born 12/1/56)                             Clerk                            Executive Vice President, General Counsel and
                                                                            Secretary (since April 2004); Hale and Dorr LLP
                                                                            (law firm), Partner (prior to April 2004)

Stephanie A. DeSisto(4)             Assistant Treasurer       May 2003      Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                             President (since April 2003); Brown Brothers
                                                                            Harriman & Co., Senior Vice President (November
                                                                            2002 to April 2003); ING Groep N.V./Aeltus
                                                                            Investment Management, Senior Vice President
                                                                            (prior to November 2002)

James F. DesMarais(4)               Assistant Secretary   September 2004    Massachusetts Financial Services Company,
(born 03/09/61)                     and Assistant Clerk                     Assistant General Counsel

Richard M. Hisey(4)                      Treasurer          August 2002     Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                             Vice President (since July 2002); The Bank of New
                                                                            York, Senior Vice President (September 2000 to
                                                                            July 2002); Lexington Global Asset Managers, Inc.,
                                                                            Executive Vice President and Chief Financial
                                                                            Officer (prior to September 2000); Lexington
                                                                            Funds, Chief Financial Officer (prior to September
                                                                            2000)

Brian T. Hourihan(4)                Assistant Secretary   September 2004    Massachusetts Financial Services Company, Vice
(born 11/11/64)                     and Assistant Clerk                     President, Senior Counsel and Assistant Secretary
                                                                            (since June 2004); Affiliated Managers Group,
                                                                            Inc., Chief Legal Officer/Centralized Compliance
                                                                            Program (January to April 2004); Fidelity Research
                                                                            & Management Company, Assistant General Counsel
                                                                            (prior to January 2004)

Ellen Moynihan(4)                   Assistant Treasurer      May 1997       Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                             President

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                     POSITION(S) HELD     TRUSTEE/OFFICER          PRINCIPAL OCCUPATION DURING THE PAST
       NAME, DATE OF BIRTH               WITH FUND            SINCE(1)             FIVE YEARS AND OTHER DIRECTORSHIPS(2)
---------------------------------   -------------------   ---------------   ---------------------------------------------------
Frank L. Tarantino                   Independent Chief    September 2004    Tarantino LLC (provider of compliance services),
(born 03/07/44)                     Compliance Officer                      Principal (since June 2004); CRA Business
                                                                            Strategies Group (consulting services), Executive
                                                                            Vice President (April 2003 to June 2004); David L.
                                                                            Babson & Co. (investment adviser), Managing
                                                                            Director, Chief Administrative Officer and
                                                                            Director (February 1997 to March 2003)

James O. Yost(4)                    Assistant Treasurer     April 1992      Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                             Vice President

----------
(1) Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Series does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Series and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Series Fund hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Accounts/Series.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling
1-800-752-7215.

MFS(R)/SUN LIFE SERIES TRUST

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

Information regarding how each series voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. Each series' Form N-Q may be reviewed and copied at the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room any be obtained by calling the Commission at 1-800-SEC-0330. Each series' Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfor@sec.gov or by writing the Public Reference Section at the above address.

PORTFOLIO MANAGERS++

Margaret W. Adams
William J. Adams
John F. Addeo
S. Irfan Ali
David A. Antonelli
Edward Baldini
T. Kevin Beatty
David M. Calabro
James J. Calmas
Barry P. Dargan
Kenneth J. Enright
Eric B. Fischman
Steven R. Gorham
Robert Henderson
Alan Langsner
John D. Laupheimer, Jr.
Olivier Lebleu
Camille Lee
Gregory Locraft
Kate Mead
Thomas Melendez
Constantinos Mokas
Edward L. O'Dette
Betsy Palmer
Stephen Pesek
Scott B. Richards
Michael W. Roberge
Matthew W. Ryan
Daniel Scherman
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener
Thomas Wetherald

++MFS Investment Management(R)


(C)2005 Sun Life Financial Distributors, Inc.
                                                             SUN-C-ANN-2/05 189M

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright are "independent" members of the Audit Committee as defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the series of the Registrant ("Funds"). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended December 31, 2004 and 2003, audit fees billed to the Funds by Deloitte were as follows:

                                                                       AUDIT FEES
             FEES BILLED BY DELOITTE:                             2004           2003
                                                                  ----           ----
               Bond Series                                      $  40,850      $  39,150
               Capital Appreciation Series                         29,925         28,700
               Capital Opportunities Series                        29,925         28,700
               Core Equity Series                                  29,925         28,700
               Emerging Growth Series                              30,500         29,250
               Emerging Markets Equity Series                      31,650         30,350
               Global Governments Series                           40,850         39,150
               Global Growth Series                                39,125         37,500
               Global Total Return Series                          39,125         37,500
               Government Securities Series                        34,525         33,100
               High Yield Series                                   39,125         37,500
               International Growth Series                         31,650         30,350
               International Value Series                          32,225         30,900
               Managed Sectors Series                              30,500         29,250
               Massachusetts Investors Growth Stock Series         29,925         28,700

               Massachusetts Investors Trust Series                29,925         28,700
               Mid Cap Growth Series                               29,925         28,400
               Mid Cap Value Series                                32,225         11,550
               Money Market Series                                 17,850         17,150
               New Discovery Series                                29,925         28,700
               Research International Series                       29,925         28,700
               Research Series                                     30,500         29,250
               Strategic Growth Series                             29,925         28,400
               Strategic Income Series                             29,925         28,700
               Strategic Value Series                              32,225         11,550
               Technology Series                                   29,925         28,400
               Total Return Series                                 40,850         39,150
               Utilities Series                                    29,925         28,700
               Value Series                                        29,925         28,700
                                                                ---------      ---------
                    TOTAL                                       $ 932,800      $ 854,850

For the fiscal years ended December 31, 2004 and 2003, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities that relate directly to the operations and financial reporting of each of the Funds were as follows:

                                                 AUDIT-RELATED FEES(1)            TAX FEES(2)          ALL OTHER FEES(3)
   FEES BILLED BY DELOITTE:                       2004           2003          2004         2003        2004       2003
                                                  ----           ----          ----         ----        ----       ----
   To Bond Series                             $          0   $          0   $    6,350   $    4,050   $      0   $      0
   To Capital Appreciation Series                        0              0        6,350        4,050          0          0
   To Capital Opportunities Series                       0              0        6,350        4,050          0          0
   To Core Equity Series                                 0              0        6,350        4,050          0          0
   To Emerging Growth Series                             0              0        6,350        4,050          0          0
   To Emerging Markets Equity Series                     0              0        6,350        4,050          0          0
   To Global Governments Series                          0              0        6,350        4,050          0          0
   To Global Growth Series                               0              0        6,350        4,050          0          0
   To Global Total Return Series                         0              0        6,350        4,050          0          0
   To Government Securities Series                       0              0        6,350        4,050          0          0
   To High Yield Series                                  0              0        6,350        4,050          0          0
   To International Growth Series                        0              0        6,350        4,050          0          0
   To International Value Series                         0              0        6,350        4,050          0          0
   To Managed Sectors Series                             0              0        6,350        4,050          0          0
   To Massachusetts Investors Growth
   Stock Series                                          0              0        6,350        4,050          0          0
   To Massachusetts Investors Trust Series               0              0        6,350        4,050          0          0
   To Mid Cap Growth Series                              0              0        6,350        4,050          0          0
   To Mid Cap Value Series                               0              0        6,350        4,050          0          0
   To Money Market Series                                0              0        6,350        4,050          0          0
   To New Discovery Series                               0              0        6,350        4,050          0          0

   To Research International Series                      0              0        6,350        4,050          0          0
   To Research Series                                    0              0        6,350        4,050          0          0
   To Strategic Growth Series                            0              0        6,350        4,050          0          0
   To Strategic Income Series                            0              0        6,350        4,050          0          0
   To Strategic Value Series                             0              0        6,350        4,050          0          0
   To Technology Series                                  0              0        6,350        4,050          0          0
   To Total Return Series                                0              0        6,350        4,050          0          0
   To Utilities Series                                   0              0        6,350        4,050          0          0
   To Value Series                                       0              0        6,350        4,050          0          0
                                              ------------   ------------   ----------   ----------   --------   --------
   TOTAL FEES BILLED BY DELOITTE TO
   ABOVE FUNDS                                $          0   $          0   $  184,150   $  117,450   $      0   $      0

   To MFS and MFS Related
   Entities of Bond Series*                   $  1,046,170   $    356,150   $   67,000   $   50,000   $ 32,500   $      0
   To MFS and MFS Related
   Entities of Capital
   Appreciation Series*                          1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Capital
   Opportunities Series*                         1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Core Equity
   Series*                                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Emerging
   Growth Series*                                1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Emerging
   Markets Equity Series*                        1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Global
   Governments Series*                           1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Global
   Growth Series*                                1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Global
   Total Return Series*                          1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Governments
   Securities Series*                            1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of High Yield
   Series*                                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of International
   Growth Series*                                1,046,170        356,150       67,000       50,000     32,500          0

   To MFS and MFS Related
   Entities of International
   Value Series*                                 1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Managed Sectors
   Series*                                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Massachusetts
   Investors Growth Stock Series*                1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Massachusetts
   Investors Trust Series*                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Mid Cap Growth
   Series*                                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Mid Cap Value
   Series*                                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Money
   Market Series*                                1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of New
   Discovery Series*                             1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Research
   International Series*                         1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Research
   Series*                                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Strategic
   Growth Series*                                1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Strategic
   Income Series*                                1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Strategic
   Value Series*                                 1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Technology
   Series*                                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Total Return
   Series*                                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Utilities
   Series*                                       1,046,170        356,150       67,000       50,000     32,500          0
   To MFS and MFS Related
   Entities of Value Series*                     1,046,170        356,150       67,000       50,000     32,500          0

  AGGREGATE FEES FOR NON-AUDIT SERVICES:

                                                  2004           2003
                                                  ----           ----
   To Bond Series, MFS and
   MFS Related Entities#                      $  1,180,470   $    506,395
   To Capital Appreciation Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Capital Opportunities
   Series, MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Core Equity Series, MFS
   and MFS Related Entities #                    1,180,470        506,395
   To Emerging Growth Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Emerging Markets
   Equity Series, MFS and
   MFS Related
   Entities#                                     1,180,470        506,395
   To Global Governments
   Series, MFS and MFS Related
   Entities of Global
   Governments Series#                           1,180,470        506,395
   To Global Growth Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Global Total Return Series,
   MFS and MFS Related
   Entities #                                    1,180,470        506,395
   To Governments Securities
   Series, MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To High Yield Series, MFS
   and MFS Related Entities#                     1,180,470        506,395
   To International Growth Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To International Value Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Managed Sectors
   Series, MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Massachusetts Investors
   Growth Stock Series, MFS and
   MFS Related Entities#                         1,180,470        506,395
   To Massachusetts Investors
   Trust Series, MFS and MFS
   Related Entities#                             1,180,470        506,395
   To Mid Cap Growth Series,
   MFS and MFS Related
   Entities Series#                              1,180,470        506,395

   To Mid Cap Value Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Money Market Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To New Discovery, MFS and
   MFS Related Entities#                         1,180,470        506,395
   To Research International
   Series, MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Research Series, MFS and
   MFS Related Entities#                         1,180,470        506,395
   To Strategic Growth Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Strategic Income Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Strategic Value Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Technology Series, MFS
   and MFS Related Entities#                     1,180,470        506,395
   To Total Return Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Utilities Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395
   To Value Series,
   MFS and MFS Related
   Entities#                                     1,180,470        506,395

* This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#   This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the Securities and Exchange Commission's rules relating to pre-approval of non-audit services had been in effect.

ITEM 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Funds and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MFS/SUN LIFE SERIES TRUST
            --------------------------------------------------------


By (Signature and Title)* ROBERT J. MANNING
                          ------------------------------------------------------
                          Robert J. Manning, President

Date: February 25, 2005
      -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* ROBERT J. MANNING
                          ---------------------------------------------------------------
                          Robert J. Manning, President (Principal Executive Officer)

Date: February 25, 2005
     ------------------


By (Signature and Title)* RICHARD M. HISEY
                          ---------------------------------------------------------------
                          Richard M. Hisey, Treasurer (Principal Financial Officer and
                                                         Accounting Officer)

Date: February 25, 2005
     ------------------

* Print name and title of each signing officer under his or her signature.